(OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                  Semi-Annual
                                                                       Report



[LOGO]
The Munder Funds
Investments                                                 DECEMBER 31, 1997
for all seasons

                                                      THE MUNDER EQUITY FUNDS
                                                          Accelerating Growth
                                                                     Balanced
                                                              Growth & Income
                                                         International Equity
                                                             Micro-Cap Equity
                                                               Mid-Cap Growth
                                                          Multi-Season Growth
                                                Real Estate Equity Investment
                                                              Small-Cap Value
                                                         Small Company Growth
                                                                        Value

                                                 THE MUNDER FRAMLINGTON FUNDS
                                                 Framlington Emerging Markets
                                                       Framlington Healthcare
                                             Framlington International Growth

                                                         (INSIDE FRONT COVER)


                                                     "...the key to these re-
                                                   sults has been the invest-
                                                         ment Munder has made
                                                    in our research capabili-
                                                         ties and personnel."

The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

     Once again, I am very pleased to report to you the results of The Munder Family of Funds. In addition to being a stellar year for the financial markets, 1997 proved to be an exceptional period for The Munder Funds. I take pride in sharing with you that over 60% of our equity funds and over 70% of our fixed income and money market funds returned above-average performance for the year ended December 31, 1997. I hope that you are also pleased with the performance of our mutual investment.

     Also of importance to me is the fact that during the course of 1997 we added several new funds to the Munder Family of Funds. Eight equity funds and one bond fund were added, rounding out our line up of funds, and providing shareholders with the depth and breadth of investment choices they are demanding. Each one of these funds provided competitive returns in their categories. In fact, Lipper Analytical Services ranked our Micro-Cap Equity Fund as the second highest performing equity fund out of 4,977 equity funds in the Lipper universe for the one-year period ended December 31, 1997.

     While Munder Capital Management has historically been known for its Multi-Season Growth Fund equity style, known as GARP, this year we saw all the pieces of our strategy come together to bring our shareholders very competitive returns in several styles, including Large-Cap Value, Small-Cap Growth and Small-Cap Value, Technology, and Growth and Income. Similar results were achieved in our Tax-Free Bond styles and Intermediate Bond Funds.

     With respect to our Equity Funds, the key to these results has been the investment Munder Capital Management as advisor, has made in our research capabilities and personnel. The variety of styles offered by the Funds also allows us to continue to capitalize on good investments by "graduating" stocks from one style to the next. This allows the Funds to continue to hold strong performing stocks as they grow, but also allows us to adhere to our style restrictions: so small cap stays small cap.

     We value your faith in us and your continued support. If you have any questions, please call the Funds at 1-800-4MUNDER, or contact your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you for your confidence in Munder Capital Management and the Munder Family of Funds.


        Very truly yours,


        /s/ Lee Munder
        --------------
        Lee Munder President

Table of
     Contents

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EQUITY FUNDS OVERVIEW
            iii    Munder Accelerating Growth Fund
            iii    Munder Balanced Fund
            iv     Munder Growth & Income Fund
            iv     Munder International Equity Fund
            v      Munder Micro-Cap Equity Fund
            v      Munder Mid-Cap Growth Fund
            vi     Munder Multi-Season Growth Fund
            vi     Munder Real Estate Equity Investment Fund
            vii    Munder Small-Cap Value Fund
            vii    Munder Small Company Growth Fund
            viii   Munder Value Fund
            viii   Munder Framlington Emerging Markets Fund
            ix     Munder Framlington Healthcare Fund
            ix     Munder Framlington International Growth Fund
PORTFOLIO OF INVESTMENTS --
            1      Munder Accelerating Growth Fund
            3      Munder Balanced Fund
            8      Munder Growth & Income Fund
           10      Munder International Equity Fund
           25      Munder Micro-Cap Equity Fund
           29      Munder Mid-Cap Growth Fund
           31      Munder Multi-Season Growth Fund
           33      Munder Real Estate Equity Investment Fund
           35      Munder Small-Cap Value Fund
           38      Munder Small Company Growth Fund
           41      Munder Value Fund
           43      Munder Framlington Emerging Markets Fund
           48      Munder Framlington Healthcare Fund
           52      Munder Framlington International Growth Fund
           58      Financial Statements
           80      Financial Highlights
          122      Notes to Financial Statements

                                  ---------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

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Management's Discussion of
    Fund Performance

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The Investment Environment

       The U.S. economy provided a strong foundation for the financial markets during 1997. At year-end, the unemployment rate and the budget deficit were at 24-year lows and inflation remained at its lowest point in over a decade. This benign economic environment led to declining interest rates during 1997 and corporate profits that have shown stronger and more sustained growth than ever before. Although economic growth was stronger than anticipated at the start of the year, inflationary pressures remained minimal. The Consumer Price Index increased by only 1.7% for 1997, the lowest rate of increase since 1986.

       While the current economic environment remains positive, investors are now focused on the potential impact of the turmoil in Southeast Asia on the U.S. economy. The devaluation of Asian currencies and falling import prices will help to keep U.S. inflation in check. What remains to be seen is the impact on overall corporate profits and U.S. economic growth. At this point, the U.S. labor market remains tight and most analysts anticipate that the U.S. economy will grow by 2.0% to 2.5% in 1998. The still-developing Asian situation, however, is the major wild card for the economy in 1998.

Equity Funds Overview

       The S&P 500 Index (the "S&P 500") generated a return of 2.87% for the fourth quarter of 1997, setting a record for twelve consecutive positive quarters. With a 33.36% return for the year ended December 31, 1997, the S&P 500 exhibited the strongest three-year period in market history. The S&P 500 had a return of 10.61% for the six-month period ended December 31, 1997.

       The positive performance in the second half of 1997 came about in very different ways. In the third quarter small capitalization stocks led the charge with the Russell 2000 Index increasing at an impressive 14.9%, while the S&P 500 grew at only 7.5%. This story was reversed in the fourth quarter with a resurgence in the largest domestic stocks, which were viewed as a safe haven in the face of tumultuous and negative Southeast Asian markets. The fourth quarter was less kind to other sectors of the stock market. International markets, measured by the Morgan Stanley EAFE Index, declined by 7.77% in reaction to events in the Asian region in the fourth quarter. Small company stocks, measured by the NASDAQ Composite, fell by 6.8% during the fourth quarter.

      One of the most notable events during the fourth quarter of 1997 was the shift in the focus of investors from domestic concerns, such as the extent of inflationary pressures and Federal Reserve policy, to the international arena. The turmoil in Southeast Asian markets began during the summer, as the speculative bubble in property in that region began to unwind. The result was lower real growth prospects for countries in Southeast Asia, along with balance of payments problems, currency instability and mounting problems with loan repayments. Concerns about the impact of these developments on both the global and the U.S. economy led to increased volatility during the fourth quarter. Stock market fluctuations included a 554 point drop in the Dow Jones average on October 27th as the problems in Southeast Asia spread to the Hong Kong market. These fourth quarter ups and downs in the market helped to make 1997 the most volatile year in the stock market since 1987.

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      Lower interest rates and continued good news on inflation will be a positive for the stock market. However, favorable news from the U.S. economy will be offset to some extent by concerns about the impact of the events in Southeast Asia on U.S. corporate profits. Since current stock prices reflect a fairly optimistic earnings outlook, there is little room for earnings disappointments or rising interest rates. We anticipate a choppy trading range environment until Southeast Asian markets stabilize and investors can better gauge the effects of the weakened Asian economies on global and U.S. markets.

      We are emphasizing those stocks that should perform well in the more mature phase of this expansion. Given a more difficult earnings environment in 1998, and the increased uncertainty in Asian financial and currency markets, companies that can generate consistent and steadily growing earnings should provide investors the best relative performance.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of class Y shares, net of Fund expenses.

MUNDER ACCELERATING GROWTH FUND

Fund Manager: The Munder Accelerating Fund Committee

      The Fund earned a return of 5.82% for the six-month period ended December 31, 1997. This compares to the 9.19% average return for the Lipper universe of growth stock mutual funds for the same time period. Several factors combined to lead to the relatively weak performance for the period. First, given the turmoil in the Asian markets, investors sought the perceived safety associated with the stocks of larger companies than those generally held in the Fund. Second, a handful of companies represented in the Fund pre-announced disappointing earnings. Finally, the Fund's energy holdings, which had been strong performers through the third quarter, succumbed to significant profit-taking during the fourth quarter. Factors that were positive for performance included the superior performance of the Fund's telecommunications-related holdings and strong results from most of the Fund's retail-oriented holdings.

MUNDER BALANCED FUND

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 8.60% for the six-month period ended December 31, 1997. This compares to the average return of 7.90% for the Lipper universe of balanced mutual funds for the same time period. The Fund has above-average performance for the six-month and nine-month periods ended December 31, 1997.

      The equity holdings in the Fund that were focused on consistent and above-average earnings growth had strong relative performance during the fourth quarter. The more aggressive equity holdings fared less well. One reason is that these holdings tend to have a smaller average capitalization. This hurt their performance since large company stocks were by far the best performers for the fourth quarter and for the year as a whole. The fixed income portion of the Fund had strong competitive performance for the fourth quarter of 1997, benefiting from the environment of declining interest rates.

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MUNDER GROWTH & INCOME FUND

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund exhibited a return of 14.46% for the six-month period ended December 31, 1997. This compares to the 11.11% average return for the Lipper universe of equity income mutual funds for the same time period. In addition to the three-month and one-year periods ended December 31, 1997, the Fund has earned above-average returns for all time periods since inception.

      We have been very pleased with the performance of this Fund. Performance has been driven by the strong fundamentals of the companies that make up the Fund's portfolio. Earnings growth for the past twelve months for our portfolio companies has been 13%, comparable to that of the S&P 500. The return on equity for the Fund's portfolio holdings was 18%, compared to 16% for the S&P 500. The average quality of the portfolio (as measured by each company's S&P rating) continues to be A-, compared to B+ for the S&P 500 universe.

      The Fund's strong performance, especially in the fourth quarter of the year was led by the Fund's utility sector holdings, up 18% versus 14.9% for the S&P Utility sector. Other strong group performances for the fourth quarter included consumer non-durables (+12%) and finance stocks (+8.5%). The weakest group in the quarter was oil stocks. The S&P International Oils sector was down 5.3%, reflecting substantial declines in the price of oil and in earnings expectations for the group in the quarter. During the quarter, the weighting of energy stocks in the Fund was reduced from 12% to 8%.

MUNDER INTERNATIONAL EQUITY FUND

Fund Managers: Todd B. Johnson and Theodore Miller

      The Fund generated a return of (8.91)% for the six-month period ended December 31, 1997. This compares to the return of (9.46)% for the FT-Actuaries World ex-U.S. Index and the average return of (6.45)% for the Lipper universe of international equity mutual funds for the same time period. It outperformed the FT-Actuaries World ex-U.S. Index for the one-month, six-month, nine- month, one-year, two-year and three-year periods ended December 31, 1997.

      The diversification of the 770 stock, 44 country Munder International Equity Fund continued to provide a strong foundation for the Fund's performance. For the fourth quarter, seven of the top ten stock performers were Canadian and four of those were gold mining companies whose stock prices responded positively to firmer gold prices.

      In the top spot of the market quantitative portion, Copene, a Brazilian petrochemical company, was up 43% in December because of lower oil prices. Cognos Inc., a Canadian software provider, rallied 43% in December also on the news that the company expects fourth quarter earnings to rise 20%. TVX Gold, a Canadian gold mining company, rose 29% in December on higher gold prices. Both Cognos Inc. and TVX Gold are held in the economic quantitative portion of the Fund as well.

      Other strong performers in the economic quantitative portion included Aoki Corp., a Japanese engineering company, which was up 37% on news of a new restructuring plan. Bema Gold Corp., a Canadian gold mining company, rose 27.8% on higher gold prices.

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      The performance of the Fund was affected by the U.S. dollar. The strength of the dollar negatively impacted the portfolio by 10.3% in December and has adversely affected the portfolio by almost 25 percent since the beginning of the year. We do not hedge the currency risk in the Fund back to the U.S. dollar as we believe that a major reason investors choose an international portfolio is the diversification it provides away from the U.S., including currency diversification. While this may have a positive or negative effect in any one period, over the long run we believe that the benefits of diversification outweigh the impact of exchange rate movements in any individual time periods.

MUNDER MICRO-CAP EQUITY FUND

Fund Manager: The Munder Micro-Cap Equity Fund Committee

     The Fund earned a return of 35.35% for the six-month period ended December 31, 1997. This compares to the average return of 16.57% for the Lipper universe of micro-cap mutual funds for the same time period. In addition to the three-month and one-year periods ended December 31, 1997, the Fund, which began operation in December, 1996, has also earned above-average returns for the six-month and nine-month periods ended December 31, 1997.

      The biggest year-end boost to performance came from the multi-industry sector where strong stock selection added significantly to performance. Outstanding performers in this group for the fourth quarter included Dril-Quip, Bright Horizons and Somnus Medical Technologies. Technology, a fairly large sector of the portfolio, was one of the weakest sectors of the market in the fourth quarter. Here, however, good stock selection helped to reduce the negative impact of the sector's overall weakness.

      For the year as a whole, strong stock selection was a key to performance, particularly in the financial, technology and consumer non-durables sectors. The strength in stock selection helped the Fund to earn an impressive return relative to all equity funds. The Fund earned the second highest return of all stock funds for the year ended December 31, 1997. This is an amazing feat, especially considering an environment where small cap stocks significantly lagged the large cap segment of the market.

MUNDER MID-CAP GROWTH FUND

Fund Manager: The Munder Mid-Cap Fund Committee

      The Fund earned a 2.60% return for the six-month period ended December 31, 1997. This compares to the average return of 10.55% for the Lipper universe of mid cap mutual funds for the same time period.

      The fourth quarter of 1997 proved to be a difficult one for mid cap funds. As the financial difficulties in Asia spread, investors focused on conservative investments such as large capitalization stocks. As a result, mid cap and small cap stocks turned in relatively weak performance. In addition, certain stocks held in the Fund, particularly technology stocks, declined as a result of investors' worries about their exposure to Asian markets. High-yielding utilities were the only mid cap segment that performed well during the fourth quarter. This was one reason for the strong

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performance of value funds versus growth-oriented funds in the mid cap segment of the market. In addition, the Fund's results reflect a handful of companies that experienced earnings disappointments during the fourth quarter.

      We anticipate a volatile year for the stock market in 1998 as investors adjust their earnings forecasts to account for the perceived impact of the turmoil in Asian financial and currency markets. Our efforts with respect to the Fund have taken into account both the domestic and global situation.

MUNDER MULTI-SEASON GROWTH FUND

Fund Managers: Leonard J. Barr II, CFA and Lee Munder, CFA

      The Fund generated a return of 11.75% for the six-month period ended December 31, 1997. This compares to the average return of 9.19% for the Lipper universe of growth stock mutual funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns for the one-month, six-month, nine-month, two-year and three-year periods ended December 31, 1997.

      The best performing sectors for the quarter were healthcare (Schering Plough, +21% and Pfizer, +24%), consumer staples (Walgreen, +23%) and consumer cyclicals (Carnival, +20%, Costco, +9% and General Nutrition, +17%). Weaker sectors included technology and transportation.

      During the fourth quarter of 1997, we reduced our holdings in healthcare because share prices were exceeding acceptable parameters. We slightly increased our holdings in telecommunications and energy as market weakness created attractive buying opportunities. The Fund continues to emphasize growth at a reasonable price. Projected earnings per share growth for the Fund's portfolio holdings over the next twelve months is 15%, significantly higher than the 8% projected growth for the S&P 500 universe of stocks. Yet, even with that significant premium in expected growth, the price/earnings ratio for the Fund is only slightly higher at 24 times earnings relative to 22 times earnings for the S&P 500.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

Fund Manager: Peter K. Hoglund, CFA

      The Fund generated a return of 15.93% for the six-month period ended December 31, 1997. This compares to the return of 13.77% for the NAREIT Index (equity only) and the average return of 14.01% for the Lipper universe of real estate mutual funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns relative to the Lipper universe for the one-month, six-month, nine-month and two-year periods ended December 31, 1997. It has outperformed the NAREIT Index for the one-month, six-month, nine- month, one-year and two-year periods ended December 31, 1997.

      The Fund's strong performance relative to the Lipper universe and the longer-term NAREIT returns was delivered with significantly less volatility than either the broad stock market or the Lipper universe of real estate funds. By maintaining strict adherence to our philosophy of providing

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a well-diversified portfolio of high quality REITs, the Fund has performed extremely well on a relative, absolute and risk-adjusted basis. We continue to adhere to our investment philosophy of maintaining a high quality and diversified REIT portfolio.

MUNDER SMALL-CAP VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund earned a return of 20.52% for the six-month period ended December 31, 1997. This compares to the return of 1.98% for the Russell 2000 Index, the 14.73% return for the Russell 2000 Value Index and the average return of 10.62% for the Lipper universe of small cap mutual funds for the same time period. In addition to the three-month and one-year periods ended December 31, 1997, the Fund, which began operation in December, 1996, has also earned above- average returns for the one-month, six-month and nine-month periods ended December 31, 1997.

      An overweighted position in financials, one of the strongest sectors of the market during the fourth quarter and the strongest sector for the year, helped to boost the performance of the Fund for both the fourth quarter and the year. Strong performers in this group included ARM Financial Group, SIS Bancorp and Coast Savings Financial. The consolidation in the financial services sector has created attractive valuations for a number of banks and savings and loan associations, and the Fund has taken advantage of these opportunities. In the consumer services sector, both strong performance and stock selection contributed positively to returns. In this group, Century Communications was the leading performer for the fourth quarter of 1997. The healthcare sector of the market had strong performance during the first three quarters of the year, but weakened during the last three months. The Fund was underweighted in this sector for both the quarter and the year, but still showed strong performance due to holdings of both Trigon and Sullivan Dental during the quarter. Trigon has since migrated from the Small-Cap Value Fund to the Value Fund because of its increase in market capitalization.

MUNDER SMALL COMPANY GROWTH FUND

Fund Managers: Carl P. Wilk and Michael Gura

      The Fund generated a return of 14.51% for the six-month period ended December 31, 1997, compared to the return of 7.29% for the Russell 2000 Growth Index and the average return of 10.62% for the Lipper universe of small cap mutual funds for the same time period. The Fund has earned above-average returns for the one-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year periods ended December 31, 1997.

      The Fund ended the six-month period with strong relative performance in December, producing a strong return for the period and for the year. The Fund's superior performance for the month of December was due to strong stock selection. The largest gains came from the business equipment and services, financials and healthcare sectors. In the business equipment sector, the contribution to performance was due to both an overweighted position in a sector that outperformed the market and from good stock selection. Particularly strong returns for the fourth quarter came from Medquist, FactSet Research and Cort Business Services. Strong stock selection in the financials sector, the best performing sector of the stock market for the year, also helped to boost returns. CMAC Investment, Financial Federal and Hubco were among the leading stocks in

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that group. In the healthcare sector, strong returns for the fourth quarter came from holdings of Serologicals, Medicis Pharmaceutical, Graham Field Health Products and Conmed. Good stock selection in the technology sector helped to reduce the negative impact of exposure to that sector, one of the weakest sectors of the stock market during the fourth quarter.

     For both the fourth quarter and the year ended December 31, 1997, small company value stocks significantly outperformed small company growth stocks. As an example, the Russell 2000 Value Index earned 1.68% for the fourth quarter and 31.80% for the year ended December 31, 1997, while the Russell 2000 Growth Index generated a return of -- 8.20% for the quarter and 12.93% for the year. This wide differential in returns between small cap growth and small cap value stocks is unusual from an historical perspective. Nonetheless, the Fund outperformed the Russell 2000 Growth Index and its Lipper benchmark for the year, a universe made up of both growth and value small company funds.

MUNDER VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund exhibited a return of 14.59% for the six-month period ended December 31, 1997. This compares to the average return of 9.93% for the Lipper universe of growth & income funds. (There is no Lipper universe representing value funds. The Fund is included in the Lipper growth & income universe since it is closest to the Fund in terms of investment characteristics.) The Fund has earned above-average returns for the one-month, six-month, nine-month, one-year and two- year periods ended December 31, 1997.

      The Fund's strong performance in December, the six-month period ending December, and for the year was largely due to strong stock selection, especially among the larger cap stocks in the Fund. The best gains came from the holdings in the financials sector. This sector, a strong performer during the fourth quarter and the top performing sector for the year, was overweighted in the Fund. Stocks in that group which did particularly well included First of America (bought by National City), Hartford Life, Mercantile Bankshares and Reliance Group. Good contribution during the quarter as a whole came from the retail and consumer durables sectors, primarily due to Wendy's (retail) and Maytag (consumer durables). Energy, one of the weakest sectors of the market during fourth the quarter, proved to be a drag on performance. McDermott International, however, was one energy holding that generated a strong return.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

Fund Manager: The Munder Framlington Emerging Markets Fund Committee, headed by William Calvert

      The Fund earned a return of (12.70)% for the six-month period ended December 31, 1997. This compares to the (24.91)% return for the MSCI Emerging Markets Free Index and the average return of (19.15)% for the Lipper universe of emerging markets mutual funds for the same time period. In addition to the quarter and one-year periods, the Fund, which began operation in December 1996, has earned above-average returns for the one-month, six-month and nine-month periods ended December 31, 1997.

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      The Southeast Asian markets continued to exhibit poor performance as the extent of their economic problems became clearer and of more concern to investors. Although the Fund had very little exposure to that region, poor investor sentiment spread to other emerging markets even where the fundamentals remained attractive.

      Going forward, we believe that many of the markets which were negatively affected by sentiment rather than fundamentals now look attractive. With the exception of China and India, we do not include the Asian markets in that category. We believe that those economies will deteriorate further and we are skeptical about their governments' willingness to take the necessary steps for improvement. Consequently, the Fund continues to be heavily weighted towards Latin America, Eastern Europe and Africa with China and India accounting for nearly all of our Asian stocks.

MUNDER FRAMLINGTON HEALTHCARE FUND

Fund Manager: Antony Milford

      The Fund generated a return of 6.89% for the six-month period ended December 31, 1997. This compares to the average return of 6.68% for the Lipper universe of health/biotechnology mutual funds for the same time period. The Fund has earned an above-average return for the six- month period ended December 31, 1997.

      With the financial woes of the Southeast Asian markets dominating the headlines, investors began to focus on conservative investments. The small capitalization companies in the Healthcare Fund fall into a more aggressive category of investments and were therefore largely ignored during the fourth quarter. We believe that many of the Fund's stocks have unreasonably low valuations. We expect that the companies in the Fund will benefit when investors once again focus on company fundamentals.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

Fund Manager: The Munder Framlington International Growth Fund Committee, headed by Simon Key

      The Fund generated a return of (9.95)% for the six-month period ended December 31, 1997. This compares to the return of (8.36)% for the Morgan Stanley EAFE Index and the average return of (6.45)% for the Lipper universe of international equity mutual funds for the same time period.

      Foreign stocks continued to be affected by the malaise which spread from Southeast Asia to the global economy. Despite the fact that the Fund held no stocks in the emerging markets of that region, the Fund's holdings in Latin America suffered from poor investor sentiment caused by Southeast Asia's woes. Japan also suffered significantly from growing worries about the impact of the turmoil in the Asian markets on its economy. Nevertheless, Europe continued to provide good returns, particularly in specific sectors such as financials. This enabled the Fund to post a positive return for the month of December and for the year ended December 31, 1997.

      We believe that Japan, currently underweighted in the Fund, now looks relatively inexpensive. We are keeping a close watch on sentiment indicators for an opportunity to increase Japanese holdings in the Fund. We consider European economies to be in their best shape in many years. The ongoing restructuring of several major European companies should continue to provide attractive investment opportunities.

Munder Accelerating Growth Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 74.5%
    Automobile Parts & Equipment -- 4.0%
 37,800  Lear Corporation+                              $ 1,795,500
195,200  Miller Industries, Inc.+                         2,098,400
 83,380  Tower Automotive, Inc.+                          3,507,171
                                                       ------------
                                                          7,401,071
                                                       ------------
    Banking and Finance -- 11.7%
 67,400  BankAmerica Corporation                          4,920,200
 79,620  Charter One Financial, Inc.                      5,026,013
 21,400  Chase Manhattan Corporation                      2,343,300
112,300  Finova Group, Inc.                               5,579,906
 52,500  Green Tree Financial
           Corporation                                    1,374,844
 31,700  GreenPoint Financial
           Corporation                                    2,300,231
                                                       ------------
                                                         21,544,494
                                                       ------------
    Commercial Services -- 5.9%
 47,800  ABR Information Services,
           Inc.+                                          1,141,225
206,773  Cendant Corporation+                             7,107,822
112,500  Equity Corporation
           International+                                 2,601,563
                                                       ------------
                                                         10,850,610
                                                       ------------
    Communication Equipment -- 1.7%
 60,300  Tellabs, Inc.+                                   3,188,363
                                                       ------------
    Computer Hardware, Software
      or Services -- 9.6%
 69,000  Adaptec, Inc.+                                   2,561,625
105,500  Fiserv, Inc.+                                    5,182,688
277,000  Iomega Corporation+                              3,445,188
 45,150  Parametric Technology
           Corporation+                                   2,138,981
106,000  Saville Systems, ADR+                            4,399,000
                                                       ------------
                                                         17,727,482
                                                       ------------
    Diversified -- 7.5%
107,600  Corrections Corporation of
           America+                                       3,987,925
 46,600  Textron, Inc.                                    2,912,500
152,300  Tyco International Ltd.                          6,863,019
                                                       ------------
                                                         13,763,444
                                                       ------------
    Drugs -- 1.2%
 17,400  Warner-Lambert Company                           2,157,600
                                                       ------------
    Food and Beverages -- 2.2%
 73,400  Sara Lee Corporation                             4,133,338
                                                       ------------
    Lodging -- 1.3%
 71,600  CapStar Hotel Company+                           2,456,775
                                                       ------------
    Medical Instruments, Services,
      and Supplies -- 7.0%
 38,100  Elan Corporation Plc,
           ADR+                                           1,950,244
 84,000  HBO & Company                                    4,032,000
201,500  HEALTHSOUTH
           Corporation+                                   5,591,625
 51,021  Total Renal Care
           Holdings, Inc.+                                1,403,078
                                                       ------------
                                                         12,976,947
                                                       ------------
    Office Equipment and Supplies -- 2.4%
 48,900  Pitney Bowes, Inc.                               4,397,944
                                                       ------------
    Oil Equipment & Services -- 4.9%
 82,600  Diamond Offshore
            Drilling, Inc.                                3,975,125
 80,000  Precision Drilling Corp+                         1,950,000
 79,900  Veritas DGC, Inc.+                               3,156,050
                                                       ------------
                                                          9,081,175
                                                       ------------
    Publishing -- 1.2%
 40,900  Applied Graphics
           Technologies+                                  2,177,926
                                                       ------------
    Real Estate -- 1.9%
 45,500  Mack-Cali Realty
           Corporation                                    1,865,500
 38,000  Spieker Properties, Inc.                         1,629,250
                                                       ------------
                                                          3,494,750
                                                       ------------
    Recreation -- 0.9%
 76,400  Signature Resorts, Inc.+                         1,671,250
                                                       ------------
    Retail -- Store -- 3.7%
129,400  Pier 1 Imports, Inc.                             2,927,675
160,700  The Sports Authority, Inc.+                      2,370,325
 44,600  TJX Companies, Inc.                              1,533,125
                                                       ------------
                                                          6,831,125
                                                       ------------
    Telecommunications -- 7.4%
 47,300  ADC Telecommunications,
           Inc.+                                          1,974,775
 29,100  Lucent Technologies, Inc.                        2,324,363
 87,300  Teleport Communications
           Group Inc.+                                    4,790,588
147,600  WorldCom, Inc.+                                  4,464,900
                                                       ------------
                                                         13,554,626
                                                       ------------
TOTAL COMMON STOCKS
  (Cost  $109,280,552)                                  137,408,920
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENTS -- 26.1%
$ 8,088,000  Agreement with State Street Bank
              and Trust Company, 6.000% dated
              12/31/1997, to be repurchased at
              $8,090,696 on 01/02/98,
              collateralized by $7,990,000 U.S.
              Treasury Note, 6.750% maturing
              04/30/2000 (value $8,250,666)               8,088,000
 40,000,000 Agreement with Lehman
              Brothers, 6.500% dated
              12/31/1997,
              to be repurchased at
              $40,014,444
              on 01/02/1998,
              collateralized by
              $38,929,000 U.S.
              Treasury Notes,
              8.500-8.870%, having
              maturities ranging from
              08/15/2017 through
              02/15/2020
              (value $40,787,293)                        40,000,000
                                                       ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost  $48,088,000)                                    48,088,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $157,368,552*)                        100.6%   185,496,920
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.6)    (1,168,373)
                                               ----    ------------
NET ASSETS                                     100.0%  $184,328,547
                                               ====    ============

---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security


ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.
Munder Balanced Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 47.4%
    Advertising -- 0.7%
14,000   Omnicom Group, Inc.                              $ 593,250
                                                       ------------
    Aerospace -- 0.6%
 4,800   Sundstrand Corporation                             241,800
 3,400   United Technologies
           Corporation                                     247,563
                                                       ------------
                                                            489,363
                                                       ------------
    Automobile Parts & Equipment -- 2.0%
11,300   Johnson Controls, Inc.                             539,575
 3,500   Lear Corporation+                                  166,250
19,559   Mark IV Industries, Inc.                           427,853
20,300   Miller Industries, Inc.+                           218,225
 7,000   Tower Automotive, Inc.+                            294,438
                                                       ------------
                                                          1,646,341
                                                       ------------
    Banking and Financial Services -- 6.9%
 8,700   Associates First Capital
           Corporation                                      618,787
11,700   BankAmerica Corporation                            854,100
11,220   Charter One Financial, Inc.                        708,262
 6,300   Chase Manhattan Corporation                        689,850
 7,000   Finova Group, Inc.                                 347,813
17,200   Green Tree Financial
           Corporation                                      450,425
 2,400   GreenPoint Financial
           Corporation                                      174,150
 7,600   MGIC Investment                                    505,400
14,000   Norwest Corporation                                540,750
 6,900   Summit Bancorp                                     367,425
 3,000   U.S. Bancorp                                       335,813
                                                       ------------
                                                          5,592,775
                                                       ------------
    Building Materials -- 0.7%
19,600   Sherwin-Williams Company                           543,900
                                                       ------------
    Business Equipment and Supplies -- 0.8%
14,700   Avery Dennison Corporation                         657,825
                                                       ------------
    Business Services -- 1.8%
 9,200   Automatic Data Processing, Inc.                    564,650
 8,000   Equifax, Inc.                                      283,500
 7,100   First Data Corporation                             207,675
 7,600   Fiserv, Inc.+                                      373,350
                                                       ------------
                                                          1,429,175
                                                       ------------
    Commercial Services -- 2.2%
 5,700   ABR Information Services,
           Inc.+                                            136,088
37,190   Cendant Corporation+                             1,278,403
 9,900   Corrections Corporation
           of America+                                      366,919
                                                       ------------
                                                          1,781,410
                                                       ------------
    Computer Hardware, Software
      or Services -- 4.7%
 8,900   Adaptec, Inc.+                                     330,413
 6,000   BMC Software, Inc.+                                393,750
20,500   Cabletron Systems, Inc.+                           307,500
12,450   CISCO Systems, Inc.+                               694,087
10,000   Hewlett-Packard Company                            625,000
 3,200   Intel Corporation                                  224,800
27,600   Iomega Corporation+                                343,275
10,950   Oracle Corporation+                                244,322
 9,700   Parametric Technology
           Company+                                         459,537
 4,800   Saville Systems Ireland Plc,
           ADR+                                             199,200
                                                       ------------
                                                          3,821,884
                                                       ------------
    Consumer Non-Durables -- 0.2%
 3,300   Newell Company                                     140,250
                                                       ------------
    Diversified -- 4.4%
11,500   Textron, Inc.                                      718,750
29,900   Thermo Electron
           Corporation+                                   1,330,550
32,900   Tyco International Ltd.                          1,482,556
                                                       ------------
                                                          3,531,856
                                                       ------------
    Drugs -- 2.5%
 9,000   Amgen, Inc.                                        487,125
 5,500   Merck & Company, Inc.                              584,375
 3,400   Pfizer, Inc.                                       253,513
 8,500   Schering-Plough Corporation                        528,062
 1,500   Warner-Lambert Company                             186,000
                                                       ------------
                                                          2,039,075
                                                       ------------
    Electrical Equipment -- 0.7%
 9,500   Emerson Electric Company                           536,156
                                                       ------------
    Food and Beverages -- 1.1%
15,300   Sara Lee Corporation                               861,581
                                                       ------------
    Home Furnishings -- 0.4%
 7,600   Leggett & Platt, Inc.                              318,250
                                                       ------------
    Hotels and Lodging -- 0.4%
 4,800   CapStar Hotel Company+                             164,700
 7,200   Signature Resorts, Inc.+                           157,500
                                                       ------------
                                                            322,200
                                                       ------------
    Household Products -- 0.4%
 6,200   Lancaster Colony Corporation                       349,525
                                                       ------------
    Insurance -- 1.1%
 2,325   American International
           Group, Inc.                                      252,844
 9,200   MBIA, Inc.                                         614,675
                                                       ------------
                                                            867,519
                                                       ------------
    Manufactured Housing -- 0.9%
38,500   Clayton Homes, Inc.                                693,000
                                                       ------------
    Medical Services and Supplies -- 2.1%
 3,500   Elan Corporation Plc,
           ADR+                                             179,156
 8,600   HBO & Company                                      412,800
36,400   HEALTHSOUTH
           Corporation+                                   1,010,100
 3,166   Total Renal Care
           Holdings, Inc.+                                   87,065
                                                       ------------
                                                          1,689,121
                                                       ------------
    Office Equipment and Supplies -- 0.5%
 4,200   Pitney Bowes, Inc.                                 377,738
                                                       ------------
    Oil Equipment and Services -- 2.2%
 4,600   Diamond Offshore
           Drilling, Inc.                                   221,375
 5,000   Precision Drilling Corporation+                    121,875
 8,400   Reading & Bates
           Corporation                                      351,750
 4,300   Schlumberger Ltd.                                  346,150
10,000   Transocean Offshore, Inc.                          481,875
 6,500   Veritas DGC, Inc.+                                 256,750
                                                       ------------
                                                          1,779,775
                                                       ------------
    Publishing -- 0.2%
 3,800   Applied Graphics
           Technologies, Inc.+                              202,350
                                                       ------------
    Railroads -- 0.7%
16,600   Illinois Central Corporation                       565,438
                                                       ------------
    Real Estate -- 0.6%
 7,000   Equity Residential Properties
           Trust+                                           161,875
 4,300   Mack-Cali Realty Corporation                       176,300
 3,600   Spieker Properties, Inc.                           154,350
                                                       ------------
                                                            492,525
                                                       ------------
    Recreation -- 0.8%
11,700   Carnival Corporation, Class A                      647,887
                                                       ------------
    Restaurants -- 1.0%
 4,900   Cracker Barrel Old Country
           Store, Inc.                                      163,537
25,200   Wendy's International, Inc.                        606,375
                                                       ------------
                                                            769,912
                                                       ------------
    Retail -- Specialty -- 3.6%
11,993   Consolidated Stores
           Corporation+                                     526,942
10,000   Costco Companies, Inc.+                            446,250
 9,000   General Nutrition
           Companies, Inc.+                                 306,000
12,500   Home Depot, Inc.                                   735,937
 8,300   Pier 1 Imports, Inc.                               187,788
17,100   The Sports Authority, Inc.+                        252,225
 3,400   TJX Companies, Inc.                                116,875
10,200   Walgreen Company                                   320,025
                                                       ------------
                                                          2,892,042
                                                       ------------
    Telecommunications -- 2.8%
 4,600   ADC Telecommunications,
           Inc.+                                            192,050
13,700   Century Telephone
           Enterprise                                       682,431
 1,800   Lucent Technologies                                143,775
 6,000   Teleport Communications
           Group, Inc.+                                     329,250
 6,000   Tellabs, Inc.+                                     317,250
19,700   WorldCom, Inc.+                                    595,925
                                                       ------------
                                                          2,260,681
                                                       ------------
    Toys -- 0.4%
 9,250   Mattel, Inc.                                       344,563
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $27,582,315)                                     38,237,367
                                                       ------------

Principal
 Amount
---------

ASSET BACKED SECURITIES -- 3.5%
$1,055,000  Advanta Mortgage Loan Trust,
              Series 1997-2, Class A-2,
              7.050% due 05/25/2021                       1,068,525
   200,000  Banc One Credit Card Master
              Trust, Series 1994-C,
              Class A,
              7.800% due 12/15/2000                         203,182
   500,000  Chase Manhattan
              Corporation,
              Series 1996-4, Class A,
              6.730% due 02/15/2003                         505,345
   600,000  Residential Accredit Loans,
              Inc., Series 1997-QS5,
              Class A 5,
              7.250% due 06/25/2027                         603,375
   400,000  Union Acceptance
              Corporation,
              Series 1996-C, Class A3,
              6.630% due 10/08/2003++                       405,556
                                                       ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $2,784,222)                                       2,785,983
                                                       ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 1.6%
  750,000  Federal Home Mortgage
              Corporation,
              Series 1541, Class F,
              6.250% due 05/15/2019                         747,675
  550,000  Federal Home Mortgage
              Corporation, Series 1702-A,
              Class PD,
              6.500% due 04/15/2022                         553,405
                                                       ------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
  (Cost $1,280,895)                                       1,301,080
                                                       ------------
CORPORATE BONDS AND NOTES -- 15.0%
    Finance -- 4.0%
  150,000  American General Institutional
              Capital,
              7.570% due 12/01/2045+++                      154,773
  400,000  AT&T Capital Corporation,
              MTN,
              6.490% due 05/17/1999                         402,336
  540,000  Commercial Credit Company,
              5.875% due 01/15/2003                         531,614
  140,000  Ford Motor Credit
              Corporation,
              6.500% due 02/15/2006                         140,864
  500,000  GMAC,
              6.375% due 12/01/2001                         501,410
  540,000  Liberty Mutual Capital
              Corporation, MTN,
              8.100% due 01/14/2005+++                      588,956
  150,000  MIC Financing Trust I,
              8.375% due 02/01/2027+++                      161,114
  600,000  Pitney Bowes Credit
               Corporation,
              8.625% due 02/15/2008                         700,590
                                                       ------------
                                                          3,181,657
                                                       ------------
    Finance & Banking -- 1.7%
  500,000  Countrywide Capital III,
              8.050% due 06/15/2027                         556,360
  750,000  National Westminster Bank,
              7.750% due 04/29/2049                         796,875
                                                       ------------
                                                          1,353,235
                                                       ------------
    Finance -- Foreign -- 3.2%
  400,000  American Express Company,
              Global Bond,
              6.750% due 06/23/2004                         410,340
  400,000  Beta Finance Corporation,
              6.625% due 07/02/2002                         406,200
  500,000  KFW International
              Finance, Inc.,
              8.000% due 02/15/2010                         567,085
  500,000  Swedish Export Credit Corp.,
              6.010% due 06/19/2000                         499,150
  575,000  Toronto Dominion Bank,
              6.750% due 06/13/2002                         586,385
   90,000  Union Bank of Switzerland,
              7.250% due 07/15/2006                          95,091
                                                       ------------
                                                          2,564,251
                                                       ------------
    Government Agency -- 1.2%
  500,000  British Columbia Hydro,
              12.500% due 01/15/2014                        548,900
  400,000  Tennessee Valley Authority,
              6.375% due 06/15/2005                         408,116
                                                       ------------
                                                            957,016
                                                       ------------
    Industrial -- 1.7%
  600,000  Anheuser Busch Companies,
              9.000% due 12/01/2009                         720,888
  600,000  Wal-Mart Stores,
              8.625% due 04/01/2001                         642,882
                                                       ------------
                                                          1,363,770
                                                       ------------
    Industrial -- Foreign -- 1.1%
  550,000  International
              Telecommunications
              Satellite,
              8.375% due 10/14/2004                         608,988
  300,000  Toyota Motor Corporation,
              5.625% due 03/17/1998                         300,414
                                                       ------------
                                                            909,402
                                                       ------------
    Supranational -- 1.1%
  350,000  African Development Bank,
              Notes,
              6.750% due 07/30/1999                         354,204
  500,000  European Investment Bank,
              7.250% due 04/23/2007                         540,053
                                                       ------------
                                                            894,257
                                                       ------------
    Utility -- Electric -- 1.0%
  500,000  National Rural Utilities,
              7.300% due 09/15/2006                         531,755
  300,000  Puget Sound Energy, Inc.,
              7.020% due 12/01/2027                         302,610
                                                       ------------
                                                            834,365
                                                       ------------
TOTAL CORPORATE BONDS
  AND NOTES
    (Cost $11,855,158)                                   12,057,953
                                                       ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 4.8%
    Federal Home Loan Mortgage Corporation (FHLMC) -- 0.6%
           FHLMC:
  201,968  Pool #E62394, Gold,
              7.500% due 09/01/2010                         207,102
  285,340  Pool #200021,
              10.500% due 11/01/2000                        299,807
                                                       ------------
                                                            506,909
                                                       ------------
    Federal National Mortgage Association
      (FNMA) -- 4.2%
           FNMA:
1,000,000  Series 1993-183 Class H,
              6.500% due 03/25/2022                       1,003,920
  798,483  Pool #303020,
              7.000% due 10/25/2024                         804,104
  218,197  Pool #250345,
              7.000% due 09/01/2025                         219,746
  200,000  7.150% due 08/27/2012                            202,000
  391,119  Pool #303105,
              11.000% due 11/01/2020                        430,786
  622,766  Pool #100081,
              11.500% due 08/20/2016                        697,891
                                                       ------------
                                                          3,358,447
                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $3,800,699)                                       3,865,356
                                                       ------------
U.S. TREASURY OBLIGATIONS -- 13.8%
    U.S. Treasury Bonds -- 4.0%
2,875,000  6.875% due 08/15/2025                          3,206,056
                                                        -----------
    U.S. Treasury Notes -- 9.8%
      970  3.625% due 07/15/2002                                965
2,100,000  7.500% due 11/15/2001                          2,225,664
  530,000  7.750% due 01/31/2000                            551,205
4,610,000  7.875% due 11/15/2004                          5,153,381
                                                       ------------
                                                          7,931,215
                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,675,666)                                     11,137,271
                                                       ------------
REPURCHASE AGREEMENT -- 14.7%
  (Cost $11,859,000)
 11,859,000   Agreement with State Street
                Bank and Trust Company,
                6.000% dated 12/31/1997,
                to be repurchased at
                $11,862,953 on
                01/02/1998, collateralized
                by $10,655,000 U.S.
                Treasury Bond, 6.875%
                maturing 08/15/2025
                (value $12,096,760)                      11,859,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $69,837,955*)                         100.8%    81,244,010
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.8)      (613,418)
                                                 ----    ----------
NET ASSETS                                     100.0%  $ 80,630,592
                                               ====    ============

---------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security
 ++ Floating rate note. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
ADR -- American Depository Receipt
MTN -- Medium Term Note


                  See Notes to Financial Statements.

Munder Growth & Income Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 83.4%
    Automobiles -- 2.0%
 97,000  Ford Motor Company                             $ 4,722,688
                                                       ------------
    Automobile Parts & Equipment -- 2.0%
 97,000  Johnson Controls, Inc.                           4,631,750
                                                       ------------
    Banking and Finance -- 13.5%
 93,000  Banc One Corporation                             5,051,062
 62,000  BankAmerica Corporation                          4,526,000
 70,350  Charter One Financial, Inc.                      4,440,844
 62,000  First of America Bank
           Corporation                                    4,781,750
122,000  Norwest Corporation                              4,712,250
 64,500  Summit Bancorp                                   3,434,625
 40,000  U.S. Bancorp                                     4,477,500
                                                       ------------
                                                         31,424,031
                                                       ------------
    Chemicals -- 4.1%
105,074  Avery Dennison Corporation                       4,702,062
 75,000  Imperial Chemical
           Industries Plc, ADR                            4,870,312
                                                       ------------
                                                          9,572,374
                                                       ------------
    Diversified -- 0.6%
 69,200  Federal Signal Corporation                       1,496,450
                                                       ------------
    Drugs -- 4.0%
 62,000  American Home Products
           Corporation                                    4,743,000
 43,000  Merck & Co., Inc.                                4,568,750
                                                       ------------
                                                          9,311,750
                                                       ------------
    Drugs & Health Care -- 4.2%
 53,000  Bristol-Myers Squibb
           Company                                        5,015,125
 90,000  Smithkline Beecham
           Group Plc, ADR                                 4,629,375
                                                       ------------
                                                          9,644,500
                                                       ------------
    Electrical Equipment -- 0.6%
 30,000  Hubbell, Inc.                                    1,479,375
                                                      ------------
    Electrical Machinery -- 1.9%
 89,000  Cooper Industries, Inc.                          4,361,000
                                                       ------------
    Food and Beverages -- 4.7%
 99,000  Sara Lee Corporation                             5,574,937
117,500  Sysco Corporation                                5,353,594
                                                       ------------
                                                         10,928,531
                                                       ------------
    Holding Companies -- Diversified -- 2.1%
 76,600  Textron, Inc.                                    4,787,500
                                                       ------------
    Insurance -- 5.1%
 59,000  Lincoln National
            Corporation                                   4,609,375
 98,000  SAFECO Corporation                               4,777,500
 31,000  St. Paul Companies, Inc.                         2,543,937
                                                       ------------
                                                         11,930,812
                                                       ------------
    Office Equipment and Supplies -- 3.0%
 31,200  Pitney Bowes, Inc.                               2,806,050
 58,000  Xerox Corporation                                4,281,125
                                                       ------------
                                                          7,087,175
                                                       ------------
    Oil and Petroleum -- 5.4%
 57,000  Atlantic Richfield Company                       4,567,125
 35,000  British Petroleum
           Company Plc, ADR                               2,789,062
 37,000  Exxon Corporation                                2,263,938
 41,000  Mobil Corporation                                2,959,687
                                                       ------------
                                                         12,579,812
                                                       ------------
    Paper -- 1.4%
 62,000  Consolidated Papers, Inc.                        3,309,250
                                                       ------------
    Printing and Publishing -- 2.5%
 79,000  McGraw-Hill, Inc.                                5,846,000
                                                       ------------
    Railroad -- 1.8%
123,000  Illinois Central Corporation                     4,189,688
                                                       ------------
    Real Estate -- 6.4%
120,800  FelCor Suite Hotels, Inc.                        4,288,400
102,000  Health Care Property
           Investors, Inc.                                3,856,875
162,000  Prentiss Properties Trust                        4,525,875
 50,350  Spieker Properties, Inc.                         2,158,756
                                                       ------------
                                                         14,829,906
                                                       ------------
    Retail -- Store -- 3.7%
 81,000  May Department Stores
           Company                                        4,267,688
 70,000  Penney (J.C.) Company, Inc.                      4,221,875
                                                       ------------
                                                          8,489,563
                                                       ------------
    Telecommunications -- 4.3%
 88,000  AT & T Corporation                               5,390,000
 80,000  BellSouth Corporation                            4,505,000
                                                       ------------
                                                          9,895,000
                                                       ------------
    Utilities -- Electric -- 4.7%
104,000  DPL, Inc.                                        2,990,000
 40,727  Duke Energy Company                              2,255,258
116,300  New Century Energies, Inc.                       5,575,131
                                                       ------------
                                                         10,820,389
                                                       ------------
    Utilities -- Natural Gas -- 5.4%
 80,931  El Paso Natural Gas Company                      5,381,912
177,371  MCN Corporation Holding
           Company                                        7,161,354
                                                       ------------
                                                         12,543,266
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $145,730,758)                                   193,880,810
                                                       ------------

Principal
 Amount
---------

CONVERTIBLE BONDS AND NOTES -- 6.3%
$1,600,000 Diamond Offshore Drilling,
              Conv. Sub. Note,
              3.750% due 02/15/2007                       2,144,000
 5,150,000 Home Depot, Inc.,
              Conv. Sub. Note,
              3.250% due 10/01/2001                       6,978,250
 6,000,000 Mark IV Industries, Inc.,
              4.750% due 11/01/2004                       5,602,500
                                                       ------------
TOTAL CONVERTIBLE BONDS
   AND NOTES
  (Cost $12,752,161)                                     14,724,750
                                                       ------------
CONVERTIBLE PREFERRED STOCKS -- 4.6%
 88,000  AirTouch Communications, Inc.,
           Series C 4.250% Conv. Pfd.                     5,483,500
 93,000  Wendys Financial I
           5.000%, Conv. Pfd.                             5,115,000
                                                       ------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
   (Cost $9,051,165)                                     10,598,500
                                                       ------------

REPURCHASE AGREEMENT -- 5.9%
   (Cost  $13,788,000)
 13,788,000   Agreement with State Street
               Bank and Trust Company,
               6.000% dated 12/31/1997,
               to be repurchased at
               $13,792,596 on 01/02/98,
               collateralized by
               $12,390,000 U.S. Treasury
               Note, 6.875% maturing
               08/15/2025 (value $14,066,528)            13,788,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $181,322,084*)                        100.2%   232,992,060
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.2)      (526,300)
                                                ----   ------------
NET ASSETS                                     100.0%  $232,465,760
                                               ====    ============

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATION:
ADR -- American Depository Receipt

                    See Notes to Financial Statements.

Munder International Equity Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 99.7%
    Argentina -- 0.8%
   1,100  Alpargatas S.A.I.C., ADR+                         $ 4,401
     400  APCO Argentina Inc., ADR                           13,800
   2,094  Banco de Galicia Bueno, ADR                        53,920
   1,656  Banco Frances del Rio de la
            Plata, SA, ADR                                   45,333
   3,000  Banco Rio de La Plata SA+                          42,000
   1,800  Buenos Aires
            Embotelladora SA, ADR+                            2,475
   9,800  Corporacion Mapfre, ADR                            68,953
     800  Disco SA, ADR+                                     35,950
     500  IRSA Inversiones Y
            Representaciones SA, GDR                         18,813
   2,220  Metrogas SA, ADR                                   17,205
  13,565  Perez Companc SA, ADR                             193,206
   4,000  Quilmes Industrial SA, ADR                         54,750
   7,100  Telecom Argentina SA, ADR                         253,825
   8,500  Telefonica de Argentina, ADR                      316,625
   2,800  Transportadora de Gas del
            Sur SA, ADR                                      31,325
  12,800  Y.P.F. Sociedad Anonima, ADR                      437,600
                                                       ------------
                                                          1,590,181
                                                       ------------
    Australia -- 2.7%
   5,900  Amcor Ltd.                                        100,300
  45,000  Amcor Ltd., ADR                                   197,969
   2,100  Ashton Mining Ltd., ADR                             9,444
   9,850  Australia & New Zealand
            Bank, ADR                                       323,819
   7,100  Australian National
            Industries, ADR                                  26,091
   5,200  Boral Ltd., ADR                                   104,325
  34,840  Broken Hill Proprietary
            Ltd., ADR                                       644,540
   2,800  Burns, Philip & Company
            Ltd., ADR                                         2,629
   7,000  Coca-Cola Amatil Ltd., ADR                        104,592
   5,500  Coles Myer Ltd., ADR                              214,500
     900  Cortecs International Ltd., ADR+                   12,825
   8,500  CSR Ltd., ADR                                     115,226
   5,000  E-mail Partners Ltd., ADR                          23,620
     500  FAI Insurances Ltd., ADR                            3,656
   1,200  FH Faulding & Company, ADR                         24,026
  10,600  Goodman Fielder Ltd., ADR                          67,427
   9,050  Great Central Mines Ltd.,
            ADR                                              29,978
   6,900  James Hardie Industries, ADR                       40,234
   4,700  Kidston Gold Mines Ltd.,
            ADR+                                              3,126
     800  Lihir Gold Limited,
            ADR+                                             17,000
  45,700  M.I.M. Holdings Ltd., ADR                          55,982
   2,400  Mayne Nickless Ltd., ADR                           63,427
     400  Memtec Ltd., ADR                                   14,400
   9,900  National Australia Bank
            Ltd., ADR                                       699,187
  25,900  News Corporation Ltd., ADR                        577,894
   5,440  Normandy Mining Ltd                                52,823
   4,900  North Ltd., ADR                                    64,543
   1,300  Orbital Engineering Ltd., ADR+                      4,550
   9,600  Pacific Dunlop
            Olympic Ltd., ADR                                81,600
   1,700  Petsec Energy Ltd., ADR+                           23,375
  31,400  Pioneer International Ltd., ADR                    85,722
   5,370  Rio Tinto Ltd., ADR                               250,634
   5,100  Santos Ltd., ADR                                   85,425
     700  Simsmetal Ltd., ADR                                16,244
     600  Sons of Gwalia, ADR                                 6,844
   4,300  Southcorp Holdings Ltd., ADR                       71,182
   8,000  St. George Bank Ltd., ADR                          45,376
   3,000  Telstra Corporation Ltd.+                         125,250
  13,200  Westpac Banking Ltd., ADR                         419,100
  10,100  WMC Ltd., ADR                                     137,612
  40,000  Woodside Petroleum Ltd.                           282,077
                                                       ------------
                                                          5,228,574
                                                       ------------
    Austria -- 0.2%
   2,240  EVN-Energie Versorgung
            Niederoesterreich AG, ADR                        58,785
   9,800  OMV AG, ADR+                                      271,548
   1,000  Wolford AG, ADR                                    12,139
                                                       ------------
                                                            342,472
                                                       ------------
    Belgium -- 0.2%
   8,450  Petrofina SA, ADR                                 312,633
   1,200  Xeikon N.V., ADR+                                  16,800
                                                       ------------
                                                            329,433
                                                       ------------
    Bermuda -- 0.2%
   1,200  Comcast UK Cable
            Partners Ltd., ADR+                              11,325
   3,900  Exel Ltd., ADR                                    247,162
     600  LaSalle Re Holdings Ltd., ADR                      21,225
   1,000  Mutual Risk
            Management Ltd., ADR                             29,938
   2,000  PartnerRe Ltd., ADR                                92,750
                                                       ------------
                                                            402,400
                                                       ------------
    Brazil -- 1.0%
   5,425  Aracruz Celulose SA, ADR                           77,984
   4,900  Cemig-Companhia Energetica
            de Minas, (New), ADR                            210,700
   1,100  Centrais Eletricas
            Brasileiras SA, ADR                              27,350
   5,000  Companhia Cervejaria Brahma,
            ADR                                              60,625
   1,800  Continental AG, ADR                                39,892
   1,300  Copene Petroquimica, ADR                           19,802
   2,600  Panamerican Beverages Inc.,
            ADR, Class A                                     84,825
  11,200  Telecomunicacoes
            Brasileiras SA                                1,304,100
                                                       ------------
                                                          1,825,278
                                                       ------------
    Canada -- 3.7%
   4,200  Aber Resources Ltd.+                                6,563
   3,200  Abitibi-Consolidated Inc., ADR                     44,800
   1,400  Agnico Eagle Mines Ltd., ADR                        7,613
   3,800  AGRA, Inc.                                         29,250
   2,950  Alberta Energy
            Company Ltd., ADR                                57,156
     500  Alliance Communications
             Corporation, ADR+                                6,375
   2,700  Arakis Energy
            Corporation, ADR+                                 5,569
  13,300  Aur Resources, Inc.+                               31,923
   2,400  Avenor, Inc.                                       34,261
   9,550  Bank of Montreal, ADR                             423,781
  22,700  BCE Inc., ADR                                     756,194
     800  Bell Canada
            International, Inc.+                             12,200
  12,400  Bema Gold Corporation+                             30,225
     900  Bema Gold Corporation+                              2,141
   3,700  BioChem Pharmaceuticals,
            Inc+                                             77,237
   1,200  Biomira Inc., ADR+                                  2,550
   1,000  Biovail Corporation
            International, ADR+                              39,062
  14,800  Brookfield Properties
             Corporation                                    247,003
  12,300  Cambior, Inc., ADR                                 72,262
   4,500  Campbell Resource Inc., ADR+                        1,969
   1,000  Canadian Marconi
            Company, ADR                                     13,437
   5,100  Canadian Occidental
            Petroleum, ADR                                  115,387
  12,400  Canadian Pacific Ltd., ADR                        337,900
     600  Chieftain International,
            Inc., ADR+                                       12,750
   1,100  Clearnet Communications
            Inc., ADR+                                       12,513
   9,300  Cognos, Inc.+                                     213,900
   9,000  Cognos, Inc., ADR+                                207,830
   3,300  Cominco, ADR                                       50,944
   2,000  Corel, ADR+                                         3,250
   2,300  Cott Corporation, ADR                              19,406
   4,800  Domatar, Inc., ADR                                 33,300
     170  Dreco Energy Services Ltd.+                         5,734
   8,950  EdperBrascan Corporation,
            Class A                                         162,219
   4,000  Encal Energy Ltd.+                                 16,873
     600  Fahnestock Viner
            Holdings, Inc., ADR                              10,463
   2,100  Fairfax Financial Holdings Ltd.+                  470,242
   1,000  Four Seasons Hotels, Inc., ADR                     31,625
   2,500  Gennum Corporation                                 52,920
   2,500  Goldcorp Inc., Class A, ADR+                        9,688
   7,200  Golden Star Resources Ltd.+                        25,192
   9,406  Gulf Canada Resources, ADR+                        65,843
   2,300  Hollinger, Inc., ADR                               19,262
   2,300  Imperial Oil Ltd., ADR                            147,056
     800  Intertape Polymer
            Group Inc., ADR                                  17,500
   1,400  Intrawest Corporation                              24,325
   2,200  IPL Energy Inc., ADR                               99,000
   1,100  Ipsco, Inc., ADR                                   42,419
     300  Jetform Corporation, ADR+                           4,538
  13,415  Laidlaw, Inc., Class B
            (non-voting)                                    182,779
   1,600  Loewen Group Inc., ADR                             41,300
   4,700  Macmillan Bloedel Ltd., ADR                        49,937
   2,200  Magna International,
            Class A, ADR                                    138,187
  10,200  MDS Inc.                                          235,184
   5,600  Methanex Corporation, ADR+                         44,450
   1,300  Microcell
            Telecommunications, Inc.+                         8,775
   4,000  Mitel Corporation, ADR+                            31,000
   6,200  Newbridge Network, ADR                            216,225
   2,400  Newcourt Credit Group, Inc.                        80,100
  19,600  Norcen Energy Resources Ltd                       224,930
  17,300  Nova Corporation of
            Alberta, ADR                                    165,431
   3,400  Numac Energy Inc., ADR+                            13,175
  16,300  Philip Services Corporation+                      236,108
   1,400  Philip Services Corporation,
            ADR+                                             20,125
   1,200  PLD Telekom Inc., ADR+                              6,525
   1,700  Potash Corporation of
            Saskatchewan, ADR                               141,100
     400  Precision Drilling
            Corporation+                                      9,750
   4,800  Precision Drilling
            Corporation+                                    117,057
   2,600  Quebecor Inc., Class A, ADR                        46,712
   1,300  Rigel Energy Corporation,
            ADR+                                             10,563
   1,900  Rio Algom Ltd., ADR                                32,300
   3,400  Rogers Cantel Mobil
            Communications,
            Class B, ADR+                                    31,450
   2,500  Royal Group Technologies
            Ltd.+                                            57,969
   4,300  Royal Oak Mines, ADR+                               6,719
   2,000  Suncor Energy, Inc.                                68,250
   3,200  Supersol Ltd.                                      45,000
   1,200  Tee-Comm Electronics, Inc.+                             0
   2,100  Teleglobe, Inc.                                    63,787
   7,100  Transcanada Pipelines Ltd., ADR                   158,862
  17,100  Trilon Financial Corporation                      137,609
   3,900  Trizec Hahn Corporation, ADR                       90,431
  52,700  TVX Gold, Inc.+                                   178,747
   1,800  Unican Security Systems, Ltd.                      39,425
   3,400  West Coast Energy, Inc., ADR                       78,200
                                                       ------------
                                                          7,121,812
                                                       ------------
    Chile -- 0.5%
     600  AFP Provida, ADR                                   10,238
     900  Banco BHIF, ADR                                    14,400
     900  Banco de Edwards, ADR                              15,300
     400  Banco Santander Chile, ADR                          5,650
     700  Banco Santiago SA, ADR                             15,575
   2,200  Chilgener SA, ADR                                  53,900
   1,900  Compania Cervecerias
            Unidas SA, ADR                                   55,812
   7,075  Compania de
            Telecomunicaciones de Chile
             SA, ADR                                        211,366
     800  Cristalerias de Chile, ADR                         11,600
   2,500  Distribucion y Servicio D&S SA+                    46,406
   2,200  Embotelladora Andina SA, ADR                       45,788
   7,500  Empresa Nacional
            Electricidad SA,
            ADR                                             132,656
   2,100  Empresa Telex Chile, ADR                            8,269
   4,400  Enersis SA, ADR                                   127,600
     700  Laboratorio Chile SA, ADR                          15,575
   2,400  Linea Aerea Nacional Chile SA+                     32,700
   1,200  Madeco, ADR 18,300
   1,000  Maderas Y Sinteticos
            Sociedad (Masisa), ADR                            9,500
     700  Quimica Minera Chile SA, ADR                       30,800
   3,500  Quinenco SA, ADR+                                  40,250
     600  Santa Isabel SA, ADR                               10,500
     900  Supermercados Unimarc SA,
            ADR+                                             11,081
     500  Vina Concha Y Toro SA, ADR                         12,625
                                                       ------------
                                                            935,891
                                                       ------------
    China -- 4.4%
  18,100  Amoy Properties Ltd., ADR                          79,423
   2,300  Amway Asia Pacific Ltd., ADR                       44,850
   1,900  APT Satellite Holdings Ltd., ADR+                  22,325
   7,200  Asia Pulp & Paper Company
            Ltd., ADR                                        72,450
     600  Asia Satellite
            Telecommunications
            Holdings Ltd., ADR                               10,088
  46,748  Bank East Asia Ltd., ADR                          109,484
     750  Beijing Yanhua Petrochemical
            Company, Ltd., ADR+                               7,125
   3,200  C.P. Pokphand, ADR                                 12,595
  10,300  Cathay Pacific Airways, ADR                        41,870
   6,800  CDL Hotels
            International Ltd., ADR                          20,624
   9,800  Champion Technology
            Holdings, ADR                                     5,253
     700  China Eastern Airlines
            Corporation Ltd., ADR+                           11,331
     900  China Southern Airlines
            Company Ltd., ADR+                               11,869
  21,000  China Telecom (Hong Kong)
            Ltd.+                                           704,812
   5,800  Dairy Farm International
            Ltd., ADR                                        31,320
     500  DSG International Ltd., ADR+                        4,500
  16,700  First Pacific Company Ltd., ADR                    40,414
   1,300  Gold Peak Industries Ltd., ADR                      7,214
   3,000  Guangshen Railway Company
            Ltd., ADR+                                       40,313
   8,750  Hang Lung Development, ADR                         61,539
  26,900  Hang Seng Bank Ltd., ADR                          259,477
  57,800  Henderson Land Development
            Company Ltd., ADR                               272,238
  73,080  Hong Kong and China
            Gas Ltd., ADR                                   141,483
  73,200  Hong Kong Electric
            Holdings Ltd., ADR                              278,160
  13,100  Hong Kong Land
            Holdings, ADR                                   125,760
  17,132  Hong Kong
            Telecommunications
            Ltd., ADR                                       353,347
  31,700  Hopewell Holdings Ltd., ADR                        39,467
 153,000  HSBC Holdings, ADR                              3,771,196
   4,700  Huaneng Power
            International, ADR+                             108,981
  18,200  Hysan Development Ltd., ADR                        72,582
  16,900  Jardine Matheson &
            Company Ltd., ADR                                85,767
   5,800  Jardine Strategic Holding, ADR                     30,624
   1,200  Johnson Electric Holdings, ADR                     34,534
  33,400  New World Development
            Company Ltd., ADR                               231,028
   6,800  Pearl Oriental Holdings                            17,333
  10,050  Peregrine Investment
            Holdings, ADR                                    14,267
   2,200  Shandong Huaneng, ADR                              15,125
   3,970  Shanghai Chlor-Alkali
            Chemical Company, ADR                             6,828
   2,600  Shanghai
            Petrochemicals Ltd., ADR                         40,463
   2,900  Shanghai Tire & Rubber
             Company Ltd., ADR                                7,250
   5,500  Shuntak Holdings Ltd., ADR                         14,729
   1,800  Singer Company, ADR                                15,413
  10,850  South China Morning
            Post, ADR                                        38,159
  86,500  Sun Hung Kai
            Properties Ltd., ADR                            602,645
  57,500  Swire Pacific Ltd., ADR                           301,702
  10,500  Wharf Holdings Ltd., ADR                          115,186
                                                       ------------
                                                          8,333,143
                                                       ------------
    Colombia -- 0.0%#
   1,100  Banco Ganadero SA, ADR                             48,125
   1,300  Banco Industrial
            Colombiano, ADR                                  18,200
                                                       ------------
                                                             66,325
                                                       ------------
    Denmark -- 0.7%
   2,300  ISS International Service
             Systems, ADR+                                   42,453
   4,600  Novo Nordisk AS, Series B                         657,920
   5,400  Novo Nordisk AS, Series B,
            ADR                                             390,825
   9,500  Tele Danmark, Series B, ADR                       292,719
                                                       ------------
                                                          1,383,917
                                                       ------------
    Finland -- 0.1%
   1,700  American Group Ltd., ADR+                          16,368
   1,700  Instrumentarium
            Corporation, ADR                                 28,900
     700  Rauma-Repola, ADR                                  10,587
   1,600  Valmet Corporation, ADR                            44,000
                                                       ------------
                                                             99,855
                                                       ------------
    France -- 6.1%
  22,500  Alcatel Alsthom Cie Generale
            D'Electric, ADR                                 569,531
   3,600  AXA Company                                       278,561
     700  Bouygues Offshore SA, ADR                          15,225
     800  Business Objects SA, ADR+                           8,300
   3,000  Canal Plus, ADR                                   111,555
   1,800  Carrefour SA                                      939,104
     300  Chargeurs SA                                       17,945
   1,950  Christian Dior SA                                 199,909
     100  Cie Europenne de
            Telesecurite C.E.T.                               4,671
     600  CIPE France                                        20,277
     755  Claring SA, ADR                                    57,956
   1,978  Clarins SA                                         30,365
   1,300  Coflexip SA, ADR                                   72,150
   4,500  Compagnie Generale des
            Eaux, ADR                                       125,613
   1,000  Companie Generale de
            Geophysique SA, ADR+                             25,625
     550  Credit Lyonnais                                    28,603
   3,900  Dassault Systemes SA, ADR                         120,413
  18,800  Elf Aquitaine, ADR                              1,102,150
     500  Essilor International                             149,539
  49,200  Eurotunnel SA+                                     47,414
  36,200  France Telecom SA+                              1,303,200
     800  Genset, ADR+                                       15,800
     600  Groupe AB SA, ADR+                                  3,863
  12,450  Groupe Danone, ADR                                444,751
   6,600  Havas SA, ADR                                     118,708
      50  Intertechnique SA                                  10,966
   8,900  Lafarge SA, ADR                                   194,652
   5,200  Lagardere Group                                   171,937
   2,900  Lagardere Group, ADR                               95,889
  15,700  Louis Vuitton Moet
            Hennessy, ADR                                   520,062
   3,500  LVMH (Moet Hennessy
            Louis Vuitton)                                  580,959
   3,800  Pechiney SA, ADR                                   74,100
   8,150  Pernod Ricard, ADR                                119,846
     800  Pinault Printemps-Redoute SA                      426,817
   9,050  PSA Peugeot Citroen, ADR                          285,283
  10,900  Rhone-Poulnec SA, ADR                             483,687
     400  Scor SA, ADR                                       19,100
     550  SEB SA                                             76,672
   5,200  SGS-Thompson
            Microelectronics, ADR+                          317,525
  14,100  Societe Generale, ADR                             384,211
     500  Stolt Comex Seaway SA+                             25,000
   5,500  Thomson CSF                                       173,357
  14,800  Total SA, Class B                               1,610,700
   2,700  Valeo SA, ADR                                     183,125
                                                       ------------
                                                         11,565,116
                                                       ------------
    Germany -- 8.0%
   1,500  Altana AG                                         102,977
  16,950  Bayer AG                                          633,169
  25,100  Bayer AG, ADR                                     941,601
  13,900  Commerzbank AG, ADR                               549,370
  16,700  Daimler-Benz AG                                 1,171,539
  14,000  Daimler-Benz AG, ADR                            1,011,500
  14,200  Deutsche Bank AG, ADR                           1,002,979
   1,350  Deutsche Pfandbrief-und
            Hypothekenbank AG                                79,997
  98,300  Deutsche Telekom, ADR                           1,830,837
   1,950  Deutz AG                                           14,308
      50  DLW AG                                              5,698
  16,100  Dresdner Bank AG, ADR                             742,822
   1,400  FAG Kugelfischer                                   18,483
     250  Fresenius AG                                       45,999
   2,750  Gehe AG                                           137,580
      56  Heidelberger
            Druckmaschinen AG                                 3,093
  21,300  Hoechst AG, ADR                                   746,831
     250  Kloeckner Werke AG                                 16,746
   2,600  Mannesmann AG                                   1,313,766
     300  Pfeiffer Vacuum
            Technology AG, ADR+                               8,400
      50  Porsche AG                                         83,382
     800  Puma AG, ADR                                       16,256
     500  Rheinmetall AG                                      9,742
  12,200  RWE AG, ADR                                       653,554
   1,400  SAP AG                                            425,304
  11,001  SAP AG, ADR                                     1,204,697
     100  SCHMALBACH LUBECA AG                               16,482
   2,300  SGL Carbon AG, ADR                                 98,613
  17,900  VEBA AG+                                        1,235,100
     900  Volkswagen AG                                     506,295
   5,000  Volkswagen AG, ADR                                562,834
                                                       ------------
                                                         15,189,954
                                                       ------------
    Greece -- 0.0%#
     400  Anangel -- American
            Shipholdings Ltd, ADR                             3,500
                                                       ------------
    Hong Kong -- 0.0%#
   1,050  Egana International Holdings
            Ltd.                                              3,387
                                                       ------------
    Hungary -- 0.0%#
     600  Euronet Services, Inc., ADR+                        4,650
     600  Pannonplast Rt.+                                    7,912
                                                       ------------
                                                             12,562
                                                       ------------
    Indonesia -- 0.2%
   3,300  Gulf Indonesia
            Resources Ltd.+                                  72,600
   5,300  PT Indorayon Utama, ADR+                            1,590
   3,883  PT Indosat, ADR                                    74,990
   1,100  PT Pasifik Satelit
            Nusantara, ADR+                                  16,913
  15,200  PT Telekomunikasi
            Indonesia, ADR                                  168,150
   1,100  PT Tri Polyta
            Indonesia, ADR+                                     756
                                                       ------------
                                                            334,999
                                                       ------------
    Ireland -- 0.4%
   4,300  Bank of Ireland, ADR                              266,600
     700  CBT Group Plc, ADR+                                57,487
   2,800  CRH, ADR                                          161,700
   2,400  Elan Corporation Plc, ADR+                        122,850
   2,100  Jefferson Smurfit Group, ADR                       57,225
   1,400  Ryanair Holdings Plc, ADR+                         35,175
   1,300  Saville Systems Ireland, ADR+                      53,950
     500  Warner Chilcott
            Laboratories, ADR+                                6,188
   2,800  Waterford Wedgwood Plc, ADR                        35,350
                                                       ------------
                                                            796,525
                                                       ------------
    Israel -- 0.2%
     200  American-Israeli Paper
            Mills, ADR                                        8,450
   1,300  Blue Square-Israel Ltd., ADR                       16,088
   1,300  Check Point Software
            Technologies Ltd., ADR+                          52,975
   2,700  ECI Telecommunications
            Ltd., ADR                                        68,850
     800  Elbit Medical Imaging
            Ltd., ADR                                         5,200
     900  Elbit Systems Ltd., ADR                            12,375
     800  Elron Electronic
            Industries Ltd., ADR                             12,800
     800  Elscint Ltd., ADR+                                  6,400
     500  ESC Medical Systems Ltd., ADR+                     19,375
   1,560  Frutarom+                                           1,406
     400  Gilat Satellite Network Ltd., ADR+                 11,450
   2,300  Koor Industries Ltd., ADR                          50,456
     500  Matav-Cable Systems
            Media Ltd., ADR+                                  9,000
     500  MEMCO Software Ltd.+                               10,125
     300  NICE-Systems Ltd., ADR+                            12,600
   1,600  Scitex Corporation, ADR                            19,300
     700  Tadiran Ltd.                                       24,763
     500  Tecnomatrix Technologies
            Ltd., ADR+                                       16,875
   2,100  Teva Pharmaceutical, ADR                           99,356
                                                       ------------
                                                            457,844
                                                       ------------
    Italy -- 2.1%
   3,272  Benetton Group SpA, ADR                           106,749
   1,600  De Rigo SpA, ADR+                                  10,000
  29,000  Ente Nazionale Idrocarburi
            SpA, ADR                                      1,654,812
  23,930  Fiat, ADR                                         352,968
   1,000  Fila Holding SpA, ADR                              20,125
   2,100  Industrie Natuzzi, ADR                             43,313
  14,500  Instituto Nazionale delle
            Assicurazioni, ADR                              293,625
   7,200  Istituto Mobiliare Italiano
             SpA, ADR                                       257,400
   1,700  Luxottica Group, ADR                              106,250
  19,242  Montedison SpA, ADR                               170,773
     500  SAES Getters SpA, ADR                               4,781
  13,900  Telecom Italia SpA                                889,600
                                                       ------------
                                                          3,910,396
                                                       ------------
    Japan -- 18.1%
  10,870  Amway Japan Ltd., ADR                             100,548
 112,000  Aoki Corporation                                   36,027
  25,000  Ashikaga Bank Ltd.                                 40,208
   6,700  Bandai Company Ltd., ADR                           24,462
 168,995  Bank of Tokyo, ADR                              2,376,492
   6,000  Canon Inc., ADR                                   700,500
  30,000  Chiyoda Corporation                                32,167
  48,000  Chuo Trust and Banking
            Company, Ltd.                                   106,610
   2,500  CSK Corporation, ADR                               64,375
  12,900  Dai'El, Inc., ADR                                  95,138
  34,000  Daifuku Company, Ltd.                             165,352
  34,000  Daishowa Paper
            Manufacturing Company, Ltd.                     187,486
   8,000  Deodeo Corporation                                 69,235
   9,750  Eisai Company Ltd., ADR                           149,126
  82,000  Fuji Bank                                         331,592
  18,600  Fuji Photo Film Company
            Ltd., ADR                                       710,288
 145,000  Fujita Corporation                                 52,194
  61,000  Hanwa Company, Ltd.                               108,386
 136,000  Haseko                                             69,786
  11,900  Hitachi Ltd., ADR                                 823,331
  31,000  Hitachi Plant Engineer &
            Construction                                     69,089
  16,800  Honda Motor
            Company Ltd., ADR                             1,241,100
 132,000  Industrial Bank of Japan                          940,185
  46,000  Isetan Co                                         192,004
 390,000  Ishikawajima-Harima
            Heavy Industries
            Company., Ltd.                                  582,446
 323,000  Isuzu Motors Ltd.                                 502,175
   3,900  Ito-Yokado Ltd., ADR                              793,894
  32,200  Japan Airlines Company, ADR                       169,050
  53,000  Japan Storage Battery Co., Ltd.                   123,803
  53,000  JGC Corporation                                   111,626
  13,000  JUSCO Co.                                         183,197
 149,000  Kajima Corporation                                375,438
 107,000  Kanebo, Ltd.                                       77,851
   6,000  Kanematsu-NNK Corporation                          32,626
 155,000  Kankaku Securities Company                        121,084
 290,000  Kawasaki Heavy Industries Ltd.                    448,648
  11,800  Kawasaki Steel Corporation, ADR                   161,436
  46,000  Keisei Electric Railway                           120,135
   3,800  Kirin Brewery Company, ADR                        278,825
  20,500  Kobe Steel Ltd., ADR+                              82,718
   9,100  Komatsu Ltd., ADR                                 183,256
   2,600  Kubota Corporation, ADR                           140,400
   3,400  Kyocera Corporation, ADR                          307,700
  93,000  Long Term Credit
            Bank of Japan                                   148,863
   6,200  Makita Corporation, ADR                            58,900
   7,600  Matsushita Electric Industrial
            Company Ltd., ADR                             1,155,200
  30,000  Mercian Corporation                                89,607
  28,400  Mitsubishi Corporation, ADR                       449,657
 448,000  Mitsubishi Electric
            Corporation                                   1,145,991
   3,000  Mitsui & Company Ltd., ADR                        360,000
  33,000  Mitsui Engineering &
            Shipbuiding Co., Ltd.                            20,977
 100,000  Mitsukoshi Ltd.                                   265,758
  41,000  Morinaga & Company                                 39,565
  11,200  NEC Corporation, ADR                              600,600
 130,000  New Japan Securities
            Company, Ltd.                                   106,533
  51,000  Nihon Cement Company, Ltd.                        105,070
  70,000  Niigata Engineering Co. Ltd.                       30,558
  77,000  Nikon Corporation                                 760,741
  65,000  Nippon Shinpan Company                             73,179
 113,100  Nippon Telegraph &
            Telephone Corporation, ADR                    4,898,644
  37,000  Nissan Diesel Motor
            Company, Ltd.                                    42,506
  45,600  Nissan Motor
            Company Ltd., ADR                               376,200
   7,900  Nokia Oyj, ADR                                    553,000
  40,000  Okuma Corporation                                 142,146
   9,600  Olympus Optical
            Company, ADR                                     66,480
 108,000  Orient Corporation                                174,527
  76,000  Penta-Ocean Construction                          106,518
   6,200  Pioneer Electronics
            Corporation, ADR                                101,138
   4,900  Ricoh Company Ltd., ADR                           305,059
  75,000  Sankyo Aluminium
            Industry Company                                 66,631
  75,000  Sankyo Company, Ltd.                               80,991
  14,100  Sanyo Electric
            Corporation, ADR                                180,656
     512  Sawako Corporation, ADR                             3,384
  11,600  Sega Enterprises, ADR                              52,637
  67,000  Seiyu Ltd.                                        211,412
  19,000  Shinagawa Refractories
             Company, Ltd.                                   43,800
  14,500  Shiseido Ltd., ADR                                198,375
   6,000  Sho-Bond Corporation                              108,448
  30,000  Showa Sangyo                                       45,952
  13,500  Sony Corporation, ADR                           1,225,125
  17,000  SS Pharmaceutical                                  46,741
  11,400  Sumitomo Metal
             Industries, ADR                                146,330
  71,000  Sumitomo Osaka Cement                              89,178
  33,000  Takara Shuzo                                      122,578
   4,800  TDK Corporation, ADR                              352,800
  63,000  The Daiwa Bank, Ltd.                              134,617
 250,000  The Mitsui Trust &
            Banking Company, Ltd.                           484,414
  31,000  TOA Corporation                                    40,599
  11,200  Tokio Marine & Fire
            Insurance Ltd, ADR                              646,800
  58,000  Tokyu Department Store                             83,511
 212,000  Tomen Corporation                                 146,129
   6,000  Toshiba Ceramics Co., Ltd.                         24,125
  35,000  Toshiba Machine Company                            72,375
  70,000  Toshoku                                               536
  72,170  Toyota Motor
            Corporation, ADR                              4,140,754
  99,000  Unitika Ltd.                                       53,075
   1,200  Wacoal Corporation, ADR+                           60,150
 252,000  Yamaichi Securities                                     0
  43,000  Yasuda Trust & Banking                             42,812
  47,000  Yuasa Corporation                                  41,395
                                                       ------------
                                                         34,605,736
                                                       ------------
    Korea -- 0.4%
  44,600  Korea Electric Power
            Corporation, ADR                                448,787
  13,600  Pohang Iron & Steel
            Company, Ltd., ADR                              237,150
  19,855  SK Telecom
            Company Ltd., ADR                               129,060
                                                       ------------
                                                            814,997
                                                       ------------
    Luxembourg -- 0.1%
   1,200  Espirito Santo Financial
            Holdings, ADR                                    24,375
   1,700  Millicom International
            Cellular S.A.+                                   63,963
   7,750  Minorco SA, ADR                                   129,812
                                                       ------------
                                                            218,150
                                                       ------------
    Malaysia -- 0.0%#
  41,000  Amalgamated Steelmills
            Berhad, ADR                                       7,175
   7,900  Resorts World Berhad, ADR                          66,518
                                                       ------------
                                                             73,693
                                                       ------------
    Mexico -- 1.7%
   2,900  Altos Hornos de
            Mexico SA, ADR+                                  33,712
   2,100  Apasco SA, Series A, ADR                           72,025
     800  Bufete Industries, ADR+                             7,800
  22,200  Cemex SA, ADR                                     201,088
   1,700  Coca-Cola Femsa SA, ADR                            98,600
   2,500  Consorcio G. Grupo
            Dina, ADR+                                       13,438
   2,000  Controladora Comercial
            Mexican SA de CV, ADR                            51,875
   2,505  Desc de CV, Series C, ADR                          93,937
   4,000  Empresas Ica, ADR                                  65,750
   4,400  Empresas La Moderna
            SA de CV, ADR+                                   95,425
  33,000  Grupo Carso SA, ADR                               433,125
   1,100  Grupo Casa Autrey, ADR                             22,481
   6,500  Grupo Elektra, ADR                                228,719
   7,800  Grupo Financiero Bancomer
            SA de CV, ADR+                                  100,511
   4,400  Grupo Financiero Serfin
            SA de CV, ADR+                                   11,550
   1,100  Grupo Imsa SA, ADR                                 25,919
     800  Grupo Industrial
            Durango SA, ADR+                                 11,400
   2,400  Grupo Industrial
            Maseca SA, ADR                                   37,200
   2,100  Grupo Iusacell, Series L, ADR+                     45,544
     500  Grupo Radio Central, ADR                            7,125
   5,600  Grupo Telivisa SA, ADR+                           216,650
   2,800  Grupo Tribasa SA, ADR+                             16,625
   1,000  Industries Bachoco SA+                             19,500
   1,100  Kimberly Clark Inc., ADR                           26,919
  19,000  Telefono de Mexico SA, ADR                      1,065,187
   3,300  Tolmex SA de CV, ADR+                             192,182
   2,000  Transport Matima Mexico,
            Class L, ADR                                     14,750
   2,700  Tubos de Acero de
            Mexico, ADR+                                     58,387
   4,300  Vitro Sociedad Anomina, ADR                        56,169
                                                       ------------
                                                          3,323,593
                                                       ------------
    Netherlands -- 4.6%
  51,300  ABN AMRO Holding, ADR                           1,000,350
   9,400  AEGON Insurance, ADR                              842,475
   5,100  Akzo Nobel, ADR                                   443,062
   2,500  ASM Lithography
             Holdings NV+                                   168,750
   6,800  Baan Company, ADR+                                224,400
     500  Chicago Bridge & Iron
            Company NV                                        8,125
   5,200  DSM, ADR                                          118,763
  12,600  Elsevier, ADR                                     406,350
   6,525  Fortis Amev, ADR                                  285,664
   3,200  Gucci Group, ADR                                  134,000
  50,405  ING Groep                                       2,122,944
   4,800  Ispat International NV,
            Class A+                                        103,800
   3,400  KLM Royal Dutch Airlines,
            ADR                                             128,350
  13,060  Koninklijke Ahold, ADR                            341,192
   3,100  Koninklijke Bols Wessanen
            NV, ADR                                          48,205
     500  Koninklijke Van Ommeren, ADR                       16,838
   1,300  Madge Networks NV, ADR+                             5,038
   5,400  New Holland NV, ADR                               142,762
     800  Oce Van Der Griten, ADR                            87,400
     500  Orthofix International
            NV, ADR+                                          5,875
  12,300  Philips Electronics NV, ADR                       744,150
   1,800  Polygram NV, ADR                                   85,838
     600  QIAGEN N.V. ADR+                                   26,775
   1,600  Royal Nedlloyd Group, ADR                          18,224
  16,700  Royal PTT Nederland, ADR                          693,050
   3,300  Toolex Alpha NV, ADR+                              31,763
     200  Velcro Industries
            NV, ADR                                          19,200
   6,900  VNU-Verenigde Nederlandse
            Uitgeversbedrijven
            Verenigd Bezit, ADR                             194,689
   2,600  Wolters Kluwer, ADR                               335,897
                                                       ------------
                                                          8,783,929
                                                       ------------
    New Zealand -- 0.2%
   1,325  Fletcher Challenge, Building, ADR                  27,494
   1,325  Fletcher Challenge, Energy, ADR                    47,203
   3,160  Fletcher Challenge, Forest, ADR                    26,465
   2,550  Fletcher Challenge, Paper, ADR                     32,034
   4,500  Telecommunications of New
            Zealand Ltd., ADR                               174,375
     500  Tranz Rail Holdings Ltd., ADR                       5,750
                                                       ------------
                                                            313,321
                                                       ------------
    Norway -- 0.3%
   1,800  Nera ASA, ADR                                       9,900
   8,250  Norsk Hydro AS, ADR                               420,750
   1,100  Petroleum Geo--
            Services, ADR+                                   71,225
   4,300  Saga Petroleum, Class A, ADR                       71,487
   1,700  Smedvig ASA, ADR                                   35,897
     700  Unitor ASA, ADR                                     8,583
                                                       ------------
                                                            617,842
                                                       ------------
    Peru -- 0.1%
   2,500  Banco Wiese, ADR                                   12,500
     500  Compania de Minas
            Buenaventura SA, ADR                              8,000
   8,500  Telefonica del Peru SA, ADR                       198,156
                                                       ------------
                                                            218,656
                                                       ------------
    Philippines -- 0.1%
   4,100  Philippine Long Distance
            Telephone Company, ADR                           92,250
   8,000  San Miguel Corporation,
            Class B, ADR                                     97,776
                                                       ------------
                                                            190,026
                                                       ------------
    Portugal -- 0.4%
   4,200  Banco Comercial
            Portuges SA, ADR                                 85,050
  10,900  Electricidade de
            Portugal SA, ADR+                               422,375
   6,900  Portugal Telecom SA, ADR                          324,300
                                                       ------------
                                                            831,725
                                                       ------------
    Russia -- 0.4%
   1,200  Chernogorneft, ADR+                                13,710
   4,800  Lukoil, ADR                                       442,800
   2,200  Trade House GUM                                    12,210
  10,000  Unified Energy Systems+                           302,400
   1,000  Vimpel - Communications,
            ADR+                                             35,625
                                                       ------------
                                                            806,745
                                                       ------------
    Singapore -- 0.3%
   6,500  Asia Pacific Resources
            International Holdings Ltd.,
            Class A+                                         12,187
     500  Asia Pacific Wire & Cable
            Corporation Ltd.+                                 3,594
   1,300  China Yuchai, ADR+                                  3,575
   3,200  Cycle & Carriage Ltd., ADR                         26,390
   5,475  Development Bank of
            Singapore, ADR                                  187,103
  29,750  Keppel Corporation Ltd.                            85,429
   6,100  Neptune Orient Lines Ltd.,
            ADR                                               9,626
   8,000  Sembawang Corporation Ltd.,
            ADR                                              17,088
  16,300  United Overseas Bank Ltd.,
            ADR                                             180,902
                                                       ------------
                                                            525,894
                                                       ------------
    South Africa -- 0.5%
   5,100  Driefontein
            Consolidated, ADR                                33,787
   3,900  Gold Fields of South
            Africa Ltd.                                      60,450
   1,600  Harmony Gold Mining
            Company Ltd., ADR+                                3,600
   6,265  Imperial Holdings Ltd., ADR                        72,737
   9,100  Iscor Ltd., ADR                                    26,927
   3,300  Kloof Gold Mining Ltd., ADR                        10,931
  18,000  Liberty Life Association of
            Africa Ltd., ADR                                231,174
   3,400  Pepkor Ltd., ADR                                   34,932
  20,800  Sasol Ltd., ADR                                   219,700
   3,100  Servgro International Ltd., ADR                    35,142
  10,200  South African Breweries., ADR                     251,523
  13,100  Wooltru Ltd., ADR                                  41,186
                                                       ------------
                                                          1,022,089
                                                       ------------
    Spain -- 2.2%
  25,100  Banco Bilbao Vizcaya, ADR                         811,044
  11,900  Banco Central Hispano, ADR                        285,600
  17,300  Banco Santander SA, ADR                           563,331
  22,300  Banesto Espanol de
            Credito, ADR+                                   109,783
   3,100  Compania Sevillana
            Electric, ADR                                    57,966
   9,100  Corporacion Bancaria
            Argentaria                                      278,119
  37,700  Endesa S.A., ADR                                  685,669
  10,850  Repsol, ADR                                       461,803
  11,300  Telefonica de Espana SA, ADR                    1,029,006
                                                       ------------
                                                          4,282,321
                                                       ------------
    Sweden -- 2.2%
   4,300  AGA AB, ADR                                        57,108
  59,500  Astra AB, ADR                                   1,022,656
   6,666  Atlas Copco, ADR                                  199,833
   3,800  Autoliv Inc., ADR                                 124,450
     500  Biacore International AB,
            ADR+                                              4,344
   2,800  Electrolux AB, ADR                                193,200
  34,700  Ericsson (L.M.) Telephone
            Company, Class B, ADR                         1,294,744
  10,050  Sandvik AB, ADR                                   288,566
   4,300  SKF AB, ADR                                        90,300
   7,100  Svenska Cellulosa AB, ADR                         160,304
   1,700  Swedish Match Company, ADR                         56,525
  22,500  Volvo AB, Series B                                603,597
                                                       ------------
                                                          4,095,627
                                                       ------------
    Switzerland -- 7.6%
   1,200  ABB AB, ADR                                       141,300
   2,900  ABB AG, ADR                                       364,188
   5,000  Adecco SA, ADR                                    176,562
  18,800  Credit Suisse Group, ADR                          728,256
  29,200  Nestle, ADR                                     2,191,174
  45,166  Novartis, ADR                                   3,670,596
     500  Roche Hldgs Ltd.                                   49,634
     512  Roche Holding AG                                5,082,503
   7,800  Sulzer Medica, ADR+                               181,350
  27,500  Swiss Bank Corporation, ADR                       855,984
   1,200  TAG Heuer
            International SA, ADR+                            9,900
  37,900  Union Bank of Switzerland,
            ADR                                           1,095,613
                                                       ------------
                                                         14,547,060
                                                       ------------
    Taiwan -- 0.3%
   3,693  Macronix International
            Company Ltd., ADR                                51,702
  29,600  Taiwan Semiconductor
            Manufacturing Company+                          538,350
                                                       ------------
                                                            590,052
                                                       ------------
    Thailand -- 0.0%#
   3,800  Advanced Information Services
            PCL, ADR                                         18,309
  10,050  Shinawatra Corporation, ADR                        16,698
                                                       ------------
                                                             35,007
                                                       ------------
    United Kingdom -- 28.6%
  23,900  Abbey National Plc, ADR                           856,552
 120,750  Airtours Plc                                    2,459,315
   2,800  Albert Fisher Group Plc, ADR                       16,556
 143,550  Alexon Group Plc                                  627,177
  37,300  Allied Domeq Plc, ADR                             337,554
   4,200  Allied Irish Banks, ADR                           243,600
   2,100  Amvescap Plc, ADR                                 181,125
 268,000  Ashley (Laura) Holdings Plc                       162,870
  14,000  AXA SA, ADR 546,000
  55,800  B.A.T Industries Plc, ADR                       1,046,250
  37,200  BAA Plc, ADR                                      298,392
  15,800  Barclays Plc, ADR                               1,725,162
  15,800  Bass Publishing Limited
            Company Plc, ADR                                489,800
   1,000  Bespak Plc, ADR                                    11,415
  32,117  BG PLC, ADR                                       728,654
  26,400  Blue Circle
            Industries Plc, ADR                             148,078
   3,950  Bluebird Toys                                       5,807
   4,600  Boc Group Plc, ADR                                151,512
   1,600  Body Shop
            International Plc, ADR                           18,790
   2,100  Booker Plc, ADR                                    42,771
   3,600  British Airways Plc, ADR                          337,275
   2,500  British Biotech Plc, ADR+                          41,563
 309,000  British Petroleum
            Company Plc                                   4,087,616
  13,600  British Petroleum
            Company Plc, ADR                              1,083,750
   6,200  British Sky Broadcasting
            Group Plc, ADR                                  275,900
   7,300  British Steel Plc, ADR                            156,494
  22,600  British Telecommunications
            Plc, ADR                                      1,815,062
 223,050  British-Borneo Petroleum
            Syndicate Plc                                 1,560,692
  32,960  BTR Plc, ADR                                      398,453
   3,800  Burmah Castrol Plc, ADR                           132,525
  12,812  Cable & Wireless
            Communications Plc+                             312,292
  26,500  Cable & Wireless Plc, ADR                         720,469
   8,950  Cadbury Schweppes Plc, ADR                        370,306
     700  Cantab Pharmaceuticals Plc, ADR+                    6,825
   4,300  Carlton Communications Plc,
            ADR                                             167,700
   2,755  Christian Salvesen Plc, ADR                        45,251
     600  Christies International Plc, ADR                   27,101
   8,450  Coats Viyella Plc, ADR                             37,890
   1,100  COLT Telecom Group Plc, ADR+                       46,888
  11,500  Compass Group Plc, ADR                            141,473
     870  Cordiant Communications
            Group                                             8,211
  14,600  Courtaulds Plc, ADR                                67,525
   1,700  Danka Business Systems
            Plc, ADR                                         27,094
     500  Denison International Plc, ADR+                     8,625
  22,850  Diageo Plc                                        865,444
   2,000  Dixons Group Plc                                   20,071
   5,000  Dixons Group Plc, ADR                             150,535
     400  Doncasters Plc, ADR+                                8,450
     700  Dr. Solomon's
            Group Plc, ADR+                                  22,575
     600  Eidos Plc, ADR+                                     7,350
  15,725  EMI Group Plc, ADR+                               261,381
   4,925  Energy Group Plc, ADR                             219,778
   4,300  English China Clays Plc, ADR                       56,786
   5,400  Enterprise Oil Plc, ADR                           152,550
   6,200  Gallaher Group Plc, ADR                           132,525
   2,800  General Cable Plc+                                 19,250
     400  Gentia Software Plc+                                1,100
     500  Getty Communications
            Plc, ADR+                                         7,438
  57,200  Glaxo Wellcome Plc, ADR                         2,738,450
  12,200  Guinness Plc, ADR                                 558,077
   4,825  Hanson Trust Plc, ADR                             111,277
   6,300  Hills Down Holdings Plc,
            ADR                                              61,261
  99,050  Huntingdon Life Sciences
            Group Plc                                        75,651
   1,000  Huntingdon Life Sciences
            Group Plc, ADR+                                   3,625
   6,600  Imperial Chemical Industries
            Plc, ADR                                        428,587
   9,425  Imperial Tobacco Group Plc,
            ADR                                             116,634
   2,000  Ionica Group Plc, ADR+                             13,250
 149,750  John Mowlem & Company Plc                         218,908
  12,100  Kingfisher Plc, ADR                               337,868
  10,500  Lasmo Plc, ADR                                    133,219
   1,800  Laura Ashley Holdings Plc, ADR                      5,470
  62,000  Logica Plc                                      1,184,341
     400  London & Overseas
            Freight Plc, ADR+                                 5,814
  88,650  London Forfaiting Co. Plc                         519,819
   2,700  London International
            Group Plc, ADR                                   35,775
     600  London Pacific Group
            Ltd. Plc, ADR                                     7,200
  65,800  Low & Bonar Plc                                   348,006
   5,400  LucasVarity Plc, ADR                              188,325
 121,750  M.L. Laboritories Plc+                            167,978
 291,400  Manchester United Plc                             765,799
  16,900  Marks & Spencer Plc, ADR                          997,624
   3,200  Medeva Plc, ADR                                    35,200
     500  Micro Focus Group Plc, ADR+                        20,188
   6,100  National Grid Group Plc, ADR                      289,555
  11,000  National Power Plc, ADR                           435,875
  10,400  National Westminster
            Bank Plc, ADR                                 1,040,000
   5,000  NFC Plc, ADR                                       63,750
     400  Novel Denim Holdings Ltd.+                          8,000
   2,472  Nycomed Amersham Plc                               90,533
   9,400  Orange Plc, ADR+                                  203,862
  20,000  Pearson Plc, ADR                                  259,840
  10,900  Peninsular & Oriental
            Steam Plc, ADR                                  249,115
   6,100  Powergen Plc, ADR                                 324,062
   5,100  Premier Farnell Plc, ADR                           68,531
   1,600  Premier Oil Plc, ADC                               13,928
  13,800  Prudential Plc, ADR                               840,241
   5,300  Racal Electronics Plc, ADR                         46,486
   1,800  Ramco Energy Plc, ADR                              23,963
  15,100  Rank Group Plc, ADR                               169,875
  18,800  Redland Ltd. Plc, ADR                             105,600
  12,600  Reed International Plc                            120,034
  10,150  Reed International Plc, ADR                       419,322
  10,300  Rentokil Initial PLC, ADR                         455,816
  10,100  Reuters Holdings,
            Class B Plc, ADR                                669,125
  18,100  Rexam Plc, ADR                                     83,713
   9,700  Rio Tinto Plc, ADR                                501,975
     870  Saatchi & Saatchi Plc+                              7,776
 253,400  Salvesen Christian Plc                            407,885
  59,100  Scholl Plc                                        250,445
   1,600  Scottish Hydro-Electric
            Plc, ADR                                        131,926
   7,400  Scottish Power Plc, ADR                           261,568
   4,200  Sedgwick Group Plc, ADR                            51,713
   1,700  Select Appointments
            Holdings Plc, ADR                                31,025
     500  SELECT Software Tools
            Plc, ADR+                                         2,813
   1,700  Senetek Plc, ADR+                                   8,341
  60,000  Shell Transportation &
            Trading Plc, ADR                              2,625,000
   4,000  Siebe Plc                                          78,512
   7,800  Siebe Plc, ADR                                    306,197
1,417,500 Signet Group                                      710,114
     400  Signet Group Plc+                                   5,700
     300  Smallworldwide Plc, ADR+                            6,563
  39,700  Smithkline Beecham
            Group Plc, ADR                                2,042,069
  16,983  Southern Electric
            Corporation Plc, ADR                            141,978
 151,300  Standard Chartered                              1,615,317
   1,300  Stolt-Nielsen SA Plc                               27,544
     850  Stolt-Nielsen SA Plc, ADR                          18,594
   3,000  Tate & Lyle Plc, ADR                               99,119
   3,200  Telewest Communications
            Plc, ADR+                                        39,200
  30,000  Tesco Plc                                         247,380
  74,500  Tesco Plc, ADR                                    605,685
   3,564  Thorn EMI Plc, ADR                                 36,308
   8,500  TI Group Plc, ADR                                 130,399
  10,700  Tomkins Plc, ADR                                  204,637
   1,400  Trinity International Plc, ADR                     22,305
  35,600  Ulster Television Plc                             139,604
  67,300  Unilever Plc, ADR                               2,321,850
  19,100  United Biscuits Holdings
            Plc, ADR                                         70,395
   4,600  United News & Media Plc, ADR                      106,950
  11,050  Vodafone Group Plc, ADR                           801,125
   3,100  Waste Management
            International Plc, ADR+                          19,375
   2,500  Wembley Plc, ADR                                   49,275
   7,000  Williams Holdings
            Ltd. Plc, ADR                                   116,585
   3,200  Willis Corroon
            Group Plc, ADR                                   39,400
   2,800  WPP Group Plc, ADR                                126,350
   1,000  Xenova Group Plc, ADR+                              2,250
  11,400  Zeneca Group Plc, ADR                           1,231,200
                                                       ------------
                                                         54,601,612
                                                       ------------
    United States -- 0.0%#
     600  Fresh Del Monte
            Produce Inc.+                                     8,775
     550  National-Oilwell, Inc.+                            18,787
                                                       ------------
                                                             27,562
                                                       ------------
    Venezuela -- 0.1%
     500  Banco Venezolano de
            Credito, ADR                                      6,941
   1,700  Compania Anonima Nacional
             Telefonos
            de Venezuela, ADR                                70,762
   2,400  Mavesa SA, ADR                                     15,300
   6,000  Sidervrgica/Venez/Sivensa,
            ADR                                              25,105
                                                       ------------
                                                            118,108
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $169,932,183)                                   190,577,309
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 0.3%
  (Cost $491,000)
$ 491,000  Agreement with State
            Street Bank and Trust
            Company, 6.000% dated
            12/31/1997, to be
            repurchased at $491,163
            on 01/02/1998,
            collateralized by $445,000
            U.S. Treasury Bond,
            6.875% maturing
            08/15/2025 (value $505,214)                     491,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $170,423,183*)                         100.0%   191,068,309
OTHER ASSETS AND
  LIABILITIES (Net)                              0.0#        82,566
                                               ----    ------------
NET ASSETS                                     100.0%  $191,150,875
                                               ====    ============


---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Amount represents less than 0.1% of net assets.


ABBREVIATION:
ADR --American Depository Receipt


               See Notes to Financial Statements.

Munder International Equity Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)


At December 31, 1997 sector diversification of the Munder International Equity Fund was as follows:



                                              % of
                                             Net Assets    Value
                                              -------------------


COMMON STOCKS:
Banking & Financial Services.......          16.6%     $ 31,642,626
Oil & Gas..........................          10.2        19,525,771
Telecommunications.................          10.0        19,031,827
Drugs & Health Care................           9.1        17,428,852
Automotive.........................           5.8        11,183,856
Food & Beverage....................           5.4        10,241,374
Machinery & Heavy Equipment........           5.2         9,954,116
Utilities..........................           4.3         8,183,713
Retail.............................           4.0         7,659,654
Chemicals..........................           2.8         5,353,020
Electric & Electrical Equipment....           2.6         5,062,336
Transportation.....................           2.5         4,742,381
Metals & Mining....................           2.0         3,769,418
Printing & Publishing..............           1.9         3,620,787
Electronics........................           1.9         3,615,606
Building & Building Materials......           1.4         2,690,558
Photography........................           1.4         2,630,468
Software...........................           1.1         2,078,289
Household Appliances & Home
  Furnishings......................           1.0         1,963,481
Apparel & Textiles.................           1.0         1,927,197
Manufacturing......................           1.0         1,963,237
Tobacco............................           0.9         1,656,412
Diversified Industrial.............           0.9         1,633,626
Real Estate........................           0.8         1,578,047
Conglomerates......................           0.8         1,514,974
Forest Paper & Products............           0.7         1,435,683
Business Services..................           0.7         1,255,764
Entertainment......................           0.7         1,247,630
Office Supplies....................           0.6         1,235,397
Broadcasting & Advertising.........           0.6         1,110,069
Computers..........................           0.4           699,599
Miscellaneous......................           1.4         2,941,541
                                            -----      ------------
TOTAL COMMON
  STOCKS...........................          99.7       190,577,309
REPURCHASE
  AGREEMENT........................           0.3           491,000
                                            -----      ------------
TOTAL INVESTMENTS .................         100.0       191,068,309
OTHER ASSETS AND
  LIABILITIES (Net)................           0.0#           82,566
                                            -----      ------------
NET ASSETS.........................         100.0%     $191,150,875
                                            =====      ============



                  See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 96.8%
    Aerospace -- 0.7%
  9,000  Kellstrom Industries, Inc.+                      $ 222,750
                                                       ------------
    Apparel -- 1.0%
 16,000  Cutter & Buck, Inc.+                               298,000
                                                       ------------
    Banking and Financial Services -- 6.4%
 24,000  ACE Cash Express, Inc.+                            273,000
 11,000  American Capital
           Strategies, Ltd.                                 199,375
  8,700  Dime Financial Corporation                         265,350
 25,000  First International
           Bancorp, Inc.                                    303,125
 11,400  Home Bancorp of Elgin, Inc.                        203,775
 14,000  Litchfield Financial
           Corporation                                      271,250
  9,700  People's Bancshares, Inc.                          220,675
  6,200  SIS Bancorp, Inc.                                  249,162
                                                       ------------
                                                          1,985,712
                                                       ------------
    Broadcasting -- 1.2%
 15,000  Macrovision Corporation+                           238,125
 10,000  Medialink Worldwide, Inc.+                         135,000
                                                       ------------
                                                            373,125
                                                       ------------
    Building Materials -- 0.7%
 14,000  Dayton Superior Corporation+                       231,000
                                                       ------------
    Business Services -- 2.8%
 20,000  Diamond Technology
           Partners, Inc.+                                  310,000
 10,000  Hagler Bailly, Inc.+                               225,000
 15,000  Hall, Kinion & Associates, Inc.+                   328,125
                                                       ------------
                                                            863,125
                                                       ------------
    Chemicals -- 1.7%
 15,000  Brunswick Technologies, Inc.+                      219,375
 23,400  Pioneer Companies, Inc.                            307,125
                                                       ------------
                                                            526,500
                                                       ------------
    Commercial Services-- 2.8%
  8,000  COMARCO, Inc.+                                     176,000
 16,800  International Total
           Services, Inc.+                                  266,700
 20,000  Securacom, Inc.+                                   195,000
  2,800  SOS Staffing Services, Inc.+                        52,850
 10,000  SteriGenics International,
            Inc.+                                           190,000
                                                         ----------
                                                            880,550
                                                         ----------
    Communication Equipment -- 0.1%
  9,800  KVH Industries, Inc.+                               49,613
                                                         ----------
    Computers & Business Equipment -- 2.0%
 35,000  Mizar, Inc.+                                       210,000
 20,000  ScanSource, Inc.+                                  400,000
                                                         ----------
                                                            610,000
                                                         ----------
    Computer Hardware, Software
      or Services -- 12.0%
  2,400  Analytical Surveys, Inc.+                           82,200
  5,500  Applied Voice Technology+                          155,375
 10,000  Aris Corporation                                   210,000
 20,000  Box Hill Systems Corporation+                      208,750
 10,000  Concord Communications, Inc.+                      207,500
 15,000  FDP Corporation                                    159,375
 15,000  H.T.E., Inc.+                                      311,250
 10,000  Logility, Inc.+                                     97,500
 30,000  Made2Manage Systems, Inc.+                         226,875
 28,300  Neoware Systems, Inc.+                              67,212
 20,000  NewCom, Inc.+                                      295,000
 13,500  Quadra Med Corp.+                                  371,250
 15,000  Simulation Sciences, Inc.+                         240,000
 15,000  SPR, Inc.+                                         255,000
 30,000  Template Software, Inc.+                           442,500
 25,000  UBICS, Inc.+                                       375,000
                                                         ----------
                                                          3,704,787
                                                         ----------
    Electrical Equipment-- 3.4%
 18,000  Aehr Test Systems+                                 144,000
 15,000  FARO Technologies, Inc.+                           174,375
 15,000  inTEST Corporation+                                105,000
 20,000  Merrimac Industries, Inc.                          255,000
 10,000  ORBIT/FR, Inc.+                                    161,250
 19,800  Trans-Industries, Inc.+                            207,900
                                                         ----------
                                                          1,047,525
                                                         ----------
    Electronics -- 7.5%
 50,000  A.C.S. Electronics Ltd.+                           243,750
 17,900  Applied Micro Circuits
           Corporation+                                     221,512
140,000  Dense-Pac Microsystems, Inc.+                      647,500
 15,000  Frequency Electronics, Inc.                        240,000
 20,000  Herley Industries, Inc.+                           241,250
 30,000  Hi-Shear Technologies
           Corporation+                                     176,250
 12,000  JPM Company+                                       255,000
 50,000  Microdyne Corporation+                             300,000
                                                         ----------
                                                          2,325,262
                                                         ----------
    Entertainment & Gaming -- 1.5%
 20,000  Brass Eagle, Inc.+                                 247,500
 20,000  Silicon Gaming, Inc.+                              208,750
                                                         ----------
                                                            456,250
                                                         ----------
    Gas & Pipeline Utilities -- 1.1%
 60,000  Penn Octane Corporation+                           333,750
                                                         ----------
    Health Care Producers -- 0.9%
 20,000  Medco Research, Inc.+                              280,000
                                                         ----------
    Industrial Machinery -- 1.6%
 17,000  Metrika Systems Corporation+                       259,250
 12,700  Park-Ohio Industries+                              231,775
                                                         ----------
                                                            491,025
                                                         ----------
    Insurance -- 2.7%
  6,200  FPIC Insurance Group, Inc.+                        180,575
 10,200  INSpire Insurance
           Solutions, Inc.+                                 212,925
  7,000  PAULA Financial+                                   161,000
 13,500  Penn America Group, Inc.                           276,750
                                                           --------
                                                            831,250
                                                           --------
    Leisure -- 1.2%
 47,000  Racing Champions
           Corporation+                                     364,250
                                                           --------
    Lodging -- 0.9%
 20,000  Suburban Lodges of
           America, Inc.+                                   266,250
                                                           --------
    Machinery -- 2.4%
 15,000  Gradall Industries, Inc.+                          247,500
  7,320  Hirsch International
           Corporation+                                     161,040
100,000  InterSystems, Inc.                                 187,500
 15,000  Schmitt Industries, Inc.+                          138,750
                                                           --------
                                                            734,790
                                                           --------
    Manufactured Housing -- 0.5%
 14,690  Miller Building Systems, Inc.+                     143,228
                                                           --------
    Medical and Medical Services -- 14.2%
 20,000  Bioanalytical Systems, Inc.+                       152,500
 16,000  Castle Dental Centers, Inc.+                       124,000
 11,660  Cholestech Corporation+                            145,750
  4,200  CN Biosciences, Inc.+                              105,000
 20,000  Diagnostic Health Services,
           Inc.+                                            236,250
 20,000  Home Health Corporation of
           America+                                         207,500
  5,500  IMPATH, Inc.+                                      180,125
 25,000  Medirisk, Inc.+                                    275,000
 15,000  Meridian Diagnostics, Inc.                         151,875
 15,000  Morrison Health Care, Inc.                         300,000
 16,000  Neogen Corporation+                                182,000
 40,000  Norland Medical Systems+                           300,000
 20,000  Priority Healthcare
           Corporation+                                     302,500
 30,000  ProMedCo Management
            Company+                                        303,750
 15,000  SeaMED Corporation+                                277,500
 30,000  Somnus Medical
           Technologies, Inc.+                              382,500
 35,000  Vision Twenty-One, Inc.+                           323,750
 25,000  Young Innovations, Inc.+                           450,000
                                                         ----------
                                                          4,400,000
                                                         ----------
    Metal Processing -- 0.9%
 15,000  SIFCO Industries, Inc.                             286,875
                                                         ----------
    Motion Pictures & Services -- 0.7%
 50,000  Brilliant Digital
           Entertainment, Inc.+                             234,375
                                                         ----------
    Oil & Gas -- 4.5%
 17,000  American Oilfield Divers, Inc.+                    216,750
 15,000  Dril-Quip Inc.+                                    526,875
 20,000  OYO Geospace Corporation+                          377,500
 50,000  Petroleum Development
           Corporation+                                     262,500
                                                         ----------
                                                          1,383,625
                                                         ----------
    Pharmaceuticals -- 1.0%
 17,000  ChiRex, Inc.+                                      299,625
                                                         ----------
    Printing and Publishing -- 0.7%
 19,000  Schawk Inc.                                        213,750
                                                         ----------
    Restaurants -- 2.4%
 14,000  Il Fornaio (America)
           Corporation+                                     208,250
 20,000  Schlotzsky's, Inc.+                                292,500
 22,000  Star Buffet, Inc.+                                 253,000
                                                         ----------
                                                            753,750
                                                         ----------
    Retail -- 5.8%
 16,250  Freds, Inc.                                        333,125
 11,000  Gadzooks, Inc.+                                    231,000
 13,000  Hot Topic, Inc.+                                   295,750
 16,000  Mark Bros. Jewelers, Inc.+                         264,000
 10,000  Piercing Pagoda, Inc.+                             287,500
 11,100  Rent-Way, Inc.+                                    205,350
 50,000  Shop At Home, Inc.+                                184,375
                                                         ----------
                                                          1,801,100
                                                         ----------
    Schools -- 1.2%
 20,000  Bright Horizons, Inc.+                             375,000
                                                       ------------
    Shoes -- 0.9%
 25,000  Maxwell Shoe Company, Inc.+                        268,750
                                                       ------------
    Technology -- 0.5%
 15,000  Excel Technology, Inc.+                            166,875
                                                       ------------
    Telecommunications -- 5.8%
 20,000  Advanced Communication
           Systems, Inc.+                                   186,250
  8,000  Alpha Industries, Inc.+                            129,000
 30,000  EIS International, Inc.+                           165,000
 20,000  Gilat Communications Ltd.+                         147,500
 70,000  International FiberCom, Inc.+                      367,500
 20,000  Melita International
           Corporation+                                     181,250
 25,000  NACT Telecommunications,
           Inc.+                                            443,750
 13,020  ViaSat, Inc.+                                      177,398
                                                       ------------
                                                          1,797,648
                                                       ------------
    Tobacco -- 1.7%
 12,500  800-JR CIGAR, Inc.+                                312,500
 23,000  Holt's Cigar Holdings, Inc.+                       209,875
                                                       ------------
                                                            522,375
                                                       ------------
    Trucking & Freight Forwarding -- 1.4%
 25,000  Dynamex, Inc.+                                     281,250
 17,000  Trailer Bridge, Inc.+                              150,875
                                                       ------------
                                                            432,125
                                                       ------------
TOTAL COMMON STOCKS
  (Cost  $29,229,977)                                    29,954,615
                                                       ------------

Principal
 Amount
---------

  REPURCHASE AGREEMENT -- 4.0%
  (Cost  $1,228,000)
$1,228,000 Agreement with State
             Street Bank and Trust
             Company, 6.000%
             dated 12/31/1997,
             to be repurchased at
             $1,228,409 on 01/02/1998,
             collateralized by
             $1,225,000 U.S. Treasury
             Note, 5.875% maturing 01/31/1999
             (value $1,257,028)                           1,228,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $30,457,977*)                         100.8%    31,182,615
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.8)      (249,493)
                                               -----   ------------
NET ASSETS                                     100.0%  $ 30,933,122
                                               =====   ============




---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security




                       See Notes to Financial Statements.

Munder Mid-Cap Growth Fund
 Portfolio of Investments, December 31, 1997

Shares                                                    Value
------                                                    -----


COMMON STOCKS -- 92.8%
    Automobile Parts & Equipment -- 4.6%
33,000  Mark IV Industries, Inc.                          $ 721,875
28,900  Miller Industries, Inc.+                            310,675
19,000  Tower Automotive, Inc.+                             799,188
                                                         ----------
                                                          1,831,738
                                                         ----------
    Banking and Finance -- 2.9%
 7,875  Charter One Financial, Inc.                         497,109
31,264  Sovereign Bancorp, Inc.                             648,728
                                                         ----------
                                                          1,145,837
                                                         ----------
    Basic Industries -- 1.8%
18,600  Waters Corporation+                                 699,825
                                                         ----------
    Chemicals -- 1.1%
 9,700  Minerals Technologies, Inc.                         440,744
                                                         ----------
    Commercial Services -- 4.6%
19,000  ABR Information
          Services, Inc.+                                   453,625
26,800  AccuStaff, Inc.+                                    616,400
28,500  COREStaff, Inc.+                                    755,250
                                                         ----------
                                                          1,825,275
                                                         ----------
    Communication Equipment -- 5.2%
22,400  ADC Telecommunications, Inc.+                       935,200
18,300  Aspect Telecommunications
          Corporation+                                      382,013
48,300  Xylan Corporation+                                  730,537
                                                         ----------
                                                          2,047,750
                                                         ----------
    Computer Hardware, Software
      or Services -- 11.0%
12,200  Adaptec, Inc.+                                      452,925
30,000  Cadence Design Systems, Inc.+                       735,000
21,200  Fiserv, Inc.+                                     1,041,450
39,500  Indus Group, Inc.+                                  286,375
76,000  Iomega Corporation+                                 945,250
19,000  Parametric Technology
          Corporation+                                      900,125
                                                         ----------
                                                          4,361,125
                                                         ----------
    Electronics -- Semiconductors -- 3.9%
19,500  Altera Corporation+                                 645,938
25,600  Maxim Integrated Products,
          Inc.+                                             883,200
                                                         ----------
                                                          1,529,138
                                                         ----------
    Financial Services-- 5.1%
15,700  FINOVA Group, Inc.                                  780,093
27,700  Green Tree Financial
          Corporation                                       725,394
24,584  Imperial Credit Industries,
          Inc.+                                             503,972
                                                         ----------
                                                          2,009,459
                                                         ----------
    Gaming -- 1.9%
34,000  Mirage Resorts, Inc.+                               773,500
                                                         ----------
    Health Care Products -- 1.3%
10,300  Elan Corporation+                                   527,231
                                                         ----------
    Insurance -- 4.8%
34,000  HCC Insurance Holdings, Inc.                        722,500
19,800  Nationwide Financial
          Services, Inc.                                    715,275
 7,600  Vesta Insurance Group, Inc.                         451,250
                                                         ----------
                                                          1,889,025
                                                         ----------
    Investment Corporation -- 2.6%
19,500  Sirrom Capital Corporation                        1,016,438
                                                         ----------
    Lodging -- 1.1%
13,200  CapStar Hotel Company+                              452,925
                                                         ----------
    Machinery -- 1.1%
 9,700  Donaldson Company, Inc.                             437,106
                                                         ----------
    Medical Instruments & Supplies -- 3.2%
26,000  STERIS Corporation+                               1,254,500
                                                         ----------
    Medical Services -- 7.3%
24,000  ESC Medical Systems Ltd.+                           930,000
23,000  HBO & Company                                     1,104,000
31,800  Total Renal Care Holdings, Inc.+                    874,500
                                                         ----------
                                                          2,908,500
                                                         ----------
    Oil Equipment & Services -- 6.8%
 7,800  Camco International, Inc.                           496,762
 7,000  Cooper Cameron Corporation+                         427,000
14,500  Diamond Offshore Drilling,
          Inc.                                              697,812
27,800  Precision Drilling
          Corporation+                                      677,625
 6,300  Smith International, Inc.+                          386,663
                                                         ----------
                                                          2,685,862
                                                         ----------
    Paper and Forest Products -- 1.3%
12,000  Bemis Company, Inc.                                 528,750
                                                         ----------
    Printing -- 2.9%
31,000  Valassis Communications, Inc.+                    1,147,000
                                                         ----------
    Public Service -- 3.2%
34,500  Corrections Corporation of
          America+                                        1,278,656
                                                         ----------
    Publishing -- 1.4%
10,700  Applied Graphics
           Technologies, Inc.+                              569,775
                                                         ----------
    Real Estate -- 4.6%
19,500  Equity Residential Properties
          Trust+                                            450,938
15,900  Mack-Cali Realty Corporation                        651,900
17,000  Spieker Properties, Inc.                            728,875
                                                         ----------
                                                          1,831,713
                                                         ----------
    Recreation -- 1.1%
20,400  Signature Resorts, Inc.+                            446,250
                                                         ----------
    Retail -- 5.8%
16,000  General Nutrition
          Companies, Inc.+                                  544,000
48,900  Pier 1 Imports, Inc.                              1,106,362
44,700  The Sports Authority, Inc.+                         659,325
                                                         ----------
                                                          2,309,687
                                                         ----------
    Sporting Equipment -- 0.9%
12,800  Callaway Golf Company                               365,600
                                                         ----------
    Telephone -- Long Distance -- 1.3%
16,500  LCI International, Inc.+                            507,375
                                                        -----------
TOTAL COMMON STOCKS
  (Cost  $35,798,882)                                    36,820,784
                                                        -----------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 5.9%
  (Cost  $2,326,000)
$2,326,000 Agreement with State
              Street Bank and Trust
              Company, 6.000% dated
              12/31/97, to be repurchased
              at $2,326,775 on
              01/02/1998, collateralized
              by $2,225,000 U.S. Treasury
              Note, 7.500% maturing
              11/15/2001
              (value $2,376,576)                          2,326,000
                                                        -----------
TOTAL INVESTMENTS
  (Cost  $38,124,882*)                          98.7%    39,146,784
OTHER ASSETS AND
  LIABILITIES (Net)                              1.3        524,574
                                               ----     -----------
NET ASSETS                                     100.0%   $39,671,358
                                               ====     ===========


---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security



                     See Notes to Financial Statements.

Munder Multi-Season Growth Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 98.2%
    Advertising -- 2.5%
393,600  Omnicom, Inc.                                 $ 16,678,800
                                                       ------------
    Aerospace -- 1.6%
 98,075  Sundstrand Corporation                           4,940,528
 77,450  United Technologies
           Corporation                                    5,639,328
                                                       ------------
                                                         10,579,856
                                                       ------------
    Automobile Parts & Equipment -- 2.9%
279,750  Johnson Controls, Inc.                          13,358,063
276,653  Mark IV Industries, Inc.                         6,051,784
                                                       ------------
                                                         19,409,847
                                                       ------------
    Banking and Financial Services -- 12.6%
226,000  Associates First Capital
           Corporation                                   16,074,250
 82,375  BankAmerica Corporation                          6,013,375
111,117  Charter One Financial, Inc.                      7,014,261
117,125  Chase Manhattan Corporation                     12,825,187
323,825  Green Tree Financial
           Corporation                                    8,480,167
126,775  MGIC Investment Corporation                      8,430,538
316,000  Norwest Corporation                             12,205,500
132,000  Summit Bancorp                                   7,029,000
 61,875  U.S. Bancorp                                     6,926,133
                                                       ------------
                                                         84,998,411
                                                       ------------
    Building Materials -- 1.5%
363,275  Sherwin-Williams Company                        10,080,881
                                                       ------------
    Business Equipment and Supplies -- 1.8%
275,300  Avery Dennison Corporation                      12,319,675
                                                       ------------
    Business Services -- 5.3%
249,700  Automatic Data
           Processing, Inc.                              15,325,337
212,175  Equifax, Inc.                                    7,518,952
430,188  First Data Corporation                          12,582,999
                                                       ------------
                                                         35,427,288
                                                       ------------
    Commercial Services -- 3.3%
636,687  Cendant Corporation+                            21,886,116
                                                       ------------
    Computer Hardware, Software or
      Services -- 8.9%
130,975  Adaptec, Inc.+                                   4,862,447
124,425  BMC Software, Inc.+                              8,165,391
372,600  Cabletron Systems, Inc.+                         5,589,000
235,800  CISCO Systems, Inc.+                            13,145,850
204,525  Hewlett-Packard Company                         12,782,812
 74,750  Intel Corporation                                5,251,187
185,768  Oracle Systems Corporation+                      4,144,949
132,350  Parametric Technology
           Corporation+                                   6,270,081
                                                        -----------
                                                         60,211,717
                                                        -----------
    Consumer Non-Durables -- 0.7%
118,325  Newell Company                                   5,028,813
                                                        -----------
    Diversified -- 9.6%
230,000  AlliedSignal Corporation                         8,955,625
220,200  Textron, Inc.                                   13,762,500
478,050  Thermo Electron Corporation+                    21,273,225
456,500  Tyco International Ltd.                         20,571,031
                                                        -----------
                                                         64,562,381
                                                        -----------
    Drugs -- 7.2%
202,400  Amgen, Inc.+                                    10,954,900
131,875  Merck & Co., Inc.                               14,011,719
117,600  Pfizer, Inc.                                     8,768,550
232,500  Schering-Plough Corporation                     14,444,062
                                                        -----------
                                                         48,179,231
                                                        -----------
    Electrical Equipment -- 4.3%
220,975  Emerson Electric Company                        12,471,277
221,300  General Electric Company                        16,237,887
                                                        -----------
                                                         28,709,164
                                                        -----------
    Food and Beverages -- 2.0%
240,250  Sara Lee Corporation                            13,529,078
                                                        -----------
    Home Furnishings -- 0.9%
142,050  Leggett & Platt, Inc.                            5,948,344
                                                        -----------
    Household Products -- 1.0%
116,141  Lancaster Colony Corporation                     6,547,449
                                                        -----------
    Insurance -- 3.7%
101,762  American International
           Group, Inc.                                   11,066,617
202,400  MBIA, Inc.                                      13,522,850
                                                        -----------
                                                         24,589,467
                                                        -----------
    Machinery -- 0.3%
 50,000  Donaldson Company, Inc.                          2,253,125
                                                        -----------
    Manufactured Housing -- 1.8%
667,143  Clayton Homes, Inc.                             12,008,574
                                                        -----------
    Medical Services & Supplies -- 3.2%
512,500  HEALTHSOUTH
           Corporation+                                  14,221,875
110,000  Johnson & Johnson Company                        7,246,250
                                                        -----------
                                                         21,468,125
                                                        -----------
    Oil Equipment and Services -- 4.2%
202,700  Reading & Bates Corporation+                     8,488,062
 74,150  Schlumberger Ltd.                                5,969,075
293,300  Transocean Offshore, Inc.                       14,133,394
                                                        -----------
                                                         28,590,531
                                                        -----------
    Railroad -- 1.6%
318,400  Illinois Central Corporation                    10,845,500
                                                        -----------
    Recreation -- 2.1%
260,475  Carnival Corporation, Class A                   14,423,803
                                                        -----------
    Restaurants -- 2.7%
111,600  Cracker Barrel
           Old Country Store, Inc.                        3,724,650
595,775  Wendy's International, Inc.                     14,335,836
                                                        -----------
                                                         18,060,486
                                                        -----------
    Retail -- Specialty -- 8.0%
316,170  Consolidated Stores
           Corporation+                                  13,891,719
189,950  Costco Companies, Inc.+                          8,476,519
258,025  General Nutrition
           Companies, Inc.+                               8,772,850
264,200  Home Depot, Inc.                                15,554,775
218,450  Walgreen Company                                 6,853,869
                                                        -----------
                                                         53,549,732
                                                        -----------
    Telecommunications -- 3.5%
242,600  Century Telephone
           Enterprises                                   12,084,513
389,925  WorldCom, Inc.+                                 11,795,231
                                                       ------------
                                                         23,879,744
                                                       ------------
    Toys -- 1.0%
178,125  Mattel, Inc.                                     6,635,156
                                                       ------------

TOTAL COMMON STOCKS
  (Cost  $463,220,257)                                  660,401,294
                                                       ------------

Principal
 Amount
---------

  REPURCHASE AGREEMENT -- 1.9%
  (Cost  $12,986,000)
$12,986,000   Agreement with State
               Street Bank and Trust
               Company, 6.000% dated
               12/31/1997, to be
               repurchased at
               $12,990,329 on
               01/02/1998, collateralized
               by $11,670,000 U.S.
               Treasury Note, 6.875%
               maturing 08/15/2025
               (value $13,249,103)                       12,986,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $476,206,257*)                        100.1%   673,387,294
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.1)      (766,571)
                                               -----   ------------
NET ASSETS                                     100.0%  $672,620,723
                                               =====   ============



---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security



                         See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 91.7%
    Apartments -- 15.3%
 57,300  Amli Residential
           Properties, Inc.                             $ 1,274,925
 78,900  Avalon Properties, Inc.                          2,440,969
 59,700  Bay Apartment Communities,
           Inc.                                           2,328,300
 75,025  Camden Property Trust                            2,325,775
 59,900  Equity Residential Properties
           Trust                                          3,028,693
 70,300  Irvine Apartment
           Communities, Inc.                              2,236,419
                                                       ------------
                                                         13,635,081
                                                       ------------
    Community Shopping Centers -- 13.9%
 50,000  Agree Realty Corporation                         1,087,500
136,675  Bradley Real Estate, Inc.                        2,870,175
 70,000  Developers Diversified
           Realty Corporation                             2,677,500
129,700  IRT Property Company                             1,532,081
 75,450  Kimco Realty Corporation                         2,659,613
 32,000  Vornado Realty Trust                             1,502,000
                                                       ------------
                                                         12,328,869
                                                       ------------
    Hotels -- 8.7%
 70,100  FelCor Suite Hotels, Inc.                        2,488,550
 76,201  Patriot American
           Hospitality, Inc.                              2,195,541
 52,800  Starwood Lodging Trust                           3,055,800
                                                       ------------
                                                          7,739,891
                                                       ------------
    Office & Industrial -- 33.4%
 77,975  Arden Realty Group, Inc.                         2,397,731
 27,000  Boston Properties, Inc.                            892,688
 74,900  Crescent Real Estate
           Equities, Inc.                                 2,949,187
117,000  Duke Realty Investments, Inc.                    2,837,250
116,995  Equity Office Properties
           Trust                                          3,692,652
 75,450  Highwoods Properties, Inc.                       2,805,797
105,150  Kilroy Realty Corporation                        3,023,062
 74,700  Mack-Cali Realty Corporation                     3,062,700
 94,100  Prentiss Properties Trust                        2,628,919
 79,200  Reckson Associates Realty
           Corporation                                    2,009,700
 62,700  Spieker Properties, Inc.                         2,688,263
 29,200  Tower Realty Trust, Inc.                           719,050
                                                      -------------
                                                         29,706,999
                                                      -------------
    Regional Malls -- 7.4%
 80,050  CBL & Associates
           Properties, Inc.                               1,976,234
 91,450  JP Realty, Inc.                                  2,371,985
 69,150  Simon DeBartolo Group, Inc.                      2,260,341
                                                      -------------
                                                          6,608,560
                                                      -------------
    Storage -- 4.6%
 89,500  Public Storage, Inc.                             2,629,062
 35,700  Storage USA                                      1,425,769
                                                      -------------
                                                          4,054,831
                                                      -------------
    Triple Net Lease -- 5.1%
 34,000  CCA Prison Realty Trust                          1,517,250
 78,000  Commercial Net Lease Realty                      1,394,250
 41,600  TriNet Corporate Realty
           Trust, Inc.                                    1,609,400
                                                      -------------
                                                          4,520,900
                                                      -------------
    Other -- 3.3%
  6,840  Crescent Operating, Inc.+                          167,580
 93,775  Glenborough Realty Trust, Inc.                   2,778,085
                                                      -------------
                                                          2,945,665
                                                      -------------
TOTAL COMMON STOCKS
   (Cost  $64,508,817)                                   81,540,796
                                                      -------------
WARRANTS -- 0.0%#
   (Cost $0)
  2,053  Security Capital Group, Inc.
           expires 09/18/1998+                               10,778
                                                       ------------
Principal
 Amount
---------

REPURCHASE AGREEMENT -- 7.9%
  (Cost  $7,053,000)
$7,053,000 Agreement with State Street
             Bank and Trust Company,
             6.000% dated 12/31/1997,
             to be repurchased at
             $7,055,351 on 01/02/1998,
             collateralized by $6,970,000
             U.S. Treasury Note, 6.750% maturing
             04/30/2000 (value $7,197,389)                7,053,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $71,561,817*)                          99.6%    88,604,574
OTHER ASSETS AND
  LIABILITIES (Net)                              0.4        400,441
                                               ----    ------------
NET ASSETS                                     100.0%  $ 89,005,015
                                               ====    ============

----------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Amount represents less than 0.1% of net assets.


                         See Notes to Financial Statements.

Munder Small-Cap Value Fund
    Portfolio of Investments, December 31, 1997


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 92.8%
     Airlines -- 1.2%
   43,450  Midwest Express
             Holdings, Inc.+                            $ 1,686,403
                                                       ------------
     Automobile Parts & Equipment -- 3.0%
  158,533  Control Devices, Inc.+                         2,536,528
   97,600  Motorcar Parts &
             Accesories, Inc.+                            1,634,800
                                                       ------------
                                                          4,171,328
                                                       ------------
     Banking and Financial Services -- 16.9%
   61,180  Carolina First Bancshares                      1,315,370
  122,300  Commonwealth Bancorp, Inc.                     2,430,712
  112,200  Flagstar Bancorp, Inc.                         2,221,209
   74,600  Home Bancorp of Elgin, Inc.                    1,333,475
  209,100  Long Beach Financial
             Corporation+                                 2,430,787
   28,300  Long Island Bancorp, Inc.                      1,404,388
  107,700  McDonald & Company
             Investments                                  3,055,987
   50,600  Metris Companies, Inc.                         1,733,050
   34,400  Ocean Financial Corporation                    1,281,400
   29,300  Prime Bancshares, Inc.                           611,638
   33,700  Provident Bankshares
             Corporation                                  2,152,588
   54,400  SIS Bancorp, Inc.                              2,186,200
   69,600  WSFS Financial Corporation+                    1,392,000
                                                       ------------
                                                         23,548,804
                                                       ------------
     Building Materials -- 4.5%
  134,800  Dayton Superior Corporation+                   2,224,200
   61,700  U.S. Home Corporation+                         2,421,725
  113,900  Universal Forest Products, Inc.                1,551,887
                                                       ------------
                                                          6,197,812
                                                       ------------
     Chemicals -- 3.4%
   86,200  General Chemical Group, Inc.                   2,305,850
   72,100  The Carbide/Graphite
             Group, Inc.+                                 2,433,375
                                                       ------------
                                                          4,739,225
                                                       ------------
     Commercial Services -- 0.8%
  154,800  First Aviation Services, Inc.+                 1,151,325
                                                       ------------
     Computer Hardware, Software
       or Services -- 3.3%
   56,500  3Dlabs, Inc. Ltd.+                             1,313,625
   80,700  Computer Products, Inc.+                       1,825,837
   36,400  Comverse Technology, Inc.+                     1,419,600
                                                      -------------
                                                          4,559,062
                                                      -------------
     Consumer Durables -- 0.6%
   84,260  Lifetime Hoan Corporation                        832,068
                                                      -------------
     Containers -- 1.0%
   55,600  Ivex Packaging Corporation+                    1,334,400
                                                      -------------
     Diversified Industrial -- 1.3%
  119,200  Griffon Corporation+                           1,743,300
                                                      -------------
     Electronics -- 7.0%
  109,600  Integrated Device
             Technology, Inc.+                            1,034,350
  136,200  inTEST Corporation+                              953,400
   42,100  Jabil Circuit, Inc.+                           1,673,475
   54,000  Kuhlman Corporation                            2,112,750
   84,400  Microsemi Corporation+                         1,482,275
   82,700  ORBIT/FR, Inc.+                                1,333,537
   73,400  Pioneer-Standard
             Electronics, Inc.                            1,119,350
                                                      -------------
                                                          9,709,137
                                                      -------------
     Food and Beverages -- 3.0%
   66,100  Hudson Foods, Inc.                             1,359,181
   97,400  J&J Snack Foods Corporation+                   1,594,925
   84,666  Worthington Foods, Inc.                        1,185,324
                                                      -------------
                                                          4,139,430
                                                      -------------
     Health Care -- 1.6%
   67,300  Sierra Health Services, Inc.+                  2,262,963
                                                      -------------
     Home Furnishings -- 1.9%
   60,600  Toro Company                                   2,583,075
                                                      -------------
     Hotels -- 1.0%
  100,000  Suburban Lodges of
             America, Inc.+                               1,331,250
                                                      -------------
     Insurance -- 8.6%
   88,000  ARM Financial Group, Inc.                      2,321,000
   35,500  ESG Re Ltd.+                                     834,250
   19,400  Executive Risk, Inc.                           1,354,363
   70,500  INSpire Insurance
             Solutions, Inc.+                             1,471,687
   82,700  IPC Holdings Ltd.                              2,661,906
   28,100  NAC Re Corporation                             1,371,631
   45,000  Philadelphia Consolidated
             Holding Corporation+                           798,750
   49,300  Stirling Cooke Brown Holdings
              Ltd.+                                       1,207,850
                                                       ------------
                                                         12,021,437
                                                       ------------
     Leisure -- 1.1%
   51,200  Steiner Leisure Ltd.+                          1,580,800
                                                       ------------
     Manufacturing -- 1.1%
  134,900  Foamex International, Inc.                     1,467,038
                                                       ------------
     Medical and Medical Services -- 0.9%
   45,000  Bioanalytical Systems, Inc.+                     343,125
  100,000  Vision Twenty-One, Inc.+                         925,000
                                                       ------------
                                                          1,268,125
                                                       ------------
     Medical Supplies -- 2.5%
  113,500  Bindley Western Industries, Inc.               3,504,313
                                                       ------------
     Metals and Metal Processing -- 6.1%
   85,300  Atchison Casting Corporation+                  1,386,125
  150,000  Novamerican Steel, Inc.+                       1,743,750
   73,800  Quanex Corporation                             2,075,625
  146,100  Recycling Industries, Inc.+                      876,600
   94,400  Rohn Industries, Inc.                            486,750
   68,800  TransTechnology Corporation                    1,947,900
                                                       ------------
                                                          8,516,750
                                                       ------------
     Oil and Gas -- 7.7%
   20,000  Bayard Drilling
             Technologies, Inc.+                            325,000
   28,100  Cliffs Drilling Company+                       1,401,487
   61,900  Colonial Gas Company                           1,783,494
   34,200  Giant Industries, Inc.                           649,800
   53,100  Houston Exploration Company+                     975,713
   43,700  North Carolina Natural Gas
             Corporation                                  1,518,575
   64,470  Southern Union Company+                        1,539,221
   73,800  Southwest Gas Corporation                      1,379,137
   30,100  Veritas DGC, Inc.+                             1,188,950
                                                       ------------
                                                         10,761,377
                                                       ------------
     Real Estate -- 8.8%
   53,600  Bay Apartment
             Communities, Inc.                            2,090,400
   45,600  Developers Diversified
             Realty Corporation                           1,744,200
   39,000  Golf Trust America                             1,131,000
   71,000  JP Realty, Inc.                                1,841,562
   69,000  Kilroy Realty Corporation                      1,983,750
   62,500  Prentiss Properties Trust                      1,746,094
   69,100  Reckson Associates
             Realty Corporation                           1,753,413
                                                       ------------
                                                         12,290,419
                                                       ------------
     Retail -- 1.7%
  105,000  Finlay Enterprises, Inc.+                      2,388,750
                                                       ------------
     Telecommunications -- 2.4%
  348,700  Century Communications
             Corporation, Class A+                        3,399,825
                                                       ------------
     Tobacco -- 0.6%
   35,200  800-JR CIGAR, Inc.+                              880,000
                                                       ------------
     Transportation -- 0.8%
   47,900  Roadway Express, Inc.                          1,059,788
                                                       ------------
TOTAL COMMON STOCKS
   (Cost  $111,784,795)                                 129,128,204
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 6.9%
   (Cost  $9,593,000)
$9,593,000  Agreement with State Street
              Bank and Trust Company,
              6.000% dated 12/31/1997,
              to be repurchased at
              $9,596,198 on 01/02/1998,
              collateralized by $8,420,000
              U.S. Treasury Note, 7.125%
              maturing 02/15/2023
              (value $9,786,936)                          9,593,000
                                                       ------------
TOTAL INVESTMENTS
   (Cost  $121,377,795*)                     99.7%      138,721,204
OTHER ASSETS AND
   LIABILITIES (Net)                          0.3           376,134
                                            -----      ------------
NET ASSETS                                  100.0%     $139,097,338
                                            =====      ============

----------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.


                         See Notes to Financial Statements.

Munder Small Company Growth Fund
  portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 88.3%
     Advertising -- 1.1%
 181,600   HA-LO Industries, Inc.+                      $ 4,721,600
                                                       ------------
     Aerospace & Defense -- 2.5%
 147,150   AAR Corporation                                5,702,062
 220,800   REMEC, Inc.+                                   4,968,000
                                                       ------------
                                                         10,670,062
                                                       ------------
     Automobile Parts & Equipment -- 2.2%
 566,400   Miller Industries, Inc.+                       6,088,800
  76,100   Tower Automotive, Inc.+                        3,200,956
                                                       ------------
                                                          9,289,756
                                                       ------------
     Banking and Financial Services -- 5.6%
  96,300   Amresco, Inc.+                                 2,913,075
 278,130   Financial Federal Corporation+                 6,570,821
 120,702   HUBCO, Inc.                                    4,722,466
 229,115   Litchfield Financial
             Corporation                                  4,439,103
  38,000   Provident Bankshares
             Corporation                                  2,427,250
  51,950   Sirrom Capital Corporation                     2,707,894
                                                       ------------
                                                         23,780,609
                                                       ------------
     Broadcasting -- 1.3%
 166,960   Metro Networks, Inc.+                          5,467,940
                                                       ------------
     Business Services -- 1.0%
 162,260   Interim Services, Inc.+                        4,198,478
                                                       ------------
     Commercial Services -- 5.8%
 116,500   Cort Business Services
             Corporation+                                 4,638,156
 137,600   F.Y.I., Inc.+                                  3,164,800
 171,000   Lason Holdings, Inc.+                          4,552,875
  79,200   Metzler Group, Inc.+                           3,177,900
 151,600   Nichols Research Corporation+                  3,790,000
 221,760   Ontrack Data
             International, Inc.+                         5,530,140
                                                       ------------
                                                         24,853,871
                                                       ------------
     Computer Hardware, Software
       or Services -- 14.0%
 278,900   Advanced Digital Information
             Corporation+                                 4,601,850
 234,030   Axent Technologies, Inc.+                      4,037,018
 245,720   Boole & Babbage, Inc.+                         7,340,885
 290,610   Deltek Systems, Inc.+                          4,595,271
 135,780   Engineering Animation, Inc.+                   6,245,880
 137,000   Factset Research Systems, Inc.+                4,212,750
 227,080   Inter-Tel, Inc.                                4,399,675
 161,450   Metro Information
             Services, Inc.+                              4,480,237
  64,800   National Instruments
             Corporation+                                 1,879,200
 406,240   Simulation Sciences, Inc.+                     6,499,840
 236,480   Tecnomatix Technologies Ltd.,
             ADR+                                         7,981,200
 200,200   USCS International, Inc.+                      3,403,400
                                                       ------------
                                                         59,677,206
                                                       ------------
     Electrical Equipment -- 0.8%
 252,650   Trident International, Inc.+                   3,284,450
                                                       ------------
     Electronics -- 8.4%
 198,190   Berg Electronics Corporation+                  4,508,823
 331,690   Computer Products, Inc.+                       7,504,486
 135,700   DII Group, Inc.+                               3,697,825
 200,500   Electromagnetic Sciences,
             Inc.+                                        4,060,125
 151,100   Qlogic Corporation+                            4,457,450
 182,280   Sawtek, Inc.+                                  4,807,635
 223,320   Tracor, Inc.+                                  6,783,345
                                                       ------------
                                                         35,819,689
                                                       ------------
     Energy and Natural Resources -- 1.3%
 314,740   Newpark Resources, Inc.+                       5,507,950
                                                       ------------
     Funeral Services -- 1.1%
 195,100   Equity Corporation
             International+                               4,511,688
                                                       ------------
     Health Care Products -- 3.8%
 411,260   Graham Field
             Health Products                              6,862,901
 361,040   Helen of Troy Ltd.+                            5,821,770
  70,900   Medicis Pharmaceutical
             Corporation+                                 3,624,763
                                                       ------------
                                                         16,309,434
                                                       ------------
     Hotels -- 0.9%
 104,950   CapStar Hotel Company+                         3,601,097
                                                       ------------
     Insurance -- 3.6%
 139,340   Allied Group, Inc.                             3,988,608
  67,810   CMAC Investment Corporation                    4,094,029
  30,800   Executive Risk, Inc.                           2,150,225
 246,550   HCC Insurance Holdings, Inc.                   5,239,187
                                                       ------------
                                                         15,472,049
                                                       ------------
     Leisure -- 2.3%
 474,460   Racing Champions
             Corporation+                                 3,677,065
 199,420   Steiner Leisure Ltd.+                          6,157,092
                                                       ------------
                                                          9,834,157
                                                       ------------
     Machinery -- Tools -- 1.1%
  69,000   Applied Power, Inc.                            4,761,000
                                                       ------------
     Managed Healthcare -- 2.3%
 163,967   Concentra Managed Care,
             Inc.+                                        5,533,886
 233,077   FPA Medical Management,
             Inc.+                                        4,341,059
                                                       ------------
                                                          9,874,945
                                                       ------------
     Medical Services -- 7.1%
 208,500   Assisted Living Concepts,
             Inc.+                                        4,117,875
 501,200   Capital Senior Living
             Corporation+                                 5,231,275
 150,900   Curative Health Services,
              Inc.+                                       4,583,588
 168,140   MedQuist, Inc.+                                5,842,865
 195,985   National Surgery Centers,
             Inc.+                                        5,144,606
 145,890   Renal Treatment Centers,
             Inc.+                                        5,270,276
                                                       ------------
                                                         30,190,485
                                                       ------------
     Medical Supplies -- 6.2%
 207,200   CONMED Corporation+                            5,439,000
 277,460   Molecular Devices Corporation+                 5,896,025
 257,359   Serologicals Group, Inc.+                      6,691,334
 106,205   Sola International, Inc.+                      3,451,662
 360,900   Trex Medical Corporation+                      5,030,044
                                                       ------------
                                                         26,508,065
                                                       ------------
     Oil and Gas -- 2.7%
 180,400   National-Oilwell, Inc.+                        6,167,425
 229,000   Tuboscope Vetco
             International Corporation+                   5,510,312
                                                       ------------
                                                         11,677,737
                                                       ------------
     Pharmaceuticals -- 0.5%
 113,550   ChiRex, Inc.+                                  2,001,319
                                                       ------------
     Restaurants -- 1.9%
 190,500   Landry's Seafood Restaurants,
             Inc.+                                        4,572,000
 249,000   Schlotzsky's, Inc.+                            3,641,625
                                                       ------------
                                                          8,213,625
                                                       ------------
     Retail -- 2.6%
 302,750   Eagle Hardware & Garden,
             Inc.+                                        5,865,781
 345,890   The Sports Authority, Inc.+                    5,101,878
                                                       ------------
                                                         10,967,659
                                                       ------------
     Telecommunications -- 5.0%
 177,830   Comverse Technology, Inc.+                     6,935,370
  59,900   Gilat Satellite Networks
             Ltd., ADR+                                   1,714,638
 325,810   LCC International, Inc.+                       4,724,245
 263,000   Melita International
             Corporation+                                 2,383,437
  37,600   Natural Microsystems
             Corporation+                                 1,748,400
  36,200   P-COM, Inc.+                                     624,450
 180,040   Teledata Communications Ltd.+                  3,285,730
                                                       ------------
                                                         21,416,270
                                                       ------------
     Tobacco -- 1.8%
 129,050   800-JR CIGAR, Inc.+                            3,226,250
 114,070   Schweitzer-Mauduit
             International, Inc.                          4,249,107
                                                       ------------
                                                          7,475,357
                                                       ------------
     Transporation -- Trucking -- 1.4%
 132,500   Heartland Express, Inc.+                       3,560,937
  88,050   Knight Transportation, Inc.+                   2,443,388
                                                       ------------
                                                          6,004,325
                                                       ------------
TOTAL COMMON STOCKS
   (Cost  $328,501,993)                                 376,090,823
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 10.7%
   (Cost  $45,810,000)
$45,810,000   Agreement with State
                 Street Bank and Trust
                 Company, 6.000% dated
                 12/31/1997, to be
                 repurchased at
                 $45,825,270 on
                 01/02/1998, collateralized
                 by $44,295,000 U.S.
                 Treasury Note, 9.250%
                 maturing 08/15/1998
                 (value $46,731,225)                     45,810,000
                                                       ------------
TOTAL INVESTMENTS
   (Cost  $374,311,993*)                     99.0%      421,900,823
OTHER ASSETS AND
   LIABILITIES (Net)                          1.0         4,176,642
                                            -----      ------------
NET ASSETS                                  100.0%     $426,077,465
                                            =====      ============


----------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security



                         See Notes to Financial Statements.

Munder Value Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 94.5%
     Aerospace & Defense -- 2.0%
  173,400  Howmet International, Inc.+                  $ 2,601,000
                                                       ------------
     Airlines -- 1.3%
   35,200  Continental Airlines, Inc.+                    1,694,000
                                                       ------------
     Automobile Parts & Equipment -- 2.6%
   60,600  Dura Automotive Systems, Inc.+                 1,499,850
   75,700  Standard Products Company                      1,939,813
                                                       ------------
                                                          3,439,663
                                                       ------------
     Banking and Financial Services -- 12.0%
   38,650  Banc One Corporation                           2,099,178
   22,800  Chase Manhattan Corporation                    2,496,600
   54,150  First American Corporation                     2,693,962
  131,650  Hibernia Corporation, Class A                  2,476,666
   35,850  Mercantile Bankshares
             Corporation                                  1,402,631
   93,900  Paine Webber Group, Inc.                       3,245,419
   67,000  Sovereign Bancorp, Inc.                        1,390,250
                                                       ------------
                                                         15,804,706
                                                       ------------
     Building Materials -- 3.1%
   68,150  Pulte Corporation                              2,849,522
   28,400  Texas Industries, Inc.                         1,278,000
                                                       ------------
                                                          4,127,522
                                                       ------------
     Chemicals -- 1.0%
   88,600  Airgas, Inc.+                                  1,240,400
                                                       ------------
     Computer Hardware, Software
       or Services -- 3.3%
   33,900  Compaq Computer
             Corporation                                  1,913,231
   38,600  Hewlett-Packard Company                        2,412,500
                                                       ------------
                                                          4,325,731
                                                       ------------
     Containers -- 2.1%
   73,650  Owens-Illinois, Inc.+                          2,794,097
                                                       ------------
     Electric Utilities -- 2.2%
   33,700  CMS Energy Corporation                         1,484,906
   29,200  New Century Energies, Inc.                     1,399,775
                                                       ------------
                                                          2,884,681
                                                       ------------
     Electronics -- 4.4%
   51,700  Micron Technology, Inc.+                       1,344,200
   57,000  Texas Instruments, Inc.                        2,565,000
   55,100  Xilinx, Inc.+                                  1,931,944
                                                       ------------
                                                          5,841,144
                                                       ------------
     Home Furnishings and Housewares -- 4.5%
  122,050  Furniture Brands
             International, Inc.+                         2,502,025
   91,650  Maytag Corporation                             3,419,691
                                                       ------------
                                                          5,921,716
                                                       ------------
     Insurance -- 9.2%
   19,650  Ace Ltd.                                       1,896,225
   22,800  Allstate Corporation                           2,071,950
   41,450  Hartford Life, Inc.                            1,878,203
   62,200  Nationwide Financial
             Services, Inc.                               2,246,975
  134,000  Reliance Group Holdings, Inc.                  1,892,750
   51,050  Torchmark Corporation                          2,147,291
                                                       ------------
                                                         12,133,394
                                                       ------------
     Medical Services -- 4.5%
  157,850  Beverly Enterprises, Inc.+                     2,052,050
   22,600  PacifiCare Health
             Systems, Inc.+                               1,183,675
  104,300  Trigon Healthcare, Inc.+                       2,724,837
                                                       ------------
                                                          5,960,562
                                                       ------------
     Office Supplies -- 0.9%
   52,900  John H. Harland Company                        1,110,900
                                                       ------------
     Oil and Gas -- 11.1%
   51,600  ENSCO International, Inc.                      1,728,600
   81,100  McDermott International, Inc.                  2,970,287
   90,800  Santa Fe Energy Resources,
             Inc.+                                        1,021,500
   24,500  Santa Fe International
             Corporation                                    996,844
   45,900  Triton Energy Ltd.+                            1,339,706
   53,950  USX-Marathon Group                             1,820,813
   85,500  Valero Energy Corporation                      2,687,906
   46,900  Weatherford Enterra, Inc.+                     2,051,875
                                                       ------------
                                                         14,617,531
                                                       ------------
     Pharmaceuticals -- 2.0%
  124,200  Mylan Labs, Inc.                               2,600,438
                                                       ------------
     Real Estate -- 8.9%
   90,600  Bradley Real Estate, Inc.                      1,902,600
   51,500  Kimco Realty Corporation                       1,815,375
   46,850  Mack-Cali Realty Corporation                   1,920,850
   45,499  Patriot American Hospitality,
             Inc.                                         1,310,940
   53,850  Public Storage, Inc.                           1,581,844
   55,900  Simon DeBartolo Group, Inc.                    1,827,231
   24,150  Starwood Lodging Trust                         1,397,681
                                                       ------------
                                                         11,756,521
                                                       ------------
     Restaurants -- 1.8%
   96,550  Wendy's International, Inc.                    2,323,234
                                                       ------------
     Retail -- 2.8%
   93,100  American Stores Company                        1,914,369
   79,750  Pier 1 Imports, Inc.                           1,804,344
                                                       ------------
                                                          3,718,713
                                                       ------------
     Telecommunications -- 5.3%
   38,700  Harris Corporation                             1,775,362
   60,500  MCI Communications
             Corporation                                  2,590,156
   89,850  U.S. West Media Group, Inc.+                   2,594,419
                                                       ------------
                                                          6,959,937
                                                       ------------
     Tobacco -- 4.4%
   62,650  Philip Morris Companies, Inc.                  2,838,828
   79,700  RJR Nabisco Holdings
             Corporation                                  2,988,750
                                                       ------------
                                                          5,827,578
                                                       ------------
     Transportation -- 3.0%
   22,600  Burlington Northern Santa Fe
             Corporation                                  2,100,387
   47,100  CNF Transportation, Inc.                       1,807,463
                                                       ------------
                                                          3,907,850
                                                       ------------
     Utilities -- 2.1%
   47,600  Edison International                           1,294,125
   35,500  People's Energy Corporation                    1,397,813
                                                       ------------
                                                          2,691,938
                                                       ------------
TOTAL COMMON STOCK
   (Cost  $106,998,833)                                 124,283,256
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 5.2%
   (Cost  $6,803,000)
$6,803,000 Agreement with State Street
             Bank and Trust Company,
             6.000% dated 12/31/1997,
             to be repurchased
             at $6,805,268 on
             01/02/1998, collateralized
             by $6,765,000 U.S.
             Treasury Note, 5.875%
             maturing 01/31/1999
             (value $6,941,871)                           6,803,000
                                                       ------------
TOTAL INVESTMENTS
    (Cost  $113,801,833*)                    99.7%      131,086,256
OTHER ASSETS AND
   LIABILITIES (Net)                          0.3           372,090
                                            -----      ------------
NET ASSETS                                  100.0%     $131,458,346
                                            =====      ============



--------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

                         See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 84.7%
     Argentina -- 6.0%
     32,000   Banco Frances del Rio de La
                 Plata, SA, ADR                          $  876,000
     52,000   Telefonica de Argentina, ADR                1,859,000
                                                         ----------
                                                          2,735,000
                                                         ----------
     Brazil -- 17.3%
     39,000   Centrais Eletricas
                 Brasileiras SA, ADR                        969,696
 25,190,000   Centrais Eletrobras SA                      1,252,672
     19,200   Companhia Brasileira de
                 Distribuicao Grupo Pao de
                 Acucar, ADR                                372,000
     19,400   Companhia Energetica de
                 Minas Gerais, ADR                          834,200
      5,700   Companhia Siderurgica
                 Nacional, ADR                              158,329
  1,000,000   Light Services de
                  Eletricidade SA                           416,630
     36,800   Petroleo Brasileiro SA, ADR                   860,605
  2,937,500   Saneamento Basico do Estado                   697,493
     17,300   Telecomunicacoes do Rio de
                 Janeiro SA                               2,014,369
     39,400   Usiminas Siderurgicas de
                 Minas Gerais SA, ADR                       216,700
                                                         ----------
                                                          7,792,694
                                                         ----------
     Chile -- 4.1%
     22,500   Banco Santander Chile, ADR                    317,813
     17,300   Compania Cervecerias Unidas
                 SA, ADR                                    508,187
     19,100   Compania Telecomunicaciones
                 de Chile SA, ADR                           570,612
     10,100   Empresa Nacional
                 Electricidad SA, ADR                       178,644
      6,300   Quimica Minera Chile SA, ADR                  277,200
                                                         ----------
                                                          1,852,456
                                                         ----------
     China\Hong Kong -- 8.9%
  3,200,000   China Foods Holdings Ltd.                   1,053,039
  2,590,000   CNPC Hong Kong Ltd.+                          726,965
    800,000   First Tractor Company Ltd.+                   482,643
    300,000   Huangshan Tourism
                 Development Company                        238,200
  1,200,000   Shanghai Chlor Alkali
                 Chemical Company                           206,400
    410,000   Shanghai Dazhong Taxi
                 Company                                    306,680
    130,000   Shanghai Industrial Holdings
                  Ltd.                                      483,159
  2,500,000   Zhejiang Expressway Company
                  Ltd.                                      506,517
                                                         ----------
                                                          4,003,603
                                                         ----------
     Egypt -- 4.0%
     19,000   Commercial International
                 Bank                                       397,575
     15,000   Commercial International
                  Bank, ADR                                 302,689
     15,000   Egypt America Bank                            467,303
      6,246   Egypt International
                 Pharmaceuticals                            436,899
      8,000   Torah Portland Cement
                 Company+                                   183,371
                                                         ----------
                                                          1,787,837
                                                         ----------
     Ghana -- 0.3%
    198,229   Ghana Commercial Bank+                         70,169
     85,018   Social Security Bank                           63,952
                                                         ----------
                                                            134,121
                                                         ----------
     Greece -- 0.1%
        500   National Bank of Greece                        43,996
                                                         ----------
     Hungary -- 2.7%
     50,000   MOL Magyar Olaj-es
                 Gazipari, ADR                            1,220,000
                                                         ----------
     India -- 2.7%
      1,400   BSES Ltd., GDR                                 24,500
      3,500   EIH Ltd. GDR                                   46,725
     14,500   Gujarat Ambuja Cements
                 Ltd., GDR                                  103,313
      2,200   Hindalco Industries Ltd., ADR                  44,000
     31,000   Mahanagar Telephone Nigam
                 GDR+                                       478,950
     20,000   Reliance Industries Ltd., GDR                 172,000
      9,900   State Bank of India, GDR+                     180,180
     18,000   Tata Engineering and
                 Locomotive Company
                 Ltd., GDR++                                149,850
      1,800   Videsh Sanchar Nigam Ltd., ADR+                25,245
                                                         ----------
                                                          1,224,763
                                                         ----------
     Indonesia -- 0.1%
     48,000   PT Bunas Finance Indonesia                      2,836
    355,800   PT Indah Kiat Pulp & Paper
                 Corporation                                 63,074
                                                         ----------
                                                             65,910
                                                         ----------
     Jordan -- 0.8%
     88,000   Jordan Cement Factories                       374,706
                                                         ----------
     Korea -- 0.0%#
          1   Sungmi Telecom Electronics
                 Company                                         28
                                                         ----------
     Malaysia -- 0.1%
     10,000   Lingkaran Trans Kota
                 Holdings Berhad                              6,376
     30,000   Magnum Corporation Berhad+                     18,049
      5,000   Malakoff Berhad                                10,413
        625   RHB Capital Berhad                                175
                                                         ----------
                                                             35,013
                                                         ----------
     Mexico -- 16.2%
    118,200   Acer Computer Latino
                 America, SA de CV+                         351,502
    100,000   ALFA, SA de CV+                               677,777
     10,550   Bufete Industrial SA, ADR+                    102,863
    166,300   Corporacion Geo, SA de CV,
                 Series B+                                1,019,993
    131,457   Desc SA de CV                               1,237,932
     60,000   Fomento Economico Mexico SA
                 de CV                                      479,524
    617,000   Grupo Elektra SA                            1,070,318
     13,200   Grupo Industrial Maseca SA,
                 ADR                                        204,600
     34,900   Grupo Modelo SA de CV                         293,194
     24,100   Grupo Televisa SA+                            469,130
     40,000   Industria Bachoco, SA de CV+                  780,000
     27,900   TV Azteca SA de CV ADR+                       629,494
                                                         ----------
                                                          7,316,327
                                                         ----------
     Peru -- 2.1%
      1,817   Cementos Norte Pacasmayo SA                     2,600
     52,960   Credicorp Ltd, ADR                            953,280
         63   Ferreyros SA, ADR                               1,317
                                                         ----------
                                                            957,197
                                                         ----------
     Poland -- 0.1%
      4,800   KGHM Polska Miedz SA, GDR+                     34,680
                                                         ----------
     Russia -- 5.2%
     72,050   Irkutskenergo, ADR                            684,475
     11,000   Lukoil Holdings, ADR                        1,014,750
    120,000   Trade House GUM, ADR                          666,000
                                                         ----------
                                                          2,365,225
                                                         ----------
     Slovakia -- 0.1%
      2,000   Slovnaft AS, GDR                               53,340
                                                         ----------
     South Africa -- 8.9%
  1,000,000   Afribrand Holdings Ltd.+                      431,521
     55,000   Barlow Ltd.                                   466,762
     75,000   Ellerine Holdings Ltd.                        483,921
     27,500   Liberty Life Association of
                 Africa Ltd.                                706,360
     60,000   McCarthy Group Ltd.                           114,045
    124,300   McCarthy Retail Ltd.                          255,420
    765,000   Millennium Entertainment
                 Group Africa                               754,546
     18,100   Standard Bank Investment                      799,651
                                                         ----------
                                                          4,012,226
                                                         ----------
     Thailand -- 0.4%
      7,000   Banpu Public Company Ltd.                      28,058
      4,200   BEC World Public Company
                 Ltd.                                        17,445
     14,500   Electricity Generating Authority               27,103
     33,000   KCE Electronics Public
                 Company Ltd.                                82,928
      5,400   The Pizza Public Company
                 Ltd.                                         9,533
                                                        -----------
                                                            165,067
                                                        -----------
     Turkey -- 2.1%
     25,000   Haci Omer Sabanci
                 Holding SA, ADR+                           381,250
  6,930,000   Vestel Elektronik Sanayi ve
                 Ticaret AS                                 568,444
                                                        -----------
                                                            949,694
                                                        -----------
     Venezuela -- 2.3%
     21,200   Compania Anonima Nacional
                 Telefonos de Venezuela, ADR                882,450
     28,100   Mavesa SA, ADR                                179,138
                                                        -----------
                                                          1,061,588
                                                        -----------
     Zimbabwe -- 0.2%
    170,000   NMBZ Holdings, ADR                             76,500
                                                        -----------
TOTAL COMMON STOCKS
   (Cost $42,221,561)                                    38,261,971
                                                        -----------
INVESTMENT COMPANY SECURITIES -- 5.8%
     Hong Kong -- 0.0%#
      7,000   New Korea Trust                                19,250
                                                        -----------
     India -- 4.0%
     67,000   Bombay Fund Ltd.+                             586,250
     85,000   Is Himalayan Fund                             903,125
      8,900   The India Magnum Fund NV+                     302,600
                                                        -----------
                                                          1,791,975
                                                        -----------
     Korea -- 0.1%
     10,000   First Korea Smaller
                 Companies Fund+                             28,750
                                                        -----------
     Russia -- 1.7%
     37,900   Fleming Russia Securities
                 Fund+                                      776,950
                                                        -----------
TOTAL INVESTMENT COMPANY SECURITIES
   (Cost $3,505,324)                                      2,616,925
                                                       ------------
PREFERRED STOCKS -- 0.5%
     Brazil -- 0.5%
      3,000   Centrais Eletricas
                 Brasileiras SA, ADR                         76,800
  2,570,000   Lojas Renner SA                                80,597
    741,605   Telecomunicacoes do Rio de
                 Janeiro SA                                  77,081
     28,754   Telecomunicacoes do Rio de
                 Janeiro SA+                                  2,756
                                                       ------------
TOTAL PREFERRED STOCKS
   (Cost $313,282)                                          237,234
                                                       ------------
RIGHTS -- 0.0%#
  (Cost $0)
     Brazil -- 0.0%#
      9,332   Saneamento Basico do Estado
                 expire 01/08/98                                  0
                                                       ------------
WARRANTS -- 0.0%#
     China -- 0.0%#
     51,200   Peking Apparel International
                 Group Ltd., expire
                 03/31/99+                                    2,379
                                                       ------------
     Indonesia -- 0.0%#
      9,624   PT Bank Dagang Nasional
                 Indonesia, expire
                  02/14/2000++                                   89
     13,120   PT Indah Kiat Pulp & Paper
                 Corporation,
                 expire 04/31/2001+                             513
                                                       ------------
                                                                602
                                                       ------------
TOTAL WARRANTS
   (Cost $0)                                                  2,981
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 7.8%
   (Cost $3,540,000)
 $3,540,000   Agreement with State Street
                 Bank and Trust Company,
                 6.000% dated 12/31/1997,
                 to be repurchased at
                 $3,541,180 on 01/02/1998,
                 collateralized by $2,885,000
                 U.S. Treasury Bond,
                 7.875% maturing 02/15/2021
                 (value $3,611,659)                       3,540,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $49,580,167*)                        98.8%       44,659,111
OTHER ASSETS AND
   LIABILITIES (Net)                          1.2           560,103
                                            ----       ------------
NET ASSETS                                  100.0%     $ 45,219,214
                                            ====       ============




--------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                         See Notes to Financial Statements.

Munder Framlington Emerging Markets Funds
   Portfolio of Investments, December 31, 1997 (Unaudited)


At December 31, 1997 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:


                                       % of
                                     Net Assets     Value
                                     ----------------------
COMMON STOCKS:
Utilities........................       14.8%   $ 6,657,422
Telecommunications...............       12.9      5,830,626
Oil & Gas........................        8.5      3,875,659
Banking & Financial Services.....        6.6      2,969,301
Diversified Industrial...........        6.6      2,963,438
Food & Beverage..................        5.8      2,605,757
Banking & Finance................        3.3      1,512,649
Machinery & Heavy
   Equipment.....................        3.3      1,472,868
Retail...........................        2.9      1,293,419
Broadcasting & Advertising.......        2.5      1,116,069
Real Estate......................        2.3      1,019,993
Electronics......................        2.2      1,002,903
Transportation...................        1.8        819,573
Building & Building
   Materials.....................        1.8        813,840
Insurance........................        1.6        706,360
Drugs & Health Care..............        1.3        595,228
Metals & Mining..................        1.2        557,955
Containers & Glass...............        1.1        508,187
Household Appliances &
   Home Furnishings..............        1.1        483,921
Manufacturing....................        1.1        483,159
Health & Personal Care...........        0.8        381,250
Travel Services..................        0.5        238,200
Chemicals........................        0.5        206,400
Miscellaneous....................        0.2        147,794
                                       -----    -----------
TOTAL COMMON
   STOCKS........................       84.7     38,261,971
REPURCHASE
   AGREEMENT.....................        7.8      3,540,000
INVESTMENT COMPANY
   SECURITIES....................        5.8      2,616,925
TOTAL PREFERRED
   STOCKS.........................       0.5        237,234
WARRANTS..........................       0.0#         2,981
RIGHTS............................       0.0#             0
                                       -----    -----------
TOTAL INVESTMENTS.................      98.8     44,659,111
OTHER ASSETS AND
   LIABILITIES (Net)...............      1.2        560,103
                                       -----    -----------
NET ASSETS........................     100.0%   $45,219,214
                                       =====    ===========



                         See Notes to Financial Statements.

Munder Framlington Healthcare Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----
COMMON STOCKS -- DOMESTIC -- 88.4%
     Biotechnology -- 25.8%
  4,500    Agouron Pharmaceuticals, Inc.+                 $ 132,187
  7,500    Alexion Pharmaceuticals, Inc.+                    93,750
 10,000    Ariad Pharmaceuticals, Inc.+                      42,500
  5,000    ArQule, Inc.+                                    114,688
  5,000    BioReliance Corporation+                         115,000
  5,000    CardioGenesis Corporation+                        31,250
  4,000    Centocor, Inc.+                                  133,000
  8,000    Connetics Corporation+                            24,500
 12,000    Digene Corporation+                              103,500
  5,000    Ergo Science Corporation+                         76,250
  9,500    Gene Logic+                                       76,000
  3,700    Genset, ADR+                                      73,075
 13,000    Genzyme Transgenics
             Corporation+                                   125,125
  3,500    Gilead Sciences, Inc.+                           133,875
  8,000    ICOS Corporation+                                146,500
  4,000    IDEC Pharmaceuticals
             Corporation+                                   137,500
  3,000    Immunex Corporation (New)+                       162,000
  3,000    Incyte Pharmacuticals, Inc.+                     135,000
  7,000    Inhale Therapeutic Systems+                      182,000
  5,000    La Jolla Pharmaceutical
             Company+                                        22,188
 25,000    LifeCell Corporation+                            115,625
  5,000    Martek Biosciences Corporation+                   41,250
 12,000    Medarex, Inc.+                                    63,000
  8,000    Millennium Pharmaceuticals,
             Inc.+                                          152,000
  4,000    NCS Healthcare, Inc.,
             Class A+                                       105,500
  8,000    Neurex Corporation+                              111,000
  5,000    Neurogen Corporation+                             67,500
  1,500    ONYX Pharmaceuticals, Inc.+                       11,625
  4,000    PAREXEL International
             Corporation+                                   148,000
  5,000    Pharmacyclics, Inc.+                             128,125
  2,400    QIAGEN N.V. ADR+                                 107,100
  3,500    SONUS Pharmaceuticals, Inc.+                     115,937
 10,000    Synaptic Pharmaceutical
             Corporation+                                   108,750
 19,000    Texas Biotechnology
             Corporation+                                   117,562
  4,000    TranskaryoticTherapies, Inc.                     140,500
  4,000    Vical, Inc.+                                      48,000
                                                        -----------
                                                          3,641,362
                                                        -----------
     Commercial Services -- 1.0%
  5,000    Boron, Lepore & Associates, Inc.+                137,500
                                                        -----------
     Distributors -- 1.3%
  5,000    Henry Schein, Inc.+                              175,000
                                                        -----------
     Drugs -- 19.3%
  5,000    ALZA Corporation                                 159,062
 12,000    Ascent Pediatrics, Inc.+                          70,500
  6,000    BioChem Pharm, Inc+                              125,250
  2,000    Cardinal Health, Inc.                            150,250
  9,000    Corixa Corporation+                               80,438
    175    Crescendo Pharmaceuticals
             Corporation+                                     2,023
  3,000    Dura Pharmaceuticals, Inc.+                      137,625
  4,000    Guilford Pharmaceuticals,
             Inc.+                                           80,500
  4,000    Jones Medical Industries,
             Inc.                                           153,000
  6,000    Magainin Pharmaceuticals,
             Inc.+                                           48,375
  3,500    Medimmune, Inc.+                                 150,063
 12,000    Medirisk, Inc.+                                  132,000
  7,000    Nastech Pharmaceuticals
             Company, Inc.+                                  91,000
 10,000    NPS Pharmaceuticals, Inc.+                        77,500
  4,000    Omnicare, Inc.                                   124,000
 15,000    OSI Pharmaceuticals, Inc.+                       101,250
  7,500    Penederm, Inc.+                                   75,000
  2,000    Pfizer, Inc.                                     149,125
  6,000    Pharmacopeia, Inc.+                               96,000
  4,000    Sangstat Medical Corporation+                    162,000
  4,000    Sepracor, Inc.+                                  160,250
  7,000    Trimeris, Inc.+                                   91,000
  6,000    US Bioscience, Inc.+                              54,375
  5,000    ViroPharma, Inc.+                                 88,125
 12,000    Virus Research Institute, Inc.+                   54,000
  6,000    Zonagen, Inc.+                                   109,125
                                                        -----------
                                                          2,721,836
                                                        -----------
     Health Management Systems-- 7.8%
  5,000    Advance Paradiam, Inc.+                          158,750
  4,000    National Data Corporation                        144,500
  7,000    Pharmaceutical Product
             Development, Inc.+                             107,625
  6,000    PhyCor, Inc.+                                    162,000
  9,000    Physician Reliance Network, Inc.+                 93,938
  4,000    Quintiles TransNational
             Corporation+                                   153,000
 12,000    Specialty Care Network, Inc.+                    163,500
  4,000    Superior Consultant Holdings
             Corporation+                                   120,000
                                                        -----------
                                                          1,103,313
                                                        -----------
     Hospital/Medical Services-- 8.5%
 15,000    Amsurg Corporation+                              116,250
  4,000    Centennial HealthCare
             Corporation+                                    91,000
  4,000    Curative Health
             Services, Inc.+                                121,500
  4,500    Genesis Health Ventures, Inc.+                   118,687
  7,000    Pediatric Services America, Inc.+                133,875
  7,000    PMR Corporation+                                 140,000
  8,000    Prime Medical Services, Inc.+                    110,500
  5,000    Renal Care Group, Inc.+                          160,000
 12,000    Renex Corporation                                 63,000
  5,000    Resources Care, Inc.+                            145,000
                                                        -----------
                                                          1,199,812
                                                        -----------
     Managed Healthcare -- 2.9%
 10,000    American Oncology
             Resources, Inc.+                               160,000
  3,000    CompDent Corporation+                             60,844
  3,500    Concentra Managed Care,
             Inc.+                                          118,125
  4,000    FPA Medical Management, Inc.+                     74,500
                                                        -----------
                                                            413,469
                                                        -----------
     Medical Information Systems-- 3.4%
  5,600    HBO & Company                                    268,800
 15,000    Physicians Computer Network,
             Inc.+                                           60,000
  7,000    Transition Systems, Inc.
             Massachusetts+                                 154,875
                                                        -----------
                                                            483,675
                                                        -----------
     Medical Instruments -- 14.8%
  5,000    Bionx Implants, Inc.+                            107,500
  3,000    Boston Scientific Corporation+                   137,625
  5,000    Computer Motion, Inc.+                            52,500
  4,000    Conceptus, Inc.+                                  20,000
  8,000    Cyberonics, Inc.+                                122,000
  5,000    Cytyc Corporation+                               124,375
 10,000    Endocardial Solutions, Inc.+                     101,250
  9,000    EndoSonics Corporation+                           96,750
  2,000    Guidant Corporation                              124,500
  3,000    Medtronic, Inc.                                  156,937
    750    Molecular Devices Corporation+                    15,938
  5,000    Molecular Dynamics, Inc.+                         81,250
  7,000    Novoste Corporation+                             157,500
  6,000    Perclose, Inc.+                                  115,500
  4,000    ResMed, Inc.+                                    112,500
  9,000    SeaMED Corporation+                              166,500
  3,500    Theragenics Corporation+                         126,000
  3,000    Urologix, Inc.+                                   54,375
  5,500    Wesley Jessen
             VisionCare, Inc.+                              214,500
                                                        -----------
                                                          2,087,500
                                                        -----------
     Medical Products -- 3.6%
  4,000    Fresenius Medical Care AG+                        87,000
  4,000    Gulf South Medical Supply,
             Inc.+                                          149,000
 13,000    Hanger Orthopedic Group+                         167,375
  8,000    Rochester Medical Corporation+                   108,000
                                                        -----------
                                                            511,375
                                                        -----------
   TOTAL COMMON STOCKS -- DOMESTIC
   (Cost  $11,900,825)                                   12,474,842
                                                        -----------
     Biotechnology -- 1.3%
    700    Cambridge Antibody
             Technology Group Plc+                            4,346
 22,200    Celltech Group PLC+                              108,479
  3,500    OXiGene, Inc.+                                    62,595
                                                        -----------
                                                            175,420
                                                        -----------
     Drugs -- 4.2%
 51,500    AMRAD Corporation Ltd.                            77,200
 50,000    Chemunex SA+                                      95,539
     60    Disetronic Holdings AG                           131,399
  1,500    NeuroSearch A/S                                  100,483
  3,000    Sankyo Company Ltd.                               67,780
 25,000    Shire Pharmaceuticals Group
             PLC+                                           117,849
                                                        -----------
                                                            590,250
                                                        -----------
     Medical Instruments -- 2.2%
  6,000    Axis Biochemicals ASA+                            43,055
 10,000    Biora AB+                                        103,276
 44,224    Gyrus Group PLC+                                 105,325
  5,000    Kawasumi Laboratories                             60,887
                                                        -----------
                                                            312,543
                                                        -----------
     Medical Products -- 1.3%
 10,000    Biocompatibles International
             PLC+                                            82,947
  3,000    Ortivus AB                                       100,127
                                                        -----------
                                                            183,074
                                                        -----------
   TOTAL COMMON STOCKS -- FOREIGN
   (Cost  $1,340,045)                                     1,261,287
                                                        -----------

Principal
 Amount
---------

   REPURCHASE AGREEMENT -- 1.8%
    (Cost  $262,000)
   $262,000   Agreement with State
                Street Bank and Trust
                Company, 6.000% dated
                12/31/1997, to be
                repurchased at $262,087
                on 01/02/1998,
                collateralized by $265,000
                U.S. Treasury Note,
                6.125% maturing 12/31/2001
                (value $268,064)                            262,000
                                                        -----------
TOTAL INVESTMENTS
   (Cost  $13,502,870*)                      99.2%       13,998,129
OTHER ASSETS AND
   LIABILITIES (Net)                          0.8           110,045
                                            -----       -----------
NET ASSETS                                  100.0%      $14,108,174
                                            =====       ===========


-------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt


                         See Notes to Financial Statements.

Munder Framlington Healthcare Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)
                         (Continued)

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                  Forward Foreign Currency Contracts to Buy

                                    Contracts to Receive
                     ------------------------------------------------
                                                                                     Unrealized
                                                                     In Exchange    Depreciation
Expiration Date          Local Currency          Value in U.S.$      for U.S. $      of Contract
---------------     -------------------------    --------------      ----------      -----------
    01/06/1998      Australian Dollar   5,502       3,586             3,598               $ (12)
                                                 Net Unrealized Depreciation of Forward
                                                 Foreign Currency Contracts               $ (12)
                                                                                          =====

                         See Notes to Financial Statements.


Munder Framlington International Growth Fund
    Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 91.8%
     Australia -- 1.8%
   22,000  Brambles Industries Ltd.                       $ 436,607
   54,000  M.I.M. Holdings Ltd.                              33,083
   45,000  St. George Bank Ltd.                             255,248
   34,800  WMC Ltd.                                         121,343
                                                        -----------
                                                            846,281
                                                        -----------
     Belgium -- 1.0%
    2,600  Barco Industries                                 477,180
                                                        -----------
     Brazil -- 1.1%
   11,600  Centrais Eletricas
             Brasileiras SA, ADR                            296,960
    2,100  Telecomunicacoes Brasileiras
             SA, ADR                                        244,519
                                                        -----------
                                                            541,479
                                                        -----------
     China\Hong Kong -- 3.9%
   36,000  Cheung Kong (Holdings) Ltd.                      235,772
  160,000  Cheung Kong Infrastructure
             Holdings                                       452,187
  800,000  China Foods Holdings Ltd.                        263,260
  410,000  CNPC Hong Kong Ltd.                              115,079
  200,000  First Tractor Company Ltd.+                      120,661
  100,000  Guangdong Kelon Electric
              Holdings                                      102,594
   40,000  Hong Kong
             Telecommunications Ltd.                         82,333
    9,200  HSBC Holdings Plc, ADR                           226,765
   40,000  Hutchison Whampoa Ltd.                           250,871
                                                        -----------
                                                          1,849,522
                                                        -----------
     Denmark -- 1.5%
    5,000  Novo Nordisk AS, Series B                        715,130
                                                        -----------
     Finland -- 4.0%
    7,600  Cultor Oy                                        411,304
    6,000  Oy Nokia                                         425,981
    4,900  Raision Tehtaat Oy                               581,605
   15,400  Sampo Insurance Company Ltd.                     500,060
                                                        -----------
                                                          1,918,950
                                                        -----------
     France -- 6.7%
    9,000  AXA Company                                      696,403
    2,650  Canal Plus                                       492,706
   15,500  Lagardere Group                                  512,503
   11,000  Rhone Poulenc                                    492,747
    7,500  SGS-Thomson
             Microelectronics NV+                           464,194
    7,400  Societe BIC SA                                   540,138
                                                        -----------
                                                          3,198,691
                                                        -----------
     Germany -- 3.8%
    3,200  Adidas AG                                        420,868
   10,400  Bayerische Vereinsbank AG                        680,441
    1,400  Mannesmann AG                                    707,413
                                                        -----------
                                                          1,808,722
                                                        -----------
     Italy -- 3.0%
  155,000  Credito Italiano SpA                             477,968
   40,000  SAES Getters SpA                                 381,006
  126,000  Telecom Italia Mobile SpA                        581,566
                                                        -----------
                                                          1,440,540
                                                        -----------
     Japan -- 20.7%
   12,000  Andor Company Ltd.                                49,858
   20,000  ANRITSU Corporation                              153,175
   10,000  Canon, Inc.                                      232,825
   20,000  Chodai Company Ltd.                               64,333
   15,000  Consec Corporation                                36,302
   13,800  Credit Saison Company Ltd.                       340,323
       35  DDI Corporation                                   92,479
    7,000  FCC Company Ltd.                                  73,983
   36,000  Fuji Bank                                        145,577
    8,000  Fuji Machine MFG
             Company Ltd.                                   193,000
    7,000  Futaba Corporation                               281,458
   36,000  Hankyu Department Store                          199,893
    7,400  Himiko Company, Ltd.                              46,757
   12,000  JSR Corporation                                   39,152
   22,000  Kawasumi Laboratories                            267,902
    3,300  Keyence Corporation                              487,784
   24,300  Kitagawa Industries
             Company Ltd.                                   167,496
   13,000  Kokuyo Company                                   224,018
   33,000  Laox Company                                     265,375
    3,000  Lasertec Corporation                              76,281
    9,000  Meitec Corporation                               252,968
   34,000  Minebea Company Ltd.                             364,555
   76,000  Mitsubishi Heavy Industries                      316,642
   14,000  Namco                                            406,372
       34  Net One Systems Company Ltd.                      80,723
    5,200  Nichiei Company Ltd.                             553,573
   54,000  Nikko Securities
             Company Ltd.                                   143,096
   16,000  Nomura Securities
             Company Ltd.                                   213,219
   57,000  NTN Corporation                                  131,837
   43,000  Obayashi Corporation                             146,221
    4,000  Oiles Corporation                                 96,806
   60,000  Oji Paper Company, Ltd.                          238,493
   10,000  Pulstec Industrial
             Company, Ltd.                                  183,810
   20,000  Ricoh Company Ltd.                               248,143
    4,400  Riso Kagaku                                      251,727
    5,000  Rohm Company                                     509,305
    2,000  Sankyo Company, Ltd.                              45,187
   28,000  Sanyo Denki                                      143,034
    6,000  Secom                                            383,243
   13,000  Sumitomo Bank Ltd.                               148,350
   23,000  Sumitomo Electric Industries                     313,548
   41,000  Sumitomo Trust & Banking                         212,897
   16,000  The Bank of
             Tokyo-Mitsubishi, Ltd.                         220,571
   16,000  Tostem Corporation                               171,556
   20,000  Toyo Corporation                                 125,603
   16,000  Ube-Nitto Kasei Company Ltd.                      52,692
    9,000  World Company, Ltd.                              199,893
   41,000  Yamato Kogyo Company, Ltd.                       246,496
                                                        -----------
                                                          9,838,531
                                                        -----------
     Mexico -- 0.9%
   20,300  ALFA, SA de CV                                   137,589
    7,200  Desc SA de CV,
             Series C, ADR                                  270,000
                                                        -----------
                                                            407,589
                                                        -----------
     Netherlands -- 5.3%
   23,000  ABN AMRO Holdings                                448,056
    3,000  Akzo Nobel                                       517,249
    7,600  ASM Lithography Holdings NV                      498,508
    6,000  Gucci Group                                      241,462
   11,000  ING Groep                                        463,295
    6,000  Philips Electronics NV                           359,825
                                                        -----------
                                                          2,528,395
                                                        -----------
     Portugal -- 1.0%
    4,500  Telecel-Comunicacaoes
             Pessoais, SA+                                  479,462
                                                        -----------
     Russia -- 0.3%
   25,000  Trade House GUM, ADR                             138,750
                                                        -----------
     Slovakia -- 0.1%
    2,000  Slovnaft AS, GDR                                  53,340
                                                        -----------
     Spain -- 2.2%
   16,500  Banco Santander SA                               551,263
   16,700  Telefonica de Espana SA                          476,830
                                                        -----------
                                                          1,028,093
                                                        -----------
     Sweden -- 4.8%
   11,500  Autoliv AB                                       374,407
   11,000  Ericsson (L.M.) Telephone
             Company, Class B                               413,544
  105,000  Nordbanken Holding AB+                           593,773
   13,500  Ortivus AB                                       450,572
   24,000  Pricer AB+                                       444,338
                                                        -----------
                                                          2,276,634
                                                        -----------
     Switzerland -- 8.0%
      600  Clariant AG                                      500,958
      210  Disetronic Holding AG                            459,896
      500  Novartis AG                                      810,977
       70  Roche Holdings AG                                694,874
      500  Schweiz Bankgesellschaft                         722,694
    1,250  Zurich
             Versicherungs-Gesellschaft                     595,401
                                                        -----------
                                                          3,784,800
                                                        -----------
     United Kingdom -- 21.6%
  100,000  BBA Group Plc                                    666,855
   60,000  British Airways Plc                              551,880
   60,000  Compass Group Plc                                738,140
   38,000  Diageo Plc                                       347,652
   24,500  Fairey Group Plc                                 207,645
   56,000  Granada Group Plc                                855,414
   25,000  Halifax Plc                                      314,949
   53,000  Laporte Plc                                      583,252
   84,000  Lloyds TSB Group Plc                           1,092,805
    6,000  Northern Rock Plc+                                58,834
   50,000  Ocean Group Plc                                  489,260
   51,000  Pearson Plc                                      662,601
  130,000  Rentokil Initial                                 575,300
   53,000  Royal & Sun Alliance
             Insurance Group Plc                            533,632
   15,600  Scottish Radio Holdings Plc                       96,214
  133,000  Shell Transporation &
             Trading Plc                                    932,792
   48,000  Smithkline Beecham                               494,721
   30,000  Standard Chartered                               320,287
   60,000  Vodafone Group Plc                               433,620
    9,500  Zeneca Group Plc                                 336,503
                                                        -----------
                                                         10,292,356
                                                        -----------
     United States -- 0.1%
    4,000  Vical, Inc.+                                      48,000
                                                        -----------
TOTAL COMMON STOCKS
   (Cost $45,973,572)                                    43,672,445
                                                        -----------
INVESTMENT COMPANY SECURITY -- 0.5%
   (Cost $256,912)
     Russia -- 0.5%
   11,000  Fleming Russia Securities
             Fund+                                          225,500
                                                        -----------
PREFERRED STOCKS -- 3.1%
     Germany -- 3.1%
    8,000  Fresenius Medical Care AG                        431,363
      300  Porsche AG                                       500,292
    1,600  SAP AG                                           523,416
                                                        -----------
                                                          1,455,071
                                                        -----------
TOTAL PREFERRED STOCKS
   (Cost $1,303,591)                                      1,455,071
                                                        -----------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 4.2%
   (Cost $1,998,000)
 $1,998,000   Agreement with State
                 Street Bank and Trust Company,
                 6.000% dated 12/31/1997,
                 to be repurchased at
                 $1,998,666 on 01/02/1998,
                 collateralized by $2,025,000
                 U.S. Treasury Note,
                 5.25% maturing 01/31/2001
                 (value $2,040,724)                       1,998,000
                                                        -----------
TOTAL INVESTMENTS
   (Cost $49,532,075*)                       99.6%       47,351,016
OTHER ASSETS AND
   LIABILITIES (Net)                          0.4           207,971
                                            -----       -----------
NET ASSETS                                  100.0%      $47,558,987
                                            =====       ===========


--------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                         See Notes to Financial Statements.
Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)



                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                  Forward Foreign Currency Contracts to Buy

                                    Contracts to Receive
                       ------------------------------------------------
                                                                                            Unrealized
                                                                       In Exchange        Depreciation
Expiration Date            Local Currency            Value in U.S.$    for U.S.$           of Contract
---------------            --------------            --------------    ---------           -----------
    01/05/1998      Italian Lira    803,318,500         454,109          461,943              $(7,834)
                                                      Net Unrealized Depreciation of Forward
                                                        Foreign Currency Contracts            $(7,834)
                                                                                              =======

                         See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)
                       (Continued)

At December 31, 1997 sector diversification of the Munder Framlington International Growth Fund was as follows:
                                    % of
                                  Net Assets      Value
                                  ----------      -----
COMMON STOCKS:
Banking & Financial Services..       15.4%    $ 7,315,463
Drugs & Health Care...........        8.3       3,962,674
Electronics...................        7.5       3,573,207
Telecommunications............        5.9       2,804,353
Machinery.....................        5.3       2,500,963
Insurance.....................        4.9       2,325,495
Chemicals.....................        4.6       2,186,050
Entertainment.................        4.2       1,999,926
Electric & Electrical
  Equipment...................        3.7       1,777,622
Food & Beverage...............        3.4       1,603,821
Apparel & Textiles............        3.0       1,449,117
Building & Building
  Materials...................        2.8       1,323,536
Oil & Gas.....................        2.5       1,198,018
Printing & Publishing.........        2.5       1,175,104
Transportation................        2.2       1,041,140
Retail........................        2.1       1,018,753
Household Appliances &
  Home Furnishings............        1.8         870,829
Computers.....................        1.7         814,260
Business Services.............        1.6         762,525
Conglomerates.................        1.4         658,460
Broadcasting & Advertising....        1.2         588,920
Forest Paper & Products.......        1.0         462,511
Automotive....................        0.9         448,390
Diversified Industrial........        0.9         436,607
Pharmeceuticals & Medical
  Supplies....................        0.7         313,088
Utilities.....................        0.6         296,960
Photography...................        0.5         232,825
Manufacturing.................        0.4         167,496
Miscellaneous.................        0.8         364,332
                                    -----     -----------
TOTAL COMMON
  STOCKS......................       91.8      43,672,445
REPURCHASE
  AGREEMENT ..................        4.2       1,998,000
TOTAL PREFERRED
  STOCKS......................        3.1       1,455,071
INVESTMENT COMPANY
  SECURITY....................        0.5         225,500
                                    -----     -----------
TOTAL INVESTMENTS.............       99.6      47,351,016
OTHER ASSETS AND
  LIABILITIES (Net)...........        0.4         207,971
                                    -----     -----------
NET ASSETS....................      100.0%    $47,558,987
                                    =====     ===========

                          [ This Page Intentionally Left Blank ]
The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)

                                         EQUITY FUNDS
                                         ---------------------------------------------------------------------------------
                                         Munder                      Munder        Munder        Munder        Munder
                                         Accelerating  Munder        Growth &      International Micro-Cap     Mid-Cap
                                         Growth        Balanced      Income        Equity        Equity        Growth
                                         Fund          Fund          Fund          Fund          Fund          Fund
                                         ------------  -----------   ------------  ------------- -----------   -----------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ......................   $137,408,920  $69,385,010   $219,204,060  $190,577,309  $29,954,615   $36,820,784
    Repurchase Agreements  ...........     48,088,000   11,859,000     13,788,000       491,000    1,228,000     2,326,000
                                         ------------  -----------   ------------  ------------  -----------   -----------
Total Investments  ...................    185,496,920   81,244,010    232,992,060   191,068,309   31,182,615    39,146,784
Cash  ................................            251       --                894        --           --               166
Interest receivable  .................          8,570      497,985        116,018            82          205           388
Dividends receivable  ................        108,443       33,081        608,055     1,082,567       --            33,548
Receivable for investment securities
  sold  ..............................         --           14,278      1,890,012        35,106      507,233       467,191
Receivable for Fund shares sold  .....        109,236       82,112        139,443        --          198,965         1,624
Receivable from investment advisor  ..         --           --             --            --           39,334         6,481
Unamortized organization costs  ......         --            1,743          2,119        31,225       --            33,038
Prepaid expenses  ....................         36,395       20,924         30,182        --           44,200        28,116
                                         ------------  -----------   ------------  ------------  -----------   -----------
        Total Assets  ................    185,759,815   81,894,133    235,778,783   192,217,289   31,972,552    39,717,336
                                         ------------  -----------   ------------  ------------  -----------   -----------
LIABILITIES:
Due to custodian  ....................         --            9,736         --           545,700       36,492        --
Unrealized depreciation of forward
  foreign exchange contracts  ........         --           --             --            --           --            --
Payable for Fund shares redeemed  ....      1,177,273    1,146,807        108,139        53,572       95,902         2,500
Payable for investment securities
  purchased  .........................         --           --          2,911,680         6,540      848,682        --
Investment advisory fee payable  .....        120,305       44,560        151,042       124,374       24,536        25,135
Administration fee payable  ..........         17,483        7,458         21,927        18,069        2,659         3,695
Shareholder servicing fees payable  ..         15,744        6,189         42,848        20,837          329           245
Distribution fees payable  ...........          2,980          253          2,397        33,797       11,189           486
Transfer agent fee payable  ..........          1,589          480          2,628        --               44           192
Custodian fees payable  ..............         30,024       21,524         31,962        88,939       14,941         9,717
Accrued Trustees'/Directors' fees and
  expenses  ..........................            160          114            410           125          167           133
Accrued expenses and other payables  .         65,710       26,420         39,990       174,461        4,489         3,875
                                         ------------  -----------   ------------  ------------  -----------   -----------
          Total Liabilities  .........      1,431,268    1,263,541      3,313,023     1,066,414    1,039,430        45,978
                                         ------------  -----------   ------------  ------------  -----------   -----------
NET ASSETS  ..........................   $184,328,547  $80,630,592   $232,465,760  $191,150,875  $30,933,122   $39,671,358
                                         ============  ===========   ============  ============  ===========   ===========
Investments, at cost  ................   $157,368,552  $69,837,955   $181,322,084  $170,423,183  $30,457,977   $38,124,882
                                         ============  ===========   ============  ============  ===========   ===========

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                    Munder                         Munder                        Munder                         Munder
     Munder         Real Estate     Munder         Small                         Framlington     Munder         Framlington
     Multi-Season   Equity          Small-Cap      Company        Munder         Emerging        Framlington    International
     Growth         Investment      Value          Growth         Value          Markets         Healthcare     Growth
     Fund           Fund            Fund           Fund           Fund           Fund            Fund           Fund
     ------------    -----------    ------------   ------------   ------------    -----------    -----------    -----------
     $660,401,294    $81,551,574    $129,128,204   $376,090,823   $124,283,256    $41,119,111    $13,736,129    $45,353,016
       12,986,000      7,053,000       9,593,000     45,810,000      6,803,000      3,540,000        262,000      1,998,000
     ------------    -----------    ------------   ------------   ------------    -----------    -----------    -----------
      673,387,294     88,604,574     138,721,204    421,900,823    131,086,256     44,659,111     13,998,129     47,351,016
            1,714            884          --             --                110        658,658          1,364        491,405
            2,164          1,176           1,599          7,635          1,134            590             44            333
          603,148        489,756         104,604         28,699        258,056         93,010            813        111,610
           --             --             611,855      4,379,615              5        524,984         --            151,969
          672,807         74,538         300,062      1,258,611        185,565         63,779         37,869         94,461
           --             --              --             --             --             42,677         44,189         34,476
           24,454         25,518          --             --             32,317          5,627          4,820         23,945
           32,857         17,088          32,634         33,698         20,830         68,086         59,937         85,933
     ------------    -----------    ------------   ------------   ------------    -----------    -----------    -----------
      674,724,438     89,213,534     139,771,958    427,609,081    131,584,273     46,116,522     14,147,165     48,345,148
     ------------    -----------    ------------   ------------   ------------    -----------    -----------    -----------

           --             --              83,663          3,197         --             --             --             --

           --             --              --             --             --             --                 12          7,834
        1,183,475        118,179          --             73,579         --             47,576          4,800          1,963
           --             --             455,000        984,975         --            710,905          3,586        667,037
          432,598         52,551          82,656        250,156         79,449         47,241         11,481         39,869
           60,826          7,716          11,976         36,286         11,673          1,970            597          2,079
           53,531            418          14,641         32,454          2,149          5,867             26            305
          153,613          6,782           3,614         15,951          2,259            504          6,549            760
            8,000          1,118           1,605          4,764          1,478          2,834          3,024          2,286
           67,662         11,870          16,148         51,135         17,773         72,849          7,986         57,784
            1,638            255             500          1,117            384            256             63            188
          142,372          9,630           4,817         78,002         10,762          7,306            867          6,056
     ------------    -----------    ------------   ------------   ------------    -----------    -----------    -----------
        2,103,715        208,519         674,620      1,531,616        125,927        897,308         38,991        786,161
     ------------    -----------    ------------   ------------   ------------    -----------    -----------    -----------
     $672,620,723    $89,005,015    $139,097,338   $426,077,465   $131,458,346    $45,219,214    $14,108,174    $47,558,987
     ============    ===========    ============   ============   ============    ===========    ===========    ===========
     $476,206,257    $71,561,817    $121,377,795   $374,311,993   $113,801,833    $49,580,167    $13,502,870    $49,532,075
     ============    ===========    ============   ============   ============    ===========    ===========    ===========

See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)
     (Continued)

                                  EQUITY FUNDS
                                  ----------------------------------------------------------------------------------------------
                                  Munder                           Munder          Munder          Munder           Munder
                                  Accelerating    Munder           Growth &        International   Micro-Cap        Mid-Cap
                                  Growth          Balanced         Income          Equity          Equity           Growth
                                  Fund            Fund             Fund            Fund            Fund             Fund
                                  ------------    ------------    ------------    ------------    ------------     ------------
NET ASSETS consist of:
Undistributed net investment
  income/(loss) ...............   $    108,889    $     30,063    $     88,529    $    120,601    $    (83,456)    $    (64,477)
Accumulated net realized
  gain/(loss) on investments
  sold, forward foreign
  exchange contracts, futures
  contracts and currency
  transactions ................     10,544,657       1,663,631      14,823,849          76,970          38,648       (2,878,215)
Net unrealized
  appreciation/(depreciation)
  of investments, futures
  contracts, foreign currency
  and net other assets ........     28,128,368      11,406,055      51,669,976      20,630,034         724,638        1,021,902
Par value .....................         16,162           6,316          15,870          14,423          18,609           37,724
Paid-in capital in excess of
  par value ...................    145,530,471      67,524,527     165,867,536     170,308,847      30,234,683       41,554,425
                                  ------------    ------------    ------------    ------------    ------------     ------------
                                  $184,328,547    $ 80,630,592    $232,465,760    $191,150,875    $ 30,933,122     $ 39,671,358
                                  ============    ============    ============    ============    ============     ============
NET ASSETS:
Class A Shares ................   $  8,852,525    $    483,601    $  5,898,530    $  6,863,070    $  5,323,757     $     95,324
                                  ============    ============    ============    ============    ============     ============
Class B Shares ................   $    787,703    $    369,190    $    879,610    $  1,022,851    $  8,103,470     $    468,103
                                  ============    ============    ============    ============    ============     ============
Class C Shares ................   $    187,409    $     86,240    $  1,538,065    $  2,091,228    $  4,249,261     $     91,718
                                  ============    ============    ============    ============    ============     ============
Class K Shares ................   $ 67,888,180    $ 29,787,962    $194,534,611    $ 93,297,847    $  1,935,587     $  1,098,288
                                  ============    ============    ============    ============    ============     ============
Class Y Shares ................   $106,612,730    $ 49,903,599    $ 29,614,944    $ 87,875,879    $ 11,321,047     $ 37,917,925
                                  ============    ============    ============    ============    ============     ============
SHARES OUTSTANDING:
Class A Shares ................        783,609          37,889         403,142         519,081         319,700            9,109
                                  ============    ============    ============    ============    ============     ============
Class B Shares ................         72,656          29,027          60,336          78,383         489,642           45,433
                                  ============    ============    ============    ============    ============     ============
Class C Shares ................         17,028           6,772         105,644         158,998         256,605            8,922
                                  ============    ============    ============    ============    ============     ============
Class K Shares ................      6,002,742       2,331,779      13,279,701       7,054,691         116,262          105,044
                                  ============    ============    ============    ============    ============     ============
Class Y Shares ................      9,286,349       3,910,483       2,021,407       6,612,288         678,673        3,603,920
                                  ============    ============    ============    ============    ============     ============
CLASS A SHARES:
Net asset value and redemption
  price per share .............   $      11.30    $      12.76    $      14.63    $      13.22    $      16.65     $      10.46
                                  ============    ============    ============    ============    ============     ============
Maximum sales charge ..........           5.50%           5.50%           5.50%           5.50%           5.50%            5.50%
Maximum offering price per
  share .......................   $      11.96    $      13.50    $      15.48    $      13.99    $      17.62     $      11.07
                                  ============    ============    ============    ============    ============     ============
CLASS B SHARES:
Net asset value and offering
  price per share* ............   $      10.84    $      12.72    $      14.58    $      13.05    $      16.55     $      10.30
                                  ============    ============    ============    ============    ============     ============
CLASS C SHARES:
Net asset value and offering
  price per share* ............   $      11.01    $      12.73    $      14.56    $      13.15    $      16.56     $      10.28
                                  ============    ============    ============    ============    ============     ============
CLASS K SHARES:
Net asset value, offering price
  and redemption price per
  share .......................   $      11.31    $      12.77    $      14.65    $      13.22    $      16.65     $      10.46
                                  ============    ============    ============    ============    ============     ============
CLASS Y SHARES:
Net asset value, offering price
  and redemption price per
  share .......................   $      11.48    $      12.76    $      14.65    $      13.29    $      16.68     $      10.52
                                  ============    ============    ============    ============    ============     ============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").
See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
                Munder                          Munder                           Munder                            Munder
Munder          Real Estate     Munder          Small                            Framlington      Munder           Framlington
Multi-Season    Equity          Small-Cap       Company          Munder          Emerging         Framlington      International
Growth          Investment      Value           Growth           Value           Markets          Healthcare       Growth
Fund            Fund            Fund            Fund             Fund            Fund             Fund             Fund
-------------   -------------   -------------   -------------    -------------   -------------    -------------    -------------
$      68,337   $     163,157   $      97,948   $  (1,019,615)   $      17,732   $    (113,089)   $     (72,440)   $    (186,027)

   19,239,987         652,728       1,814,957      34,890,316        3,759,734      (3,258,888)         173,463         (241,635)

  197,181,037      17,042,757      17,343,409      47,588,830       17,284,423      (4,919,981)         495,224       (2,195,451)
      351,739          55,006         100,836         208,428           88,872          41,231           12,166           46,820
  455,779,623      71,091,367     119,740,188     344,409,506      110,307,585      53,469,941       13,499,761       50,135,280
-------------   -------------   -------------   -------------    -------------   -------------    -------------    -------------
$ 672,620,723   $  89,005,015   $ 139,097,338   $ 426,077,465    $ 131,458,346   $  45,219,214    $  14,108,174    $  47,558,987
=============   =============   =============   =============    =============   =============    =============    =============

$  19,970,627   $   2,414,649   $   2,396,570   $  32,884,439    $   2,475,131   $     882,937    $   2,427,406    $   1,167,688
=============   =============   =============   =============    =============   =============    =============    =============
$  92,316,843   $   6,790,804   $   1,261,589   $  11,029,413    $   1,431,493   $     381,609    $   4,020,460    $     183,141
=============   =============   =============   =============    =============   =============    =============    =============
$  10,887,401   $   1,228,762   $     842,791   $   4,605,224    $     752,426   $      33,141    $   2,315,215    $      67,306
=============   =============   =============   =============    =============   =============    =============    =============
$ 255,542,859   $   2,058,559   $  72,443,084   $ 159,508,107    $  11,766,804   $  29,243,207    $     126,703    $   1,867,288
=============   =============   =============   =============    =============   =============    =============    =============
$ 293,902,993   $  76,512,241   $  62,153,304   $ 218,050,282    $ 115,032,492   $  14,678,320    $   5,218,390    $  44,273,564
=============   =============   =============   =============    =============   =============    =============    =============

    1,042,953         149,339         173,766       1,617,512          167,548          80,533          208,693          115,055
=============   =============   =============   =============    =============   =============    =============    =============
    4,975,982         419,882          91,694         563,129           97,351          34,885          348,076           18,115
=============   =============   =============   =============    =============   =============    =============    =============
      586,279          75,758          61,281         231,489           51,209           3,029          200,437            6,643
=============   =============   =============   =============    =============   =============    =============    =============
   13,359,204         127,281       5,252,177       7,847,490          796,650       2,667,485           10,907          183,964
=============   =============   =============   =============    =============   =============    =============    =============
   15,209,481       4,728,377       4,504,719      10,583,185        7,774,437       1,337,217          448,464        4,358,243
=============   =============   =============   =============    =============   =============    =============    =============

$       19.15   $       16.17   $       13.79   $       20.33    $       14.77   $       10.96    $       11.63    $       10.15
=============   =============   =============   =============    =============   =============    =============    =============
         5.50%           5.50%           5.50%           5.50%            5.50%           5.50%            5.50%            5.50%
$       20.26   $       17.11   $       14.59   $       21.51    $       15.63   $       11.60    $       12.31    $       10.74
=============   =============   =============   =============    =============   =============    =============    =============

$       18.55   $       16.17   $       13.76   $       19.59    $       14.70   $       10.94    $       11.55    $       10.11
=============   =============   =============   =============    =============   =============    =============    =============

$       18.57   $       16.22   $       13.75   $       19.89    $       14.69   $       10.94    $       11.55    $       10.13
=============   =============   =============   =============    =============   =============    =============    =============

$       19.13   $       16.17   $       13.79   $       20.33    $       14.77   $       10.96    $       11.62    $       10.15
=============   =============   =============   =============    =============   =============    =============    =============

$       19.32   $       16.18   $       13.80   $       20.60    $       14.80   $       10.98    $       11.64    $       10.16
=============   =============   =============   =============    =============   =============    =============    =============

See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Period Ended December 31, 1997 (Unaudited)

                                  EQUITY FUNDS
                                  -------------------------------------------------------------------------------------------
                                  Munder                         Munder          Munder          Munder          Munder
                                  Accelerating    Munder         Growth &        International   Micro-Cap       Mid-Cap
                                  Growth          Balanced       Income          Equity          Equity          Growth
                                  Fund            Fund           Fund            Fund            Fund            Fund
                                  ------------    ------------   ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Interest ......................   $    943,073    $  1,282,954   $    529,266    $    106,348    $     47,023    $     70,187
Dividends (a) .................        553,279         174,983      3,358,549       1,819,234          16,131          74,585
                                  ------------    ------------   ------------    ------------    ------------    ------------
      Total investment income .      1,496,352       1,457,937      3,887,815       1,925,582          63,154         144,772
                                  ------------    ------------   ------------    ------------    ------------    ------------
EXPENSES:
Distribution and shareholder
 servicing fees:
  Class A Shares ..............         12,226             525          5,993           8,476           3,661             131
  Class B Shares ..............          2,745           1,248          3,862           5,825          19,000           1,600
  Class C Shares ..............          1,017             411          2,771          13,020          11,614             515
Shareholder servicing fees:
  Class K Shares ..............        111,476          23,342        272,928         145,468           1,241           1,508
Investment advisory fee .......        833,035         261,252        951,385         838,209          87,791         146,955
Administration fee ............        119,855          43,371        136,883         120,599           9,473          21,429
Transfer agent fee ............         21,551           7,865         24,889          21,890           1,710           3,861
Custodian fees ................         32,642          22,162         35,325          85,950          14,509           9,933
Legal and audit fees ..........          9,765           3,457         10,464           9,076             857           1,973
Trustees'/Directors' fees and
  expenses ....................          3,264           1,185          3,741           3,283             265             591
Amortization of organization
  costs .......................           --             1,734            919            --              --             6,394
Registration and filing fees ..         19,233          15,758         15,922          16,913          34,276          17,834
Other .........................         16,199          29,170         26,279          34,526           1,547             858
                                  ------------    ------------   ------------    ------------    ------------    ------------
      Total Expenses ..........      1,183,008         411,480      1,491,361       1,303,235         185,944         213,582
Fees waived and/or expenses
  reimbursed by investment
  advisor .....................           --              --             --              --           (39,334)         (6,481)
                                  ------------    ------------   ------------    ------------    ------------    ------------
      Net Expenses ............      1,183,008         411,480      1,491,361       1,303,235         146,610         207,101
                                  ------------    ------------   ------------    ------------    ------------    ------------
NET INVESTMENT INCOME/(LOSS) ..        313,344       1,046,457      2,396,454         622,347         (83,456)        (62,329)
                                  ------------    ------------   ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions .......     42,305,627       5,283,129     33,484,865      11,539,832       1,193,560      (1,602,073)
  Forward foreign exchange
    contracts .................           --              --             --            54,505            --              --
  Futures contracts ...........        184,528            --             --              --              --              --
  Foreign currency transactions           --              --             --           (18,157)           --              --
Net change in unrealized
  appreciation/(depreciation)
  of:
    Securities ................    (25,265,235)        387,076     (1,873,936)    (32,037,018)        206,472       1,080,185
    Forward foreign exchange
      contracts ...............           --              --             --              --              --              --
    Foreign currency and net
      other assets ............           --              --             --           (49,428)           --              --
                                  ------------    ------------   ------------    ------------    ------------    ------------
Net realized and unrealized
  gain/(loss) on investments ..     17,224,920       5,670,205     31,610,929     (20,510,266)      1,400,032        (521,888)
                                  ------------    ------------   ------------    ------------    ------------    ------------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..................   $ 17,538,264    $  6,716,662   $ 34,007,383    $(19,887,919)   $  1,316,576    $   (584,217)
                                  ============    ============   ============    ============    ============    ============

---------
(a) Net of foreign withholding taxes of $4,944, $176, $6,124, $142,326, $567, $4,780, $43, and $20,763 for Munder Accelerating Growth
    Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder International Equity Fund, Munder Mid-Cap Growth Fund, Munder Framlington Emerging Markets Fund, Munder Healthcare Fund and Munder Framlington International Growth Fund, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
                Munder                        Munder                         Munder                          Munder
Munder          Real Estate    Munder         Small                          Framlington     Munder          Framlington
Multi-Season    Equity         Small-Cap      Company         Munder         Emerging        Framlington     International
Growth          Investment     Value          Growth          Value          Markets         Healthcare      Growth
Fund            Fund           Fund           Fund            Fund           Fund            Fund            Fund
------------    ------------   ------------   ------------    ------------   ------------    ------------    -------------
$  1,152,079    $    104,132   $    301,707   $    859,209    $    185,039   $    226,047    $     20,364    $     81,976
   2,784,974       2,110,593        824,254        310,935         923,143        137,518           3,381         148,044
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------
   3,937,053       2,214,725      1,125,961      1,170,144       1,108,182        363,565          23,745         230,020
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------

      23,975           2,486          2,184         27,302           2,661            826           2,215           1,486
     451,030          28,760          3,765         44,583           6,421          1,899          13,137             911
      51,208           3,776          2,316         21,460           3,365            128           6,052             573

     315,130           2,319         83,463        210,867          11,405         32,327             159           1,702
   2,866,503         268,881        427,747      1,457,302         433,621        246,918          51,664         212,764
     322,207          39,209         61,543        209,673          63,231         10,117           2,646          10,897
      58,164           7,300         11,429         38,299          11,627         21,141          20,406          21,286
      75,689          12,769         17,598         56,012          19,256         63,114           7,809          49,871
      24,637           3,297          4,916         16,062           5,123          2,061             362           3,373
       8,832           1,078          1,700          5,757           1,739            594             155             634
      24,865           7,500           --             --             6,317            709             607           3,018
      23,987          17,428         37,400         34,163          21,919         39,351          34,306          36,783
     118,201          23,643         21,649         68,279          23,174            771             856             728
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------
   4,364,428         418,446        675,710      2,189,759         609,859        419,956         140,374         344,026

    (627,047)           --             --             --              --          (42,677)        (44,189)        (34,476)
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------
   3,737,381         418,446        675,710      2,189,759         609,859        377,279          96,185         309,550
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------
     199,672       1,796,279        450,251     (1,019,615)        498,323        (13,714)        (72,440)        (79,530)
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------

  24,431,703         928,576      7,077,576     67,881,060       7,902,619     (2,045,427)        246,823          34,168
        --              --             --             --              --         (229,574)         (4,250)       (166,214)
        --              --             --          308,637            --             --              --              --
        --              --             --             --              --         (106,118)           (718)        (46,824)

  39,940,770       7,686,595     10,561,094    (17,225,456)      6,001,537     (5,933,973)        193,016      (4,877,964)
        --              --             --             --              --           (6,325)            (12)         (6,506)
        --              --             --             --              --            4,755             (19)         (8,381)
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------
  64,372,473       8,615,171     17,638,670     50,964,241      13,904,156     (8,316,662)        434,840      (5,071,721)
------------    ------------   ------------   ------------    ------------   ------------    ------------    ------------

$ 64,572,145    $ 10,411,450   $ 18,088,921   $ 49,944,626    $ 14,402,479   $ (8,330,376)   $    362,400    $ (5,151,251)
============    ============   ============   ============    ============   ============    ============    ============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1997
(Unaudited)

                                     EQUITY FUNDS
                                     ---------------------------------------------------------------------------------------
                                     Munder                        Munder         Munder         Munder         Munder
                                     Accelerating   Munder         Growth &       International  Micro-Cap      Mid-Cap
                                     Growth         Balanced       Income         Equity         Equity         Growth
                                     Fund           Fund           Fund           Fund           Fund           Fund
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net investment income/(loss) ......  $    313,344   $  1,046,457   $  2,396,454   $    622,347   $    (83,456)  $    (62,329)
Net realized gain/(loss) on
  investments sold, forward foreign
  exchange contracts, futures
  contracts and foreign currency
  transactions during the period ..    42,490,155      5,283,129     33,484,865     11,576,180      1,193,560     (1,602,073)
Net change in unrealized
  appreciation/(depreciation)
  of investments, forward foreign
  exchange contracts, futures
  contracts, foreign currency and
  net other assets during the
  period ..........................   (25,265,235)       387,076     (1,873,936)   (32,086,446)       206,472      1,080,185
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) in net
  assets resulting from operations     17,538,264      6,716,662     34,007,383    (19,887,919)     1,316,576       (584,217)
Dividends to shareholders from net
  investment income:
    Class A Shares ................        (3,682)        (4,648)       (43,979)       (29,856)          --             --
    Class B Shares ................          --           (2,349)        (4,653)        (3,227)          --             --
    Class C Shares ................          --             (675)        (2,444)        (6,407)          --             --
    Class K Shares ................       (57,870)      (271,062)    (2,076,265)      (513,541)          --             --
    Class Y Shares ................      (142,903)      (752,335)      (311,917)      (514,644)          --             --
Distributions to shareholders in
  excess of net investment income:
    Class A Shares ................          --             --             --             --             --             --
    Class B Shares ................          --             --             --             --             --             --
    Class C Shares ................          --             --             --             --             --             --
    Class K Shares ................          --             --             --             --             --             --
    Class Y Shares ................          --             --             --             --             --           (2,148)

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                Munder                          Munder                          Munder                          Munder
Munder          Real Estate     Munder          Small                           Framlington     Munder          Framlington
Multi-Season    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
Growth          Investment      Value           Growth          Value           Markets         Healthcare      Growth
Fund            Fund            Fund            Fund            Fund            Fund            Fund            Fund
------------    ------------    ------------    ------------    ------------    ------------    ------------    -------------
$    199,672    $  1,796,279    $    450,251    $ (1,019,615)   $    498,323    $    (13,714)   $    (72,440)   $    (79,530)

  24,431,703         928,576       7,077,576      68,189,697       7,902,619      (2,381,119)        241,855        (178,870)

  39,940,770       7,686,595      10,561,094     (17,225,456)      6,001,537      (5,935,543)        192,985      (4,892,851)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  64,572,145      10,411,450      18,088,921      49,944,626      14,402,479      (8,330,376)        362,400      (5,151,251)

     (12,066)        (43,178)         (5,131)           --            (6,538)         (1,252)           --            (2,066)
        --          (103,395)           --              --              (743)            (61)           --              --
        --           (14,343)           --              --              (382)             (4)           --              --
    (162,310)        (39,898)       (174,722)           --           (29,753)        (60,001)           --            (2,557)
    (367,939)     (1,432,308)       (189,849)           --          (483,903)        (38,680)           --          (109,695)

        --              --              --              --             --              --               --              --
        --              --              --              --             --              --               --              --
        --              --              --              --             --              --               --              --
        --              --              --              --             --              --               --              --
        --              --              --              --             --              --               --              --

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1997
(Unaudited)
(Continued)

                                EQUITY FUNDS
                                ---------------------------------------------------------------------------------------------
                                Munder                          Munder          Munder          Munder          Munder
                                Accelerating    Munder          Growth &        International   Micro-Cap       Mid-Cap
                                Growth          Balanced        Income          Equity          Equity          Growth
                                Fund            Fund            Fund            Fund            Fund            Fund
                                -------------   -------------   -------------   -------------   -------------   -------------
Distributions to shareholders
 from net realized gains:
    Class A Shares ...........     (1,509,306)        (34,028)       (709,636)       (421,143)       (200,426)         (2,102)
    Class B Shares ...........       (102,109)        (27,885)       (130,526)        (73,900)       (284,505)        (11,434)
    Class C Shares ...........        (53,814)         (7,200)        (71,978)       (146,699)       (166,726)         (2,070)
    Class K Shares ...........    (23,723,055)     (2,572,553)    (33,747,171)     (7,243,743)        (55,740)        (29,408)
    Class Y Shares ...........    (28,991,871)     (4,287,718)     (4,561,542)     (6,435,614)       (388,128)       (922,005)
Net increase/(decrease) in net
  assets from Fund share
  transactions:
    Class A Shares ...........      2,895,246         106,266       2,359,217       1,196,216       5,349,352          29,099
    Class B Shares ...........        261,296         180,891         274,670          64,612       7,915,837         399,990
    Class C Shares ...........        (54,471)         14,912         720,471          87,465       4,393,510         (24,431)
    Class K Shares ...........     (1,189,629)     25,156,531     (11,123,451)    (23,799,149)      1,690,201          18,988
    Class Y Shares ...........    (29,357,553)    (21,140,417)        729,452      (4,665,942)      8,148,001      15,949,446
                                -------------   -------------   -------------   -------------   -------------   -------------
Net increase/(decrease) in net
  assets .....................    (64,491,457)      3,074,392     (14,692,369)    (62,393,491)     27,717,952      14,819,708
NET ASSETS:
Beginning of period ..........    248,820,004      77,556,200     247,158,129     253,544,366       3,215,170      24,851,650
                                -------------   -------------   -------------   -------------   -------------   -------------
End of period ................  $ 184,328,547   $  80,630,592   $ 232,465,760   $ 191,150,875   $  30,933,122   $  39,671,358
                                =============   =============   =============   =============   =============   =============
Undistributed net investment
  income/ (loss) .............  $     108,889   $      30,063   $      88,529   $     120,601   $     (83,456)  $     (64,477)
                                =============   =============   =============   =============   =============   =============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                Munder                          Munder                          Munder                          Munder
Munder          Real Estate     Munder          Small                           Framlington     Munder          Framlington
Multi-Season    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
Growth          Investment      Value           Growth          Value           Markets         Healthcare      Growth
Fund            Fund            Fund            Fund            Fund            Fund            Fund            Fund
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
     (911,264)        (20,080)        (98,857)     (2,406,705)       (155,490)        (14,951)           --            (3,881)
   (4,381,716)        (57,106)        (46,471)     (1,802,078)       (102,547)         (9,632)           --              (645)
     (510,812)         (9,143)        (31,704)       (739,949)        (52,647)           (635)           --              (236)
  (12,258,369)        (17,626)     (3,173,416)    (29,901,527)       (709,652)       (716,289)           --            (4,804)
  (13,781,279)       (626,049)     (2,414,775)    (37,145,834)     (8,345,671)       (352,563)           --          (153,573)

    2,212,387         766,483       1,069,240      17,268,635         800,993         445,347       1,693,933         194,744
    2,391,342       1,550,251         834,102       6,206,860         456,907         335,733       2,929,055          76,474
    1,083,194         606,406         628,434       2,584,343         205,421          14,591       2,135,954          22,222
    3,409,212         370,430      13,712,486      15,473,320       3,342,881      31,140,354            --           914,184
  107,170,044      21,407,082      40,125,639      81,406,557      31,144,228      12,873,955       2,890,773      25,567,253
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
  148,452,569      32,748,976      68,323,897     100,888,248      40,465,583      35,285,536      10,012,115      21,346,169

  524,168,154      56,256,039      70,773,441     325,189,217      90,992,763       9,933,678       4,096,059      26,212,818
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$ 672,620,723   $  89,005,015   $ 139,097,338   $ 426,077,465   $ 131,458,346   $  45,219,214   $  14,108,174   $  47,558,987
=============   =============   =============   =============   =============   =============   =============   =============
$      68,337   $     163,157   $      97,948   $  (1,019,615)  $      17,732   $    (113,089)  $     (72,440)  $    (186,027)
=============   =============   =============   =============   =============   =============   =============   =============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997


                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------
                                 Munder                        Munder         Munder         Munder         Munder
                                 Accelerating   Munder         Growth &       International  Micro-Cap      Mid-Cap
                                 Growth         Balanced       Income         Equity         Equity         Growth
                                 Fund           Fund           Fund           Fund           Fund(a)        Fund
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net investment income/(loss) ..  $   (444,787)  $  1,731,687   $  5,067,420   $  2,471,250   $     (4,883)  $    (92,185)
Net realized gain/(loss) on
  investments sold, forward
  foreign exchange
  contracts,futures contracts
  and foreign currency
  transactions during the
  period ......................    25,529,024      4,253,299     27,808,188      6,149,347        (59,387)      (224,362)
Net change in unrealized
  appreciation/ (depreciation)
  of investments, forward
  foreign exchange contracts,
  futures contracts, foreign
  currency and net other assets
  during the period ...........   (15,381,711)     3,076,915     22,254,173     31,230,328        518,166        372,632
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets
  resulting from operations ...     9,702,526      9,061,901     55,129,781     39,850,925        453,896         56,085
Dividends to shareholders from
  net investment income:
    Class A Shares ............          --           (8,318)       (52,808)       (78,899)          --             --
    Class B Shares ............          --           (2,044)        (6,488)        (4,180)          --             --
    Class C Shares ............          --             (697)        (4,089)        (9,762)          --             --
    Class K Shares ............          --         (101,038)    (4,357,460)    (1,698,687)          --             --
    Class Y Shares ............          --       (1,551,696)      (605,671)    (1,711,723)          --             --
Distributions to shareholders
  in excess of net investment
  income:
    Class A Shares ............          --             --             --             --             --             --
    Class B Shares ............          --             --             --             --             --             --
    Class C Shares ............          --             --             --             --             --             --
    Class K Shares ............          --             --             --             --             --             --
    Class Y Shares ............          --             --             --             --             --             --

----------------
(a) The Munder Micro-Cap Equity Fund and Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced operations on December 31, 1996.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                Munder                          Munder                          Munder                          Munder
Munder          Real Estate     Munder          Small                           Framlington     Munder          Framlington
Multi-Season    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
Growth          Investment      Value           Growth          Value           Markets         Healthcare      Growth
Fund            Fund            Fund(a)         Fund            Fund            Fund(b)         Fund(b)         Fund(b)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$     802,123   $   1,386,760   $     254,012   $  (1,286,136)  $     497,561   $      26,325   $      (9,612)  $      89,292

   31,693,197         524,593         502,604      46,948,801       5,806,480         207,419         (66,987)         15,908

   75,394,082       7,273,750       6,782,315       6,246,976      10,966,351       1,015,562         302,239       2,697,402
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

  107,889,402       9,185,103       7,538,931      51,909,641      17,270,392       1,249,306         225,640       2,802,602

         --           (26,568)         (3,816)           --            (6,002)         (1,011)           --              --
         --           (89,023)           (712)           --              --              (240)           --              --
         --            (6,949)           (478)           --              --                (9)           --              --
     (154,709)        (15,055)       (165,622)           --           (24,802)         (6,926)           --              --
     (342,031)     (1,309,637)        (65,985)           --          (494,602)        (11,088)           --              --

         --              (267)           --              --              --              --              --              --
         --            (1,176)           --              --              --              --              --              --
         --               (78)           --              --              --              --              --              --
         --              (148)           --              --              --              --              --              --
         --           (13,330)           --              --              --              --              --              --

See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
(Continued)

                                EQUITY FUNDS
                                --------------------------------------------------------------------------------------------
                                Munder                          Munder          Munder          Munder         Munder
                                Accelerating    Munder          Growth &        International   Micro-Cap      Mid-Cap
                                Growth          Balanced        Income          Equity          Equity         Growth
                                Fund            Fund            Fund            Fund            Fund(a)        Fund
                                -------------   -------------   -------------   -------------   -------------  -------------
Distributions to shareholders
  from net realized gains:
    Class A Shares............       (522,917)        (20,784)       (134,569)       (546,957)           --          (24,793)
    Class B Shares............        (31,285)         (5,581)        (18,909)       (107,481)           --           (6,562)
    Class C Shares............        (20,795)         (1,603)         (5,330)       (185,029)           --          (10,643)
    Class K Shares............     (9,185,520)       (239,099)    (12,866,517)    (12,841,026)           --          (59,979)
    Class Y Shares............    (16,254,335)     (3,044,683)     (1,632,776)    (10,403,715)           --       (2,549,785)
Distributions to shareholders
  from capital:
    Class A Shares............           --              --              --              --              --             --
    Class B Shares............           --              --              --              --              --             --
    Class C Shares............           --              --              --              --              --             --
    Class K Shares............           --              --              --              --              --             --
    Class Y Shares............           --              --              --              --              --             --
Net increase/(decrease) in net
  assets from Fund share
  transactions:
    Class A Shares............        103,837         (15,751)      2,249,127       1,586,450         162,834       (123,545)
    Class B Shares............        247,942         113,805         350,066         128,920         393,839         56,661
    Class C Shares............        178,689          68,515         609,503         537,498         104,830         67,620
    Class K Shares............    (16,295,182)      4,613,702     (11,139,950)     13,005,712         163,478        731,577
    Class Y Shares............    (24,267,204)      8,881,206       5,304,744      13,224,781       1,936,293      4,537,791
                                -------------   -------------   -------------   -------------   -------------  -------------
Net increase/(decrease) in net
  assets......................    (56,344,244)     17,747,835      32,818,654      40,746,827       3,215,170      2,674,427
NET ASSETS:
Beginning of period...........    305,164,248      59,808,365     214,339,475     212,797,539            --       22,177,223
                                -------------   -------------   -------------   -------------   -------------  -------------
End of period.................  $ 248,820,004   $  77,556,200   $ 247,158,129   $ 253,544,366   $   3,215,170  $  24,851,650
                                =============   =============   =============   =============   =============  =============
Undistributed net investment
  income......................  $        --     $      14,675   $     131,333   $     565,929   $        --    $        --
                                =============   =============   =============   =============   =============  =============

----------------
(a) The Munder Micro-Cap Equity Fund and Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced operations on December 31, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
                Munder                         Munder                          Munder                        Munder
Munder          Real Estate     Munder         Small                           Framlington    Munder         Framlington
Multi-Season    Equity          Small-Cap      Company         Munder          Emerging       Framlington    International
Growth          Investment      Value          Growth          Value           Markets        Healthcare     Growth
Fund            Fund            Fund(a)        Fund            Fund            Fund(b)        Fund(b)        Fund(b)
-------------   -------------   -------------  -------------   -------------   -------------  -------------  -------------
     (546,542)           --              --         (851,894)        (76,699)           --             --             --
   (3,444,755)           --              --         (148,603)        (12,823)           --             --             --
     (336,270)           --              --          (76,100)        (40,972)           --             --             --
   (8,634,692)           --              --      (16,790,412)       (105,852)           --             --             --
   (6,586,379)           --              --      (16,925,786)     (4,083,005)           --             --             --

         --            (1,392)           --             --              --              --             --             --
         --            (6,126)           --             --              --              --             --             --
         --              (408)           --             --              --              --             --             --
         --              (772)           --             --              --              --             --             --
         --           (69,426)           --             --              --              --             --             --

    4,430,458       1,049,132       1,040,188      5,574,247         908,590         463,104        642,857        978,276
    3,919,132       2,331,806         341,448      4,212,334         754,012         126,009      1,020,404        118,950
    2,174,706         507,369         181,247      1,705,453          91,401          20,318        162,935         58,068
   57,472,777       1,405,136      45,442,173     33,713,592       6,095,828       4,031,349        105,000      1,000,059
   15,585,646      22,213,807      16,466,067     37,806,434      33,396,573       4,062,866      1,939,223     21,254,863
-------------   -------------   -------------  -------------   -------------   -------------  -------------  -------------
  171,426,743      35,151,998      70,773,441    100,128,906      53,669,039       9,933,678      4,096,059     26,212,818

  352,741,411      21,104,041            --      225,060,311      37,323,724            --             --             --
-------------   -------------   -------------  -------------   -------------   -------------  -------------  -------------
$ 524,168,154   $  56,256,039   $  70,773,441  $ 325,189,217   $  90,992,763   $   9,933,678  $   4,096,059  $  26,212,818
=============   =============   =============  =============   =============   =============  =============  =============
$     410,980   $        --     $      17,399  $        --     $      40,728   $         623  $        --    $       7,821
=============   =============   =============  =============   =============   =============  =============  =============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)

                            EQUITY FUNDS
                            --------------------------------------------------------------------------------------------------
                            Munder                            Munder           Munder           Munder           Munder
                            Accelerating     Munder           Growth &         International    Micro-Cap        Mid-Cap
                            Growth           Balanced         Income           Equity           Equity           Growth
                            Fund             Fund             Fund             Fund             Fund             Fund
                            -------------    -------------    -------------    -------------    -------------    -------------
Amount
Class A Shares:
Sold ....................   $ 188,805,769    $     107,350    $  13,594,820    $  12,096,309    $   6,294,904    $      71,459
Issued as reinvestment of
  dividends .............       1,387,381           36,925          509,461          176,415          137,190            1,922
Redeemed ................    (187,297,904)         (38,009)     (11,745,064)     (11,076,508)      (1,082,742)         (44,282)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase ............   $   2,895,246    $     106,266    $   2,359,217    $   1,196,216    $   5,349,352    $      29,099
                            =============    =============    =============    =============    =============    =============
Class B Shares:
Sold ....................   $   6,777,153    $     216,647    $     294,344    $     199,930    $   8,064,835    $     469,752
Issued as reinvestment of
  dividends .............          47,704            3,272           49,479           19,405          127,415              574
Redeemed ................      (6,563,561)         (39,028)         (69,153)        (154,723)        (276,413)         (70,336)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase ............   $     261,296    $     180,891    $     274,670    $      64,612    $   7,915,837    $     399,990
                            =============    =============    =============    =============    =============    =============
Class C Shares:
Sold ....................   $      68,674    $      12,677    $   3,862,539    $  25,966,153    $   5,881,554    $      35,341
Issued as reinvestment of
  dividends .............           6,791            2,235           10,265            1,133           76,181              497
Redeemed ................        (129,936)            --         (3,152,333)     (25,879,821)      (1,564,225)         (60,269)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .   $     (54,471)   $      14,912    $     720,471    $      87,465    $   4,393,510    $     (24,431)
                            =============    =============    =============    =============    =============    =============
Class K Shares:
Sold ....................   $ 220,983,609    $  29,837,514    $   9,601,514    $   8,789,340    $   1,885,479    $     373,173
Issued as reinvestment of
  dividends .............          28,288             --                645            4,657            1,933             --
Redeemed ................    (222,201,526)      (4,680,983)     (20,725,610)     (32,593,146)        (197,211)        (354,185)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .   $  (1,189,629)   $  25,156,531    $ (11,123,451)   $ (23,799,149)   $   1,690,201    $      18,988
                            =============    =============    =============    =============    =============    =============
Class Y Shares:
Sold ....................   $  93,041,689    $  11,647,186    $   8,308,451    $  21,735,923    $   8,295,537    $  17,708,586
Issued as reinvestment of
  dividends .............         293,948           18,244           76,842          201,715          246,160          152,033
Redeemed ................    (122,693,190)     (32,805,847)      (7,655,841)     (26,603,580)        (393,696)      (1,911,173)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .   $ (29,357,553)   $ (21,140,417)   $     729,452    $  (4,665,942)   $   8,148,001    $  15,949,446
                            =============    =============    =============    =============    =============    =============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                Munder                          Munder                          Munder                          Munder
Munder          Real Estate     Munder          Small                           Framlington     Munder          Framlington
Multi-Season    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
Growth          Investment      Value           Growth          Value           Markets         Healthcare      Growth
Fund            Fund            Fund            Fund            Fund            Fund            Fund            Fund
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   6,034,878   $     919,563   $   1,112,919   $ 459,610,032   $   4,866,561   $     529,578   $   1,799,331   $     194,905
      660,094          43,828          78,109       1,478,013         133,984          14,296            --             5,750
   (4,482,585)       (196,908)       (121,788)   (443,819,410)     (4,199,552)        (98,527)       (105,398)         (5,911)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   2,212,387   $     766,483   $   1,069,240   $  17,268,635   $     800,993   $     445,347   $   1,693,933   $     194,744
=============   =============   =============   =============   =============   =============   =============   =============

$   5,599,231   $   1,621,061   $     812,576   $   6,712,061   $     874,804   $     418,327   $   3,020,444   $      77,055
    1,685,220          42,149          21,558         384,920          19,472           3,531            --               185
   (4,893,109)       (112,959)            (32)       (890,121)       (437,369)        (86,125)        (91,389)           (766)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   2,391,342   $   1,550,251   $     834,102   $   6,206,860   $     456,907   $     335,733   $   2,929,055   $      76,474
=============   =============   =============   =============   =============   =============   =============   =============

$   1,665,294   $     627,877   $     635,662   $  14,991,347   $     575,664   $      19,152   $   2,231,823   $   3,106,666
       27,188           7,061          17,070         217,426          17,693             498            --                20
     (609,288)        (28,532)        (24,298)    (12,624,430)       (387,936)         (5,059)        (95,869)     (3,084,464)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   1,083,194   $     606,406   $     628,434   $   2,584,343   $     205,421   $      14,591   $   2,135,954   $      22,222
=============   =============   =============   =============   =============   =============   =============   =============

$  23,927,903   $     383,224   $  19,288,000   $ 225,759,587   $   4,253,717   $  35,899,947            --     $   1,228,670
       89,259            --               620         391,585             352              13            --              --
  (20,607,950)        (12,794)     (5,576,134)   (210,677,852)       (911,188)     (4,759,606)           --          (314,486)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   3,409,212   $     370,430   $  13,712,486   $  15,473,320   $   3,342,881   $  31,140,354            --     $     914,184
=============   =============   =============   =============   =============   =============   =============   =============

$ 149,034,367   $  24,685,846   $  40,081,604   $ 111,097,065   $  32,867,662   $  13,518,379   $   2,909,403   $  26,403,205
    1,713,616         257,099         886,141       5,250,332       1,378,420         103,722            --            92,171
  (43,577,939)     (3,535,863)       (842,106)    (34,940,840)     (3,101,854)       (748,146)        (18,630)       (928,123)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$ 107,170,044   $  21,407,082   $  40,125,639   $  81,406,557   $  31,144,228   $  12,873,955   $   2,890,773   $  25,567,253
=============   =============   =============   =============   =============   =============   =============   =============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)
(Continued)

                            EQUITY FUNDS
                            --------------------------------------------------------------------------------------
                            Munder                         Munder         Munder            Munder       Munder
                            Accelerating    Munder         Growth &       International     Micro-Cap    Mid-Cap
                            Growth          Balanced       Income         Equity            Equity       Growth
                            Fund            Fund           Fund           Fund              Fund(a)      Fund
                            -----------     ----------     ----------     ----------        ---------    ---------
Shares
Class A Shares:
Sold ....................    12,134,098          8,557        811,629        833,699        359,798          6,728
Issued as reinvestment of
  dividends .............       125,555          2,933         34,555         13,570          8,580            187
Redeemed ................   (11,906,743)        (2,939)      (683,766)      (754,648)       (63,074)        (3,810)
                            -----------     ----------     ----------     ----------        -------      ---------
Net increase ............       352,910          8,551        162,418         92,621        305,304          3,105
                            ===========     ==========     ==========     ==========        =======      =========
Class B Shares:
Sold ....................       473,560         16,190         19,176         13,654        463,289         41,363
Issued as reinvestment of
  dividends .............         4,496            261          3,402          1,512          8,014             57
Redeemed ................      (443,332)        (2,759)        (4,519)       (10,695)       (16,236)        (6,186)
                            -----------     ----------     ----------     ----------        -------      ---------
Net increase ............        34,724         13,692         18,059          4,471        455,067         35,234
                            ===========     ==========     ==========     ==========        =======      =========
Class C Shares:
Sold ....................         5,385            968        255,792      1,728,148        335,155          3,163
Issued as reinvestment of
  dividends .............           631            178            703             88          4,788             49
Redeemed ................        (8,634)          --         (201,380)    (1,713,277)       (92,027)        (5,059)
                            -----------     ----------     ----------     ----------        -------      ---------
Net increase/(decrease) .        (2,618)         1,146         55,115         14,959        247,916         (1,847)
                            ===========     ==========     ==========     ==========        =======      =========
Class K Shares:
Sold ....................    14,824,962      2,172,790        575,536        637,795        111,790         32,299
Issued as reinvestment of
  dividends .............         2,558           --               44            358            121           --
Redeemed ................   (14,846,842)      (346,716)    (1,244,451)    (2,200,371)       (11,167)       (32,342)
                            -----------     ----------     ----------     ----------        -------      ---------
Net increase/(decrease) .       (19,322)     1,826,074       (668,871)    (1,562,218)       100,744            (43)
                            ===========     ==========     ==========     ==========        =======      =========
Class Y Shares:
Sold ....................     4,944,808        886,672        522,598      1,517,466        508,131      1,521,412
Issued as reinvestment of
  dividends .............        26,175          1,448          5,318         15,433         15,366         14,689
Redeemed ................    (6,154,107)    (2,382,697)      (454,868)    (1,746,850)       (22,490)      (164,554)
                            -----------     ----------     ----------     ----------        -------      ---------
Net increase/(decrease) .    (1,183,124)    (1,494,577)        73,048       (213,951)       501,007      1,371,547
                            ===========     ==========     ==========     ==========        =======      =========

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
               Munder                         Munder                        Munder                         Munder
Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
Fund           Fund            Fund           Fund           Fund           Fund           Fund            Fund
------------   -----------     ---------      -----------    ---------      -----------    -----------     -------------
   311,711        59,965          79,417       19,563,506      235,451         46,813      159,074            17,870
    35,894         2,815           6,198           85,589        9,993          1,345         --                 576
  (230,931)      (12,471)         (8,510)     (18,570,609)    (191,454)        (8,800)     (11,398)             (589)
----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
   116,674        50,309          77,105        1,078,486       53,990         39,358      147,676            17,857
==========     =========       =========      ===========    =========      =========      =======         =========

   305,800       104,392          59,040          312,973       56,927         31,602      258,064             6,825
    94,569         2,698           1,630           21,081        1,425            333         --                  19
  (262,251)       (7,094)             (2)         (43,340)     (28,083)        (7,394)      (7,901)              (69)
----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
   138,118        99,996          60,668          290,714       30,269         24,541      250,163             6,775
==========     =========       =========      ===========    =========      =========      =======         =========

    90,420        39,916          45,451          638,640       37,792          1,611      193,641           297,369
     1,524           451           1,284           11,715        1,231             47         --                   2
   (32,640)       (1,778)         (1,818)        (525,366)     (25,630)          (454)      (8,349)         (296,204)
----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
    59,304        38,589          44,917          124,989       13,393          1,204      185,292             1,167
==========     =========       =========      ===========    =========      =========      =======         =========

 1,251,575        25,266       1,387,469        9,628,532      289,061      2,755,999         --             118,345
     4,859         --                 47           20,358           25              1         --               --
(1,079,708)         (828)       (352,115)      (8,867,072)     (60,581)      (430,627)        --             (30,314)
----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
   176,726        24,438       1,035,401          781,818      228,505      2,325,373         --              88,031
==========     =========       =========      ===========    =========      =========      =======         =========

 7,675,267     1,598,031       2,979,212        4,735,756    2,167,560      1,019,473      258,605         2,337,487
    92,328        16,446          64,839          264,990       93,915          9,748         --               9,237
(2,247,811)     (232,705)        (56,687)      (1,412,647)    (202,435)       (65,458)      (1,619)          (88,100)
----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
 5,519,784     1,381,772       2,987,364        3,588,099    2,059,040        963,763      256,986         2,258,624
==========     =========       =========      ===========    =========      =========      =======         =========

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997

                            EQUITY FUNDS
                            --------------------------------------------------------------------------------------------------
                            Munder                            Munder           Munder           Munder           Munder
                            Accelerating     Munder           Growth &         International    Micro-Cap        Mid-Cap
                            Growth           Balanced         Income           Equity           Equity           Growth
                            Fund             Fund             Fund             Fund             Fund(a)          Fund
                            -------------    -------------    -------------    -------------    -------------    -------------
Amount
Class A Shares:
Sold ....................   $ 101,714,828    $     102,364    $   3,240,200    $   7,573,689    $     176,161    $      94,969
Issued as reinvestment of
  dividends .............         433,223           24,900          103,491          179,150             --              4,730
Redeemed ................    (102,044,214)        (143,015)      (1,094,564)      (6,166,389)         (13,327)        (223,244)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .   $     103,837    $     (15,751)   $   2,249,127    $   1,586,450    $     162,834    $    (123,545)
                            =============    =============    =============    =============    =============    =============

Class B Shares:
Sold ....................   $   3,390,164    $     115,688    $     419,009    $     380,267    $     393,839    $      57,198
Issued as reinvestment of
  dividends .............          16,206            2,384           12,899           21,349             --              4,952
Redeemed ................      (3,158,428)          (4,267)         (81,842)        (272,696)            --             (5,489)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase ............   $     247,942    $     113,805    $     350,066    $     128,920    $     393,839    $      56,661
                            =============    =============    =============    =============    =============    =============
Class C Shares:
Sold ....................   $   1,851,264    $      68,415    $   3,204,162    $   2,511,095    $     104,830    $      85,141
Issued as reinvestment of
  dividends .............              52              122            2,457               35             --                896
Redeemed ................      (1,672,627)             (22)      (2,597,116)      (1,973,632)            --            (18,417)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase ............   $     178,689    $      68,515    $     609,503    $     537,498    $     104,830    $      67,620
                            =============    =============    =============    =============    =============    =============
Class K Shares:
Sold ....................   $ 214,830,413    $   6,581,712    $  39,725,691    $  40,942,377    $     209,128    $     859,841
Issued as reinvestment of
  dividends .............           6,756             --                496           11,878             --               --
Redeemed ................    (231,132,351)      (1,968,010)     (50,866,137)     (27,948,543)         (45,650)        (128,264)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .   $ (16,295,182)   $   4,613,702    $ (11,139,950)   $  13,005,712    $     163,478    $     731,577
                            =============    =============    =============    =============    =============    =============
Class Y Shares:
Sold ....................   $  34,636,181    $  27,428,925    $  11,770,423    $  34,855,719    $   1,979,362    $   7,321,781
Issued as reinvestment of
  dividends .............         398,011            2,289           14,438          845,365             --            299,113
Redeemed ................     (59,301,396)     (18,550,008)      (6,480,117)     (22,476,303)         (43,069)      (3,083,103)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) .   $ (24,267,204)   $   8,881,206    $   5,304,744    $  13,224,781    $   1,936,293    $   4,537,791
                            =============    =============    =============    =============    =============    =============

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996
    and December 26, 1996, respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 10, 1997, February 11, 1997, January 13, 1997, December 31, 1996 and
    December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996, respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December 31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
               Munder                         Munder                          Munder                         Munder
Munder         Real Estate     Munder         Small                           Framlington    Munder          Framlington
Multi-Season   Equity          Small-Cap      Company          Munder         Emerging       Framlington     International
Growth         Investment      Value          Growth           Value          Markets        Healthcare      Growth
Fund           Fund(b)         Fund(c)        Fund             Fund           Fund(d)        Fund(e)         Fund(f)
-------------  ------------    ------------   --------------   ------------   -----------    -----------     ------------
$   7,599,306  $  1,175,987    $  1,099,006   $   80,987,644   $  1,753,575   $   469,149    $   668,481     $  1,003,276
      294,024        17,340           3,512          600,615          6,328           955          --              --
   (3,462,872)     (144,195)        (62,330)     (76,014,012)      (851,313)       (7,000)       (25,624)         (25,000)
-------------  ------------    ------------   --------------   ------------   -----------    -----------     ------------
$   4,430,458  $  1,049,132    $  1,040,188   $    5,574,247   $    908,590   $   463,104    $   642,857     $    978,276
=============  ============    ============   ==============   ============   ===========    ===========     ============

$  11,008,276  $  2,467,417    $    337,176   $    5,020,913   $    801,674   $   135,920    $ 1,020,479     $    220,489
    1,223,154        15,845           4,280           17,864          3,810           179          --              --
   (8,312,298)     (151,456)             (8)        (826,443)       (51,472)      (10,090)           (75)        (101,539)
-------------  ------------    ------------   --------------   ------------   -----------    -----------     ------------
$   3,919,132  $  2,331,806    $    341,448   $    4,212,334   $    754,012   $   126,009    $ 1,020,404     $    118,950
=============  ============    ============   ==============   ============   ===========    ===========     ============

$  11,554,085  $    535,009    $    180,840   $   23,728,049   $    136,163   $    21,795    $   162,935     $     58,068
       13,790         1,967             407            5,764          2,223             4          --              --
   (9,393,169)      (29,607)         --          (22,028,360)       (46,985)       (1,481)         --              --
-------------  ------------    ------------   --------------   ------------   -----------    -----------     ------------
$   2,174,706  $    507,369    $    181,247   $    1,705,453   $     91,401   $    20,318    $   162,935     $     58,068
=============  ============    ============   ==============   ============   ===========    ===========     ============

$  86,220,708  $  1,415,046    $ 46,367,097   $  177,871,885   $  6,662,501   $ 4,031,349    $   105,000     $  1,108,648
       77,782        --              --               17,337            351         --             --              --
  (28,825,713)       (9,910)       (924,924)    (144,175,630)      (567,024)        --             --            (108,589)
-------------  ------------    ------------   --------------   ------------   -----------    -----------     ------------
$  57,472,777  $  1,405,136    $ 45,442,173   $   33,713,592   $  6,095,828   $ 4,031,349    $   105,000     $  1,000,059
=============  ============    ============   ==============   ============   ===========    ===========     ============

$  51,479,805  $ 23,238,587    $ 16,984,508   $   57,984,178   $ 34,487,168   $ 4,285,017    $ 1,941,112     $ 21,627,250
      886,972       100,318          22,034          822,966        331,479         1,133          --              --
  (36,781,131)   (1,125,098)       (540,475)     (21,000,710)    (1,422,074)     (223,284)        (1,889)        (372,387)
-------------  ------------    ------------   --------------   ------------   -----------    -----------     ------------
$  15,585,646  $ 22,213,807    $ 16,466,067   $   37,806,434   $ 33,396,573   $ 4,062,866    $ 1,939,223     $ 21,254,863
=============  ============    ============   ==============   ============   ===========    ===========     ============

See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997 (Continued)

                                  EQUITY FUNDS
                                  ------------------------------------------------------------------------------------------
                                  Munder                           Munder          Munder          Munder           Munder
                                  Accelerating    Munder           Growth &        International   Micro-Cap        Mid-Cap
                                  Growth          Balanced         Income          Equity          Equity           Growth
                                  Fund            Fund             Fund            Fund            Fund(a)          Fund
                                  -----------     ----------       ----------      ----------      -------          --------
Shares
Class A Shares:
Sold ..........................     7,376,349          8,188          234,161         501,239       15,641             8,528
Issued as reinvestment of
  dividends ...................        33,248          2,066            7,787          13,029         --                 450
Redeemed ......................    (7,376,019)       (11,276)         (79,802)       (403,802)      (1,245)          (20,417)
                                  -----------     ----------       ----------      ----------      -------          --------
Net increase/(decrease) .......        33,578         (1,022)         162,146         110,466       14,396           (11,439)
                                  ===========     ==========       ==========      ==========      =======          ========
Class B Shares:
Sold ..........................       253,156          9,389           29,848          26,727       34,575             5,698
Issued as reinvestment of
  dividends ...................         1,273            198              980           1,578         --                 475
Redeemed ......................      (235,452)          (331)          (6,076)        (18,613)        --                (542)
                                  -----------     ----------       ----------      ----------      -------          --------
Net increase ..................        18,977          9,256           24,752           9,692       34,575             5,631
                                  ===========     ==========       ==========      ==========      =======          ========
Class C Shares:
Sold ..........................       133,496          5,410          234,022         165,385        8,689             7,869
Issued as reinvestment of
  dividends ...................             4              9              161               2         --                  86
Redeemed ......................      (121,579)            (2)        (185,999)       (126,816)        --              (1,815)
                                  -----------     ----------       ----------      ----------      -------          --------
Net increase ..................        11,921          5,417           48,184          38,571        8,689             6,140
                                  ===========     ==========       ==========      ==========      =======          ========
Class K Shares:
Sold ..........................    15,187,815        525,081        2,900,852       2,865,640       20,097            81,024
Issued as reinvestment of
  dividends ...................           518          --                  35             869         --                --
Redeemed ......................   (16,346,825)      (158,306)      (3,708,480)     (1,945,295)      (4,579)          (12,315)
                                  -----------     ----------       ----------      ----------      -------          --------
Net increase/(decrease) .......    (1,158,492)       366,775         (807,593)        921,214       15,518            68,709
                                  ===========     ==========       ==========      ==========      =======          ========
Class Y Shares:
Sold ..........................     2,517,095      2,239,730          847,658       2,420,567      181,860           645,678
Issued as reinvestment of
  dividends ...................        30,267            184            1,088          61,722         --              28,379
Redeemed ......................    (4,259,374)    (1,501,310)        (468,153)     (1,561,205)      (4,194)         (294,692)
                                  -----------     ----------       ----------      ----------      -------          --------
Net increase/(decrease) .......    (1,712,012)       738,604          380,593         921,084      177,666           379,365
                                  ===========     ==========       ==========      ==========      =======          ========

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996
    and December
    26, 1996, respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 10, 1997, February 11, 1997, January 13, 1997, December 31, 1996 and
    December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996, respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December 31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
               Munder                         Munder                        Munder                         Munder
Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
Fund           Fund(b)         Fund(c)        Fund           Fund           Fund(d)        Fund(e)         Fund(f)
----------     -----------     ---------      ----------     ---------      -----------    -----------     -------------
   483,816        84,585         102,051       4,073,044       141,937       41,734         63,699            99,737
    19,537         1,277             298          32,016           515           74           --               --
  (220,758)      (10,673)         (5,688)     (3,795,299)      (65,495)        (631)        (2,682)           (2,540)
----------     ---------       ---------      ----------     ---------      -------        -------         ---------
   282,595        75,189          96,661         309,761        76,957       41,177         61,017            97,197
==========     =========       =========      ==========     =========      =======        =======         =========
   714,134       177,899          30,619         266,694        62,109       11,246         97,919            20,407
    83,151         1,184             408             974           328           14           --               --
  (536,526)      (11,359)             (1)        (43,006)       (4,251)        (916)            (7)           (9,066)
----------     ---------       ---------      ----------     ---------      -------        -------         ---------
   260,759       167,724          31,026         224,662        58,186       10,344         97,912            11,341
==========     =========       =========      ==========     =========      =======        =======         =========

   745,285        38,801          16,329       1,198,463        11,143        1,953         15,144             5,476
       937           145              35             310           192         --             --               --
  (603,919)       (2,165)          --         (1,095,914)       (3,665)        (128)          --               --
----------     ---------       ---------      ----------     ---------      -------        -------         ---------
   142,303        36,781          16,364         102,859         7,670        1,825         15,144             5,476
==========     =========       =========      ==========     =========      =======        =======         =========

 5,480,651       103,574       4,300,140       9,094,522       525,427      342,112         10,907           106,183
     5,174         --              --                924            30         --             --               --
(1,802,231)         (731)        (83,364)     (7,327,720)      (45,251)        --             --             (10,248)
----------     ---------       ---------      ----------     ---------      -------        -------         ---------
 3,683,594       102,843       4,216,776       1,767,726       480,206      342,112         10,907            95,935
==========     =========       =========      ==========     =========      =======        =======         =========

 3,198,676     1,714,854       1,565,794       2,938,830     2,741,436      393,313        191,665         2,135,815
    58,502         7,437           1,870          43,474        28,172           88           --               --
(2,276,376)      (80,307)        (50,309)     (1,054,932)     (111,678)     (19,946)          (191)          (36,195)
----------     ---------       ---------      ----------     ---------      -------        -------         ---------
   980,802     1,641,984       1,517,355       1,927,372     2,657,930      373,455        191,474         2,099,620
==========     =========       =========      ==========     =========      =======        =======         =========

See Notes to Financial Statements.

Munder Accelerating Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                              A Shares
                                                   ------------------------------------------------------------------
                                                   Period
                                                   Ended         Year          Year          Period        Year
                                                   12/31/97      Ended         Ended         Ended         Ended
                                                   (Unaudited)   6/30/97(g)    6/30/96       6/30/95(d)    2/28/95(e)
                                                   -----------   ----------    -------       ----------    ----------
Net asset value, beginning of period  ...........  $  14.56      $  15.36      $  14.82      $ 12.73       $ 13.98
                                                   --------      --------      --------      -------       -------
Income from investment operations:
Net investment income/(loss)  ...................      0.01         (0.04)        (0.05)       (0.01)        (0.03)
Net realized and unrealized gain/(loss) on
  investments  ..................................      0.72          0.62          2.92         2.10         (0.88)
                                                   --------      --------      --------      -------       -------
Total from investment operations  ...............      0.73          0.58          2.87         2.09         (0.91)
                                                   --------      --------      --------      -------       -------
Less distributions:
Dividends from net investment income  ...........     (0.01)         --            --            --            --
Distributions from net realized gains  ..........     (3.98)        (1.38)        (2.33)         --          (0.34)
                                                   --------      --------      --------      -------       -------
Total distributions  ............................     (3.99)        (1.38)        (2.33)         --          (0.34)
                                                   --------      --------      --------      -------       -------
Net asset value, end of period  .................  $  11.30      $  14.56      $  15.36      $ 14.82       $ 12.73
                                                   ========      ========      ========      =======       =======
Total return (b)  ...............................      5.61%         4.83%        22.03%       16.42%        (6.45)%
                                                   ========      ========      ========      =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........  $  8,853      $  6,270      $  6,098      $ 4,701       $ 4,138
Ratio of operating expenses to average net
  assets  .......................................      1.20%(c)      1.20%         1.20%        1.20%(c)      1.18%
Ratio of net investment income/(loss) to average
  net assets  ...................................      0.15%(c)     (0.32)%       (0.42)%      (0.21)%(c)    (0.25)%
Portfolio turnover rate  ........................       109%           88%          112%          31%           90%
Ratio of operating expenses to average net
  assets without waivers  .......................      1.20%(c)      1.20%         1.27%        1.44%(c)      1.41%
Average commission rate(f)  .....................  $ 0.0576      $ 0.0588      $ 0.0548         N/A           N/A

----------------
(a) The Munder Accelerating Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 25, 1994, September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                              B Shares                                                     C Shares
-----------------------------------------------------------------------     --------------------------------------
Period                                                                      Period
Ended          Year            Year           Period         Period         Ended          Year            Period
12/31/97       Ended           Ended          Ended          Ended          12/31/97       Ended           Ended
(Unaudited)    6/30/97(g)      6/30/96        6/30/95(d)     2/28/95(e)     (Unaudited)    6/30/97(g)      6/30/96
-----------    ----------      -------        ----------     ----------     -----------    ----------      -------
$  14.17       $  15.08        $  14.70       $ 12.06        $ 12.88        $  14.31       $  15.25        $  16.30
--------       --------        --------       -------        -------        --------       --------        --------

   (0.02)         (0.15)          (0.05)        (0.02)         (0.07)          (0.04)         (0.15)          (0.05)
    0.67           0.62            2.76          2.06           0.19            0.72           0.59            1.33
--------       --------        --------       -------        -------        --------       --------        --------
    0.65           0.47            2.71          2.04           0.12            0.68           0.44            1.28
--------       --------        --------       -------        -------        --------       --------        --------

    --             --              --             --             --             --             --              --
   (3.98)         (1.38)          (2.33)          --           (0.34)          (3.98)          1.38           (2.33)
--------       --------        --------       -------        -------        --------       --------        --------
   (3.98)         (1.38)          (2.33)          --           (0.34)          (3.98)          1.38           (2.33)
--------       --------        --------       -------        -------        --------       --------        --------
$  10.84       $  14.17        $  15.08       $ 14.70        $ 12.66        $  11.01       $  14.31        $  15.25
========       ========        ========       =======        =======        ========       ========        ========
    5.17%          4.15%          21.05%        16.11%          0.99%           5.35%          3.89%          10.22%
========       ========        ========       =======        =======        ========       ========        ========

$    788       $    538        $    286       $    67        $    39        $    187       $    281        $    118
    1.95%(c)       1.95%           1.95%         1.95%(c)       1.88%(c)        1.95%(c)       1.95%           1.95%(c)
   (0.60)%(c)     (1.07)%         (1.17)%       (0.96)%(c)     (0.95)%(c)      (0.60)%(c)     (1.07)%         (1.17)%(c)
     109%            88%            112%           31%            90%            109%            88%            112%

    1.95%(c)       1.95%           2.02%         2.19%(c)       2.11%(c)        1.95%(c)       1.95%           2.02%(c)
$ 0.0576       $ 0.0588        $ 0.0548          N/A            N/A         $ 0.0576       $ 0.0588        $ 0.0548

See Notes to Financial Statements.

Munder Accelerating Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)

                                                                                  Y Shares
                                                    ------------------------------------------------------------------
                                                    Period
                                                    Ended         Year          Year          Period        Year
                                                    12/31/97      Ended         Ended         Ended         Ended
                                                    (Unaudited)   6/30/97(i)    6/30/96       6/30/95(d)    2/28/95(e)
                                                    -----------   ----------    -------       ----------    ----------
Net asset value, beginning of period  ...........   $   14.71     $   15.47     $   14.88     $   12.77     $   13.99
                                                    ---------     ---------     ---------     ---------     ---------
Income from investment operations:
Net investment income/(loss)  ...................        0.03         (0.01)        (0.02)         0.00(f)       0.00(f)
Net realized and unrealized gain/(loss) on
  investments  ..................................        0.74          0.63          2.94          2.11         (0.88)
                                                    ---------     ---------     ---------     ---------     ---------
Total from investment operations  ...............        0.77          0.62          2.92          2.11         (0.88)
                                                    ---------     ---------     ---------     ---------     ---------
Less distributions:
Dividends from net investment income  ...........       (0.02)         --            --            --            --
Distributions from net realized gains  ..........       (3.98)        (1.38)        (2.33)         --           (0.34)
                                                    ---------     ---------     ---------     ---------     ---------
Total distributions  ............................       (4.00)        (1.38)        (2.33)         --           (0.34)
                                                    ---------     ---------     ---------     ---------     ---------
Net asset value, end of period  .................   $   11.48     $   14.71     $   15.47     $   14.88     $   12.77
                                                    =========     =========     =========     =========     =========
Total return (b)  ...............................        5.81%         5.07%        22.31%        16.52%        (6.22)%
                                                    =========     =========     =========     =========     =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $ 106,613     $ 154,038     $ 188,390     $ 193,701     $ 177,584
Ratio of operating expenses to average net
  assets  .......................................        0.95%(c)      0.95%         0.95%         0.95%(c)      0.93%
Ratio of net investment income/(loss) to average
  net assets  ...................................        0.40%(c)     (0.07)%       (0.17)%        0.04%(c)      0.00%(h)
Portfolio turnover rate  ........................         109%           88%          112%           31%           90%
Ratio of operating expenses to average net
  assets without waivers  .......................        0.95%(c)      0.95%         1.02%         1.19%(c)      1.16%
Average commission rate(g)  .....................   $  0.0576     $  0.0588     $  0.0548          N/A           N/A

----------------
(a) The Munder Accelerating Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 25, 1994, September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Amount rounds to less that 0.01%.

(i) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               A Shares
                                               ----------------------------------------------------------------------------
                                               Period
                                               Ended            Year            Year            Period           Year
                                               12/31/97         Ended           Ended           Ended            Ended
                                               (Unaudited)      6/30/97(g)      6/30/96(g)      6/30/95(d)       2/28/95(e)
                                               -----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period .......   $  13.01         $  12.35        $  10.77        $  9.95          $ 10.35
                                               --------         --------        --------        -------          -------
Income from investment operations:
Net investment income ......................       0.16             0.29            0.27           0.09             0.19
Net realized and unrealized gain/(loss) on
  investments ..............................       0.92             1.30            1.55           0.85            (0.41)
                                               --------         --------        --------        -------          -------
Total from investment operations ...........       1.08             1.59            1.82           0.94            (0.22)
                                               --------         --------        --------        -------          -------
Less distributions:
Dividends from net investment income .......      (0.16)           (0.27)          (0.24)         (0.12)           (0.18)
Distributions from net realized gains ......      (1.17)           (0.66)           --              --               --
                                               --------         --------        --------        -------          -------
Total distributions ........................      (1.33)           (0.93)          (0.24)         (0.12)           (0.18)
                                               --------         --------        --------        -------          -------
Net asset value, end of period .............   $  12.76         $  13.01        $  12.35        $ 10.77          $  9.95
                                               ========         ========        ========        =======          =======
Total return (b) ...........................       8.46%           13.63%          17.06%          9.44%           (2.07)%
                                               ========         ========        ========        =======          =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $    484         $    382        $    375        $   314          $   286
Ratio of operating expenses to average net
  assets ...................................       1.21%(c)         1.22%           1.15%          1.16%(c)         1.22%
Ratio of net investment income to average
  net assets ...............................       2.42%(c)         2.30%           2.29%          2.51%(c)         1.89%
Portfolio turnover rate ....................         51%             125%            197%            52%             116%
Ratio of operating expenses to average net
  assets without waivers ...................       1.21%(c)         1.22%           1.26%          1.51%(c)         1.57%
Average commission rate(f) .................   $ 0.0600         $ 0.0607        $ 0.0586           N/A              N/A

----------------
(a) The Munder Balanced Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on April 30, 1993, June 21, 1994, January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                             B Shares                                                  C Shares
-------------------------------------------------------------------    --------------------------------------
Period                                                                 Period
Ended         Year          Year           Period        Period        Ended         Year          Period
12/31/97      Ended         Ended          Ended         Ended         12/31/97      Ended         Ended
(Unaudited)   6/30/97(g)    6/30/96(g)     6/30/95(d)    2/28/95(e)    (Unaudited)   6/30/97(g)    6/30/96(g)
-----------   ----------    ----------     ----------    ----------    -----------   ----------    ----------
$  12.97      $  12.33      $  10.76       $  9.93       $  9.56       $  12.99      $  12.35      $  11.67
--------      --------      --------       -------       -------       --------      --------      --------

    0.11          0.19          0.18          0.06          0.07           0.12          0.18          0.05
    0.92          1.30          1.56          0.84          0.37           0.90          1.32          0.67
--------      --------      --------       -------       -------       --------      --------      --------
    1.03          1.49          1.74          0.90          0.44           1.02          1.50          0.72
--------      --------      --------       -------       -------       --------      --------      --------

   (0.11)        (0.19)        (0.17)        (0.07)        (0.07)         (0.11)        (0.20)        (0.04)
   (1.17)        (0.66)         --             --            --           (1.17)        (0.66)         --
--------      --------      --------       -------       -------       --------      --------      --------
   (1.28)        (0.85)        (0.17)        (0.07)        (0.07)         (1.28)        (0.86)        (0.04)
--------      --------      --------       -------       -------       --------      --------      --------
$  12.72      $  12.97      $  12.33       $ 10.76       $  9.93       $  12.73      $  12.99      $  12.35
========      ========      ========       =======       =======       ========      ========      ========
    8.10%        12.73%        16.24%         9.11%         4.65%          8.00%        12.84%         6.20%
========      ========      ========       =======       =======       ========      ========      ========

$    369      $    199      $     75       $    15       $    19       $     86      $     73      $      3
    1.96%(c)      1.97%         1.90%         1.91%(c)      1.85%(c)       1.96%(c)      1.97%         1.90%(c)
    1.67%(c)      1.55%         1.54%         1.76%(c)      1.26%(c)       1.67%(c)      1.55%         1.54%(c)
      51%          125%          197%           52%          116%            51%          125%          197%
    1.96%(c)      1.97%         2.01%         2.26%(c)      2.20%(c)       1.96%(c)      1.97%         2.01%(c)
$ 0.0600      $ 0.0607      $ 0.0586          N/A           N/A        $ 0.0600      $ 0.0607      $ 0.0586

See Notes to Financial Statements.

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)

                                                                                       Y Shares
                                                    ---------------------------------------------------------------------------
                                                    Period
                                                    Ended           Year             Year            Period          Year
                                                    12/31/97        Ended            Ended           Ended           Ended
                                                    (Unaudited)     6/30/97(g)       6/30/96(g)      6/30/95(d)      2/28/95(c)
                                                    -----------     ----------       ----------      ----------      ----------
Net asset value, beginning of period  ...........   $  13.01        $  12.35         $  10.77        $   9.95        $  10.36
                                                    --------        --------         --------        --------        --------
Income from investment operations:
Net investment income  ..........................       0.19            0.31             0.30            0.10            0.21
Net realized and unrealized gain/(loss) on
  investments  ..................................       0.91            1.31             1.55            0.85           (0.42)
                                                    --------        --------         --------        --------        --------
Total from investment operations  ...............       1.10            1.62             1.85            0.95           (0.21)
                                                    --------        --------         --------        --------        --------
Less distributions:
Dividends from net investment income  ...........      (0.18)          (0.30)           (0.27)          (0.13)          (0.20)
Distributions from net realized gains  ..........      (1.17)          (0.66)            --              --              --
                                                    --------        --------         --------        --------        --------
Total distributions  ............................      (1.35)          (0.96)           (0.27)          (0.13)          (0.20)
                                                    --------        --------         --------        --------        --------
Net asset value, end of period  .................   $  12.76        $  13.01         $  12.35        $  10.77        $   9.95
                                                    ========        ========         ========        ========        ========
Total return (b)  ...............................       8.60%          13.91%           17.35%           9.57%          (1.91)%
                                                    ========        ========         ========        ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $ 49,904        $ 70,314         $ 57,637        $ 48,844        $ 45,610
Ratio of operating expenses to average net
  assets  .......................................       0.96%(c)        0.97%            0.90%           0.91%(c)        0.97%
Ratio of net investment income to average net
  assets  .......................................       2.67%(c)        2.55%            2.54%           2.76%(c)        2.14%
Portfolio turnover rate  ........................         51%            125%             197%             52%            116%
Ratio of operating expenses to average net
  assets without waivers  .......................       0.96%(c)        0.97%            1.01%           1.26%(c)        1.32%
Average commission rate(f)  .....................   $ 0.0600        $ 0.0607         $ 0.0586            N/A             N/A

----------------
(a) The Munder Balanced Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on April 30, 1993, June 21, 1994, January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               A Shares
                                               ----------------------------------------------------------------------------
                                               Period
                                               Ended            Year            Year            Period           Period
                                               12/31/97         Ended           Ended           Ended            Ended
                                               (Unaudited)      6/30/97(h)      6/30/96(h)      6/30/95(d)       2/28/95(e)
                                               -----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period .......   $  15.21         $  13.04        $  11.14        $ 10.42          $ 10.10
                                               --------         --------        --------        -------          -------
Income from investment operations:
Net investment income ......................       0.17             0.31            0.32           0.10             0.23
Net realized and unrealized gain on
  investments ..............................       1.97             3.14            1.98           0.80             0.24
                                               --------         --------        --------        -------          -------
Total from investment operations ...........       2.14             3.45            2.30           0.90             0.47
                                               --------         --------        --------        -------          -------
Less distributions:
Dividends from net investment income .......      (0.16)           (0.32)          (0.31)         (0.18)           (0.15)
Distributions from net realized gains ......      (2.56)           (0.96)          (0.09)           --             (0.00)(f)
                                               --------         --------        --------        -------          -------
Total distributions ........................      (2.72)           (1.28)          (0.40)         (0.18)           (0.15)
                                               --------         --------        --------        -------          -------
Net asset value, end of period .............   $  14.63         $  15.21        $  13.04        $ 11.14          $ 10.42
                                               ========         ========        ========        =======          =======
Total return (b) ...........................      14.33%           28.10%          20.90%          8.69%            4.79%
                                               ========         ========        ========        =======          =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $  5,899         $  3,662        $  1,025        $   226          $   128
Ratio of operating expenses to average net
  assets ...................................       1.20%(c)         1.20%           1.21%          1.09%(c)         0.53%(c)
Ratio of net investment income to average
  net assets ...............................       1.86%(c)         2.28%           2.56%          3.33%(c)         4.72%(c)
Portfolio turnover rate ....................         33%              62%             37%            13%              12%
Ratio of operating expenses to average net
  assets without waivers ...................       1.20%(c)         1.20%           1.28%         15.51%(c)         1.53%(c)
Average commission rate(g) .................   $ 0.0600         $ 0.0562        $ 0.0591           N/A              N/A

----------------
(a) The Munder Growth & Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 8, 1994, August 9, 1994, December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                               B Shares                                                     C Shares
-----------------------------------------------------------------------     -----------------------------------------
Period                                                                      Period
Ended          Year            Year           Period         Period         Ended          Year            Period
12/31/97       Ended           Ended          Ended          Ended          12/31/97       Ended           Ended
(Unaudited)    6/30/97(h)      6/30/96(h)     6/30/95(d)     2/28/95(e)     (Unaudited)    6/30/97(h)      6/30/96(h)
-----------    ----------      ----------     ----------     ----------     -----------    ----------      ----------
$  15.17       $  13.02        $  11.13       $ 10.41        $ 10.10        $  15.16       $  13.01        $  12.60
--------       --------        --------       -------        -------        --------       --------        --------

    0.10           0.21            0.23          0.09           0.19            0.11           0.19            0.14
    1.97           3.13            1.99          0.77           0.25            1.95           3.15            0.55
--------       --------        --------       -------        -------        --------       --------        --------
    2.07           3.34            2.22          0.86           0.44            2.06           3.34            0.69
--------       --------        --------       -------        -------        --------       --------        --------

   (0.10)         (0.23)          (0.24)        (0.14)         (0.13)          (0.10)         (0.23)          (0.19)
   (2.56)         (0.96)          (0.09)          --           (0.00)(f)       (2.56)         (0.96)          (0.09)
--------       --------        --------       -------        -------        --------       --------        --------
   (2.66)         (1.19)          (0.33)        (0.14)         (0.13)          (2.66)         (1.19)          (0.28)
--------       --------        --------       -------        -------        --------       --------        --------
$  14.58       $  15.17        $  13.02       $ 11.13        $ 10.41        $  14.56       $  15.16        $  13.01
========       ========        ========       =======        =======        ========       ========        ========
   13.88%         27.16%          20.09%         8.30%          4.47%          13.83%         27.17%           5.57%
========       ========        ========       =======        =======        ========       ========        ========

$    880       $    641        $    228       $    57        $    51        $  1,538       $    766        $     31
    1.95%(c)       1.95%           1.96%         1.84%(c)       1.27%(c)        1.95% (c)      1.95%           1.96%(c)
    1.11%(c)       1.53%           1.81%         2.58%(c)       3.96%(c)        1.11% (c)      1.53%           1.81%(c)
      33%            62%             37%           13%            12%             33%            62%             37%

    1.95%(c)       1.95%           2.03%         2.26%(c)       2.27%(c)        1.95% (c)      1.95%           2.03%(c)
$ 0.0600       $ 0.0562        $ 0.0591          N/A            N/A         $ 0.0600       $ 0.0562        $ 0.0591

See Notes to Financial Statements.

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)

                                                                                       Y Shares
                                                    ---------------------------------------------------------------------------
                                                    Period
                                                    Ended           Year             Year            Period          Period
                                                    12/31/97        Ended            Ended           Ended           Ended
                                                    (Unaudited)     6/30/97(h)       6/30/96(h)      6/30/95(d)      2/28/95(e)
                                                    -----------     ----------       ----------      ----------      ----------
Net asset value, beginning of period  ...........   $  15.23        $  13.05         $  11.14        $ 10.43         $ 10.00
                                                    --------        --------         --------        -------         -------
Income from investment operations:
Net investment income  ..........................       0.18            0.35             0.35           0.11            0.25
Net realized and unrealized gain on investments         1.98            3.14             1.98           0.79            0.34
                                                    --------        --------         --------        -------         -------
Total from investment operations  ...............       2.16            3.49             2.33           0.90            0.59
                                                    --------        --------         --------        -------         -------
Less distributions:
Dividends from net investment income  ...........      (0.18)          (0.35)           (0.33)         (0.19)          (0.16)
Distributions from net realized gains  ..........      (2.56)          (0.96)           (0.09)           --             0.00(f)
                                                    --------        --------         --------        -------         -------
Total distributions  ............................      (2.74)          (1.31)           (0.42)         (0.19)          (0.16)
                                                    --------        --------         --------        -------         -------
Net asset value, end of period  .................   $  14.65        $  15.23         $  13.05        $ 11.14         $ 10.43
                                                    ========        ========         ========        =======         =======
Total return (b)  ...............................      14.45%          28.43%           21.26%          8.69%           6.02%
                                                    ========        ========         ========        =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $ 29,615        $ 29,674         $ 20,464        $ 7,860         $ 4,142
Ratio of operating expenses to average net
  assets  .......................................       0.95%(c)        0.95%            0.96%          0.84%(c)        0.28%(c)
Ratio of net investment income to average net
  assets  .......................................       2.11%(c)        2.53%            2.81%          3.58%(c)        4.97%(c)
Portfolio turnover rate  ........................         33%             62%              37%            13%             12%
Ratio of operating expenses to average net
  assets without waivers  .......................       0.95%(c)        0.95%            1.03%          1.26%(c)        1.28%(c)
Average commission rate(g)  .....................   $ 0.0600        $ 0.0562         $ 0.0591           N/A             N/A

----------------
(a) The Munder Growth & Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 8, 1994, August 9, 1994, December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    A Shares
                                                    ---------------------------------------------------------------------------
                                                    Period
                                                    Ended           Year             Year            Period        Year
                                                    12/31/97        Ended            Ended           Ended         Ended
                                                    (Unaudited)     6/30/97(f)       6/30/96(f)      6/30/95(d)    2/28/95(e,f)
                                                    -----------     ----------       ----------      ----------    ------------
Net asset value, beginning of period  ...........   $  15.73        $  15.09         $  13.42        $ 12.29       $ 13.68
                                                    --------        --------         --------        -------       -------
Income from investment operations:
Net investment income/(loss)  ...................       0.05            0.14             0.15           0.12          0.17
Net realized and unrealized gain/(loss) on
  investments  ..................................      (1.49)           2.30             1.64           1.01         (1.48)
                                                    --------        --------         --------        -------       -------
Total from investment operations  ...............      (1.44)           2.44             1.79           1.13         (1.31)
                                                    --------        --------         --------        -------       -------
Less distributions:
Dividends from net investment income  ...........      (0.07)          (0.21)           (0.12)           --          (0.02)
Distributions from net realized gains  ..........      (1.00)          (1.59)            --              --            --
Distributions from capital  .....................       --              --               --              --          (0.06)
                                                    --------        --------         --------        -------       -------
Total distributions  ............................      (1.07)          (1.80)           (0.12)           --          (0.08)
                                                    --------        --------         --------        -------       -------
Net asset value, end of period  .................   $  13.22        $  15.73         $  15.09        $ 13.42       $ 12.29
                                                    ========        ========         ========        =======       =======
Total return (b)  ...............................      (9.01)%         17.98%           13.37%          9.28%        (9.67)%
                                                    ========        ========         ========        =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $  6,863        $  6,710         $  4,767        $ 1,400       $ 1,339
Ratio of operating expenses to average net
  assets  .......................................       1.26%(c)        1.26%            1.26%          1.21%(c)      1.18%
Ratio of net investment income/(loss) to average
  net assets  ...................................       0.46%(c)        0.98%            1.07%          2.57%(c)      1.31%
Portfolio turnover rate  ........................         24%             46%              75%            14%           20%
Ratio of operating expenses to average net
  assets without waivers  .......................       1.26%(c)        1.26%            1.33%          1.46%(c)      1.43%
Average commission rate(h)  .....................   $ 0.0080        $ 0.0065         $ 0.0288           N/A           N/A

----------------
(a) The Munder International Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 30, 1992, March 9, 1994, September 29, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Amount represents less than $0.01 per share.

(h) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.

                               B Shares                                                     C Shares
-------------------------------------------------------------------------   -----------------------------------------
Period                                                                      Period
Ended          Year            Year           Period         Period         Ended          Year            Period
12/31/97       Ended           Ended          Ended          Ended          12/31/97       Ended           Ended
(Unaudited)    6/30/97(f)      6/30/96(f)     6/30/95(d)     2/28/95(e,f)   (Unaudited)    6/30/97(f)      6/30/96(f)
-----------    ----------      ----------     ----------     ------------   -----------    ----------      ----------
$   15.57      $  14.91        $  13.35       $ 12.26        $ 13.45        $  15.68       $  15.02        $  14.13
---------      --------        --------       -------        -------        --------       --------        --------

    (0.02)         0.03            0.05          0.08           0.08           (0.02)          0.03            0.04
    (1.46)         2.28            1.62          1.01          (1.21)          (1.47)          2.30            0.95
---------      --------        --------       -------        -------        --------       --------        --------
    (1.48)         2.31            1.67          1.09          (1.13)          (1.49)          2.33            0.99
---------      --------        --------       -------        -------        --------       --------        --------

    (0.04)        (0.06)          (0.11)          --            0.00(g)        (0.04)         (0.08)          (0.10)
    (1.00)        (1.59)           --             --             --            (1.00)         (1.59)           --
     --            --              --             --           (0.06)           --             --              --
---------      --------        --------       -------        -------        --------       --------        --------
    (1.04)        (1.65)          (0.11)          --           (0.06)          (1.04)         (1.67)          (0.10)
---------      --------        --------       -------        -------        --------       --------        --------
$   13.05      $  15.57        $  14.91       $ 13.35        $ 12.26        $  13.15       $  15.68        $  15.02
=========      ========        ========       =======        =======        ========       ========        ========
    (9.35)%       17.18%          12.53%         8.89%         (8.38)%         (9.35)%        17.18%           7.06%
=========      ========        ========       =======        =======        ========       ========        ========

$   1,023      $  1,151        $    957       $   128        $   118        $  2,091       $  2,259        $  1,584
     2.02%(c)      2.01%           2.01%         1.96%(c)       1.88%(c)        2.01%(c)       2.01%           2.01%(c)
    (0.29)%(c)     0.23%           0.32%         1.82%(c)       0.61%(c)       (0.29)%(c)      0.23%           0.32%(c)
       24%           46%             75%           14%            20%             24%            46%             75%

     2.02%(c)      2.01%           2.08%         2.21%(c)       2.13%(c)        2.01%(c)       2.01%           2.08%(c)
$  0.0080      $ 0.0065        $ 0.0288          N/A            N/A         $ 0.0080       $ 0.0065        $ 0.0288

See Notes to Financial Statements.

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)

                                                                                       Y Shares
                                                    ---------------------------------------------------------------------------
                                                    Period
                                                    Ended           Year             Year            Period        Year
                                                    12/31/97        Ended            Ended           Ended         Ended
                                                    (Unaudited)     6/30/97(f)       6/30/96(f)      6/30/95(d)    2/28/95(e,f)
                                                    -----------     ----------       ----------      ----------    ------------
Net asset value, beginning of period  ...........   $  15.80        $   15.15        $  13.45        $  12.30      $  13.68
                                                    --------        ---------        --------        --------      --------
Income from investment operations:
Net investment income/(loss)  ...................       0.06             0.18            0.19            0.12          0.20
Net realized and unrealized gain/(loss) on
  investments  ..................................      (1.49)            2.32            1.64            1.03         (1.47)
                                                    --------        ---------        --------        --------      --------
Total from investment operations  ...............      (1.43)            2.50            1.83            1.15         (1.27)
                                                    --------        ---------        --------        --------      --------
Less distributions:
Dividends from net investment income  ...........      (0.08)           (0.26)          (0.13)           --           (0.05)
Distributions from net realized gains  ..........      (1.00)           (1.59)           --              --            --
Distributions from capital  .....................       --               --              --              --           (0.06)
                                                    --------        ---------        --------        --------      --------
Total distributions  ............................      (1.08)           (1.85)          (0.13)           --           (0.11)
                                                    --------        ---------        --------        --------      --------
Net asset value, end of period  .................   $  13.29        $   15.80        $  15.15        $  13.45      $  12.30
                                                    ========        =========        ========        ========      ========
Total return (b)  ...............................      (8.92)%          18.35%          13.63%           9.35%        (9.33)%
                                                    ========        =========        ========        ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $ 87,876        $ 107,831        $ 89,435        $ 75,000      $ 68,263
Ratio of operating expenses to average net
  assets  .......................................       1.01%(c)         1.01%           1.01%           0.96%(c)      0.93%
Ratio of net investment income/(loss) to average
  net assets  ...................................       0.71%(c)         1.23%           1.32%           2.82%(c)      1.56%
Portfolio turnover rate  ........................         24%              46%             75%             14%           20%
Ratio of operating expenses to average net
  assets without waivers  .......................       1.01%(c)         1.01%           1.08%           1.21%(c)      1.18%
Average commission rate (g)  ....................   $ 0.0080        $  0.0065        $ 0.0288            N/A           N/A

----------------
(a) The Munder International Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 30, 1992, March 9, 1994, September 29, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                    A Shares                         B Shares
                                                           --------------------------      ---------------------------
                                                           Period                          Period
                                                           Ended           Period          Ended            Period
                                                           12/31/97        Ended           12/31/97         Ended
                                                           (Unaudited)     6/30/97(e)      (Unaudited)      6/30/97(e)
                                                           -----------     ----------      -----------      ----------
Net asset value, beginning of period  ..................   $  12.81        $  10.00        $  12.79         $  11.00
                                                           --------        --------        --------         --------
Income from investment operations:
Net investment loss  ...................................      (0.04)          (0.05)          (0.06)           (0.05)
Net realized and unrealized gain on investments  .......       4.52            2.86            4.46             1.84
                                                           --------        --------        --------         --------
Total from investment operations  ......................       4.48            2.81            4.40             1.79
                                                           --------        --------        --------         --------
Less distributions:
Dividends from net investment income  ..................       --              --              --               --
Distributions from net realized gains  .................      (0.64)           --             (0.64)            --
                                                           --------        --------        --------         --------
Total distributions  ...................................      (0.64)           --             (0.64)            --
                                                           --------        --------        --------         --------
Net asset value, end of period  ........................   $  16.65        $  12.81        $  16.55         $  12.79
                                                           ========        ========        ========         ========
Total return (b)  ......................................     35.33%          28.10%          34.76%           16.27%
                                                           ========        ========        ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ..................   $  5,324        $    184        $  8,103         $    442
Ratio of operating expenses to average net assets  .....       1.52%(c)        1.50%(c)        2.27%(c)         2.25%(c)
Ratio of net investment loss to average net assets  ....      (0.80)%(c)      (0.88)%(c)      (1.55)%(c)       (1.63)%(c)
Portfolio turnover rate  ...............................         65%             68%             65%              68%
Ratio of operating expenses to average net assets
  without expenses reimbursed  .........................       1.96%(c)        7.90%(c)        2.71%(c)         8.65%(c)
Average commission rate (d)  ...........................   $ 0.0489        $ 0.0578        $ 0.0489         $ 0.0578

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

               C Shares                              Y Shares
     -----------------------------        -----------------------------
     Period                               Period
     Ended              Period            Ended              Period
     12/31/97           Ended             12/31/97           Ended
     (Unaudited)        6/30/97(e)        (Unaudited)        6/30/97(e)
     -----------        ----------        -----------        ----------
     $  12.79           $   10.13         $  12.83           $  10.00
     --------           ---------         --------           --------

        (0.07)              (0.03)           (0.03)             (0.03)
         4.48                2.69             4.52               2.86
     --------           ---------         --------           --------
         4.41                2.66             4.49               2.83
     --------           ---------         --------           --------

         --                  --               --                 --
        (0.64)               --              (0.64)              --
     --------           ---------         --------           --------
        (0.64)               --              (0.64)              --
     --------           ---------         --------           --------
     $  16.56           $   12.79         $  16.68           $  12.83
     ========           =========         ========           ========
        34.84%              26.26%           35.35%             28.30%
     ========           =========         ========           ========

     $  4,249           $     111         $ 11,321           $  2,279
         2.27%(c)            2.25% (c)        1.27%(c)           1.25%(c)
        (1.55)%(c)          (1.63)% (c)      (0.55)%(c)         (0.63)%(c)
           65%                 68%              65%                68%

         2.71%(c)            8.65% (c)        1.71%(c)           7.65%(c)
     $ 0.0489           $  0.0578         $ 0.0489           $ 0.0578

See Notes to Financial Statements.

Munder Mid-Cap Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                             A Shares                                 B Shares
                                              -------------------------------------    ------------------------------------
                                              Period                                   Period
                                              Ended          Year        Period        Ended          Year        Period
                                              12/31/97(e)    Ended       Ended         12/31/97(e)    Ended       Ended
                                              (Unaudited)    6/30/97(e)  6/30/96(e)    (Unaudited)    6/30/97(e)  6/30/96(e)
                                              -----------    ----------  ----------    -----------    ----------  ----------
Net asset value, beginning of period ......   $  10.47       $  11.56    $  10.55      $   10.35      $  11.53    $  10.57
                                              --------       --------    --------      ---------      --------    --------
Income from investment operations:
Net investment loss .......................      (0.03)         (0.07)      (0.04)         (0.07)        (0.14)      (0.08)
Net realized and unrealized gain on
  investments .............................       0.28           0.18        1.05           0.28          0.16        1.04
                                              --------       --------    --------      ---------      --------    --------
Total from investment operations ..........       0.25           0.11        1.01           0.21          0.02        0.96
                                              --------       --------    --------      ---------      --------    --------
Less distributions:
Distributions in excess of net investment
  income ..................................       --             --          --             --            --          --
Distributions from net realized gains .....      (0.26)         (1.20)       --            (0.26)        (1.20)       --
                                              --------       --------    --------      ---------      --------    --------
Total distributions .......................      (0.26)         (1.20)       --            (0.26)        (1.20)       --
                                              --------       --------    --------      ---------      --------    --------
Net asset value, end of period ............   $  10.46       $  10.47    $  11.56      $   10.30      $  10.35    $  11.53
                                              ========       ========    ========      =========      ========    ========
Total return (b) ..........................       2.50%          0.90%       9.57%          2.14%         0.07%       9.08%
                                              ========       ========    ========      =========      ========    ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) ......   $     95       $     63    $    202      $     468      $    106    $     53
Ratio of operating expenses to average net
  assets ..................................       1.27%(c)       1.24%       1.20%(c)       2.02%(c)      1.99%       1.95%(c)

Ratio of net investment loss to average net
  assets ..................................      (0.55)%(c)     (0.61)%     (0.53)%(c)     (1.30)%(c)    (1.36)%     (1.28)%(c)
Portfolio turnover rate ...................         80%           162%        247%            80%          162%        247%
Ratio of operating expenses to average net
  assets without waivers and expenses
  expenses reimbursed .....................       1.31%(c)       1.46%       1.38%(c)       2.06%(c)      2.21%       2.13%(c)

Average commission rate(d) ................   $ 0.0600       $ 0.0592    $ 0.0600      $  0.0600      $ 0.0592    $ 0.0600

----------------
(a) The Munder Mid-Cap Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 22, 1995, January 26, 1996, November 9, 1995 and August 14, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                     C Shares                                                        Y Shares
----------------------------------------------------           ---------------------------------------------------
Period                                                         Period
Ended                Year                 Period               Ended               Year                 Period
12/31/97(e)          Ended                Ended                12/31/97(e)         Ended                Ended
(Unaudited)          6/30/97(e)           6/30/96(e)           (Unaudited)         6/30/97(e)           6/30/96(e)
-----------          ----------           ----------           -----------         ----------           ----------
$   10.34            $  11.51             $  10.40             $   10.51           $  11.58             $  10.00
---------            --------             --------             ---------           --------             --------

    (0.07)              (0.14)               (0.09)                (0.02)             (0.04)               (0.03)

     0.27                0.17                 1.20                  0.29               0.17                 1.61
---------            --------             --------             ---------           --------             --------
     0.20                0.03                 1.11                  0.27               0.13                 1.58
---------            --------             --------             ---------           --------             --------

     --                  --                   --                   (0.00)(f)           --                   --
    (0.26)              (1.20)                --                   (0.26)             (1.20)                --
---------            --------             --------             ---------           --------             --------
    (0.26)              (1.20)                --                   (0.26)             (1.20)                --
---------            --------             --------             ---------           --------             --------
$   10.28            $  10.34             $  11.51             $   10.52           $  10.51             $  11.58
=========            ========             ========             =========           ========             ========
     1.95%               0.17%               10.67%                 2.59%              1.07%               15.80%
=========            ========             ========             =========           ========             ========

$      92            $    111             $     53             $  37,918           $ 23,472             $ 21,449

     2.02%(c)            1.99%                1.95%(c)              1.02%(c)           0.99%                0.95%(c)

    (1.30)%(c)          (1.36)%              (1.28)%(c)            (0.29)%(c)         (0.36)%              (0.28)%(c)
       80%                162%                 247%                   80%               162%                 247%

     2.06%(c)            2.21%                2.13%(c)              1.06%(c)           1.21%                1.13%(c)
$  0.0600            $ 0.0592             $ 0.0600             $  0.0600           $ 0.0592             $ 0.0600

See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    A Shares
                                                    -------------------------------------------------------------------------
                                                    Period
                                                    Ended           Year             Year            Period          Year
                                                    12/31/97(h)     Ended            Ended           Ended           Ended
                                                    (Unaudited)     6/30/97(h)       6/30/96(h)      6/30/95(d,e,f)  12/31/94
                                                    -----------     ----------       ----------      --------------  --------
Net asset value, beginning of period  ...........   $  18.02        $  14.83         $  12.02        $ 10.38         $ 10.68
                                                    --------        --------         --------        -------         -------
Income from investment operations:
Net investment income/(loss)  ...................       0.01            0.04             0.06           0.01            0.01
Net realized and unrealized gain/(loss) on
  investments  ..................................       2.05            3.90             3.20           1.63           (0.27)
                                                    --------        --------         --------        -------         -------
Total from investment operations  ...............       2.06            3.94             3.26           1.64           (0.26)
                                                    --------        --------         --------        -------         -------
Less distributions:
Dividends from net investment income  ...........      (0.01)           --              (0.05)           --              --
Distributions from net realized gains  ..........      (0.92)          (0.75)           (0.40)           --            (0.04)
                                                    --------        --------         --------        -------         -------
Total distributions  ............................      (0.93)          (0.75)           (0.45)           --            (0.04)
                                                    --------        --------         --------        -------         -------
Net asset value, end of period  .................   $  19.15        $  18.02         $  14.83        $ 12.02         $ 10.38
                                                    ========        ========         ========        =======         =======
Total return (b)  ...............................      11.67%          27.57%           27.56%         15.80%          (2.45)%
                                                    ========        ========         ========        =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $ 19,971        $ 16,693         $  9,544        $ 9,409         $ 2,829
Ratio of operating expenses to average net
  assets  .......................................       1.24%(c)        1.25%            1.26%          1.65%(c)        1.75%
Ratio of net investment income/(loss) to average
  net assets  ...................................       0.08%(c)        0.25%            0.44%          0.28%(c)        0.04%
Portfolio turnover rate  ........................         13%             33%              54%            27%             48%
Ratio of operating expenses to average net
  assets without waivers  .......................       1.43%(c)        1.50%            1.51%          1.97%(c)        3.05%
Average commission rate (g)  ....................   $ 0.0543        $ 0.0599         $ 0.0592           N/A             N/A

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 4, 1993, April 29, 1993 and September 20, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On June 23, 1995 the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(f) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                                        B Shares
-------------------------------------------------------------------------------
    Period
    Ended            Year            Year            Period           Year
    12/31/97(h)      Ended           Ended           Ended            Ended
    (Unaudited)      6/30/97(h)      6/30/96(h)      6/30/95(d,e,f)   12/31/94
    -----------      ----------      ----------      --------------   --------
    $  17.54         $  14.56        $  11.85        $  10.27         $  10.65
    --------         --------        --------        --------         --------

       (0.06)           (0.08)          (0.04)          (0.03)           (0.07)
        1.99             3.81            3.15            1.61            (0.27)
    --------         --------        --------        --------         --------
        1.93             3.73            3.11            1.58            (0.34)
    --------         --------        --------        --------         --------

        --               --              --              --               --
       (0.92)           (0.75)          (0.40)           --              (0.04)
    --------         --------        --------        --------         --------
       (0.92)           (0.75)          (0.40)           --              (0.04)
    --------         --------        --------        --------         --------
    $  18.55         $  17.54        $  14.56        $  11.85         $  10.27
    ========         ========        ========        ========         ========
       11.23%           26.61%          26.66%          15.38%           (3.21)%
    ========         ========        ========        ========         ========

    $ 92,317         $ 84,865        $ 66,630        $ 54,349         $ 46,549
        1.99%(c)         2.00%           2.01%           2.40%(c)         2.50%
       (0.67)%(c)       (0.50)%         (0.31)%         (0.47)%(c)       (0.71)%
          13%              33%             54%             27%              48%

        2.18%(c)         2.25%           2.26%           2.72%(c)         2.89%
     $0.0543          $ 0.0599        $ 0.0592            N/A              N/A

See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)

                                                                              C Shares
                                              --------------------------------------------------------------------------
                                              Period
                                              Ended            Year            Year            Period           Year
                                              12/31/97(h)      Ended           Ended           Ended            Ended
                                              (Unaudited)      6/30/97(h)      6/30/96(h)      6/30/95(d,e,f)   12/31/94
                                              -----------      ----------      ----------      --------------   --------
Net asset value, beginning of period .......  $  17.56         $  14.57        $  11.86        $ 10.28          $ 10.66
                                              --------         --------        --------        -------          -------
Income from investment operations:
Net investment income/(loss) ...............     (0.06)           (0.08)          (0.04)         (0.02)           (0.07)
Net realized and unrealized gain/(loss) on
  investments ..............................      1.99             3.82            3.15           1.60            (0.27)
                                              --------         --------        --------        -------          -------
Total from investment operations ...........      1.93             3.74            3.11           1.58            (0.34)
                                              --------         --------        --------        -------          -------
Less distributions:
Dividends from net investment income .......      --               --              --              --               --
Distributions from net realized gains ......     (0.92)           (0.75)          (0.40)           --             (0.04)
                                              --------         --------        --------        -------          -------
Total distributions ........................     (0.92)           (0.75)          (0.40)           --             (0.04)
                                              --------         --------        --------        -------          -------
Net asset value, end of period .............  $  18.57         $  17.56        $  14.57        $ 11.86          $ 10.28
                                              ========         ========        ========        =======          =======
Total return (b) ...........................     11.21%           26.66%          26.64%         15.37%           (3.21)%
                                              ========         ========        ========        =======          =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......  $ 10,887         $  9,253        $  5,605        $ 3,207          $ 2,071
Ratio of operating expenses to average net
  assets ...................................      1.99%(c)         2.00%           2.01%          2.40%(c)         2.50%
Ratio of net investment income/(loss) to
  average net assets .......................     (0.67)%(c)       (0.50)%         (0.31)%        (0.47)%(c)       (0.65)%
Portfolio turnover rate ....................        13%              33%             54%            27%              48%
Ratio of operating expenses to average net
  assets without waivers ...................      2.18%(c)         2.25%           2.26%          2.72%(c)         4.57%
Average commission rate (g) ................  $ 0.0543         $ 0.0599        $ 0.0592           N/A              N/A

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 4, 1993, April 29, 1993 and September 20, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On June 23, 1995 the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(f) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                                   Y Shares
------------------------------------------------------------------------------
    Period
    Ended            Year            Year            Period           Year
    12/31/97(h)      Ended           Ended           Ended            Ended
    (Unaudited)      6/30/97(h)      6/30/96(h)      6/30/95(d,e,f)   12/31/94
    -----------      ----------      ----------      --------------   --------
    $   18.17        $   14.94       $   12.10       $  10.43         $ 10.70
    ---------        ---------       ---------       --------         -------

         0.04             0.08            0.09           0.00(i)         0.04
         2.05             3.94            3.22           1.67           (0.27)
    ---------        ---------       ---------       --------         -------
         2.09             4.02            3.31           1.67           (0.23)
    ---------        ---------       ---------       --------         -------

        (0.02)           (0.04)          (0.07)          --               --
        (0.92)           (0.75)          (0.40)          --             (0.04)
    ---------        ---------       ---------       --------         -------
        (0.94)           (0.79)          (0.47)          --             (0.04)
    ---------        ---------       ---------       --------         -------
    $   19.32        $   18.17       $   14.94       $  12.10         $ 10.43
    =========        =========       =========       ========         =======
        11.75%           27.96%          27.85%         16.01%          (2.17)%
    =========        =========       =========       ========         =======

    $ 293,903        $ 176,027       $ 130,129       $ 87,604         $ 3,244
         0.94%(c)         1.00%           1.01%          1.40%(c)        1.50%
         0.38%(c)         0.50%           0.69%          0.53%(c)        0.29%
           13%              33%             54%            27%             48%

         1.18%(c)         1.25%           1.26%          1.72%(c)        2.53%
    $  0.0543        $  0.0599       $  0.0592           N/A             N/A

See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                                     ------------------------------------------------------------
                                                     Period
                                                     Ended           Year             Year            Period
                                                     12/31/97        Ended            Ended           Ended
                                                     (Unaudited)     6/30/97          6/30/96(f)      6/30/95(d)
                                                     -----------     --------         ----------      ----------
Net asset value, beginning of period ..............  $  14.40        $  11.22         $  10.09        $ 10.00
                                                     --------        --------         --------        -------
Income from investment operations:
Net investment income .............................      0.37            0.44             0.45           0.36
Net realized and unrealized gain on investments ...      1.87            3.26             1.12           0.07
                                                     --------        --------         --------        -------
Total from investment operations ..................      2.24            3.70             1.57           0.43
                                                     --------        --------         --------        -------
Less distributions:
Dividends from net investment income ..............     (0.33)          (0.48)           (0.44)         (0.34)
Distributions in excess of net investment income ..      --             (0.01)            --              --
Distributions from net realized gains .............     (0.14)           --               --              --
Distributions from paid-in capital ................      --             (0.03)            --              --
                                                     --------        --------         --------        -------
Total distributions ...............................     (0.47)          (0.52)           (0.44)         (0.34)
                                                     --------        --------         --------        -------
Net asset value, end of period ....................  $  16.17        $  14.40         $  11.22        $ 10.09
                                                     ========        ========         ========        =======
Total return (b) ..................................     15.72%          33.51%           15.92%          4.45%
                                                     ========        ========         ========        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............  $  2,415        $  1,426         $    267        $   223
Ratio of operating expenses to average net assets .      1.30%(c)        1.35%            1.25%          1.50%(c)
Ratio of net investment income to average net
  assets ..........................................      4.80%(c)        3.80%            4.25%          5.03%(c)
Portfolio turnover rate ...........................         4%             15%              17%             3%
Ratio of operating expenses to average net assets
  without waivers .................................      1.30%(c)        1.38%            1.52%          7.23%(c)
Average commission rate(e) ........................  $ 0.0600        $ 0.0600         $ 0.0600           N/A

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on September 30, 1994, October 3, 1994, January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Average commission rate paid per share of securities purchased and sold by the fund.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                              B Shares                                                   C Shares
--------------------------------------------------------------       -------------------------------------------
    Period                                                            Period
    Ended            Year            Year            Period           Ended           Year            Period
    12/31/97         Ended           Ended           Ended            12/31/97        Ended           Ended
    (Unaudited)      6/30/97         6/30/96(f)      6/30/95(d)       (Unaudited)     6/30/97         6/30/96(f)
    -----------      --------        ----------      ----------       -----------     --------        ----------
    $  14.40         $  11.22        $  10.09        $ 10.00          $  14.44        $  11.25        $  10.76
    --------         --------        --------        -------          --------        --------        --------

        0.31             0.36            0.38           0.30              0.31            0.36            0.18
        1.87             3.24            1.11           0.07              1.88            3.26            0.47
    --------         --------        --------        -------          --------        --------        --------
        2.18             3.60            1.49           0.37              2.19            3.62            0.65
    --------         --------        --------        -------          --------        --------        --------

       (0.27)           (0.38)          (0.36)         (0.28)            (0.27)          (0.39)          (0.16)
        --              (0.01)           --              --               --             (0.01)           --
       (0.14)            --              --              --              (0.14)           --              --
        --              (0.03)           --              --               --             (0.03)           --
    --------         --------        --------        -------          --------        --------        --------
       (0.41)           (0.42)          (0.36)         (0.28)            (0.41)          (0.43)          (0.16)
    --------         --------        --------        -------          --------        --------        --------
    $  16.17         $  14.40        $  11.22        $ 10.09          $  16.22        $  14.44        $  11.25
    ========         ========        ========        =======          ========        ========        ========
       15.29%           32.52%          15.05%          3.87%            15.32%          32.57%           6.08%
    ========         ========        ========        =======          ========        ========        ========

    $  6,791         $  4,606        $  1,707        $ 1,496          $  1,229        $    537        $      4
        2.05%(c)         2.10%           2.00%          2.25%(c)          2.05%(c)        2.10%           2.00%(c)
        4.05%(c)         3.05%           3.50%          4.28%(c)          4.05%(c)        3.05%           3.50%(c)
           4%              15%             17%             3%                4%             15%             17%
        2.05%            2.13%           2.27%          7.98%(c)          2.05%(c)        2.13%           2.27%(c)
    $ 0.0600         $ 0.0600        $ 0.0600           N/A           $ 0.0600        $ 0.0600        $ 0.0600

See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)

                                                                                Y Shares
                                                     -----------------------------------------------------------
                                                     Period
                                                     Ended           Year             Year            Period
                                                     12/31/97        Ended            Ended           Ended
                                                     (Unaudited)     6/30/97          6/30/96(f)      6/30/95(d)
                                                     -----------     --------         ----------      ----------
Net asset value, beginning of period ..............  $  14.40        $  11.22         $  10.09        $ 10.00
                                                     --------        --------         --------        -------
Income from investment operations:
Net investment income .............................      0.39            0.51             0.47           0.37
Net realized and unrealized gain on investments ...      1.88            3.22             1.13           0.08
                                                     --------        --------         --------        -------
Total from investment operations ..................      2.27            3.73             1.60           0.45
                                                     --------        --------         --------        -------
Less distributions:
Dividends from net investment income ..............     (0.35)          (0.51)           (0.47)         (0.36)
Distributions in excess of net investment income ..      --             (0.01)            --              --
Distributions from net realized gains .............     (0.14)           --               --              --
Distributions from paid-in capital ................      --             (0.03)            --              --
                                                     --------        --------         --------        -------
Total distributions ...............................     (0.49)          (0.55)           (0.47)         (0.36)
                                                     --------        --------         --------        -------
Net asset value, end of period ....................  $  16.18        $  14.40         $  11.22        $ 10.09
                                                     ========        ========         ========        =======
Total return (b) ..................................     15.94%          33.79%           16.20%          4.64%
                                                     ========        ========         ========        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............  $ 76,512        $ 48,206         $ 19,125        $ 4,989
Ratio of operating expenses to average net assets .      1.05%(c)        1.10%            1.00%          1.25%(c)
Ratio of net investment income to average net
  assets ..........................................      5.05%(c)        4.05%            4.50%          5.28%(c)
Portfolio turnover rate ...........................         4%             15%              17%             3%
Ratio of operating expenses to average net assets
  without waivers .................................      1.05%(c)        1.13%            1.27%          6.98%(c)
Average commission rate(e) ........................  $ 0.0600        $ 0.0600         $ 0.0600           N/A

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares, Class C and Class Y Shares commenced operations on September 30, 1994, October 3, 1994, January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Average commission rate paid per share of securities purchased and sold by the fund.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                   A Shares                          B Shares
                                                          --------------------------      ---------------------------
                                                          Period                          Period
                                                          Ended           Period          Ended            Period
                                                          12/31/97(e)     Ended           12/31/97(e)      Ended
                                                          (Unaudited)     6/30/97(e)      (Unaudited)      6/30/97(e)
                                                          -----------     ----------      -----------      ----------
Net asset value, beginning of period  ..................  $  12.04        $  10.22        $ 12.03          $  10.76
                                                          --------        --------        -------          --------
Income from investment operations:
Net investment income  .................................      0.05            0.09           0.00(f)           0.05
Net realized and unrealized gain on investments  .......      2.38            1.77           2.37              1.24
                                                          --------        --------        -------          --------
Total from investment operations  ......................      2.43            1.86           2.37              1.29
                                                          --------        --------        -------          --------
Less distributions:
Dividends from net investment income  ..................     (0.04)          (0.04)           --              (0.02)
Distribution from net realized capital gains  ..........     (0.64)           --            (0.64)             --
                                                          --------        --------        -------          --------
Total distributions  ...................................     (0.68)          (0.04)         (0.64)            (0.02)
                                                          --------        --------        -------          --------
Net asset value, end of period  ........................  $  13.79        $  12.04        $ 13.76          $  12.03
                                                          ========        ========        =======          ========
Total return (b)  ......................................     20.29%          18.20%         20.04%            12.03%
                                                          ========        ========        =======          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ..................  $  2,397        $  1,164        $ 1,262          $    373
Ratio of operating expenses to average net assets  .....      1.27%(c)        1.38%(c)       2.02%(c)          2.13%(c)
Ratio of net investment income/(loss) to average net
  assets  ..............................................      0.70%(c)        1.93%(c)      (0.05)%(c)         1.18%(c)
Portfolio turnover rate  ...............................        30%             73%            30%               73%
Ratio of operating expenses to average net assets
  without waivers  .....................................      1.27%(c)        1.51%(c)       2.02%(c)          2.26%(c)
Average commission rate(d)  ............................  $ 0.0590        $ 0.0361        $0.0590          $ 0.0361

----------------
(a) The Munder Small-Cap Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on January 10, 1997, February 11, 1997, January 13, 1997, and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                C Shares                              Y Shares
---------------------------------        -----------------------------
    Period                               Period
    Ended              Period            Ended              Period
    12/31/97(e)        Ended             12/31/97(e)        Ended
    (Unaudited)        6/30/97(e)        (Unaudited)        6/30/97(e)
    -----------        ----------        -----------        ----------
    $  12.02           $  10.22          $  12.04           $  10.00
    --------           --------          --------           --------

        0.00(f)            0.05              0.07               0.12
        2.37               1.78              2.38               1.96
    --------           --------          --------           --------
        2.37               1.83              2.45               2.08
    --------           --------          --------           --------

        --                (0.03)            (0.05)             (0.04)
       (0.64)              --               (0.64)              --
    --------           --------          --------           --------
       (0.64)             (0.03)            (0.69)             (0.04)
    --------           --------          --------           --------
    $  13.75           $  12.02          $  13.80           $  12.04
    ========           ========          ========           ========
       20.11%             17.92%            20.51%             20.86%
    ========           ========          ========           ========

    $    843           $    197          $ 62,153           $ 18,271
        2.02%(c)           2.13%(c)          1.02%(c)           1.13%(c)
       (0.05)%(c)          1.18%(c)          0.95%(c)           2.18%(c)
          30%                73%               30%                73%
        2.02%(c)           2.26%(c)          1.02%(c)           1.26%(c)
    $ 0.0590           $ 0.0361          $ 0.0590           $ 0.0361

See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                     A Shares
                                                     ---------------------------------------------------------------------------
                                                     Period
                                                     Ended           Year             Year            Period          Year
                                                     12/31/97(f)     Ended            Ended           Ended           Ended
                                                     (Unaudited)     6/30/97(f)       6/30/96(f)      6/30/95(e)      2/28/95(d)
                                                     -----------     ----------       ----------      ----------      ----------
Net asset value, beginning of period ..............  $  21.61        $  21.08         $  15.28        $ 13.89         $ 14.37
                                                     --------        --------         --------        -------         -------
Income from investment operations:
Net investment loss ...............................     (0.07)          (0.12)           (0.12)         (0.02)          (0.07)
Net realized and unrealized gain/(loss) on
  investments .....................................      2.90            3.64             7.16           1.41           (0.39)
                                                     --------        --------         --------        -------         -------
Total from investment operations ..................      2.83            3.52             7.04           1.39           (0.46)
                                                     --------        --------         --------        -------         -------
Less distributions:
Dividends from net investment income ..............      --              --               --              --              --
Distributions from net realized capital gains .....     (4.11)          (2.99)           (1.24)           --            (0.02)
                                                     --------        --------         --------        -------         -------
Total distributions ...............................     (4.11)          (2.99)           (1.24)           --            (0.02)
                                                     --------        --------         --------        -------         -------
Net asset value, end of period ....................  $  20.33        $  21.61         $  21.08        $ 15.28         $ 13.89
                                                     ========        ========         ========        =======         =======
Total return (b) ..................................     14.50%          18.88%           48.28%         10.01%          (3.21)%
                                                     ========        ========         ========        =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............  $ 32,884        $ 11,646         $  4,832        $ 2,871         $ 2,697
Ratio of operating expenses to average net assets .      1.22% (c)       1.22%            1.21%          1.21% (c)       1.23%
Ratio of net investment loss to average net assets      (0.62)%(c)      (0.62)%          (0.66)%        (0.41)%(c)      (0.40)%
Portfolio turnover rate ...........................        61%             98%              98%            39%             45%
Ratio of operating expenses to average net assets
  without waivers .................................      1.22% (c)       1.22%            1.28%          1.46% (c)       1.48%
Average commission rate(g) ........................  $ 0.0476        $ 0.0545         $ 0.0551           N/A             N/A

----------------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 25, 1994, September 26, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.

                                    B Shares                                                     C Shares
---------------------------------------------------------------------------     -----------------------------------------
    Period                                                                      Period
    Ended          Year            Year           Period         Period         Ended           Year           Period
    12/31/97(f)    Ended           Ended          Ended          Ended          12/31/97(f)     Ended          Ended
    (Unaudited)    6/30/97(f)      6/30/96(f)     6/30/95(e)     2/28/95(d)     (Unaudited)     6/30/97(f)     6/30/96(f)
    -----------    ----------      ----------     ----------     ----------     -----------     ----------     ----------
    $  21.05       $  20.74        $  15.15       $ 13.81        $ 13.54        $  21.32        $  20.93       $  17.05
    --------       --------        --------       -------        -------        --------        --------       --------

       (0.16)         (0.25)          (0.26)        (0.05)         (0.05)          (0.16)          (0.25)         (0.21)
        2.81           3.55            7.09          1.39           0.34            2.84            3.63           5.33
    --------       --------        --------       -------        -------        --------        --------       --------
        2.65           3.30            6.83          1.34           0.29            2.68            3.38           5.12
    --------       --------        --------       -------        -------        --------        --------       --------

        --             --              --             --             --             --              --             --
       (4.11)         (2.99)          (1.24)          --           (0.02)          (4.11)          (2.99)         (1.24)
    --------       --------        --------       -------        -------        --------        --------       --------
       (4.11)         (2.99)          (1.24)          --           (0.02)          (4.11)          (2.99)         (1.24)
    --------       --------        --------       -------        -------        --------        --------       --------
    $  19.59       $  21.05        $  20.74       $ 15.15        $ 13.81        $  19.89        $  21.32       $  20.93
    ========       ========        ========       =======        =======        ========        ========       ========
       14.02%         18.06%          47.26%         9.70%          2.13%          13.97%          18.26%         31.97%
    ========       ========        ========       =======        =======        ========        ========       ========

    $ 11,029       $  5,735        $    990       $    46        $    39        $  4,605        $  2,271       $     76
        1.97%(c)       1.97%           1.96%         1.96%(c)       1.85%(c)        1.97%(c)        1.97%          1.96%(c)
       (1.37)%(c)     (1.37)%         (1.41)%       (1.16)%(c)     (1.02)%(c)      (1.37)%(c)      (1.37)%        (1.41)%(c)
          61%            98%             98%           39%            45%             61%             98%            98%

        1.97%(c)       1.97%           2.03%         2.21%(c)       2.10%(c)        1.97%(c)        1.97%          2.03%(c)
    $ 0.0476       $ 0.0545        $ 0.0551          N/A            N/A         $ 0.0476        $ 0.0545       $ 0.0551

See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
(Continued)

                                                                                    Y Shares
                                                   ---------------------------------------------------------------------------
                                                   Period
                                                   Ended           Year             Year            Period          Year
                                                   12/31/97(f)     Ended            Ended           Ended           Ended
                                                   (Unaudited)     6/30/97(f)       6/30/96(f)      6/30/95(e)      2/28/95(d)
                                                   -----------     ----------       ----------      ----------      ----------
Net asset value, beginning of period  ...........  $   21.84       $   21.21        $   15.33       $  13.93        $  14.38
                                                   ---------       ---------        ---------       --------        --------
Income from investment operations:
Net investment loss  ............................      (0.04)          (0.07)           (0.07)         (0.01)          (0.02)
Net realized and unrealized gain/(loss) on
  investments  ..................................       2.91            3.69             7.19           1.41           (0.41)
                                                   ---------       ---------        ---------       --------        --------
Total from investment operations  ...............       2.87            3.62             7.12           1.40           (0.43)
                                                   ---------       ---------        ---------       --------        --------
Less distributions:
Dividends from net investment income  ...........       --              --               --             --              --
Distributions from net realized capital gains  ..      (4.11)          (2.99)           (1.24)          --             (0.02)
                                                   ---------       ---------        ---------       --------        --------
Total distributions  ............................      (4.11)          (2.99)           (1.24)          --             (0.02)
                                                   ---------       ---------        ---------       --------        --------
Net asset value, end of period  .................  $   20.60       $   21.84        $   21.21       $  15.33        $  13.93
                                                   =========       =========        =========       ========        ========
Total return (b)  ...............................      14.52%          19.26%           48.65%         10.05%          (3.00)%
                                                   =========       =========        =========       ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........  $ 218,050       $ 152,772        $ 107,492       $ 79,968        $ 72,207
Ratio of operating expenses to average net
  assets  .......................................       0.97% (c)       0.97%            0.96%          0.96% (c)       0.98%
Ratio of net investment loss to average net
  assets  .......................................      (0.37)%(c)      (0.37)%          (0.41)%        (0.16)%(c)      (0.15)%
Portfolio turnover rate  ........................         61%             98%              98%            39%             45%
Ratio of operating expenses to average net
  assets without waivers  .......................       0.97% (c)       0.97%            1.03%          1.21% (c)       1.23%
Average commission rate(g)  .....................  $  0.0476       $  0.0545        $  0.0551           N/A             N/A

----------------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 25, 1994, September 26, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.

                   [ This Page Intentionally Left Blank ]

Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                             A Shares                               B Shares
                                              -------------------------------------    ------------------------------------
                                              Period                                   Period
                                              Ended          Year        Period        Ended         Year        Period
                                              12/31/97       Ended       Ended         12/31/97      Ended       Ended
                                              (Unaudited)    6/30/97(e)  6/30/96(e)    (Unaudited)   6/30/97(e)  6/30/96(e)
                                              -----------    ----------  ----------    -----------   ----------  ----------
Net asset value, beginning of period .......  $  13.98       $  11.57    $  10.38      $  13.93      $  11.55    $  10.41
                                              --------       --------    --------      --------      --------    --------
Income from investment operations:
Net investment income/(loss) ...............      0.05           0.08        0.05          0.00(f)      (0.01)      (0.01)
Net realized and unrealized gain on
  investments ..............................      1.94           3.64        1.19          1.93          3.61        1.16
                                              --------       --------    --------      --------      --------    --------
Total from investment operations ...........      1.99           3.72        1.24          1.93          3.60        1.15
                                              --------       --------    --------      --------      --------    --------
Less distributions:
Dividends from net investment income .......     (0.05)         (0.09)      (0.05)        (0.01)         --         (0.01)
Distributions from net realized gains ......     (1.15)         (1.22)       --           (1.15)        (1.22)       --
                                              --------       --------    --------      --------      --------    --------
Total distributions ........................     (1.20)         (1.31)      (0.05)        (1.16)        (1.22)      (0.01)
                                              --------       --------    --------      --------      --------    --------
Net asset value, end of period .............  $  14.77       $  13.98    $  11.57      $  14.70      $  13.93    $  11.55
                                              ========       ========    ========      ========      ========    ========
Total return (b) ...........................     14.39%         34.38%      11.95%        14.00%        33.24%      11.09%
                                              ========       ========    ========      ========      ========    ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......  $  2,475       $  1,587    $    424      $  1,431      $    935    $    103
Ratio of operating expenses to average net
  assets ...................................      1.25%(c)       1.27%       1.20%(c)      2.00%(c)      2.02%       1.95%(c)
Ratio of net investment income/(loss) to
  average net assets .......................      0.64%(c)       0.70%       0.64%(c)     (0.10)%(c)    (0.05)%     (0.11)%(c)
Portfolio turnover rate ....................        48%           139%        223%           48%          139%        223%
Ratio of operating expenses to average net
  assets without waivers ...................      1.25%(c)       1.31%       1.30%(c)      2.00%(c)      2.06%       2.05%(c)
Average commission rate(g) .................  $ 0.0601       $ 0.0508    $ 0.0602      $ 0.0601      $ 0.0508    $ 0.0602

----------------
(a) The Munder Value Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on September 14,1995, September 19, 1995, February 9, 1996 and August 18, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

                      C Shares                                          Y Shares
-----------------------------------------------      -------------------------------------------
    Period                                           Period
    Ended            Year            Period          Ended            Year            Period
    12/31/97         Ended           Ended           12/31/97         Ended           Ended
    (Unaudited)      6/30/97(e)      6/30/96(e)      (Unaudited)      6/30/97(e)      6/30/96(e)
    -----------      ----------      ----------      -----------      ----------      ----------
    $  13.93         $  11.54        $  11.35        $   14.00        $  11.59        $  10.00
    --------         --------        --------        ---------        --------        --------

        0.00(f)         (0.01)          (0.01)            0.06            0.12            0.09

        1.92             3.62            0.23             1.96            3.63            1.56
    --------         --------        --------        ---------        --------        --------
        1.92             3.61            0.22             2.02            3.75            1.65
    --------         --------        --------        ---------        --------        --------

       (0.01)            --             (0.03)           (0.07)          (0.12)          (0.06)
       (1.15)           (1.22)           --              (1.15)          (1.22)           --
    --------         --------        --------        ---------        --------        --------
       (1.16)           (1.22)          (0.03)           (1.22)          (1.34)          (0.06)
    --------         --------        --------        ---------        --------        --------
    $  14.69         $  13.93        $  11.54        $   14.80        $  14.00        $  11.59
    ========         ========        ========        =========        ========        ========
       13.93%           33.36%           1.90%           14.59%          34.66%          16.52%
    ========         ========        ========        =========        ========        ========

    $    752         $    527        $    348        $ 115,032        $ 80,004        $ 35,432

        2.00% (c)        2.02%           1.95%(c)         1.00% (c)       1.02%           0.95%(c)

       (0.11)%(c)       (0.05)%         (0.11)%(c)        0.89%(c)        0.95%           0.89%(c)
          48%             139%            223%              48%            139%            223%

        2.00%(c)         2.06%           2.05%(c)         1.00% (c)       1.06%           1.05%(c)
    $ 0.0601         $ 0.0508        $ 0.0602        $  0.0601        $ 0.0508        $ 0.0602

See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                           A Shares                           B Shares
                                                   --------------------------       --------------------------
                                                   Period                           Period
                                                   Ended           Period           Ended           Period
                                                   12/31/97(e)     Ended            12/31/97(e)     Ended
                                                   (Unaudited)     6/30/97(e)       (Unaudited)     6/30/97(e)
                                                   -----------     ----------       -----------     ----------
Net asset value, beginning of period  ...........  $  12.92        $  10.18         $   12.91       $  11.13
                                                   --------        --------         ---------       --------
Income from investment operations:
Net investment income/(loss)  ...................     (0.01)           0.05             (0.06)          0.01
Net realized and unrealized gain/(loss) on
  investments  ..................................     (1.66)           2.71             (1.64)          1.79
                                                   --------        --------         ---------       --------
Total from investment operations  ...............     (1.67)           2.76             (1.70)          1.80
                                                   --------        --------         ---------       --------
Less distributions:
Dividends from net investment income  ...........     (0.02)          (0.02)             --            (0.02)
Distributions from net realized gains  ..........     (0.27)           --               (0.27)          0.00
                                                   --------        --------         ---------       --------
Total distributions  ............................     (0.29)          (0.02)            (0.27)         (0.02)
                                                   --------        --------         ---------       --------
Net asset value, end of period  .................  $  10.96        $  12.92         $   10.94       $  12.91
                                                   ========        ========         =========       ========
Total return (b)  ...............................    (12.84)%         27.16%           (13.09)%        16.21%
                                                   ========        ========         =========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........  $    883        $    532         $     382       $    134
Ratio of operating expenses to average net
  assets  .......................................      1.98%(c)        1.79%(c)          2.73% (c)      2.54%(c)
Ratio of net investment income/(loss) to average
  net assets  ...................................     (0.14)%(c)       1.14%(c)         (0.89)% (c)     0.39%(c)
Portfolio turnover rate  ........................        52%             46%               52%            46%
Ratio of operating expenses to average net
  assets without expenses reimbursed  ...........      2.20%(c)        5.43%(c)          2.95% (c)      6.18%(c)
Average commission rate (d)  ....................  $ 0.0020        $ 0.0029         $  0.0020       $ 0.0029

----------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) Amount represents less than $ 0.01 per share

See Notes to Financial Statements.

             C Shares                          Y Shares
-------------------------------      --------------------------
    Period                           Period
    Ended            Period          Ended           Period
    12/31/97(e)      Ended           12/31/97(e)     Ended
    (Unaudited)      6/30/97(e)      (Unaudited)     6/30/97(e)
    -----------      ----------      -----------     ----------
    $  12.92         $  10.95        $  12.92        $  10.00
    --------         --------        --------        --------

       (0.06)            0.01            0.01            0.07
       (1.65)            1.96           (1.65)           2.88
    --------         --------        --------        --------
       (1.71)            1.97           (1.64)           2.95
    --------         --------        --------        --------

        --               0.00(f)        (0.03)          (0.03)
       (0.27)            --             (0.27)           --
    --------         --------        --------        --------
       (0.27)            0.00(f)        (0.30)          (0.03)
    --------         --------        --------        --------
    $  10.94         $  12.92        $  10.98        $  12.92
    ========         ========        ========        ========
      (13.16)%          18.03%         (12.70)%         29.51%
    ========         ========        ========        ========

    $     33         $     24        $ 14,678        $  4,826
        2.74%(c)         2.54%(c)        1.73%(c)        1.54%(c)
       (0.90)%(c)        0.39%(c)        0.11%(c)        1.39%(c)
          52%              46%             52%             46%

        2.95%(c)         6.18%(c)        1.95%(c)        5.18%(c)
    $ 0.0020         $ 0.0029        $ 0.0020        $ 0.0029

See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                            A Shares                         B Shares
                                                     -------------------------        ------------------------
                                                     Period                           Period
                                                     Ended           Period           Ended           Period
                                                     12/31/97(e)     Ended            12/31/97(e)     Ended
                                                     (Unaudited)     6/30/97          (Unaudited)     6/30/97
                                                     -----------     ---------        -----------     --------
Net asset value, beginning of period ..............  $   10.89       $   11.30        $  10.85        $  11.02
                                                     ---------       ---------        --------        --------
Income from investment operations:
Net investment loss ...............................      (0.07)          (0.01)          (0.12)          (0.02)
Net realized and unrealized gain/(loss) on
  investments .....................................       0.81           (0.40)           0.82           (0.15)
                                                     ---------       ---------        --------        --------
Total from investment operations ..................       0.74           (0.41)           0.70           (0.17)
                                                     ---------       ---------        --------        --------
Less distributions:
Dividends from net investment income ..............       --              --              --              --
Distributions from net realized gains .............       --              --              --              --
                                                     ---------       ---------        --------        --------
Total distributions ...............................       --              --              --              --
                                                     ---------       ---------        --------        --------
Net asset value, end of period ....................  $   11.63       $   10.89        $  11.55        $  10.85
                                                     =========       =========        ========        ========
Total return (b) ..................................       6.80%          (3.63)%          6.45%          (1.54)%
                                                     =========       =========        ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............  $   2,427       $     664        $  4,020        $  1,063
Ratio of operating expenses to average net assets .       1.69%(c)        1.55%(c)        2.44%(c)        2.30%(c)
Ratio of net investment loss to average net assets       (1.23)%(c)      (0.95)%(c)      (1.98)%(c)      (1.70)%(c)
Portfolio turnover rate ...........................         29%             14%             29%             14%
Ratio of operating expenses to average net assets
  without expenses reimbursed .....................       2.55%(c)        7.33%(c)        3.30%(c)        8.08%(c)
Average commission rate (d) .......................  $  0.0460       $  0.1441        $ 0.0460        $ 0.1441

----------------
(a) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                C Shares                              Y Shares
-------------------------------          ---------------------------
    Period                               Period
    Ended              Period            Ended              Period
    12/31/97(e)        Ended             12/31/97(e)        Ended
    (Unaudited)        6/30/97           (Unaudited)        6/30/97
    -----------        --------          -----------        --------
    $  10.86           $  10.40          $  10.89           $  10.00
    --------           --------          --------           --------

       (0.12)             (0.01)            (0.06)             (0.03)
        0.81               0.47              0.81               0.92
    --------           --------          --------           --------
        0.69               0.46              0.75               0.89
    --------           --------          --------           --------

        --                 --                --                 --
        --                 --                --                 --
    --------           --------          --------           --------
        --                 --                --                 --
    --------           --------          --------           --------
    $  11.55           $  10.86          $  11.64           $  10.89
    ========           ========          ========           ========
        6.35%              4.42%             6.89%              8.90%
    ========           ========          ========           ========

    $  2,315           $    164          $  5,218           $  2,086
        2.44%(c)           2.30%(c)          1.44%(c)           1.30%(c)
       (1.98)%(c)         (1.70)%(c)        (0.98)%(c)         (0.70)%(c)
          29%                14%               29%                14%

        3.30%(c)           8.08%(c)          2.30%(c)           7.08%(c)
    $ 0.0460           $ 0.1441          $ 0.0460           $ 0.1441

See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              A Shares                               B Shares
                                                     -----------------------------        -----------------------------
                                                     Period                               Period
                                                     Ended              Period            Ended              Period
                                                     12/31/97(e)        Ended             12/31/97(e)        Ended
                                                     (Unaudited)        6/30/97(e)        (Unaudited)        6/30/97(e)
                                                     -----------        ----------        -----------        ----------
Net asset value, beginning of period ..............  $   11.35          $  10.10          $   11.32          $   9.85
                                                     ---------          --------          ---------          --------
Income from investment operations:
Net investment income/(loss) ......................      (0.03)             0.05              (0.07)             0.01
Net realized and unrealized gain/(loss) on
  investments .....................................      (1.11)             1.20              (1.10)             1.46
                                                     ---------          --------          ---------          --------
Total from investment operations ..................      (1.14)             1.25              (1.17)             1.47
                                                     ---------          --------          ---------          --------
Less distributions:
Dividends from net investment income ..............      (0.02)             --                 --                --
Distributions from net realized gains .............      (0.04)             --                (0.04)             --
                                                     ---------          --------          ---------          --------
Total distributions ...............................      (0.06)             --                (0.04)             --
                                                     ---------          --------          ---------          --------
Net asset value, end of period ....................  $   10.15          $  11.35          $   10.11          $  11.32
                                                     =========          ========          =========          ========
Total return (b) ..................................     (10.08)%           12.38%            (10.37)%           14.92%
                                                     =========          ========          =========          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............  $   1,168          $  1,103          $     183          $    128
Ratio of operating expenses to average net assets .       1.68% (c)         1.55%(c)           2.44% (c)         2.30%(c)
Ratio of net investment income/(loss) to average
  net assets ......................................      (0.60)% (c)        1.01%(c)          (1.36)% (c)        0.26%(c)
Portfolio turnover rate ...........................         22%               15%                22%               15%
Ratio of operating expenses to average net assets
  without expenses reimbursed .....................       1.84% (c)         2.56%(c)           2.61% (c)         3.31%(c)
Average commission rate (d) .......................  $  0.0220          $ 0.0238          $  0.0220          $ 0.0238

----------------
(a) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

                C Shares                              Y Shares
---------------------------------        -----------------------------
    Period                               Period
    Ended              Period            Ended              Period
    12/31/97(e)        Ended             12/31/97(e)        Ended
    (Unaudited)        6/30/97(e)        (Unaudited)        6/30/97(e)
    -----------        ----------        -----------        ----------
    $  11.33           $  10.03          $  11.35           $  10.00
    --------           --------          --------           --------

       (0.07)              0.01             (0.02)              0.07
       (1.09)              1.29             (1.10)              1.28
    --------           --------          --------           --------
       (1.16)              1.30             (1.12)              1.35
    --------           --------          --------           --------

        --                 --               (0.03)              --
       (0.04)              --               (0.04)              --
    --------           --------          --------           --------
        0.00               --               (0.07)              --
    --------           --------          --------           --------
    $  10.13           $  11.33          $  10.16           $  11.35
    ========           ========          ========           ========
      (10.27)%            12.96%            (9.94)%            13.50%
    ========           ========          ========           ========

    $     67           $     62          $ 44,274           $ 23,831
        2.43%(c)           2.30%(c)          1.43%(c)           1.30%(c)
       (1.35)%(c)          0.26%(c)         (0.35)%(c)          1.26%(c)
          22%                15%               22%                15%

        2.59%(c)           3.31%(c)          1.59%(c)           2.31%(c)
    $ 0.0220           $ 0.0238          $ 0.0220           $ 0.0238

See Notes to Financial Statements.

The Munder Funds
Notes To Financial Statements, December 31, 1997

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment company, which was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, which was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end investment company, which was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 31 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.

EQUITY FUNDS
MFI:
Munder Micro-Cap Equity Fund
Munder Mid-Cap Growth Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund

MFT:
Munder Accelerating Growth Fund
Munder Balanced Fund
Munder Growth & Income Fund
Munder International Equity Fund
Munder Small Company Growth Fund

Framlington:
Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund


      The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor") under supervision of the Boards of Trustees and Directors.

      Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Under this method such securities are valued initially at cost on the date of purchase (or on the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Forward Foreign Currency Contracts: Each Fund (except Munder Real Estate Equity Investment Fund) may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Equity Fund, Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Future Contracts: Each Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ (depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Fund's Advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Mid-Cap Growth Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Sub-investment Advisor, Administrator, Custodian, Transfer Agent and Other Related Party Transactions

      Munder Capital Management, an independent investment management firm, serves as each Fund's investment advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                         Fees on Assets         Fees on Assets
                                                       up to $500 Million   Exceeding $500 Million
                                                       ------------------   ----------------------
Munder Multi-Season Growth Fund  ....................         1.00%                  0.75%
                                                         Fees on Average
                                                         Daily Net Assets
                                                         ----------------
Munder Micro-Cap Equity Fund ........................         1.00%
Munder Accelerating Growth Fund,
  Munder Growth & Income Fund, Munder International
  Equity Fund, Munder Small Cap Value Fund, and
  Munder Small Company Growth Fund ..................         0.75%
Munder Mid-Cap Growth Fund, Munder Real
  Estate Equity Investment Fund and Munder
  Value Fund ........................................         0.74%
Munder Balanced Fund ................................         0.65%
Munder Framlington Emerging Markets Fund ............         1.25%
                                                          Fees on Assets         Fees on Assets
                                                        up to $250 Million   Exceeding $250 Million
                                                        ------------------   ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund. ............         1.00%                  0.75%


      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to The Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington Healthcare Fund and the Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets.

      The Advisor voluntarily waived fees and reimbursed expenses for the period ended December 31, 1997, for the following Funds:

                         Fund                           Fees Waived   Expenses Reimbursed
                         ----                           -----------   -------------------
Munder Micro-Cap Equity Fund ........................        --             $39,334
Munder Mid-Cap Growth Fund ..........................        --               6,481
Munder Multi-Season Growth Fund .....................     $627,047              --
Munder Framlington Emerging Markets Fund ............        --              42,677
Munder Framlington Healthcare Fund ..................        --              44,189
Munder Framlington International Growth Fund ........        --              34,476


      Funds Distributor, Inc. ("FDI" or the "Distributor") entered into Sub-Administration Agreements with First Data Investor Services Group prior to November 1, 1997 and State Street Bank and Trust Company after October 31, 1997, under which FDI provides certain administrative services with respect to the Funds. FDI's fee for these services is paid for by the administrator out of its own resources at no additional cost to the Funds.

      Comerica Bank ("Comerica") provides certain custodian and shareholder services to the Funds. Prior to November 1, 1997, Comerica received as compensation for its Custodian services fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios advised by the Advisor for which Comerica provided services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. Comerica earned $289,400 for its services to the Funds through October 31, 1997. After October 31, 1997, no compensation was paid to Comerica for its services as custodian to the Funds. As of November 1, 1997 State Street Bank & Trust Company became the sub-custodian to the Funds. For its services as sub-custodian, State Street receives a fee based on the aggregate average daily net assets of the Funds and certain other investment portfolios advised by the Advisor for which State Street provides custodial services, as well as certain transaction based fees. As of November 1, 1997, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers as compensation for the shareholder services provided to the Funds.

      State Street also serves as Sub-custodian to the Funds. As compensation for its services, the Sub-custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios advised by the Advisor for which the Sub-custodian provides services, computed daily and payable monthly at an annual rate of 0.01% of average daily net assets. The Sub-custodian also receives certain transaction based fees. Prior to November 1, 1997, Morgan Stanley Trust Company ("Morgan Stanley") served as the custodian of foreign securities for the Funds.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee consisting of a $20,000 annual retainer for services in such capacity plus $1,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor, Sub-Advisor, Comerica, Morgan Stanley, FDI, State Street or Investor Services Group received any compensation from MFI, MFT or Framlington.

3.  Shareholder Distribution and Service Plans

      FDI serves as the distributor of the Funds' shares. For the period ended December 31, 1997, the Distributor received $38,658, representing commissions (sales charges) on sales of Class A Shares of the Funds. For the period ended December 31, 1997, the Distributor received $73,906 in contingent deferred sales charges from Class B and Class C Shares of the Funds.

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of each Fund. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1997, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                           Class A      Class B      Class C       Class K
                           Shares       Shares       Shares        Shares
                         12b-I Fees   12b-I Fees   12b-I Fees   Service Fees
                         ----------   ----------   ----------   ------------
The Funds ............      0.25%        1.00%        1.00%         0.25%


4.  Securities Transactions

      For the period ended December 31, 1997, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Accelerating Growth Fund .....................      $119,868,767         $223,887,739
Munder Balanced Fund ................................        24,360,449           28,100,712
Munder Growth & Income Fund .........................        77,210,428          123,996,555
Munder International Equity Fund ....................        53,006,460           93,856,918
Munder Micro-Cap Equity Fund ........................        36,184,737           10,463,354
Munder Mid-Cap Growth Fund ..........................        42,757,043           28,755,657
Munder Multi-Season Growth Fund .....................       188,299,441           71,964,528
Munder Real Estate Equity Investment Fund ...........        24,105,431            2,991,059
Munder Small-Cap Value Fund .........................        77,357,776           31,075,999
Munder Small Company Growth Fund ....................       234,076,708          216,192,750
Munder Value Fund ...................................        73,810,237           52,122,758
Munder Framlington Emerging Markets Fund ............        56,704,381           15,372,996
Munder Framlington Healthcare Fund ..................        12,516,027            2,699,832
Munder Framlington International Growth Fund ........        34,526,534            8,603,281


      For the period ended December 31, 1997, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                              Cost of Purchases   Proceeds from Sales
                              -----------------   -------------------
Munder Balanced Fund  .....      $12,570,892          $17,236,116

      At December 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                          Tax Basis      Tax Basis
                                                         Unrealized     Unrealized
                                                        Appreciation   Depreciation
                                                        ------------   ------------
Munder Accelerating Growth Fund .....................   $ 31,295,908    $ 3,167,540
Munder Balanced Fund ................................     12,396,437        990,382
Munder Growth & Income Fund .........................     52,751,824      1,081,848
Munder International Equity Fund ....................     41,806,502     21,176,468
Munder Micro-Cap Equity Fund ........................      2,676,714      1,952,076
Munder Mid-Cap Growth Fund ..........................      3,479,850      2,457,948
Munder Multi-Season Growth Fund .....................    206,208,595      9,027,558
Munder Real Estate Equity Investment Fund ...........     17,138,192         95,435
Munder Small-Cap Value Fund .........................     19,817,811      2,474,402
Munder Small Company Growth Fund ....................     61,369,989     13,781,159
Munder Value Fund ...................................     18,854,246      1,569,823
Munder Framlington Emerging Markets Fund ............      1,288,866      6,208,847
Munder Framlington Healthcare Fund ..................      1,597,586      1,102,362
Munder Framlington International Growth Fund ........      3,376,489      5,571,940


5. Geographic and Industry Concentration

      The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Richard H. Rose, Assistant Treasurer
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Teresa M.R. Hamlin, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNEQ97

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                  Semi-Annual
                                                                       Report



The Munder Funds
Investments                                                 December 31, 1997
for all seasons


                                                      THE MUNDER INCOME FUNDS
                                                                         Bond
                                                            Intermediate Bond
                                                           International Bond
                                                       U.S. Government Income
                                                Michigan Triple Tax-Free Bond
                                                                Tax-Free Bond
                                                   Tax-Free Intermediate Bond
                                                          Short Term Treasury

                                                THE MUNDER MONEY MARKET FUNDS
                                                              Cash Investment
                                                                 Money Market
                                                        Tax-Free Money Market
                                                   U.S. Treasury Money Market

The Munder Funds
   Letter to shareholders
                                             "...the key to these results
                                              has been the investment Munder
                                              has made in our research
                                              capabilities and personnel."

DEAR FELLOW SHAREHOLDERS:


     Once again, I am very pleased to report to you the results of The Munder Family of Funds. In addition to being a stellar year for the financial markets, 1997 proved to be an exceptional period for The Munder Funds. I take pride in sharing with you that over 60% of our equity funds and over 70% of our fixed income and money market funds returned above-average performance for the year ended December 31, 1997. I hope that you are also pleased with the performance of our mutual investment.


     Also of importance to me is the fact that during the course of 1997 we added several new funds to the Munder Family of Funds. Eight equity funds and one bond fund were added, rounding out our line up of funds, and providing shareholders with the depth and breadth of investment choices they are demanding. Each one of these funds provided competitive returns in their categories.


     While Munder Capital Management has historically been known for its Multi-Season Growth Fund equity style, known as GARP, this year we saw all the pieces of our strategy come together to bring our shareholders very competitive returns in several styles, including Large-Cap Value, Small-Cap Growth and Small-Cap Value, Technology, and Growth and Income. Similar results were achieved in our Tax-Free Bond styles and Intermediate Bond Funds. The key to these results has been the investment Munder Capital Management as advisor, has made in our research capabilities and personnel.


     We value your faith in us and your continued support. If you have any questions, please call the Funds at 1-800-4MUNDER, or contact your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you for your confidence in Munder Capital Management and the Munder Family of Funds.




                 Very Truly yours,




                  /s/ Lee Munder

                 Lee Munder, President

Table of
    Contents
-----------------------------------------------------------------------------

FIXED INCOME FUNDS OVERVIEW
            iii   Munder Bond Fund
            iii   Munder Intermediate Bond Fund
            iv    Munder International Bond Fund
            iv    Munder U.S. Government Income Fund
            v     Munder Michigan Triple Tax-Free Bond Fund
            v     Munder Tax-Free Bond Fund
            v     Munder Tax-Free Intermediate Bond Fund
            v     Munder Short Term Treasury Fund
PORTFOLIO OF INVESTMENTS -- Income Funds:
            1     Munder Bond Fund
            4     Munder Intermediate Bond Fund
            7     Munder International Bond Fund
            10    Munder U.S. Government Income Fund
            13    Munder Michigan Triple Tax-Free Bond Fund
            18    Munder Tax-Free Bond Fund
            24    Munder Tax-Free Intermediate Bond Fund
            31    Munder Short Term Treasury Fund
                  Money Market Funds:
            32    Munder Cash Investment Fund
            34    Munder Money Market Fund
            36    Munder Tax-Free Money Market Fund
            46    Munder U.S. Treasury Money Market Fund
            48    Financial Statements
            70    Financial Highlights
            106   Notes to Financial Statements

                                  ---------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion of
   Fund Performance

-----------------------------------------------------------------------------

The Investment Environment

      The U.S. economy provided a strong foundation for the financial markets during 1997. At year-end, the unemployment rate and the budget deficit were at 24-year lows and inflation remained at its lowest point in over a decade. This benign economic environment led to declining interest rates during 1997 and corporate profits that have shown stronger and more sustained growth than ever before. Although economic growth was stronger than anticipated at the start of the year, inflationary pressures remained minimal. The Consumer Price Index increased by only 1.7% for 1997, the lowest rate of increase since 1986.

      While the current economic environment remains positive, investors are now focused on the potential impact of the turmoil in Southeast Asia on the U.S. economy. The devaluation of Asian currencies and falling import prices will help to keep U.S. inflation in check. What remains to be seen is the impact on overall corporate profits and U.S. economic growth. At this point, the U.S. labor market remains tight and most analysts anticipate that the U.S. economy will grow by 2.0% to 2.5% in 1998. The still-developing Asian situation, however, is the major wild card for the economy in 1998.

Fixed Income Funds Overview

      During the fourth quarter of 1997, the focus of the financial markets was primarily on the developing crisis in Southeast Asia. This crisis, which began in the region's currency markets, spread to Asian equity markets. As usually happens during periods of volatility in international markets, the U.S. Treasury market benefited from its "safe haven" status. Additionally, the U.S. fixed income market as a whole began to look more attractive to investors on a fundamental basis. This was because the devaluation of foreign currencies had the potential to lead to lower U.S. inflation through lower import prices, allowing the Federal Reserve to hold short-term rates steady. Until the events in Southeast Asia, investors had anticipated at least a modest tightening in rates by the Federal Reserve.

      During the fourth quarter, rates on the 30 year Treasury bond fell from 6.41% to 5.93%, a decline of almost one-half of a percentage point. Short-term rates fell by a smaller 0.15 of a percentage point. The result was a narrowing of the gap between shorter-term and longer-term rates.

      U.S. Treasury bonds were the best performing asset class in the U.S. fixed income market during the fourth quarter of 1997. The performance of corporate bonds, which had experienced strong returns earlier in the year, was hurt primarily by the weak performance of debt issued by Asian governments and corporations. For example, the Government of Korea had been the sixth largest issuer of investment grade corporate debt denominated in U.S. dollars. (Note: Debt issued by foreign governments is included in the corporate bond sector.) Korean debt began the fourth quarter with yields of approximately 7.9%. By the end of the quarter, the yield on Korean debt had jumped to almost 13% with a corresponding decline in price and had moved from investment grade to junk bond status. Other corporate bonds also experienced rising yields and declining prices for the fourth quarter as the market began to price in a higher risk premium for the sector as a whole.

-----------------------------------------------------------------------------

      Mortgage-backed securities underperformed during the fourth quarter as a lower interest rate environment led to expectations of faster pre-payments and therefore a significantly shorter expected maturity for these securities. Heavy homeowner refinancing is expected as home mortgage rates fell to their lowest level since late 1993.

      Munder Capital Management has always maintained a focus on high quality fixed income issues. Given the current volatility in the financial markets, we anticipate that high quality debt will increasingly be awarded a premium by other investors as well.

      [Please note: In some of the following commentary, the Munder bond funds are compared to various indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of the Funds' expenses. Since the various indices are not actively managed funds, there are no expenses netted against their returns.]

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of class Y shares, net of Fund expenses.

MUNDER BOND FUND

Fund Managers: James C. Robinson and Gregory A. Prost, CFA

      The Fund earned a 6.35% return for the six-month period ended December 31, 1997. This compares to the 6.83% return for the Lehman Government/Corporate Bond Index and the average return of 6.27% for the Lipper universe of Corporate Debt A Rated funds for the same time period. The Fund has earned above-average returns for the three-month and six-month periods ended December 31, 1997.

      A key factor in the strong performance of the Fund for the fourth quarter was its focus on high quality. The turmoil in the Southeast Asian financial and currency markets led to a flight to quality. Issuers paid dearly for perceived credit risk, as previously investment grade bonds issued by countries such as Korea moved to junk bond status. In this environment, the Fund's emphasis on quality was rewarded by the markets.

MUNDER INTERMEDIATE BOND FUND

Fund Manager: Anne K. Kennedy

      The Fund generated a return of 4.52% for the six-month period ended December 31, 1997. This compares to the 4.90% return for the Lehman Intermediate Government/Corporate Bond Index and average return of 3.98% for the Lipper universe of short intermediate investment grade debt funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns for the one-month, , six-month, nine-month and three-year periods ended December 31, 1997.

      In the unsettled fixed income environment that characterized the fourth quarter, the high quality of the portfolio was awarded a premium by investors. As the economic and financial woes of

-----------------------------------------------------------------------------

Southeast Asian countries deepened, investors became increasingly sensitive to the credit risk associated with any fixed income issues. The flight to quality led to strong performance of high quality issues and this helped to boost the performance of the Fund.

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Gregory A. Prost, CFA

      The Fund earned a return of (1.67)% for the six-month period ended December 31, 1997. This compares to the return of (1.18)% for the Salomon Brothers Non-U.S. $ World Government Bond Index and the average return of 0.91% for the Lipper universe of international income funds for the same time period.

      While most international bond markets saw increases in price and decreases in yield for the quarter and the year ended December 31, 1997, the strength of the U.S. dollar more than offset any gains. This gave the Fund and its various benchmarks a negative return for the fourth quarter and the year. Unexpectedly, the anglo-dollar bloc currencies of Canada and Australia did not keep pace with the U.S. dollar. In fact, because of the relative decline in the value of its currency, Australia was the worst performing market in the Salomon Index, underperforming the average return by 7.5%. The Australian dollar was indirectly impacted by the Asian crisis because of Australia's geographic proximity to that region. The market is pricing into Australian currency the negative effects of falling commodity prices on their commodity-based economy. Japan, which was the second worst performing market in the Salomon Index, was also negatively affected by the financial crisis in the region.

      Given relative currency movements during the fourth quarter, Fund performance was held back by its overweighting of Canada and Australia. The Fund's underweighting of Japan helped to protect it from the negative performance of Japanese bonds. We are beginning the new year with a maximum underweighting in Japan (10%) and a reduced weighting in the anglo-dollar bloc countries.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Manager: Peter G. Root

      The Fund exhibited a return of 5.85% for the six-month period ended December 31, 1997. This compares to the 6.78% return for the Lehman Government Bond Index and the average return of 6.30% for the Lipper universe of general U.S. government funds for the same time period. The Fund has earned above-average returns for the one-year, two-year, three-year, five-year and ten-year periods ended December 31, 1997.

      The performance of the Fund was held back during the fourth quarter by the weak performance of mortgage-related government securities, which have a relatively heavy weighting in the Fund. The presence of mortgage securities in the portfolio had been a positive factor during much of the year. However, in the fourth quarter, the significant decline in interest rates led to investors' expectations that the rate of pre-payment for mortgage-related securities would accelerate significantly. The result of faster pre-payments is shorter maturities for mortgage-related securities, making them less attractive in a strong bond market environment.

-----------------------------------------------------------------------------
MUNDER MICHIGAN TRIPLE TAX-FREE BOND FUND
MUNDER TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Munder Michigan Triple Tax-Free Bond Fund earned a return of 6.72% for the six- month period ended December 31, 1997. This compares to return of 7.02% for the Lehman Brothers 20-Year Municipal Index and the average return of 5.59% for the Lipper universe of Michigan municipal debt funds for the same time period. In addition to the three-month and one- year periods, the Fund has earned above-average returns for the one-month, six-month, nine-month, two-year, three-year and five-year periods ended December 31, 1997.

      The Munder Tax-Free Bond Fund earned a return of 6.80% for the six-month period ended December 31, 1997. This compares to the 7.02% return for the Lehman 20-Year Municipal Index and the average return of 5.95% for the Lipper universe of general municipal debt funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns within its Lipper universe for the one-month, six-month, nine-month, two- year and five-year periods ended December 31, 1997.

      A number of features of the Funds helped them to outperform their Lipper universes. A change in the structure of the Funds' portfolios has been one factor in their positive performance. Part of the change was to increase the emphasis on non-callable bonds. This has helped to make the performance of each Fund more responsive to changes in interest rates. A lengthening of the average maturity of the Funds has also boosted performance, given the environment of declining interest rates. Finally, the high quality which characterizes each of Munder's fixed income portfolios was a characteristic that was prized by investors during the quarter and the year ended December 31, 1997.

MUNDER TAX-FREE INTERMEDIATE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Fund earned a return of 3.75% for the six-month period ended December 31, 1997, relative to the return of 4.15% for the Lehman Mutual Fund Intermediate-Short Municipal Index and the average return of 4.56% for the Lipper universe of intermediate municipal debt funds for the same time period. The performance of the Fund relative to its Lipper universe continues to reflect its shorter maturity and more defensive structure than the average fund in the Lipper intermediate universe. It will therefore tend to underperform intermediate universes but do well relative to shorter-term municipal funds in strong markets such as those that characterized most of 1997.

MUNDER SHORT TERM TREASURY FUND

Fund Manager: Sharon E. Fayolle

      The Fund exhibited a return of 3.04% for the six-month period ended December 31, 1997, relative to the 3.37% return for the Merrill Lynch 0-3 Year Treasury Index and a 3.59% average return for the Lipper universe of short-term U.S. Treasury funds for the same time period. The Fund began operation in January 1997.

-----------------------------------------------------------------------------
      During the fourth quarter of 1997, interest rates declined sharply and U.S. bond prices rose as turmoil in the Southeast Asian financial and currency markets caused the U.S. Treasury market to benefit from its "safe haven" status. Additionally, the U.S. Treasury market began to look more attractive on a fundamental basis, as investors came to anticipate that the Federal Reserve would hold monetary policy steady rather than engage in a tightening of policy as had been expected.

      The purpose of the Fund is to offer a defensive fixed income vehicle for investors. Its goal is to provide higher returns than money market funds with minimal price volatility. It is more defensive in nature than its Lipper universe, particularly because of a much shorter average maturity. As a result, the Fund tends to underperform its Lipper benchmark universe in strong markets characterized by declining interest rates and rising bond prices. The Fund has continued to meet its goal of earning returns higher than money market returns with minimal price volatility.

Munder Bond Fund
Portfolio of Investments, December 31, 1997

Principal
Amount                                                         Value
---------                                                      -----


ASSET BACKED SECURITIES -- 9.8%
$1,900,000 Advanta Mortgage Loan  Trust,
            Series 1997-2, Class A2,
            7.050% due 05/25/2021                            $ 1,924,358
2,500,000  Banc One Credit Card Master
            Trust, Series 1994-C,
            Series A,
            7.800% due 12/15/2000                              2,539,775
           Merrill Lynch Mortgage
            Investors, Inc., Class A,
  460,032    Series 87-C,
            10.100% due 12/15/2007                               472,968
   65,127    Series 89-B,
            10.800% due 04/15/2009                                65,908
5,500,000  Residential Accredit Loans, Inc.,
            Series 1997 QS5 Class A 5,
            7.250% due 06/25/2027                              5,530,938
           Standard Credit Card Master
            Trust, Class A,
6,000,000   Series 1995-10,
            5.900% due 02/07/2001                              5,993,760
5,940,000   Series 1994-2,
            7.250% due 04/07/2008                              6,309,230
2,300,000   Union Acceptance Corporation, Class
            A3, Series 1996-C, 6.630% due
            10/08/2003+                                        2,331,947
                                                            ------------

  TOTAL ASSET BACKED SECURITIES
   (Cost $24,961,076)                                         25,168,884
                                                            ------------

COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO) -- 4.0%
1,443,659  CMO Trust, Class F, Series 60,
            9.000% due 08/01/2016                              1,466,036
3,595,000  Federal Home Mortgage
            Corporation, Series #1541,
            Class F,
            6.250% due 05/15/2019                              3,583,855
1,925,000  Federal Home Mortgage
            Corporation, Series 1702-A,
            Class PD,
            6.500% due 04/15/2022                              1,936,916
 3,066,000 Federal Home Mortgage
            Corporation, Series 1752
            Class K,
            8.000% due 07/15/2007                              3,202,192
                                                            ------------

TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO)
  (Cost $10,105,828)                                          10,188,999
                                                            ------------


CORPORATE BONDS AND NOTES -- 39.9%
    Finance -- Domestic -- 18.1%
4,600,000  American Express Company,
            Global Bond,
            6.750% due 06/23/2004                              4,718,910
2,100,000  American General Institutional
            Capital,
            7.570% due 12/01/2045++                            2,166,822
4,000,000  AT&T Capital Corporation,
            MTN,
            6.490% due 05/17/1999                              4,023,360
   24,780  Bank of America National Trust,
            9.000% due 03/01/2008                                 25,145
4,500,000  Countrywide Capital III,
            Subordinated Capital Income
            Secs Series B,
            8.050% due 06/15/2027++                            5,007,240
2,500,000  Ford Motor Credit Corporation,
            8.375% due 01/15/2000                              2,610,600
5,500,000  GMAC, Senior Note,
            6.375% due 12/01/2001                              5,515,510
4,550,000  KFW International Finance, Inc.,
            8.000% due 02/15/2010                              5,160,474
3,540,000  Liberty Mutual Capital
            Corporation, MTN,
            8.100% due 01/14/2005++                            3,860,936
2,100,000  MIC Financing Trust I,
            Capital Trust,
            8.375% due 02/01/2027++                            2,255,589
5,250,000  National Westminster Bank,
            7.750% due 04/29/2049                              5,578,125
4,520,000  Pitney Bowes Credit
            Corporation,
            8.625% due 02/15/2008                              5,277,778
                                                            ------------
                                                              46,200,489
                                                            ------------
    Finance -- Foreign -- 5.5%
4,600,000  Beta Finance Corporation,
            6.625% due 07/02/2002                              4,671,300
4,500,000  Swedish Export Credit Corp.,
            6.010% due 06/19/2000                              4,492,350
4,800,000  Toronto Dominion Bank,
            6.750% due 06/13/2002                              4,895,040
                                                            ------------
                                                              14,058,690
                                                            ------------
    Government Agency -- Foreign -- 2.3%
5,015,000  British Columbia Hydro Power
            Corporation,
            12.500% due 01/15/2014                             5,505,467
  401,000  Manitoba Province Canada,
            9.500% due 09/15/1998                                410,331
                                                            ------------
                                                               5,915,798
                                                            ------------
    Industrial -- 5.1%
3,895,000  Anheuser Busch Companies,
            9.000% due 12/01/2009                              4,679,765
3,480,000  Motorola Inc., Debenture,
            6.500% due 09/01/2025                              3,585,096
4,400,000  Wal-Mart Stores,
            8.625% due 04/01/2001                              4,714,468
                                                            ------------
                                                              12,979,329
                                                            ------------
    Supranational -- 4.3%
3,950,000  African Development Bank,
            Notes,
            6.750% due 07/30/1999                              3,997,439
6,500,000  European Investment Bank,
            7.250% due 04/23/2007                              6,995,625
                                                            ------------
                                                              10,993,064
                                                            ------------
    Transportation -- 0.4%
 1,000,000 Consolidated Rail Corporation,
            MTN,
            7.000% due 07/01/1999                              1,014,010
                                                            ------------
    Utility -- Electric -- 4.2%
2,500,000  Montana Power Company,
            Series A, MTN,
            8.680% due 02/07/2022                              2,754,175
4,100,000  National Rural Utilities,
            7.300% due 09/15/2006                              4,360,391
3,700,000  Puget Sound Energy, Inc.,
            7.020% due 12/01/2027                              3,732,190
                                                            ------------
                                                              10,846,756
                                                            ------------

TOTAL CORPORATE BONDS AND NOTES
  (Cost $100,805,125)                                        102,008,136
                                                            ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 19.3%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 0.9%
            FHLMC:
1,810,868  Pool #E62394, Gold,
            7.500% due 09/01/2010                              1,856,900
  570,680  Pool #200021,
            10.500% due 11/01/2000                               599,614
                                                            ------------
                                                               2,456,514
                                                            ------------
    Federal Housing Authority
      (FHA)   - 1.4%
3,471,337  FHA,
           Project Loan 234 1015,
            8.125% due 07/01/2035                              3,585,782
                                                            ------------
    Federal National Mortgage Association
      (FNMA) -- 11.4%
         FNMA:
3,403,078  Pool #100081,
            11.500% due 08/01/2016                             3,813,591
           Pool #250345,
2,007,410   7.000% due 09/01/2025                              2,021,662
3,800,000   7.150% due 08/27/2012                              3,838,000
3,378,834  Pool #303105,
            11.000% due 11/01/2020                             3,721,516
6,547,000  REMIC Trust 1990-41 Class D,
            9.500% due 04/25/2020                              6,987,941
6,150,000  REMIC Trust 1993 183 Class H,
            6.500% due 03/25/2022                              6,174,108
 2,510,000 REMIC Trust 1997 G1 Class K,
            6.750% due 02/18/2004                              2,570,290
                                                            ------------
                                                              29,127,108
                                                            ------------
    Government Agency Debentures -- 1.8%
4,600,000  Tennessee Valley Authority,
            6.375% due 06/15/2005                              4,693,334
                                                            ------------
    Government National Mortgage Association
           (GNMA) -- 3.8% GNMA:
4,810,848  Pool #371438,
            6.500% due 01/15/2024                              4,768,849
4,764,477  Pool #780359,
            7.500% due 12/15/2023                              4,897,454
                                                            ------------
                                                               9,666,303
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $49,257,543)                                          49,529,041
                                                            ------------


U.S. TREASURY OBLIGATIONS -- 22.5%
    U.S. Treasury Bonds -- 11.4%
26,125,000 6.875% due 08/15/2025                              29,133,294
                                                            ------------
    U.S. Treasury Inflation Index Security -- 1.0%
 2,799,555 3.375% due 01/15/2007                               2,726,067
                                                            ------------
    U.S. Treasury Notes -- 10.1%
 2,385,000 7.875% due 01/15/1998                               2,388,005
 3,000,000 6.875% due 07/31/1999                               3,053,700
11,400,000 7.750% due 01/31/2000                              11,856,114
 1,000,000 7.500% due 11/15/2001                               1,059,840
 6,765,000 7.875% due 11/15/2004                               7,562,390
                                                            ------------
                                                              25,920,049
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $56,550,987)                                         57,779,410
                                                            ------------
REPURCHASE AGREEMENT -- 2.5%
  (Cost  $6,358,000)
6,358,000   Agreement with State Street Bank
              and Trust Company,
              6.000% dated 12/31/1997,
              to be repurchased at $6,360,119
              on 01/02/1998, collateralized
              by $5,130,000
              U.S. Treasury Note,
              8.125% maturing
              05/15/2021
              (value $6,488,711)                               6,358,000
                                                            ------------
TOTAL INVESTMENTS
  (Cost  $248,038,559*)                              98.0%   251,032,470
OTHER ASSETS AND
  LIABILITIES (Net)                                   2.0      5,080,319
                                                    -----   ------------
NET ASSETS                                          100.0%  $256,112,789
                                                    =====   ============


---------
 *  Aggregate cost for Federal tax purposes.
 + Floating rate note. The interest shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
 MTN -- Medium Term Note

Munder Intermediate Bond Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                         Value
---------                                                      -----


ASSET BACKED SECURITIES -- 13.3%
  $11,147,000 Banc One Credit Card
                 Master Trust,
                 Series 1994-C, Class A,
                 7.800% due 12/15/2000                      $ 11,324,349
   11,550,000 California Infrastructure
                 SCE-1, Series 1997-1,
                 Class A1,
                 5.980% due 12/26/2000                        11,557,276
    5,500,000 Charming Shoppes
                 Master Trust,
                 Series 1194-1, Class A,
                 7.000% due 04/15/2003                         5,563,800
    5,000,000 Dayton Hudson Credit Card,
                 Series 1995-1A,
                 6.100% due 02/25/2002                         5,004,900
   10,000,000 Discover Card Trust,
                 Series 1991-DA,
                 8.000% due 10/16/2000                        10,120,400
   10,000,000 First Deposit Master Trust,
                 Series 1993-2A,
                 5.750% due 06/15/2001                         9,992,000
   10,000,000 Sears Credit Company,
                 Master Trust,
                 Series 1995-4A,
                 6.250% due 01/15/2003++                      10,018,400
   11,320,000 Standard Credit Card
                 and Trust, Series 1990-6A,
                 7.850% due 02/07/2002                        11,703,748
                                                            ------------
   TOTAL ASSET BACKED SECURITIES
   (Cost  $75,420,765)                                        75,284,873
                                                            ------------


CORPORATE BONDS AND NOTES -- 30.2%
     Banking and Financial Services --  21.3%
   10,000,000 America Express Bank, Ltd.,
                 5.934% due 02/10/2004+                        9,823,000
              Associates Corporation of
                 North America:
    5,000,000    6.000% due 03/15/2000                         4,990,350
    2,570,000 MTN,
                 8.250% due 10/15/2004                         2,828,645
   11,500,000 AT&T Capital Corporation,
                 MTN,
                 6.180% due 12/03/1999                        11,507,360
    5,897,000 BankAmerica Corporation,
                 MTN,
                 5.925% due 08/15/2003+                        5,897,000
   10,000,000 Beneficial Corporation,
                 6.390% due 10/07/2002                        10,022,400
    5,000,000 Discover Credit Card
                 Corporation, MTN,
                 9.000% due 04/01/1998                         5,038,050
    4,250,000 Federal Home Loan Mortgage
                 Corporation,
                 6.000% due 04/25/2000                         4,253,825
              Ford Motor Credit Corporation:
    9,425,000    7.250% due 05/15/1999                         9,584,000
    2,260,000    6.500% due 02/15/2006                         2,273,944
    2,750,000 International Lease Finance
                 Corporation,
                 5.500% due 01/15/1999                         2,738,890
    7,980,000 KFW International
                 Finance, Inc.,
                 8.000% due 02/15/2010                         9,050,677
    6,420,000 Liberty Mutual Capital
                 Corporation, MTN,
                 8.100% due 01/14/2005                         7,002,037
    2,750,000 MIC Financing Trust I,
                 8.375% due 02/01/2027                         2,953,747
    6,433,000 Midland American Capital,
                 12.750% due 11/15/2003                        6,775,364
   10,000,000 Norwest Financial Inc.,
                 6.375% due 09/15/2002                        10,056,200
    4,465,388 Textron Financial Corporation
                 Receivables,
                 6.050% due 03/16/2009                         4,465,477
    4,000,000 U.S. Leasing International,
                 MTN,
                 9.880% due 03/06/2001                         4,415,520
    3,500,000 U.S. West Financial Services,
                 Inc.,
                 8.375% due 10/18/1999                         3,626,420
    3,270,000 Union Bank Switzerland,
                 7.250% due 07/15/2006                         3,454,984
                                                            ------------
                                                             120,757,890
                                                            ------------
       Industrial --  6.2%
    1,180,000 Alcan Aluminum,
                9.200% due 03/15/2001                          1,188,036
    2,750,000 American General Institutional
                Capital, Series A,
                7.570% due 12/01/2045+++                       2,837,505
    4,178,000 Anheuser Busch Companies,
                9.000% due 12/01/2009                          5,019,783
    1,365,000 Columbia Pictures
                 Entertainment Inc.,
                9.875% due 02/01/1998                          1,367,853
    5,000,000 General Motors,
                9.625% due 12/01/2000                          5,449,400
   10,000,000 Merck & Co,
                5.760% due 05/03/2037                         10,225,000
    4,500,000 Montana Power Company,
                 MTN,
                8.680% due 02/07/2022                          4,957,515
    4,100,000 Times Mirror Co.,
                6.610% due 09/15/2027                          4,195,940
                                                             -----------
                                                              35,241,032
                                                             -----------
     Utility -- Electric --  1.0%
    5,625,000 National Rural Utilities,
                6.300% due 11/19/2001                          5,618,757
                                                             -----------
     Utility -- Telephone --  1.7%
    9,500,000 Michigan Bell Telephone,
                5.875% due 09/15/1999                          9,490,690
                                                             -----------

TOTAL CORPORATE BONDS AND NOTES
   (Cost  $170,037,099)                                      171,108,369
                                                            ------------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS -- 28.9%
     Federal Home Loan Mortgage Corporation (FHLMC) --  6.6%
             FHLMC:
    5,174,228 Pool #A00813,
                9.000% due 10/01/2020                          5,475,886
    1,421,149 Pool #E61740,
                9.000% due 04/01/2010                          1,481,178
   13,835,709 Pool #E63697, Gold,
                6.500% due 02/01/2011                         13,861,305
    9,393,196 Pool #E63967, Gold,
                6.500% due 02/01/2011                          9,410,010
    3,446,358 Pool #F70013, Gold,
                7.000% due 12/01/2011                          3,498,984
    4,064,926 Pool #G50249, REMIC,
                8.500% due 03/01/2000                          4,152,647
                                                             -----------
                                                              37,880,010
                                                             -----------
     Federal National Mortgage Association
       (FNMA) --  9.2%
             FNMA:
    6,000,000 7.150% due 08/27/2012                            6,060,000
   11,000,000 Global Bond,
                6.550% due 09/12/2005                         11,332,970
    3,398,785 Pool #070225,
                7.500% due 08/01/2018                          3,470,874
    8,288,665 Pool #250550,
                6.500% due 05/01/2026                          8,188,040
    9,743,976 Pool #303108,
                6.500% due 09/01/2024                          9,633,966
   13,682,678 Pool #303922,
                6.000% due 05/01/2016                         13,382,754
                                                             -----------
                                                              52,068,604
                                                             -----------
     Government Agency Debentures --  12.5%
   50,000,000 AID-Israel,
                 0.000% due 02/15/2004                        34,735,500
   17,675,000 Federal Home Loan Bank,
                 5.285% due 02/21/2001                        17,351,547
    8,304,013 Government National
                 Mortgage Association,
                 Pool #780359,
                 7.500% due 12/15/2023                         8,535,778
   10,000,000 Tennessee Valley Authority,
                 6.375% due 06/15/2005                        10,202,900
                                                            ------------
                                                              70,825,725
                                                            ------------
     Small Business Administration (SBA) --  0.6%
    3,400,880 SBA, Pool #502796,
                 6.500% due 11/25/2019                         3,434,889
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost  $160,145,705)                                      164,209,228
                                                            ------------
U.S. TREASURY OBLIGATIONS -- 25.5%
     U.S. Treasury Inflation Index
       Security --  0.9%
    5,090,100 3.375% due 01/15/2007                            4,956,485
                                                            ------------
     U.S. Treasury Notes --  24.6%
   10,000,000 6.000% due 05/31/1998                           10,019,800
   15,850,000 8.250% due 07/15/1998                           16,076,496
   25,500,000 6.875% due 07/31/1999                           25,956,450
   15,000,000 6.000% due 08/15/1999                           15,072,000
   18,420,000 7.750% due 01/31/2000                           19,156,984
    1,650,000 7.750% due 02/15/2001                            1,744,298
    6,000,000 6.625% due 07/31/2001                            6,167,340
   42,795,000 7.500% due 11/15/2001                           45,355,853
                                                            ------------
                                                             139,549,221
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost  $144,669,180)                                      144,505,706
                                                            ------------
REPURCHASE AGREEMENT -- 0.7%
   (Cost  $4,162,000)
    4,162,000 Agreement with State Street
                 Bank and Trust Company,
                 6.000% dated 12/31/1997,
                  to be repurchased at
                 $4,163,387 on 01/02/1998,
                 collateralized by
                 $3,740,000 U.S. Treasury
                 Note, 6.875% maturing
                 08/15/2025
                 (value $4,246,071)                            4,162,000
                                                            ------------
TOTAL INVESTMENTS
   (Cost  $554,434,749*)                          98.6%      559,270,176
OTHER ASSETS AND
   LIABILITIES (Net)                               1.4         8,112,487
                                                 -----      ------------
NET ASSETS                                       100.0%     $567,382,663
                                                 =====      ============

----------

  *  Aggregate cost for Federal tax purposes.
  + Floating rate note. The interest rate shown reflects the rate currently in effect.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

Munder International Bond Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                         Value
---------                                                      -----

Australia -- 2.8%
    Government -- 2.8%
AUD     2,000,000 Queensland Treasury Corporation,
                  Government Bond, Series 5,
                    6.500% due 06/14/2005                  $   1,326,507
                                                            ------------
Belgium -- 3.9%
    Government -- 3.9%
BEF    61,000,000 Kingdom of Belgium, Series 10,
                    8.750% due 06/25/2002                      1,899,922
                                                            ------------
Canada -- 6.6%
    Government -- 6.6%
                  Government of Canada:
CAD     3,000,000   7.500% due 12/01/2003                      2,310,696
        1,000,000   8.000% due 06/01/2023                        886,113
                                                            ------------
                                                               3,196,809
                                                            ------------
Denmark -- 5.4%
    Government -- 5.4%
DKK    15,750,000 Kingdom of Denmark,
                    8.000% due 05/15/2003                      2,595,386
                                                            ------------
Finland -- 1.4%
    Government -- 1.4%
FIM     3,000,000 Republic of Finland,
                    9.500% due 03/15/2004                        672,664
                                                            ------------
France -- 18.0%
    Finance -- 4.3%
FRF    12,000,000 Case Refinance Hypo,
                    8.500% due 03/05/1999                      2,092,648
    Government--  9.5% Government of France:
       22,500,000   5.500% due 04/25/2007                      3,796,045
        3,600,000   8.500% due 12/26/2012                        774,851
    Supranational -- 4.2%
       12,000,000 Eurofima,
                    5.625% due 11/25/1999                      2,040,808
                                                            ------------
                                                               8,704,352
                                                            ------------
Germany -- 14.5%
    Finance -- 4.9%
DEM     2,600,000 Bayerische Vereinsbank New York,
                    Global Bond,
                    4.500% due 06/24/2002                      1,420,717
        1,700,000 Sudwest LB Capital Markets,
                    5.000% due 02/08/1999                        953,879
    Government -- 7.5%
        6,000,000 Federal Republic of Germany, Series 95,
                    6.500% due 10/14/2005                      3,597,099
    Supranational -- 2.1%
        1,750,000 International Bank of Reconstruction
                     & Development,
                    7.250% due 10/13/1999                      1,019,970
                                                            ------------
                                                               6,991,665
                                                            ------------
Japan -- 18.2%
    Finance -- 4.3%
JPY   230,000,000 Asian Development Bank,
                    5.000% due 02/05/2003                      2,071,973
    Government-- 9.8%
      580,000,000 Government of Japan,
                    2.600% due 09/20/2007                      4,715,692
    Supranational-- 4.1%
      220,000,000 Intermediate America Development Bank,
                    6.000% due 10/30/2001                      1,994,524
                                                            ------------
                                                               8,782,189
                                                            ------------
Netherlands -- 5.0%
    Government -- 5.0%
NLG     4,300,000 Government of Netherlands, Series 2,
                    8.250% due 06/15/2002                      2,406,337
                                                            ------------
Sweden -- 2.8%
    Government -- 2.8%
SEK    10,500,000 Government of Sweden, Series 1038,
                    6.500% due 10/25/2006                      1,370,776
                                                            ------------
United Kingdom -- 7.9%
    Finance -- 2.5%
GBP      750,000  General Electric Capital Corporation,
                    7.500% due 12/01/1998                      1,229,565
    Government -- 2.7%
         650,000  United Kingdom Treasury,
                    8.000% due 06/07/2021                      1,296,163
    Supranational-- 2.7%
 GBP     750,000  European Investment Bank,
                    8.500% due 11/06/2001                      1,294,239
                                                            ------------
                                                               3,819,967
                                                            ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $43,728,649)                                          41,766,574
                                                            ------------

GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
 GBP      600,000 Federal National Mortgage Association,
                    Global Bond,
                    6.875% due 06/07/2002                        987,348
DEM     3,700,000 Tennessee Valley Authority,
                    Global Bond,
                    6.375% due 09/18/2006                      2,173,579
                                                            ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,317,161)                                            3,160,927
REPURCHASE AGREEMENT -- 4.5%
  (Cost $2,187,000)
U.S.$   2,187,000 Agreement with State Street
                    Bank and Trust Company, 6.000%
                    dated 12/31/1997, to be repurchased at
                    $2,187,729 on 01/02/1998,
                    collateralized by $1,775,000 U.S.
                    Treasury Bond, 10.75% maturing
                    02/15/2003 (value $2,230,953)              2,187,000
                                                            ------------
TOTAL INVESTMENTS (Cost $49,232,810*)          97.5%          47,114,501
OTHER ASSETS AND LIABILITIES (Net)              2.5            1,192,638
                                              -----         ------------
NET ASSETS                                    100.0%        $ 48,307,139
                                              =====         ============
---------
* Aggregate cost for Federal tax purposes.
ABBREVIATIONS:
AUD -- Australian Dollar
BEF -- Belgian Francs
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
DKK -- Danish Krone
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona

Munder U.S. Government Income Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                         Value
---------                                                      -----

ASSET BACKED SECURITY -- 1.8%
   (Cost  $4,954,150)
$ 5,000,000 Residential Accreditation
              Loans, Inc., Class A4,
              Series 1997-QS3,
              7.750% due 04/25/2027                          $ 5,087,250
                                                            ------------
CORPORATE BONDS AND NOTES -- 1.6%
Finance --  0.0% +
     25,574 BankAmerica National Trust,
              9.000% due 03/01/2008                               25,950
                                                            ------------
Industrial --  1.6%
  4,500,000 International Business
              Machines Corporation,
              6.220% due 08/01/2027                            4,553,955
                                                            ------------
TOTAL CORPORATE BONDS
   AND NOTES
  (Cost  $4,524,950)                                           4,579,905
                                                            ------------

U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 81.1%
    Federal Home Loan Mortgage Corporation
      (FHLMC) --  28.1%
            FHLMC:
  3,141,229 Pool #A01048, Gold,
              8.500% due 02/01/2020                            3,268,166
  8,437,354 Pool #E00160, Gold,
              7.000% due 11/01/2007                            8,559,105
  2,492,683 Pool #G00479, Gold,
              9.000% due 04/01/2025                            2,646,258
  1,000,000 Series 1452, Class PH,
              6.500% due 06/15/2006                            1,011,760
    597,407 Series 1542, Class E,
              5.650% due 01/15/2015                              595,704
  9,150,000 Series 1574, Class PG,
              6.500% due 02/15/2021                            9,255,499
  3,000,000 Series 16, Class PM,
              6.500% due 04/25/2021                            3,007,380
  1,300,000 Series 1633, Class PL
              6.500% due 03/15/2023                            1,305,278
  3,800,000 Series 1647, Class VC,
              6.300% due 06/15/2006                            3,736,654
  3,000,000 Series 1671, Class F,
              6.250% due 03/15/2022                            2,990,490
  1,089,795 Series 168, Class E,
              8.000% due 12/15/2020                            1,095,429
  4,811,145 Series 1685, Class G,
              6.000% due 09/15/2023                            4,712,757
  8,560,000 Series 1702A, Class PD,
              6.500% due 04/15/2022                            8,612,986
  1,000,000 Series 1706, Class K,
              7.000% due 03/15/2024                            1,023,290
  2,000,000 Series 1848, Class PE,
              7.000% due 09/15/2025                            2,076,280
  8,943,000 Series 1865, Class PD,
              7.000% due 12/15/2025                           9,139,478
  4,156,000 Series 1866, Class E,
              7.000% due 01/15/2026                            4,247,100
  5,000,000 Series 43, Class D,
              10.000% due 06/15/2020                           5,710,950
  5,000,000 Series T-7, Class A6,
              7.030% due 08/25/2028                            5,166,150
                                                            ------------
                                                              78,160,714
                                                            ------------
Federal Housing Authority/Veterans Administration (FHA/VA) --  0.4%
    989,947 FHA, Azalea Garden,
              Series 051-11086,
              8.375% due 08/30/2030                            1,027,225
                                                            ------------
    Federal National Mortgage Association
       (FNMA) --  43.6%
            FNMA:
    178,589 Pool #040305,
              11.500% due 02/01/2014                             198,106
     72,236 Pool #058255,
              11.500% due 11/01/2010                              80,155
     98,757 Pool #081585,
              11.500% due 07/01/2012                             109,578
  2,080,807 Pool #100081,
              11.500% due 08/01/2016                           2,331,814
    328,001 Pool #210448,
              11.500% due 11/01/2015                             364,347
  3,640,689 Pool #250323,
              7.000% due 07/01/2002                            3,688,345
  5,192,204 Pool #303020,
              7.000% due 10/01/2024                            5,228,757
  2,263,227 Pool #303105,
              11.000% due 11/01/2020                           2,492,764
  2,461,966 Pool #303645,
              11.000% due 09/01/2019                           2,714,638
    265,567 Pool #336457,
              10.500% due 11/01/2020                             288,947
  2,421,653 Series 1989-98, Class D,
              9.200% due 04/25/2019                            2,486,771
  5,000,000 Series 1990-117, Class E,
              8.950% due 10/25/2020                            5,391,850
  5,722,373 Series 1990-120, Class G,
              9.000% due 11/25/2019                            5,863,029
  5,000,000 Series 1990-45, Class J,
              9.500% due 05/25/2020                            5,633,450
  5,879,951 Series 1991-98, Class H,
              8.750% due 08/25/2021                            6,183,945
  5,000,000 Series 1993-120, Class HA,
              6.500% due 01/25/2021                            5,029,650
  7,500,000 Series 1993-144, Class C,
              7.000% due 07/25/2019                            7,577,250
  2,000,000 Series 1993-160, Class BC,
              6.500% due 09/25/2022                            2,009,800
  5,100,000 Series 1993-163, Class BJ,
              7.000% due 07/25/2006                            5,210,313
  2,000,000 Series 1993-168, Class PG,
              6.250% due 01/25/2020                            1,990,300
  3,000,000 Series 1993-198, Class T,
              6.500% due 10/25/2023                            2,843,550
  2,500,000 Series 1993-209, Class H,
              6.000% due 03/25/2008                            2,475,950
 10,319,600 Series 1993-226, Class PN,
              9.000% due 05/25/2022                           11,741,744
  2,000,000 Series 1993-83, Class VE
              6.600% due 12/25/2005                            1,996,680
  1,500,000 Series 1994-37, Class N,
              6.500% due 03/25/2024                            1,451,325
  1,467,000 Series 1994-60, Class PJ,
              7.000% due 04/25/2024                            1,500,580
  5,000,000 Series 1995-M1, Class C,
              6.965% due 07/25/2010                            5,167,750
  7,634,900 Series 1996-28, Class PJ,
              6.500% due 12/25/2024                            7,629,937
  5,150,000 Series 1996-70, Class PJ,
              6.500% due 02/25/2026                            5,191,406
  9,500,000 Series 1997-60, Class PD,
              6.500% due 01/18/2024                            9,532,300
  6,705,000 Series G97-1,Class J,
              6.750% due 02/18/2004                            6,777,883
                                                            ------------
                                                             121,182,914
                                                            ------------
    Government National Mortgage Association
      (GNMA) --  8.8%
             GNMA:
  9,892,054 Pool #008565,
              6.875% due 12/20/2024                           10,184,166
  3,811,745 Pool #780359,
              7.500% due 12/15/2023                            3,918,131
 10,100,000 Series 1996-11, Class PD,
              7.000% due 06/20/2025                           10,383,204
                                                            ------------
                                                              24,485,501
                                                            ------------
    Small Business Administration
      (SBA) --   0.2%
    556,269 SBA, Pool # 503548,
              6.125% due
              11/25/2021+++                                      556,269
                                                            ------------
TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (Cost $221,358,098)                                        225,412,623
                                                            ------------
U.S. TREASURY OBLIGATIONS --  11.9%
    U.S. Treasury Bonds-- 9.2%
  1,800,000 8.750% due 11/15/2008                              2,048,130
  4,000,000 8.125% due 08/15/2019                              5,002,080
 14,750,000 8.000% due 11/15/2021                             18,390,742
                                                            ------------
                                                              25,440,952
                                                            ------------
    U.S. Treasury Note -- 2.7%
  6,750,000 7.875% due 11/15/2004                              7,545,623
                                                            ------------

TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost  $31,328,859)                                         32,986,575
                                                            ------------
REPURCHASE AGREEMENT -- 2.9%
   (Cost  $7,961,000)
 7,961,000  Agreement with State Street
              Bank and Trust Company,
              6.000% dated 12/31/1997,
              to be repurchased at
              $7,963,654 on 01/02/1998, collateralized by
              $7,155,000 U.S. Treasury
              Bond, 6.875% maturing
              08/15/2025
              (value $8,123,165)                               7,961,000
                                                            ------------
TOTAL INVESTMENTS
  (Cost  $270,127,057*)                              99.3%   276,027,353
OTHER ASSETS AND
  LIABILITIES (Net)                                   0.7      1,861,677
                                                    -----   ------------
NET ASSETS                                          100.0%  $277,889,030
                                                    =====   ============

---------
  *  Aggregate cost for Federal tax purposes.
+++  Variable rate security. The interest rate shown reflects the rate currently in effect.
 +   Amount represents less than 0.1% of net assets.

Munder Michigan Triple Tax-Free Bond Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

                                                                      Rating
Principal                                                       ------------------
Amount                                                           S&P       Moody's    Value
---------                                                       ------    --------    ------
    Michigan -- 97.7%
$ 1,000,000 Bay City, Michigan, Electric Utility
             Revenue Refunding,
              (AMBAC Insured),
              5.300% due 01/01/2010                              AAA        Aaa       $1,040,170
 1,000,000  Caledonia Community Schools, Michigan, GO,
              (AMBAC Insured),
              5.500% due 05/01/2022                              AAA        Aaa        1,022,850
 1,000,000  Central Michigan University Revenue,
              (FGIC Insured),
              5.500% due 10/01/2026                              AAA        Aaa        1,028,640
   600,000  Clintondale Community Schools, Michigan, GO,
              5.250% due 05/01/2015                              AA         Aa2          610,542
 1,055,000  De Witt, Michigan, Public Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.500% due 05/01/2011                              AAA        Aaa        1,110,187
   700,000  Dearborn School District, Michigan, GO,
              (MBIA Insured),
              5.000% due 05/01/2014                              AAA        Aaa          702,051
 1,000,000  Detroit, Michigan, Sewer Disposal Revenue,
              Series A, (MBIA Insured),
              5.000% due 07/01/2027                              AAA        Aaa          979,090
 1,055,000  Detroit, Michigan, Water Supply System,
              (MBIA Insured), Series B,
              5.400% due 07/01/2011                              AAA        Aaa        1,130,095
 1,000,000  Dexter Community Schools, Michigan, GO,
              5.700% due 05/01/2014                              AA         Aa2        1,047,390
 1,000,000  Eastern Michigan University Revenue, GO,
              (FGIC Insured),
              5.500% due 06/01/2017                              AAA        Aaa        1,038,620
 1,000,000  Ferris State University, Michigan,
              Revenue Refunding,
              (MBIA Insured),
              5.250% due 10/01/2015                              AAA        Aaa        1,011,950
            Grand Rapids, Michigan:
   750,000    Building Authority, Refunding, and Improvement
              Revenue,
              5.500% due 04/01/2013                              A+         A1           769,695
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2016                              AAA        Aaa        1,023,750
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2019                              AAA        Aaa        1,015,700
 1,000,000  Hastings, Michigan, School District, GO,
              (FGIC Insured, Q-SBLF),
              5.625% due 05/01/2018                              AAA        Aaa        1,042,930
   500,000  Holland, Michigan, Water Supply Systems,
              5.375% due 07/01/2017                              A+         A1           510,125
            Hudsonville Public Schools, Michigan:
 1,000,000    Refunding,
              5.150% due 05/01/2027                              AAA        Aaa          976,470
   950,000    Series B, GO, (FGIC Insured),
              Pre-refunded,
              6.000% due 05/01/2004                              AAA        Aaa        1,052,989
 1,000,000  Kalamazoo, Michigan, City School District, GO,
              (FGIC Insured),
              5.700% due 05/01/2016                              AAA        Aaa        1,060,880
 1,500,000  Kalamazoo, Michigan, Hospital Finance Authority
              Revenue, Series A,
              6.250% due 06/01/2014                              AAA        Aaa        1,730,025
   500,000  Kenowa Hills, Michigan, Public Schools, GO,
              (MBIA Insured),
              5.625% due 05/01/2010                              AAA        Aaa          533,365
 1,000,000  Lansing Board of Water & Light,
              (Water Supply & Electric Utility Systems Revenue),
              Series A,
              5.000% due 07/01/2013                              AA         Aa           998,740
   890,000  Lansing Sewer Disposal Systems Revenue,
              (FGIC Insured),
              5.700% due 05/01/2009                              AAA        Aaa          954,828
 1,000,000  Livonia Public School District, Michigan, GO,
              (FGIC Insured),
              5.125% due 05/01/2022                              AAA        Aaa          993,850
 1,250,000  Michigan Municipal Bond Authority Revenue,
              State Revolving Fund,
              5.125% due 10/01/2020                              AA+        Aa1        1,255,463
   600,000  Michigan Public Power Agency Revenue,
              (Belle River Project), Series A,
              5.250% due 01/01/2018                              AA-        A1           599,934
 1,000,000  Michigan State Building Authority Revenue,
              Facilities Project, Series II,
              5.000% due 10/15/2014                              AA-        A1           994,180
   500,000  Michigan State Comprehensive,
              Refunding Series A,
              6.000% due 08/01/2003                              AAA        Aaa          543,380
            Michigan State Comprehensive Transportation Revenue
              Series A, (MBIA Insured):
 1,000,000    5.250% due 08/01/2012                              AAA        Aaa        1,031,480
   500,000    5.250% due 08/01/2014                              AAA        Aaa          511,585
            Michigan State Hospital Finance Authority Revenue:
 1,000,000    (Henry Ford Continuing Care), Series A,
              5.250% due 11/15/2025                              AA         Aa2          991,440
 1,000,000    (Mercy Health Services), Series S,
              5.500% due 08/15/2020                              AA-        Aa3        1,026,340
 1,000,000    (Mercy Health Services), Series W,
              5.250% due 08/15/2027                              AAA        Aaa          991,260
   500,000    Hospital, Henry Ford Health, Series A,
              5.250% due 11/15/2020                              AA         Aa2          498,680
            Michigan State Housing Development Authority, Series A:
              (AMBAC Insured):
   500,000    6.050% due 12/01/2027                              AAA        Aaa          528,305
 1,000,000    6.450% due 12/01/2014                              AA+        NR         1,072,360
 1,000,000  Michigan State Trunk Line Highway Revenue, Series A,
              (FGIC Insured),
              5.500% due 11/01/2016                              AAA        Aaa        1,029,930
 1,500,000  Michigan State University Revenues,
              General Series A,
              5.125% due 02/15/2016                              AAA        Aaa        1,500,975
   500,000  Montrose, Michigan, School District, GO,
              (MBIA Insured, Q-SBLF),
              6.200% due 05/01/2017                              AAA        Aaa          575,820
 1,000,000  Northview, Michigan, Public Schools District, GO,
              (MBIA Insured, Q-SBLF),
              5.800% due 05/01/2021                              AAA        Aaa        1,055,700
   500,000  Oakland Community College, Michigan, Refunding and
              Improvement, GO, (MBIA Insured),
              5.250% due 05/01/2018                              AAA        Aaa          502,955
 1,000,000  Plymouth-Canton, Michigan, Community School District,
              GO, Series A
              6.625% due 05/01/2016                              AA         Aa2        1,074,080
 1,000,000  Redford, Michigan Union School District, Refunding,
              5.000% due 05/01/2022                              AAA        Aaa          994,490
 1,000,000  Redford, Michigan, Unified School District, GO,
              (FGIC Insured, Q-SBLF),
              5.750% due 05/01/2011                              AAA        Aaa        1,100,090
 1,750,000  Rochester Community School District, Michigan, GO,
              5.000% due 05/01/2019                              AAA        Aaa        1,752,240
   750,000  Rochester Community School District, Michigan, GO,
              (Q,SBLF), Pre-refunded,
              6.500% due 05/01/2009                              AA         NR           815,895
   600,000  Royal Oak, Michigan, Hospital Finance Authority,
              Hospital Revenue, (William Beaumont Hospital),
              Series G,
              5.500% due 11/15/2013                              AA         Aa3          621,660
 1,000,000  Saint Johns, Michigan, Public Schools District,
              GO, (FGIC Insured, Q-SBLF),
              5.625% due 05/01/2020                              AAA        Aaa        1,037,940
 1,000,000  South Lake, Michigan, Public Schools System,
              5.125% due 05/01/2014                              AAA        Aaa        1,019,230
 1,000,000  South Redford, Michigan, School District, GO,
              (FGIC Insured, Q-SBLF),
              5.350% due 05/01/2010                              AAA        Aaa        1,044,200
   600,000  University of Michigan,
              Hospital Revenue, Series A,
              5.500% due 12/01/2021                              AA         Aa2          609,540
 1,000,000  West Bloomfield School District, Michigan, GO,
              (MBIA Insured),
              5.125% due 05/01/2014                              AAA        Aaa        1,006,420
 1,000,000  Williamston, Michigan, Community School District,
              5.500% due 05/01/2025                              AAA        Aaa        1,066,510
   500,000  Willow Run, Michigan, Community Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.000% due 05/01/2016                              AAA        Aaa          496,965
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $48,225,311)                                    50,733,979
                                                                                    ------------
Shares
------
SHORT-TERM INVESTMENT -- 0.7%
   (Cost $367,599)
   367,599  Navigator Tax-Free Money Market Fund                                         367,599
                                                                                     -----------
TOTAL INVESTMENTS (Cost $48,592,910*)                                 98.4%           51,101,578
OTHER ASSETS AND LIABILITIES (Net)                                     1.6                30,869
                                                                     -----           -----------
NET ASSETS                                                           100.0%          $51,932,447
                                                                     =====           ===========

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificates of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund
SBPA  -- Stand by Purchase Agreement

Munder Tax-Free Bond Fund
 Portfolio of Investment, December 31, 1997 (Unaudited)

Principal                                                          Rating
Amount                                                         ----------------
---------                                                        S&P      Moody's     Value
                                                                ----     --------     -----
MUNICIPAL BONDS AND NOTES -- 98.2%
    Arizona -- 0.9%
$1,600,000    Phoenix, Arizona Water Systems Revenue, ETM,
                8.000% due 06/01/2003                            AAA        Aaa      $ 1,886,832
                                                                                    ------------
    California -- 3.1%
 2,905,000    Perris, California Community
                Facilities Revenue, ETM,
                8.750% due 10/01/2021                            AAA        Aaa        4,303,060
 2,000,000    San Diego, California, Public
                Facility Financing Authority,
                Sewer Revenue, Series A, (FGIC Insured),
                5.250% due 05/15/2027                            AAA        Aaa        2,002,440
                                                                                    ------------
                                                                                       6,305,500
                                                                                    ------------
    District of Columbia -- 0.7%
 1,500,000    District of Columbia, Washington, Revenue,
                Smithsonian Institution,
                5.000% due 02/01/2028                            AAA        Aaa        1,461,600
                                                                                    ------------
    Florida -- 17.2%
 2,000,000    Florida State, Board of Education,
                Administrative Capital Revenue,
                8.400% due 06/01/2007                            AA+        Aa2        2,591,800
 2,000,000    Florida State, Department of Transportation,
               Right of Way, GO,
                5.300% due 07/01/2015                            AA+        Aa2        2,040,840
 2,500,000    Florida State, Turnpike Authority Revenue,
                Department of Transportation, Series A,
                (FGIC Insured),
                5.500% due 07/01/2012                            AAA        Aaa        2,635,475
 3,000,000    Gainesville, Florida, Utility Systems Revenue,
                Series A,
                6.500% due 10/01/2012                            AA         Aa         3,516,330
 7,385,000    Orlando, Florida, Utilities Commission, Water and
                Electric Revenue Refunding, Series D,
                6.750% due 10/01/2017                            AA-        Aa2        9,080,005
              Palm Beach County, Florida:
 2,285,000      Criminal Justice,
                5.750% due 06/01/2013                            AAA        Aaa        2,553,602
 3,000,000      GO,
                6.750% due 07/01/2011                            AA         Aa2        3,615,540
 7,600,000    Port Everglades, Florida,
                Port Authority Revenue, ETM,
                7.125% due 11/01/2016                            AAA        Aaa        9,353,320
                                                                                    ------------
                                                                                      35,386,912
                                                                                    ------------
    Georgia -- 6.7%
              Georgia State, GO:
 4,500,000      7.400% due 08/01/2007                            AAA        Aaa        5,567,130
 2,000,000      Series B,
                6.250% due 03/01/2011                            AAA        Aaa        2,303,160
 5,100,000    Metro Atlanta Rapid Transit Authority, Series K,
                6.250% due 07/01/2018                            AA-        A1         5,862,042
                                                                                     -----------
                                                                                      13,732,332
                                                                                     -----------
    Hawaii  -- 2.4%
              Honolulu, Hawaii, GO:
 2,400,000      5.000% due 10/01/2013                            AA         Aa2        2,428,200
 2,000,000      7.350% due 07/01/2008                            AA         NR         2,464,140
                                                                                     -----------
                                                                                       4,892,340
                                                                                     -----------
    Illinois -- 12.0%
 1,000,000    Addison, Illinois, Single-family
                Mortgage Revenue, ETM,
                7.500% due 04/01/2011                            AAA        NR         1,197,520
 2,500,000    Chicago, Illinois, Park District,
                5.375% due 01/01/2025                            AAA        Aaa        2,507,375
 2,500,000    Chicago, Illinois, Wastewater
                Transmission Revenue,
                (FGIC Insured),
                5.375% due 01/01/2013                            AAA        Aaa        2,668,550
 2,000,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                            AAA        Aaa        2,177,660
 5,000,000    Illinois Educational Facilities
                Authority Revenue,
                Northwestern University,
                Mandatory Put 11/01/2015,
                5.250% due 11/01/2032                            AA+        Aa1        5,045,350
 3,000,000    Illinois State,
                (FGIC Insured),
                5.125% due 12/01/2015                            AAA        Aaa        3,015,780
              Illinois State, Sales Tax Revenue:
 4,500,000      Series P,
                6.500% due 06/15/2022                            AAA        Aa3        5,447,655
 2,500,000      Series Y,
                5.250% due 06/15/2009                            NR         Aa3        2,637,825
                                                                                     -----------
                                                                                      24,697,715
                                                                                     -----------
    Maryland -- 3.5%
 3,000,000   Baltimore, Maryland, (Water Projects), Series A,
               (FGIC Insured),
               5.000% due 07/01/2024                            AAA        Aaa        3,027,090
 3,725,000   Baltimore, Maryland, Series A,
               (FGIC Insured),
               5.900% due 07/01/2010                            AAA        Aaa        4,187,720
                                                                                      ----------
                                                                                       7,214,810
                                                                                      ----------
    Massachusetts -- 1.4%
 3,000,000    Massachusetts State, Turnpike Authority Revenue,
                Department of Transportation, Senior Series A,
                5.125% due 01/01/2023                            AAA        Aaa        2,973,240
                                                                                      ----------
    Michigan -- 20.4%
 3,000,000    Detroit, Michigan, Sewer Disposal Revenue,
                Series A, (MBIA Insured),
                5.000% due 07/01/2027                            AAA        Aaa        2,937,270
 4,500,000    Michigan Municipal Bond Authority Revenue,
                (Pooled Project), Series B,
                5.625% due 10/01/2019                            AA         Aa1        4,655,115
 3,000,000    Michigan State, Building Authority Revenue,
                Series I,
                6.500% due 10/01/2004                            AA-        A1         3,404,700
 3,000,000    Michigan State, Comprehensive Transportation,
                Series A, (MBIA Insured),
                5.250% due 08/01/2014                            AAA        Aaa        3,069,510
 7,000,000    Michigan State, Enviromental
                Protection Program, GO,
                6.250% due 11/01/2012 AA Aa2 8,131,270
              Michigan State, Hospital
              Financing Authority Revenue:
 2,250,000      (Henry Ford Health System),
                (AMBAC Insured),
                6.000% due 09/01/2011                            AAA        Aaa        2,522,362
 3,000,000      (Mercy Health Services), Series S,
                5.250% due 08/15/2027                            AAA        Aaa        2,973,780
 5,500,000    Michigan State, Trunk Line, Series A,
                (FGIC Insured),
                5.625% due 11/01/2020                            AAA        Aaa        5,721,210
 4,500,000    Rochester Community School District,
                Michigan, GO,
                Pre-refunded, (Q-SBLF),
                5.000% due 05/01/2019                            AAA        Aaa        4,505,760
 2,500,000    Rockford, Michigan, Public School System,
                5.250% due 05/01/2022                            AAA        Aaa        2,503,975
 1,500,000    South Lake, Michigan, Public Schools System,
                5.125% due 05/01/2014                            AAA        Aaa        1,528,845
                                                                                     -----------
                                                                                      41,953,797
                                                                                     -----------
    Minnesota -- 3.7%
 7,000,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                            AA         Aa3        7,501,970
                                                                                     -----------
    Nevada -- 1.5%
 3,000,000    Nevada State, Colorado River Community, GO,
                5.250% due 07/01/2020                            AA         Aa         3,031,080
                                                                                     -----------
    New Mexico -- 0.5%
  1,000,000   Bernalillo County, New Mexico, Gross Receipts,
                5.750% due 10/01/2017                            AA         Aa3        1,094,050
                                                                                     -----------
    New York -- 3.4%
  3,000,000   New York City, New York, Municipal Water Finance,
                Series B,
                5.125% due 06/15/2030                            AAA        Aaa        2,947,200
 4,000,000    Triborough, New York, Bridge & Tunnel Authority,
                General Purpose Series A,
                5.250% due 01/01/2028                            A+         Aa3        3,998,240
                                                                                     -----------
                                                                                       6,945,440
                                                                                     -----------
    North Carolina -- 1.3%
 2,500,000    North Carolina, Municipal Power Agency, Catawba
                Electric Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                            AAA        Aaa        2,671,250
                                                                                     -----------
    Ohio -- 2.4%
  2,500,000   Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                            AAA        Aaa        2,509,775
  2,000,000   Ohio State, GO,
                6.650% due 09/01/2009                            AA+        Aa1        2,381,960
                                                                                     -----------
                                                                                       4,891,735
                                                                                     -----------
    Oklahoma -- 0.6%
  1,000,000   Blackwell, Oklahoma, Hospital and
                Trust Authority, First Mortgage Revenue,
                (Blackwell Regional Hospital), ETM,
                8.350% due 05/01/2009                            AAA        NR         1,257,720
                                                                                     -----------
    Pennsylvania -- 1.0%
 2,000,000    Pennsylvania State, GO,
                5.000% due 10/15/2015                            AA-        Aa3        1,990,340
                                                                                     -----------
    South Carolina -- 1.1%
 2,215,000    South Carolina, State Highway, Series B,
                5.650% due 07/01/2021                            AAA        Aaa        2,334,145
                                                                                     -----------
    Texas -- 4.5%
 4,000,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                            AAA        Aaa        5,426,480
 1,500,000    San Antonio, Texas, Electric & Gas Revenue,
                Series A,
                5.000% due 02/01/2012                            AA         Aa1        1,539,330
 2,000,000    Spring, Texas, Independent School District
                Authority, GO, (PSFG),
                6.875% due 08/15/2009                            AAA        Aaa        2,374,080
                                                                                     -----------
                                                                                       9,339,890
                                                                                     -----------
    Virginia -- 6.4%
 4,000,000    Fairfax County, Virginia, Water
                Authority Revenue, Refunding,
                5.000% due 04/01/2021                            AA         Aa2        4,044,240
 5,000,000    Richmond, Virginia, Series B,
                5.000% due 01/15/2021                            AAA        Aaa        4,926,350
 2,000,000    Richmond, Virginia, Public Improvement,
                Series A, GO,
                5.500% due 01/15/2016                            AA         A1         2,060,580
 2,115,000    Virginia College Building Authority,
                Educational Facilities Revenue,
                (21st Century College Project),
                5.250% due 08/01/2016                            AA         Aa         2,164,005
                                                                                     -----------
                                                                                      13,195,175
                                                                                     -----------
    Washington -- 3.5%
 1,815,000    Douglas County, Washington, Public
                Utility District No.1, GO,
                (Wells Hydroelectric Project), Pre-refunded,
                8.750% due 09/01/2006                             A          A         2,444,660
 4,750,000    Seattle, Washington, Drain & Wastewater
                Utility Revenue, (MBIA Insured),
                5.250% due 12/01/2025                            AAA        Aaa        4,747,434
                                                                                     -----------
                                                                                       7,192,094
                                                                                     -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $188,201,495)
                                                                                     201,949,967
                                                                                    ------------
Shares
------------
SHORT-TERM INVESTMENT -- 2.3%
  (Cost $4,696,935)
4,696,935   Navigator Tax-Free Money Market Fund                                       4,696,935
                                                                                    ------------
TOTAL INVESTMENTS (Cost $192,898,430*)                               100.5%          206,646,902
OTHER ASSETS AND LIABILITIES (Net)                                    (0.5)             (927,044)
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $205,719,858
                                                                     =====          ============

-------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificates of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund
SBPA  -- Stand by Purchase Agreement

Munder Tax-Free Intermediate Bond Fund
   Portfolio of Investments, December 31, 1997

                                                                     Rating
Principal                                                      -----------------
Amount                                                          S&P     Moody's        Value
------                                                          ---     -------        -----
    Alabama -- 1.2%
$ 3,500,000 Alabama State Public School and College Authority
              Revenue, Series A,
              5.750% due 08/01/2003                              AA-        Aa       $ 3,785,880
                                                                                    ------------
    California -- 4.7%
 6,100,000  Los Angeles County, California, Metropolitan
              Transportation Authority,
              Sales Tax Revenue, Series B, (AMBAC Insured),
              8.000% due 07/01/2003                              AAA        Aaa        7,204,527
 6,070,000  Sacramento County, California, Sanitation District
              Financing Authority Revenue,
              9.000% due 12/01/2002                              AA         Aa         7,343,850
                                                                                    ------------
                                                                                      14,548,377
                                                                                    ------------
    Colorado -- 1.8%
 5,000,000  Arapahoe County, Colorado, School District, Cherry
              Creek Referendum,
              5.500% due 12/15/2006                              AA         Aa2        5,415,900
                                                                                    ------------
    Delaware -- 0.9%
 2,500,000  Delaware State, GO, Series A,
              5.000% due 01/01/2007                              AA+        Aa1        2,601,550
                                                                                    ------------
    Florida -- 8.0%
 4,000,000  Dade County, Florida, School District,
              (MBIA Insured),
              6.000% due 07/15/2005                              AAA        Aaa        4,444,440
 6,500,000  Florida State, Board of Education, Capital Outlay,
              Series D,
              6.000% due 06/01/2005                              AA+        Aa2        7,207,525
            Jacksonville, Florida, Electric Authority Revenue:
 5,000,000    Bulk Power Supply System Sherer, Series 4-1-A,
              Pre-refunded,
              6.750% due 10/01/2000                              AAA        Aaa        5,419,900
 3,650,000    St. John's River Power Park System, Series 10,
              6.500% due 10/01/2003                              AA         Aa1        4,065,406
 3,000,000  Orlando, Florida, Utilities Commission,
              Water and Electric Revenue,
              Series A, Pre-refunded,
              6.500% due 10/01/2001                              AA-        Aa2        3,298,380
                                                                                    ------------
                                                                                      24,435,651
                                                                                    ------------
    Hawaii -- 2.4%
 3,000,000  Hawaii State, GO, Series BZ,
              6.250% due 10/01/2002                              A+         Aa3        3,261,690
 3,650,000  Honolulu, Hawaii, City and County, GO,
              Series A, ETM,
              10.000% due 08/01/2000                             AA         Aaa        4,179,505
                                                                                    ------------
                                                                                       7,441,195
                                                                                    ------------
    Illinois -- 8.3%
 4,500,000  Chicago, Illinois, Metropolitan Water District,
              Capital Improvement,
              6.700% due 01/01/2003                              AA         Aa         4,995,675
 6,000,000  Illinois Educational Facilities Authority Revenues,
              Mandatory Put 11/01/2007,
              4.850% due 11/01/2032                              AA+        Aa1        6,104,760
 4,000,000  Illinois State Sales Tax Revenue, Series Y,
              5.250% due 06/15/2007                              NR         Aa3        4,239,360
 4,525,000  Lake County, Illinois, Adalai E. Stevenson
              School District,  No. 125,
              5.500% due 01/01/2003                              NR         Aa1        4,768,943
 5,000,000  Metropolitan Pier & Exposition Authority,
              Dedicated State Tax Revenue, (McCormick Plan
              Exposition), (Series A),
              (AMBAC Insured),
              5.750% due 06/15/2002                              AAA        Aaa        5,302,550
                                                                                    ------------
                                                                                      25,411,288
                                                                                    ------------
    Maryland -- 7.3%
            Maryland State:
 2,000,000    4.850% due 10/15/2002                              AAA        Aaa        2,066,200
 3,000,000    5.250% due 06/15/2006                              AAA        Aaa        3,207,090
 5,000,000    State & Local Facilities Series 2, GO,
              5.000% due 08/01/2004                              AAA        Aaa        5,215,300
 2,275,000    State & Local Facilities Series 3, GO,
              5.000% due 10/15/2005                              AAA        Aaa        2,388,591
 3,750,000  Montgomery County, Maryland, Consolidated Public
              Improvement, GO, Series B,
              6.875% due 10/01/2000                              AAA        Aaa        4,028,475
 5,000,000  Prince George's County, Maryland,
              Consolidated Public Improvement, GO,
              (MBIA Insured),
              6.250% due 01/01/2005                              AAA        Aaa        5,583,050
                                                                                    ------------
                                                                                      22,488,706
                                                                                    ------------
    Massachusetts -- 2.2%
 6,000,000  Massachusetts Water Resource Authority Revenue,
              Series A, Pre-refunded,
              6.750% due 07/15/2002                              AAA        Aaa        6,723,900
                                                                                     -----------
    Michigan -- 25.1%
 2,500,000  Caledonia, Michigan, Community Schools,
              (AMBAC Insured), Pre-refunded,
              6.700% due 05/01/2002                              AAA        Aaa        2,786,125
            Chippewa Valley, Michigan, Schools, GO:
 2,000,000    (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        2,169,180
 4,200,000    (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        4,555,278
 3,000,000    (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        3,253,770
 2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
              Senior Lien Series A,
              5.250% due 07/01/2006                              AAA        Aaa        2,122,600
 2,350,000  Gaylord, Michigan, Community Schools, GO,
              Pre-refunded,
              6.600% due 05/01/2002                              AA         Aa2        2,604,834
 2,000,000  Livonia, Michigan, Public Schools,
              (FGIC Insured),
              Series II, Pre-refunded,
              6.300% due 05/01/2002                              AAA        Aaa        2,197,600
            Michigan State Building Authority Revenue,
              Series I:
 5,000,000    6.500% due 10/01/2004                              AA-        A1         5,674,500
              (AMBAC Insured):
 5,600,000    6.000% due 10/01/2006                              AAA        Aaa        6,253,800
 5,000,000    6.250% due 10/01/2003                              AAA        Aaa        5,508,350
            Michigan State Hospital Finance
              Authority Revenue, Pre-refunded:
 5,250,000    McLaren Obligated Group, Series A,
              7.500% due 09/15/2001                              NR         Aaa        5,945,677
 2,900,000    Oakwood Hospital Obligated Group,
              (FGIC Insured),
              7.000% due 07/01/2000                              AAA        Aaa        3,156,476
 1,450,000  Michigan State Housing Development Authority,
              Series A, Rental Housing Revenue,
              5.000% due 10/01/2003                              AAA        Aaa        1,493,660
 1,095,000  Michigan State Housing Single Family Mortgage,
              Series A,
              5.300% due 12/01/2006                              AAA        Aaa        1,141,986
 3,160,000  Michigan State Trunk Line Highway Revenue,
              Series A,
              5.625% due 10/01/2003                              AA-        A1         3,376,586
 3,500,000  Michigan State Underground Storage Tank Financial
              Assurance Authority,
              Series I, (AMBAC Insured),
              6.000% due 05/01/2006                              AAA        Aaa        3,892,280
 5,875,000  Plymouth-Canton, Michigan, Community
              School District,
              Series B, (Q-SBLF), GO, Pre-refunded,
              6.800% due 05/01/2001                              AA         Aa2        6,413,503
            Rochester Community School District, Michigan, GO:
 3,350,000    6.000% due 05/01/2002                              AA         Aa2        3,582,859
 2,000,000    Pre-refunded,
              6.500% due 05/01/2002                              AA         NR         2,175,720
 3,000,000  University of Michigan, Hospital Revenue,
              Series A,
              7.500% due 12/01/2001                              AA         Aa2        3,364,230
 5,000,000  Western Michigan University Revenue, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 07/15/2001                              AAA        Aaa        5,476,700
                                                                                    ------------
                                                                                      77,145,714
                                                                                    ------------
    Minnesota -- 1.2%
 3,500,000  Minnesota State, GO, Pre-refunded,
              6.250% due 08/01/2002                              AAA        Aaa        3,795,365
                                                                                    ------------
    Missouri -- 1.3%
 3,500,000  Missouri State Regional Convention and Sport,
              Series A, Pre-refunded,
              6.900% due 08/15/2003                              AAA        Aaa        3,967,635
                                                                                    ------------
    New Jersey -- 1.3%
 3,500,000  New Jersey State,
              6.500% due 07/15/2005                              AA+        Aa1        3,998,225
                                                                                    ------------
    New Mexico -- 1.3%
 4,000,000  New Mexico State,
              4.625% due 09/01/2006                              AA+        Aa1        4,047,400
                                                                                    ------------
    New York -- 5.3%
            Municipal Assistance Corporation,
              City of New York:
 3,600,000    Series G,
              5.000% due 07/01/2003                              AA-        Aa2        3,746,016
 5,000,000    Series J,
              5.500% due 07/01/2002                              AA-        Aa2        5,290,500
 2,000,000  New York City Transport Finance Authority,
              5.500% due 08/15/2007                              NR         Aa3        2,174,800
 5,000,000  Triborough, New York, Bridge & Tunnel Authority,
              General Purpose Series A,
              5.000% due 01/01/2001                              A+         Aa3        5,128,050
                                                                                    ------------
                                                                                      16,339,366
                                                                                    ------------
    Oregon -- 0.7%
 2,000,000  Washington County OR Unified Sewer Agency,
              Agency Sewer Revenue, Pre-refunded,
              6.125% due 10/01/2004                              AAA        Aaa        2,211,340
                                                                                    ------------
    Pennsylvania -- 1.8%
 5,000,000  Pennsylvania State, GO, Series 3,
              6.000% due 11/15/2003                              AA-        A1         5,453,800
                                                                                    ------------
    Rhode Island -- 1.9%
 5,100,000  Rhode Island Depositors Economic Protection
              Corporation, Special Obligation, Series A,
              Pre-refunded,
              6.950% due 08/01/2002                              AAA        Aaa        5,750,352
                                                                                    ------------
    South Carolina -- 2.9%
            South Carolina State Public Service Authority
              Revenue, Pre-refunded:
              Santee Cooper, Series D, (AMBAC Insured):
 2,440,000    6.500% due 07/01/2002                              AAA        Aaa        2,707,766
 2,615,000    6.625% due 07/01/2002                              AAA        Aaa        2,915,202
 3,000,000  York County, South Carolina, Public Facilities
              Corporation, COP,
              Pre-refunded,
              7.500% due 06/01/2001                              NR         Aaa        3,378,090
                                                                                    ------------
                                                                                       9,001,058
                                                                                    ------------
    Tennessee -- 1.1%
  3,000,000 Tennessee State, Series B, GO,
              Pre-refunded,
              6.850% due 06/01/2001                              AA+        Aaa        3,303,600
                                                                                    ------------
    Texas -- 12.1%
 3,500,000  Austin, Texas, Independent School District, (PSFG),
              7.000% due 08/01/2006                              AAA        Aaa        4,147,535
 2,480,000  Austin, Texas, Utility System Revenue, Series A,
              5.000% due 05/15/2001                               A         A2         2,533,617
              Dallas, Texas, GO, ETM:
 2,750,000    6.000% due 02/15/2005                              AAA        Aaa        3,028,465
 2,100,000    7.000% due 05/01/2004                              AAA        Aaa        2,424,366
 5,070,000    Dallas, Texas, Waterworks and Sewer
              Authority Revenue,
              7.750% due 04/01/2003                              AA         Aa2        5,922,064
 4,085,000  Harris County, Texas, Toll Road, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 08/15/2002                              AAA        Aaa        4,533,043
 2,175,000  Plano, Texas, Independent School District,
              GO, (PSFG),
              8.500% due 02/15/2003                              AAA        Aaa        2,598,103
 3,500,000  Tarrant County, Texas, Water Control Revenue,
              Pre-refunded,
              6.000% due 03/01/2001                              AAA        Aaa        3,694,565
 4,500,000  Texas State, GO, Series A, ETM,
              6.100% due 08/01/2001                              AAA        Aaa        4,800,465
 3,250,000  University of Texas, Permanent University Funding,
              (PSFG),
              5.000% due 07/01/2004                              AAA        Aaa        3,379,090
                                                                                    ------------
                                                                                      37,061,313
                                                                                    ------------
    Virginia -- 2.5%
 4,870,000  Hampton, Virginia, Public Improvement Revenue,
              Series C,
              6.000% due 08/01/2003                              AA-        Aa3        5,310,151
 2,190,000  Virginia State, Transportation Board Contract
              Revenue,
              Series B, (U.S. Route 58 Corridor),
              5.200% due 05/15/2002                              AA         Aa2        2,277,074
                                                                                    ------------
                                                                                       7,587,225
                                                                                    ------------
    Wisconsin -- 3.1%
            Wisconsin State:
 2,000,000    6.000% due 05/01/2003                              AA         Aa2        2,167,380
 4,000,000    Series C, Pre-refunded,
              6.250% due 05/01/2003                              AA         Aaa        4,367,040
 2,640,000  Wisconsin State, Clean Water Revenue, Series I,
              5.250% due 06/01/2005                              AA+        Aa2        2,811,389
                                                                                    ------------
                                                                                       9,345,809
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $292,141,545)                                                                301,860,649
                                                                                    ------------
Shares
------------
SHORT-TERM INVESTMENT -- 1.4%
(Cost $4,456,322)
4,656,322   Navigator Tax-Free Money Market Fund                                       4,456,322
                                                                                    ------------
TOTAL INVESTMENTS (Cost $296,597,867*)                                98.8%          306,316,971
OTHER ASSETS AND LIABILITIES (Net)                                    (0.2)              597,091
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $306,914,062
                                                                     =====          ============

-------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificates of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund
SBPA  -- Stand by Purchase Agreement

Munder Short Term Treasury Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                             Value
---------                                                          -----

U.S. TREASURY OBLIGATIONS -- 92.5%

    U.S. Treasury Notes -- 92.5%
$1,000,000  5.875% due 04/30/1998                            $ 1,001,510
 6,000,000  6.125% due 08/31/1998                              6,020,040
 6,000,000  6.000% due 09/30/1998                              6,017,940
 4,000,000  5.875% due 10/31/1998                              4,007,440
 4,000,000  5.750% due 12/31/1998                              4,006,080
10,000,000  6.250% due 05/31/1999                             10,079,800
 7,000,000  6.750% due 06/30/1999                              7,108,780
 5,000,000  5.875% due 07/31/1999                              5,014,250
 3,000,000  5.750% due 09/30/1999                              3,004,110
 4,000,000  5.875% due 11/15/1999                              4,014,000
 3,000,000  7.875% due 11/15/1999                              3,115,440
 3,000,000  5.625% due 11/30/1999                              2,996,850
                                                            ------------
 TOTAL U.S. TREASURY OBLIGATIONS (Cost $56,193,202)           56,386,240
                                                            ------------
REPURCHASE AGREEMENT -- 6.4% (Cost $3,900,632)
 3,900,632 Agreement with Lehman Brothers Holdings
              Inc., 6.500% dated 12/31/1997,
              to be repurchased at $3,902,021 on
              01/02/1998, collateralized by $3,900,632
              U.S. Treasury Notes, 8.875% maturing
              08/15/2017 (value $3,979,547)                    3,900,632
                                                            ------------
TOTAL INVESTMENTS (Cost $60,093,834*)              98.9%      60,286,872
OTHER ASSETS AND LIABILITIES (Net)                  1.1          662,459
                                                  -----     ------------
NET ASSETS                                        100.0%    $ 60,949,331
                                                  =====     ============
-------------
* Aggregate cost for Federal tax purposes.

Munder Cash Investment Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

                                                                    Rating
Principal                                                      ----------------
Amount                                                         S&P      Moody's      Value
---------                                                      ---      -------      -----
CERTIFICATES OF DEPOSIT -- 16.4%
$45,000,000  Bank of Nova Scotia,
               5.760% due 01/26/1998                           A1+/AA-    P1/Aa3    $ 45,000,000
50,000,000   Bank Tokyo Mitsubishi,
               6.531% due 01/20/1998+                           A1/A+     P1/Aa2      50,000,000
25,000,000   Caisse Nationale de Credit Agricole,
               5.800% due 03/10/1998                           A1+/AA     P1/Aa1      25,000,000
             Canadian Imperial Bank of Commerce, NY:
40,000,000     5.850% due 01/09/1998                           A1+/AA-    P1/Aa3      40,000,000
 6,000,000     5.880% due 01/14/1998                           A1+/AA-    P1/Aa3       6,000,000
20,000,000   National Westminster Bank,
               5.790% due 07/30/1998                           A1+/AA     P1/Aa2      20,000,000
                                                                                   -------------
 TOTAL CERTIFICATES OF DEPOSIT
    (Cost $186,000,000)                                                              186,000,000
                                                                                   -------------
COMMERCIAL PAPER -- 57.4%
45,000,000   Broadway Capital Corporation,
               5.630% due 01/26/1998+                           A1/NR      P1/NR      44,824,062
50,000,000   Browning Ferris Industries, Inc.,
               5.850% due 01/13/1998+                           A1/A       P2/A3      49,902,500
45,000,000   CXC, Inc.,
               5.600% due 01/26/1998+                          A1+/NR      P1/NR      44,825,000
19,800,000   Deutsche Bank Finance, Inc.,
               6.000% due 01/02/1998+                          A1+/AAA    P1/Aa1      19,796,700
16,000,000   Enterprise Funding Corporation,
               5.620% due 01/30/1998+                          A1+/NR      P1/NR      15,927,564
50,000,000   General Motors Acceptance Corporation,
               6.780% due 01/02/1998+                           A2/A+      P1/A1      49,990,583
50,000,000   Golden Managers Acceptance Corporation,
               5.970% due 01/29/1998+                          A1+/NR      P1/NR      49,767,833
             Gotham Funding Corporation:
25,000,000     5.640% due 01/21/1998+                           A1/NR      P1/NR      24,921,667
20,000,000     5.900% due 02/12/1998+                           A1/NR      P1/NR      19,862,333
45,000,000   International Lease Finance Corporation,
               5.570% due 01/06/1998+                           A1/A+      P1/A1      44,965,188
50,000,000   Lloyds Bank,
               5.700% due 02/09/1998+                          A1+/NR     P1/Aa1      49,691,250
50,000,000   National Rural Utilities Cooperative
               Finance Corporation,
               5.580% due 04/01/1998+                          A1+/AA      P1/A1      49,302,500
50,000,000   New Center Asset Trust,
               6.750% due 01/02/1998+                          A1+/NR      P1/NR      49,990,625
15,000,000   Preferred Receivables Funding Corporation,
               6.200% due 01/02/1998+                           A1/NR      P1/NR      14,997,417
30,000,000   Sanwa Business Credit Company,
               6.650% due 02/13/1998+                          A2/BBB+    P1/Aa3      29,761,709
             Sheffield Receivables Corporation:
25,000,000     5.900% due 01/12/1998+                          A1+/NR      P1/NR      24,954,931
25,000,000     5.980% due 01/15/1998+                          A1+/NR      P1/NR      24,941,861
40,000,000   Toyota Motor Credit Company,
               5.700% due 03/02/1998+                          A1+/AAA    P1/Aaa      39,620,000
                                                                                  --------------
  TOTAL COMMERCIAL PAPER
    (Cost $648,043,723)                                                              648,043,723
                                                                                  --------------
CORPORATE NOTES -- 6.2%
25,000,000   Jackson National Life Insurance,
               5.790% due 09/23/1998++                           AA         A1        25,000,000
20,000,000   Morgan Guaranty Trust Company,
               5.955% due 06/22/1998                           A1+/AAA    P1/Aa1      19,996,848
25,000,000   Sanwa Business Credit Company,
               6.265% due 05/08/1998+                          A2/BB+     P1/Aa3      25,000,000
                                                                                  --------------
  TOTAL CORPORATE NOTES
    (Cost $69,996,848)                                                                69,996,848
                                                                                  --------------
REPURCHASE AGREEMENTS -- 21.2%
139,173,343    Agreement with Lehman Brothers Holdings Inc., 6.500% dated
                  12/31/1997, to be repurchased at $139,223,600 on 01/02/1998, collateralized by $140,130,000 U.S. Treasury Notes,
                  5.500-5.750% having maturities ranging from 11/15/1998 through
                  08/15/2003 (value $141,919,370)                                    139,173,343
50,000,000   Agreement with Paine Webber, 6.470% dated 12/31/1997, to be repurchased at $50,017,972 on 01/02/1998, collateralized by
               $49,700,000 U.S. Treasury Note, 5.875% maturing 01/31/1999
               (value $51,114,923)                                                    50,000,000
50,000,000   Agreement with Sanwa BGK Securities Company L.P., 6.500% dated
               12/31/1997 to be repurchased at $50,018,055 on 01/02/1998, collateralized by $31,839,000 U.S. Treasury Bond, 11.25%
               maturing 02/15/2015 (value $51,021,998)                                50,000,000
                                                                                  --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $239,173,343)                                                                239,173,343
                                                                                  --------------
TOTAL INVESTMENTS (Cost $1,143,213,914*)                             101.2%        1,143,213,914
OTHER ASSETS AND LIABILITIES (Net)                                    (1.2)          (13,781,643)
                                                                     -----        --------------
NET ASSETS                                                           100.0%      $ 1,129,432,271
                                                                     =====        ==============

-------------
 * Aggregate cost for Federal tax purposes.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

Munder Money Market Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)



                                                                     Rating
Principal                                                      -----------------
Amount                                                          S&P     Moody's        Value
------                                                          ---     -------        -----
CERTIFICATES OF DEPOSIT -- 16.9%
$5,000,000   Bank of Nova Scotia,
               5.760% due 01/26/1998                           A1+/AA-    P1/Aa3     $ 5,000,000
 5,000,000   Bank of Tokyo Mitsubishi,
               6.531% due 01/20/1998+                           A1/A+     P1/Aa2       5,000,000
 4,000,000   Canadian Imperial Bank of Commerce, NY,
               5.880% due 01/14/1998                           A1+/AA-    P1/Aa3       4,000,000
 5,000,000   National Westminster Bank Plc,
               5.790% due 07/30/1998                             NR         Aa3        5,000,000
                                                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $19,000,000)                                                                  19,000,000
                                                                                   -------------
COMMERCIAL PAPER -- DISCOUNT -- 48.6%
 5,000,000   ABN AMRO North America,
               5.680% due 01/12/1998                            A1/AA     P1/Aa1       4,991,322
 5,000,000   Apreco Incorporated,
               5.900% due 01/12/1998+                           A1/NR      P1/NR       4,990,986
 5,000,000   Beta Finance Incorporated,
               5.670% due 02/20/1998+                          A1+/AAA     P1/NR       4,960,625
 5,000,000   Broadway Capital Corporation,
               6.200% due 01/12/1998+                           A1/NR      P1/NR       4,990,528
 5,000,000   First Chicago Financial Corporation,
               5.590% due 01/05/1998+                           A1/NR      P1/NR       4,996,894
 5,000,000   Gotham Funding Corporation,
               6.200% due 01/12/1998+                           A1/NR      P1/NR       4,990,528
 5,000,000   International Lease Finance Corporation,
               5.570% due 01/13/1998+                           A1/A+      P1/A1       4,990,717
 5,000,000   Matterhorn Capital Corporation,
               5.720% due 01/27/1998+                          A1+/NR      P1/NR       4,979,344
 5,000,000   National Rural Utilities Cooperative Finance,
               5.650% due 03/20/1998+                          A1+/AA      P1/A1       4,938,792
 5,000,000   Sanwa Business Credit Corporation,
               5.650% due 01/26/1998+                          A2/BBB+    P1/Aa3       4,980,382
 5,000,000   Strategic Asset Funding Corporation,
               5.680% due 01/30/1998+                           A1/NR      P1/NR       4,977,122
                                                                                   -------------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $54,787,240)                                                                  54,787,240
                                                                                   -------------
CORPORATE NOTES -- 7.8%
    Banking & Finance -- 7.8%
 3,726,000   Capital One Funding Corporation,
               6.000% due 04/01/2009++                         A1+/AA-     P1/NR       3,726,000
 5,000,000   Morgan Guaranty Trust Company,
               5.955% due 06/22/1998+                          A1+/AAA    P1/Aa1       4,999,212
                                                                                   -------------
TOTAL CORPORATE NOTES
  (Cost $8,725,212)                                                                    8,725,212
                                                                                   -------------
REPURCHASE AGREEMENTS -- 27.6%
26,137,934   Agreement with Lehman Brothers Holdings Inc.,
              6.500% dated 12/31/1997, to be repurchased at
              $26,147,373 on 01/02/1998, collateralized by
              $7,201,000 U.S. Treasury Note, 5.870% due
              11/30/2001 (value $7,259,569) and $63,575,000
              U.S. Treasury Strip, 8.870% due 08/15/2017
              (value $19,401,817)                                                     26,137,934
 5,000,000   Agreement with Morgan (J.P.) & Company, 6.250%
              dated 12/31/1997, to be repurchased at $5,001,736
              on 01/02/1998, collateralized by $3,740,000 U.S.
              Treasury Note, 8.875% maturing 02/15/2019
              (value $5,106,269)                                                       5,000,000
                                                                                   -------------


TOTAL REPURCHASE AGREEMENTS
  (Cost $31,137,934)                                                                  31,137,934
                                                                                    ------------
TOTAL INVESTMENTS (Cost $113,650,386*)                               100.9%          113,650,386
OTHER ASSETS AND LIABILITIES (Net)                                    (0.9)             (981,972)
                                                                      ----         -------------
NET ASSETS                                                           100.0%        $ 112,668,414
                                                                      ====         =============

-------------
 *  Aggregate cost for Federal tax purposes.
 +  Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.


Munder Tax-Free Money Market Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)

                                                                     Rating
Principal                                                      -----------------
Amount                                                          S&P      Moody's       Value
------                                                          ---      -------       -----
MUNICIPAL BONDS AND NOTES -- 95.8%
    Arizona -- 2.9%
$ 2,000,000 Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue
              (Tucson Electric Power), (Barclays Bank, LOC),
              3.750% due 12/01/2020+                            A-1+       VMIG1     $ 2,000,000
 3,400,000  Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue,
              (Tucson Electric -- 83C),
              (Bankers Trust Corporation, NY, LOC),
              3.800% due 12/15/2018+                             A-1        A1         3,400,000
 4,000,000  Pinal County, Arizona, Industrial Development
              Authority, Pollution Control Revenue,
              (Magma Copper Company Project),
              (Banque Nationale de Paris, LOC),
              4.200% due 12/01/2011+                            A-1+       VMIG1       4,000,000
                                                                                    ------------
                                                                                       9,400,000
                                                                                    ------------
    California -- 4.0%
 6,900,000  Irvine Ranch, California, Water District,
              (Capital Improvement Project),
              (Toronto Dominion Bank, LOC),
              5.000% due 08/01/2016+                             NR        VMIG1       6,900,000
 2,500,000  Los Angeles County, California, GO, Tax and Revenue
              Anticipation Notes, (Credit Suisse, NY, LOC;
              Morgan Guaranty Trust Company, NY, LOC),
              4.500% due 06/30/1998                             SP-1+      MIG1        2,507,714
 3,500,000  Upland California, Multi-family Housing Authority
              Revenue, (Upland Village Green Project),
              (Bank of Toyko, LA, LOC),
              3.900% due 09/01/2010+                             NR        VMIG1       3,500,000
                                                                                    ------------
                                                                                      12,907,714
                                                                                    ------------
    District of Columbia -- 2.7%
            District of Columbia, Revenue, Aces,
              (Georgetown University), (SBPA -- Sanwa Bank):
 1,000,000    Series D,
              3.800% due 04/01/2017+                            A-1+        A1         1,000,000
 7,800,000    Series E,
              3.800% due 04/01/2018+                            A-1+        A1         7,800,000
                                                                                    ------------
                                                                                       8,800,000
                                                                                    ------------
    Florida -- 6.0%
 5,100,000  Dade County, Florida, Housing Finance Authority,
              Multi-family Mortgage Revenue,
              (Miller Lake Apartments), Series L,
              (John Hancock Mutual Life Insured),
              3.850% due 02/01/2005+                            A-1+        NR         5,100,000
 6,000,000  Dade County, Florida, Water & Sewer Systems
              Revenue Bonds, (FGIC Insured),
              (SBPA--Commerzbank A.G., exp. 12/09/1997),
              3.650% due 10/05/2022+                             AAA        Aaa        6,000,000
 1,900,000  University Athletic Association, Inc.,
              4.950% due 02/01/2020+                             NR        VMIG1       1,900,000
 6,300,000  University of North Florida, Foundation, Inc.,
              Capital Improvement Revenue, Series 1994,
              (First Union National Bank of North Carolina,
               LOC),
              4.200% due 11/01/2024+                             NR        VMIG1       6,300,000
                                                                                    ------------
                                                                                      19,300,000
                                                                                    ------------
    Georgia -- 3.8%
 2,800,000  DeKalb County, Georgia, Private Hospital,
              Hospital Authority, Revenue Anticipation
              Certificates, (Egleston Children's Health)
              Series A, (Suntrust Bank, Atlanta, GA, LOC),
              3.700% due 12/01/2017+                            A-1+       VMIG1       2,800,000
 6,995,000  Georgia Municipal Association Pool Board,
              Certificates of Participation, (MBIA Insured),
              (Credit Suisse, LOC),
              4.150% due 12/15/2020+                            A-1+       VMIG1       6,995,000
 2,400,000  Glynn-Brunswick, Georgia, Memorial Hospital
              Authority, Revenue Anticipation Certificates,
              (Southeast Georgia Project), (MBIA Insured),
              (Suntrust Bank, Atlanta, GA, LOC),
              3.650% due 08/01/2016+                             AAA        Aaa        2,400,000
                                                                                    ------------
                                                                                      12,195,000
                                                                                    ------------
    Idaho -- 0.8%
 2,500,000  Idaho State, Tax Anticipation Notes,
              4.625% due 06/30/1998                             SP-1+      MIG1        2,508,826
                                                                                    ------------
    Illinois -- 3.4%
 4,900,000  Illinois Health Facilities Authority,
              (Advocate Health Care), Series B,
              3.800% due 08/15/2022+                            A-1+       VMIG1       4,900,000
 4,000,000  Illinois State Development Finance Authority,
              Industrial Development Authority Revenue,
              (Lake Forest Academy Project),
              (Northern Trust Company, LOC),
              3.950% due 12/01/2024+                            A-1+        NR         4,000,000
 2,000,000  Illinois State Toll Highway Authority, Toll
              Highway Priority Revenue, Series B,
              (MBIA Insured), (Societe Generale, LOC),
              3.650% due 01/01/2010+                             AAA        Aaa        2,000,000
                                                                                    ------------
                                                                                      10,900,000
                                                                                    ------------
    Indiana -- 2.7%
 1,400,000  Indiana Health Facility Hospital Revenue,
               Deaconess Hospital, Inc.,
              3.700% due 01/01/2022+                             NR         Aa3        1,400,000
 7,300,000  Indiana State Development Finance Authority
              Revenue, (Educational Facility -- Indiana
              Historical Society), (NBD Bank, Detroit, LOC),
              3.800% due 08/01/2031+                            A-1+        NR         7,300,000
                                                                                    ------------
                                                                                       8,700,000
                                                                                    ------------
    Iowa -- 2.6%
 2,000,000  Cedar Rapids, Iowa, Pollution Control Revenue,
              Refunding Bonds, (Iowa Electric Light & Power
               Company), (Barclays Bank, LOC),
              3.850% due 11/01/2003+                             NR         NR         2,000,000
 5,300,000  Chillicothe, Iowa, Pollution Control Revenue,
              (Iowa Electric and Power Company), (Barclays
               Bank, LOC),
              3.850% due 11/01/2010+                             NR        VMIG1       5,300,000
 1,000,000  Iowa Student Loan Liquidity Corporation,
              Student Loan Revenue, Series A,
              6.000% due 03/01/1998                              NR         Aa1        1,003,294
                                                                                    ------------
                                                                                       8,303,294
                                                                                    ------------
    Louisiana -- 1.5%
 5,000,000  West Baton Rouge Parish, Louisiana,
              Industrial District Number 3 Pollution Control
              Revenue,
              (Dow Chemical Co. Project),
              3.700% due 09/01/2003+                             NR         A1         5,000,000
                                                                                    ------------
    Maryland -- 6.5%
 8,000,000  Anne Arundel County, Maryland, GO,
              Bond Anticipation Notes, Series A,
              3.750% due 02/10/1998                              A-1+       P1         8,000,000
 6,600,000  Baltimore County, Maryland, Bond
              Anticipation Notes,
              3.850% due 02/10/1998                              A-1+       P1         6,600,000
 3,300,000  Baltimore County, Maryland,
              Revenue Bonds, (Sheppard & Enoch Pratt Hospital),
              (Societe Generale, LOC),
              3.750% due 07/01/2022+                             NR        VMIG1       3,300,000
 3,000,000  Maryland State Health & Higher Education,
              Facilities Authority Revenue, (Helix Health
              Hospital), Issue-A, (NationsBank, LOC),
              4.200% due 07/01/2026+                            A-1+        NR         3,000,000
                                                                                    ------------
                                                                                      20,900,000
                                                                                    ------------
    Massachusetts -- 3.1%
10,000,000  Massachusetts State Health & Education Facilities
              Authority Revenue, Variable Option
              Harvard University,
              3.800% due 02/01/2016+                            A-1+       VMIG1      10,000,000
                                                                                    ------------
    Michigan -- 7.4%
 4,000,000  Kalamazoo Michigan City School District,
              Strategic Aid Notes,
              4.000% due 04/15/1998                             SP-1+       Aa         4,003,334
            Michigan State Strategic Fund Limited,
             Obligation Revenue:
 1,000,000    (Community Care Properties Project),
              (National Bank of Detroit, LOC),
              4.050% due 09/01/2007+                             NR         NR         1,000,000
 3,000,000    (Van Andel Research Institute Project),
              4.150% due 11/01/2027                             A-1+        NR         3,000,000
 6,000,000  Michigan State Strategic Fund Limited, Pollution
              Control Revenue Bonds, (Dow Chemical Co. Project),
              3.650% due 01/15/1998                              NR         P1         6,000,000
10,000,000  Michigan State, GO,
              4.500% due 09/30/1998                             SP-1+      MIG1       10,055,518
                                                                                    ------------
                                                                                      24,058,852
                                                                                    ------------
    Minnesota -- 0.3%
 1,000,000  Minnesota School Districts, Tax & Aid Anticipation
              Certificates Indebtedness, Series B,
              3.850% due 09/03/1998                              NR        MIG1        1,000,000
                                                                                    ------------
    Mississipi -- 1.8%
 6,000,000  Lawrence County, Mississippi, Pollution Control
              Revenue, (Georgia Pacific Corporation Project),
              (Bank of Toyko, NY, LOC),
              4.275% due 12/01/2000+                             NR         Aa3        6,000,000
                                                                                    ------------
    Missouri -- 0.6%
 2,000,000  Columbia, Missouri, Special Obligation Reserve,
             Series A, (Toronto Dominion Bank, LOC),
              3.700% due 06/01/2008+                             AA        VMIG1       2,000,000
                                                                                    ------------
    Nebraska -- 3.1%
 1,825,000  Hamilton County, Nebraska, Industrial Development
              Authority Revenue, (The Lams Company Project),
              (Nationsbank, LOC),
              4.250% due 07/01/2005+                             NR         P1         1,825,000
 3,100,000    Lancaster County, Nebraska, Hospital Authority
              Number 1 Hospital Revenue, Refunding Bond,
              (Byan Memorial Hospital Project),
              (MBIA Insured) (SBPA -- Commerzbank A.G.,
              exp. 6/1/98),
              3.650% due 06/01/2012+                             AAA        Aaa        3,100,000
 5,000,000  Nebraska Educational Facilities Authority Revenue,
              Educational Equipment & Improvement,
              ( FGIC Insured), ( SBPA -- Mitsubishi Bank of
               New York, exp. 04/15/1998),
              4.050% due 12/01/2000+                             AAA        Aaa        5,000,000
                                                                                    ------------
                                                                                       9,925,000
                                                                                    ------------
    Nevada -- 2.1%
 6,962,000  Clark County, Nevada, Airport Improvement Revenue,
              Series A - 1, (MBIA Insured), (SBPA -- National
              Westminster Bank, exp. 02/19/1999),
              3.650% due 07/01/2012+                             AAA        Aaa        6,962,000
                                                                                    ------------
    New Mexico -- 3.2%
 5,000,000  Farmington, New Mexico, Pollution Control Revenue,
              (El Paso Electric Co.), Series A,
              3.700% due 11/01/2013+                             NR         Aa3        5,000,000
 5,200,000  New Mexico State, Subordinated Tax & Revenue
              Anticipation Notes, Series A,
              4.500% due 06/30/1998                             SP-1+      MIG1        5,219,056
                                                                                    ------------
                                                                                      10,219,056
                                                                                    ------------
    New York -- 3.4%
 6,000,000  New York State Local Government Assistance Corp.,
              Series B,
              (Credit Suisse, NY, LOC; First Boston, LOC),
              3.500% due 04/01/2023+                            A-1+       VMIG1       6,000,000
 5,000,000  New York, New York, Revenue Anticipation Notes,
               Series A,
              4.500% due 06/30/1998                             SP-1+      MIG1        5,018,035
                                                                                    ------------
                                                                                      11,018,035
                                                                                    ------------
    North Carolina -- 0.6%
 2,000,000  Charlotte, North Carolina, Airport Revenue,
               Series A, (MBIA Insured), (SBPA -- Commerzbank
              Aktiengeselexp, exp. 02/03/1998),
              3.650% due 07/01/2016+                             AAA        Aaa        2,000,000
                                                                                    ------------
    Ohio -- 2.2%
 2,290,000  Cuyahoga County, Ohio, Industrial Development
             Revenue Refunding, (Curtiss Wright Project),
              (National City Bank, LOC),
              4.200% due 12/01/2008+                             NR         NR         2,290,000
 2,500,000  Ohio State Special Obligation, Elementary &
              Secondary Education Capital Facilities B,
              4.500% due 12/01/1998                              AAA        Aaa        2,515,507
 2,215,000  Summit County, Ohio, Bond Anticipation Notes,
              4.875% due 11/19/1998                              A+        MIG1        2,235,225
                                                                                    ------------
                                                                                       7,040,732
                                                                                    ------------
    Pennsylvania -- 5.9%
            Delaware Valley, Pennsylvania, Registered Finance:
 5,000,000   Authority Local Government Revenue,
              3.650% due 12/01/2020+                            A-1+       VMIG1       5,000,000
 2,000,000    Series A,
              3.650% due 12/01/2017+                            A-1+       VMIG1       2,000,000
 5,000,000  Philadelphia, Pennsylvania, Water & Wastewater,
              Variable Series B,
              3.820% due 08/05/1998                             A-1+       VMIG1       4,998,677
 2,500,000  Temple University of The Commonwealth of
              Pennsylvania, System of Higher Education,
              4.750% due 05/18/1998                             SP-1+       NR         2,507,668
 4,665,000  York County, Pennsylvania, Industrial Development
              Authority,
              Industrial Development Revenue,
              (New Edgecomb Corporation Project),
              (Banque Nationale Paris, LOC),
              3.950% due 07/01/2009+                             NR         Aa3        4,665,000
                                                                                    ------------
                                                                                      19,171,345
                                                                                    ------------
    South Carolina -- 2.5%
 6,000,000  Piedmont, South Carolina, Municipal Power Agency
              Electric Revenue, Refunding Bond, Series B, (MBIA
              Insured), (SBPA -- Credit Suisse; First Boston,
              exp. 01/01/2019),
              3.600% due 10/10/2019+                             AAA        Aaa        6,000,000
 2,000,000  South Carolina Educational Facilities Authority,
              (Variable Furman University Project), Series B,
              4.100% due 10/01/2026+                             AAA        Aaa        2,000,000
                                                                                    ------------
                                                                                       8,000,000
                                                                                    ------------
    Tennessee -- 4.1%
 6,700,000  Chattanooga, Tennessee, Industrial Development
              Authority Revenue, (Market Street Ltd. Project),
              (ABN -- Amro, LOC),
              3.800% due 12/15/2012+                            A-1+        NR         6,700,000
 2,500,000  Clarksville, Tennessee, Public Building Authority,
              (NationsBank, TN, LOC),
              4.200% due 06/01/2024+                             A-1        NR         2,500,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Industrial Development Board
              Revenue, Multi-family Housing, (Arbor Crest
              Apartments), Series B,
              4.200% due 12/01/2007+                             NR        VMIG1       2,000,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Health and Facilities Board,
              (West Mead Place Project), (NationsBank, GA, LOC),
              4.200% due 10/01/2015+                            A-1+        NR         2,000,000
                                                                                    ------------
                                                                                      13,200,000
                                                                                    ------------
    Texas -- 12.0%
 1,900,000  Harris County, Texas, Health Facilities
              Development Corp. Hospital Revenue,
              (Tirr Project), (Texas Commerce Bank N.A., LOC),
              5.000% due 10/01/2017+                             NR         NR         1,900,000
 6,000,000  Harris County, Texas, Subordinated Lien
              Toll Road, Series E,
              (SBPA -- Morgan Guaranty Trust, exp. 10/01/1998),
              3.800% due 08/01/2015+                            A-1+       VMIG1       6,000,000
 8,000,000  Houston, Texas, Water & Sewer Systems,
              3.700% due 01/08/1998                              A-1        P1         8,000,000
 7,000,000  Lower Colorado River Authority Texas Revenue,
              Refunding Junior Lien, 3rd Supplement Series,
              (MBIA Insured), (SBPA -- Baverische Vereinbank),
              3.650% due 01/01/2013+                            A-1+       VMIG1       7,000,000
 3,000,000  San Antonio, Texas, Electric & Gas, Series A,
              3.600% due 04/08/1998                             A-1+       P1          3,000,000
 2,000,000  Texas State, Refunding Bonds,
              Veterans Housing Assistance Fund I,
              3.650% due 12/01/2016+                            A-1+       VMIG1       2,000,000
11,000,000  Texas State, Tax & Revenue Anticipation Notes,
              4.750% due 08/31/1998                             SP-1+      MIG1       11,066,986
                                                                                    ------------
                                                                                      38,966,986
                                                                                    ------------
    Utah -- 0.8%
 2,700,000  Salt Lake City, Utah, Industrial Development
              Revenue,
              (Leeds and Northrup Company),
              (Wachovia Bank, Atlanta, GA, LOC),
              4.050% due 04/01/2008+                             NR         NR         2,700,000
                                                                                    ------------
    Virginia -- 0.2%
   800,000  Tazwell County, Virginia, Industrial Development
              Authority Revenue, (Lowes Investment Corporation
              Project), (Wachovia Bank, LOC),
              4.450% due 09/01/2005+                             NR         NR           800,000
                                                                                    ------------
    Washington -- 2.0%
 3,900,000  Seattle, Washington, Municipal Light & Power
              Revenue, (SBPA -- Morgan Guaranty Trust exp.
              03/31/2001),
              3.650% due 06/01/2021                             A-1+       VMIG1       3,900,000
 2,700,000  Washington State, Public Power Supply Systems,
              (Nuclear Project No. 1), Series 1A-1,
              (Bank of America, LOC),
              4.100% due 07/01/2017+                            A-1+       VMIG1       2,700,000
                                                                                    ------------
                                                                                       6,600,000
                                                                                    ------------
    Wisconsin -- 0.7%
 2,200,000  Prairie, Wisconsin, Industrial Development
              Authority Revenue, (Milwaukee Valve Company
              Project), Series A, (National Bank of
              Detroit, LOC),
              4.150% due 11/01/2001+                             NR         NR         2,200,000
                                                                                    ------------
    Wyoming -- 1.4%
 4,500,000  Lincoln County, Wyoming, Pollution Control
              Revenue, (Pacificorp Project),
              3.800% due 03/10/1998                             A-1+        P1         4,500,000
                                                                                    ------------
    Puerto Rico -- 1.5%
 5,000,000  Puerto Rico Commonwealth, Tax & Revenue
              Anticipation, Notes Series A,
              4.500% due 07/30/1998                             SP-1+      MIG1        5,021,132
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $310,297,972)                                  310,297,972
                                                                                    ------------








Shares
------
SHORT-TERM INVESTMENTS -- 1.6%
 2,517,125  Dreyfus Tax-Exempt Cash Management                                         2,517,125
 2,752,206  Navigator Tax-Free Money Market Fund                                       2,752,206
                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $5,269,331)                                         5,269,331
                                                                                    ------------
TOTAL INVESTMENTS (Cost $315,567,303*)                                97.4%          315,567,303
OTHER ASSETS AND LIABILITIES (Net)                                     2.6             8,312,652
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $323,879,955
                                                                     =====          ============

-------------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
FGIC -- Federal Guaranty Insurance Corporation
GO   -- General Obligation Bonds
LOC  -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand by Purchase Agreement

Munder U.S. Treasury Money Market Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                                                Value
---------                                                                             -----
U.S. TREASURY OBLIGATIONS -- 41.0%
    U.S. Treasury Notes -- 41.0%
$35,000,000 5.125% due 04/30/1998                                                    $34,973,034
 10,000,000 5.125% due 06/30/1998                                                      9,983,516
                                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $44,956,550)                                    44,956,550
                                                                                    ------------
REPURCHASE AGREEMENTS -- 57.6%
5,000,000   Agreement with Goldman Sachs & Company, 6.350% dated
              12/31/1997, to be repurchased at $5,001,764 on 01/02/1998, collateralized by $4,110,000 U.S. Treasury Note, 13.125%
              maturing 05/15/2001 (value $5,105,224)                                   5,000,000
23,228,948  Agreement with Lehman Brothers Holdings Inc., 5.870% dated
              12/31/1997, to be repurchased at $23,236,523 on 01/02/1998, collateralized by $23,505,000 U.S. Treasury Note, 5.875%
              due 11/30/2001 (value $23,696,176)                                      23,228,948
5,000,000    Agreement with Merrill Lynch & Company Inc., 6.500% dated
              12/31/1997, to be repurchased at $5,001,806 on 01/02/1998, collateralized by $3,180,000 U.S. Treasury Note, 11.25% maturing
              02/15/2015 (value $5,119,800)                                            5,000,000
5,000,000   Agreement with Morgan (J.P.) & Company, 6.250% dated
              12/31/1997, to be repurchased at $5,001,736 on 01/02/1998, collateralized by $3,740,000 U.S. Treasury Note, 8.875%
              maturing 02/15/2019 (value $5,106,269) 5,000,000
15,000,000  Agreement with Paine Webber, 6.470% dated 12/31/1997, to be repurchased at $15,005,392 on 01/02/1998, collateralized by
              $14,705,000 U.S. Treasury Note, 6.875% maturing 03/31/2000
              (value $15,312,061)                                                     15,000,000
5,000,000   Agreement with Sanwa BGK Securities Company L.P., 6.500% dated
              12/31/1997, to be repurchased at $5,001,806 on 01/02/1998, collateralized by $3,184,000 U.S. Treasury Note, 11.25% maturing
              02/15/2015 (value $5,105,843)                                            5,000,000
5,000,000   Agreement with State Street Bank and Trust Company, 6.000% dated
              12/31/1997, to be repurchased at $5,001,667 on 01/02/1998, collateralized by $5,005,000 U.S. Treasury Note, 6.375%
              maturing 04/30/1999 (value $5,100,996)                                   5,000,000
                                                                                    ------------
TOTAL REPURCHASE AGREEMENTS (Cost $63,228,948)                                        63,228,948
                                                                                    ------------
TOTAL INVESTMENTS (Cost $108,185,498*)                                     98.6%     108,185,498
OTHER ASSETS AND LIABILITIES (Net)                                          1.4        1,523,148
                                                                          -----     ------------
NET ASSETS                                                                100.0%    $109,708,646
                                                                          =====     ============

---------
* Aggregate cost for Federal tax purposes.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)

                                               INCOME FUNDS
                                               ----------------------------------------------------------------------------
                                                              Munder         Munder          Munder U.S.    Munder
                                               Munder         Intermediate   International   Government     Michigan
                                               Bond           Bond           Bond            Income         Triple Tax-Free
                                               Fund           Fund           Fund            Fund           Bond Fund
                                               ------------   ------------   -----------     ------------   ---------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities .............................   $244,674,470   $555,108,176   $44,927,501     $268,066,353   $51,101,578
    Repurchase Agreements ..................      6,358,000      4,162,000     2,187,000        7,961,000        --
                                               ------------   ------------   -----------     ------------   -----------
Total Investments ..........................    251,032,470    559,270,176    47,114,501      276,027,353    51,101,578
Cash .......................................         --             --            51,119           --             3,131
Interest receivable ........................      4,903,237      8,462,285     1,124,413        2,088,089       597,477
Dividends receivable .......................         --             --            --               --            --
Receivable for investment securities sold ..        245,859        355,366        --              108,571        --
Receivable for Fund shares sold ............        332,478        163,865         2,012           59,859       300,506
Unamortized organization costs .............         --             --            25,019            3,490         5,188
Prepaid expenses ...........................         25,620         45,232        43,987           30,925         2,369
Receivable from advisor ....................         --             --            --               --            --
                                               ------------   ------------   -----------     ------------   -----------
      Total Assets .........................    256,539,664    568,296,924    48,361,051      278,318,287    52,010,249
                                               ------------   ------------   -----------     ------------   -----------
LIABILITIES:
Due to custodian ...........................        241,954        425,558        --              123,430        --
Payable for Fund shares redeemed ...........          3,861          7,396        --               12,892        --
Payable for investment securities purchased          --             --            --               --             3,131
Dividends payable ..........................         --             --            --               --            --
Investment advisory fee payable ............        108,185        240,964        20,711          117,655        21,837
Administration fee payable .................         23,479         52,406         4,509           25,597         4,749
Shareholder servicing fees payable .........          8,697         75,087            18           44,835        10,519
Distribution fees payable ..................          1,136          3,325            67            1,590           377
Transfer agent fee payable .................          3,645          6,879           566            3,406        --
Custodian fees payable .....................         23,767         63,038        26,458           31,893        12,488
Accrued Trustees'/Directors' fees and
  expenses .................................            742          1,170            74              541           104
Accrued expenses and other payables ........         11,409         38,438         1,509           67,418        24,597
                                               ------------   ------------   -----------     ------------   -----------
      Total Liabilities ....................        426,875        914,261        53,912          429,257        77,802
                                               ------------   ------------   -----------     ------------   -----------
NET ASSETS .................................   $256,112,789   $567,382,663   $48,307,139     $277,889,030   $51,932,447
                                               ============   ============   ===========     ============   ===========
Investments, at cost .......................   $248,038,559   $554,434,749   $49,232,810     $270,127,057   $48,592,910
                                               ============   ============   ===========     ============   ===========





                                                      MONEY MARKET FUNDS
     ---------------------------------------------------------------------------------------------------------------
     Munder           Munder          Munder          Munder           Munder          Munder          Munder
     Tax-Free         Tax-Free        Short Term      Cash             Money           Tax-Free        U.S. Treasury
     Bond             Intermediate    Treasury        Investment       Market          Money Market    Money Market
     Fund             Bond Fund       Fund            Fund             Fund            Fund            Fund
     ------------     ------------    -----------     --------------   ------------    ------------    -------------


     $206,646,902     $306,316,971    $56,386,240     $  904,040,571   $ 82,512,452    $315,567,303    $ 44,956,550
           --               --          3,900,632        239,173,343     31,137,934          --          63,228,948
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
      206,646,902      306,316,971     60,286,872      1,143,213,914    113,650,386     315,567,303     108,185,498
           --               --              1,429              1,239         --             457,185          --
        3,387,979        5,051,174        568,396          3,863,498        581,440       2,107,023         322,006
           --               --             --                --              --              --              --
           --               --             --                --              --           4,590,000          --
           --               48,573          5,073             47,135         --           2,001,657       2,291,148
            8,243           --             34,601            --              23,852          --              --
           27,669           34,600         69,796             60,760         17,813          26,005          29,902
           --               --             13,880            --              --              --              --
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
      210,070,793      311,451,318     60,980,047      1,147,186,546    114,273,491     324,749,173     110,828,554
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
           --               --             --                --              --              --              --
            9,778           --             --             12,748,063      1,450,000         102,700         614,082
        4,097,824        4,226,137         --                --              --              --              --
           --               --             --              4,205,245         50,962         555,912         414,805
           88,052          130,839         12,849            326,414         42,444          89,748          31,493
           19,567           28,471          5,589            101,404         11,545          27,890           9,856
           42,138           62,063             34             83,756         --              23,043           5,851
            1,269            2,502            144             25,712          5,641          19,642             313
            2,426            6,969            704             13,256            949           3,163             303
           27,800           40,544          8,871             84,136         22,243          36,130          38,433
              365              528            126              2,055             52             667          --
           61,716           39,203          2,399            164,234         21,241          10,323           4,772
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
        4,350,935        4,537,256         30,716         17,754,275      1,605,077         869,218       1,119,908
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
     $205,719,858     $306,914,062    $60,949,331     $1,129,432,271   $112,668,414    $323,879,955    $109,708,646
     ============     ============    ===========     ==============   ============    ============    ============
     $192,898,430     $296,597,867    $60,093,834     $1,143,213,914   $113,650,386    $315,567,303    $108,185,498
     ============     ============    ===========     ==============   ============    ============    ============

The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)
              (Continued)

                                  INCOME FUNDS
                                  -------------------------------------------------------------------------------------
                                                    Munder           Munder             Munder U.S.     Munder
                                  Munder            Intermediate     International      Government      Michigan
                                  Bond              Bond             Bond               Income          Triple Tax-Free
                                  Fund              Fund             Fund               Fund            Bond Fund
                                  ------------      ------------     -------------      -----------     ---------------
NET ASSETS consist of:
Undistributed net investment
income ........................   $     87,653      $    (48,922)    $   156,921       $    225,209     $   (20,382)
Accumulated net realized
  gain/(loss) on investments
  sold ........................     (4,073,344)      (22,930,261)       (140,701)          (177,782)        165,941
Net unrealized
  appreciation/(depreciation)
  of investments ..............      2,993,911         4,835,427      (2,155,736)         5,900,296       2,508,667
Par value .....................         25,895            59,976          51,002             26,971           5,174
Paid-in capital in excess of
  par value ...................    257,078,674       585,466,443      50,395,653        271,914,336      49,273,047
                                  ------------      ------------     -----------       ------------     -----------
                                  $256,112,789      $567,382,663     $48,307,139       $277,889,030     $51,932,447
                                  ============      ============     ===========       ============     ===========
NET ASSETS:
Class A Shares ................   $    968,970      $  7,194,986     $   152,262       $  3,475,061     $   528,305
                                  ============      ============     ===========       ============     ===========
Class B Shares ................   $    457,106      $    578,125     $    21,282       $  1,217,771     $   378,791
                                  ============      ============     ===========       ============     ===========
Class C Shares ................   $    164,350      $    852,322     $                 $     33,617     $    93,265
                                  ============      ============     ===========       ============     ===========
Class K Shares ................   $ 41,158,044      $353,475,036     $    85,396       $211,414,765     $50,303,643
                                  ============      ============     ===========       ============     ===========
Class Y Shares ................   $213,364,319      $205,282,194     $48,048,199       $ 61,747,816     $   628,443
                                  ============      ============     ===========       ============     ===========
SHARES OUTSTANDING:
Class A Shares ................         97,989           759,812          16,110            337,498          52,624
                                  ============      ============     ===========       ============     ===========
Class B Shares ................         46,237            61,166           2,253            118,210          37,724
                                  ============      ============     ===========       ============     ===========
Class C Shares ................         16,583            90,000          --                  3,263           9,299
                                  ============      ============     ===========       ============     ===========
Class K Shares ................      4,162,044        37,366,176           9,024         20,517,649       5,011,356
                                  ============      ============     ===========       ============     ===========
Class Y Shares ................     21,572,256        21,699,066       5,072,861          5,994,056          62,569
                                  ============      ============     ===========       ============     ===========
CLASS A SHARES:
Net asset value and redemption
  price per share .............   $       9.89      $       9.47     $      9.45       $      10.30     $     10.04
                                  ============      ============     ===========       ============     ===========
Maximum sales charge ..........           4.00%             4.00%           4.00%              4.00%           4.00%
Maximum offering price per
  share .......................   $      10.30      $       9.86     $      9.84       $      10.73     $     10.46
                                  ============      ============     ===========       ============     ===========
CLASS B SHARES:
Net asset value and offering
  price per share* ............   $       9.89      $       9.45     $      9.45       $      10.30     $     10.04
                                  ============      ============     ===========       ============     ===========
CLASS C SHARES:
Net asset value and offering
  price per share* ............   $       9.91      $       9.47             N/A       $      10.30     $     10.03
                                  ============      ============     ===========       ============     ===========
CLASS K SHARES:
Net asset value, offering price
  and redemption price per
  share .......................   $       9.89      $       9.46     $      9.46       $      10.30     $     10.04
                                  ============      ============     ===========       ============     ===========
CLASS Y SHARES:
Net asset value, offering price
  and redemption price per
  share .......................   $       9.89      $       9.46     $      9.47       $      10.30     $     10.04
                                  ============      ============     ===========       ============     ===========


----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").





                                                      MONEY MARKET FUNDS
     ------------------------------------------------------------------------------------------------------------
     Munder           Munder          Munder          Munder          Munder         Munder          Munder
     Tax-Free         Tax-Free        Short Term      Cash            Money          Tax-Free        U.S. Treasury
     Bond             Intermediate    Treasury        Investment      Market         Money Market    Money Market
     Fund             Bond Fund       Fund            Fund            Fund           Fund            Fund
     ------------    -------------   -----------     -------------   ------------    ------------    -------------


     $   (42,669)    $     (51,484)  $     1,660    $      --        $     --        $     --        $     --

        2,028,722          356,561        29,626            (4,951)           303        (155,684)         41,582

       13,748,473        9,719,104       193,038            --             --              --              --
           19,085           29,320         6,069         1,129,436        112,670         323,992         109,667
      189,966,247      296,860,561    60,718,938     1,128,307,786    112,555,441     323,711,647     109,557,397
     ------------    -------------   -----------     -------------   ------------    ------------    ------------
     $205,719,858    $ 306,914,062   $60,949,331     1,129,432,271   $112,668,414    $323,879,955    $109,708,646
     ============    =============   ===========     =============   ============    ============    ============

     $  4,218,620    $   7,686,672       --         $   88,557,050   $ 11,420,158    $107,961,418    $ 11,570,312
     ============    =============   ===========    ==============   ============    ============    ============
     $    336,375    $     385,985   $   167,880           --        $    367,713          --              --
     ============    =============   ===========    ==============   ============    ============    ============
     $     40,755          --        $    14,501           --        $  1,000,440          --              --
     ============    =============   ===========    ==============   ============    ============    ============
     $197,124,103    $ 291,251,221   $   600,705    $  689,621,835         --        $191,012,810    $ 46,191,801
     ============    =============   ===========    ==============   ============    ============    ============
     $  4,000,005    $   7,590,184   $60,166,245    $  351,253,386   $ 99,880,103    $ 24,905,727    $ 51,946,533
     ============    =============   ===========    ==============   ============    ============    ============

          391,867           73,346        --            88,557,674     11,419,415     108,004,871      11,568,603
     ============    =============   ===========    ==============   ============    ============    ============
           31,209           36,914        16,702           --             367,742          --              --
     ============    =============   ===========    ==============   ============    ============    ============
            3,783           --             1,444           --           1,000,148          --               -
     ============    =============   ===========    ==============   ============    ============    ============
       18,287,177       27,823,634        59,822       689,623,469         --         191,151,813      46,175,157
     ============    =============   ===========    ==============   ============    ============    ============
          371,357          724,871     5,991,496       351,254,819     99,882,822      24,835,620      51,923,304
     ============    =============   ===========     =============   ============    ============    ============

     $      10.77    $       10.47   $    --         $        1.00   $       1.00    $       1.00    $       1.00
     ============    =============   ===========     =============   ============    ============    ============
             4.00%            4.00%       --               --              --              --              --
     $      11.22    $       10.91   $      0.00     $        1.00   $       1.00    $       1.00    $       1.00
     ============    =============   ===========     =============   ============    ============    ============

     $      10.78    $       10.46   $     10.05               N/A   $       1.00             N/A             N/A
     ============    =============   ===========     =============   ============    ============    ============

     $      10.77              N/A   $     10.04               N/A   $       1.00             N/A             N/A
     ============    =============   ===========     =============   ============    ============    ============

     $      10.78     $      10.47    $    10.04     $        1.00            N/A    $       1.00    $       1.00
     ============    =============   ===========     =============   ============    ============    ============

     $      10.77     $      10.47    $    10.04     $        1.00   $       1.00    $       1.00    $       1.00
     ============    =============   ===========     =============   ============    ============    ============



The Munder Funds
Statements of Operations, Period Ended December 31, 1997 (Unaudited)

                                                    INCOME FUNDS
                                                    --------------------------------------------------------------------------
                                                                  Munder         Munder          Munder U.S.   Munder
                                                    Munder        Intermediate   International   Government    Michigan
                                                    Bond          Bond           Bond            Income        Triple Tax-Free
                                                    Fund          Fund           Fund            Fund          Bond Fund
                                                    -----------   -----------    -----------     -----------   ---------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of
  $11,978 for the Munder International Bond
  Fund)  ........................................   $ 6,367,716   $18,079,697    $ 1,193,137     $ 9,467,556   $1,314,690
                                                    -----------   -----------    -----------     -----------   ----------
      Total investment income  ..................     6,367,716    18,079,697      1,193,137       9,467,556    1,314,690
                                                    -----------   -----------    -----------     -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares  ...............................         1,184         8,792            205           2,380          658
  Class B Shares  ...............................         2,637         2,334            107           6,733        1,798
  Class C Shares  ...............................           295           973              2              97          467
Shareholder servicing fees:
  Class K Shares  ...............................        48,077       433,022            128         261,486       59,202
Investment advisory fee  ........................       467,968     1,340,683        129,241         678,583      122,537
Administration fee  .............................       100,995       289,341         27,892         146,449       26,445
Transfer agent fee  .............................        18,247        52,180          5,094          26,537        4,887
Custodian fees  .................................        25,788        71,091         23,553          35,722       13,176
Legal and Audit fees  ...........................         8,214        23,389          2,321          11,500        2,245
Trustees'/Directors' fees and expenses  .........         2,773         7,920            762           4,008          724
Amortization of organization costs  .............        --            --              3,290           1,163        2,318
Registration and filing fees  ...................        29,275        26,111         15,189          18,436          859
Other  ..........................................        11,165        12,574         12,365          41,134       15,479
                                                    -----------   -----------    -----------     -----------   ----------
      Total Expenses  ...........................       716,618     2,268,410        220,149       1,234,228      250,795
Fees waived and/or expenses reimbursed by
  investment advisor  ...........................        --            --             --              --            --
                                                    -----------   -----------    -----------     -----------   ----------
      Net Expenses  .............................       716,618     2,268,410        220,149       1,234,228      250,795
                                                    -----------   -----------    -----------     -----------   ----------
NET INVESTMENT INCOME  ..........................     5,651,098    15,811,287        972,988       8,233,328    1,063,895
                                                    -----------   -----------    -----------     -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions  ........................     1,867,429       820,593        383,630       1,166,104      290,684
  Forward foreign exchange contracts  ...........        --            --           (411,643)         --            --
  Foreign currency transactions  ................        --            --            (76,977)         --            --
Net change in unrealized appreciation/
 (depreciation) of:
   Securities  ..................................     3,708,776     6,449,754     (1,622,392)      5,524,343    1,774,893
   Foreign currency and net other assets  .......        --            --            (33,823)         --            --
                                                    -----------   -----------    -----------     -----------   ----------
Net realized and unrealized gain/(loss) on
  investments  ..................................     5,576,205     7,270,347     (1,761,205)      6,690,447    2,065,577
                                                    -----------   -----------    -----------     -----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS  ..............................   $11,227,303   $23,081,634    $  (788,217)    $14,923,775   $3,129,472
                                                    ===========   ===========    ===========     ===========   ==========





                                                      MONEY MARKET FUNDS
     -------------------------------------------------------------------------------------------------------------
     Munder           Munder          Munder          Munder           Munder         Munder         Munder
     Tax-Free         Tax-Free        Short Term      Cash             Money          Tax-Free       U.S. Treasury
     Bond             Intermediate    Treasury        Investment       Market         Money Market   Money Market
     Fund             Bond Fund       Fund            Fund             Fund           Fund           Fund
     -----------      -----------    -----------      -----------      ----------     ----------     -------------

     $ 6,048,586      $ 8,328,838    $ 1,642,197      $29,241,499      $3,556,095     $5,379,526     $4,881,785
     -----------      -----------    -----------      -----------      ----------     ----------     ----------
       6,048,586        8,328,838      1,642,197       29,241,499       3,556,095      5,379,526      4,881,785
     -----------      -----------    -----------      -----------      ----------     ----------     ----------

           4,301            8,834          --             126,939          11,819         40,870          4,514
           1,409            1,561            557           --               2,632          --             --
             193           --                 42           --               7,087          --             --

         247,921          366,789             34          471,098           --           172,629         32,849
         515,067          771,366         70,892        1,796,945         250,047        511,924        311,438
         111,160          166,473         30,599          554,013          67,455        157,831         96,019
          20,048           29,952          5,571           70,155          11,741         25,414         17,121
          31,017           45,455          9,609          115,407          22,850         40,020         38,239
           8,952           13,558          1,910           43,213           4,949         12,813          8,045
           3,039            4,551            838           15,157           1,833          4,325          2,586
           2,738           --              4,190           --              18,148          --             --
          15,901           17,430         33,955           23,444           9,572         20,039         11,422
          13,122              260            561               59          13,487          4,027          4,524
     -----------      -----------    -----------      -----------      ----------     ----------     ----------
         974,868        1,426,229        158,758        3,216,430         421,620        989,892        526,757

          --               --            (13,880)          --               --             --             --
     -----------      -----------    -----------      -----------      ----------     ----------     ----------
         974,868        1,426,229        144,878        3,216,430         421,620        989,892        526,757
     -----------      -----------    -----------      -----------      ----------     ----------     ----------
       5,073,718        6,902,609      1,497,319       26,025,069       3,134,475      4,389,634      4,355,028

     -----------      -----------    -----------      -----------      ----------     ----------     ----------
       3,434,649        1,046,039         79,372           --               --              (150)           350
          --               --              --              --               --             --             --
          --               --              --              --               --             --             --

       4,623,916        3,001,179        145,317           --               --             --             --
          --               --              --              --               --             --             --
     -----------      -----------    -----------      -----------      ----------     ----------     ----------
       8,058,565        4,047,218        224,689           --               --              (150)           350
     -----------      -----------    -----------      -----------      ----------     ----------     ----------

     $13,132,283      $10,949,827     $1,722,008      $26,025,069      $3,134,475     $4,389,484     $4,355,378
     ===========      ===========     ==========      ===========      ==========     ==========     ==========

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1997 (Unaudited)

                                                    INCOME FUNDS
                                                    -------------------------------------------------------------------------
                                                                  Munder         Munder         Munder U.S.   Munder
                                                    Munder        Intermediate   International  Government    Michigan
                                                    Bond          Bond           Bond           Income        Triple Tax-Free
                                                    Fund          Fund           Fund           Fund          Bond Fund
                                                    -----------   -----------    -------------  ----------    ---------------
Net investment income  ..........................   $  5,651,098  $ 15,811,287   $   972,988    $  8,233,328  $ 1,063,895
Net realized gain/(loss) on investments and
  foreign currency sold during the period  ......      1,867,429       820,593      (104,990)      1,166,104      290,684
Net change in unrealized
  appreciation/(depreciation) of investments and
  foreign currency during the period  ...........      3,708,776     6,449,754    (1,656,215)      5,524,343    1,774,893
                                                    ------------  ------------   -----------    ------------  -----------
Net increase/(decrease) in net assets resulting
  from operations  ..............................     11,227,303    23,081,634      (788,217)     14,923,775    3,129,472
Dividends to shareholders from net investment
  income:
  Class A Shares  ...............................        (27,282)     (197,288)       (2,820)        (55,332)     (11,320)
  Class B Shares  ...............................        (12,718)      (11,733)         (375)        (33,516)      (6,706)
  Class C Shares  ...............................         (1,502)       (5,602)       --                (503)      (1,706)
  Class K Shares  ...............................     (1,090,124)  (10,079,111)       (1,574)     (6,140,034)  (1,058,657)
  Class Y Shares  ...............................     (4,431,819)   (5,586,060)     (911,650)     (1,806,289)     (15,452)
Distributions to shareholders from net
 realized gains:
  Class A Shares  ...............................         --            --              (260)        (16,343)        (923)
  Class B Shares  ...............................         --            --               (37)         (5,781)        (661)
  Class C Shares  ...............................         --            --            --                (106)        (164)
  Class K Shares  ...............................         --            --              (147)     (1,012,624)     (87,429)
  Class Y Shares  ...............................         --            --           (82,339)       (290,979)      (1,099)
Distributions in excess of net realized
 capital gains:
  Class A Shares  ...............................         --            --            --              (2,191)      --
  Class B Shares  ...............................         --            --            --                (775)      --
  Class C Shares  ...............................         --            --            --                 (14)      --
  Class K Shares  ...............................         --            --            --            (135,784)      --
  Class Y Shares  ...............................         --            --            --             (39,018)      --
Net increase/(decrease) in net assets from
 Fund share transactions:
  Class A Shares  ...............................        123,128     1,041,603        (9,680)      2,223,683      (29,576)
  Class B Shares  ...............................       (122,338)      107,610         1,399        (413,476)      52,617
  Class C Shares  ...............................        117,467       790,911        --              23,354       --
  Class K Shares  ...............................      4,955,122    23,412,265       (14,011)     12,788,160    5,108,574
  Class Y Shares  ...............................     95,460,903    41,264,909    (1,853,294)      5,473,297      (49,949)
                                                    ------------  ------------   -----------    ------------  -----------
Net increase/(decrease) in net assets  ..........    106,198,140    73,819,138    (3,663,005)     25,479,504    7,027,021
NET ASSETS:
Beginning of period  ............................    149,914,649   493,563,525    51,970,144     252,409,526   44,905,426
                                                    ------------  ------------   -----------    ------------  -----------
End of period  ..................................   $256,112,789  $567,382,663   $48,307,139    $277,889,030  $51,932,447
                                                    ============  ============   ===========    ============  ===========
Undistributed net investment income  ............   $     87,653  $    (48,922)  $   156,921    $    225,209  $   (20,382)
                                                    ============  ============   ===========    ============  ===========

                                                    MONEY MARKET FUNDS
     -----------------------------------------------------------------------------------------------------------
     Munder          Munder         Munder          Munder           Munder         Munder         Munder
     Tax-Free        Tax-Free       Short Term      Cash             Money          Tax-Free       U.S. Treasury
     Bond            Intermediate   Treasury        Investment       Market         Money Market   Money Market
     Fund            Bond Fund      Fund            Fund             Fund           Fund           Fund
     ------------    ------------   -----------     --------------   ------------   ------------   -------------

     $  5,073,718    $  6,902,609   $ 1,497,319     $   26,025,069   $  3,134,475   $  4,389,634   $   4,355,028

        3,434,649       1,046,039        79,372            --              --               (150)            350

        4,623,916       3,001,179       145,317            --              --             --             --
     ------------    ------------   -----------     --------------   ------------   ------------   -------------

       13,132,283      10,949,827     1,722,008         26,025,069      3,134,475      4,389,484       4,355,378

          (88,070)       (161,172)       --             (2,347,811)       (79,064)      (488,422)        (84,575)
           (6,278)         (6,065)       (2,471)           --              (7,974)        --             --
             (855)         --              (150)           --             (27,810)        --             --
       (4,972,602)     (6,636,616)       --            (15,855,584)        --         (3,434,235)     (1,048,053)
         (103,059)       (183,450)   (1,506,761)        (7,821,674)    (3,019,627)      (466,977)     (3,222,400)

          (62,615)        (62,353)       --                --              --             --             --
           (5,007)         (3,013)          (44)           --              --             --             --
             (599)         --                (4)           --              --             --             --
       (2,947,365)     (2,377,413)       --                --              --             --             --
          (59,887)        (61,867)      (16,152)           --              --             --             --

           --              --            --                --              --             --             --
           --              --            --                --              --             --             --
           --              --            --                --              --             --             --
           --              --            --                --              --             --             --
           --              --            --                --              --             --             --

        1,657,414       1,444,990        --             (7,634,934)     7,764,808    102,798,058       6,249,948
           89,415         112,758       134,199            --             (83,597)        --             --
           40,146          --            14,429            --            (755,050)        --             --
        2,171,104       6,219,521      (826,679)        89,763,223         --        (35,730,058)      4,304,229
          (42,686)         41,016    10,916,369         71,827,000    (24,739,919)     1,874,611    (181,591,585)
     ------------    ------------   -----------     --------------   ------------   ------------   -------------
        8,801,339       9,276,163    10,434,744        153,955,289    (17,813,758)    68,942,408    (171,037,058)

      196,918,519     297,637,899    50,514,587        975,476,982    130,482,172    254,937,494     280,745,704
     ------------    ------------   -----------     --------------   ------------   ------------   -------------
     $205,719,858    $306,914,062   $60,949,331     $1,129,432,271   $112,668,414   $323,879,955   $ 109,708,646
     ============    ============   ===========     ==============   ============   ============   =============
     $    (42,669)   $    (51,484)  $     1,660     $     --         $     --       $     --       $     --
     ============    ============   ===========     ==============   ============   ============   =============

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997

                                                    INCOME FUNDS
                                                    --------------------------------------------------------------------------
                                                                  Munder        Munder          Munder U.S.    Munder
                                                    Munder        Intermediate  International   Government     Michigan
                                                    Bond          Bond          Bond            Income         Triple Tax-Free
                                                    Fund          Fund          Fund(a)            Fund           Bond Fund
                                                    ------------  -----------   -----------     ------------   ---------------
Net investment income  ..........................   $  9,817,973  $30,588,226   $ 1,106,189     $ 15,419,474   $1,682,905
Net realized gain/(loss) on investments sold
  during the period  ............................     (1,273,300)  (2,962,876)     (725,777)          92,451        23,364
Net change in unrealized
  appreciation/(depreciation) of investments
  during the period  ............................      1,614,599    4,183,462      (499,521)       1,487,143     1,067,899
                                                    ------------  -----------   -----------     ------------   ----------
Net increase/(decrease) in net assets resulting
  from operations  ..............................     10,159,272   31,808,812      (119,109)      16,999,068     2,774,168
Dividends to shareholders from net investment
  income:  ......................................
  Class A Shares  ...............................        (54,483)    (329,669)         (111)         (31,453)      (21,787)
  Class B Shares  ...............................        (29,919)     (13,634)       --              (75,633)      (10,562)
  Class C Shares  ...............................         (3,606)      (5,423)       --                 (485)       (2,210)
  Class K Shares  ...............................     (2,194,881)  20,149,211)       --          (11,212,087)   (1,624,310)
  Class Y Shares  ...............................     (7,136,218)  10,089,041)     (237,229)      (3,165,621)      (22,751)
Distributions to shareholders from net
 realized gains:
  Class A Shares  ...............................         --           --            --                 (160)          (54)
  Class B Shares  ...............................         --           --            --                 (722)          (32)
  Class C Shares  ...............................         --           --            --                   (3)          (10)
  Class K Shares  ...............................         --           --            --              (72,543)       (4,034)
  Class Y Shares  ...............................         --           --            --              (19,022)          (55)
Distributions in excess of net realized
 capital gains:
  Class A Shares  ...............................         --           --            --                  (30)       --
  Class B Shares  ...............................         --           --            --                  (81)       --
  Class C Shares  ...............................         --           --            --                   (1)       --
  Class K Shares  ...............................         --           --            --              (11,014)       --
  Class Y Shares  ...............................         --           --            --               (2,999)       --
Net increase/(decrease) in net assets from
 Fund share transactions:
  Class A Shares  ...............................        (79,168)     744,889       168,043          960,997        73,547
  Class B Shares  ...............................        260,017      360,152        20,740        1,099,256        52,035
  Class C Shares  ...............................         (6,847)      (2,000)       --                9,738        89,022
  Class K Shares  ...............................      2,646,572   45,876,064)       99,343       33,672,565    12,789,812
  Class Y Shares  ...............................       (117,790)  21,825,653)   52,038,467        7,860,468       435,535
                                                    ------------  -----------   -----------     ------------   ----------
Net increase/(decrease) in net assets  ..........      3,442,949   65,376,842)   51,970,144       46,010,238    14,528,314
NET ASSETS:
Beginning of period  ............................    146,471,700   58,940,367        --          206,399,288    30,377,112
                                                    ------------  -----------   -----------     ------------   ----------
End of period  ..................................   $149,914,649  $93,563,525   $51,970,144     $252,409,526   $44,905,426
                                                    ============  ===========   ===========     ============   ===========
Undistributed net investment income  ............   $     --      $    19,585   $   100,354     $     27,555   $     9,564
                                                    ============  ===========   ===========     ============   ===========

----------------
(a) The Munder International Bond Fund commenced operations on October 2,
    1996.

(b) The Munder Short Term Treasury Fund commenced operations on January 29,
    1997.





                                                      MONEY MARKET FUNDS
     ---------------------------------------------------------------------------------------------------------------
     Munder           Munder          Munder          Munder           Munder          Munder          Munder
     Tax-Free         Tax-Free        Short Term      Cash             Money           Tax-Free        U.S. Treasury
     Bond             Intermediate    Treasury        Investment       Market          Money Market    Money Market
     Fund             Bond Fund       Fund(b)         Fund             Fund            Fund            Fund
     ------------     ------------    -----------     -------------    -------------   -------------   -------------

     $  9,107,338     $ 12,573,026    $ 1,090,404     $ 47,793,512    $   7,265,513   $   7,227,770   $  15,008,675

        1,883,192        1,919,657        (33,546)             260              (10)         17,604          19,327

        2,794,934        1,306,532         47,721           --               --              --              --
     ------------     ------------    -----------     ------------     ------------    ------------    ------------

       13,785,464       15,799,215      1,104,579       47,793,772        7,265,503       7,245,374      15,028,002

          (90,026)        (234,435)        --           (3,996,094)         (15,771)       (184,129)       (126,065)
           (2,157)          (6,230)          (534)          --               (6,198)         --              --
           --               --             --               --              (14,812)         --              --
       (8,895,270)     (12,106,823)       (18,093)     (28,603,926)          --          (6,145,280)     (1,992,551)
         (108,734)        (232,532)    (1,061,825)     (15,193,492)      (7,228,732)       (898,361)    (12,890,059)

          (11,640)         (13,709)        --               --               --              --              --
             (361)            (447)        --               --               --              --              --
           --               --             --               --               --              --              --
       (1,496,506)        (798,558)        --               --               --              --              --
          (15,776)         (14,053)        --               --               --              --              --

           --               --             --               --               --              --              --
           --               --             --               --               --              --              --
           --               --             --               --               --              --              --
           --               --             --               --               --              --              --
           --               --             --               --               --              --              --

        1,312,356        1,165,835         --          (20,429,813)       3,631,506      (5,381,208)      3,698,908
          235,233          221,595         33,542           --              326,972          --              --
           --               --             --               --            1,755,190          --              --
       (9,483,602)     (52,431,479)     1,419,541       52,334,583           --          34,181,594     (20,258,836)
        1,969,365        2,175,949     49,037,377      (38,398,886)     (98,775,028)     (2,647,522)    (76,339,867)
     ------------     ------------    -----------     -------------    -------------   -------------   -------------
       (2,801,654)     (46,475,672)    50,514,587       (6,493,856)     (93,061,370)     26,170,468     (92,880,468)

      199,720,173      344,113,571         --          981,970,838      223,543,542     228,767,026     373,626,172
     ------------     ------------    -----------     -------------    -------------   -------------   -------------
     $196,918,519     $297,637,899    $50,514,587     $975,476,982    $ 130,482,172   $ 254,937,494   $ 280,745,704
     ============     ============    ===========     ============     ============    ============    ============
     $     54,477     $     33,210    $    13,723     $     --         $     --        $     --        $     --
     ============     ============    ===========     ============     ============    ============    ============

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)

                                               INCOME FUNDS
                                               -----------------------------------------------------------------------------
                                                                                                                 Munder
                                                                Munder          Munder          Munder U.S.      Michigan
                                               Munder           Intermediate    International   Government       Triple
                                               Bond             Bond            Bond            Income           Tax-Free
                                               Fund             Fund            Fund            Fund             Bond Fund
                                               ------------     ------------    -----------     ------------     -----------
Amount
Class A Shares:
Sold .......................................   $    322,565     $ 33,549,135    $    16,600     $  2,963,798     $   178,327
Issued as reinvestment of dividends ........         19,005          151,806          3,082           41,292           8,055
Redeemed ...................................       (218,442)     (32,659,338)       (29,362)        (781,407)       (215,958)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $    123,128     $  1,041,603    $    (9,680)    $  2,223,683     $   (29,576)
                                               ============     ============    ===========     ============     ===========
Class B Shares:
Sold .......................................   $    458,343     $    272,469    $     1,293     $  1,220,494     $    49,103
Issued as reinvestment of dividends ........          1,044            3,665            106              254           5,491
Redeemed ...................................       (581,725)        (168,524)        --           (1,634,224)         (1,977)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $   (122,338)    $    107,610    $     1,399     $   (413,476)    $    52,617
                                               ============     ============    ===========     ============     ===========
Class C Shares:
Sold .......................................   $    117,306     $  2,200,104         --         $     41,374          --
Issued as reinvestment of dividends ........            161            4,191         --                  494          --
Redeemed ...................................         --           (1,413,384)        --              (18,514)         --
                                               ------------     ------------    -----------     ------------     -----------
Net increase ...............................   $    117,467     $    790,911         --         $     23,354          --
                                               ============     ============    ===========     ============     ===========
Class K Shares:
Sold .......................................   $  7,993,703     $ 47,403,228    $     8,989     $ 25,549,505     $ 7,029,211
Issued as reinvestment of dividends ........         --               13,508         --                1,441          --
Redeemed ...................................     (3,038,581)     (24,004,471)       (23,000)     (12,762,786)     (1,920,637)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $  4,955,122     $ 23,412,265    $   (14,011)    $ 12,788,160     $ 5,108,574
                                               ============     ============    ===========     ============     ===========
Class Y Shares:
Sold .......................................   $114,288,228     $ 60,770,353    $ 2,174,234     $  6,864,577     $    44,581
Issued as reinvestment of dividends ........         31,413           39,871        376,060           19,867           4,213
Redeemed ...................................    (18,858,738)     (19,545,315)    (4,403,588)      (1,411,147)        (98,743)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $ 95,460,903     $ 41,264,909    $(1,853,294)    $  5,473,297     $   (49,949)
                                               ============     ============    ===========     ============     ===========

----------------
(a) The Munder Tax-Free Bond Fund Class C shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class C shares commenced operations on July 2, 1997.





     -------------------------------------------------
     Munder             Munder            Munder
     Tax-Free           Tax-Free          Short Term
     Bond               Intermediate      Treasury
     Fund(a)            Bond Fund         Fund(b)
     ------------       ------------      ------------

     $  2,805,410       $  3,419,192            --
           27,696            100,402            --
       (1,175,692)        (2,074,604)           --
     ------------       ------------      ------------
     $  1,657,414       $  1,444,990            --
     ============       ============      ============

     $     90,399       $    112,593      $    214,679
               14                165                21
             (998)            --               (80,501)
     ------------       ------------      ------------
     $     89,415       $    112,758      $    134,199
     ============       ============      ============

     $     40,146             --          $     27,037
           --                 --                     7
           --                 --               (12,615)
     ------------       ------------      ------------
     $     40,146             --          $     14,429
     ============       ============      ============

     $ 12,880,832       $ 22,226,915      $    600,000
              821              6,681            --
      (10,710,549)       (16,014,075)       (1,426,679)
     ------------       ------------      ------------
     $  2,171,104       $  6,219,521      $   (826,679)
     ============       ============      ============

     $    330,168       $    752,353      $ 24,833,909
            1,610                671         1,231,988
         (374,464)          (712,008)      (15,149,528)
     ------------       ------------      ------------
     $    (42,686)      $     41,016      $ 10,916,369
     ============       ============      ============

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)

                                               INCOME FUNDS
                                               ---------------------------------------------------------------------------
                                                                                                                 Munder
                                                                Munder          Munder          Munder U.S.      Michigan
                                               Munder           Intermediate    International   Government       Triple
                                               Bond             Bond            Bond            Income           Tax-Free
                                               Fund             Fund            Fund            Fund             Bond Fund
                                               ----------       ------------    ------------    ----------       ---------
Shares
Class A Shares:
Sold .......................................       33,106        3,543,288         1,723           288,255         18,260
Issued as reinvestment of dividends ........        1,947           16,109           321             4,017            814
Redeemed ...................................      (22,455)      (3,453,662)       (3,048)          (76,379)       (22,014)
                                               ----------       ----------      --------        ----------       --------
Net increase/(decrease) ....................       12,598          105,735        (1,004)          215,893         (2,940)
                                               ==========       ==========      ========        ==========       ========
Class B Shares:
Sold .......................................       46,564           28,886           134           119,221          5,015
Issued as reinvestment of dividends ........          107              390            11                25            554
Redeemed ...................................      (58,858)         (17,905)         --            (159,240)          (201)
                                               ----------       ----------      --------        ----------       --------
Net increase/(decrease) ....................      (12,187)          11,371           145           (39,994)         5,368
                                               ==========       ==========      ========        ==========       ========
Class C Shares:
Sold .......................................       11,896          233,366          --               4,030           --
Issued as reinvestment of dividends ........           16              443          --                  48           --
Redeemed ...................................        --            (150,036)         --              (1,798)          --
                                               ----------       ----------      --------        ----------       --------
Net increase ...............................       11,912           83,773          --               2,280           --
                                               ==========       ==========      ========        ==========       ========
Class K Shares:
Sold .......................................      818,466        5,026,214           922         2,485,946        713,521
Issued as reinvestment of dividends ........        --               1,435          --                 140           --
Redeemed ...................................     (311,706)      (2,545,870)       (2,336)       (1,240,584)      (195,306)
                                               ----------       ----------      --------        ----------       --------
Net increase/(decrease) ....................      506,760        2,481,779        (1,414)        1,245,502        518,215
                                               ==========       ==========      ========        ==========       ========
Class Y Shares:
Sold .......................................   11,641,064        6,440,120       222,838           668,232          4,485
Issued as reinvestment of dividends ........        3,214            4,234        39,079             1,934            427
Redeemed ...................................   (1,924,935)      (2,073,696)     (445,954)         (137,344)        (9,927)
                                               ----------       ----------      --------        ----------       --------
Net increase/(decrease) ....................    9,719,343        4,370,658      (184,037)          532,822         (5,015)
                                               ==========       ==========      ========        ==========       ========

----------------

(a) The Munder Tax-Free Bond Fund Class C shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class C shares commenced operations on July 2, 1997.





     -------------------------------------------
     Munder           Munder          Munder
     Tax-Free         Tax-Free        Short Term
     Bond             Intermediate    Treasury
     Fund(a)          Bond Fund       Fund(b)
     ---------        ----------      ----------

       261,106           325,254           --
         2,577             9,576           --
      (108,800)         (197,043)          --
     ---------        ----------      ----------
       154,883           137,787           --
     =========        ==========      ==========

         8,444            10,714          21,330
             1                14               2
           (93)            --             (8,010)
     ---------        ----------      ----------
         8,352            10,728          13,322
     =========        ==========      ==========

         3,782             --              2,697
         --                --                  1
         --                --             (1,254)
     ---------        ----------      ----------
         3,782             --              1,444
     =========        ==========      ==========

     1,196,536         2,110,386          59,821
            76               637           --
      (996,774)       (1,521,842)       (142,525)
     ---------        ----------      ----------
       199,838           589,181         (82,704)
     =========        ==========      ==========

        30,527            71,408       2,474,144
           150                65         122,912
       (34,739)          (67,582)     (1,508,588)
     ---------        ----------      ----------
        (4,062)            3,891       1,088,468
     =========        ==========      ==========

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                    MONEY MARKET FUNDS
                                                    ---------------------------------------------------------------------
                                                    Munder            Munder             Munder             Munder
                                                    Cash              Money              Tax-Free           U.S. Treasury
                                                    Investment        Market             Money Market       Money Market
                                                    Fund              Fund               Fund               Fund
                                                    -------------     -------------      -------------      -------------
Class A Shares:
Sold  ...........................................   $ 509,835,826     $ 307,030,025      $ 120,487,946      $  15,909,377
Issued as reinvestment of dividends  ............       2,314,398            74,229            487,302             75,509
Redeemed  .......................................    (519,785,158)     (299,339,446)       (18,177,190)        (9,734,938)
                                                    -------------     -------------      -------------      -------------
Net increase/(decrease)  ........................   $  (7,634,934)    $   7,764,808      $ 102,798,058      $   6,249,948
                                                    =============     =============      =============      =============
Class B Shares:
Sold  ...........................................                     $   7,498,084
Issued as reinvestment of dividends  ............                             7,122
Redeemed  .......................................                        (7,588,803)
                                                                      -------------
Net decrease  ...................................                     $     (83,597)
                                                                      =============
Class C Shares:
Sold  ...........................................                     $  43,291,475
Issued as reinvestment of dividends  ............                            26,603
Redeemed  .......................................                       (44,073,128)
                                                                      -------------
Net decrease  ...................................                     $    (755,050)
                                                                      =============
Class K Shares:
Sold  ...........................................   $ 865,877,139                        $ 214,331,812      $  71,182,529
Issued as reinvestment of dividends  ............          74,997                                3,424                  2
Redeemed  .......................................    (776,188,913)                        (250,065,294)       (66,878,302)
                                                    -------------                        -------------      -------------
Net increase/(decrease)  ........................   $  89,763,223                        $ (35,730,058)     $   4,304,229
                                                    =============                        =============      =============
Class Y Shares:
Sold  ...........................................   $ 349,207,306     $ 196,871,169      $  59,457,828      $  67,761,009
Issued as reinvestment of dividends  ............          24,701         2,756,773                932                  8
Redeemed  .......................................    (277,405,007)     (224,367,861)       (57,584,149)      (249,352,602)
                                                    -------------     -------------      -------------      -------------
Net increase/(decrease)  ........................   $  71,827,000     $ (24,739,919)     $   1,874,611      $(181,591,585)
                                                    =============     =============      =============      =============


                    [THIS PAGE INTENTIONALLY LEFT BLANK]

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997

                                       INCOME FUNDS
                                       -----------------------------------------------------------------------------------------
                                                         Munder             Munder            Munder U.S.        Munder
                                       Munder            Intermediate       International     Government         Michigan
                                       Bond              Bond               Bond              Income             Triple Tax-Free
                                       Fund              Fund               Fund(a)           Fund(b)            Bond Fund(c)
                                       ------------      ------------       -----------       ------------       ---------------
Amount
Class A Shares:
Sold  ..............................   $    722,605      $  3,845,090       $   172,931       $  1,484,727       $   253,986
Issued as reinvestment of dividends          32,466           247,408               112             20,649            13,052
Redeemed  ..........................       (834,239)       (3,347,609)           (5,000)          (544,379)         (193,491)
                                       ------------      ------------       -----------       ------------       -----------
Net increase/(decrease)  ...........   $    (79,168)     $    744,889       $   168,043       $    960,997       $    73,547
                                       ============      ============       ===========       ============       ===========
Class B Shares:
Sold  ..............................   $    505,619      $    356,872       $    20,740       $  1,934,087       $    70,290
Issued as reinvestment of dividends           5,598             5,729            --                  7,163             6,877
Redeemed  ..........................       (251,200)           (2,449)           --               (841,994)          (25,132)
                                       ------------      ------------       -----------       ------------       -----------
Net increase  ......................   $    260,017      $    360,152       $    20,740       $  1,099,256       $    52,035
                                       ============      ============       ===========       ============       ===========
Class C Shares:
Sold  ..............................   $    650,966      $  2,475,363            --           $     16,574       $    89,041
Issued as reinvestment of dividends             437             3,113            --                     20            --
Redeemed  ..........................       (658,250)       (2,480,476)           --                 (6,856)              (19)
                                       ------------      ------------       -----------       ------------       -----------
Net increase/(decrease)  ...........   $     (6,847)     $     (2,000)           --           $      9,738       $    89,022
                                       ============      ============       ===========       ============       ===========
Class K Shares:
Sold  ..............................   $ 13,725,771      $ 41,376,179       $   115,302       $ 61,223,031       $20,579,426
Issued as reinvestment of dividends          --                38,309            --                  3,554               301
Redeemed  ..........................    (11,079,199)      (87,290,552)          (15,959)       (27,554,020)       (7,789,915)
                                       ------------      ------------       -----------       ------------       -----------
Net increase/(decrease)  ...........   $  2,646,572      $(45,876,064)      $    99,343       $ 33,672,565       $12,789,812
                                       ============      ============       ===========       ============       ===========
Class Y Shares:
Sold  ..............................   $ 20,310,569      $ 32,107,963       $52,163,268       $  8,849,219       $   471,521
Issued as reinvestment of dividends          33,206            41,666             5,749             18,056             6,295
Redeemed  ..........................    (20,461,565)      (53,975,282)         (130,550)        (1,006,807)          (42,281)
                                       ------------      ------------       -----------       ------------       -----------
Net increase/(decrease)  ...........   $   (117,790)     $(21,825,653)      $52,038,467       $  7,860,468       $   435,535
                                       ============      ============       ===========       ============       ===========


----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.











     ------------       ------------      -----------
     Munder             Munder            Munder
     Tax-Free           Tax-Free          Short Term
     Bond               Intermediate      Treasury
     Fund               Bond Fund         Fund(d)
     ------------       ------------      -----------

     $  2,651,583       $  4,542,574           --
           30,725            114,181           --
       (1,369,952)        (3,490,920)          --
     ------------       ------------      -----------
     $  1,312,356       $  1,165,835           --
     ============       ============      ===========

     $    485,874       $    221,204      $    68,495
              300                391           --
         (250,941)            --              (34,953)
     ------------       ------------      -----------
     $    235,233       $    221,595      $    33,542
     ============       ============      ===========

           --                 --               --
           --                 --               --
           --                 --               --
     ------------       ------------      -----------
           --                 --               --
     ============       ============      ===========

     $ 26,287,176       $ 21,354,645      $ 1,425,010
              976             10,316               22
      (35,771,754)       (73,796,440)          (5,491)
     ------------       ------------      -----------
     $ (9,483,602)      $(52,431,479)     $ 1,419,541
     ============       ============      ===========

     $  2,323,433       $  3,244,759      $52,806,009
              799                574          812,987
         (354,867)        (1,069,384)      (4,581,619)
     ------------       ------------      -----------
     $  1,969,365       $  2,175,949      $49,037,377
     ============       ============      ===========

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997

                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                                                                            Munder
                                                           Munder           Munder          Munder U.S.     Michigan
                                           Munder          Intermediate     International   Government      Triple
                                           Bond            Bond             Bond            Income          Tax-Free
                                           Fund            Fund             Fund(a)         Fund(b)         Bond Fund(c)
                                           ----------      ----------       ---------       ----------      ------------
Shares
Class A Shares:
Sold  ..................................       74,757         411,150          17,619          147,994         26,624
Issued as reinvestment of dividends  ...        3,396          26,780              11            2,054          1,371
Redeemed  ..............................      (86,692)       (359,206)           (516)         (54,343)       (20,187)
                                           ----------      ----------       ---------       ----------      ---------
Net increase/(decrease)  ...............       (8,539)         78,724          17,114           95,705          7,808
                                           ==========      ==========       =========       ==========      =========
Class B Shares:
Sold  ..................................       53,020          38,333           2,108          191,518          7,428
Issued as reinvestment of dividends  ...          580             683           --                 701            726
Redeemed  ..............................      (26,060)           (276)          --             (83,881)        (2,621)
                                           ----------      ----------       ---------       ----------      ---------
Net increase  ..........................       27,540          38,740           2,108          108,338          5,533
                                           ==========      ==========       =========       ==========      =========
Class C Shares:
Sold  ..................................       67,270         264,896           --               1,648          9,301
Issued as reinvestment of dividends  ...           45             357           --                   2          --
Redeemed  ..............................      (68,024)       (264,567)          --                (667)            (2)
                                           ----------      ----------       ---------       ----------      ---------
Net increase/(decrease)  ...............         (709)            686           --                 983          9,299
                                           ==========      ==========       =========       ==========      =========
Class K Shares:
Sold  ..................................    1,434,648       4,430,395          12,057        6,094,852      2,153,255
Issued as reinvestment of dividends  ...        --              4,108           --                 353             32
Redeemed  ..............................   (1,159,269)     (9,358,156)         (1,619)      (2,742,562)      (814,695)
                                           ----------      ----------       ---------       ----------      ---------
Net increase/(decrease)  ...............      275,379      (4,923,653)         10,438        3,352,643      1,338,592
                                           ==========      ==========       =========       ==========      =========
Class Y Shares:
Sold  ..................................    2,124,698       3,444,548       5,269,912          881,230         49,599
Issued as reinvestment of dividends  ...        3,471           4,471             569            1,794            660
Redeemed  ..............................   (2,135,075)     (5,777,546)        (13,584)        (100,133)        (4,466)
                                           ----------      ----------       ---------       ----------      ---------
Net increase/(decrease)  ...............       (6,906)     (2,328,527)      5,256,897          782,891         45,793
                                           ==========      ==========       =========       ==========      =========

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.





     -----------------------------------------------
     Munder             Munder            Munder
     Tax-Free           Tax-Free          Short Term
     Bond               Intermediate      Treasury
     Fund               Bond Fund         Fund(d)
     ----------         ----------        ----------

        254,403            435,557            --
          2,955             10,985            --
       (130,788)          (334,666)           --
     ----------         ----------        ---------
        126,570            111,876            --
     ==========         ==========        =========

         46,477             21,323            6,865
             27                 36            --
        (24,129)             --              (3,485)
     ----------         ----------        ---------
         22,375             21,359            3,380
     ==========         ==========        =========

          --                 --               --
          --                 --               --
          --                 --               --
     ----------         ----------        ---------
          --                 --               --
     ==========         ==========        =========

      2,514,364          2,052,808          143,073
             94                993                2
     (3,433,740)        (7,097,180)            (549)
     ----------         ----------        ---------
       (919,282)        (5,043,379)         142,526
     ==========         ==========        =========

        222,652            313,064        5,280,326
             77                 55           81,447
        (33,925)          (103,099)        (458,745)
     ----------         ----------        ---------
        188,804            210,020        4,903,028
     ==========         ==========        =========

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                           MONEY MARKET FUNDS
                                           ---------------------------------------------------------------------
                                           Munder             Munder            Munder             Munder
                                           Cash               Money             Tax-Free           U.S. Treasury
                                           Investment         Market            Money Market       Money Market
                                           Fund               Fund (a)          Fund               Fund
                                           -------------      -------------     -------------      -------------
Class A Shares:
Sold  ..................................   $ 265,542,230      $  28,917,566     $  11,521,703      $  23,806,876
Issued as reinvestment of dividends  ...       3,974,343             10,575           182,115            126,067
Redeemed  ..............................    (289,946,386)       (25,296,635)      (17,085,026)       (20,234,035)
                                           -------------      -------------     -------------      -------------
Net increase/(decrease)  ...............   $ (20,429,813)     $   3,631,506     $  (5,381,208)     $   3,698,908
                                           =============      =============     =============      =============
Class B Shares:
Sold  ..................................                      $   3,601,653
Issued as reinvestment of dividends  ...                              5,117
Redeemed  ..............................                         (3,279,798)
                                                              -------------
Net increase ...........................                      $     326,972
                                                              =============
Class C Shares:
Sold  ..................................                      $  36,045,428
Issued as reinvestment of dividends  ...                             12,362
Redeemed  ..............................                        (34,302,600)
                                                              -------------
Net increase  ..........................                      $   1,755,190
                                                              =============
Class K Shares:
Sold  ..................................   $ 977,051,641                        $ 319,774,325      $ 119,384,579
Issued as reinvestment of dividends  ...         102,409                                7,415                 77
Redeemed  ..............................    (924,819,467)                        (285,600,146)      (139,643,492)
                                           -------------                        -------------      -------------
Net increase/(decrease)  ...............   $  52,334,583                        $  34,181,594      $ (20,258,836)
                                           =============                        =============      =============
Class Y Shares:
Sold  ..................................   $ 455,034,404      $ 301,972,601     $ 147,408,752      $ 675,428,907
Issued as reinvestment of dividends  ...           5,498          7,034,959             2,621                 10
Redeemed  ..............................    (493,438,788)      (407,782,588)     (150,058,895)      (751,768,784)
                                           -------------      -------------     -------------      -------------
Net decrease  ..........................   $ (38,398,886)     $ (98,775,028)    $  (2,647,522)     $ (76,339,867)
                                           =============      =============     =============      =============

----------------
(a) The Munder Money Market Fund Class C shares commenced operations on October 17, 1996.





















                    [THIS PAGE INTENTIONALLY LEFT BLANK]














Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           A Shares
                                           -----------------------------------------------------------------------------
                                           Period
                                           Ended           Year             Year           Period           Year
                                           12/31/97(e)     Ended            Ended          Ended            Ended
                                           (Unaudited)     6/30/97          6/30/96        6/30/95(d)       2/28/95(e,f)
                                           -----------     -------          -------        ----------       ------------
Net asset value, beginning of period ...   $ 9.58          $ 9.53           $ 9.70         $  9.31          $ 9.91
                                           ------          -------          ------         -------          ------
Income from investment operations:
Net investment income  .................     0.29            0.60             0.61            0.21            0.61
Net realized and unrealized gain/(loss)
  on investments  ......................     0.30            0.03            (0.20)           0.38           (0.63)
                                           ------          ------           ------         -------          ------
Total from investment operations  ......     0.59            0.63             0.41            0.59           (0.02)
                                           ------          ------           ------         -------          ------
Less distributions:
Dividends from net investment income  ..    (0.28)          (0.58)           (0.58)          (0.20)          (0.58)
                                           ------          ------           ------         -------          ------
Total distributions  ...................    (0.28)          (0.58)           (0.58)          (0.20)          (0.58)
                                           ------          ------           ------         -------          ------
Net asset value, end of period  ........   $ 9.89          $ 9.58           $ 9.53          $ 9.70          $ 9.31
                                           ======          ======           ======          ======          ======
Total return (b)  ......................     6.22%           6.84%            4.24%           6.39%           0.45%
                                           ======          ======           ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's).  .   $  969          $  818           $  895          $  919          $  880
Ratio of operating expenses to average
  net assets  ..........................     0.96%(c)        0.96%            0.95%           0.95%(c)        0.92%
Ratio of net investment income to
  average net assets  ..................     5.84%(c)        6.34%            6.26%           6.47%(c)        6.57%
Portfolio turnover rate.  ..............      102%            279%             507%             99%            165%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.96%(c)        0.96%            1.04%           1.19%(c)        1.16%

----------------
(a) The Munder Bond Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 9, 1992, March 13, 1996 and March 25, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.







                       B Shares                                     C Shares
     -----------------------------------------------------------------------------------------
     Period                                           Period
     Ended            Year            Period          Ended            Year            Period
     12/31/97(e)      Ended           Ended           12/31/97(e)      Ended           Ended
     (Unaudited)      6/30/97         6/30/96         (Unaudited)      6/30/97         6/30/96
     -----------      -------         -------         -----------      -------         -------

     $ 9.57           $ 9.53          $ 9.68          $ 9.60           $ 9.52          $ 9.74
     ------           ------          ------          ------           ------          ------

       0.25             0.54            0.16            0.25             0.66            0.16
       0.31             0.02           (0.14)           0.30            (0.08)          (0.21)
     ------           ------          ------          ------           ------          ------
       0.56             0.56            0.02            0.55             0.58           (0.05)
     ------           ------          ------          ------           ------          ------

      (0.24)           (0.52)          (0.17)          (0.24)           (0.50)          (0.17)
     ------           ------          ------          ------           ------          ------
      (0.24)           (0.52)          (0.17)          (0.24)           (0.50)          (0.17)
     ------           ------          ------          ------           ------          ------
     $ 9.89           $ 9.57          $ 9.53          $ 9.91           $ 9.60          $ 9.52
     ======           ======          ======          ======           ======          ======
       5.92%            5.97%           0.22%           5.80%            6.19%          (0.49)%
     ======           ======          ======          ======           ======          ======

     $  457           $  559          $  294          $  164           $   45          $   51
       1.71%(c)         1.71%           1.70%(c)        1.71%(c)         1.71%           1.70%(c)
       5.09%(c)         5.59%           5.51%(c)        5.09%(c)         5.59%           5.51%(c)
        102%             279%            507%            102%             279%            507%

       1.71%(c)         1.71%           1.79%(c)        1.71%(c)         1.71%           1.79%(c)

Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                  Y Shares
                                               ------------------------------------------------------------------------------
                                               Period
                                               Ended            Year            Year            Period           Year
                                               12/31/97(e)      Ended           Ended           Ended            Ended
                                               (Unaudited)      6/30/97         6/30/96         6/30/95(d)       2/28/95(e,f)
                                               -----------      -------         -------         ----------       ------------

Net asset value, beginning of period .......   $   9.58         $   9.53        $   9.70        $   9.31         $   9.91
                                               --------         --------        --------        --------         --------
Income from investment operations:
Net investment income ......................       0.30             0.63            0.64            0.21             0.64
Net realized and unrealized gain/(loss) on
  investments ..............................       0.30             0.03           (0.21)           0.39            (0.64)
                                               --------         --------        --------        --------         --------
Total from investment operations ...........       0.60             0.66            0.43            0.60             0.00
                                               --------         --------        --------        --------         --------
Less distributions:
Dividends from net investment income .......      (0.29)           (0.61)          (0.60)          (0.21)           (0.60)
                                               --------         --------        --------        --------         --------
Total distributions ........................      (0.29)           (0.61)          (0.60)          (0.21)           (0.60)
                                               --------         --------        --------        --------         --------
Net asset value, end of period .............   $   9.89         $   9.58        $   9.53        $   9.70         $   9.31
                                               ========         ========        ========        ========         ========
Total return (b) ...........................       6.35%            7.09%           4.50%           6.48%            0.70%
                                               ========         ========        ========        ========         ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $213,364         $113,493        $ 13,020        $146,741         $141,704
Ratio of operating expenses to average net
  assets ...................................       0.71%(c)         0.71%           0.70%           0.70%(c)         0.67%
Ratio of net investment income to average
  net assets ...............................       6.09%(c)         6.59%           6.51%           6.72%(c)         6.82%
Portfolio turnover rate ....................        102%             279%            507%             99%             165%
Ratio of operating expenses to average net
  assets without waivers ...................       0.71%(c)         0.71%           0.79%           0.94%(c)         0.91%

----------------
(a) The Munder Bond Fund Class Y Shares commenced operations on December 1,
    1991.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               A Shares
                                               ----------------------------------------------------------------------------
                                               Period
                                               Ended            Year            Year            Period           Year
                                               12/31/97(f)      Ended           Ended           Ended            Ended
                                               (Unaudited)      6/30/97(f)      6/30/96         6/30/95(d)       2/28/95(e)
                                               -----------      ----------      -------         ----------       ----------

Net asset value, beginning of period .......   $ 9.33           $ 9.31          $ 9.52          $ 9.27           $ 9.91
                                               ------           ------          ------          ------           ------
Income from investment operations:
Net investment income ......................     0.28             0.55            0.58            0.22             0.59
Net realized and unrealized gain/(loss) on
  investments ..............................     0.14             0.02           (0.21)           0.25            (0.61)
                                               ------           ------          ------          ------           ------
Total from investment operations ...........     0.42             0.57            0.37            0.47            (0.02)
                                               ------           ------          ------          ------           ------
Less distributions:
Dividends from net investment income .......    (0.28)           (0.55)          (0.58)          (0.22)           (0.61)
Distributions from net realized gains ......      --               --              --              --             (0.01)
                                               ------           ------          ------          ------           ------
Total distributions ........................    (0.28)           (0.55)          (0.58)          (0.22)           (0.62)
                                               ------           ------          ------          ------           ------
Net asset value, end of period .............   $ 9.47           $ 9.33          $ 9.31          $ 9.52           $ 9.27
                                               ======           ======          ======          ======           ======
Total return (b) ...........................     4.51%            6.34%           3.92%           5.15%            0.54%
                                               ======           ======          ======          ======           ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's). ......   $7,195           $6,104          $5,356          $5,470            5,472
Ratio of operating expenses to average net
  assets ...................................     0.93%(c)         0.93%           0.94%           0.95%(c)         0.93%
Ratio of net investment income to average
  net assets ...............................     5.81%(c)         5.91%           6.08%           7.12%(c)         6.71%
Portfolio turnover rate. ...................       74%             325%            494%             84%              80%
Ratio of operating expenses to average net
  assets without waivers ...................     0.93%(c)         0.93%           1.02%           1.19%(c)         1.18%

----------------
(a) The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.







                                       B Shares
     --------------------------------------------------------------------------
     Period
     Ended            Year            Year          Period           Period
     12/31/97(f)      Ended           Ended         Ended            Ended
     (Unaudited)      6/30/97(f)      6/30/96       6/30/95(d)       2/28/95(e)
     -----------      ----------      -------       ----------       ----------

     $ 9.32           $ 9.30          $ 9.51        $ 9.27           $ 9.22
     ------           ------          ------        ------           ------
       0.24             0.48            0.49          0.20             0.19
       0.13             0.03           (0.19)         0.24             0.11
     ------           ------          ------        ------           ------
       0.37             0.51            0.30          0.44             0.30
     ------           ------          ------        ------           ------
      (0.24)           (0.49)          (0.51)        (0.20)           (0.24)
       0.00              --              --            --            $(0.01)
     ------           ------          ------        ------           ------
      (0.24)           (0.49)          (0.51)        (0.20)           (0.25)
     ------           ------          ------        ------           ------
     $ 9.45           $ 9.32          $ 9.30        $ 9.51           $ 9.27
     ======           ======          ======        ======           ======
       4.00%            5.60%           3.22%         4.78%            3.33%
     ======           ======          ======        ======           ======
     $  578           $  464          $  103        $    9           $    7
       1.66%(c)         1.68%           1.69%         1.70%(c)         1.67%(c)
       5.08%(c)         5.16%           5.33%         6.37%(c)         5.97%(c)
         74%             325%            494%           84%              80%

       1.66%(c)         1.68%           1.77%         1.94%(c)         1.92%(c)

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                      C Shares
                                                      ----------------------------------------
                                                      Period
                                                      Ended           Year             Period
                                                      12/31/97(f)     Ended            Ended
                                                      (Unaudited)     6/30/97(f)       6/30/96
                                                      -----------     ----------       -------

Net asset value, beginning of period ..............   $ 9.35          $ 9.31           $ 9.40
                                                      ------          ------           ------
Income from investment operations:
Net investment income .............................     0.24            0.45             0.10
Net realized and unrealized gain/(loss) on
investments .......................................     0.12            0.08            (0.06)
                                                      ------          ------           ------
Total from investment operations ..................     0.36            0.53             0.04
                                                      ------          ------           ------
Less distributions:
Dividends from net investment income ..............    (0.24)          (0.49)           (0.13)
Distributions from net realized gains .............      --              --               --
                                                      ------          ------           ------
Total distributions ...............................    (0.24)          (0.49)           (0.13)
                                                      ------          ------           ------
Net asset value, end of period ....................   $ 9.47          $ 9.35           $ 9.31
                                                      ======          ======           ======
Total return (b) ..................................     3.87%           5.77%            0.39%
                                                      ======          ======           ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $  852          $   58           $   52
Ratio of operating expenses to average net assets .     1.68%(c)        1.68%            1.69%(c)
Ratio of net investment income to average net
  assets ..........................................     5.06%(c)        5.16%            5.33%(c)
Portfolio turnover rate ...........................       74%            325%             494%
Ratio of operating expenses to average net assets
  without waivers .................................     1.68%(c)        1.68%            1.77%(c)

----------------
(a) The Munder Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.







                                    Y Shares
     --------------------------------------------------------------------------
     Period
     Ended            Year            Year          Period           Year
     12/31/97(f)      Ended           Ended         Ended            Ended
     (Unaudited)      6/30/97(f)      6/30/96       6/30/95(d)       2/28/95(e)
     -----------      ----------      -------       ----------       ----------

     $   9.33         $   9.31        $   9.51      $   9.27         $   9.91
     --------         --------        --------      --------         --------

         0.29             0.57            0.60          0.23             0.60
         0.13             0.03           (0.20)         0.24            (0.59)
     --------         --------        --------      --------         --------
         0.42             0.60            0.40          0.47             0.01
     --------         --------        --------      --------         --------

        (0.29)           (0.58)          (0.60)        (0.23)           (0.64)
         0.00             --              --            --              (0.01)
     --------         --------        --------      --------         --------
        (0.29)           (0.58)          (0.60)        (0.23)           (0.65)
     --------         --------        --------      --------         --------
     $   9.46         $   9.33        $   9.31      $   9.51         $   9.27
     ========         ========        ========      ========         ========
         4.53%            6.60%           4.29%         5.12%            0.78%
     ========         ========        ========      ========         ========

     $205,282         $161,606        $182,937      $157,484         $162,185
         0.68%(c)         0.68%           0.69%         0.70%(c)         0.68%
         6.06%(c)         6.16%           6.33%         7.37%(c)         6.96%
           74%             325%            494%           84%              80%
         0.68%(c)         0.68%           0.77%         0.94%(c)         0.93%

Munder International Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                   A Shares                    B Shares                     Y Shares
                                           --------------------------- --------------------------- ----------------------
                                           Period                      Period                      Period
                                           Ended         Period        Ended         Period        Ended           Period
                                           12/31/97      Ended         12/31/97      Ended         12/31/97         Ended
                                           (Unaudited)   6/30/97       (Unaudited)   6/30/97       (Unaudited)     6/30/97
                                           -----------   -------       ----------    -------       ----------      -------

Net asset value, beginning of period  ..   $ 9.82        $ 9.98        $ 9.83        $ 9.85        $  9.83        $ 10.00
                                           ------        ------        ------        ------        -------        -------
Income from investment operations:
Net investment income  .................     0.18          0.10          0.14          0.01           0.19           0.25
Net realized and unrealized loss on
  investments  .........................    (0.35)        (0.18)        (0.33)        (0.03)         (0.35)         (0.34)
                                           ------        ------        ------        ------        -------        -------
Total from investment operations  ......    (0.17)        (0.08)        (0.19)        (0.02)         (0.16)         (0.09)
                                           ------        ------        ------        ------        -------        -------
Less distributions:
Dividends from net investment income  ..    (0.18)        (0.08)        (0.17)          --           (0.18)         (0.08)
Distributions from net realized gains  .    (0.02)          --          (0.02)          --           (0.02)          --
Total distributions  ...................    (0.20)        (0.08)        (0.19)         0.00          (0.20)         (0.08)
Net asset value, end of period  ........   $ 9.45        $ 9.82        $ 9.45        $ 9.83        $  9.47        $  9.83
                                           ======        ======        ======        ======        =======        =======
Total return (b)  ......................    (1.81)%       (0.84)%       (2.00)%       (0.20)%        (1.68)%        (0.90)%
                                           ======        ======        ======        ======        =======        =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $  152        $  168        $   21        $   21        $48,048        $51,679
Ratio of operating expenses to average
  net assets  ..........................     1.10%(c)      1.14%(c)      1.84%(c)      1.89%(c)       0.85%(c)       0.89%(c)
Ratio of net investment income to
  average net assets  ..................     3.52%(c)      3.61%(c)      2.78%(c)      2.86%(c)       3.77%(c)       3.86%(c)
Portfolio turnover rate  ...............       60%           75%           60%           75%            60%            75%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.10%(c)      1.18%(c)      1.84%(c)      1.93%(c)       0.85%(c)       0.93%(c)


----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997 and October 2, 1996, respectively. The Fund is authorized to issue Class C shares. As of December 31, 1997, the Fund had not commenced selling Class C shares.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               A Shares
                                                    ------------------------------------------------------------------
                                                    Period
                                                    Ended         Year          Year          Period        Period
                                                    12/31/97      Ended         Ended         Ended         Ended
                                                    (Unaudited)   6/30/97       6/30/96(f)    6/30/95(d)    2/28/95(e)
                                                    -----------   -------       ----------    ----------    ----------

Net asset value, beginning of period  ...........   $10.09        $ 9.98        $10.30        $ 9.88        $10.03
                                                    ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ..........................     0.32          0.65          0.71          0.24          0.42
Net realized and unrealized gain/(loss) on
  investments  ..................................     0.25          0.07         (0.27)         0.41         (0.10)
                                                    ------        ------        ------        ------        ------
Total from investment operations  ...............     0.57          0.72          0.44          0.65          0.32
                                                    ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income  ...........    (0.30)        (0.61)        (0.68)        (0.23)        (0.47)
Distributions from net realized gains  ..........    (0.05)        (0.00)(g)     (0.08)          --            --
Distributions in excess of net realized capital
  gains  ........................................    (0.01)          --            --            --            --
                                                    ------        ------        ------        ------        ------
Total distributions  ............................    (0.36)        (0.61)        (0.76)        (0.23)        (0.47)
                                                    ------        ------        ------        ------        ------
Net asset value, end of period  .................   $10.30       $ 10.09        $ 9.98        $10.30        $ 9.88
                                                    ======       =======        ======        ======        ======
Total return (b)  ...............................     5.71%         7.50%         4.34%         6.66%         3.30%
                                                    ======       =======        ======        ======        ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $3,475       $ 1,226        $  259        $   97        $   69
Ratio of operating expenses to average net
  assets  .......................................     0.96%(c)      0.96%         0.97%         0.97%(c)      0.95%(c)
Ratio of net investment income to average net
  assets  .......................................     6.02%(c)      6.51%         6.92%         6.96%(c)      7.02%(c)
Portfolio turnover rate  ........................       42%          130%          133%           42%          143%
Ratio of operating expenses to average net
  assets without waivers  .......................     0.96%(c)      0.96%         1.04%         1.21%(c)      1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class A Shares, Class B Shares and Class C Shares commenced operations on July 28, 1994, September 6, 1995 and August 12, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Amount represents less than $0.01 per share.






                    B Shares                                  C Shares
     ----------------------------------------      -----------------------
     Period                                        Period
     Ended           Year          Period          Ended           Period
     12/31/97        Ended         Ended           12/31/97        Ended
     (Unaudited)     6/30/97       6/30/96(f)      (Unaudited)     6/30/97
     -----------     -------       ----------      -----------     -------

     $10.09          $ 9.98        $10.31          $10.09          $10.11
     ------          ------        ------          ------          ------

       0.27            0.58          0.49            0.26            0.54
       0.26            0.07         (0.24)           0.27           (0.06)
     ------          ------        ------          ------          ------
       0.53            0.65          0.25            0.53            0.48
     ------          ------        ------          ------          ------

      (0.26)          (0.54)        (0.50)          (0.26)          (0.50)
      (0.05)          (0.00)(g)     (0.08)          (0.05)          (0.00)(g)
      (0.01)            --            --            (0.01)            --
     ------          ------        ------          ------          ------
      (0.32)          (0.54)        (0.58)          (0.32)          (0.50)
     ------          ------        ------          ------          ------
     $10.30          $10.09        $ 9.98          $10.30          $10.09
     ======          ======        ======          ======          ======
       5.29%           6.77%         2.42%           5.32%           4.87%
     ======          ======        ======          ======          ======

     $1,218          $1,596        $  498          $   34          $   10
       1.71%(c)        1.71%         1.72%(c)        1.71%(c)        1.71%(c)
       5.27%(c)        5.76%         6.17%(c)        5.27%(c)        5.76%(c)
         42%            130%          133%             42%            130%

       1.71%(c)        1.71%         1.79%(c)        1.71%(c)        1.71%(c)

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
             (Continued)

                                                                           Y Shares
                                               -------------------------------------------------------------------
                                               Period
                                               Ended          Year          Year          Period        Period
                                               12/31/97       Ended         Ended         Ended         Ended
                                               (Unaudited)    6/30/97       6/30/96(f)    6/30/95(d)    2/28/95(e)
                                               -----------    -------       ----------    ----------    ----------

Net asset value, beginning of period .......   $ 10.09        $  9.98       $ 10.30       $  9.89       $ 10.00
                                               -------        -------       -------       -------       -------
Income from investment operations:
Net investment income ......................      0.32           0.68          0.74          0.24          0.44
Net realized and unrealized gain/(loss) on
  investments ..............................      0.27           0.07         (0.27)         0.41         (0.07)
                                               -------        -------       -------       -------       -------
Total from investment operations ...........      0.59           0.75          0.47          0.65          0.37
                                               -------        -------       -------       -------       -------
Less distributions:
Dividends from net investment income .......     (0.32)         (0.64)        (0.71)        (0.24)        (0.48)
Distributions from net realized gains ......     (0.05)         (0.00)(g)     (0.08)         --            --
Distributions in excess of net realized
  capital gain .............................     (0.01)          --            --            --            --
                                               -------        -------       -------       -------       -------
Total distributions ........................     (0.38)         (0.64)        (0.79)        (0.24)        (0.48)
                                               -------        -------       -------       -------       -------
Net asset value, end of period .............   $ 10.30        $ 10.09       $  9.98       $ 10.30       $  9.89
                                               =======        =======       =======       =======       =======
Total return (b) ...........................      5.84%          7.75%         4.58%         6.64%         3.85%
                                               =======        =======       =======       =======       =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $61,748        $55,098       $46,695       $12,862       $11,647
Ratio of operating expenses to average net
  assets ...................................      0.71%(c)       0.71%         0.72%         0.72%(c)      0.70%(c)
Ratio of net investment income to average
  net assets ...............................      6.27%(c)       6.76%         7.17%         7.21%(c)      7.27%(c)
Portfolio turnover rate ....................         0%           130%          133%           42%          143%
Ratio of operating expenses to average net
  assets without waivers ...................      0.71%(c)       0.71%         0.79%         0.96%(c)      0.94%(c)

----------------
(a) The Munder U.S. Government Income Fund Class Y Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Amount represents less than $0.01 per share.




















                    [THIS PAGE INTENTIONALLY LEFT BLANK]
















Munder Michigan Triple Tax-Free Bond Fund(a)
For a Share Outstanding Throughout Each Period

                                                                                 A Shares
                                                      ---------------------------------------------------------------------
                                                      Period
                                                      Ended         Year          Year          Period         Year
                                                      12/31/97      Ended         Ended         Ended          Ended
                                                      (Unaudited)   6/30/97(e)    6/30/96(e)    6/30/95(d,e)   2/28/95(e,f)
                                                      -----------   ----------    ----------    ------------   ------------

Net asset value, beginning of period ..............   $ 9.64        $ 9.35        $ 9.34        $ 9.24         $ 9.73
                                                      ------        ------        ------        ------         ------
Income from investment operations:
Net investment income .............................     0.22          0.44          0.48          0.16           0.44
Net realized and unrealized gain/(loss) on
  investments .....................................     0.42          0.28          0.01          0.10          (0.50)
                                                      ------        ------        ------        ------         ------
Total from investment operations ..................     0.64          0.72          0.49          0.26          (0.06)
                                                      ------        ------        ------        ------         ------
Less distributions:
Dividends from net investment income ..............    (0.22)        (0.43)        (0.48)        (0.16)         (0.43)
Distributions from net realized gains .............    (0.02)         0.00(g)        --            --             --
                                                      ------        ------        ------        ------         ------
Total distributions ...............................    (0.24)        (0.43)        (0.48)        (0.16)         (0.43)
                                                      ------        ------        ------        ------         ------
Net asset value, end of period ....................   $10.04        $ 9.64        $ 9.35        $ 9.34         $ 9.24
                                                      ======        ======        ======        ======         ======
Total return (b) ..................................     6.68%         7.88%         5.25%         2.84%          0.16%
                                                      ======        ======        ======        ======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $  528        $  536        $  446        $  417         $  444
Ratio of operating expenses to average net assets .     1.02%(c)      0.88%         0.51%         0.52%(c)       0.56%
Ratio of net investment income to average net
  assets ..........................................     4.34%(c)      4.57%         5.01%         5.06%(c)       4.81%
Portfolio turnover rate ...........................       18%           19%           31%            8%            53%
Ratio of operating expenses to average net assets
  without waivers .................................     1.02%(c)      1.02%         1.09%         1.26%(c)       1.30%

----------------
(a) The Munder Michigan Triple Tax-Free Bond Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 15, 1994, July 5, 1994 and October 4, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.







                                       B Shares                                                  C Shares
     ------------------------------------------------------------------------------    --------------------------
     Period                                                                            Period
     Ended            Year            Year            Period           Period          Ended           Period
     12/31/97         Ended           Ended           Ended            Ended           12/31/97        Ended
     (Unaudited)      6/30/97(e)      6/30/96(e)      6/30/95(d,e)     2/28/95(e,f)    (Unaudited)     6/30/97(e)
     -----------      ----------      ----------      ------------     ------------    -----------     ----------

     $ 9.64           $ 9.35          $  9.34         $ 9.24           $ 9.17          $ 9.63          $ 9.56
     ------           ------          -------         ------           ------          ------          ------

       0.18             0.36             0.41           0.14             0.24            0.18            0.26
       0.42             0.29             0.00(g)        0.10             0.10            0.42            0.07
     ------           ------          -------         ------           ------          ------          ------
       0.60             0.65             0.41           0.24             0.34            0.60            0.33
     ------           ------          -------         ------           ------          ------          ------

      (0.18)           (0.36)           (0.40)         (0.14)           (0.27)          (0.18)          (0.26)
      (0.02)            0.00(g)          --              --               --            (0.02)           0.00(g)
     ------           ------          -------         ------           ------          ------          ------
      (0.20)           (0.36)           (0.40)         (0.14)           (0.27)          (0.20)          (0.26)
     ------           ------          -------         ------           ------          ------          ------
     $10.04           $ 9.64          $  9.35         $ 9.34           $ 9.24          $10.03          $ 9.63
     ======           ======          =======         ======           ======          ======          ======
       6.29%            7.09%            4.46%          2.58%            3.81%           6.29%           3.57%
     ======           ======          =======         ======           ======          ======          ======

     $  379           $  312          $   251         $  254           $  227          $   93          $   90
       1.77%(c)         1.63%            1.26%          1.27%(c)         1.29%(c)        1.78%(c)        1.63%(c)
       3.60%(c)         3.82%            4.26%          4.31%(c)         4.08%(c)        3.58%(c)        3.82%(c)
         18%              19%              31%             8%              53%             18%             19%

       1.77%(c)         1.77%            1.84%          2.01%(c)         2.03%(c)        1.78%(c)        1.77%(c)

Munder Michigan Triple Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    Y Shares
                                                      ---------------------------------------------------------------------
                                                      Period
                                                      Ended         Year          Year          Period         Year
                                                      12/31/97      Ended         Ended         Ended          Ended
                                                      (Unaudited)   6/30/97(e)    6/30/96(e)    6/30/95(d)     2/28/95(e,f)
                                                      -----------   ----------    ----------    ----------     ------------

Net asset value, beginning of period ..............   $ 9.65        $ 9.35        $ 9.34        $ 9.24         $ 9.73
                                                      ------        ------        ------        ------         ------
Income from investment operations:
Net investment income .............................     0.24          0.46          0.44          0.17           0.50
Net realized and unrealized gain/(loss) on
  investments .....................................     0.40          0.29          0.07          0.10          (0.54)
                                                      ------        ------        ------        ------         ------
Total from investment operations ..................     0.64          0.75          0.51          0.27          (0.04)
                                                      ------        ------        ------        ------         ------
Less distributions:
Dividends from net investment income ..............    (0.23)        (0.45)        (0.50)        (0.17)         (0.45)
Distributions from net realized gains .............    (0.02)         0.00(g)        --            --             --
                                                      ------        ------        ------        ------         ------
Total distributions ...............................    (0.25)        (0.45)        (0.50)        (0.17)         (0.45)
                                                      ------        ------        ------        ------         ------
Net asset value, end of period ....................   $10.04        $ 9.65        $ 9.35        $ 9.34         $ 9.24
                                                      ======        ======        ======        ======         ======
Total return (b) ..................................     6.71%         8.26%         5.51%         2.92%          0.10%
                                                      ======        ======        ======        ======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $  628        $  652        $  204        $  771         $  604
Ratio of operating expenses to average net assets .     0.77% (c)     0.63%         0.26%         0.27% (c)      0.31%
Ratio of net investment income to average net
  assets ..........................................     4.59% (c)     4.82%         5.26%         5.31% (c)      5.06%
Portfolio turnover rate ...........................       18%           19%           31%            8%            53%
Ratio of operating expenses to average net assets
  without waivers .................................     0.77% (c)     0.77%         0.84%         1.01% (c)      1.05%

----------------
(a) The Munder Michigan Triple Tax-Free Bond Fund Class Y Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               A Shares
                                                               -------------------------------------------
                                                               Period
                                                               Ended           Year             Period
                                                               12/31/97        Ended            Ended
                                                               (Unaudited)     6/30/97(e)       6/30/96(e)
                                                               -----------     ----------       ----------

Net asset value, beginning of period  ......................   $10.50          $10.33           $10.49
                                                               ------          ------           ------
Income from investment operations:
Net investment income  .....................................     0.26            0.47             0.34
Net realized and unrealized gain/(loss) on investments  ....     0.44            0.25            (0.14)
                                                               ------          ------           ------
Total from investment operations  ..........................     0.70            0.72             0.20
                                                               ------          ------           ------
Less distributions:
Dividends from net investment income  ......................    (0.27)          (0.47)           (0.35)
Distributions from net realized gains  .....................    (0.16)          (0.08)           (0.01)
                                                               ------          ------           ------
Total distributions  .......................................    (0.43)          (0.55)           (0.36)
                                                               ------          ------           ------
Net asset value, end of period  ............................   $10.77          $10.50           $10.33
                                                               ======          ======           ======
Total return (b)  ..........................................     6.76%           7.13%            1.87%
                                                               ======          ======           ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ......................   $4,219          $2,490           $ ,141
Ratio of operating expenses to average net assets  .........     0.95%(c)        0.95%            0.98%(c)
Ratio of net investment income to average net assets  ......     4.92%(c)        4.52%            4.42%(c)
Portfolio turnover rate  ...................................       33%             45%              15%
Ratio of operating expenses to average net assets without
  waivers  .................................................     0.95%(c)        0.95%            1.06%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class A Shares, Class B Shares and Class C Shares commenced operations on October 9, 1995, December 6, 1994 and July 7, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Total net assets for Class B Shares were $164 at February 28, 1995.







                                          B Shares                                                C Shares
     --------------------------------------------------------------------------------------------------------
     Period                                                                                       Period
     Ended              Year              Year               Period            Period             Ended
     12/31/97           Ended             Ended              Ended             Ended              12/31/97
     (Unaudited)        6/30/97(e)        6/30/96(e)         6/30/95(d,e)      2/28/95(f)         (Unaudited)
     -----------        ----------        ----------         ------------      ----------         -----------

     $10.52             $10.34            $10.29             $10.14            $ 9.72             $10.64
     ------             ------            ------             ------            ------             ------

       0.22               0.32              0.40               0.13              0.10               0.22
       0.43               0.33              0.05               0.15              0.42               0.30
     ------             ------            ------             ------            ------             ------
       0.65               0.65              0.45               0.28              0.52               0.52
     ------             ------            ------             ------            ------             ------

      (0.23)             (0.39)            (0.39)             (0.13)            (0.10)             (0.23)
      (0.16)             (0.08)             0.00                --                --               (0.16)
     ------             ------            ------             ------            ------             ------
      (0.39)             (0.47)            (0.40)             (0.13)            (0.10)             (0.39)
     ------             ------            ------             ------            ------             ------
     $10.78             $10.52            $10.34             $10.29            $10.14             $10.77
     ======             ======            ======             ======            ======             ======
       6.26%              6.43%             4.36%              2.80%             5.39%              5.27%
     ======             ======            ======             ======            ======             ======

     $  336             $  240            $    5             $    1            $  0 (g)           $   41
       1.70%(c)           1.70%             1.73%              1.77%(c)          1.67%(c)           1.75%(c)
       4.17%(c)           3.77%             3.67%              3.63%(c)          3.95%(c)           4.25%(c)
         33%                45%               15%                12%               50%                33%
       1.70%(c)           1.70%             1.81%              2.01%(c)          1.91%(c)           1.75%(c)

Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
                     (Continued)

                                                                                    Y Shares
                                                      -------------------------------------------------------------------
                                                      Period
                                                      Ended         Year          Year          Period         Period
                                                      12/31/97      Ended         Ended         Ended          Ended
                                                      (Unaudited)   6/30/97(e)    6/30/96(e)    6/30/95(d,e)   2/28/95(f)
                                                      -----------   ----------    ----------    ------------   ----------

Net asset value, beginning of period ..............   $10.51        $10.34        $10.29        $10.13         $10.06
                                                      ------        ------        ------        ------         ------
Income from investment operations:
Net investment income .............................     0.28          0.50          0.49          0.16           0.30
Net realized and unrealized gain on investments ...     0.42          0.25          0.06          0.16           0.10
                                                      ------        ------        ------        ------         ------
Total from investment operations ..................     0.70          0.75          0.55          0.32           0.40
                                                      ------        ------        ------        ------         ------
Less distributions:
Dividends from net investment income ..............    (0.28)        (0.50)        (0.49)        (0.16)         (0.33)
Distributions from net realized gains .............    (0.16)        (0.08)        (0.01)          --             --
                                                      ------        ------        ------        ------         ------
Total distributions ...............................    (0.44)        (0.58)        (0.50)        (0.16)         (0.33)
                                                      ------        ------        ------        ------         ------
Net asset value, end of period ....................   $10.77        $10.51        $10.34        $10.29         $10.13
                                                      ======        ======        ======        ======         ======
Total return (b) ..................................     6.79%         7.40%         5.38%         3.17%          4.08%
                                                      ======        ======        ======        ======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $4,000        $3,946        $1,929        $1,498         $  953
Ratio of operating expenses to average net assets .     0.70%(c)      0.70%         0.73%         0.77%(c)       0.68%(c)
Ratio of net investment income to average net
  assets ..........................................     5.17%(c)      4.77%         4.67%         4.63%(c)       4.94%(c)
Portfolio turnover rate ...........................       33%           45%           15%           12%            50%
Ratio of operating expenses to average net assets
  without waivers .................................     0.70%(c)      0.70%         0.81%         1.01%(c)       0.92%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class Y Shares commenced operations on July 21, 1994.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Total net assets for Class B Shares were $164 at February 28, 1995.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

Munder Tax-Free Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                 A Shares
                                                      -------------------------------------------------------------------
                                                      Period
                                                      Ended         Year          Year          Period         Year
                                                      12/31/97      Ended         Ended         Ended          Ended
                                                      (Unaudited)   6/30/97(f)    6/30/96(f)    6/30/95(d)     2/28/95(e)
                                                      -----------   ----------    ----------    ----------     ----------

Net asset value, beginning of period ..............   $10.41        $10.34        $10.36        $10.17         $10.44
                                                      ------        ------        ------        ------         ------
Income from investment operations:
Net investment income .............................     0.23          0.41          0.41          0.14           0.40
Net realized and unrealized gain/(loss) on
  investments .....................................     0.16          0.10         (0.02)         0.19          (0.23)
                                                      ------        ------        ------        ------         ------
Total from investment operations ..................     0.39          0.51          0.39          0.33           0.17
                                                      ------        ------        ------        ------         ------
Less distributions:
Dividends from net investment income ..............    (0.24)        (0.41)        (0.41)        (0.14)         (0.42)
Distributions from net realized gains .............    (0.09)        (0.03)           --            --          (0.02)
                                                      ------        ------        ------        ------         ------
Total distributions ...............................    (0.33)        (0.44)        (0.41)        (0.14)         (0.44)
                                                      ------        ------        ------        ------         ------
Net asset value, end of period ....................   $10.47        $10.41        $10.34        $10.36         $10.17
                                                      ======        ======        ======        ======         ======
Total return (b) ..................................     3.73%         5.04%         3.79%         3.25%          2.05%
                                                      ======        ======        ======        ======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $7,687        $6,213        $5,012        $4,138         $4,551
Ratio of operating expenses to average net assets .     0.93%(c)      0.93%         0.96%         0.98%(c)       0.95%
Ratio of net investment income to average net
  assets ..........................................     4.47%(c)      3.96%         3.91%         4.02%(c)       4.19%
Portfolio turnover rate ...........................       15%           31%           20%            5%            52%
Ratio of operating expenses to average net assets
  without waivers .................................     0.93%(c)      0.93%         1.04%         1.22%(c)       1.19%

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class A Shares, Class B Shares, and Class Y Shares commenced operations on November 30, 1992, May 16, 1996 and December 17, 1992, respectively. The Fund is authorized to issue Class C Shares. As of December 31, 1997, the Fund had not commenced selling Class C shares.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.






                    B Shares                                                  Y Shares
     -------------------------------------------------------------------------------------------------------------
     Period                                     Period
     Ended         Year          Period         Ended         Year          Year          Period        Year
     12/31/97      Ended         Ended          12/31/97      Ended         Ended         Ended         Ended
     (Unaudited)   6/30/97(f)    6/30/96(f)     (Unaudited)   6/30/97(f)    6/30/96(f)    6/30/95(d)    2/29/95(e)
     -----------   ----------    ----------     -----------   ----------    ----------    ----------    ----------

     $10.40        $10.34        $10.36         $10.42        $10.34        $10.37        $ 10.17       $ 10.44
     ------        ------        ------         ------        ------        ------        -------       -------

       0.21          0.33          0.04           0.25          0.44          0.45           0.15          0.42
       0.14          0.10          0.00           0.14          0.11         (0.04)          0.20         (0.23)
     ------        ------        ------         ------        ------        ------        -------       -------
       0.35          0.43          0.04           0.39          0.55          0.41           0.35          0.19
     ------        ------        ------         ------        ------        ------        -------       -------

      (0.20)        (0.34)        (0.06)         (0.25)        (0.44)        (0.44)         (0.15)        (0.44)
      (0.09)        (0.03)          --           (0.09)        (0.03)          --            --           (0.02)
     ------        ------        ------         ------        ------        ------        -------       -------
      (0.29)        (0.37)        (0.06)         (0.34)        (0.47)        (0.44)         (0.15)        (0.46)
     ------        ------        ------         ------        ------        ------        -------       -------
     $10.46        $10.40        $10.34         $10.47        $10.42        $10.34        $ 10.37       $ 10.17
     ======        ======        ======         ======        ======        ======        =======       =======
       3.34%         4.24%         0.39%          3.76%         5.40%         3.95%          3.43%         2.34%
     ======        ======        ======         ======        ======        ======        =======       =======

     $  386        $  272        $   50         $7,590        $7,511        $5,285        $11,100       $10,709
       1.68%(c)      1.68%         1.71%(c)       0.68%(c)      0.68%         0.71%          0.73%(c)      0.70%
       3.72%(c)      3.21%         3.16%(c)       4.72%(c)      4.21%         4.16%          4.27%(c)      4.44%
         15%           31%           20%             0%           31%           20%             5%           52%

       1.68%(c)      1.68%         1.79%(c)       0.68%(c)      0.68%         0.79%          0.97%(c)      0.94%

Munder Short Term Treasury Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              B Shares             C Shares              Y Shares
                                                      -------------------------------------------------------------------
                                                      Period                      Period       Period
                                                      Ended         Period        Ended        Ended          Period
                                                      12/31/97(d)   Ended         12/31/97(d)  12/31/97(d)    Ended
                                                      (Unaudited)   6/30/97(d)    (Unaudited)  (Unaudited)    6/30/97(d)
                                                      -----------   ----------    -----------   -----------    ----------

Net asset value, beginning of period ..............   $10.01        $ 9.97        $10.01        $ 10.01        $ 10.00
                                                      ------        ------        ------        -------        -------
Income from investment operations:
Net investment income .............................     0.22          0.10          0.17           0.26           0.22
Net realized and unrealized gain on investments ...     0.04          0.04          0.01           0.04           0.01
                                                      ------        ------        ------        -------        -------
Total from investment operations ..................     0.26          0.14          0.18           0.30           0.23
                                                      ------        ------        ------        -------        -------
Less distributions:
Dividends from net investment income ..............    (0.22)        (0.10)        (0.15)         (0.27)         (0.22)
                                                      ------        ------        ------        -------        -------
Total distributions ...............................    (0.22)        (0.10)        (0.15)         (0.27)         (0.22)
                                                      ------        ------        ------        -------        -------
Net asset value, end of period ....................   $10.05        $10.01        $10.04        $ 10.04        $ 10.01
                                                      ======        ======        ======        =======        =======
Total return (b) ..................................     2.64%         1.44%         1.81%          3.03%          2.30%
                                                      ======        ======        ======        =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $  168        $   34        $   15        $60,166        $49,055
Ratio of operating expenses to average net assets .     1.51%(c)      1.52%(c)      1.51% (c)      0.51%(c)       0.52%(c)
Ratio of net investment income to average net
  assets ..........................................     4.28%(c)      4.26%(c)      4.28% (c)      5.28%(c)       5.26%(c)
Portfolio turnover rate ...........................       52%           40%           52%            52%            40%
Ratio of operating expenses to average net assets
  without expenses advisor ........................     1.56%(c)      1.55%(c)      1.56% (c)      0.51%(c)       0.56%(c)

----------------
(a) The Munder Short Term Treasury Fund Class B Shares, Class C Shares and Class Y Shares commenced operations on April 4, 1997, July 2, 1997 and January 29, 1997, respectively. The Fund is authorized to issue Class A Shares. As of December 31, 1997 the Fund had not commenced selling Class
    A Shares.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

Munder Cash Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                  A Shares
                                                    ---------------------------------------------------------------------------
                                                    Period
                                                    Ended           Year             Year            Period          Year
                                                    12/31/97(f)     Ended            Ended           Ended           Ended
                                                    (Unaudited)     6/30/97          6/30/96         6/30/95(d)      2/28/95(e)
                                                    -----------     -------          -------         ----------      ----------

Net asset value, beginning of period  ...........   $  1.00         $  1.00          $   1.00        $  1.00         $  1.00
                                                    -------         -------          --------        -------         -------
Income from investment operations:
Net investment income  ..........................     0.020           0.047             0.049          0.018           0.039
                                                    -------         -------          --------        -------         -------
Total from investment operations  ...............     0.020           0.047             0.049          0.018           0.039
                                                    -------         -------          --------        -------         -------
Less distributions:
Dividends from net investment income  ...........    (0.020)         (0.047)           (0.049)        (0.018)         (0.039)
                                                    -------         -------          --------        -------         -------
Total distributions  ............................    (0.020)         (0.047)           (0.049)        (0.018)         (0.039)
                                                    -------         -------          --------        -------         -------
Net asset value, end of period  .................   $  1.00         $  1.00          $   1.00        $  1.00         $  1.00
                                                    =======         =======          ========        =======         =======
Total return (b)  ...............................      2.49%           4.80%             5.02%          1.78%           3.97%
                                                    =======         =======          ========        =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........   $88,557         $96,192          $ 16,622        $52,530         $40,239
Ratio of operating expenses to average net
  assets  .......................................      0.76%(c)        0.80%             0.78%          0.77% (c)       0.80%
Ratio of net investment income to average net
  assets  .......................................      4.94%(c)        4.71%             4.88%          5.39% (c)       4.02%
Ratio of operating expenses to average net
  assets without waivers  .......................      0.76%(c)        0.80%             0.78%          0.79% (c)       0.83%

----------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.







                                         Y Shares
     ------------------------------------------------------------------------------------
     Period
     Ended              Year              Year               Period            Year
     12/31/97(f)        Ended             Ended              Ended             Ended
     (Unaudited)        6/30/97           6/30/96            6/30/95(d)        2/28/95(e)
     -----------        -------           -------            ----------        ----------

     $   1.00           $   1.00          $   1.00           $  1.00           $   1.00
     --------           --------          --------           -------           --------

        0.030              0.050             0.051              0.019             0.042
     --------           --------          --------           -------           --------
        0.030              0.050             0.051              0.019             0.042
     --------           --------          --------           -------           --------

       (0.030)            (0.050)           (0.051)            (0.019)           (0.042)
     --------           --------          --------           -------           --------
       (0.030)            (0.050)           (0.051)            (0.019)           (0.042)
     --------           --------          --------           -------           --------
     $   1.00           $   1.00          $   1.00           $   1.00          $   1.00
     ========           ========          ========           ========          ========
         2.61%              5.07%             5.27%              1.87%             4.23%
     ========           ========          ========           ========          ========

     $351,253           $279,427          $317,825           $340,394          $324,793
         0.51% (c)          0.55%             0.53%              0.52%(c)          0.55%
         5.19% (c)          4.96%             5.13%              5.64%(c)          4.27%

         0.51% (c)          0.55%             0.53%              0.54%(c)          0.58%

Munder Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                    A Shares
                                                      --------------------------------------
                                                      Period
                                                      Ended           Year           Period
                                                      12/31/97(f)     Ended          Ended
                                                      (Unaudited)     6/30/97        6/30/96
                                                      -----------     -------        -------

Net asset value, beginning of period ..............   $  1.00         $  1.00        $  1.00
                                                      -------         -------        -------
Income from investment operations:
Net investment income .............................     0.020           0.046          0.048
                                                      -------         -------        -------
Total from investment operations ..................     0.020           0.046          0.048
                                                      -------         -------        -------
Less distributions:
Dividends from net investment income ..............    (0.020)         (0.046)        (0.048)
                                                      -------         -------        -------
Total distributions ...............................    (0.020)         (0.046)        (0.048)
                                                      -------         -------        -------
Net asset value, end of period ....................   $  1.00         $  1.00        $  1.00
                                                      =======         =======        =======
Total return (b) ..................................      2.42%           4.72%          4.83%
                                                      =======         =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $11,420         $ 3,655        $    23
Ratio of operating expenses to average net assets .      0.89%(c)        0.89%          0.87%(c)
Ratio of net investment income to average net
  assets ..........................................      4.80%(c)        4.61%          4.84%(c)
Ratio of operating expenses to average net assets
  without waivers .................................      0.89%(c)        0.89%          0.87%(c)

----------------
(a) The Munder Money Market Fund Class A Shares, Class B Shares and Class C Shares commenced operations on July 3, 1995, February 16, 1994 and October 17, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.







                                       B Shares                                                  C Shares
     --------------------------------------------------------------------------------------------------------
     Period                                                                           Period
     Ended            Year            Year            Period           Period         Ended           Period
     12/31/97(f)      Ended           Ended           Ended            Ended          12/31/97(f)     Ended
     (Unaudited)      6/30/97         6/30/96         6/30/95(d,e)     12/31/94       (Unaudited)     6/30/97
     -----------      -------         -------         ------------     --------       -----------     -------

     $  1.00          $  1.00         $  1.00         $  1.00          $  1.00        $  1.00         $  1.00
     -------          -------         -------         -------          -------        -------         -------

       0.020            0.039           0.041           0.020            0.030          0.020           0.027
     -------          -------         -------         -------          -------        -------         -------
       0.020            0.039           0.041           0.020            0.030          0.020           0.027
     -------          -------         -------         -------          -------        -------         -------

      (0.020)          (0.039)         (0.041)         (0.020)          (0.030)        (0.020)         (0.027)
     -------          -------         -------         -------          -------        -------         -------
      (0.020)          (0.039)         (0.041)         (0.020)          (0.030)        (0.020)         (0.027)
     -------          -------         -------         -------          -------        -------         -------
     $  1.00          $  1.00         $  1.00         $  1.00          $  1.00        $  1.00         $  1.00
     =======          =======         =======         =======          =======        =======         =======
        2.03%            3.92%           4.13%           1.99%            2.97%          2.03%           2.75%
     =======          =======         =======         =======          =======        =======         =======

     $   368          $   451         $   124         $   371          $   501        $ 1,000         $ 1,755
        1.64%(c)         1.64%           1.62%           1.60%(c)         1.60%(c)       1.64%(c)        1.64%(c)
        4.05%(c)         3.86%           4.09%           4.46%(c)         3.36%(c)       4.05%(c)        3.86%(c)
        1.64%(c)         1.64%           1.62%           1.66%(c)         3.34%(c)       1.64%(c)        1.64%(c)


Munder Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             Y Shares
                                               -----------------------------------------------------------------
                                               Period
                                               Ended          Year          Year          Period        Year
                                               12/31/97(f)    Ended         Ended         Ended         Ended
                                               (Unaudited)    6/30/97       6/30/96       6/30/95(d,e)  12/31/94
                                               -----------    -------       -------       ------------  --------

Net asset value, beginning of period .......   $  1.00        $   1.00      $   1.00      $   1.00      $   1.00
                                               -------        --------      --------      --------      --------
Income from investment operations:
Net investment income ......................     0.030           0.049         0.051         0.024         0.040
                                               -------        --------      --------      --------      --------
Total from investment operations ...........     0.030           0.049         0.051         0.024         0.040
                                               -------        --------      --------      --------      --------
Less distributions:
Dividends from net investment income .......    (0.030)         (0.049)       (0.051)       (0.024)       (0.040)
                                               -------        --------      --------      --------      --------
Total distributions ........................    (0.030)         (0.049)       (0.051)       (0.024)       (0.040)
                                               -------        --------      --------      --------      --------
Net asset value, end of period .............   $  1.00        $   1.00      $   1.00      $   1.00      $   1.00
                                               =======        ========      ========      ========      ========
Total return (b) ...........................      2.54%           4.97%         5.17%         2.44%         3.88%
                                               =======        ========      ========      ========      ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......   $99,881        $124,621      $223,396      $263,513      $145,685
Ratio of operating expenses to average net
  assets ...................................      0.64%(c)        0.64%         0.62%         0.60%(c)      0.60%
Ratio of net investment income to average
  net assets ...............................      5.05%(c)        4.86%         5.09%         5.46%(c)      3.81%
Ratio of operating expenses to average net
  assets without waivers ...................      0.64%(c)        0.64%         0.62%         0.66%(c)      0.74%

----------------
(a) The Munder Money Market Fund Class Y Shares commenced operations on August 18, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

Munder Tax-Free Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                 A Shares
                                                      -------------------------------------------------------------------
                                                      Period
                                                      Ended         Year          Year          Period         Year
                                                      12/31/97      Ended         Ended         Ended          Ended
                                                      (Unaudited)   6/30/97       6/30/96       6/30/95(d)     2/28/95(e)
                                                      -----------   -------       -------       ----------     ----------

Net asset value, beginning of period ..............   $   1.00      $  1.00       $  1.00       $  1.00        $  1.00
                                                      --------      -------       -------       -------        -------
Income from investment operations:
Net investment income .............................      0.010        0.028         0.029         0.011          0.023
                                                      --------      -------       -------       -------        -------
Total from investment operations ..................      0.010        0.028         0.029         0.011          0.023
                                                      --------      -------       -------       -------        -------
Less distributions:
Dividends from net investment income ..............     (0.010)      (0.028)       (0.029)       (0.011)        (0.023)
                                                      --------      -------       -------       -------        -------
Total distributions ...............................     (0.010)      (0.028)       (0.029)       (0.011)        (0.023)
                                                      --------      -------       -------       -------        -------
Net asset value, end of period ....................   $   1.00      $  1.00       $  1.00       $  1.00        $  1.00
                                                      ========      =======       =======       =======        =======
Total return (b) ..................................       1.44%        2.78%         2.89%         1.09%          2.33%
                                                      ========      =======       =======       =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $107,961      $ 5,205       $10,582       $ 8,530        $ 4,539
Ratio of operating expenses to average net assets .       0.78%(c)     0.78%         0.78%         0.79%(c)       0.80%
Ratio of net investment income to average net
  assets ..........................................       2.90%(c)     2.76%         2.89%         3.26%(c)       2.29%
Ratio of operating expenses to average net assets
  without waivers .................................       0.78%(c)     0.78%         0.80%         0.84%(c)       0.85%

----------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.






                                   Y Shares
     -------------------------------------------------------- ----------
     Period
     Ended         Year          Year           Period        Year
     12/31/97      Ended         Ended          Ended         Ended
     (Unaudited)   6/30/97       6/30/96        6/30/95(d)    2/28/95(e)
     -----------   -------       -------        ----------    ----------

     $  1.00       $  1.00       $  1.00        $  1.00      $   1.00
     -------       -------       -------        -------      --------

       0.020         0.030         0.031          0.012         0.026
     -------       -------       -------        -------      --------
       0.020         0.030         0.031          0.012         0.026
     -------       -------       -------        -------      --------

      (0.020)       (0.030)       (0.031)        (0.012)       (0.026)
     -------       -------       -------        -------      --------
      (0.020)       (0.030)       (0.031)        (0.012)       (0.026)
     -------       -------       -------        -------      --------
     $  1.00       $  1.00       $  1.00        $  1.00       $  1.00
     =======       =======       =======        =======       =======
        1.58%         3.04%         3.16%          1.19%         2.59%
     =======       =======       =======        =======       =======

     $24,906       $22,951       $25,594        $23,430       $30,884
        0.53%(c)      0.53%         0.53%          0.54%(c)      0.55%
        3.15%(c)      3.01%         3.14%          3.51%(c)      2.54%
        0.53%(c)      0.53%         0.55%          0.59%(c)      0.60%

Munder U.S. Treasury Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                 A Shares
                                                      -------------------------------------------------------------------
                                                      Period
                                                      Ended         Year          Year          Period         Year
                                                      12/31/97      Ended         Ended         Ended          Ended
                                                      (Unaudited)   6/30/97       6/30/96       6/30/95(d)     2/28/95(e)
                                                      -----------   -------       -------       ----------     ----------

Net asset value, beginning of period ..............   $  1.00       $  1.00       $  1.00       $  1.00        $  1.00
                                                      -------       -------       -------       -------        -------
Income from investment operations:
Net investment income .............................     0.020         0.046         0.047         0.017          0.037
                                                      -------       -------       -------       -------        -------
Total from investment operations ..................     0.020         0.046         0.047         0.017          0.037
                                                      -------       -------       -------       -------        -------
Less distributions:
Dividends from net investment income ..............    (0.020)       (0.046)       (0.047)       (0.017)        (0.037)
                                                      -------       -------       -------       -------        -------
Total distributions ...............................    (0.020)       (0.046)       (0.047)       (0.017)        (0.037)
                                                      -------       -------       -------       -------        -------
Net asset value, end of period ....................   $  1.00       $  1.00       $  1.00       $  1.00        $  1.00
                                                      =======       =======       =======       =======        =======
Total return (b) ..................................      2.36%         4.66%         4.77%         1.72%          3.72%
                                                      =======       =======       =======       =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............   $11,570       $ 5,319       $ 1,620       $ 1,117        $ 3,815
Ratio of operating expenses to average net assets .      0.80%(c)      0.79%         0.79%         0.80%(c)       0.80%
Ratio of net investment income to average net
  assets ..........................................      4.69%(c)      4.54%         4.64%         5.13%(c)       3.63%
Ratio of operating expenses to average net assets
  without waivers .................................      0.80%(c)      0.79%         0.81%         0.85%(c)       0.85%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.






                                Y Shares
     -------------------------------------------------------------------
     Period
     Ended         Year          Year           Period        Year
     12/31/97      Ended         Ended          Ended         Ended
     (Unaudited)   6/30/97       6/30/96        6/30/95(d)    2/28/95(e)
     -----------   -------       -------        ----------    ----------

     $  1.00       $   1.00      $   1.00       $   1.00      $   1.00
     -------       --------      --------       --------      --------

       0.020          0.048         0.049          0.018         0.039
     -------       --------      --------       --------      --------
       0.020          0.048         0.049          0.018         0.039
     -------       --------      --------       --------      --------

      (0.020)        (0.048)       (0.049)        (0.018)       (0.039)
     -------       --------      --------       --------      --------
      (0.020)        (0.048)       (0.049)        (0.018)       (0.039)
     -------       --------      --------       --------      --------
     $  1.00       $   1.00      $   1.00       $   1.00      $   1.00
     =======       ========      ========       ========      ========
        2.48%          4.91%         5.02%          1.80%         4.01%
     =======       ========      ========       ========      ========

     $51,947       $233,549      $309,873       $231,055      $240,590
        0.55%(c)       0.54%         0.54%          0.55%(c)      0.55%
        4.94%(c)       4.79%         4.89%          5.38%(c)      3.88%

        0.55%(c)       0.54%         0.56%          0.60%(c)      0.60%

The Munder Funds
Notes To Financial Statements, December 31, 1997

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment company, which was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, which was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 28 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund", and collectively, the "Munder Funds"). The financial statements for the remaining funds of MFI and MFT are presented in separate reports.


  MFI:
  Income Funds
  Munder International Bond Fund
  Munder Short Term Treasury Fund
  Money Market Fund
  Munder Money Market Fund
  MFT:
  Income Funds
  Munder Bond Fund
  Munder Intermediate Bond Fund
  Munder U.S. Government Income Fund
  Munder Michigan Triple Tax-Free Bond Fund
  Munder Tax-Free Bond Fund
  Munder Tax-Free Intermediate Bond Fund
  Money Market Funds
  Munder Cash Investment Fund
  Munder Tax-Free Money Market Fund
  Munder U.S. Treasury Money Market Fund

      The Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Munder Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Intermediate Bond Fund, Munder Michigan Triple Tax-Free Bond Fund and Munder International Bond Fund which are classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Munder Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on

The Munder Funds
Notes To Financial Statements, December 31, 1997
            (Continued)


over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available, are valued at fair value by the advisor, under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Under this method such securities are valued initially at cost on the date of purchase (or on the 61st day before maturity). Debt securities in the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: The Munder International Bond Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Bond Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to the fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining

The Munder Funds
Notes To Financial Statements, December 31, 1997
  (Continued)


the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Munder Funds' investment advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Munder Funds
Notes To Financial Statements, December 31, 1997
     (Continued)


2. Investment Advisor, Custodian and Other Related Party Transactions

      Munder Capital Management (the "Advisor"), an independent investment management firm, serves as each Fund's investment advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                               Fees on Average
                               Daily Net Assets
                               ----------------
The Income Funds (excluding Munder Short Term
Treasury Fund) ......................................         0.50%
Munder Short Term Treasury Fund .....................         0.25%
The Money Market Funds (excluding Munder Money Market
Fund) ...............................................         0.35%
Munder Money Market Fund ............................         0.40%


      The Advisor voluntarily reimbursed expenses for the period ended December 31, 1997, for the following Fund:

                         Fund                           Expenses Reimbursed
                         ----                           -------------------
Munder Short Term Treasury Fund .....................         $13,880


      Funds Distributor, Inc. ("FDI" or the "Distributor") entered into Sub-Administration Agreements with First Data Investor Services Group prior to November 1, 1997 and State Street Bank & Trust Company ("State Street") after October 31, 1997, under which FDI provides certain administrative services with respect to the Munder Funds. FDI's fee for these services is paid for by the administrator out of its own resources at no additional cost to the Munder Funds.

      Comerica Bank ("Comerica") provides certain custodian and shareholder services to the Munder Funds. Prior to November 1, 1997, Comerica received as compensation for its Custodian services, fees, based on the aggregate average daily net assets of the Munder Funds and certain other investment portfolios advised by the Advisor for which Comerica provided services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. Comerica earned $391,160 for its services as Custodian to the Munder Funds through October 31, 1997. After October 31, 1997, Comerica did not receive fees for its services as Custodian to the Munder Funds. As of November 1, 1997 State Street Bank & Trust Company became the sub-custodian to the Munder Funds. For its services as sub-custodian, State Street receives a fee based on the aggregate average daily net assets of the Munder Funds and certain other investment portfolios advised by the Advisor for which State Street provides custodial services, as well as certain transaction based fees. As of November 1, 1997, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Munder Funds beneficially owned by Comerica and its customers, as compensation for certain shareholder services provided to the Munder Funds.
      Each Trustee of MFT and each Director of MFI is paid an aggregate fee, consisting of a $20,000 annual retainer, for services in such capacity plus $1,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFT, MFI, St. Clair Funds, Inc. and The Munder Framlington Funds Trust. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor, Comerica, Morgan Stanley, FDI, State Street or Investor Services Group received any compensation from MFI or MFT for the period ended December 31, 1997.

3. Shareholder Distribution and Service Plans

      FDI serves as the distributor of the Munder Funds' shares. For the period ended December 31, 1997, the Distributor received $21,861, representing commissions (sales charges) on sales of Class A Shares of the Income and Money Market Funds. For the period ended December 31, 1997, the Distributor received $3,671 in contingent deferred sales charges from Class B and Class C Shares of the Income and Money Market Funds.







The Munder Funds
Notes To Financial Statements, December 31, 1997
  (Continued)


      The Munder Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by the Munder Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Munder Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Munder Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1997, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                                Class A      Class B      Class C       Class K
                                                Shares       Shares       Shares        Shares
                                              12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                              ----------   ----------   ----------   ------------
The Income Funds ...........................     0.25%        1.00%        1.00%         0.25%
The Money Market Funds:
Munder Cash Investment Fund ................     0.25%         N/A          N/A          0.15%
Munder Money Market Fund ...................     0.25%        1.00%        1.00%          N/A
Munder Tax-Free Money Market Fund ..........     0.25%         N/A          N/A          0.15%
Munder U.S. Treasury Money Market Fund .....     0.25%         N/A          N/A          0.15%


4. Securities Transactions

      For the period ended December 31, 1997, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                               Cost of Purchases  Proceeds from Sales
                                               -----------------  -------------------
Munder Bond Fund ............................     $133,312,703        $ 63,011,197
Munder Intermediate Bond Fund ...............      259,824,908         147,724,796
Munder International Bond Fund ..............       29,055,987          28,620,334
Munder U.S. Government Income Fund ..........          --               16,984,494
Munder Michigan Triple Tax-Free Bond Fund ...       12,771,678           8,692,044
Munder Tax-Free Bond Fund ...................       69,968,978          65,845,069
Munder Tax-Free Intermediate Bond Fund ......       55,963,046          44,829,559
Munder Short Term Treasury Fund .............          --                  --

The Munder Funds
Notes To Financial Statements, December 31, 1997
   (Continued)


      For the period ended December 31, 1997, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                        Cost of Purchases  Proceeds from Sales
                                        -----------------  -------------------
Munder Bond Fund .....................     $145,078,152        $116,476,564
Munder Intermediate Bond Fund ........      209,660,203         233,700,333
Munder U.S. Government Income Fund ...      128,663,465          91,076,893
Munder Short Term Treasury Fund ......       35,316,406          28,118,008


      At December 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                    Tax Basis      Tax Basis
                                                   Unrealized     Unrealized
                                                  Appreciation   Depreciation
                                                  ------------   ------------
Munder Bond Fund ..............................    $ 3,813,371    $  819,460
Munder Intermediate Bond Fund .................      6,500,823     1,665,396
Munder International Bond Fund ................        218,522     2,374,258
Munder U.S. Government Income Fund ............      6,383,210       482,914
Munder Michigan Triple Tax-Free Bond Fund .....      2,508,667         --
Munder Tax-Free Bond Fund .....................     13,748,473         --
Munder Tax-Free Intermediate Bond Fund ........      9,719,104         --
Munder Short Term Treasury Fund ...............        193,038         --


5. Geographic Concentration

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Triple Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

The Munder Funds
Notes To Financial Statements, December 31, 1997
  (Continued)


7. Capital Loss Carryforwards

      As determined at June 30, 1997, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                           Expiring      Expiring      Expiring      Expiring      Expiring      Expiring      Expiring
         Fund                1998          1999          2000          2001          2002          2003          2005
         ----              --------      --------      --------      --------      --------      --------      --------
Munder Bond Fund .....        --            --             --            --       $  857,708   $ 3,450,654    $   978,938
Munder Intermediate
  Bond Fund ..........        --            --             --            --        1,509,730    10,362,763     11,240,318
Munder Cash Investment
  Fund ...............        --         $ 3,301        $ 1,650          --           --             --            --
Munder Tax-Free Money
  Market Fund ........     $11,123        20,091         57,257       $39,684         15,088        12,291         --

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Richard H. Rose, Assistant Treasurer
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Teresa M.R. Hamlin, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNINC97

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                               CLASS K SHARES

                                                                  Semi-Annual
                                                                       Report



[LOGO]
Investments                                                 DECEMBER 31, 1997
for all seasons


                                                      THE MUNDER EQUITY FUNDS
                                                          Accelerating Growth
                                                                     Balanced
                                                              Growth & Income
                                                                    Index 500
                                                         International Equity
                                                             Micro-Cap Equity
                                                               Mid-Cap Growth
                                                          Multi-Season Growth
                                                Real Estate Equity Investment
                                                              Small-Cap Value
                                                         Small Company Growth
                                                                        Value

                                                 THE MUNDER FRAMLINGTON FUNDS
                                                 Framlington Emerging Markets
                                                       Framlington Healthcare
                                             Framlington International Growth

                                                      THE MUNDER INCOME FUNDS
                                                                         Bond
                                                            Intermediate Bond
                                                           International Bond
                                                       U.S. Government Income
                                                Michigan Triple Tax-Free Bond
                                                                Tax-Free Bond
                                                   Tax-Free Intermediate Bond
                                                          Short Term Treasury

                                                THE MUNDER MONEY MARKET FUNDS
                                                              Cash Investment
                                                        Tax-Free Money Market
                                                   U.S. Treasury Money Market

                                                         (INSIDE FRONT COVER)


                                                     "...the key to these re-
                                                   sults has been the invest-
                                                         ment Munder has made
                                                    in our research capabili-
                                                         ties and personnel."

The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

     Once again, I am very pleased to report to you the results of The Munder Family of Funds. In addition to being a stellar year for the financial markets, 1997 proved to be an exceptional period for The Munder Funds. I take pride in sharing with you that over 60% of our equity funds and over 70% of our fixed income and money market funds returned above-average performance for the year ended December 31, 1997. I hope that you are also pleased with the performance of our mutual investment.

     Also of importance to me is the fact that during the course of 1997 we added several new funds to the Munder Family of Funds. Eight equity funds and one bond fund were added, rounding out our line up of funds, and providing shareholders with the depth and breadth of investment choices they are demanding. Each one of these funds provided competitive returns in their categories. In fact, Lipper Analytical Services ranked our Micro-Cap Equity Fund as the second highest performing equity fund out of 4,977 equity funds in the Lipper universe for the one-year period ended December 31, 1997.

     While Munder Capital Management has historically been known for its Multi-Season Growth Fund equity style, known as GARP, this year we saw all the pieces of our strategy come together to bring our shareholders very competitive returns in several styles, including Large-Cap Value, Small-Cap Growth and Small-Cap Value, Technology, and Growth and Income. Similar results were achieved in our Tax-Free Bond styles and Intermediate Bond Funds.

     With respect to our Equity Funds, the key to these results has been the investment Munder Capital Management as advisor, has made in our research capabilities and personnel. The variety of styles offered by the Funds also allows us to continue to capitalize on good investments by "graduating" stocks from one style to the next. This allows the Funds to continue to hold strong performing stocks as they grow, but also allows us to adhere to our style restrictions: so small cap stays small cap.

     We value your faith in us and your continued support. If you have any questions, please call the Funds at 1-800-4MUNDER, or contact your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you for your confidence in Munder Capital Management and the Munder Family of Funds.


        Very truly yours,


        /s/ Lee Munder
        --------------
        Lee Munder President

Table of
     Contents

-----------------------------------------------------------------------------

EQUITY FUNDS OVERVIEW
            iv     Munder Accelerating Growth Fund
            iv     Munder Balanced Fund
            v      Munder Growth & Income Fund
            v      Munder Index 500 Fund
            v      Munder International Equity Fund
            vi     Munder Micro-Cap Equity Fund
            vii    Munder Mid-Cap Growth Fund
            vii    Munder Multi-Season Growth Fund
            viii   Munder Real Estate Equity Investment Fund
            viii   Munder Small-Cap Value Fund
            viii   Munder Small Company Growth Fund
            ix     Munder Value Fund
            x      Munder Framlington Emerging Markets Fund
            x      Munder Framlington Healthcare Fund
            x      Munder Framlington International Growth Fund
FIXED INCOME FUNDS OVERVIEW
            xii    Munder Bond Fund
            xii    Munder Intermediate Bond Fund
            xiii   Munder International Bond Fund
            xiii   Munder U.S. Government Income Fund
            xiv    Munder Michigan Triple Tax-Free Bond Fund
            xiv    Munder Tax-Free Bond Fund
            xiv    Munder Tax-Free Intermediate Bond Fund
            xiv    Munder Short Term Treasury Fund
PORTFOLIO OF INVESTMENTS -- Equity Funds:
            1      Munder Accelerating Growth Fund
            3      Munder Balanced Fund
            8      Munder Growth & Income Fund
            10     Munder Index 500 Fund
            20     Munder International Equity Fund
            35     Munder Micro-Cap Equity Fund
            39     Munder Mid-Cap Growth Fund
            41     Munder Multi-Season Growth Fund
            43     Munder Real Estate Equity Investment Fund
            45     Munder Small-Cap Value Fund
            48     Munder Small Company Growth Fund
            51     Munder Value Fund
            53     Munder Framlington Emerging Markets Fund
            58     Munder Framlington Healthcare Fund
            62     Munder Framlington International Growth Fund

                                  ---------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

                  Income Funds:
            67    Munder Bond Fund
            70    Munder Intermediate Bond Fund
            73    Munder International Bond Fund
            76    Munder U.S. Government Income Fund
            79    Munder Michigan Triple Tax-Free Bond Fund
            84    Munder Tax-Free Bond Fund
            90    Munder Tax-Free Intermediate Bond Fund
            97    Munder Short Term Treasury Fund
                  Money Market Funds:
            98    Munder Cash Investment Fund
            100   Munder Money Market Fund
            102   Munder Tax-Free Money Market Fund
            112   Munder U.S. Treasury Money Market Fund
            114   Financial Statements
            157   Financial Highlights
            183   Notes to Financial Statements

Management's Discussion of
   Fund Performance

-----------------------------------------------------------------------------

The Investment Environment

      The U.S. economy provided a strong foundation for the financial markets during 1997. At year-end, the unemployment rate and the budget deficit were at 24-year lows and inflation remained at its lowest point in over a decade. This benign economic environment led to declining interest rates during 1997 and corporate profits that have shown stronger and more sustained growth than ever before. Although economic growth was stronger than anticipated at the start of the year, inflationary pressures remained minimal. The Consumer Price Index increased by only 1.7% for 1997, the lowest rate of increase since 1986.

      While the current economic environment remains positive, investors are now focused on the potential impact of the turmoil in Southeast Asia on the U.S. economy. The devaluation of Asian currencies and falling import prices will help to keep U.S. inflation in check. What remains to be seen is the impact on overall corporate profits and U.S. economic growth. At this point, the U.S. labor market remains tight and most analysts anticipate that the U.S. economy will grow by 2.0% to 2.5% in 1998. The still-developing Asian situation, however, is the major wild card for the economy in 1998.

Equity Funds Overview

      The S&P 500 Index (the "S&P 500") generated a return of 2.87% for the fourth quarter of 1997, setting a record for twelve consecutive positive quarters. With a 33.36% return for the year ended December 31, 1997, the S&P 500 exhibited the strongest three-year period in market history. The S&P 500 had a return of 10.61% for the six-month period ended December 31, 1997.

      The positive performance in the second half of 1997 came about in very different ways. In the third quarter small capitalization stocks led the charge with the Russell 2000 Index increasing at an impressive 14.9%, while the S&P 500 grew at only 7.5%. This story was reversed in the fourth quarter with a resurgence in the largest domestic stocks, which were viewed as a safe haven in the face of tumultuous and negative Southeast Asian markets. The fourth quarter was less kind to other sectors of the stock market. International markets, measured by the Morgan Stanley EAFE Index, declined by 7.77% in reaction to events in the Asian region in the fourth quarter. Small company stocks, measured by the NASDAQ Composite, fell by 6.8% during the fourth quarter.

      One of the most notable events during the fourth quarter of 1997 was the shift in the focus of investors from domestic concerns, such as the extent of inflationary pressures and Federal Reserve policy, to the international arena. The turmoil in Southeast Asian markets began during the summer, as the speculative bubble in property in that region began to unwind. The result was lower real growth prospects for countries in Southeast Asia, along with balance of payments problems, currency instability and mounting problems with loan repayments. Concerns about the impact of these developments on both the global and the U.S. economy led to increased volatility during the fourth quarter. Stock market fluctuations included a 554 point drop in the Dow Jones average on October 27th as the problems in Southeast Asia spread to the Hong Kong market. These fourth quarter ups and downs in the market helped to make 1997 the most volatile year in the stock market since 1987.

-----------------------------------------------------------------------------
      Lower interest rates and continued good news on inflation will be a positive for the stock market. However, favorable news from the U.S.economy will be offset to some extent by concerns about the impact of the events in Southeast Asia on U.S. corporate profits. Since current stock prices reflect a fairly optimistic earnings outlook, there is little room for earnings disappointments or rising interest rates. We anticipate a choppy trading range environment until Southeast Asian markets stabilize and investors can better gauge the effects of the weakened Asian economies on global and U.S. markets.

      We are emphasizing those stocks that should perform well in the more mature phase of this expansion. Given a more difficult earnings environment in 1998, and the increased uncertainty in Asian financial and currency markets, companies that can generate consistent and steadily growing earnings should provide investors the best relative performance.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of class K shares, net of Fund expenses.

MUNDER ACCELERATING GROWTH FUND

Fund Manager: The Munder Accelerating Fund Committee

      The Fund earned a return of 5.67% for the six-month period ended December 31, 1997. This compares to the 9.19% average return for the Lipper universe of growth stock mutual funds for the same time period. Several factors combined to lead to the relatively weak performance for the period. First, given the turmoil in the Asian markets, investors sought the perceived safety associated with the stocks of larger companies than those generally held in the Fund. Second, a handful of companies represented in the Fund pre-announced disappointing earnings. Finally, the Fund's energy holdings, which had been strong performers through the third quarter, succumbed to significant profit-taking during the fourth quarter. Factors that were positive for performance included the superior performance of the Fund's telecommunications-related holdings and strong results from most of the Fund's retail-oriented holdings.

MUNDER BALANCED FUND

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 8.39% for the six-month period ended December 31, 1997. This compares to the average return of 7.90% for the Lipper universe of balanced mutual funds for the same time period. The Fund has above-average performance for the six-month and nine-month periods ended December 31, 1997.

      The equity holdings in the Fund that were focused on consistent and above-average earnings growth had strong relative performance during the fourth quarter. The more aggressive equity holdings fared less well. One reason is that these holdings tend to have a smaller average capitalization. This hurt their performance since large company stocks were by far the best performers for the fourth quarter and for the year as a whole. The fixed income portion of the Fund had strong competitive performance for the fourth quarter of 1997, benefiting from the environment of declining interest rates.

-----------------------------------------------------------------------------
MUNDER GROWTH & INCOME FUND

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund exhibited a return of 14.30% for the six-month period ended December 31, 1997. This compares to the 11.11% average return for the Lipper universe of equity income mutual funds for the same time period. In addition to the three-month and one-year periods ended December 31, 1997, the Fund has earned above-average returns for all time periods since inception.

      We have been very pleased with the performance of this Fund. Performance has been driven by the strong fundamentals of the companies that make up the Fund's portfolio. Earnings growth for the past twelve months for our portfolio companies has been 13%, comparable to that of the S&P 500. The return on equity for the Fund's portfolio holdings was 18%, compared to 16% for the S&P 500. The average quality of the portfolio (as measured by each company's S&P rating) continues to be A-, compared to B+ for the S&P 500 universe.

      The Fund's strong performance, especially in the fourth quarter of the year was led by the Fund's utility sector holdings, up 18% versus 14.9% for the S&P Utility sector. Other strong group performances for the fourth quarter included consumer non-durables (+12%) and finance stocks (+8.5%). The weakest group in the quarter was oil stocks. The S&P International Oils sector was down 5.3%, reflecting substantial declines in the price of oil and in earnings expectations for the group in the quarter. During the quarter, the weighting of energy stocks in the Fund was reduced from 12% to 8%.

MUNDER INDEX 500 FUND

Fund Managers: Todd B. Johnson and Ken A. Schluchter

      The Fund earned a return of 10.28% for the six-month period ended December 31, 1997. This compares to the average return of 10.25% for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index for the same time period. The Fund has earned above- average returns for all time periods since inception.

      The Fund continues to achieve its objective of tracking the total return of the S&P 500 universe of stocks by a careful monitoring of the weight of each security held in the Fund relative to its weight in the S&P 500 universe. Proprietary software is used in monitoring the Fund. Cash flows are invested promptly to help ensure close tracking by the Fund to the S&P 500 Index.

MUNDER INTERNATIONAL EQUITY FUND

Fund Managers: Todd B. Johnson and Theodore Miller

      The Fund generated a return of (9.07)% for the six-month period ended December 31, 1997. This compares to the return of (9.46)% for the FT-Actuaries World ex-U.S. Index and the average return of (6.45)% for the Lipper universe of international equity mutual funds for the same time period. It outperformed the FT-Actuaries World ex-U.S. Index for the one-month, six-month, nine- month, one-year, two-year and three-year periods ended December 31, 1997.

-----------------------------------------------------------------------------
      The diversification of the 770 stock, 44 country Munder International Equity Fund continued to provide a strong foundation for the Fund's performance. For the fourth quarter, seven of the top ten stock performers were Canadian and four of those were gold mining companies whose stock prices responded positively to firmer gold prices.

      In the top spot of the market quantitative portion, Copene, a Brazilian petrochemical company, was up 43% in December because of lower oil prices. Cognos Inc., a Canadian software provider, rallied 43% in December also on the news that the company expects fourth quarter earnings to rise 20%. TVX Gold, a Canadian gold mining company, rose 29% in December on higher gold prices. Both Cognos Inc. and TVX Gold are held in the economic quantitative portion of the Fund as well.

      Other strong performers in the economic quantitative portion included Aoki Corp., a Japanese engineering company, which was up 37% on news of a new restructuring plan. Bema Gold Corp., a Canadian gold mining company, rose 27.8% on higher gold prices.

      The performance of the Fund was affected by the U.S. dollar. The strength of the dollar negatively impacted the portfolio by 10.3% in December and has adversely affected the portfolio by almost 25 percent since the beginning of the year. We do not hedge the currency risk in the Fund back to the U.S. dollar as we believe that a major reason investors choose an international portfolio is the diversification it provides away from the U.S., including currency diversification. While this may have a positive or negative effect in any one period, over the long run we believe that the benefits of diversification outweigh the impact of exchange rate movements in any individual time periods.

MUNDER MICRO-CAP EQUITY FUND

Fund Manager: The Munder Micro-Cap Equity Fund Committee

      The Fund earned a return of 35.22% for the six-month period ended December 31, 1997. This compares to the average return of 16.57% for the Lipper universe of micro-cap mutual funds for the same time period. In addition to the three-month and one-year periods ended December 31, 1997, the Fund, which began operation in December, 1996, has also earned above-average returns for the six-month and nine-month periods ended December 31, 1997.

      The biggest year-end boost to performance came from the multi-industry sector where strong stock selection added significantly to performance. Outstanding performers in this group for the fourth quarter included Dril-Quip, Bright Horizons and Somnus Medical Technologies. Technology, a fairly large sector of the portfolio, was one of the weakest sectors of the market in the fourth quarter. Here, however, good stock selection helped to reduce the negative impact of the sector's overall weakness.

      For the year as a whole, strong stock selection was a key to performance, particularly in the financial, technology and consumer non-durables sectors. The strength in stock selection helped the Fund to earn an impressive return relative to all equity funds. The Fund earned the second highest return of all stock funds for the year ended December 31, 1997. This is an amazing feat, especially considering an environment where small cap stocks significantly lagged the large cap segment of the market.

-----------------------------------------------------------------------------
MUNDER MID-CAP GROWTH FUND

Fund Manager: The Munder Mid-Cap Fund Committee

      The Fund earned a 2.42% return for the six-month period ended December 31, 1997. This compares to the average return of 10.55% for the Lipper universe of mid cap mutual funds for the same time period.

      The fourth quarter of 1997 proved to be a difficult one for mid cap funds. As the financial difficulties in Asia spread, investors focused on conservative investments such as large capitalization stocks. As a result, mid cap and small cap stocks turned in relatively weak performance. In addition, certain stocks held in the Fund, particularly technology stocks, declined as a result of investors' worries about their exposure to Asian markets. High-yielding utilities were the only mid cap segment that performed well during the fourth quarter. This was one reason for the strong performance of value funds versus growth-oriented funds in the mid cap segment of the market. In addition, the Fund's results reflect a handful of companies that experienced earnings disappointments during the fourth quarter.

      We anticipate a volatile year for the stock market in 1998 as investors adjust their earnings forecasts to account for the perceived impact of the turmoil in Asian financial and currency markets. Our efforts with respect to the Fund have taken into account both the domestic and global situation.

MUNDER MULTI-SEASON GROWTH FUND

Fund Managers: Leonard J. Barr II, CFA and Lee Munder, CFA

      The Fund generated a return of 11.68% for the six-month period ended December 31, 1997. This compares to the average return of 9.19% for the Lipper universe of growth stock mutual funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns for the one-month, six-month, nine-month, two-year and three-year periods ended December 31, 1997.

      The best performing sectors for the quarter were healthcare (Schering Plough, +21% and Pfizer, +24%), consumer staples (Walgreen, +23%) and consumer cyclicals (Carnival, +20%, Costco, +9% and General Nutrition, +17%). Weaker sectors included technology and transportation.

      During the fourth quarter of 1997, we reduced our holdings in healthcare share prices were exceeding acceptable parameters. We slightly increased our holdings in telecommunications and energy as market weakness created attractive buying opportunities. The Fund continues to emphasize growth at a reasonable price. Projected earnings per share growth for the Fund's portfolio holdings over the next twelve months is 15%, significantly higher than the 8% projected growth for the S&P 500 universe of stocks. Yet, even with that significant premium in expected growth, the price/earnings ratio for the Fund is only slightly higher at 24 times earnings relative to 22 times earnings for the S&P 500.

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MUNDER REAL ESTATE EQUITY INVESTMENT FUND

Fund Manager: Peter K. Hoglund, CFA

      The Fund generated a return of 15.72% for the six-month period ended December 31, 1997. This compares to the return of 13.77% for the NAREIT Index (equity only) and the average return of 14.01% for the Lipper universe of real estate mutual funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns relative to the Lipper universe for the one-month, six-month, nine-month and two-year periods ended December 31, 1997. It has outperformed the NAREIT Index for the one-month, six-month, nine- month, one-year and two-year periods ended December 31, 1997.

      The Fund's strong performance relative to the Lipper universe and the longer-term NAREIT returns was delivered with significantly less volatility than either the broad stock market or the Lipper universe of real estate funds. By maintaining strict adherence to our philosophy of providing a well-diversified portfolio of high quality REITs, the Fund has performed extremely well on a relative, absolute and risk-adjusted basis. We continue to adhere to our investment philosophy of maintaining a high quality and diversified REIT portfolio.

MUNDER SMALL-CAP VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund earned a return of 20.29% for the six-month period ended December 31, 1997. This compares to the return of 1.98% for the Russell 2000 Index, the 14.73% return for the Russell 2000 Value Index and the average return of 10.62% for the Lipper universe of small cap mutual funds for the same time period. In addition to the three-month and one-year periods ended December 31, 1997, the Fund, which began operation in December, 1996, has also earned above-average returns for the one-month, six-month and nine-month periods ended December 31, 1997.

      An overweighted position in financials, one of the strongest sectors of the market during the fourth quarter and the strongest sector for the year, helped to boost the performance of the Fund for both the fourth quarter and the year. Strong performers in this group included ARM Financial Group, SIS Bancorp and Coast Savings Financial. The consolidation in the financial services sector has created attractive valuations for a number of banks and savings and loan associations, and the Fund has taken advantage of these opportunities. In the consumer services sector, both strong performance and stock selection contributed positively to returns. In this group, Century Communications was the leading performer for the fourth quarter of 1997. The healthcare sector of the market had strong performance during the first three quarters of the year, but weakened during the last three months. The Fund was underweighted in this sector for both the quarter and the year, but still showed strong performance due to holdings of both Trigon and Sullivan Dental during the quarter. Trigon has since migrated from the Small-Cap Value Fund to the Value Fund because of its increase in market capitalization.

MUNDER SMALL COMPANY GROWTH FUND

Fund Managers: Carl P. Wilk and Michael Gura

      The Fund generated a return of 14.45% for the six-month period ended December 31, 1997, compared to the return of 7.29% for the Russell 2000 Growth Index and the average return of

-----------------------------------------------------------------------------
10.62% for the Lipper universe of small cap mutual funds for the same time period. The Fund has earned above-average returns for the one-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year periods ended December 31, 1997.

      The Fund ended the six-month period with strong relative performance in December, producing a strong return for the period and for the year. The Fund's superior performance for the month of December was due to strong stock selection. The largest gains came from the business equipment and services, financials and healthcare sectors. In the business equipment sector, the contribution to performance was due to both an overweighted position in a sector that outperformed the market and from good stock selection. Particularly strong returns for the fourth quarter came from Medquist, FactSet Research and Cort Business Services. Strong stock selection in the financials sector, the best performing sector of the stock market for the year, also helped to boost returns. CMAC Investment, Financial Federal and Hubco were among the leading stocks in that group. In the healthcare sector, strong returns for the fourth quarter came from holdings of Serologicals, Medicis Pharmaceutical, Graham Field Health Products and Conmed. Good stock selection in the technology sector helped to reduce the negative impact of exposure to that sector, one of the weakest sectors of the stock market during the fourth quarter.

      For both the fourth quarter and the year ended December 31, 1997, small company value stocks significantly outperformed small company growth stocks. As an example, the Russell 2000 Value Index earned 1.68% for the fourth quarter and 31.80% for the year ended December 31, 1997, while the Russell 2000 Growth Index generated a return of -- 8.20% for the quarter and 12.93% for the year. This wide differential in returns between small cap growth and small cap value stocks is unusual from an historical perspective. Nonetheless, the Fund outperformed the Russell 2000 Growth Index and its Lipper benchmark for the year, a universe made up of both growth and value small company funds.

MUNDER VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

      The Fund exhibited a return of 14.40% for the six-month period ended December 31, 1997. This compares to the average return of 9.93% for the Lipper universe of growth & income funds. (There is no Lipper universe representing value funds. The Fund is included in the Lipper growth & income universe since it is closest to the Fund in terms of investment characteristics.) The Fund has earned above-average returns for the one-month, six-month, nine-month, one-year and two- year periods ended December 31, 1997.

      The Fund's strong performance in December, the six-month period ending December, and for the year was largely due to strong stock selection, especially among the larger cap stocks in the Fund. The best gains came from the holdings in the financials sector. This sector, a strong performer during the fourth quarter and the top performing sector for the year, was overweighted in the Fund. Stocks in that group which did particularly well included First of America (bought by National City), Hartford Life, Mercantile Bankshares and Reliance Group. Good contribution during the quarter as a whole came from the retail and consumer durables sectors, primarily due to Wendy's (retail) and Maytag (consumer durables). Energy, one of the weakest sectors of the market

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during fourth the quarter, proved to be a drag on performance. McDermott
International, however, was one energy holding that generated a strong return.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

Fund Manager: The Munder Framlington Emerging Markets Fund Committee,
              headed by William Calvert

     The Fund earned a return of (12.84)% for the six-month period ended December 31, 1997. This compares to the (24.91)% return for the MSCI Emerging Markets Free Index and the average return of (19.15)% for the Lipper universe of emerging markets mutual funds for the same time period. In addition to the quarter and one-year periods, the Fund, which began operation in December 1996, has earned above-average returns for the one-month, six-month and nine-month periods ended December 31, 1997.

      The Southeast Asian markets continued to exhibit poor performance as the extent of their economic problems became clearer and of more concern to investors. Although the Fund had very little exposure to that region, poor investor sentiment spread to other emerging markets even where the fundamentals remained attractive.

      Going forward, we believe that many of the markets which were negatively affected by sentiment rather than fundamentals now look attractive. With the exception of China and India, we do not include the Asian markets in that category. We believe that those economies will deteriorate further and we are skeptical about their governments' willingness to take the necessary steps for improvement. Consequently, the Fund continues to be heavily weighted towards Latin America, Eastern Europe and Africa with China and India accounting for nearly all of our Asian stocks.

MUNDER FRAMLINGTON HEALTHCARE FUND

Fund Manager: Antony Milford

      The Fund generated a return of 6.70% for the six-month period ended December 31, 1997. This compares to the average return of 6.68% for the Lipper universe of health/biotechnology mutual funds for the same time period. The Fund has earned an above-average return for the six- month period ended December 31, 1997.

      With the financial woes of the Southeast Asian markets dominating the headlines, investors began to focus on conservative investments. The small capitalization companies in the Healthcare Fund fall into a more aggressive category of investments and were therefore largely ignored during the fourth quarter. We believe that many of the Fund's stocks have unreasonably low valuations. We expect that the companies in the Fund will benefit when investors once again focus on company fundamentals.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of (10.08)% for the six-month period ended December 31, 1997. This compares to the return of (8.36)% for the Morgan Stanley EAFE Index and the average return of (6.45)% for the Lipper universe of international equity mutual funds for the same time period.

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      Foreign stocks continued to be affected by the malaise which spread from Southeast Asia to the global economy. Despite the fact that the Fund held no stocks in the emerging markets of that region, the Fund's holdings in Latin America suffered from poor investor sentiment caused by Southeast Asia's woes. Japan also suffered significantly from growing worries about the impact of the turmoil in the Asian markets on its economy. Nevertheless, Europe continued to provide good returns, particularly in specific sectors such as financials. This enabled the Fund to post a positive return for the month of December and for the year ended December 31, 1997.

      We believe that Japan, currently underweighted in the Fund, now looks relatively inexpen- sive. We are keeping a close watch on sentiment indicators for an opportunity to increase Japanese holdings in the Fund. We consider European economies to be in their best shape in many years. The ongoing restructuring of several major European companies should continue to provide attractive investment opportunities.

Fixed Income Funds Overview

      During the fourth quarter of 1997, the focus of the financial markets was primarily on the developing crisis in Southeast Asia. This crisis, which began in the region's currency markets, spread to Asian equity markets. As usually happens during periods of volatility in international markets, the U.S. Treasury market benefited from its "safe haven" status. Additionally, the U.S. fixed income market as a whole began to look more attractive to investors on a fundamental basis. This was because the devaluation of foreign currencies had the potential to lead to lower U.S. inflation through lower import prices, allowing the Federal Reserve to hold short-term rates steady. Until the events in Southeast Asia, investors had anticipated at least a modest tightening in rates by the Federal Reserve.

      During the fourth quarter, rates on the 30 year Treasury bond fell from 6.41% to 5.93%, a decline of almost one-half of a percentage point. Short-term rates fell by a smaller 0.15 of a percentage point. The result was a narrowing of the gap between shorter-term and longer-term rates.

      U.S. Treasury bonds were the best performing asset class in the U.S. fixed income market during the fourth quarter of 1997. The performance of corporate bonds, which had experienced strong returns earlier in the year, was hurt primarily by the weak performance of debt issued by Asian governments and corporations. For example, the Government of Korea had been the sixth largest issuer of investment grade corporate debt denominated in U.S. dollars. (Note: Debt issued by foreign governments is included in the corporate bond sector.) Korean debt began the fourth quarter with yields of approximately 7.9%. By the end of the quarter, the yield on Korean debt had jumped to almost 13% with a corresponding decline in price and had moved from investment grade to junk bond status. Other corporate bonds also experienced rising yields and declining prices for the fourth quarter as the market began to price in a higher risk premium for the sector as a whole.

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      Mortgage-backed securities underperformed during the fourth quarter as a lower interest rate environment led to expectations of faster pre-payments and therefore a significantly shorter expected maturity for these securities. Heavy homeowner refinancing is expected as home mortgage rates fell to their lowest level since late 1993.

      Munder Capital Management has always maintained a focus on high quality fixed income issues. Given the current volatility in the financial markets, we anticipate that high quality debt will increasingly be awarded a premium by other investors as well.

      [Please note: In some of the following commentary, the Munder bond funds are compared to various indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of the Funds' expenses. Since the various indices are not actively managed funds, there are no expenses netted against their returns.]

MUNDER BOND FUND

Fund Managers: James C. Robinson and Gregory A. Prost, CFA

      The Fund earned a 6.33% return for the six-month period ended December 31, 1997. This compares to the 6.83% return for the Lehman Government/Corporate Bond Index and the average return of 6.27% for the Lipper universe of Corporate Debt A Rated funds for the same time period. The Fund has earned above-average returns for the three-month and six-month periods ended December 31, 1997.

      A key factor in the strong performance of the Fund for the fourth quarter was its focus on high quality. The turmoil in the Southeast Asian financial and currency markets led to a flight to quality. Issuers paid dearly for perceived credit risk, as previously investment grade bonds issued by countries such as Korea moved to junk bond status. In this environment, the Fund's emphasis on quality was rewarded by the markets.

MUNDER INTERMEDIATE BOND FUND

Fund Manager: Anne K. Kennedy

      The Fund generated a return of 4.39% for the six-month period ended December 31, 1997. This compares to the 4.90% return for the Lehman Intermediate Government/Corporate Bond Index and average return of 3.98% for the Lipper universe of short intermediate investment grade debt funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns for the one-month, six-month, nine-month and three-year periods ended December 31, 1997.

      In the unsettled fixed income environment that characterized the fourth quarter, the high quality of the portfolio was awarded a premium by investors. As the economic and financial woes of Southeast Asian countries deepened, investors became increasingly sensitive to the credit risk associated with any fixed income issues. The flight to quality led to strong performance of high quality issues and this helped to boost the performance of the Fund.

-----------------------------------------------------------------------------

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Gregory A. Prost, CFA

      The Fund earned a return of (1.85)% for the six-month period ended December 31, 1997. This compares to the return of (1.18)% for the Salomon Brothers Non-U.S. $ World Government Bond Index and the average return of 0.91% for the Lipper universe of international income funds for the same time period.

      While most international bond markets saw increases in price and decreases in yield for the quarter and the year ended December 31, 1997, the strength of the U.S. dollar more than offset any gains. This gave the Fund and its various benchmarks a negative return for the fourth quarter and the year. Unexpectedly, the anglo-dollar bloc currencies of Canada and Australia did not keep pace with the U.S. dollar. In fact, because of the relative decline in the value of its currency, Australia was the worst performing market in the Salomon Index, underperforming the average return by 7.5%. The Australian dollar was indirectly impacted by the Asian crisis because of Australia's geographic proximity to that region. The market is pricing into Australian currency the negative effects of falling commodity prices on their commodity-based economy. Japan, which was the second worst performing market in the Salomon Index, was also negatively affected by the financial crisis in the region.

      Given relative currency movements during the fourth quarter, Fund performance was held back by its overweighting of Canada and Australia. The Fund's underweighting of Japan helped to protect it from the negative performance of Japanese bonds. We are beginning the new year with a maximum underweighting in Japan (10%) and a reduced weighting in the anglo-dollar bloc countries.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Manager: Peter G. Root

      The Fund exhibited a return of 5.71% for the six-month period ended December 31, 1997. This compares to the 6.78% return for the Lehman Government Bond Index and the average return of 6.30% for the Lipper universe of general U.S. government funds for the same time period. The Fund has earned above-average returns for the one-year, two-year, three-year, five-year and ten-year periods ended December 31, 1997.

      The performance of the Fund was held back during the fourth quarter by the weak performance of mortgage-related government securities, which have a relatively heavy weighting in the Fund. The presence of mortgage securities in the portfolio had been a positive factor during much of the year. However, in the fourth quarter, the significant decline in interest rates led to investors' expectations that the rate of pre-payment for mortgage-related securities would accelerate significantly. The result of faster pre-payments is shorter maturities for mortgage-related securities, making them less attractive in a strong bond market environment.

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MUNDER MICHIGAN TRIPLE TAX-FREE BOND FUND
   MUNDER TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Munder Michigan Triple Tax-Free Bond Fund earned a return of 6.68% for the six- month period ended December 31, 1997. This compares to return of 7.02% for the Lehman Brothers 20-Year Municipal Index and the average return of 5.59% for the Lipper universe of Michigan municipal debt funds for the same time period. In addition to the three-month and one- year periods, the Fund has earned above-average returns for the one-month, six-month, nine-month, two-year, three-year and five-year periods ended December 31, 1997.

      The Munder Tax-Free Bond Fund earned a return of 6.66% for the six-month period ended December 31, 1997. This compares to the 7.02% return for the Lehman 20-Year Municipal Index and the average return of 5.95% for the Lipper universe of general municipal debt funds for the same time period. In addition to the three-month and one-year periods, the Fund has earned above-average returns within its Lipper universe for the one-month, six-month, nine-month, two- year and five-year periods ended December 31, 1997.

      A number of features of the Funds helped them to outperform their Lipper universes. A change in the structure of the Funds' portfolios has been one factor in their positive performance. Part of the change was to increase the emphasis on non-callable bonds. This has helped to make the performance of each Fund more responsive to changes in interest rates. A lengthening of the average maturity of the Funds has also boosted performance, given the environment of declining interest rates. Finally, the high quality which characterizes each of Munder's fixed income portfolios was a characteristic that was prized by investors during the quarter and the year ended December 31, 1997.

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MUNDER TAX-FREE INTERMEDIATE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Fund earned a return of 3.73% for the six-month period ended December 31, 1997, relative to the return of 4.15% for the Lehman Mutual Fund Intermediate-Short Municipal Index and the average return of 4.56% for the Lipper universe of intermediate municipal debt funds for the same time period. The performance of the Fund relative to its Lipper universe continues to reflect its shorter maturity and more defensive structure than the average fund in the Lipper intermediate universe. It will therefore tend to underperform intermediate universes but do well relative to shorter-term municipal funds in strong markets such as those that characterized most of 1997.

MUNDER SHORT TERM TREASURY FUND

Fund Manager: Sharon E. Fayolle

      The Fund exhibited a return of 1.16% for the six-month period ended December 31, 1997, relative to the 3.37% return for the Merrill Lynch 0-3 Year Treasury Index and a 3.59% average return for the Lipper universe of short-term U.S. Treasury funds for the same time period. The Fund began operation in January 1997.

      During the fourth quarter of 1997, interest rates declined sharply and U.S. bond prices rose as turmoil in the Southeast Asian financial and currency markets caused the U.S. Treasury market to benefit from its "safe haven" status. Additionally, the U.S. Treasury market began to look more attractive on a fundamental basis, as investors came to anticipate that the Federal Reserve would hold monetary policy steady rather than engage in a tightening of policy as had been expected.

      The purpose of the Fund is to offer a defensive fixed income vehicle for investors. Its goal is to provide higher returns than money market funds with minimal price volatility. It is more defensive in nature than its Lipper universe, particularly because of a much shorter average maturity. As a result, the Fund tends to underperform its Lipper benchmark universe in strong markets characterized by declining interest rates and rising bond prices. The Fund has continued to meet its goal of earning returns higher than money market returns with minimal price volatility.

Munder Accelerating Growth Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 74.5%
    Automobile Parts & Equipment -- 4.0%
 37,800  Lear Corporation+                              $ 1,795,500
195,200  Miller Industries, Inc.+                         2,098,400
 83,380  Tower Automotive, Inc.+                          3,507,171
                                                       ------------
                                                          7,401,071
                                                       ------------
    Banking and Finance -- 11.7%
 67,400  BankAmerica Corporation                          4,920,200
 79,620  Charter One Financial, Inc.                      5,026,013
 21,400  Chase Manhattan Corporation                      2,343,300
112,300  Finova Group, Inc.                               5,579,906
 52,500  Green Tree Financial
           Corporation                                    1,374,844
 31,700  GreenPoint Financial
           Corporation                                    2,300,231
                                                       ------------
                                                         21,544,494
                                                       ------------
    Commercial Services -- 5.9%
 47,800  ABR Information Services,
           Inc.+                                          1,141,225
206,773  Cendant Corporation+                             7,107,822
112,500  Equity Corporation
           International+                                 2,601,563
                                                       ------------
                                                         10,850,610
                                                       ------------
    Communication Equipment -- 1.7%
 60,300  Tellabs, Inc.+                                   3,188,363
                                                       ------------
    Computer Hardware, Software
      or Services -- 9.6%
 69,000  Adaptec, Inc.+                                   2,561,625
105,500  Fiserv, Inc.+                                    5,182,688
277,000  Iomega Corporation+                              3,445,188
 45,150  Parametric Technology
           Corporation+                                   2,138,981
106,000  Saville Systems, ADR+                            4,399,000
                                                       ------------
                                                         17,727,482
                                                       ------------
    Diversified -- 7.5%
107,600  Corrections Corporation of
           America+                                       3,987,925
 46,600  Textron, Inc.                                    2,912,500
152,300  Tyco International Ltd.                          6,863,019
                                                       ------------
                                                         13,763,444
                                                       ------------
    Drugs -- 1.2%
 17,400  Warner-Lambert Company                           2,157,600
                                                       ------------
    Food and Beverages -- 2.2%
 73,400  Sara Lee Corporation                             4,133,338
                                                       ------------
    Lodging -- 1.3%
 71,600  CapStar Hotel Company+                           2,456,775
                                                       ------------
    Medical Instruments, Services,
      and Supplies -- 7.0%
 38,100  Elan Corporation Plc,
           ADR+                                           1,950,244
 84,000  HBO & Company                                    4,032,000
201,500  HEALTHSOUTH
           Corporation+                                   5,591,625
 51,021  Total Renal Care
           Holdings, Inc.+                                1,403,078
                                                       ------------
                                                         12,976,947
                                                       ------------
    Office Equipment and Supplies -- 2.4%
 48,900  Pitney Bowes, Inc.                               4,397,944
                                                       ------------
    Oil Equipment & Services -- 4.9%
 82,600  Diamond Offshore
            Drilling, Inc.                                3,975,125
 80,000  Precision Drilling Corp+                         1,950,000
 79,900  Veritas DGC, Inc.+                               3,156,050
                                                       ------------
                                                          9,081,175
                                                       ------------
    Publishing -- 1.2%
 40,900  Applied Graphics
           Technologies+                                  2,177,926
                                                       ------------
    Real Estate -- 1.9%
 45,500  Mack-Cali Realty
           Corporation                                    1,865,500
 38,000  Spieker Properties, Inc.                         1,629,250
                                                       ------------
                                                          3,494,750
                                                       ------------
    Recreation -- 0.9%
 76,400  Signature Resorts, Inc.+                         1,671,250
                                                       ------------
    Retail -- Store -- 3.7%
129,400  Pier 1 Imports, Inc.                             2,927,675
160,700  The Sports Authority, Inc.+                      2,370,325
 44,600  TJX Companies, Inc.                              1,533,125
                                                       ------------
                                                          6,831,125
                                                       ------------
    Telecommunications -- 7.4%
 47,300  ADC Telecommunications,
           Inc.+                                          1,974,775
 29,100  Lucent Technologies, Inc.                        2,324,363
 87,300  Teleport Communications
           Group Inc.+                                    4,790,588
147,600  WorldCom, Inc.+                                  4,464,900
                                                       ------------
                                                         13,554,626
                                                       ------------
TOTAL COMMON STOCKS
  (Cost  $109,280,552)                                  137,408,920
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENTS -- 26.1%
$ 8,088,000  Agreement with State Street Bank
              and Trust Company, 6.000% dated
              12/31/1997, to be repurchased at
              $8,090,696 on 01/02/98,
              collateralized by $7,990,000 U.S.
              Treasury Note, 6.750% maturing
              04/30/2000 (value $8,250,666)               8,088,000
 40,000,000 Agreement with Lehman
              Brothers, 6.500% dated
              12/31/1997,
              to be repurchased at
              $40,014,444
              on 01/02/1998,
              collateralized by
              $38,929,000 U.S.
              Treasury Notes,
              8.500-8.870%, having
              maturities ranging from
              08/15/2017 through
              02/15/2020
              (value $40,787,293)                        40,000,000
                                                       ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost  $48,088,000)                                    48,088,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $157,368,552*)                        100.6%   185,496,920
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.6)    (1,168,373)
                                               ----    ------------
NET ASSETS                                     100.0%  $184,328,547
                                               ====    ============

---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security


ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.
Munder Balanced fund
  Portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 47.4%
    Advertising -- 0.7%
14,000   Omnicom Group, Inc.                              $ 593,250
                                                       ------------
    Aerospace -- 0.6%
 4,800   Sundstrand Corporation                             241,800
 3,400   United Technologies
           Corporation                                      247,563
                                                       ------------
                                                            489,363
                                                       ------------
    Automobile Parts & Equipment -- 2.0%
11,300   Johnson Controls, Inc.                             539,575
 3,500   Lear Corporation+                                  166,250
19,559   Mark IV Industries, Inc.                           427,853
20,300   Miller Industries, Inc.+                           218,225
 7,000   Tower Automotive, Inc.+                            294,438
                                                       ------------
                                                          1,646,341
                                                       ------------
    Banking and Financial Services -- 6.9%
 8,700   Associates First Capital
           Corporation                                      618,787
11,700   BankAmerica Corporation                            854,100
11,220   Charter One Financial, Inc.                        708,262
 6,300   Chase Manhattan Corporation                        689,850
 7,000   Finova Group, Inc.                                 347,813
17,200   Green Tree Financial
           Corporation                                      450,425
 2,400   GreenPoint Financial
           Corporation                                      174,150
 7,600   MGIC Investment                                    505,400
14,000   Norwest Corporation                                540,750
 6,900   Summit Bancorp                                     367,425
 3,000   U.S. Bancorp                                       335,813
                                                       ------------
                                                          5,592,775
                                                       ------------
    Building Materials -- 0.7%
19,600   Sherwin-Williams Company                           543,900
                                                       ------------
    Business Equipment and Supplies -- 0.8%
14,700   Avery Dennison Corporation                         657,825
                                                       ------------
    Business Services -- 1.8%
 9,200   Automatic Data Processing, Inc.                    564,650
 8,000   Equifax, Inc.                                      283,500
 7,100   First Data Corporation                             207,675
 7,600   Fiserv, Inc.+                                      373,350
                                                       ------------
                                                          1,429,175
                                                       ------------
    Commercial Services -- 2.2%
 5,700   ABR Information Services,
           Inc.+                                            136,088
37,190   Cendant Corporation+                             1,278,403
 9,900   Corrections Corporation
           of America+                                      366,919
                                                       ------------
                                                          1,781,410
                                                       ------------
    Computer Hardware, Software
      or Services -- 4.7%
 8,900   Adaptec, Inc.+                                     330,413
 6,000   BMC Software, Inc.+                                393,750
20,500   Cabletron Systems, Inc.+                           307,500
12,450   CISCO Systems, Inc.+                               694,087
10,000   Hewlett-Packard Company                            625,000
 3,200   Intel Corporation                                  224,800
27,600   Iomega Corporation+                                343,275
10,950   Oracle Corporation+                                244,322
 9,700   Parametric Technology
           Company+                                         459,537
 4,800   Saville Systems Ireland Plc,
           ADR+                                             199,200
                                                       ------------
                                                          3,821,884
                                                       ------------
    Consumer Non-Durables -- 0.2%
 3,300   Newell Company                                     140,250
                                                       ------------
    Diversified -- 4.4%
11,500   Textron, Inc.                                      718,750
29,900   Thermo Electron
           Corporation+                                   1,330,550
32,900   Tyco International Ltd.                          1,482,556
                                                       ------------
                                                          3,531,856
                                                       ------------
    Drugs -- 2.5%
 9,000   Amgen, Inc.                                        487,125
 5,500   Merck & Company, Inc.                              584,375
 3,400   Pfizer, Inc.                                       253,513
 8,500   Schering-Plough Corporation                        528,062
 1,500   Warner-Lambert Company                             186,000
                                                       ------------
                                                          2,039,075
                                                       ------------
    Electrical Equipment -- 0.7%
 9,500   Emerson Electric Company                           536,156
                                                       ------------
    Food and Beverages -- 1.1%
15,300   Sara Lee Corporation                               861,581
                                                       ------------
    Home Furnishings -- 0.4%
 7,600   Leggett & Platt, Inc.                              318,250
                                                       ------------
    Hotels and Lodging -- 0.4%
 4,800   CapStar Hotel Company+                             164,700
 7,200   Signature Resorts, Inc.+                           157,500
                                                       ------------
                                                            322,200
                                                       ------------
    Household Products -- 0.4%
 6,200   Lancaster Colony Corporation                       349,525
                                                       ------------
    Insurance -- 1.1%
 2,325   American International
           Group, Inc.                                      252,844
 9,200   MBIA, Inc.                                         614,675
                                                       ------------
                                                            867,519
                                                       ------------
    Manufactured Housing -- 0.9%
38,500   Clayton Homes, Inc.                                693,000
                                                       ------------
    Medical Services and Supplies -- 2.1%
 3,500   Elan Corporation Plc,
           ADR+                                             179,156
 8,600   HBO & Company                                      412,800
36,400   HEALTHSOUTH
           Corporation+                                   1,010,100
 3,166   Total Renal Care
           Holdings, Inc.+                                   87,065
                                                       ------------
                                                          1,689,121
                                                       ------------
    Office Equipment and Supplies -- 0.5%
 4,200   Pitney Bowes, Inc.                                 377,738
                                                       ------------
    Oil Equipment and Services -- 2.2%
 4,600   Diamond Offshore
           Drilling, Inc.                                   221,375
 5,000   Precision Drilling Corporation+                    121,875
 8,400   Reading & Bates
           Corporation                                      351,750
 4,300   Schlumberger Ltd.                                  346,150
10,000   Transocean Offshore, Inc.                          481,875
 6,500   Veritas DGC, Inc.+                                 256,750
                                                       ------------
                                                          1,779,775
                                                       ------------
    Publishing -- 0.2%
 3,800   Applied Graphics
           Technologies, Inc.+                              202,350
                                                       ------------
    Railroads -- 0.7%
16,600   Illinois Central Corporation                       565,438
                                                       ------------
    Real Estate -- 0.6%
 7,000   Equity Residential Properties
           Trust+                                           161,875
 4,300   Mack-Cali Realty Corporation                       176,300
 3,600   Spieker Properties, Inc.                           154,350
                                                       ------------
                                                            492,525
                                                       ------------
    Recreation -- 0.8%
11,700   Carnival Corporation, Class A                      647,887
                                                       ------------
    Restaurants -- 1.0%
 4,900   Cracker Barrel Old Country
           Store, Inc.                                      163,537
25,200   Wendy's International, Inc.                        606,375
                                                       ------------
                                                            769,912
                                                       ------------
    Retail -- Specialty -- 3.6%
11,993   Consolidated Stores
           Corporation+                                     526,942
10,000   Costco Companies, Inc.+                            446,250
 9,000   General Nutrition
           Companies, Inc.+                                 306,000
12,500   Home Depot, Inc.                                   735,937
 8,300   Pier 1 Imports, Inc.                               187,788
17,100   The Sports Authority, Inc.+                        252,225
 3,400   TJX Companies, Inc.                                116,875
10,200   Walgreen Company                                   320,025
                                                       ------------
                                                          2,892,042
                                                       ------------
    Telecommunications -- 2.8%
 4,600   ADC Telecommunications,
           Inc.+                                            192,050
13,700   Century Telephone
           Enterprise                                       682,431
 1,800   Lucent Technologies                                143,775
 6,000   Teleport Communications
           Group, Inc.+                                     329,250
 6,000   Tellabs, Inc.+                                     317,250
19,700   WorldCom, Inc.+                                    595,925
                                                       ------------
                                                          2,260,681
                                                       ------------
    Toys -- 0.4%
 9,250   Mattel, Inc.                                       344,563
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $27,582,315)                                     38,237,367
                                                       ------------

Principal
 Amount
---------

ASSET BACKED SECURITIES -- 3.5%
$1,055,000  Advanta Mortgage Loan Trust,
              Series 1997-2, Class A-2,
              7.050% due 05/25/2021                       1,068,525
   200,000  Banc One Credit Card Master
              Trust, Series 1994-C,
              Class A,
              7.800% due 12/15/2000                         203,182
   500,000  Chase Manhattan
              Corporation,
              Series 1996-4, Class A,
              6.730% due 02/15/2003                         505,345
   600,000  Residential Accredit Loans,
              Inc., Series 1997-QS5,
              Class A 5,
              7.250% due 06/25/2027                         603,375
   400,000  Union Acceptance
              Corporation,
              Series 1996-C, Class A3,
              6.630% due 10/08/2003++                       405,556
                                                       ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $2,784,222)                                       2,785,983
                                                       ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 1.6%
  750,000  Federal Home Mortgage
              Corporation,
              Series 1541, Class F,
              6.250% due 05/15/2019                         747,675
  550,000  Federal Home Mortgage
              Corporation, Series 1702-A,
              Class PD,
              6.500% due 04/15/2022                         553,405
                                                       ------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
  (Cost $1,280,895)                                       1,301,080
                                                       ------------
CORPORATE BONDS AND NOTES -- 15.0%
    Finance -- 4.0%
  150,000  American General Institutional
              Capital,
              7.570% due 12/01/2045+++                      154,773
  400,000  AT&T Capital Corporation,
              MTN,
              6.490% due 05/17/1999                         402,336
  540,000  Commercial Credit Company,
              5.875% due 01/15/2003                         531,614
  140,000  Ford Motor Credit
              Corporation,
              6.500% due 02/15/2006                         140,864
  500,000  GMAC,
              6.375% due 12/01/2001                         501,410
  540,000  Liberty Mutual Capital
              Corporation, MTN,
              8.100% due 01/14/2005+++                      588,956
  150,000  MIC Financing Trust I,
              8.375% due 02/01/2027+++                      161,114
  600,000  Pitney Bowes Credit
               Corporation,
              8.625% due 02/15/2008                         700,590
                                                       ------------
                                                          3,181,657
                                                       ------------
    Finance & Banking -- 1.7%
  500,000  Countrywide Capital III,
              8.050% due 06/15/2027                         556,360
  750,000  National Westminster Bank,
              7.750% due 04/29/2049                         796,875
                                                       ------------
                                                          1,353,235
                                                       ------------
    Finance -- Foreign -- 3.2%
  400,000  American Express Company,
              Global Bond,
              6.750% due 06/23/2004                         410,340
  400,000  Beta Finance Corporation,
              6.625% due 07/02/2002                         406,200
  500,000  KFW International
              Finance, Inc.,
              8.000% due 02/15/2010                         567,085
  500,000  Swedish Export Credit Corp.,
              6.010% due 06/19/2000                         499,150
  575,000  Toronto Dominion Bank,
              6.750% due 06/13/2002                         586,385
   90,000  Union Bank of Switzerland,
              7.250% due 07/15/2006                          95,091
                                                       ------------
                                                          2,564,251
                                                       ------------
    Government Agency -- 1.2%
  500,000  British Columbia Hydro,
              12.500% due 01/15/2014                        548,900
  400,000  Tennessee Valley Authority,
              6.375% due 06/15/2005                         408,116
                                                       ------------
                                                            957,016
                                                       ------------
    Industrial -- 1.7%
  600,000  Anheuser Busch Companies,
              9.000% due 12/01/2009                         720,888
  600,000  Wal-Mart Stores,
              8.625% due 04/01/2001                         642,882
                                                       ------------
                                                          1,363,770
                                                       ------------
    Industrial -- Foreign -- 1.1%
  550,000  International
              Telecommunications
              Satellite,
              8.375% due 10/14/2004                         608,988
  300,000  Toyota Motor Corporation,
              5.625% due 03/17/1998                         300,414
                                                       ------------
                                                            909,402
                                                       ------------
    Supranational -- 1.1%
  350,000  African Development Bank,
              Notes,
              6.750% due 07/30/1999                         354,204
  500,000  European Investment Bank,
              7.250% due 04/23/2007                         540,053
                                                       ------------
                                                            894,257
                                                       ------------
    Utility -- Electric -- 1.0%
  500,000  National Rural Utilities,
              7.300% due 09/15/2006                         531,755
  300,000  Puget Sound Energy, Inc.,
              7.020% due 12/01/2027                         302,610
                                                       ------------
                                                            834,365
                                                       ------------
TOTAL CORPORATE BONDS
  AND NOTES
    (Cost $11,855,158)                                   12,057,953
                                                       ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 4.8%
    Federal Home Loan Mortgage Corporation (FHLMC) -- 0.6%
           FHLMC:
  201,968  Pool #E62394, Gold,
              7.500% due 09/01/2010                         207,102
  285,340  Pool #200021,
              10.500% due 11/01/2000                        299,807
                                                       ------------
                                                            506,909
                                                       ------------
    Federal National Mortgage Association
      (FNMA) -- 4.2%
           FNMA:
1,000,000  Series 1993-183 Class H,
              6.500% due 03/25/2022                       1,003,920
  798,483  Pool #303020,
              7.000% due 10/25/2024                         804,104
  218,197  Pool #250345,
              7.000% due 09/01/2025                         219,746
  200,000  7.150% due 08/27/2012                            202,000
  391,119  Pool #303105,
              11.000% due 11/01/2020                        430,786
  622,766  Pool #100081,
              11.500% due 08/20/2016                        697,891
                                                       ------------
                                                          3,358,447
                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $3,800,699)                                       3,865,356
                                                       ------------
U.S. TREASURY OBLIGATIONS -- 13.8%
    U.S. Treasury Bonds -- 4.0%
2,875,000  6.875% due 08/15/2025                          3,206,056
                                                        -----------
    U.S. Treasury Notes -- 9.8%
      970  3.625% due 07/15/2002                                965
2,100,000  7.500% due 11/15/2001                          2,225,664
  530,000  7.750% due 01/31/2000                            551,205
4,610,000  7.875% due 11/15/2004                          5,153,381
                                                       ------------
                                                          7,931,215
                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,675,666)                                     11,137,271
                                                       ------------
REPURCHASE AGREEMENT -- 14.7%
  (Cost $11,859,000)
 11,859,000   Agreement with State Street
                Bank and Trust Company,
                6.000% dated 12/31/1997,
                to be repurchased at
                $11,862,953 on
                01/02/1998, collateralized
                by $10,655,000 U.S.
                Treasury Bond, 6.875%
                maturing 08/15/2025
                (value $12,096,760)                      11,859,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $69,837,955*)                         100.8%    81,244,010
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.8)      (613,418)
                                                 ----    ----------
NET ASSETS                                     100.0%  $ 80,630,592
                                               ====    ============

---------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security
 ++ Floating rate note. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
ADR -- American Depository Receipt
MTN -- Medium Term Note


                  See Notes to Financial Statements.

Munder Growth & Income Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 83.4%
    Automobiles -- 2.0%
 97,000  Ford Motor Company                             $ 4,722,688
                                                       ------------
    Automobile Parts & Equipment -- 2.0%
 97,000  Johnson Controls, Inc.                           4,631,750
                                                       ------------
    Banking and Finance -- 13.5%
 93,000  Banc One Corporation                             5,051,062
 62,000  BankAmerica Corporation                          4,526,000
 70,350  Charter One Financial, Inc.                      4,440,844
 62,000  First of America Bank
           Corporation                                    4,781,750
122,000  Norwest Corporation                              4,712,250
 64,500  Summit Bancorp                                   3,434,625
 40,000  U.S. Bancorp                                     4,477,500
                                                       ------------
                                                         31,424,031
                                                       ------------
    Chemicals -- 4.1%
105,074  Avery Dennison Corporation                       4,702,062
 75,000  Imperial Chemical
           Industries Plc, ADR                            4,870,312
                                                       ------------
                                                          9,572,374
                                                       ------------
    Diversified -- 0.6%
 69,200  Federal Signal Corporation                       1,496,450
                                                       ------------
    Drugs -- 4.0%
 62,000  American Home Products
           Corporation                                    4,743,000
 43,000  Merck & Co., Inc.                                4,568,750
                                                       ------------
                                                          9,311,750
                                                       ------------
    Drugs & Health Care -- 4.2%
 53,000  Bristol-Myers Squibb
           Company                                        5,015,125
 90,000  Smithkline Beecham
           Group Plc, ADR                                 4,629,375
                                                       ------------
                                                          9,644,500
                                                       ------------
    Electrical Equipment -- 0.6%
 30,000  Hubbell, Inc.                                    1,479,375
                                                      ------------
    Electrical Machinery -- 1.9%
 89,000  Cooper Industries, Inc.                          4,361,000
                                                       ------------
    Food and Beverages -- 4.7%
 99,000  Sara Lee Corporation                             5,574,937
117,500  Sysco Corporation                                5,353,594
                                                       ------------
                                                         10,928,531
                                                       ------------
    Holding Companies -- Diversified -- 2.1%
 76,600  Textron, Inc.                                    4,787,500
                                                       ------------
    Insurance -- 5.1%
 59,000  Lincoln National
            Corporation                                   4,609,375
 98,000  SAFECO Corporation                               4,777,500
 31,000  St. Paul Companies, Inc.                         2,543,937
                                                       ------------
                                                         11,930,812
                                                       ------------
    Office Equipment and Supplies -- 3.0%
 31,200  Pitney Bowes, Inc.                               2,806,050
 58,000  Xerox Corporation                                4,281,125
                                                       ------------
                                                          7,087,175
                                                       ------------
    Oil and Petroleum -- 5.4%
 57,000  Atlantic Richfield Company                       4,567,125
 35,000  British Petroleum
           Company Plc, ADR                               2,789,062
 37,000  Exxon Corporation                                2,263,938
 41,000  Mobil Corporation                                2,959,687
                                                       ------------
                                                         12,579,812
                                                       ------------
    Paper -- 1.4%
 62,000  Consolidated Papers, Inc.                        3,309,250
                                                       ------------
    Printing and Publishing -- 2.5%
 79,000  McGraw-Hill, Inc.                                5,846,000
                                                       ------------
    Railroad -- 1.8%
123,000  Illinois Central Corporation                     4,189,688
                                                       ------------
    Real Estate -- 6.4%
120,800  FelCor Suite Hotels, Inc.                        4,288,400
102,000  Health Care Property
           Investors, Inc.                                3,856,875
162,000  Prentiss Properties Trust                        4,525,875
 50,350  Spieker Properties, Inc.                         2,158,756
                                                       ------------
                                                         14,829,906
                                                       ------------
    Retail -- Store -- 3.7%
 81,000  May Department Stores
           Company                                        4,267,688
 70,000  Penney (J.C.) Company, Inc.                      4,221,875
                                                       ------------
                                                          8,489,563
                                                       ------------
    Telecommunications -- 4.3%
 88,000  AT & T Corporation                               5,390,000
 80,000  BellSouth Corporation                            4,505,000
                                                       ------------
                                                          9,895,000
                                                       ------------
    Utilities -- Electric -- 4.7%
104,000  DPL, Inc.                                        2,990,000
 40,727  Duke Energy Company                              2,255,258
116,300  New Century Energies, Inc.                       5,575,131
                                                       ------------
                                                         10,820,389
                                                       ------------
    Utilities -- Natural Gas -- 5.4%
 80,931  El Paso Natural Gas Company                      5,381,912
177,371  MCN Corporation Holding
           Company                                        7,161,354
                                                       ------------
                                                         12,543,266
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $145,730,758)                                   193,880,810
                                                       ------------

Principal
 Amount
---------

CONVERTIBLE BONDS AND NOTES -- 6.3%
$1,600,000 Diamond Offshore Drilling,
              Conv. Sub. Note,
              3.750% due 02/15/2007                       2,144,000
 5,150,000 Home Depot, Inc.,
              Conv. Sub. Note,
              3.250% due 10/01/2001                       6,978,250
 6,000,000 Mark IV Industries, Inc.,
              4.750% due 11/01/2004                       5,602,500
                                                       ------------
TOTAL CONVERTIBLE BONDS
   AND NOTES
  (Cost $12,752,161)                                     14,724,750
                                                       ------------
CONVERTIBLE PREFERRED STOCKS -- 4.6%
 88,000  AirTouch Communications, Inc.,
           Series C 4.250% Conv. Pfd.                     5,483,500
 93,000  Wendys Financial I
           5.000%, Conv. Pfd.                             5,115,000
                                                       ------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
   (Cost $9,051,165)                                     10,598,500
                                                       ------------

REPURCHASE AGREEMENT -- 5.9%
   (Cost  $13,788,000)
 13,788,000   Agreement with State Street
               Bank and Trust Company,
               6.000% dated 12/31/1997,
               to be repurchased at
               $13,792,596 on 01/02/98,
               collateralized by
               $12,390,000 U.S. Treasury
               Note, 6.875% maturing
               08/15/2025 (value $14,066,528)            13,788,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $181,322,084*)                        100.2%   232,992,060
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.2)      (526,300)
                                                ----   ------------
NET ASSETS                                     100.0%  $232,465,760
                                               ====    ============

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATION:
ADR -- American Depository Receipt

                    See Notes to Financial Statements.

Munder Index 500 Fund
Portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                             Value
------                                             -----
     Advertising -- 0.2%
   9,850   Interpublic Group of
             Companies, Inc.                $    490,653
  12,800   Omnicom Group, Inc.                   542,400
                                            ------------
                                               1,033,053
                                            ------------
     Aerospace -- 1.3%
  79,298   Boeing Company                      3,880,646
   4,800   General Dynamics
             Corporation                         414,900
  15,371   Lockheed Martin Corporation         1,514,044
   5,300   Northrop Grumman
             Corporation                         609,500
  18,500   United Technologies
             Corporation                       1,347,031
                                            ------------
                                               7,766,121
                                            ------------
     Airlines -- 0.4%
   7,300   AMR Corporation+                      938,050
   5,800   Delta Air Lines, Inc.                 690,200
  17,250   Southwest Airlines Company            424,781
   7,200   US Airways Group, Inc.+               450,000
                                            ------------
                                               2,503,031
                                            ------------
     Apparel -- 0.3%
   5,800   Fruit Of The Loom, Inc.+              148,625
   5,500   Liz Claiborne, Inc.                   229,969
  22,700   NIKE, Inc., Class B                   890,975
   4,400   Reebok International Ltd.             126,775
   9,900   V.F. Corporation                      454,781
                                            ------------
                                               1,851,125
                                            ------------
     Automobiles -- 1.6%
  53,200   Chrysler Corporation                1,871,975
  94,600   Ford Motor Company                  4,605,838
  57,400   General Motors Corporation          3,479,875
   5,780   Navistar International
             Corporation+                        143,416
                                            ------------
                                              10,101,104
                                            ------------
     Automobile Parts & Equipment-- 0.4%
  11,900   AutoZone, Inc.+                       345,100
   3,100   Cummins Engine, Inc.                  183,094
   8,200   Dana Corporation                      389,500
   5,000   Echlin, Inc.                          180,938
  14,125   Genuine Parts Company                 479,367
   6,600   Johnson Controls, Inc.                315,150
   5,000   Pep Boys -- Manny,
             Moe & Jack                          119,375
   9,700   TRW, Inc.                             517,737
                                            ------------
                                               2,530,261
                                            ------------
     Banks -- 9.1%
  45,841   Banc One Corporation                2,489,739
  29,900   Bank of New York, Inc.              1,728,594
  55,032   BankAmerica Corporation             4,017,336
  11,500   BankBoston                          1,080,281
   7,777   Bankers Trust New York
             Corporation                         874,426
  15,600   Barnett Banks, Inc.                 1,121,250
  10,700   BB&T Corporation                      685,469
  33,384   Chase Manhattan Corporation         3,655,548
  36,000   Citicorp                            4,551,750
   8,300   Comerica, Inc.                        749,075
  15,962   CoreStates Financial
             Corporation                       1,277,958
  12,150   Fifth Third Bancorporation            993,263
  23,331   First Chicago Corporation           1,948,138
  49,180   First Union Corporation             2,520,475
  19,690   Fleet Financial Group, Inc.         1,475,519
  15,100   Huntington Bancshares, Inc.           543,600
  17,100   KeyCorp (New)                       1,210,894
  39,468   MBNA Corporation                    1,077,970
  19,800   Mellon Bank Corporation             1,200,375
  14,100   Morgan (J.P.) &
             Company, Inc.                     1,591,537
  46,189   Morgan Stanley, Dean Witter,
             Discover and Company              2,730,925
  16,900   National City Corporation           1,111,175
  56,034   NationsBank Corporation             3,407,568
  59,000   Norwest Corporation                 2,278,875
  24,000   PNC Bank Corporation                1,369,500
   4,300   Republic New York
             Corporation                         491,006
  12,600   State Street Corporation              733,163
  16,900   SunTrust Banks, Inc.                1,206,237
  13,800   Synovus Financial Corporation         451,950
  19,293   U.S. Bancorp                        2,159,610
  16,135   Wachovia Corporation                1,308,952
  19,740   Washington Mutual, Inc.             1,259,659
   6,866   Wells Fargo & Company               2,330,578
                                            ------------
                                              55,632,395
                                            ------------
     Broadcasting -- 0.4%
  55,600   CBS Corporation                     1,636,725
   7,700   Clear Channel
             Communications+                     611,669
   4,200   Meredith Corporation                  149,887
                                            ------------
                                               2,398,281
                                            ------------
     Building Materials -- 0.8%
   2,100   Centex Corporation                    132,169
   3,650   Crane Company                         158,319
   2,800   Fleetwood Enterprises                 118,825
  57,823   Home Depot, Inc.                    3,404,329
   3,100   Kaufman & Broad Home
             Corporation                          69,556
  13,000   Masco Corporation                     661,375
  10,033   Pall Corporation                      207,558
   1,700   Pulte Corporation                      71,081
                                            ------------
                                               4,823,212
                                            ------------
     Business Equipment and Supplies -- 1.9%
   8,100   Avery Dennison Corporation            362,475
  10,400   Ikon Office Solutions                 292,500
  77,400   International Business
             Machines Corporation              8,093,137
  11,400   Pitney Bowes, Inc.                  1,025,288
  25,600   Xerox Corporation                   1,889,600
                                            ------------
                                              11,663,000
                                            ------------
     Business Services -- 0.5%
  62,214   Cendant Corporation+                2,138,598
   6,400   Deluxe Corporation                    220,800
   9,100   Federal Express Corporation+          555,669
   2,400   Harland (John H.) Company              50,400
   7,100   Moore Corporation Ltd.                107,387
                                            ------------
                                               3,072,854
                                            ------------
     Chemicals and Plastics -- 3.1%
   8,600   Air Products & Chemicals, Inc.        707,350
  17,950   Dow Chemical Company                1,821,925
  89,500   dupont (E.I.) de Nemours &
             Company                           5,375,594
   6,075   Eastman Chemical Company              361,842
   5,100   Ecolab, Inc.                          282,731
  11,450   Engelhard Corporation                 198,944
   2,900   FMC Corporation+                      195,206
   5,800   Grace (W.R.) & Company                466,537
   4,700   Great Lakes Chemical
             Corporation                         210,913
   7,800   Hercules, Inc.                        390,488
   3,600   Kerr-McGee Corporation                227,925
   5,800   Mallinckrodt Group, Inc.              220,400
  32,800   Minnesota Mining &
             Manufacturing Company             2,691,650
  46,400   Monsanto Company                    1,948,800
  11,000   Morton International, Inc.            378,125
   5,300   Nalco Chemical Company                209,681
  12,400   Praxair, Inc.                         558,000
   6,800   Raychem Corporation                   292,825
  16,400   Rockwell International
             Corporation                         856,900
   4,800   Rohm & Haas Company                   459,600
   7,912   Sigma-Aldrich Corporation             314,502
   5,500   Union Camp Corporation                295,281
   9,800   Union Carbide Corporation             420,788
                                            ------------
                                              18,886,007
                                            ------------
     Coal -- 0.2%
  17,200   CSX Corporation                       928,800
   1,600   Eastern Enterprises                    72,000
   6,600   Fluor Corporation                     246,675
                                            ------------
                                               1,247,475
                                            ------------
     Communication Equipment -- 1.3%
  12,400   Cabletron Systems, Inc.+              186,000
  75,400   GTE Corporation                     3,939,650
   6,200   Harris Corporation                    284,425
  46,900   Motorola, Inc.                      2,676,231
  11,500   National Semiconductor
             Corporation+                        298,281
   6,100   Scientific-Atlanta, Inc.              102,175
  14,200   Tellabs, Inc.+                        750,825
                                            ------------
                                               8,237,587
                                            ------------
     Computer Hardware, Software
       or Services -- 6.5%
  27,200   3COM Corporation+                     950,300
   5,800   Adobe Systems, Inc.                   239,250
  11,200   Advanced Micro Devices, Inc.+         200,900
  17,324   AMP, Inc.                             727,608
  10,100   Apple Computer, Inc.+                 132,563
   3,800   Autodesk, Inc.                        140,600
  23,100   Automatic Data
             Processing, Inc.                  1,417,762
  16,600   Bay Networks, Inc.+                   424,337
   6,300   Ceridian Corporation+                 288,619
  79,050   CISCO Systems, Inc.+                4,407,037
  60,472   Compaq Computer
             Corporation                       3,412,888
  43,075   Computer Associates
             International, Inc.               2,277,591
   6,000   Computer Sciences
             Corporation+                        501,000
   3,800   Data General Corporation+              66,263
  26,100   Dell Computer Corporation+          2,192,400
  12,000   Digital Equipment
             Corporation+                        444,000
  82,300   Hewlett Packard Company             5,143,750
  10,100   Honeywell, Inc.                       691,850
  94,400   Microsoft Corporation+             12,201,200
      55   Netscape Communications
             Corporation+                          1,341
  27,500   Novell, Inc.+                         206,250
  77,550   Oracle Systems Corporation+         1,730,334
  10,100   Parametric Technology
             Corporation+                        478,487
  19,300   Seagate Technologies, Inc.+           371,525
      18   Siebel Systems, Inc.+                     767
  14,000   Silicon Graphics, Inc.+               174,125
  29,000   Sun Microsystems, Inc.+             1,156,375
  13,800   Unisys Corporation+                   191,475
                                            ------------
                                              40,170,597
                                            ------------
     Computer-- Semiconductors-- 1.9%
  28,800   Applied Materials+                    867,600
  39,000   EMC Corporation+                    1,070,062
 129,300   Intel Corporation                   9,083,325
  11,200   LSI Logic Corporation+                221,200
  16,600   Micron Technology, Inc.+              431,600
                                            ------------
                                              11,673,787
                                            ------------
     Consumer Non-Durables -- 3.5%
  18,200   Corning, Inc.                         675,675
 259,100   General Electric Company           19,011,462
   3,800   Grainger (W.W.), Inc.                 369,313
  13,700   Lowe's Companies, Inc.                653,319
  12,500   Newell Company                        531,250
   8,000   Whitman Corporation                   208,500
                                            ------------
                                              21,449,519
                                            ------------
     Consumer Services -- 0.2%
   8,200   Block (H & R), Inc.                   367,463
   5,050   Manor Care, Inc.                      176,750
  19,800   Service Corporation
             International                       731,362
                                            ------------
                                               1,275,575
                                            ------------
     Consumer Staples -- 0.1%
   6,400   Pioneer Hi-Bred
             International, Inc.                 686,400
                                            ------------
     Containers -- 0.2%
   2,200   Ball Corporation                       77,688
  10,100   Crown Cork & Seal
             Company, Inc.                       506,263
  14,600   Owens-Illinois, Inc,+                 553,887
                                            ------------
                                               1,137,838
                                            ------------
     Cosmetics -- Toiletry -- 0.1%
   4,400   Alberto-Culver Company,
             Class B                             141,075
  10,400   Avon Products, Inc.                   638,300
                                            ------------
                                                 779,375
                                            ------------
     Diversified -- 1.9%
   2,100   Aeroquip-Vickers, Inc.                103,031
  44,600   AlliedSignal Corporation            1,736,612
  12,940   Cognizant Corporation                 576,639
  13,500   Fortune Brands, Inc.                  500,344
   9,100   Loews Corporation                     965,738
   3,660   Raytheon Company
             Class A                             180,503
  18,600   Raytheon Company
             Class B                             939,300
  13,000   Textron, Inc.                         812,500
  11,800   Thermo Electron
             Corporation+                        525,100
  41,930   Tyco International Ltd.             1,889,471
  50,500   Unilever NV                         3,153,094
                                            ------------
                                              11,382,332
                                            ------------
     Electrical Equipment -- 0.4%
   9,600   Cooper Industries, Inc.               470,400
   3,300   Foster Wheeler Corporation             89,306
   4,000   General Signal Corporation            168,750
   3,950   Tektronix, Inc.                       156,766
  30,300   Texas Instruments, Inc.             1,363,500
   4,300   Thomas & Betts Corporation            203,175
                                            ------------
                                               2,451,897
                                            ------------
     Electronics -- 0.5%
   6,000   Eaton Corporation                     535,500
   3,600   EG & G, Inc.                           74,925
  35,000   Emerson Electric Company            1,975,312
   6,500   KLA-Tencor Corporation+               251,063
   8,400   Tandy Corporation                     323,925
                                            ------------
                                               3,160,725
                                            ------------
     Energy and Resources -- 0.2%
  13,965   Burlington Resources, Inc.            625,807
  13,800   Dresser Industries, Inc.              578,737
                                            ------------
                                               1,204,544
                                            ------------
     Entertainment -- 1.7%
   7,800   Brunswick Corporation                 236,437
  53,236   Disney (Walt) Company               5,273,691
   5,600   Harcourt General Corporation          306,600
  10,000   Hasbro, Inc.                          315,000
   9,200   ITT Corporation (New)                 762,450
   2,900   King World Productions, Inc.          167,475
  22,911   Mattel, Inc.                          853,435
  44,000   Time Warner, Inc.                   2,728,000
                                            ------------
                                              10,643,088
                                            ------------
     Enviromental Control -- 0.0%#
   4,600   Safety-Kleen Corporation              126,213
                                            ------------
     Financial Services -- 3.8%
  37,000   American Express Company            3,302,250
  19,628   American General Corporation        1,061,139
   4,200   Beneficial Corporation                349,125
   8,400   Countrywide Credit Industries         360,150
   7,500   Dow Jones & Company, Inc.             402,656
  11,900   Equifax, Inc.                         421,706
  54,700   Federal Home Loan Mortgage
             Corporation                       2,293,981
  84,000   Federal National Mortgage
             Association                       4,793,250
  34,992   First Data Corporation              1,023,516
  10,700   Green Tree Financial
             Corporation                         280,206
   8,400   Household International, Inc.       1,071,525
  26,100   Merrill Lynch & Company, Inc.       1,903,669
  20,900   Schwab (Charles) Corporation          876,494
   4,500   Temple-Inland, Inc.                   235,406
  90,313   Travelers Group, Inc.               4,865,613
                                            ------------
                                              23,240,686
                                            ------------
     Food and Beverages -- 7.0%
  19,400   Albertson's, Inc.                     919,075
  38,700   Anheuser-Busch
             Companies, Inc.                   1,702,800
  36,200   Campbell Soup Company               2,104,125
 196,300   Coca-Cola Company                  13,078,487
  37,150   ConAgra, Inc.                       1,218,984
   2,900   Coors (Adolph) Company,
             Class B                              96,425
  11,400   CPC International, Inc.             1,228,350
  29,100   Heinz (H.J.) Company                1,478,644
  11,500   Hershey Foods Corporation             712,281
  32,500   Kellogg Company                     1,612,813
 121,000   PepsiCo, Inc.                       4,408,937
 191,100   Philip Morris Cos, Inc.             8,659,219
  10,800   Quaker Oats Company                   569,700
   8,400   Ralston-Purina Company                780,675
  37,800   Sara Lee Corporation                2,128,613
  29,200   Seagram Company Ltd.                  943,525
  14,400   UST, Inc.                             531,900
   9,200   Wrigley (Wm) Jr. Company              731,975
                                            ------------
                                              42,906,528
                                            ------------
     Food Distribution -- 0.7%
  44,014   Archer-Daniels-Midland
             Company                             954,554
  12,600   General Mills, Inc.                   902,475
   4,600   Giant Food, Inc., Class A             154,963
   3,100   Great Atlantic & Pacific Tea
             Company, Inc.                        92,031
  20,000   Kroger Company+                       738,750
   4,900   Supervalu, Inc.                       205,187
  13,800   Sysco Corporation                     628,762
  11,700   Winn Dixie Stores, Inc.               511,144
                                            ------------
                                               4,187,866
                                            ------------
     Freight and Shipping -- 0.0%#
   3,100   Caliber Systems, Inc.                 150,931
                                            ------------
     Glass Products -- 0.2%
   4,200   Owens Corning Fiberglass
             Corporation                         143,325
  14,200   PPG Industries, Inc.                  811,175
                                            ------------
                                                 954,500
                                            ------------
     Health Care Facilities -- 0.4%
  51,477   Columbia/HCA Healthcare
             Corporation                       1,525,006
  12,900   Humana, Inc.+                         267,675
  23,800   Tenet Healthcare Corporation+         788,375
                                            ------------
                                               2,581,056
                                            ------------
     Health Care Products -- 3.7%
  60,600   Abbott Laboratories                 3,973,087
   5,100   Allergan, Inc.                        171,169
   4,400   Bausch & Lomb, Inc.                   174,350
   9,600   Becton, Dickinson & Company           480,000
  95,300   Merck & Co., Inc.                  10,125,625
 102,300   Pfizer, Inc.                        7,627,744
                                            ------------
                                              22,551,975
                                            ------------
     Holding Companies -- 0.1%
   7,500   Providian, LLC                        338,906
  18,200   Public Service Enterprise             576,713
                                            ------------
                                                 915,619
                                            ------------
     Home Appliances -- 0.4%
   7,400   Black & Decker Corporation            289,063
  19,600   Illinois Tool Works, Inc.           1,178,450
   7,700   Maytag Corporation                    287,306
   4,750   Snap-On, Inc.                         207,219
   7,100   Stanley Works                         335,031
   5,900   Whirlpool Corporation                 324,500
                                            ------------
                                               2,621,569
                                            ------------
     Home Furnishings and Housewares -- 0.8%
  51,100   American Home Products
             Corporation                       3,909,150
   3,300   Armstrong World                       246,675
  11,800   Rubbermaid, Inc.                      295,000
   1,600   Springs Industries, Inc.               83,200
   4,700   Tupperware Corporation                131,012
                                            ------------
                                               4,665,037
                                            ------------
     Hotels and Restaurants -- 0.8%
  12,000   Darden Restaurants, Inc.              150,000
   7,900   Harrah's Entertainment
             Corporation+                        149,113
  19,700   Hilton Hotels Corporation             586,075
  10,100   Marriot International, Inc.           699,425
  54,200   McDonald's Corporation              2,588,050
  14,100   Mirage Resorts, Inc.+                 320,775
  12,040   Tricon Global Restaurants,
             Inc.+                               349,912
  10,300   Wendy's International, Inc.           247,844
                                            ------------
                                               5,091,194
                                            ------------
     Insurance -- 4.0%
  11,814   Aetna Life & Casualty
             Company                             833,625
  34,260   Allstate Corporation                3,113,377
  55,214   American International
             Group, Inc.                       6,004,522
  13,150   AON Corporation                       770,919
  13,600   Chubb Corporation                   1,028,500
   5,900   CIGNA Corporation                   1,021,069
   4,300   Cincinnati Financial
             Corporation                         605,225
  14,700   Conseco, Inc.                         667,931
   6,200   General Re Corporation              1,314,400
   9,300   Hartford Financial Services
             Group, Inc.                         870,131
   5,600   Jefferson-Pilot Corporation           436,100
   8,000   Lincoln National Corporation          625,000
  13,300   Marsh & McLennan
             Companies, Inc.                     991,681
   7,000   MBIA, Inc.                            467,688
   9,000   MGIC Investment Corporation           598,500
   5,700   Progressive Corporation               683,288
  11,100   SAFECO Corporation                    541,125
   6,600   St. Paul Companies, Inc.              541,613
  15,400   SunAmerica, Inc.                      658,350
  11,000   Torchmark, Inc.                       462,688
   5,000   Transamerica Corporation              532,500
  14,700   United Healthcare Corporation         730,406
  11,000   UNUM Corporation                      598,125
   8,700   USF & G Corporation                   191,944
                                            ------------
                                              24,288,707
                                            ------------
     Machinery and Heavy Equipment -- 0.7%
  29,600   Caterpillar, Inc.                   1,437,450
   3,200   Cincinnati Milacron, Inc.              83,000
  19,800   Deere & Company                     1,154,588
  17,600   Dover Corporation                     635,800
  13,050   Ingersoll-Rand Company                528,525
   8,750   Parker-Hannifin Corporation           401,406
                                            ------------
                                               4,240,769
                                            ------------
     Manufacturing -- 0.6%
  17,950   Alcan Aluminum Ltd.                   495,869
  13,700   Aluminum Company of
             America                             964,138
  15,400   Boston Scientific Corporation+        706,475
   2,000   Briggs & Stratton Corporation          97,125
   5,500   Brown-Forman Corporation,
             Class B                             303,875
   5,900   Case Corporation                      356,581
   6,040   PACCAR, Inc.                          317,100
   5,800   Reynolds Metals Company               348,000
  13,600   Sherwin-Williams Company              377,400
                                            ------------
                                               3,966,563
                                            ------------
     Medical Instruments, Services,
       and Supplies -- 2.3%
   4,500   Bard (C.R.), Inc.                     140,906
  22,000   Baxter International, Inc.          1,109,625
   8,800   Biomet, Inc.                          225,500
   8,600   Cardinal Health, Inc.                 646,075
  11,600   Guidant Corporation                   722,100
  15,600   HBO & Company                         748,800
  30,489   HEALTHSOUTH
             Corporation+                        846,075
 105,300   Johnson & Johnson Company           6,936,637
  36,900   Medtronic, Inc.                     1,930,331
   1,900   Shared Medical Systems
             Corporation                         125,400
   7,350   St. Jude Medical, Inc.+               224,175
   5,800   United States Surgical
             Corporation                         170,013
                                            ------------
                                              13,825,637
                                            ------------
     Metals and Mining -- 0.5%
  13,927   Allegheny Teldyne, Inc.               360,361
   3,300   ASARCO, Inc.                           74,044
  29,400   Barrick Gold Corporation              547,575
  18,100   Battle Mountain Gold
             Company                             106,337
   7,400   Cyprus Amax Minerals Company          113,775
  11,000   Echo Bay Mines Ltd.                    26,813
  15,600   Freeport McMoRan Copper &
              Gold, Class B                      245,700
  11,500   Homestake Mining Company              102,062
  13,200   Inco Ltd.                             224,400
     800   NACCO Industries Inc.,
             Class A                              85,750
  12,255   Newmont Mining Corporation            359,991
   4,700   Phelps Dodge Corporation              292,575
  18,900   Placer Dome, Inc.                     239,794
                                            ------------
                                               2,779,177
                                            ------------
     Natural Gas -- 0.4%
   4,400   Columbia Gas System, Inc.             345,675
   7,500   Consolidated Natural Gas
             Company                             453,750
  24,065   Enron Corporation                   1,000,202
   3,800   NICOR, Inc.                           160,312
   2,100   ONOEK, Inc.                            84,788
   6,500   Pacific Enterprises, Inc.             244,562
   6,700   Sonat, Inc.                           306,525
                                            ------------
                                               2,595,814
                                            ------------
     News and Publishing -- 0.9%
  22,200   Gannett Company, Inc.               1,372,237
  44,494   Kimberly-Clark Corporation          2,194,110
   6,700   Knight-Ridder, Inc.                   348,400
   7,500   New York Times Company,
             Class A                             495,938
   7,500   Times Mirror Company
             (New), Class A                      461,250
   9,700   Tribune Company                       603,825
                                            ------------
                                               5,475,760
                                            ------------
     Oil -- 7.6%
   7,300   Amerada Hess Corporation              400,588
  38,700   Amoco Corporation                   3,294,337
   7,200   Apache Corporation                    252,450
   5,900   Ashland, Inc.                         316,756
  25,300   Atlantic Richfield Company          2,027,163
  13,300   Baker Hughes, Inc.                    580,213
  51,600   Chevron Corporation                 3,973,200
   8,300   Coastal Corporation                   514,081
 195,000   Exxon Corporation                  11,931,562
  19,900   Halliburton Company                 1,033,556
   8,600   Louisiana Land & Exploration
             Company                             163,400
   4,400   McDermott International, Inc.         161,150
  61,900   Mobil Corporation                   4,468,406
  26,100   Occidental Petroleum
             Corporation                         765,056
   8,300   Oryx Energy Company+                  211,650
   3,700   Pennzoil Company                      247,206
  20,700   Phillips Petroleum Company          1,006,538
 169,700   Royal Dutch Petroleum Company       9,195,619
  13,400   Tenneco, Inc.                         529,300
  41,600   Texaco, Inc.                        2,262,000
  19,500   Union Pacific Corporation           1,217,531
  19,955   Union Pacific Resources Group         483,909
  19,500   Unocal Corporation                    756,844
  22,600   Usx-Marathon Group
             Common (New)                        762,750
                                            ------------
                                              46,555,265
                                            ------------
     Oil Equipment and Services -- 0.6%
   2,000   Helmerich & Payne, Inc.               135,750
  39,000   Schlumberger Ltd.                   3,139,500
   4,200   Western Atlas, Inc.                   310,800
                                            ------------
                                               3,586,050
                                            ------------
     Paper and Forest Products-- 0.7%
   4,200   Bemis Company, Inc.                   185,063
   4,400   Boise Cascade Corporation             133,100
   7,500   Champion International
             Corporation                         339,844
  14,925   Fort James Corporation                570,881
   7,300   Georgia-Pacific Corporation           443,475
   3,900   Harnischfeger Industries, Inc.        137,719
  23,819   International Paper Company         1,027,194
   8,200   Mead Corporation                      229,600
   2,100   Potlatch Corporation                   90,300
   7,781   Stone Container Corporation            81,214
  15,650   Weyerhaeuser Company                  767,828
   8,800   Willamette Indutries, Inc.            283,250
                                            ------------
                                               4,289,468
                                            ------------
     Personal Items -- 2.9%
  23,400   Colgate-Palmolive Company           1,719,900
  44,060   Gillette Company                    4,425,276
   8,600   International Flavors &
             Fragrances, Inc.                    442,900
   3,200   Jostens, Inc.                          73,800
 106,900   Procter & Gamble Company            8,531,956
  21,400   Warner-Lambert Company              2,653,600
                                            ------------
                                              17,847,432
                                            ------------
     Petroleum Refining -- 0.2%
   4,700   Anadarko Petroleum
             Corporation                         285,231
   6,800   Rowan Companies+                      207,400
   5,800   Sun Company                           243,963
  25,000   Williams Companies, Inc.              709,375
                                            ------------
                                               1,445,969
                                            ------------
     Pharmaceuticals -- 3.1%
   6,700   ALZA Corporation                      213,144
  78,920   Bristol-Myers Squibb
             Company                           7,467,805
  88,000   Lilly (Eli) & Company               6,127,000
  39,920   Pharmacia & Upjohn, Inc.            1,462,070
  57,700   Schering-Plough Corporation         3,584,612
                                            ------------
                                              18,854,631
                                            ------------
     Photographic Equipment and Supplies -- 0.3%
  25,700   Eastman Kodak Company               1,562,881
   3,550   Polaroid Corporation                  172,841
                                            ------------
                                               1,735,722
                                            ------------
     Printing and Publishing -- 0.3%
   6,000   American Greetings
             Corporation, Class A                234,750
  11,500   Donnelley (R.R.) & Sons
             Company                             428,375
  13,440   Dun & Bradstreet Corporation          415,800
   7,800   McGraw-Hill, Inc.                     577,200
   8,050   Westvaco Corporation                  253,072
                                            ------------
                                               1,909,197
                                            ------------
     Railroads -- 0.1%
  29,600   Norfolk Southern Corporation          912,050
                                            ------------
     Research and Development-- 0.2%
  21,000   Amgen, Inc.                         1,136,625
                                            ------------
     Retail -- Store -- 3.4%
  21,700   American Stores Company               446,206
   8,300   Charming Shoppes, Inc.+                38,906
   7,700   Circuit City Stores --
             Circuit City Group                  273,831
  16,717   Costco Companies, Inc.+               745,996
  13,600   CVS Corporation                       871,250
  17,100   Dayton Hudson Corporation           1,154,250
   8,700   Dillard's, Inc.                       306,675
  16,500   Federated Department Store+           710,531
  31,650   Gap, Inc.                           1,121,597
  38,400   K mart Corporation+                   444,000
  21,364   Limited, Inc.                         544,782
   3,200   Longs Drug Stores Company             102,800
  18,200   May Department Stores
             Company                             958,912
   2,900   Mercantile Stores Company             176,538
   5,900   Nordstrom, Inc.                       356,213
  19,600   Penney (J.C.) Company, Inc.         1,182,125
   9,700   Rite Aid Corporation                  569,269
   2,700   Russell Corporation                    71,719
  30,900   Sears, Roebuck & Company            1,398,225
  12,800   TJX Companies, Inc.                   440,000
  22,350   Toys R Us, Inc.+                      702,628
 179,200   Wal-Mart Stores, Inc.               7,067,200
  38,800   Walgreen Company                    1,217,350
  10,600   Woolworth Corporation+                215,975
                                            ------------
                                              21,116,978
                                            ------------
     Savings and Loan Associations -- 0.2%
   7,500   Ahmanson (H.F.) Company               502,032
   4,500   Golden West Financial
             Corporation                         440,156
                                            ------------
                                                 942,188
                                            ------------
     Soaps and Detergents -- 0.1%
   8,100   Clorox Company                        640,406
                                            ------------
     Steel -- 0.2%
   8,400   Armco, Inc.+                           41,475
   8,800   Bethlehem Steel Corporation+           75,900
   3,800   Inland Steel Industries, Inc.          65,075
   6,900   Nucor Corporation                     333,356
   5,000   Timken Company                        171,875
   6,740   USX-U.S.Steel Group, Inc.             210,625
   7,625   Worthington Industries, Inc.          125,813
                                            ------------
                                               1,024,119
                                            ------------
     Technology -- 0.7%
  43,300   Ameritech Corporation               3,485,650
   9,300   ITT Industries                        291,787
   3,400   Millipore Corporation                 115,388
   3,400   Perkin-Elmer Corporation              241,612
                                            ------------
                                               4,134,437
                                            ------------
     Telecommunications -- 7.3%
  39,700   AirTouch
             Communications, Inc.+             1,650,031
  14,700   ALLTEL Corporation                    603,619
   7,137   Andrew Corporation+                   171,288
 128,106   AT & T Corporation                  7,846,492
  61,181   Bell Atlantic Corporation           5,567,471
  78,400   BellSouth Corporation               4,414,900
  27,500   Comcast Corporation Special,
             Class A (non-voting)                867,969
   9,300   DSC Communications
             Corporation+                        223,200
  12,900   Frontier Corporation                  310,406
  50,637   Lucent Technologies, Inc.           4,044,630
  54,600   MCI Communications
             Corporation                       2,337,562
  11,600   NEXTLEVEL Systems, Inc.+              207,350
  20,600   Northern
             Telecommunications Ltd.           1,833,400
  72,350   SBC Communications                  5,299,637
  33,900   Sprint Corporation                  1,987,388
  39,086   Tele-Communications Inc.,
             Class A                           1,091,965
  47,800   US West Media, Inc.+                1,380,225
  37,700   US West, Inc.+                      1,701,213
  27,800   Viacom Inc., Class B+               1,151,963
  71,400   WorldCom, Inc.+                     2,159,850
                                            ------------
                                              44,850,559
                                            ------------
     Tire and Rubber -- 0.2%
   6,100   Cooper Tire & Rubber
             Company                             148,688
   5,700   Goodrich (B.F.) Company               236,194
  12,300   Goodyear Tire & Rubber
             Company                             782,587
                                            ------------
                                               1,167,469
                                            ------------
     Transportation -- 0.2%
  12,263   Burlington Northern Santa Fe        1,139,693
   6,100   Ryder System, Inc.                    199,775
                                            ------------
                                               1,339,468
                                            ------------
     Utilities -- 2.6%
  15,000   American Electric Power
             Company, Inc.                       774,375
  11,650   Baltimore Gas & Electric
             Company                             396,828
  11,900   Carolina Power & Light
             Company                             505,006
  16,700   Central & Southwest
             Corporation                         451,944
  12,434   Cinergy Corporation                   476,378
  18,400   Consolidated Edison Company           754,400
  14,600   Dominion Resources, Inc.              621,412
  11,500   DTE Energy Company                    398,906
  28,270   Duke Energy Company                 1,565,451
  31,300   Edison International                  850,969
  19,100   Entergy Corporation                   571,806
  18,127   FirstEnergy Corporation+              525,683
  14,300   FPL Group, Inc.                       846,381
   9,500   GPU, Inc.                             400,188
  22,395   Houston Industries, Inc.              597,676
   3,500   National Service
             Indutries, Inc.                     173,469
  11,400   Niagara Mohawk Power
             Corporation+                        119,700
   5,500   Northern States Power
             Company                             320,375
  23,400   PacifiCorp                            639,112
  17,500   PECO Energy Company                   424,375
   2,700   People's Energy Corporation           106,313
  34,400   PG & E Corporation                  1,047,050
  13,000   PP & L Resources, Inc.                311,188
  53,900   Southern Company                    1,394,662
  19,015   Texas Utilities Company               790,311
  17,000   Unicom Corporation                    522,750
   8,000   Union Electric Company                346,000
                                            ------------
                                              15,932,708
                                            ------------
     Waste Management -- 0.3%
  16,800   Browning-Ferris
             Industries, Inc.                    621,600
  25,900   Laidlaw Inc., Class B
             (non-voting)                        352,888
  35,791   Waste Management, Inc.                984,252
                                            ------------
                                               1,958,740
                                            ------------
TOTAL COMMON STOCKS
  (Cost  $444,466,044)                       596,306,265
                                            ------------
U.S. TREASURY BILLS -- 0.4%
$2,000,0005.31%++ due 4/30/98**                1,966,250
    600,000   5.32%++ due 6/25/98**              585,125
                                            ------------
                                               2,551,375
                                            ------------
TOTAL U.S. TREASURY BILLS
  (Cost  $2,551,375)                           2,551,375
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 3.3%
  (Cost  $20,404,000)
  $20,404,000  Agreement with State
                  Street Bank and Trust
                  Company, 6.000% dated
                  12/31/1997, to be
                  repurchased at
                  $20,410,801 on 01/02/98,
                  collateralized by
                  $16,560,000 U.S.
                  Treasury Note,
                  10.750% maturing
                  02/15/2003
                  (value $20,813,850)         20,404,000
                                            ------------
TOTAL INVESTMENTS
  (Cost  $467,421,419*)          100.9%      619,261,640
OTHER ASSETS AND
   LIABILITIES (Net)              (0.9)       (5,809,525)
                                 -----      ------------
NET ASSETS                       100.0%     $613,452,115
                                 =====      ============

-----------
 * Aggregate cost for Federal tax purposes.
** Securities pledged as collateral for futures contracts.
 + Non-income producing security
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

  Number
    of                                       Unrealized
 Contracts                                  Appreciation
 ---------                                  ------------

FUTURES CONTRACTS -- LONG POSITIONS
   103     S&P 500 Index, March 1998            $143,521
                                                ========

Munder International Equity Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 99.7%
    Argentina -- 0.8%
   1,100  Alpargatas S.A.I.C., ADR+                         $ 4,401
     400  APCO Argentina Inc., ADR                           13,800
   2,094  Banco de Galicia Bueno, ADR                        53,920
   1,656  Banco Frances del Rio de la
            Plata, SA, ADR                                   45,333
   3,000  Banco Rio de La Plata SA+                          42,000
   1,800  Buenos Aires
            Embotelladora SA, ADR+                            2,475
   9,800  Corporacion Mapfre, ADR                            68,953
     800  Disco SA, ADR+                                     35,950
     500  IRSA Inversiones Y
            Representaciones SA, GDR                         18,813
   2,220  Metrogas SA, ADR                                   17,205
  13,565  Perez Companc SA, ADR                             193,206
   4,000  Quilmes Industrial SA, ADR                         54,750
   7,100  Telecom Argentina SA, ADR                         253,825
   8,500  Telefonica de Argentina, ADR                      316,625
   2,800  Transportadora de Gas del
            Sur SA, ADR                                      31,325
  12,800  Y.P.F. Sociedad Anonima, ADR                      437,600
                                                       ------------
                                                          1,590,181
                                                       ------------
    Australia -- 2.7%
   5,900  Amcor Ltd.                                        100,300
  45,000  Amcor Ltd., ADR                                   197,969
   2,100  Ashton Mining Ltd., ADR                             9,444
   9,850  Australia & New Zealand
            Bank, ADR                                       323,819
   7,100  Australian National
            Industries, ADR                                  26,091
   5,200  Boral Ltd., ADR                                   104,325
  34,840  Broken Hill Proprietary
            Ltd., ADR                                       644,540
   2,800  Burns, Philip & Company
            Ltd., ADR                                         2,629
   7,000  Coca-Cola Amatil Ltd., ADR                        104,592
   5,500  Coles Myer Ltd., ADR                              214,500
     900  Cortecs International Ltd., ADR+                   12,825
   8,500  CSR Ltd., ADR                                     115,226
   5,000  E-mail Partners Ltd., ADR                          23,620
     500  FAI Insurances Ltd., ADR                            3,656
   1,200  FH Faulding & Company, ADR                         24,026
  10,600  Goodman Fielder Ltd., ADR                          67,427
   9,050  Great Central Mines Ltd.,
            ADR                                              29,978
   6,900  James Hardie Industries, ADR                       40,234
   4,700  Kidston Gold Mines Ltd.,
            ADR+                                              3,126
     800  Lihir Gold Limited,
            ADR+                                             17,000
  45,700  M.I.M. Holdings Ltd., ADR                          55,982
   2,400  Mayne Nickless Ltd., ADR                           63,427
     400  Memtec Ltd., ADR                                   14,400
   9,900  National Australia Bank
            Ltd., ADR                                       699,187
  25,900  News Corporation Ltd., ADR                        577,894
   5,440  Normandy Mining Ltd                                52,823
   4,900  North Ltd., ADR                                    64,543
   1,300  Orbital Engineering Ltd., ADR+                      4,550
   9,600  Pacific Dunlop
            Olympic Ltd., ADR                                81,600
   1,700  Petsec Energy Ltd., ADR+                           23,375
  31,400  Pioneer International Ltd., ADR                    85,722
   5,370  Rio Tinto Ltd., ADR                               250,634
   5,100  Santos Ltd., ADR                                   85,425
     700  Simsmetal Ltd., ADR                                16,244
     600  Sons of Gwalia, ADR                                 6,844
   4,300  Southcorp Holdings Ltd., ADR                       71,182
   8,000  St. George Bank Ltd., ADR                          45,376
   3,000  Telstra Corporation Ltd.+                         125,250
  13,200  Westpac Banking Ltd., ADR                         419,100
  10,100  WMC Ltd., ADR                                     137,612
  40,000  Woodside Petroleum Ltd.                           282,077
                                                       ------------
                                                          5,228,574
                                                       ------------
    Austria -- 0.2%
   2,240  EVN-Energie Versorgung
            Niederoesterreich AG, ADR                        58,785
   9,800  OMV AG, ADR+                                      271,548
   1,000  Wolford AG, ADR                                    12,139
                                                       ------------
                                                            342,472
                                                       ------------
    Belgium -- 0.2%
   8,450  Petrofina SA, ADR                                 312,633
   1,200  Xeikon N.V., ADR+                                  16,800
                                                       ------------
                                                            329,433
                                                       ------------
    Bermuda -- 0.2%
   1,200  Comcast UK Cable
            Partners Ltd., ADR+                              11,325
   3,900  Exel Ltd., ADR                                    247,162
     600  LaSalle Re Holdings Ltd., ADR                      21,225
   1,000  Mutual Risk
            Management Ltd., ADR                             29,938
   2,000  PartnerRe Ltd., ADR                                92,750
                                                       ------------
                                                            402,400
                                                       ------------
    Brazil -- 1.0%
   5,425  Aracruz Celulose SA, ADR                           77,984
   4,900  Cemig-Companhia Energetica
            de Minas, (New), ADR                            210,700
   1,100  Centrais Eletricas
            Brasileiras SA, ADR                              27,350
   5,000  Companhia Cervejaria Brahma,
            ADR                                              60,625
   1,800  Continental AG, ADR                                39,892
   1,300  Copene Petroquimica, ADR                           19,802
   2,600  Panamerican Beverages Inc.,
            ADR, Class A                                     84,825
  11,200  Telecomunicacoes
            Brasileiras SA                                1,304,100
                                                       ------------
                                                          1,825,278
                                                       ------------
    Canada -- 3.7%
   4,200  Aber Resources Ltd.+                                6,563
   3,200  Abitibi-Consolidated Inc., ADR                     44,800
   1,400  Agnico Eagle Mines Ltd., ADR                        7,613
   3,800  AGRA, Inc.                                         29,250
   2,950  Alberta Energy
            Company Ltd., ADR                                57,156
     500  Alliance Communications
             Corporation, ADR+                                6,375
   2,700  Arakis Energy
            Corporation, ADR+                                 5,569
  13,300  Aur Resources, Inc.+                               31,923
   2,400  Avenor, Inc.                                       34,261
   9,550  Bank of Montreal, ADR                             423,781
  22,700  BCE Inc., ADR                                     756,194
     800  Bell Canada
            International, Inc.+                             12,200
  12,400  Bema Gold Corporation+                             30,225
     900  Bema Gold Corporation+                              2,141
   3,700  BioChem Pharmaceuticals,
            Inc+                                             77,237
   1,200  Biomira Inc., ADR+                                  2,550
   1,000  Biovail Corporation
            International, ADR+                              39,062
  14,800  Brookfield Properties
             Corporation                                    247,003
  12,300  Cambior, Inc., ADR                                 72,262
   4,500  Campbell Resource Inc., ADR+                        1,969
   1,000  Canadian Marconi
            Company, ADR                                     13,437
   5,100  Canadian Occidental
            Petroleum, ADR                                  115,387
  12,400  Canadian Pacific Ltd., ADR                        337,900
     600  Chieftain International,
            Inc., ADR+                                       12,750
   1,100  Clearnet Communications
            Inc., ADR+                                       12,513
   9,300  Cognos, Inc.+                                     213,900
   9,000  Cognos, Inc., ADR+                                207,830
   3,300  Cominco, ADR                                       50,944
   2,000  Corel, ADR+                                         3,250
   2,300  Cott Corporation, ADR                              19,406
   4,800  Domatar, Inc., ADR                                 33,300
     170  Dreco Energy Services Ltd.+                         5,734
   8,950  EdperBrascan Corporation,
            Class A                                         162,219
   4,000  Encal Energy Ltd.+                                 16,873
     600  Fahnestock Viner
            Holdings, Inc., ADR                              10,463
   2,100  Fairfax Financial Holdings Ltd.+                  470,242
   1,000  Four Seasons Hotels, Inc., ADR                     31,625
   2,500  Gennum Corporation                                 52,920
   2,500  Goldcorp Inc., Class A, ADR+                        9,688
   7,200  Golden Star Resources Ltd.+                        25,192
   9,406  Gulf Canada Resources, ADR+                        65,843
   2,300  Hollinger, Inc., ADR                               19,262
   2,300  Imperial Oil Ltd., ADR                            147,056
     800  Intertape Polymer
            Group Inc., ADR                                  17,500
   1,400  Intrawest Corporation                              24,325
   2,200  IPL Energy Inc., ADR                               99,000
   1,100  Ipsco, Inc., ADR                                   42,419
     300  Jetform Corporation, ADR+                           4,538
  13,415  Laidlaw, Inc., Class B
            (non-voting)                                    182,779
   1,600  Loewen Group Inc., ADR                             41,300
   4,700  Macmillan Bloedel Ltd., ADR                        49,937
   2,200  Magna International,
            Class A, ADR                                    138,187
  10,200  MDS Inc.                                          235,184
   5,600  Methanex Corporation, ADR+                         44,450
   1,300  Microcell
            Telecommunications, Inc.+                         8,775
   4,000  Mitel Corporation, ADR+                            31,000
   6,200  Newbridge Network, ADR                            216,225
   2,400  Newcourt Credit Group, Inc.                        80,100
  19,600  Norcen Energy Resources Ltd                       224,930
  17,300  Nova Corporation of
            Alberta, ADR                                    165,431
   3,400  Numac Energy Inc., ADR+                            13,175
  16,300  Philip Services Corporation+                      236,108
   1,400  Philip Services Corporation,
            ADR+                                             20,125
   1,200  PLD Telekom Inc., ADR+                              6,525
   1,700  Potash Corporation of
            Saskatchewan, ADR                               141,100
     400  Precision Drilling
            Corporation+                                      9,750
   4,800  Precision Drilling
            Corporation+                                    117,057
   2,600  Quebecor Inc., Class A, ADR                        46,712
   1,300  Rigel Energy Corporation,
            ADR+                                             10,563
   1,900  Rio Algom Ltd., ADR                                32,300
   3,400  Rogers Cantel Mobil
            Communications,
            Class B, ADR+                                    31,450
   2,500  Royal Group Technologies
            Ltd.+                                            57,969
   4,300  Royal Oak Mines, ADR+                               6,719
   2,000  Suncor Energy, Inc.                                68,250
   3,200  Supersol Ltd.                                      45,000
   1,200  Tee-Comm Electronics, Inc.+                             0
   2,100  Teleglobe, Inc.                                    63,787
   7,100  Transcanada Pipelines Ltd., ADR                   158,862
  17,100  Trilon Financial Corporation                      137,609
   3,900  Trizec Hahn Corporation, ADR                       90,431
  52,700  TVX Gold, Inc.+                                   178,747
   1,800  Unican Security Systems, Ltd.                      39,425
   3,400  West Coast Energy, Inc., ADR                       78,200
                                                       ------------
                                                          7,121,812
                                                       ------------
    Chile -- 0.5%
     600  AFP Provida, ADR                                   10,238
     900  Banco BHIF, ADR                                    14,400
     900  Banco de Edwards, ADR                              15,300
     400  Banco Santander Chile, ADR                          5,650
     700  Banco Santiago SA, ADR                             15,575
   2,200  Chilgener SA, ADR                                  53,900
   1,900  Compania Cervecerias
            Unidas SA, ADR                                   55,812
   7,075  Compania de
            Telecomunicaciones de Chile
             SA, ADR                                        211,366
     800  Cristalerias de Chile, ADR                         11,600
   2,500  Distribucion y Servicio D&S SA+                    46,406
   2,200  Embotelladora Andina SA, ADR                       45,788
   7,500  Empresa Nacional
            Electricidad SA,
            ADR                                             132,656
   2,100  Empresa Telex Chile, ADR                            8,269
   4,400  Enersis SA, ADR                                   127,600
     700  Laboratorio Chile SA, ADR                          15,575
   2,400  Linea Aerea Nacional Chile SA+                     32,700
   1,200  Madeco, ADR 18,300
   1,000  Maderas Y Sinteticos
            Sociedad (Masisa), ADR                            9,500
     700  Quimica Minera Chile SA, ADR                       30,800
   3,500  Quinenco SA, ADR+                                  40,250
     600  Santa Isabel SA, ADR                               10,500
     900  Supermercados Unimarc SA,
            ADR+                                             11,081
     500  Vina Concha Y Toro SA, ADR                         12,625
                                                       ------------
                                                            935,891
                                                       ------------
    China -- 4.4%
  18,100  Amoy Properties Ltd., ADR                          79,423
   2,300  Amway Asia Pacific Ltd., ADR                       44,850
   1,900  APT Satellite Holdings Ltd., ADR+                  22,325
   7,200  Asia Pulp & Paper Company
            Ltd., ADR                                        72,450
     600  Asia Satellite
            Telecommunications
            Holdings Ltd., ADR                               10,088
  46,748  Bank East Asia Ltd., ADR                          109,484
     750  Beijing Yanhua Petrochemical
            Company, Ltd., ADR+                               7,125
   3,200  C.P. Pokphand, ADR                                 12,595
  10,300  Cathay Pacific Airways, ADR                        41,870
   6,800  CDL Hotels
            International Ltd., ADR                          20,624
   9,800  Champion Technology
            Holdings, ADR                                     5,253
     700  China Eastern Airlines
            Corporation Ltd., ADR+                           11,331
     900  China Southern Airlines
            Company Ltd., ADR+                               11,869
  21,000  China Telecom (Hong Kong)
            Ltd.+                                           704,812
   5,800  Dairy Farm International
            Ltd., ADR                                        31,320
     500  DSG International Ltd., ADR+                        4,500
  16,700  First Pacific Company Ltd., ADR                    40,414
   1,300  Gold Peak Industries Ltd., ADR                      7,214
   3,000  Guangshen Railway Company
            Ltd., ADR+                                       40,313
   8,750  Hang Lung Development, ADR                         61,539
  26,900  Hang Seng Bank Ltd., ADR                          259,477
  57,800  Henderson Land Development
            Company Ltd., ADR                               272,238
  73,080  Hong Kong and China
            Gas Ltd., ADR                                   141,483
  73,200  Hong Kong Electric
            Holdings Ltd., ADR                              278,160
  13,100  Hong Kong Land
            Holdings, ADR                                   125,760
  17,132  Hong Kong
            Telecommunications
            Ltd., ADR                                       353,347
  31,700  Hopewell Holdings Ltd., ADR                        39,467
 153,000  HSBC Holdings, ADR                              3,771,196
   4,700  Huaneng Power
            International, ADR+                             108,981
  18,200  Hysan Development Ltd., ADR                        72,582
  16,900  Jardine Matheson &
            Company Ltd., ADR                                85,767
   5,800  Jardine Strategic Holding, ADR                     30,624
   1,200  Johnson Electric Holdings, ADR                     34,534
  33,400  New World Development
            Company Ltd., ADR                               231,028
   6,800  Pearl Oriental Holdings                            17,333
  10,050  Peregrine Investment
            Holdings, ADR                                    14,267
   2,200  Shandong Huaneng, ADR                              15,125
   3,970  Shanghai Chlor-Alkali
            Chemical Company, ADR                             6,828
   2,600  Shanghai
            Petrochemicals Ltd., ADR                         40,463
   2,900  Shanghai Tire & Rubber
             Company Ltd., ADR                                7,250
   5,500  Shuntak Holdings Ltd., ADR                         14,729
   1,800  Singer Company, ADR                                15,413
  10,850  South China Morning
            Post, ADR                                        38,159
  86,500  Sun Hung Kai
            Properties Ltd., ADR                            602,645
  57,500  Swire Pacific Ltd., ADR                           301,702
  10,500  Wharf Holdings Ltd., ADR                          115,186
                                                       ------------
                                                          8,333,143
                                                       ------------
    Colombia -- 0.0%#
   1,100  Banco Ganadero SA, ADR                             48,125
   1,300  Banco Industrial
            Colombiano, ADR                                  18,200
                                                       ------------
                                                             66,325
                                                       ------------
    Denmark -- 0.7%
   2,300  ISS International Service
             Systems, ADR+                                   42,453
   4,600  Novo Nordisk AS, Series B                         657,920
   5,400  Novo Nordisk AS, Series B,
            ADR                                             390,825
   9,500  Tele Danmark, Series B, ADR                       292,719
                                                       ------------
                                                          1,383,917
                                                       ------------
    Finland -- 0.1%
   1,700  American Group Ltd., ADR+                          16,368
   1,700  Instrumentarium
            Corporation, ADR                                 28,900
     700  Rauma-Repola, ADR                                  10,587
   1,600  Valmet Corporation, ADR                            44,000
                                                       ------------
                                                             99,855
                                                       ------------
    France -- 6.1%
  22,500  Alcatel Alsthom Cie Generale
            D'Electric, ADR                                 569,531
   3,600  AXA Company                                       278,561
     700  Bouygues Offshore SA, ADR                          15,225
     800  Business Objects SA, ADR+                           8,300
   3,000  Canal Plus, ADR                                   111,555
   1,800  Carrefour SA                                      939,104
     300  Chargeurs SA                                       17,945
   1,950  Christian Dior SA                                 199,909
     100  Cie Europenne de
            Telesecurite C.E.T.                               4,671
     600  CIPE France                                        20,277
     755  Claring SA, ADR                                    57,956
   1,978  Clarins SA                                         30,365
   1,300  Coflexip SA, ADR                                   72,150
   4,500  Compagnie Generale des
            Eaux, ADR                                       125,613
   1,000  Companie Generale de
            Geophysique SA, ADR+                             25,625
     550  Credit Lyonnais                                    28,603
   3,900  Dassault Systemes SA, ADR                         120,413
  18,800  Elf Aquitaine, ADR                              1,102,150
     500  Essilor International                             149,539
  49,200  Eurotunnel SA+                                     47,414
  36,200  France Telecom SA+                              1,303,200
     800  Genset, ADR+                                       15,800
     600  Groupe AB SA, ADR+                                  3,863
  12,450  Groupe Danone, ADR                                444,751
   6,600  Havas SA, ADR                                     118,708
      50  Intertechnique SA                                  10,966
   8,900  Lafarge SA, ADR                                   194,652
   5,200  Lagardere Group                                   171,937
   2,900  Lagardere Group, ADR                               95,889
  15,700  Louis Vuitton Moet
            Hennessy, ADR                                   520,062
   3,500  LVMH (Moet Hennessy
            Louis Vuitton)                                  580,959
   3,800  Pechiney SA, ADR                                   74,100
   8,150  Pernod Ricard, ADR                                119,846
     800  Pinault Printemps-Redoute SA                      426,817
   9,050  PSA Peugeot Citroen, ADR                          285,283
  10,900  Rhone-Poulnec SA, ADR                             483,687
     400  Scor SA, ADR                                       19,100
     550  SEB SA                                             76,672
   5,200  SGS-Thompson
            Microelectronics, ADR+                          317,525
  14,100  Societe Generale, ADR                             384,211
     500  Stolt Comex Seaway SA+                             25,000
   5,500  Thomson CSF                                       173,357
  14,800  Total SA, Class B                               1,610,700
   2,700  Valeo SA, ADR                                     183,125
                                                       ------------
                                                         11,565,116
                                                       ------------
    Germany -- 8.0%
   1,500  Altana AG                                         102,977
  16,950  Bayer AG                                          633,169
  25,100  Bayer AG, ADR                                     941,601
  13,900  Commerzbank AG, ADR                               549,370
  16,700  Daimler-Benz AG                                 1,171,539
  14,000  Daimler-Benz AG, ADR                            1,011,500
  14,200  Deutsche Bank AG, ADR                           1,002,979
   1,350  Deutsche Pfandbrief-und
            Hypothekenbank AG                                79,997
  98,300  Deutsche Telekom, ADR                           1,830,837
   1,950  Deutz AG                                           14,308
      50  DLW AG                                              5,698
  16,100  Dresdner Bank AG, ADR                             742,822
   1,400  FAG Kugelfischer                                   18,483
     250  Fresenius AG                                       45,999
   2,750  Gehe AG                                           137,580
      56  Heidelberger
            Druckmaschinen AG                                 3,093
  21,300  Hoechst AG, ADR                                   746,831
     250  Kloeckner Werke AG                                 16,746
   2,600  Mannesmann AG                                   1,313,766
     300  Pfeiffer Vacuum
            Technology AG, ADR+                               8,400
      50  Porsche AG                                         83,382
     800  Puma AG, ADR                                       16,256
     500  Rheinmetall AG                                      9,742
  12,200  RWE AG, ADR                                       653,554
   1,400  SAP AG                                            425,304
  11,001  SAP AG, ADR                                     1,204,697
     100  SCHMALBACH LUBECA AG                               16,482
   2,300  SGL Carbon AG, ADR                                 98,613
  17,900  VEBA AG+                                        1,235,100
     900  Volkswagen AG                                     506,295
   5,000  Volkswagen AG, ADR                                562,834
                                                       ------------
                                                         15,189,954
                                                       ------------
    Greece -- 0.0%#
     400  Anangel -- American
            Shipholdings Ltd, ADR                             3,500
                                                       ------------
    Hong Kong -- 0.0%#
   1,050  Egana International Holdings
            Ltd.                                              3,387
                                                       ------------
    Hungary -- 0.0%#
     600  Euronet Services, Inc., ADR+                        4,650
     600  Pannonplast Rt.+                                    7,912
                                                       ------------
                                                             12,562
                                                       ------------
    Indonesia -- 0.2%
   3,300  Gulf Indonesia
            Resources Ltd.+                                  72,600
   5,300  PT Indorayon Utama, ADR+                            1,590
   3,883  PT Indosat, ADR                                    74,990
   1,100  PT Pasifik Satelit
            Nusantara, ADR+                                  16,913
  15,200  PT Telekomunikasi
            Indonesia, ADR                                  168,150
   1,100  PT Tri Polyta
            Indonesia, ADR+                                     756
                                                       ------------
                                                            334,999
                                                       ------------
    Ireland -- 0.4%
   4,300  Bank of Ireland, ADR                              266,600
     700  CBT Group Plc, ADR+                                57,487
   2,800  CRH, ADR                                          161,700
   2,400  Elan Corporation Plc, ADR+                        122,850
   2,100  Jefferson Smurfit Group, ADR                       57,225
   1,400  Ryanair Holdings Plc, ADR+                         35,175
   1,300  Saville Systems Ireland, ADR+                      53,950
     500  Warner Chilcott
            Laboratories, ADR+                                6,188
   2,800  Waterford Wedgwood Plc, ADR                        35,350
                                                       ------------
                                                            796,525
                                                       ------------
    Israel -- 0.2%
     200  American-Israeli Paper
            Mills, ADR                                        8,450
   1,300  Blue Square-Israel Ltd., ADR                       16,088
   1,300  Check Point Software
            Technologies Ltd., ADR+                          52,975
   2,700  ECI Telecommunications
            Ltd., ADR                                        68,850
     800  Elbit Medical Imaging
            Ltd., ADR                                         5,200
     900  Elbit Systems Ltd., ADR                            12,375
     800  Elron Electronic
            Industries Ltd., ADR                             12,800
     800  Elscint Ltd., ADR+                                  6,400
     500  ESC Medical Systems Ltd., ADR+                     19,375
   1,560  Frutarom+                                           1,406
     400  Gilat Satellite Network Ltd., ADR+                 11,450
   2,300  Koor Industries Ltd., ADR                          50,456
     500  Matav-Cable Systems
            Media Ltd., ADR+                                  9,000
     500  MEMCO Software Ltd.+                               10,125
     300  NICE-Systems Ltd., ADR+                            12,600
   1,600  Scitex Corporation, ADR                            19,300
     700  Tadiran Ltd.                                       24,763
     500  Tecnomatrix Technologies
            Ltd., ADR+                                       16,875
   2,100  Teva Pharmaceutical, ADR                           99,356
                                                       ------------
                                                            457,844
                                                       ------------
    Italy -- 2.1%
   3,272  Benetton Group SpA, ADR                           106,749
   1,600  De Rigo SpA, ADR+                                  10,000
  29,000  Ente Nazionale Idrocarburi
            SpA, ADR                                      1,654,812
  23,930  Fiat, ADR                                         352,968
   1,000  Fila Holding SpA, ADR                              20,125
   2,100  Industrie Natuzzi, ADR                             43,313
  14,500  Instituto Nazionale delle
            Assicurazioni, ADR                              293,625
   7,200  Istituto Mobiliare Italiano
             SpA, ADR                                       257,400
   1,700  Luxottica Group, ADR                              106,250
  19,242  Montedison SpA, ADR                               170,773
     500  SAES Getters SpA, ADR                               4,781
  13,900  Telecom Italia SpA                                889,600
                                                       ------------
                                                          3,910,396
                                                       ------------
    Japan -- 18.1%
  10,870  Amway Japan Ltd., ADR                             100,548
 112,000  Aoki Corporation                                   36,027
  25,000  Ashikaga Bank Ltd.                                 40,208
   6,700  Bandai Company Ltd., ADR                           24,462
 168,995  Bank of Tokyo, ADR                              2,376,492
   6,000  Canon Inc., ADR                                   700,500
  30,000  Chiyoda Corporation                                32,167
  48,000  Chuo Trust and Banking
            Company, Ltd.                                   106,610
   2,500  CSK Corporation, ADR                               64,375
  12,900  Dai'El, Inc., ADR                                  95,138
  34,000  Daifuku Company, Ltd.                             165,352
  34,000  Daishowa Paper
            Manufacturing Company, Ltd.                     187,486
   8,000  Deodeo Corporation                                 69,235
   9,750  Eisai Company Ltd., ADR                           149,126
  82,000  Fuji Bank                                         331,592
  18,600  Fuji Photo Film Company
            Ltd., ADR                                       710,288
 145,000  Fujita Corporation                                 52,194
  61,000  Hanwa Company, Ltd.                               108,386
 136,000  Haseko                                             69,786
  11,900  Hitachi Ltd., ADR                                 823,331
  31,000  Hitachi Plant Engineer &
            Construction                                     69,089
  16,800  Honda Motor
            Company Ltd., ADR                             1,241,100
 132,000  Industrial Bank of Japan                          940,185
  46,000  Isetan Co                                         192,004
 390,000  Ishikawajima-Harima
            Heavy Industries
            Company., Ltd.                                  582,446
 323,000  Isuzu Motors Ltd.                                 502,175
   3,900  Ito-Yokado Ltd., ADR                              793,894
  32,200  Japan Airlines Company, ADR                       169,050
  53,000  Japan Storage Battery Co., Ltd.                   123,803
  53,000  JGC Corporation                                   111,626
  13,000  JUSCO Co.                                         183,197
 149,000  Kajima Corporation                                375,438
 107,000  Kanebo, Ltd.                                       77,851
   6,000  Kanematsu-NNK Corporation                          32,626
 155,000  Kankaku Securities Company                        121,084
 290,000  Kawasaki Heavy Industries Ltd.                    448,648
  11,800  Kawasaki Steel Corporation, ADR                   161,436
  46,000  Keisei Electric Railway                           120,135
   3,800  Kirin Brewery Company, ADR                        278,825
  20,500  Kobe Steel Ltd., ADR+                              82,718
   9,100  Komatsu Ltd., ADR                                 183,256
   2,600  Kubota Corporation, ADR                           140,400
   3,400  Kyocera Corporation, ADR                          307,700
  93,000  Long Term Credit
            Bank of Japan                                   148,863
   6,200  Makita Corporation, ADR                            58,900
   7,600  Matsushita Electric Industrial
            Company Ltd., ADR                             1,155,200
  30,000  Mercian Corporation                                89,607
  28,400  Mitsubishi Corporation, ADR                       449,657
 448,000  Mitsubishi Electric
            Corporation                                   1,145,991
   3,000  Mitsui & Company Ltd., ADR                        360,000
  33,000  Mitsui Engineering &
            Shipbuiding Co., Ltd.                            20,977
 100,000  Mitsukoshi Ltd.                                   265,758
  41,000  Morinaga & Company                                 39,565
  11,200  NEC Corporation, ADR                              600,600
 130,000  New Japan Securities
            Company, Ltd.                                   106,533
  51,000  Nihon Cement Company, Ltd.                        105,070
  70,000  Niigata Engineering Co. Ltd.                       30,558
  77,000  Nikon Corporation                                 760,741
  65,000  Nippon Shinpan Company                             73,179
 113,100  Nippon Telegraph &
            Telephone Corporation, ADR                     4,898,644
  37,000  Nissan Diesel Motor
            Company, Ltd.                                    42,506
  45,600  Nissan Motor
            Company Ltd., ADR                               376,200
   7,900  Nokia Oyj, ADR                                    553,000
  40,000  Okuma Corporation                                 142,146
   9,600  Olympus Optical
            Company, ADR                                     66,480
 108,000  Orient Corporation                                174,527
  76,000  Penta-Ocean Construction                          106,518
   6,200  Pioneer Electronics
            Corporation, ADR                                101,138
   4,900  Ricoh Company Ltd., ADR                           305,059
  75,000  Sankyo Aluminium
            Industry Company                                 66,631
  75,000  Sankyo Company, Ltd.                               80,991
  14,100  Sanyo Electric
            Corporation, ADR                                180,656
     512  Sawako Corporation, ADR                             3,384
  11,600  Sega Enterprises, ADR                              52,637
  67,000  Seiyu Ltd.                                        211,412
  19,000  Shinagawa Refractories
             Company, Ltd.                                   43,800
  14,500  Shiseido Ltd., ADR                                198,375
   6,000  Sho-Bond Corporation                              108,448
  30,000  Showa Sangyo                                       45,952
  13,500  Sony Corporation, ADR                           1,225,125
  17,000  SS Pharmaceutical                                  46,741
  11,400  Sumitomo Metal
             Industries, ADR                                146,330
  71,000  Sumitomo Osaka Cement                              89,178
  33,000  Takara Shuzo                                      122,578
   4,800  TDK Corporation, ADR                              352,800
  63,000  The Daiwa Bank, Ltd.                              134,617
 250,000  The Mitsui Trust &
            Banking Company, Ltd.                           484,414
  31,000  TOA Corporation                                    40,599
  11,200  Tokio Marine & Fire
            Insurance Ltd, ADR                              646,800
  58,000  Tokyu Department Store                             83,511
 212,000  Tomen Corporation                                 146,129
   6,000  Toshiba Ceramics Co., Ltd.                         24,125
  35,000  Toshiba Machine Company                            72,375
  70,000  Toshoku                                               536
  72,170  Toyota Motor
            Corporation, ADR                              4,140,754
  99,000  Unitika Ltd.                                       53,075
   1,200  Wacoal Corporation, ADR+                           60,150
 252,000  Yamaichi Securities                                     0
  43,000  Yasuda Trust & Banking                             42,812
  47,000  Yuasa Corporation                                  41,395
                                                       ------------
                                                         34,605,736
                                                       ------------
    Korea -- 0.4%
  44,600  Korea Electric Power
            Corporation, ADR                                448,787
  13,600  Pohang Iron & Steel
            Company, Ltd., ADR                              237,150
  19,855  SK Telecom
            Company Ltd., ADR                               129,060
                                                       ------------
                                                            814,997
                                                       ------------
    Luxembourg -- 0.1%
   1,200  Espirito Santo Financial
            Holdings, ADR                                    24,375
   1,700  Millicom International
            Cellular S.A.+                                   63,963
   7,750  Minorco SA, ADR                                   129,812
                                                       ------------
                                                            218,150
                                                       ------------
    Malaysia -- 0.0%#
  41,000  Amalgamated Steelmills
            Berhad, ADR                                       7,175
   7,900  Resorts World Berhad, ADR                          66,518
                                                       ------------
                                                             73,693
                                                       ------------
    Mexico -- 1.7%
   2,900  Altos Hornos de
            Mexico SA, ADR+                                  33,712
   2,100  Apasco SA, Series A, ADR                           72,025
     800  Bufete Industries, ADR+                             7,800
  22,200  Cemex SA, ADR                                     201,088
   1,700  Coca-Cola Femsa SA, ADR                            98,600
   2,500  Consorcio G. Grupo
            Dina, ADR+                                       13,438
   2,000  Controladora Comercial
            Mexican SA de CV, ADR                            51,875
   2,505  Desc de CV, Series C, ADR                          93,937
   4,000  Empresas Ica, ADR                                  65,750
   4,400  Empresas La Moderna
            SA de CV, ADR+                                   95,425
  33,000  Grupo Carso SA, ADR                               433,125
   1,100  Grupo Casa Autrey, ADR                             22,481
   6,500  Grupo Elektra, ADR                                228,719
   7,800  Grupo Financiero Bancomer
            SA de CV, ADR+                                  100,511
   4,400  Grupo Financiero Serfin
            SA de CV, ADR+                                   11,550
   1,100  Grupo Imsa SA, ADR                                 25,919
     800  Grupo Industrial
            Durango SA, ADR+                                 11,400
   2,400  Grupo Industrial
            Maseca SA, ADR                                   37,200
   2,100  Grupo Iusacell, Series L, ADR+                     45,544
     500  Grupo Radio Central, ADR                            7,125
   5,600  Grupo Telivisa SA, ADR+                           216,650
   2,800  Grupo Tribasa SA, ADR+                             16,625
   1,000  Industries Bachoco SA+                             19,500
   1,100  Kimberly Clark Inc., ADR                           26,919
  19,000  Telefono de Mexico SA, ADR                      1,065,187
   3,300  Tolmex SA de CV, ADR+                             192,182
   2,000  Transport Matima Mexico,
            Class L, ADR                                     14,750
   2,700  Tubos de Acero de
            Mexico, ADR+                                     58,387
   4,300  Vitro Sociedad Anomina, ADR                        56,169
                                                       ------------
                                                          3,323,593
                                                       ------------
    Netherlands -- 4.6%
  51,300  ABN AMRO Holding, ADR                           1,000,350
   9,400  AEGON Insurance, ADR                              842,475
   5,100  Akzo Nobel, ADR                                   443,062
   2,500  ASM Lithography
             Holdings NV+                                   168,750
   6,800  Baan Company, ADR+                                224,400
     500  Chicago Bridge & Iron
            Company NV                                        8,125
   5,200  DSM, ADR                                          118,763
  12,600  Elsevier, ADR                                     406,350
   6,525  Fortis Amev, ADR                                  285,664
   3,200  Gucci Group, ADR                                  134,000
  50,405  ING Groep                                       2,122,944
   4,800  Ispat International NV,
            Class A+                                        103,800
   3,400  KLM Royal Dutch Airlines,
            ADR                                             128,350
  13,060  Koninklijke Ahold, ADR                            341,192
   3,100  Koninklijke Bols Wessanen
            NV, ADR                                          48,205
     500  Koninklijke Van Ommeren, ADR                       16,838
   1,300  Madge Networks NV, ADR+                             5,038
   5,400  New Holland NV, ADR                               142,762
     800  Oce Van Der Griten, ADR                            87,400
     500  Orthofix International
            NV, ADR+                                          5,875
  12,300  Philips Electronics NV, ADR                       744,150
   1,800  Polygram NV, ADR                                   85,838
     600  QIAGEN N.V. ADR+                                   26,775
   1,600  Royal Nedlloyd Group, ADR                          18,224
  16,700  Royal PTT Nederland, ADR                          693,050
   3,300  Toolex Alpha NV, ADR+                              31,763
     200  Velcro Industries
            NV, ADR                                          19,200
   6,900  VNU-Verenigde Nederlandse
            Uitgeversbedrijven
            Verenigd Bezit, ADR                             194,689
   2,600  Wolters Kluwer, ADR                               335,897
                                                       ------------
                                                          8,783,929
                                                       ------------
    New Zealand -- 0.2%
   1,325  Fletcher Challenge, Building, ADR                  27,494
   1,325  Fletcher Challenge, Energy, ADR                    47,203
   3,160  Fletcher Challenge, Forest, ADR                    26,465
   2,550  Fletcher Challenge, Paper, ADR                     32,034
   4,500  Telecommunications of New
            Zealand Ltd., ADR                               174,375
     500  Tranz Rail Holdings Ltd., ADR                       5,750
                                                       ------------
                                                            313,321
                                                       ------------
    Norway -- 0.3%
   1,800  Nera ASA, ADR                                       9,900
   8,250  Norsk Hydro AS, ADR                               420,750
   1,100  Petroleum Geo--
            Services, ADR+                                   71,225
   4,300  Saga Petroleum, Class A, ADR                       71,487
   1,700  Smedvig ASA, ADR                                   35,897
     700  Unitor ASA, ADR                                     8,583
                                                       ------------
                                                            617,842
                                                       ------------
    Peru -- 0.1%
   2,500  Banco Wiese, ADR                                   12,500
     500  Compania de Minas
            Buenaventura SA, ADR                              8,000
   8,500  Telefonica del Peru SA, ADR                       198,156
                                                       ------------
                                                            218,656
                                                       ------------
    Philippines -- 0.1%
   4,100  Philippine Long Distance
            Telephone Company, ADR                           92,250
   8,000  San Miguel Corporation,
            Class B, ADR                                     97,776
                                                       ------------
                                                            190,026
                                                       ------------
    Portugal -- 0.4%
   4,200  Banco Comercial
            Portuges SA, ADR                                 85,050
  10,900  Electricidade de
            Portugal SA, ADR+                               422,375
   6,900  Portugal Telecom SA, ADR                          324,300
                                                       ------------
                                                            831,725
                                                       ------------
    Russia -- 0.4%
   1,200  Chernogorneft, ADR+                                13,710
   4,800  Lukoil, ADR                                       442,800
   2,200  Trade House GUM                                    12,210
  10,000  Unified Energy Systems+                           302,400
   1,000  Vimpel - Communications,
            ADR+                                             35,625
                                                       ------------
                                                            806,745
                                                       ------------
    Singapore -- 0.3%
   6,500  Asia Pacific Resources
            International Holdings Ltd.,
            Class A+                                         12,187
     500  Asia Pacific Wire & Cable
            Corporation Ltd.+                                 3,594
   1,300  China Yuchai, ADR+                                  3,575
   3,200  Cycle & Carriage Ltd., ADR                         26,390
   5,475  Development Bank of
            Singapore, ADR                                  187,103
  29,750  Keppel Corporation Ltd.                            85,429
   6,100  Neptune Orient Lines Ltd.,
            ADR                                               9,626
   8,000  Sembawang Corporation Ltd.,
            ADR                                              17,088
  16,300  United Overseas Bank Ltd.,
            ADR                                             180,902
                                                       ------------
                                                            525,894
                                                       ------------
    South Africa -- 0.5%
   5,100  Driefontein
            Consolidated, ADR                                33,787
   3,900  Gold Fields of South
            Africa Ltd.                                      60,450
   1,600  Harmony Gold Mining
            Company Ltd., ADR+                                3,600
   6,265  Imperial Holdings Ltd., ADR                        72,737
   9,100  Iscor Ltd., ADR                                    26,927
   3,300  Kloof Gold Mining Ltd., ADR                        10,931
  18,000  Liberty Life Association of
            Africa Ltd., ADR                                231,174
   3,400  Pepkor Ltd., ADR                                   34,932
  20,800  Sasol Ltd., ADR                                   219,700
   3,100  Servgro International Ltd., ADR                    35,142
  10,200  South African Breweries., ADR                     251,523
  13,100  Wooltru Ltd., ADR                                  41,186
                                                       ------------
                                                          1,022,089
                                                       ------------
    Spain -- 2.2%
  25,100  Banco Bilbao Vizcaya, ADR                         811,044
  11,900  Banco Central Hispano, ADR                        285,600
  17,300  Banco Santander SA, ADR                           563,331
  22,300  Banesto Espanol de
            Credito, ADR+                                   109,783
   3,100  Compania Sevillana
            Electric, ADR                                    57,966
   9,100  Corporacion Bancaria
            Argentaria                                      278,119
  37,700  Endesa S.A., ADR                                  685,669
  10,850  Repsol, ADR                                       461,803
  11,300  Telefonica de Espana SA, ADR                    1,029,006
                                                       ------------
                                                          4,282,321
                                                       ------------
    Sweden -- 2.2%
   4,300  AGA AB, ADR                                        57,108
  59,500  Astra AB, ADR                                   1,022,656
   6,666  Atlas Copco, ADR                                  199,833
   3,800  Autoliv Inc., ADR                                 124,450
     500  Biacore International AB,
            ADR+                                              4,344
   2,800  Electrolux AB, ADR                                193,200
  34,700  Ericsson (L.M.) Telephone
            Company, Class B, ADR                         1,294,744
  10,050  Sandvik AB, ADR                                   288,566
   4,300  SKF AB, ADR                                        90,300
   7,100  Svenska Cellulosa AB, ADR                         160,304
   1,700  Swedish Match Company, ADR                         56,525
  22,500  Volvo AB, Series B                                603,597
                                                       ------------
                                                          4,095,627
                                                       ------------
    Switzerland -- 7.6%
   1,200  ABB AB, ADR                                       141,300
   2,900  ABB AG, ADR                                       364,188
   5,000  Adecco SA, ADR                                    176,562
  18,800  Credit Suisse Group, ADR                          728,256
  29,200  Nestle, ADR                                     2,191,174
  45,166  Novartis, ADR                                   3,670,596
     500  Roche Hldgs Ltd.                                   49,634
     512  Roche Holding AG                                5,082,503
   7,800  Sulzer Medica, ADR+                               181,350
  27,500  Swiss Bank Corporation, ADR                       855,984
   1,200  TAG Heuer
            International SA, ADR+                            9,900
  37,900  Union Bank of Switzerland,
            ADR                                           1,095,613
                                                       ------------
                                                         14,547,060
                                                       ------------
    Taiwan -- 0.3%
   3,693  Macronix International
            Company Ltd., ADR                                51,702
  29,600  Taiwan Semiconductor
            Manufacturing Company+                          538,350
                                                       ------------
                                                            590,052
                                                       ------------
    Thailand -- 0.0%#
   3,800  Advanced Information Services
            PCL, ADR                                         18,309
  10,050  Shinawatra Corporation, ADR                        16,698
                                                       ------------
                                                             35,007
                                                       ------------
    United Kingdom -- 28.6%
  23,900  Abbey National Plc, ADR                           856,552
 120,750  Airtours Plc                                    2,459,315
   2,800  Albert Fisher Group Plc, ADR                       16,556
 143,550  Alexon Group Plc                                  627,177
  37,300  Allied Domeq Plc, ADR                             337,554
   4,200  Allied Irish Banks, ADR                           243,600
   2,100  Amvescap Plc, ADR                                 181,125
 268,000  Ashley (Laura) Holdings Plc                       162,870
  14,000  AXA SA, ADR 546,000
  55,800  B.A.T Industries Plc, ADR                       1,046,250
  37,200  BAA Plc, ADR                                      298,392
  15,800  Barclays Plc, ADR                               1,725,162
  15,800  Bass Publishing Limited
            Company Plc, ADR                                489,800
   1,000  Bespak Plc, ADR                                    11,415
  32,117  BG PLC, ADR                                       728,654
  26,400  Blue Circle
            Industries Plc, ADR                             148,078
   3,950  Bluebird Toys                                       5,807
   4,600  Boc Group Plc, ADR                                151,512
   1,600  Body Shop
            International Plc, ADR                           18,790
   2,100  Booker Plc, ADR                                    42,771
   3,600  British Airways Plc, ADR                          337,275
   2,500  British Biotech Plc, ADR+                          41,563
 309,000  British Petroleum
            Company Plc                                   4,087,616
  13,600  British Petroleum
            Company Plc, ADR                              1,083,750
   6,200  British Sky Broadcasting
            Group Plc, ADR                                  275,900
   7,300  British Steel Plc, ADR                            156,494
  22,600  British Telecommunications
            Plc, ADR                                      1,815,062
 223,050  British-Borneo Petroleum
            Syndicate Plc                                 1,560,692
  32,960  BTR Plc, ADR                                      398,453
   3,800  Burmah Castrol Plc, ADR                           132,525
  12,812  Cable & Wireless
            Communications Plc+                             312,292
  26,500  Cable & Wireless Plc, ADR                         720,469
   8,950  Cadbury Schweppes Plc, ADR                        370,306
     700  Cantab Pharmaceuticals Plc, ADR+                    6,825
   4,300  Carlton Communications Plc,
            ADR                                             167,700
   2,755  Christian Salvesen Plc, ADR                        45,251
     600  Christies International Plc, ADR                   27,101
   8,450  Coats Viyella Plc, ADR                             37,890
   1,100  COLT Telecom Group Plc, ADR+                       46,888
  11,500  Compass Group Plc, ADR                            141,473
     870  Cordiant Communications
            Group                                             8,211
  14,600  Courtaulds Plc, ADR                                67,525
   1,700  Danka Business Systems
            Plc, ADR                                         27,094
     500  Denison International Plc, ADR+                     8,625
  22,850  Diageo Plc                                        865,444
   2,000  Dixons Group Plc                                   20,071
   5,000  Dixons Group Plc, ADR                             150,535
     400  Doncasters Plc, ADR+                                8,450
     700  Dr. Solomon's
            Group Plc, ADR+                                  22,575
     600  Eidos Plc, ADR+                                     7,350
  15,725  EMI Group Plc, ADR+                               261,381
   4,925  Energy Group Plc, ADR                             219,778
   4,300  English China Clays Plc, ADR                       56,786
   5,400  Enterprise Oil Plc, ADR                           152,550
   6,200  Gallaher Group Plc, ADR                           132,525
   2,800  General Cable Plc+                                 19,250
     400  Gentia Software Plc+                                1,100
     500  Getty Communications
            Plc, ADR+                                         7,438
  57,200  Glaxo Wellcome Plc, ADR                         2,738,450
  12,200  Guinness Plc, ADR                                 558,077
   4,825  Hanson Trust Plc, ADR                             111,277
   6,300  Hills Down Holdings Plc,
            ADR                                              61,261
  99,050  Huntingdon Life Sciences
            Group Plc                                        75,651
   1,000  Huntingdon Life Sciences
            Group Plc, ADR+                                   3,625
   6,600  Imperial Chemical Industries
            Plc, ADR                                        428,587
   9,425  Imperial Tobacco Group Plc,
            ADR                                             116,634
   2,000  Ionica Group Plc, ADR+                             13,250
 149,750  John Mowlem & Company Plc                         218,908
  12,100  Kingfisher Plc, ADR                               337,868
  10,500  Lasmo Plc, ADR                                    133,219
   1,800  Laura Ashley Holdings Plc, ADR                      5,470
  62,000  Logica Plc                                      1,184,341
     400  London & Overseas
            Freight Plc, ADR+                                 5,814
  88,650  London Forfaiting Co. Plc                         519,819
   2,700  London International
            Group Plc, ADR                                   35,775
     600  London Pacific Group
            Ltd. Plc, ADR                                     7,200
  65,800  Low & Bonar Plc                                   348,006
   5,400  LucasVarity Plc, ADR                              188,325
 121,750  M.L. Laboritories Plc+                            167,978
 291,400  Manchester United Plc                             765,799
  16,900  Marks & Spencer Plc, ADR                          997,624
   3,200  Medeva Plc, ADR                                    35,200
     500  Micro Focus Group Plc, ADR+                        20,188
   6,100  National Grid Group Plc, ADR                      289,555
  11,000  National Power Plc, ADR                           435,875
  10,400  National Westminster
            Bank Plc, ADR                                 1,040,000
   5,000  NFC Plc, ADR                                       63,750
     400  Novel Denim Holdings Ltd.+                          8,000
   2,472  Nycomed Amersham Plc                               90,533
   9,400  Orange Plc, ADR+                                  203,862
  20,000  Pearson Plc, ADR                                  259,840
  10,900  Peninsular & Oriental
            Steam Plc, ADR                                  249,115
   6,100  Powergen Plc, ADR                                 324,062
   5,100  Premier Farnell Plc, ADR                           68,531
   1,600  Premier Oil Plc, ADC                               13,928
  13,800  Prudential Plc, ADR                               840,241
   5,300  Racal Electronics Plc, ADR                         46,486
   1,800  Ramco Energy Plc, ADR                              23,963
  15,100  Rank Group Plc, ADR                               169,875
  18,800  Redland Ltd. Plc, ADR                             105,600
  12,600  Reed International Plc                            120,034
  10,150  Reed International Plc, ADR                       419,322
  10,300  Rentokil Initial PLC, ADR                         455,816
  10,100  Reuters Holdings,
            Class B Plc, ADR                                669,125
  18,100  Rexam Plc, ADR                                     83,713
   9,700  Rio Tinto Plc, ADR                                501,975
     870  Saatchi & Saatchi Plc+                              7,776
 253,400  Salvesen Christian Plc                            407,885
  59,100  Scholl Plc                                        250,445
   1,600  Scottish Hydro-Electric
            Plc, ADR                                        131,926
   7,400  Scottish Power Plc, ADR                           261,568
   4,200  Sedgwick Group Plc, ADR                            51,713
   1,700  Select Appointments
            Holdings Plc, ADR                                31,025
     500  SELECT Software Tools
            Plc, ADR+                                         2,813
   1,700  Senetek Plc, ADR+                                   8,341
  60,000  Shell Transportation &
            Trading Plc, ADR                              2,625,000
   4,000  Siebe Plc                                          78,512
   7,800  Siebe Plc, ADR                                    306,197
1,417,500 Signet Group                                      710,114
     400  Signet Group Plc+                                   5,700
     300  Smallworldwide Plc, ADR+                            6,563
  39,700  Smithkline Beecham
            Group Plc, ADR                                2,042,069
  16,983  Southern Electric
            Corporation Plc, ADR                            141,978
 151,300  Standard Chartered                              1,615,317
   1,300  Stolt-Nielsen SA Plc                               27,544
     850  Stolt-Nielsen SA Plc, ADR                          18,594
   3,000  Tate & Lyle Plc, ADR                               99,119
   3,200  Telewest Communications
            Plc, ADR+                                        39,200
  30,000  Tesco Plc                                         247,380
  74,500  Tesco Plc, ADR                                    605,685
   3,564  Thorn EMI Plc, ADR                                 36,308
   8,500  TI Group Plc, ADR                                 130,399
  10,700  Tomkins Plc, ADR                                  204,637
   1,400  Trinity International Plc, ADR                     22,305
  35,600  Ulster Television Plc                             139,604
  67,300  Unilever Plc, ADR                               2,321,850
  19,100  United Biscuits Holdings
            Plc, ADR                                         70,395
   4,600  United News & Media Plc, ADR                      106,950
  11,050  Vodafone Group Plc, ADR                           801,125
   3,100  Waste Management
            International Plc, ADR+                          19,375
   2,500  Wembley Plc, ADR                                   49,275
   7,000  Williams Holdings
            Ltd. Plc, ADR                                   116,585
   3,200  Willis Corroon
            Group Plc, ADR                                   39,400
   2,800  WPP Group Plc, ADR                                126,350
   1,000  Xenova Group Plc, ADR+                              2,250
  11,400  Zeneca Group Plc, ADR                           1,231,200
                                                       ------------
                                                         54,601,612
                                                       ------------
    United States -- 0.0%#
     600  Fresh Del Monte
            Produce Inc.+                                     8,775
     550  National-Oilwell, Inc.+                            18,787
                                                       ------------
                                                             27,562
                                                       ------------
    Venezuela -- 0.1%
     500  Banco Venezolano de
            Credito, ADR                                      6,941
   1,700  Compania Anonima Nacional
             Telefonos
            de Venezuela, ADR                                70,762
   2,400  Mavesa SA, ADR                                     15,300
   6,000  Sidervrgica/Venez/Sivensa,
            ADR                                              25,105
                                                       ------------
                                                            118,108
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $169,932,183)                                   190,577,309
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 0.3%
  (Cost $491,000)
$ 491,000  Agreement with State
            Street Bank and Trust
            Company, 6.000% dated
            12/31/1997, to be
            repurchased at $491,163
            on 01/02/1998,
            collateralized by $445,000
            U.S. Treasury Bond,
            6.875% maturing
            08/15/2025 (value $505,214)                     491,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $170,423,183*)                         100.0%   191,068,309
OTHER ASSETS AND
  LIABILITIES (Net)                              0.0#        82,566
                                               ----    ------------
NET ASSETS                                     100.0%  $191,150,875
                                               ====    ============


---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Amount represents less than 0.1% of net assets.


ABBREVIATION:
ADR --American Depository Receipt


               See Notes to Financial Statements.

Munder International Equity Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)


At December 31, 1997 sector diversification of the Munder International Equity Fund was as follows:



                                              % of
                                             Net Assets    Value
                                              -------------------


COMMON STOCKS:
Banking & Financial Services.......          16.6%     $ 31,642,626
Oil & Gas..........................          10.2        19,525,771
Telecommunications.................          10.0        19,031,827
Drugs & Health Care................           9.1        17,428,852
Automotive.........................           5.8        11,183,856
Food & Beverage....................           5.4        10,241,374
Machinery & Heavy Equipment........           5.2         9,954,116
Utilities..........................           4.3         8,183,713
Retail.............................           4.0         7,659,654
Chemicals..........................           2.8         5,353,020
Electric & Electrical Equipment....           2.6         5,062,336
Transportation.....................           2.5         4,742,381
Metals & Mining....................           2.0         3,769,418
Printing & Publishing..............           1.9         3,620,787
Electronics........................           1.9         3,615,606
Building & Building Materials......           1.4         2,690,558
Photography........................           1.4         2,630,468
Software...........................           1.1         2,078,289
Household Appliances & Home
  Furnishings......................           1.0         1,963,481
Apparel & Textiles.................           1.0         1,927,197
Manufacturing......................           1.0         1,963,237
Tobacco............................           0.9         1,656,412
Diversified Industrial.............           0.9         1,633,626
Real Estate........................           0.8         1,578,047
Conglomerates......................           0.8         1,514,974
Forest Paper & Products............           0.7         1,435,683
Business Services..................           0.7         1,255,764
Entertainment......................           0.7         1,247,630
Office Supplies....................           0.6         1,235,397
Broadcasting & Advertising.........           0.6         1,110,069
Computers..........................           0.4           699,599
Miscellaneous......................           1.4         2,941,541
                                            -----      ------------
TOTAL COMMON
  STOCKS...........................          99.7       190,577,309
REPURCHASE
  AGREEMENT........................           0.3           491,000
                                            -----      ------------
TOTAL INVESTMENTS .................         100.0       191,068,309
OTHER ASSETS AND
  LIABILITIES (Net)................           0.0#           82,566
                                            -----      ------------
NET ASSETS.........................         100.0%     $191,150,875
                                            =====      ============



                  See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 96.8%
    Aerospace -- 0.7%
  9,000  Kellstrom Industries, Inc.+                      $ 222,750
                                                       ------------
    Apparel -- 1.0%
 16,000  Cutter & Buck, Inc.+                               298,000
                                                       ------------
    Banking and Financial Services -- 6.4%
 24,000  ACE Cash Express, Inc.+                            273,000
 11,000  American Capital
           Strategies, Ltd.                                 199,375
  8,700  Dime Financial Corporation                         265,350
 25,000  First International
           Bancorp, Inc.                                    303,125
 11,400  Home Bancorp of Elgin, Inc.                        203,775
 14,000  Litchfield Financial
           Corporation                                      271,250
  9,700  People's Bancshares, Inc.                          220,675
  6,200  SIS Bancorp, Inc.                                  249,162
                                                       ------------
                                                          1,985,712
                                                       ------------
    Broadcasting -- 1.2%
 15,000  Macrovision Corporation+                           238,125
 10,000  Medialink Worldwide, Inc.+                         135,000
                                                       ------------
                                                            373,125
                                                       ------------
    Building Materials -- 0.7%
 14,000  Dayton Superior Corporation+                       231,000
                                                       ------------
    Business Services -- 2.8%
 20,000  Diamond Technology
           Partners, Inc.+                                  310,000
 10,000  Hagler Bailly, Inc.+                               225,000
 15,000  Hall, Kinion & Associates, Inc.+                   328,125
                                                       ------------
                                                            863,125
                                                       ------------
    Chemicals -- 1.7%
 15,000  Brunswick Technologies, Inc.+                      219,375
 23,400  Pioneer Companies, Inc.                            307,125
                                                       ------------
                                                            526,500
                                                       ------------
    Commercial Services-- 2.8%
  8,000  COMARCO, Inc.+                                     176,000
 16,800  International Total
           Services, Inc.+                                  266,700
 20,000  Securacom, Inc.+                                   195,000
  2,800  SOS Staffing Services, Inc.+                        52,850
 10,000  SteriGenics International,
            Inc.+                                           190,000
                                                         ----------
                                                            880,550
                                                         ----------
    Communication Equipment -- 0.1%
  9,800  KVH Industries, Inc.+                               49,613
                                                         ----------
    Computers & Business Equipment -- 2.0%
 35,000  Mizar, Inc.+                                       210,000
 20,000  ScanSource, Inc.+                                  400,000
                                                         ----------
                                                            610,000
                                                         ----------
    Computer Hardware, Software
      or Services -- 12.0%
  2,400  Analytical Surveys, Inc.+                           82,200
  5,500  Applied Voice Technology+                          155,375
 10,000  Aris Corporation                                   210,000
 20,000  Box Hill Systems Corporation+                      208,750
 10,000  Concord Communications, Inc.+                      207,500
 15,000  FDP Corporation                                    159,375
 15,000  H.T.E., Inc.+                                      311,250
 10,000  Logility, Inc.+                                     97,500
 30,000  Made2Manage Systems, Inc.+                         226,875
 28,300  Neoware Systems, Inc.+                              67,212
 20,000  NewCom, Inc.+                                      295,000
 13,500  Quadra Med Corp.+                                  371,250
 15,000  Simulation Sciences, Inc.+                         240,000
 15,000  SPR, Inc.+                                         255,000
 30,000  Template Software, Inc.+                           442,500
 25,000  UBICS, Inc.+                                       375,000
                                                         ----------
                                                          3,704,787
                                                         ----------
    Electrical Equipment-- 3.4%
 18,000  Aehr Test Systems+                                 144,000
 15,000  FARO Technologies, Inc.+                           174,375
 15,000  inTEST Corporation+                                105,000
 20,000  Merrimac Industries, Inc.                          255,000
 10,000  ORBIT/FR, Inc.+                                    161,250
 19,800  Trans-Industries, Inc.+                            207,900
                                                         ----------
                                                          1,047,525
                                                         ----------
    Electronics -- 7.5%
 50,000  A.C.S. Electronics Ltd.+                           243,750
 17,900  Applied Micro Circuits
           Corporation+                                     221,512
140,000  Dense-Pac Microsystems, Inc.+                      647,500
 15,000  Frequency Electronics, Inc.                        240,000
 20,000  Herley Industries, Inc.+                           241,250
 30,000  Hi-Shear Technologies
           Corporation+                                     176,250
 12,000  JPM Company+                                       255,000
 50,000  Microdyne Corporation+                             300,000
                                                         ----------
                                                          2,325,262
                                                         ----------
    Entertainment & Gaming -- 1.5%
 20,000  Brass Eagle, Inc.+                                 247,500
 20,000  Silicon Gaming, Inc.+                              208,750
                                                         ----------
                                                            456,250
                                                         ----------
    Gas & Pipeline Utilities -- 1.1%
 60,000  Penn Octane Corporation+                           333,750
                                                         ----------
    Health Care Producers -- 0.9%
 20,000  Medco Research, Inc.+                              280,000
                                                         ----------
    Industrial Machinery -- 1.6%
 17,000  Metrika Systems Corporation+                       259,250
 12,700  Park-Ohio Industries+                              231,775
                                                         ----------
                                                            491,025
                                                         ----------
    Insurance -- 2.7%
  6,200  FPIC Insurance Group, Inc.+                        180,575
 10,200  INSpire Insurance
           Solutions, Inc.+                                 212,925
  7,000  PAULA Financial+                                   161,000
 13,500  Penn America Group, Inc.                           276,750
                                                           --------
                                                            831,250
                                                           --------
    Leisure -- 1.2%
 47,000  Racing Champions
           Corporation+                                     364,250
                                                           --------
    Lodging -- 0.9%
 20,000  Suburban Lodges of
           America, Inc.+                                   266,250
                                                           --------
    Machinery -- 2.4%
 15,000  Gradall Industries, Inc.+                          247,500
  7,320  Hirsch International
           Corporation+                                     161,040
100,000  InterSystems, Inc.                                 187,500
 15,000  Schmitt Industries, Inc.+                          138,750
                                                           --------
                                                            734,790
                                                           --------
    Manufactured Housing -- 0.5%
 14,690  Miller Building Systems, Inc.+                     143,228
                                                           --------
    Medical and Medical Services -- 14.2%
 20,000  Bioanalytical Systems, Inc.+                       152,500
 16,000  Castle Dental Centers, Inc.+                       124,000
 11,660  Cholestech Corporation+                            145,750
  4,200  CN Biosciences, Inc.+                              105,000
 20,000  Diagnostic Health Services,
           Inc.+                                            236,250
 20,000  Home Health Corporation of
           America+                                         207,500
  5,500  IMPATH, Inc.+                                      180,125
 25,000  Medirisk, Inc.+                                    275,000
 15,000  Meridian Diagnostics, Inc.                         151,875
 15,000  Morrison Health Care, Inc.                         300,000
 16,000  Neogen Corporation+                                182,000
 40,000  Norland Medical Systems+                           300,000
 20,000  Priority Healthcare
           Corporation+                                     302,500
 30,000  ProMedCo Management
            Company+                                        303,750
 15,000  SeaMED Corporation+                                277,500
 30,000  Somnus Medical
           Technologies, Inc.+                              382,500
 35,000  Vision Twenty-One, Inc.+                           323,750
 25,000  Young Innovations, Inc.+                           450,000
                                                         ----------
                                                          4,400,000
                                                         ----------
    Metal Processing -- 0.9%
 15,000  SIFCO Industries, Inc.                             286,875
                                                         ----------
    Motion Pictures & Services -- 0.7%
 50,000  Brilliant Digital
           Entertainment, Inc.+                             234,375
                                                         ----------
    Oil & Gas -- 4.5%
 17,000  American Oilfield Divers, Inc.+                    216,750
 15,000  Dril-Quip Inc.+                                    526,875
 20,000  OYO Geospace Corporation+                          377,500
 50,000  Petroleum Development
           Corporation+                                     262,500
                                                         ----------
                                                          1,383,625
                                                         ----------
    Pharmaceuticals -- 1.0%
 17,000  ChiRex, Inc.+                                      299,625
                                                         ----------
    Printing and Publishing -- 0.7%
 19,000  Schawk Inc.                                        213,750
                                                         ----------
    Restaurants -- 2.4%
 14,000  Il Fornaio (America)
           Corporation+                                     208,250
 20,000  Schlotzsky's, Inc.+                                292,500
 22,000  Star Buffet, Inc.+                                 253,000
                                                         ----------
                                                            753,750
                                                         ----------
    Retail -- 5.8%
 16,250  Freds, Inc.                                        333,125
 11,000  Gadzooks, Inc.+                                    231,000
 13,000  Hot Topic, Inc.+                                   295,750
 16,000  Mark Bros. Jewelers, Inc.+                         264,000
 10,000  Piercing Pagoda, Inc.+                             287,500
 11,100  Rent-Way, Inc.+                                    205,350
 50,000  Shop At Home, Inc.+                                184,375
                                                         ----------
                                                          1,801,100
                                                         ----------
    Schools -- 1.2%
 20,000  Bright Horizons, Inc.+                             375,000
                                                       ------------
    Shoes -- 0.9%
 25,000  Maxwell Shoe Company, Inc.+                        268,750
                                                       ------------
    Technology -- 0.5%
 15,000  Excel Technology, Inc.+                            166,875
                                                       ------------
    Telecommunications -- 5.8%
 20,000  Advanced Communication
           Systems, Inc.+                                   186,250
  8,000  Alpha Industries, Inc.+                            129,000
 30,000  EIS International, Inc.+                           165,000
 20,000  Gilat Communications Ltd.+                         147,500
 70,000  International FiberCom, Inc.+                      367,500
 20,000  Melita International
           Corporation+                                     181,250
 25,000  NACT Telecommunications,
           Inc.+                                            443,750
 13,020  ViaSat, Inc.+                                      177,398
                                                       ------------
                                                          1,797,648
                                                       ------------
    Tobacco -- 1.7%
 12,500  800-JR CIGAR, Inc.+                                312,500
 23,000  Holt's Cigar Holdings, Inc.+                       209,875
                                                       ------------
                                                            522,375
                                                       ------------
    Trucking & Freight Forwarding -- 1.4%
 25,000  Dynamex, Inc.+                                     281,250
 17,000  Trailer Bridge, Inc.+                              150,875
                                                       ------------
                                                            432,125
                                                       ------------
TOTAL COMMON STOCKS
  (Cost  $29,229,977)                                    29,954,615
                                                       ------------

Principal
 Amount
---------

  REPURCHASE AGREEMENT -- 4.0%
  (Cost  $1,228,000)
$1,228,000 Agreement with State
             Street Bank and Trust
             Company, 6.000%
             dated 12/31/1997,
             to be repurchased at
             $1,228,409 on 01/02/1998,
             collateralized by
             $1,225,000 U.S. Treasury
             Note, 5.875% maturing 01/31/1999
             (value $1,257,028)                           1,228,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $30,457,977*)                         100.8%    31,182,615
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.8)      (249,493)
                                               -----   ------------
NET ASSETS                                     100.0%  $ 30,933,122
                                               =====   ============




---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security




                       See Notes to Financial Statements.

Munder Mid-Cap Growth Fund
 Portfolio of Investments, December 31, 1997

Shares                                                    Value
------                                                    -----


COMMON STOCKS -- 92.8%
    Automobile Parts & Equipment -- 4.6%
33,000  Mark IV Industries, Inc.                          $ 721,875
28,900  Miller Industries, Inc.+                            310,675
19,000  Tower Automotive, Inc.+                             799,188
                                                         ----------
                                                          1,831,738
                                                         ----------
    Banking and Finance -- 2.9%
 7,875  Charter One Financial, Inc.                         497,109
31,264  Sovereign Bancorp, Inc.                             648,728
                                                         ----------
                                                          1,145,837
                                                         ----------
    Basic Industries -- 1.8%
18,600  Waters Corporation+                                 699,825
                                                         ----------
    Chemicals -- 1.1%
 9,700  Minerals Technologies, Inc.                         440,744
                                                         ----------
    Commercial Services -- 4.6%
19,000  ABR Information
          Services, Inc.+                                   453,625
26,800  AccuStaff, Inc.+                                    616,400
28,500  COREStaff, Inc.+                                    755,250
                                                         ----------
                                                          1,825,275
                                                         ----------
    Communication Equipment -- 5.2%
22,400  ADC Telecommunications, Inc.+                       935,200
18,300  Aspect Telecommunications
          Corporation+                                      382,013
48,300  Xylan Corporation+                                  730,537
                                                         ----------
                                                          2,047,750
                                                         ----------
    Computer Hardware, Software
      or Services -- 11.0%
12,200  Adaptec, Inc.+                                      452,925
30,000  Cadence Design Systems, Inc.+                       735,000
21,200  Fiserv, Inc.+                                     1,041,450
39,500  Indus Group, Inc.+                                  286,375
76,000  Iomega Corporation+                                 945,250
19,000  Parametric Technology
          Corporation+                                      900,125
                                                         ----------
                                                          4,361,125
                                                         ----------
    Electronics -- Semiconductors -- 3.9%
19,500  Altera Corporation+                                 645,938
25,600  Maxim Integrated Products,
          Inc.+                                             883,200
                                                         ----------
                                                          1,529,138
                                                         ----------
    Financial Services-- 5.1%
15,700  FINOVA Group, Inc.                                  780,093
27,700  Green Tree Financial
          Corporation                                       725,394
24,584  Imperial Credit Industries,
          Inc.+                                             503,972
                                                         ----------
                                                          2,009,459
                                                         ----------
    Gaming -- 1.9%
34,000  Mirage Resorts, Inc.+                               773,500
                                                         ----------
    Health Care Products -- 1.3%
10,300  Elan Corporation+                                   527,231
                                                         ----------
    Insurance -- 4.8%
34,000  HCC Insurance Holdings, Inc.                        722,500
19,800  Nationwide Financial
          Services, Inc.                                    715,275
 7,600  Vesta Insurance Group, Inc.                         451,250
                                                         ----------
                                                          1,889,025
                                                         ----------
    Investment Corporation -- 2.6%
19,500  Sirrom Capital Corporation                        1,016,438
                                                         ----------
    Lodging -- 1.1%
13,200  CapStar Hotel Company+                              452,925
                                                         ----------
    Machinery -- 1.1%
 9,700  Donaldson Company, Inc.                             437,106
                                                         ----------
    Medical Instruments & Supplies -- 3.2%
26,000  STERIS Corporation+                               1,254,500
                                                         ----------
    Medical Services -- 7.3%
24,000  ESC Medical Systems Ltd.+                           930,000
23,000  HBO & Company                                     1,104,000
31,800  Total Renal Care Holdings, Inc.+                    874,500
                                                         ----------
                                                          2,908,500
                                                         ----------
    Oil Equipment & Services -- 6.8%
 7,800  Camco International, Inc.                           496,762
 7,000  Cooper Cameron Corporation+                         427,000
14,500  Diamond Offshore Drilling,
          Inc.                                              697,812
27,800  Precision Drilling
          Corporation+                                      677,625
 6,300  Smith International, Inc.+                          386,663
                                                         ----------
                                                          2,685,862
                                                         ----------
    Paper and Forest Products -- 1.3%
12,000  Bemis Company, Inc.                                 528,750
                                                         ----------
    Printing -- 2.9%
31,000  Valassis Communications, Inc.+                    1,147,000
                                                         ----------
    Public Service -- 3.2%
34,500  Corrections Corporation of
          America+                                        1,278,656
                                                         ----------
    Publishing -- 1.4%
10,700  Applied Graphics
           Technologies, Inc.+                              569,775
                                                         ----------
    Real Estate -- 4.6%
19,500  Equity Residential Properties
          Trust+                                            450,938
15,900  Mack-Cali Realty Corporation                        651,900
17,000  Spieker Properties, Inc.                            728,875
                                                         ----------
                                                          1,831,713
                                                         ----------
    Recreation -- 1.1%
20,400  Signature Resorts, Inc.+                            446,250
                                                         ----------
    Retail -- 5.8%
16,000  General Nutrition
          Companies, Inc.+                                  544,000
48,900  Pier 1 Imports, Inc.                              1,106,362
44,700  The Sports Authority, Inc.+                         659,325
                                                         ----------
                                                          2,309,687
                                                         ----------
    Sporting Equipment -- 0.9%
12,800  Callaway Golf Company                               365,600
                                                         ----------
    Telephone -- Long Distance -- 1.3%
16,500  LCI International, Inc.+                            507,375
                                                        -----------
TOTAL COMMON STOCKS
  (Cost  $35,798,882)                                    36,820,784
                                                        -----------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 5.9%
  (Cost  $2,326,000)
$2,326,000 Agreement with State
              Street Bank and Trust
              Company, 6.000% dated
              12/31/97, to be repurchased
              at $2,326,775 on
              01/02/1998, collateralized
              by $2,225,000 U.S. Treasury
              Note, 7.500% maturing
              11/15/2001
              (value $2,376,576)                          2,326,000
                                                        -----------
TOTAL INVESTMENTS
  (Cost  $38,124,882*)                          98.7%    39,146,784
OTHER ASSETS AND
  LIABILITIES (Net)                              1.3        524,574
                                               ----     -----------
NET ASSETS                                     100.0%   $39,671,358
                                               ====     ===========


---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security



                     See Notes to Financial Statements.

Munder Multi-Season Growth Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 98.2%
    Advertising -- 2.5%
393,600  Omnicom, Inc.                                 $ 16,678,800
                                                       ------------
    Aerospace -- 1.6%
 98,075  Sundstrand Corporation                           4,940,528
 77,450  United Technologies
           Corporation                                    5,639,328
                                                       ------------
                                                         10,579,856
                                                       ------------
    Automobile Parts & Equipment -- 2.9%
279,750  Johnson Controls, Inc.                          13,358,063
276,653  Mark IV Industries, Inc.                         6,051,784
                                                       ------------
                                                         19,409,847
                                                       ------------
    Banking and Financial Services -- 12.6%
226,000  Associates First Capital
           Corporation                                   16,074,250
 82,375  BankAmerica Corporation                          6,013,375
111,117  Charter One Financial, Inc.                      7,014,261
117,125  Chase Manhattan Corporation                     12,825,187
323,825  Green Tree Financial
           Corporation                                    8,480,167
126,775  MGIC Investment Corporation                      8,430,538
316,000  Norwest Corporation                             12,205,500
132,000  Summit Bancorp                                   7,029,000
 61,875  U.S. Bancorp                                     6,926,133
                                                       ------------
                                                         84,998,411
                                                       ------------
    Building Materials -- 1.5%
363,275  Sherwin-Williams Company                        10,080,881
                                                       ------------
    Business Equipment and Supplies -- 1.8%
275,300  Avery Dennison Corporation                      12,319,675
                                                       ------------
    Business Services -- 5.3%
249,700  Automatic Data
           Processing, Inc.                              15,325,337
212,175  Equifax, Inc.                                    7,518,952
430,188  First Data Corporation                          12,582,999
                                                       ------------
                                                         35,427,288
                                                       ------------
    Commercial Services -- 3.3%
636,687  Cendant Corporation+                            21,886,116
                                                       ------------
    Computer Hardware, Software or
      Services -- 8.9%
130,975  Adaptec, Inc.+                                   4,862,447
124,425  BMC Software, Inc.+                              8,165,391
372,600  Cabletron Systems, Inc.+                         5,589,000
235,800  CISCO Systems, Inc.+                            13,145,850
204,525  Hewlett-Packard Company                         12,782,812
 74,750  Intel Corporation                                5,251,187
185,768  Oracle Systems Corporation+                      4,144,949
132,350  Parametric Technology
           Corporation+                                   6,270,081
                                                        -----------
                                                         60,211,717
                                                        -----------
    Consumer Non-Durables -- 0.7%
118,325  Newell Company                                   5,028,813
                                                        -----------
    Diversified -- 9.6%
230,000  AlliedSignal Corporation                         8,955,625
220,200  Textron, Inc.                                   13,762,500
478,050  Thermo Electron Corporation+                    21,273,225
456,500  Tyco International Ltd.                         20,571,031
                                                        -----------
                                                         64,562,381
                                                        -----------
    Drugs -- 7.2%
202,400  Amgen, Inc.+                                    10,954,900
131,875  Merck & Co., Inc.                               14,011,719
117,600  Pfizer, Inc.                                     8,768,550
232,500  Schering-Plough Corporation                     14,444,062
                                                        -----------
                                                         48,179,231
                                                        -----------
    Electrical Equipment -- 4.3%
220,975  Emerson Electric Company                        12,471,277
221,300  General Electric Company                        16,237,887
                                                        -----------
                                                         28,709,164
                                                        -----------
    Food and Beverages -- 2.0%
240,250  Sara Lee Corporation                            13,529,078
                                                        -----------
    Home Furnishings -- 0.9%
142,050  Leggett & Platt, Inc.                            5,948,344
                                                        -----------
    Household Products -- 1.0%
116,141  Lancaster Colony Corporation                     6,547,449
                                                        -----------
    Insurance -- 3.7%
101,762  American International
           Group, Inc.                                   11,066,617
202,400  MBIA, Inc.                                      13,522,850
                                                        -----------
                                                         24,589,467
                                                        -----------
    Machinery -- 0.3%
 50,000  Donaldson Company, Inc.                          2,253,125
                                                        -----------
    Manufactured Housing -- 1.8%
667,143  Clayton Homes, Inc.                             12,008,574
                                                        -----------
    Medical Services & Supplies -- 3.2%
512,500  HEALTHSOUTH
           Corporation+                                  14,221,875
110,000  Johnson & Johnson Company                        7,246,250
                                                        -----------
                                                         21,468,125
                                                        -----------
    Oil Equipment and Services -- 4.2%
202,700  Reading & Bates Corporation+                     8,488,062
 74,150  Schlumberger Ltd.                                5,969,075
293,300  Transocean Offshore, Inc.                       14,133,394
                                                        -----------
                                                         28,590,531
                                                        -----------
    Railroad -- 1.6%
318,400  Illinois Central Corporation                    10,845,500
                                                        -----------
    Recreation -- 2.1%
260,475  Carnival Corporation, Class A                   14,423,803
                                                        -----------
    Restaurants -- 2.7%
111,600  Cracker Barrel
           Old Country Store, Inc.                        3,724,650
595,775  Wendy's International, Inc.                     14,335,836
                                                        -----------
                                                         18,060,486
                                                        -----------
    Retail -- Specialty -- 8.0%
316,170  Consolidated Stores
           Corporation+                                  13,891,719
189,950  Costco Companies, Inc.+                          8,476,519
258,025  General Nutrition
           Companies, Inc.+                               8,772,850
264,200  Home Depot, Inc.                                15,554,775
218,450  Walgreen Company                                 6,853,869
                                                        -----------
                                                         53,549,732
                                                        -----------
    Telecommunications -- 3.5%
242,600  Century Telephone
           Enterprises                                   12,084,513
389,925  WorldCom, Inc.+                                 11,795,231
                                                       ------------
                                                         23,879,744
                                                       ------------
    Toys -- 1.0%
178,125  Mattel, Inc.                                     6,635,156
                                                       ------------

TOTAL COMMON STOCKS
  (Cost  $463,220,257)                                  660,401,294
                                                       ------------

Principal
 Amount
---------

  REPURCHASE AGREEMENT -- 1.9%
  (Cost  $12,986,000)
$12,986,000   Agreement with State
               Street Bank and Trust
               Company, 6.000% dated
               12/31/1997, to be
               repurchased at
               $12,990,329 on
               01/02/1998, collateralized
               by $11,670,000 U.S.
               Treasury Note, 6.875%
               maturing 08/15/2025
               (value $13,249,103)                       12,986,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $476,206,257*)                        100.1%   673,387,294
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.1)      (766,571)
                                               -----   ------------
NET ASSETS                                     100.0%  $672,620,723
                                               =====   ============



---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security



                         See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 91.7%
    Apartments -- 15.3%
 57,300  Amli Residential
           Properties, Inc.                             $ 1,274,925
 78,900  Avalon Properties, Inc.                          2,440,969
 59,700  Bay Apartment Communities,
           Inc.                                           2,328,300
 75,025  Camden Property Trust                            2,325,775
 59,900  Equity Residential Properties
           Trust                                          3,028,693
 70,300  Irvine Apartment
           Communities, Inc.                              2,236,419
                                                       ------------
                                                         13,635,081
                                                       ------------
    Community Shopping Centers -- 13.9%
 50,000  Agree Realty Corporation                         1,087,500
136,675  Bradley Real Estate, Inc.                        2,870,175
 70,000  Developers Diversified
           Realty Corporation                             2,677,500
129,700  IRT Property Company                             1,532,081
 75,450  Kimco Realty Corporation                         2,659,613
 32,000  Vornado Realty Trust                             1,502,000
                                                       ------------
                                                         12,328,869
                                                       ------------
    Hotels -- 8.7%
 70,100  FelCor Suite Hotels, Inc.                        2,488,550
 76,201  Patriot American
           Hospitality, Inc.                              2,195,541
 52,800  Starwood Lodging Trust                           3,055,800
                                                       ------------
                                                          7,739,891
                                                       ------------
    Office & Industrial -- 33.4%
 77,975  Arden Realty Group, Inc.                         2,397,731
 27,000  Boston Properties, Inc.                            892,688
 74,900  Crescent Real Estate
           Equities, Inc.                                 2,949,187
117,000  Duke Realty Investments, Inc.                    2,837,250
116,995  Equity Office Properties
           Trust                                          3,692,652
 75,450  Highwoods Properties, Inc.                       2,805,797
105,150  Kilroy Realty Corporation                        3,023,062
 74,700  Mack-Cali Realty Corporation                     3,062,700
 94,100  Prentiss Properties Trust                        2,628,919
 79,200  Reckson Associates Realty
           Corporation                                    2,009,700
 62,700  Spieker Properties, Inc.                         2,688,263
 29,200  Tower Realty Trust, Inc.                           719,050
                                                      -------------
                                                         29,706,999
                                                      -------------
    Regional Malls -- 7.4%
 80,050  CBL & Associates
           Properties, Inc.                               1,976,234
 91,450  JP Realty, Inc.                                  2,371,985
 69,150  Simon DeBartolo Group, Inc.                      2,260,341
                                                      -------------
                                                          6,608,560
                                                      -------------
    Storage -- 4.6%
 89,500  Public Storage, Inc.                             2,629,062
 35,700  Storage USA                                      1,425,769
                                                      -------------
                                                          4,054,831
                                                      -------------
    Triple Net Lease -- 5.1%
 34,000  CCA Prison Realty Trust                          1,517,250
 78,000  Commercial Net Lease Realty                      1,394,250
 41,600  TriNet Corporate Realty
           Trust, Inc.                                    1,609,400
                                                      -------------
                                                          4,520,900
                                                      -------------
    Other -- 3.3%
  6,840  Crescent Operating, Inc.+                          167,580
 93,775  Glenborough Realty Trust, Inc.                   2,778,085
                                                      -------------
                                                          2,945,665
                                                      -------------
TOTAL COMMON STOCKS
   (Cost  $64,508,817)                                   81,540,796
                                                      -------------
WARRANTS -- 0.0%#
   (Cost $0)
  2,053  Security Capital Group, Inc.
           expires 09/18/1998+                               10,778
                                                       ------------
Principal
 Amount
---------

REPURCHASE AGREEMENT -- 7.9%
  (Cost  $7,053,000)
$7,053,000 Agreement with State Street
             Bank and Trust Company,
             6.000% dated 12/31/1997,
             to be repurchased at
             $7,055,351 on 01/02/1998,
             collateralized by $6,970,000
             U.S. Treasury Note, 6.750% maturing
             04/30/2000 (value $7,197,389)                7,053,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost  $71,561,817*)                          99.6%    88,604,574
OTHER ASSETS AND
  LIABILITIES (Net)                              0.4        400,441
                                               ----    ------------
NET ASSETS                                     100.0%  $ 89,005,015
                                               ====    ============

----------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Amount represents less than 0.1% of net assets.


                         See Notes to Financial Statements.

Munder Small-Cap Value Fund
    Portfolio of Investments, December 31, 1997


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 92.8%
     Airlines -- 1.2%
   43,450  Midwest Express
             Holdings, Inc.+                            $ 1,686,403
                                                       ------------
     Automobile Parts & Equipment -- 3.0%
  158,533  Control Devices, Inc.+                         2,536,528
   97,600  Motorcar Parts &
             Accesories, Inc.+                            1,634,800
                                                       ------------
                                                          4,171,328
                                                       ------------
     Banking and Financial Services -- 16.9%
   61,180  Carolina First Bancshares                      1,315,370
  122,300  Commonwealth Bancorp, Inc.                     2,430,712
  112,200  Flagstar Bancorp, Inc.                         2,221,209
   74,600  Home Bancorp of Elgin, Inc.                    1,333,475
  209,100  Long Beach Financial
             Corporation+                                 2,430,787
   28,300  Long Island Bancorp, Inc.                      1,404,388
  107,700  McDonald & Company
             Investments                                  3,055,987
   50,600  Metris Companies, Inc.                         1,733,050
   34,400  Ocean Financial Corporation                    1,281,400
   29,300  Prime Bancshares, Inc.                           611,638
   33,700  Provident Bankshares
             Corporation                                  2,152,588
   54,400  SIS Bancorp, Inc.                              2,186,200
   69,600  WSFS Financial Corporation+                    1,392,000
                                                       ------------
                                                         23,548,804
                                                       ------------
     Building Materials -- 4.5%
  134,800  Dayton Superior Corporation+                   2,224,200
   61,700  U.S. Home Corporation+                         2,421,725
  113,900  Universal Forest Products, Inc.                1,551,887
                                                       ------------
                                                          6,197,812
                                                       ------------
     Chemicals -- 3.4%
   86,200  General Chemical Group, Inc.                   2,305,850
   72,100  The Carbide/Graphite
             Group, Inc.+                                 2,433,375
                                                       ------------
                                                          4,739,225
                                                       ------------
     Commercial Services -- 0.8%
  154,800  First Aviation Services, Inc.+                 1,151,325
                                                       ------------
     Computer Hardware, Software
       or Services -- 3.3%
   56,500  3Dlabs, Inc. Ltd.+                             1,313,625
   80,700  Computer Products, Inc.+                       1,825,837
   36,400  Comverse Technology, Inc.+                     1,419,600
                                                      -------------
                                                          4,559,062
                                                      -------------
     Consumer Durables -- 0.6%
   84,260  Lifetime Hoan Corporation                        832,068
                                                      -------------
     Containers -- 1.0%
   55,600  Ivex Packaging Corporation+                    1,334,400
                                                      -------------
     Diversified Industrial -- 1.3%
  119,200  Griffon Corporation+                           1,743,300
                                                      -------------
     Electronics -- 7.0%
  109,600  Integrated Device
             Technology, Inc.+                            1,034,350
  136,200  inTEST Corporation+                              953,400
   42,100  Jabil Circuit, Inc.+                           1,673,475
   54,000  Kuhlman Corporation                            2,112,750
   84,400  Microsemi Corporation+                         1,482,275
   82,700  ORBIT/FR, Inc.+                                1,333,537
   73,400  Pioneer-Standard
             Electronics, Inc.                            1,119,350
                                                      -------------
                                                          9,709,137
                                                      -------------
     Food and Beverages -- 3.0%
   66,100  Hudson Foods, Inc.                             1,359,181
   97,400  J&J Snack Foods Corporation+                   1,594,925
   84,666  Worthington Foods, Inc.                        1,185,324
                                                      -------------
                                                          4,139,430
                                                      -------------
     Health Care -- 1.6%
   67,300  Sierra Health Services, Inc.+                  2,262,963
                                                      -------------
     Home Furnishings -- 1.9%
   60,600  Toro Company                                   2,583,075
                                                      -------------
     Hotels -- 1.0%
  100,000  Suburban Lodges of
             America, Inc.+                               1,331,250
                                                      -------------
     Insurance -- 8.6%
   88,000  ARM Financial Group, Inc.                      2,321,000
   35,500  ESG Re Ltd.+                                     834,250
   19,400  Executive Risk, Inc.                           1,354,363
   70,500  INSpire Insurance
             Solutions, Inc.+                             1,471,687
   82,700  IPC Holdings Ltd.                              2,661,906
   28,100  NAC Re Corporation                             1,371,631
   45,000  Philadelphia Consolidated
             Holding Corporation+                           798,750
   49,300  Stirling Cooke Brown Holdings
              Ltd.+                                       1,207,850
                                                       ------------
                                                         12,021,437
                                                       ------------
     Leisure -- 1.1%
   51,200  Steiner Leisure Ltd.+                          1,580,800
                                                       ------------
     Manufacturing -- 1.1%
  134,900  Foamex International, Inc.                     1,467,038
                                                       ------------
     Medical and Medical Services -- 0.9%
   45,000  Bioanalytical Systems, Inc.+                     343,125
  100,000  Vision Twenty-One, Inc.+                         925,000
                                                       ------------
                                                          1,268,125
                                                       ------------
     Medical Supplies -- 2.5%
  113,500  Bindley Western Industries, Inc.               3,504,313
                                                       ------------
     Metals and Metal Processing -- 6.1%
   85,300  Atchison Casting Corporation+                  1,386,125
  150,000  Novamerican Steel, Inc.+                       1,743,750
   73,800  Quanex Corporation                             2,075,625
  146,100  Recycling Industries, Inc.+                      876,600
   94,400  Rohn Industries, Inc.                            486,750
   68,800  TransTechnology Corporation                    1,947,900
                                                       ------------
                                                          8,516,750
                                                       ------------
     Oil and Gas -- 7.7%
   20,000  Bayard Drilling
             Technologies, Inc.+                            325,000
   28,100  Cliffs Drilling Company+                       1,401,487
   61,900  Colonial Gas Company                           1,783,494
   34,200  Giant Industries, Inc.                           649,800
   53,100  Houston Exploration Company+                     975,713
   43,700  North Carolina Natural Gas
             Corporation                                  1,518,575
   64,470  Southern Union Company+                        1,539,221
   73,800  Southwest Gas Corporation                      1,379,137
   30,100  Veritas DGC, Inc.+                             1,188,950
                                                       ------------
                                                         10,761,377
                                                       ------------
     Real Estate -- 8.8%
   53,600  Bay Apartment
             Communities, Inc.                            2,090,400
   45,600  Developers Diversified
             Realty Corporation                           1,744,200
   39,000  Golf Trust America                             1,131,000
   71,000  JP Realty, Inc.                                1,841,562
   69,000  Kilroy Realty Corporation                      1,983,750
   62,500  Prentiss Properties Trust                      1,746,094
   69,100  Reckson Associates
             Realty Corporation                           1,753,413
                                                       ------------
                                                         12,290,419
                                                       ------------
     Retail -- 1.7%
  105,000  Finlay Enterprises, Inc.+                      2,388,750
                                                       ------------
     Telecommunications -- 2.4%
  348,700  Century Communications
             Corporation, Class A+                        3,399,825
                                                       ------------
     Tobacco -- 0.6%
   35,200  800-JR CIGAR, Inc.+                              880,000
                                                       ------------
     Transportation -- 0.8%
   47,900  Roadway Express, Inc.                          1,059,788
                                                       ------------
TOTAL COMMON STOCKS
   (Cost  $111,784,795)                                 129,128,204
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 6.9%
   (Cost  $9,593,000)
$9,593,000  Agreement with State Street
              Bank and Trust Company,
              6.000% dated 12/31/1997,
              to be repurchased at
              $9,596,198 on 01/02/1998,
              collateralized by $8,420,000
              U.S. Treasury Note, 7.125%
              maturing 02/15/2023
              (value $9,786,936)                          9,593,000
                                                       ------------
TOTAL INVESTMENTS
   (Cost  $121,377,795*)                     99.7%      138,721,204
OTHER ASSETS AND
   LIABILITIES (Net)                          0.3           376,134
                                            -----      ------------
NET ASSETS                                  100.0%     $139,097,338
                                            =====      ============

----------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.


                         See Notes to Financial Statements.

Munder Small Company Growth Fund
  portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 88.3%
     Advertising -- 1.1%
 181,600   HA-LO Industries, Inc.+                      $ 4,721,600
                                                       ------------
     Aerospace & Defense -- 2.5%
 147,150   AAR Corporation                                5,702,062
 220,800   REMEC, Inc.+                                   4,968,000
                                                       ------------
                                                         10,670,062
                                                       ------------
     Automobile Parts & Equipment -- 2.2%
 566,400   Miller Industries, Inc.+                       6,088,800
  76,100   Tower Automotive, Inc.+                        3,200,956
                                                       ------------
                                                          9,289,756
                                                       ------------
     Banking and Financial Services -- 5.6%
  96,300   Amresco, Inc.+                                 2,913,075
 278,130   Financial Federal Corporation+                 6,570,821
 120,702   HUBCO, Inc.                                    4,722,466
 229,115   Litchfield Financial
             Corporation                                  4,439,103
  38,000   Provident Bankshares
             Corporation                                  2,427,250
  51,950   Sirrom Capital Corporation                     2,707,894
                                                       ------------
                                                         23,780,609
                                                       ------------
     Broadcasting -- 1.3%
 166,960   Metro Networks, Inc.+                          5,467,940
                                                       ------------
     Business Services -- 1.0%
 162,260   Interim Services, Inc.+                        4,198,478
                                                       ------------
     Commercial Services -- 5.8%
 116,500   Cort Business Services
             Corporation+                                 4,638,156
 137,600   F.Y.I., Inc.+                                  3,164,800
 171,000   Lason Holdings, Inc.+                          4,552,875
  79,200   Metzler Group, Inc.+                           3,177,900
 151,600   Nichols Research Corporation+                  3,790,000
 221,760   Ontrack Data
             International, Inc.+                         5,530,140
                                                       ------------
                                                         24,853,871
                                                       ------------
     Computer Hardware, Software
       or Services -- 14.0%
 278,900   Advanced Digital Information
             Corporation+                                 4,601,850
 234,030   Axent Technologies, Inc.+                      4,037,018
 245,720   Boole & Babbage, Inc.+                         7,340,885
 290,610   Deltek Systems, Inc.+                          4,595,271
 135,780   Engineering Animation, Inc.+                   6,245,880
 137,000   Factset Research Systems, Inc.+                4,212,750
 227,080   Inter-Tel, Inc.                                4,399,675
 161,450   Metro Information
             Services, Inc.+                              4,480,237
  64,800   National Instruments
             Corporation+                                 1,879,200
 406,240   Simulation Sciences, Inc.+                     6,499,840
 236,480   Tecnomatix Technologies Ltd.,
             ADR+                                         7,981,200
 200,200   USCS International, Inc.+                      3,403,400
                                                       ------------
                                                         59,677,206
                                                       ------------
     Electrical Equipment -- 0.8%
 252,650   Trident International, Inc.+                   3,284,450
                                                       ------------
     Electronics -- 8.4%
 198,190   Berg Electronics Corporation+                  4,508,823
 331,690   Computer Products, Inc.+                       7,504,486
 135,700   DII Group, Inc.+                               3,697,825
 200,500   Electromagnetic Sciences,
             Inc.+                                        4,060,125
 151,100   Qlogic Corporation+                            4,457,450
 182,280   Sawtek, Inc.+                                  4,807,635
 223,320   Tracor, Inc.+                                  6,783,345
                                                       ------------
                                                         35,819,689
                                                       ------------
     Energy and Natural Resources -- 1.3%
 314,740   Newpark Resources, Inc.+                       5,507,950
                                                       ------------
     Funeral Services -- 1.1%
 195,100   Equity Corporation
             International+                               4,511,688
                                                       ------------
     Health Care Products -- 3.8%
 411,260   Graham Field
             Health Products                              6,862,901
 361,040   Helen of Troy Ltd.+                            5,821,770
  70,900   Medicis Pharmaceutical
             Corporation+                                 3,624,763
                                                       ------------
                                                         16,309,434
                                                       ------------
     Hotels -- 0.9%
 104,950   CapStar Hotel Company+                         3,601,097
                                                       ------------
     Insurance -- 3.6%
 139,340   Allied Group, Inc.                             3,988,608
  67,810   CMAC Investment Corporation                    4,094,029
  30,800   Executive Risk, Inc.                           2,150,225
 246,550   HCC Insurance Holdings, Inc.                   5,239,187
                                                       ------------
                                                         15,472,049
                                                       ------------
     Leisure -- 2.3%
 474,460   Racing Champions
             Corporation+                                 3,677,065
 199,420   Steiner Leisure Ltd.+                          6,157,092
                                                       ------------
                                                          9,834,157
                                                       ------------
     Machinery -- Tools -- 1.1%
  69,000   Applied Power, Inc.                            4,761,000
                                                       ------------
     Managed Healthcare -- 2.3%
 163,967   Concentra Managed Care,
             Inc.+                                        5,533,886
 233,077   FPA Medical Management,
             Inc.+                                        4,341,059
                                                       ------------
                                                          9,874,945
                                                       ------------
     Medical Services -- 7.1%
 208,500   Assisted Living Concepts,
             Inc.+                                        4,117,875
 501,200   Capital Senior Living
             Corporation+                                 5,231,275
 150,900   Curative Health Services,
              Inc.+                                       4,583,588
 168,140   MedQuist, Inc.+                                5,842,865
 195,985   National Surgery Centers,
             Inc.+                                        5,144,606
 145,890   Renal Treatment Centers,
             Inc.+                                        5,270,276
                                                       ------------
                                                         30,190,485
                                                       ------------
     Medical Supplies -- 6.2%
 207,200   CONMED Corporation+                            5,439,000
 277,460   Molecular Devices Corporation+                 5,896,025
 257,359   Serologicals Group, Inc.+                      6,691,334
 106,205   Sola International, Inc.+                      3,451,662
 360,900   Trex Medical Corporation+                      5,030,044
                                                       ------------
                                                         26,508,065
                                                       ------------
     Oil and Gas -- 2.7%
 180,400   National-Oilwell, Inc.+                        6,167,425
 229,000   Tuboscope Vetco
             International Corporation+                   5,510,312
                                                       ------------
                                                         11,677,737
                                                       ------------
     Pharmaceuticals -- 0.5%
 113,550   ChiRex, Inc.+                                  2,001,319
                                                       ------------
     Restaurants -- 1.9%
 190,500   Landry's Seafood Restaurants,
             Inc.+                                        4,572,000
 249,000   Schlotzsky's, Inc.+                            3,641,625
                                                       ------------
                                                          8,213,625
                                                       ------------
     Retail -- 2.6%
 302,750   Eagle Hardware & Garden,
             Inc.+                                        5,865,781
 345,890   The Sports Authority, Inc.+                    5,101,878
                                                       ------------
                                                         10,967,659
                                                       ------------
     Telecommunications -- 5.0%
 177,830   Comverse Technology, Inc.+                     6,935,370
  59,900   Gilat Satellite Networks
             Ltd., ADR+                                   1,714,638
 325,810   LCC International, Inc.+                       4,724,245
 263,000   Melita International
             Corporation+                                 2,383,437
  37,600   Natural Microsystems
             Corporation+                                 1,748,400
  36,200   P-COM, Inc.+                                     624,450
 180,040   Teledata Communications Ltd.+                  3,285,730
                                                       ------------
                                                         21,416,270
                                                       ------------
     Tobacco -- 1.8%
 129,050   800-JR CIGAR, Inc.+                            3,226,250
 114,070   Schweitzer-Mauduit
             International, Inc.                          4,249,107
                                                       ------------
                                                          7,475,357
                                                       ------------
     Transporation -- Trucking -- 1.4%
 132,500   Heartland Express, Inc.+                       3,560,937
  88,050   Knight Transportation, Inc.+                   2,443,388
                                                       ------------
                                                          6,004,325
                                                       ------------
TOTAL COMMON STOCKS
   (Cost  $328,501,993)                                 376,090,823
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 10.7%
   (Cost  $45,810,000)
$45,810,000   Agreement with State
                 Street Bank and Trust
                 Company, 6.000% dated
                 12/31/1997, to be
                 repurchased at
                 $45,825,270 on
                 01/02/1998, collateralized
                 by $44,295,000 U.S.
                 Treasury Note, 9.250%
                 maturing 08/15/1998
                 (value $46,731,225)                     45,810,000
                                                       ------------
TOTAL INVESTMENTS
   (Cost  $374,311,993*)                     99.0%      421,900,823
OTHER ASSETS AND
   LIABILITIES (Net)                          1.0         4,176,642
                                            -----      ------------
NET ASSETS                                  100.0%     $426,077,465
                                            =====      ============


----------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security



                         See Notes to Financial Statements.

Munder Value Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----

COMMON STOCKS -- 94.5%
     Aerospace & Defense -- 2.0%
  173,400  Howmet International, Inc.+                  $ 2,601,000
                                                       ------------
     Airlines -- 1.3%
   35,200  Continental Airlines, Inc.+                    1,694,000
                                                       ------------
     Automobile Parts & Equipment -- 2.6%
   60,600  Dura Automotive Systems, Inc.+                 1,499,850
   75,700  Standard Products Company                      1,939,813
                                                       ------------
                                                          3,439,663
                                                       ------------
     Banking and Financial Services -- 12.0%
   38,650  Banc One Corporation                           2,099,178
   22,800  Chase Manhattan Corporation                    2,496,600
   54,150  First American Corporation                     2,693,962
  131,650  Hibernia Corporation, Class A                  2,476,666
   35,850  Mercantile Bankshares
             Corporation                                  1,402,631
   93,900  Paine Webber Group, Inc.                       3,245,419
   67,000  Sovereign Bancorp, Inc.                        1,390,250
                                                       ------------
                                                         15,804,706
                                                       ------------
     Building Materials -- 3.1%
   68,150  Pulte Corporation                              2,849,522
   28,400  Texas Industries, Inc.                         1,278,000
                                                       ------------
                                                          4,127,522
                                                       ------------
     Chemicals -- 1.0%
   88,600  Airgas, Inc.+                                  1,240,400
                                                       ------------
     Computer Hardware, Software
       or Services -- 3.3%
   33,900  Compaq Computer
             Corporation                                  1,913,231
   38,600  Hewlett-Packard Company                        2,412,500
                                                       ------------
                                                          4,325,731
                                                       ------------
     Containers -- 2.1%
   73,650  Owens-Illinois, Inc.+                          2,794,097
                                                       ------------
     Electric Utilities -- 2.2%
   33,700  CMS Energy Corporation                         1,484,906
   29,200  New Century Energies, Inc.                     1,399,775
                                                       ------------
                                                          2,884,681
                                                       ------------
     Electronics -- 4.4%
   51,700  Micron Technology, Inc.+                       1,344,200
   57,000  Texas Instruments, Inc.                        2,565,000
   55,100  Xilinx, Inc.+                                  1,931,944
                                                       ------------
                                                          5,841,144
                                                       ------------
     Home Furnishings and Housewares -- 4.5%
  122,050  Furniture Brands
             International, Inc.+                         2,502,025
   91,650  Maytag Corporation                             3,419,691
                                                       ------------
                                                          5,921,716
                                                       ------------
     Insurance -- 9.2%
   19,650  Ace Ltd.                                       1,896,225
   22,800  Allstate Corporation                           2,071,950
   41,450  Hartford Life, Inc.                            1,878,203
   62,200  Nationwide Financial
             Services, Inc.                               2,246,975
  134,000  Reliance Group Holdings, Inc.                  1,892,750
   51,050  Torchmark Corporation                          2,147,291
                                                       ------------
                                                         12,133,394
                                                       ------------
     Medical Services -- 4.5%
  157,850  Beverly Enterprises, Inc.+                     2,052,050
   22,600  PacifiCare Health
             Systems, Inc.+                               1,183,675
  104,300  Trigon Healthcare, Inc.+                       2,724,837
                                                       ------------
                                                          5,960,562
                                                       ------------
     Office Supplies -- 0.9%
   52,900  John H. Harland Company                        1,110,900
                                                       ------------
     Oil and Gas -- 11.1%
   51,600  ENSCO International, Inc.                      1,728,600
   81,100  McDermott International, Inc.                  2,970,287
   90,800  Santa Fe Energy Resources,
             Inc.+                                        1,021,500
   24,500  Santa Fe International
             Corporation                                    996,844
   45,900  Triton Energy Ltd.+                            1,339,706
   53,950  USX-Marathon Group                             1,820,813
   85,500  Valero Energy Corporation                      2,687,906
   46,900  Weatherford Enterra, Inc.+                     2,051,875
                                                       ------------
                                                         14,617,531
                                                       ------------
     Pharmaceuticals -- 2.0%
  124,200  Mylan Labs, Inc.                               2,600,438
                                                       ------------
     Real Estate -- 8.9%
   90,600  Bradley Real Estate, Inc.                      1,902,600
   51,500  Kimco Realty Corporation                       1,815,375
   46,850  Mack-Cali Realty Corporation                   1,920,850
   45,499  Patriot American Hospitality,
             Inc.                                         1,310,940
   53,850  Public Storage, Inc.                           1,581,844
   55,900  Simon DeBartolo Group, Inc.                    1,827,231
   24,150  Starwood Lodging Trust                         1,397,681
                                                       ------------
                                                         11,756,521
                                                       ------------
     Restaurants -- 1.8%
   96,550  Wendy's International, Inc.                    2,323,234
                                                       ------------
     Retail -- 2.8%
   93,100  American Stores Company                        1,914,369
   79,750  Pier 1 Imports, Inc.                           1,804,344
                                                       ------------
                                                          3,718,713
                                                       ------------
     Telecommunications -- 5.3%
   38,700  Harris Corporation                             1,775,362
   60,500  MCI Communications
             Corporation                                  2,590,156
   89,850  U.S. West Media Group, Inc.+                   2,594,419
                                                       ------------
                                                          6,959,937
                                                       ------------
     Tobacco -- 4.4%
   62,650  Philip Morris Companies, Inc.                  2,838,828
   79,700  RJR Nabisco Holdings
             Corporation                                  2,988,750
                                                       ------------
                                                          5,827,578
                                                       ------------
     Transportation -- 3.0%
   22,600  Burlington Northern Santa Fe
             Corporation                                  2,100,387
   47,100  CNF Transportation, Inc.                       1,807,463
                                                       ------------
                                                          3,907,850
                                                       ------------
     Utilities -- 2.1%
   47,600  Edison International                           1,294,125
   35,500  People's Energy Corporation                    1,397,813
                                                       ------------
                                                          2,691,938
                                                       ------------
TOTAL COMMON STOCK
   (Cost  $106,998,833)                                 124,283,256
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 5.2%
   (Cost  $6,803,000)
$6,803,000 Agreement with State Street
             Bank and Trust Company,
             6.000% dated 12/31/1997,
             to be repurchased
             at $6,805,268 on
             01/02/1998, collateralized
             by $6,765,000 U.S.
             Treasury Note, 5.875%
             maturing 01/31/1999
             (value $6,941,871)                           6,803,000
                                                       ------------
TOTAL INVESTMENTS
    (Cost  $113,801,833*)                    99.7%      131,086,256
OTHER ASSETS AND
   LIABILITIES (Net)                          0.3           372,090
                                            -----      ------------
NET ASSETS                                  100.0%     $131,458,346
                                            =====      ============



--------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

                         See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)

Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 84.7%
     Argentina -- 6.0%
     32,000   Banco Frances del Rio de La
                 Plata, SA, ADR                          $  876,000
     52,000   Telefonica de Argentina, ADR                1,859,000
                                                         ----------
                                                          2,735,000
                                                         ----------
     Brazil -- 17.3%
     39,000   Centrais Eletricas
                 Brasileiras SA, ADR                        969,696
 25,190,000   Centrais Eletrobras SA                      1,252,672
     19,200   Companhia Brasileira de
                 Distribuicao Grupo Pao de
                 Acucar, ADR                                372,000
     19,400   Companhia Energetica de
                 Minas Gerais, ADR                          834,200
      5,700   Companhia Siderurgica
                 Nacional, ADR                              158,329
  1,000,000   Light Services de
                  Eletricidade SA                           416,630
     36,800   Petroleo Brasileiro SA, ADR                   860,605
  2,937,500   Saneamento Basico do Estado                   697,493
     17,300   Telecomunicacoes do Rio de
                 Janeiro SA                               2,014,369
     39,400   Usiminas Siderurgicas de
                 Minas Gerais SA, ADR                       216,700
                                                         ----------
                                                          7,792,694
                                                         ----------
     Chile -- 4.1%
     22,500   Banco Santander Chile, ADR                    317,813
     17,300   Compania Cervecerias Unidas
                 SA, ADR                                    508,187
     19,100   Compania Telecomunicaciones
                 de Chile SA, ADR                           570,612
     10,100   Empresa Nacional
                 Electricidad SA, ADR                       178,644
      6,300   Quimica Minera Chile SA, ADR                  277,200
                                                         ----------
                                                          1,852,456
                                                         ----------
     China\Hong Kong -- 8.9%
  3,200,000   China Foods Holdings Ltd.                   1,053,039
  2,590,000   CNPC Hong Kong Ltd.+                          726,965
    800,000   First Tractor Company Ltd.+                   482,643
    300,000   Huangshan Tourism
                 Development Company                        238,200
  1,200,000   Shanghai Chlor Alkali
                 Chemical Company                           206,400
    410,000   Shanghai Dazhong Taxi
                 Company                                    306,680
    130,000   Shanghai Industrial Holdings
                  Ltd.                                      483,159
  2,500,000   Zhejiang Expressway Company
                  Ltd.                                      506,517
                                                         ----------
                                                          4,003,603
                                                         ----------
     Egypt -- 4.0%
     19,000   Commercial International
                 Bank                                       397,575
     15,000   Commercial International
                  Bank, ADR                                 302,689
     15,000   Egypt America Bank                            467,303
      6,246   Egypt International
                 Pharmaceuticals                            436,899
      8,000   Torah Portland Cement
                 Company+                                   183,371
                                                         ----------
                                                          1,787,837
                                                         ----------
     Ghana -- 0.3%
    198,229   Ghana Commercial Bank+                         70,169
     85,018   Social Security Bank                           63,952
                                                         ----------
                                                            134,121
                                                         ----------
     Greece -- 0.1%
        500   National Bank of Greece                        43,996
                                                         ----------
     Hungary -- 2.7%
     50,000   MOL Magyar Olaj-es
                 Gazipari, ADR                            1,220,000
                                                         ----------
     India -- 2.7%
      1,400   BSES Ltd., GDR                                 24,500
      3,500   EIH Ltd. GDR                                   46,725
     14,500   Gujarat Ambuja Cements
                 Ltd., GDR                                  103,313
      2,200   Hindalco Industries Ltd., ADR                  44,000
     31,000   Mahanagar Telephone Nigam
                 GDR+                                       478,950
     20,000   Reliance Industries Ltd., GDR                 172,000
      9,900   State Bank of India, GDR+                     180,180
     18,000   Tata Engineering and
                 Locomotive Company
                 Ltd., GDR++                                149,850
      1,800   Videsh Sanchar Nigam Ltd., ADR+                25,245
                                                         ----------
                                                          1,224,763
                                                         ----------
     Indonesia -- 0.1%
     48,000   PT Bunas Finance Indonesia                      2,836
    355,800   PT Indah Kiat Pulp & Paper
                 Corporation                                 63,074
                                                         ----------
                                                             65,910
                                                         ----------
     Jordan -- 0.8%
     88,000   Jordan Cement Factories                       374,706
                                                         ----------
     Korea -- 0.0%#
          1   Sungmi Telecom Electronics
                 Company                                         28
                                                         ----------
     Malaysia -- 0.1%
     10,000   Lingkaran Trans Kota
                 Holdings Berhad                              6,376
     30,000   Magnum Corporation Berhad+                     18,049
      5,000   Malakoff Berhad                                10,413
        625   RHB Capital Berhad                                175
                                                         ----------
                                                             35,013
                                                         ----------
     Mexico -- 16.2%
    118,200   Acer Computer Latino
                 America, SA de CV+                         351,502
    100,000   ALFA, SA de CV+                               677,777
     10,550   Bufete Industrial SA, ADR+                    102,863
    166,300   Corporacion Geo, SA de CV,
                 Series B+                                1,019,993
    131,457   Desc SA de CV                               1,237,932
     60,000   Fomento Economico Mexico SA
                 de CV                                      479,524
    617,000   Grupo Elektra SA                            1,070,318
     13,200   Grupo Industrial Maseca SA,
                 ADR                                        204,600
     34,900   Grupo Modelo SA de CV                         293,194
     24,100   Grupo Televisa SA+                            469,130
     40,000   Industria Bachoco, SA de CV+                  780,000
     27,900   TV Azteca SA de CV ADR+                       629,494
                                                         ----------
                                                          7,316,327
                                                         ----------
     Peru -- 2.1%
      1,817   Cementos Norte Pacasmayo SA                     2,600
     52,960   Credicorp Ltd, ADR                            953,280
         63   Ferreyros SA, ADR                               1,317
                                                         ----------
                                                            957,197
                                                         ----------
     Poland -- 0.1%
      4,800   KGHM Polska Miedz SA, GDR+                     34,680
                                                         ----------
     Russia -- 5.2%
     72,050   Irkutskenergo, ADR                            684,475
     11,000   Lukoil Holdings, ADR                        1,014,750
    120,000   Trade House GUM, ADR                          666,000
                                                         ----------
                                                          2,365,225
                                                         ----------
     Slovakia -- 0.1%
      2,000   Slovnaft AS, GDR                               53,340
                                                         ----------
     South Africa -- 8.9%
  1,000,000   Afribrand Holdings Ltd.+                      431,521
     55,000   Barlow Ltd.                                   466,762
     75,000   Ellerine Holdings Ltd.                        483,921
     27,500   Liberty Life Association of
                 Africa Ltd.                                706,360
     60,000   McCarthy Group Ltd.                           114,045
    124,300   McCarthy Retail Ltd.                          255,420
    765,000   Millennium Entertainment
                 Group Africa                               754,546
     18,100   Standard Bank Investment                      799,651
                                                         ----------
                                                          4,012,226
                                                         ----------
     Thailand -- 0.4%
      7,000   Banpu Public Company Ltd.                      28,058
      4,200   BEC World Public Company
                 Ltd.                                        17,445
     14,500   Electricity Generating Authority               27,103
     33,000   KCE Electronics Public
                 Company Ltd.                                82,928
      5,400   The Pizza Public Company
                 Ltd.                                         9,533
                                                        -----------
                                                            165,067
                                                        -----------
     Turkey -- 2.1%
     25,000   Haci Omer Sabanci
                 Holding SA, ADR+                           381,250
  6,930,000   Vestel Elektronik Sanayi ve
                 Ticaret AS                                 568,444
                                                        -----------
                                                            949,694
                                                        -----------
     Venezuela -- 2.3%
     21,200   Compania Anonima Nacional
                 Telefonos de Venezuela, ADR                882,450
     28,100   Mavesa SA, ADR                                179,138
                                                        -----------
                                                          1,061,588
                                                        -----------
     Zimbabwe -- 0.2%
    170,000   NMBZ Holdings, ADR                             76,500
                                                        -----------
TOTAL COMMON STOCKS
   (Cost $42,221,561)                                    38,261,971
                                                        -----------
INVESTMENT COMPANY SECURITIES -- 5.8%
     Hong Kong -- 0.0%#
      7,000   New Korea Trust                                19,250
                                                        -----------
     India -- 4.0%
     67,000   Bombay Fund Ltd.+                             586,250
     85,000   Is Himalayan Fund                             903,125
      8,900   The India Magnum Fund NV+                     302,600
                                                        -----------
                                                          1,791,975
                                                        -----------
     Korea -- 0.1%
     10,000   First Korea Smaller
                 Companies Fund+                             28,750
                                                        -----------
     Russia -- 1.7%
     37,900   Fleming Russia Securities
                 Fund+                                      776,950
                                                        -----------
TOTAL INVESTMENT COMPANY SECURITIES
   (Cost $3,505,324)                                      2,616,925
                                                       ------------
PREFERRED STOCKS -- 0.5%
     Brazil -- 0.5%
      3,000   Centrais Eletricas
                 Brasileiras SA, ADR                         76,800
  2,570,000   Lojas Renner SA                                80,597
    741,605   Telecomunicacoes do Rio de
                 Janeiro SA                                  77,081
     28,754   Telecomunicacoes do Rio de
                 Janeiro SA+                                  2,756
                                                       ------------
TOTAL PREFERRED STOCKS
   (Cost $313,282)                                          237,234
                                                       ------------
RIGHTS -- 0.0%#
  (Cost $0)
     Brazil -- 0.0%#
      9,332   Saneamento Basico do Estado
                 expire 01/08/98                                  0
                                                       ------------
WARRANTS -- 0.0%#
     China -- 0.0%#
     51,200   Peking Apparel International
                 Group Ltd., expire
                 03/31/99+                                    2,379
                                                       ------------
     Indonesia -- 0.0%#
      9,624   PT Bank Dagang Nasional
                 Indonesia, expire
                  02/14/2000++                                   89
     13,120   PT Indah Kiat Pulp & Paper
                 Corporation,
                 expire 04/31/2001+                             513
                                                       ------------
                                                                602
                                                       ------------
TOTAL WARRANTS
   (Cost $0)                                                  2,981
                                                       ------------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 7.8%
   (Cost $3,540,000)
 $3,540,000   Agreement with State Street
                 Bank and Trust Company,
                 6.000% dated 12/31/1997,
                 to be repurchased at
                 $3,541,180 on 01/02/1998,
                 collateralized by $2,885,000
                 U.S. Treasury Bond,
                 7.875% maturing 02/15/2021
                 (value $3,611,659)                       3,540,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $49,580,167*)                        98.8%       44,659,111
OTHER ASSETS AND
   LIABILITIES (Net)                          1.2           560,103
                                            ----       ------------
NET ASSETS                                  100.0%     $ 45,219,214
                                            ====       ============




--------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                         See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)


At December 31, 1997 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:


                                       % of
                                     Net Assets     Value
                                     ----------------------
COMMON STOCKS:
Utilities........................       14.8%   $ 6,657,422
Telecommunications...............       12.9      5,830,626
Oil & Gas........................        8.5      3,875,659
Banking & Financial Services.....        6.6      2,969,301
Diversified Industrial...........        6.6      2,963,438
Food & Beverage..................        5.8      2,605,757
Banking & Finance................        3.3      1,512,649
Machinery & Heavy
   Equipment.....................        3.3      1,472,868
Retail...........................        2.9      1,293,419
Broadcasting & Advertising.......        2.5      1,116,069
Real Estate......................        2.3      1,019,993
Electronics......................        2.2      1,002,903
Transportation...................        1.8        819,573
Building & Building
   Materials.....................        1.8        813,840
Insurance........................        1.6        706,360
Drugs & Health Care..............        1.3        595,228
Metals & Mining..................        1.2        557,955
Containers & Glass...............        1.1        508,187
Household Appliances &
   Home Furnishings..............        1.1        483,921
Manufacturing....................        1.1        483,159
Health & Personal Care...........        0.8        381,250
Travel Services..................        0.5        238,200
Chemicals........................        0.5        206,400
Miscellaneous....................        0.2        147,794
                                       -----    -----------
TOTAL COMMON
   STOCKS........................       84.7     38,261,971
REPURCHASE
   AGREEMENT.....................        7.8      3,540,000
INVESTMENT COMPANY
   SECURITIES....................        5.8      2,616,925
TOTAL PREFERRED
   STOCKS.........................       0.5        237,234
WARRANTS..........................       0.0#         2,981
RIGHTS............................       0.0#             0
                                       -----    -----------
TOTAL INVESTMENTS.................      98.8     44,659,111
OTHER ASSETS AND
   LIABILITIES (Net)...............      1.2        560,103
                                       -----    -----------
NET ASSETS........................     100.0%   $45,219,214
                                       =====    ===========



                         See Notes to Financial Statements.

Munder Framlington Healthcare Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----
COMMON STOCKS -- DOMESTIC -- 88.4%
     Biotechnology -- 25.8%
  4,500    Agouron Pharmaceuticals, Inc.+                 $ 132,187
  7,500    Alexion Pharmaceuticals, Inc.+                    93,750
 10,000    Ariad Pharmaceuticals, Inc.+                      42,500
  5,000    ArQule, Inc.+                                    114,688
  5,000    BioReliance Corporation+                         115,000
  5,000    CardioGenesis Corporation+                        31,250
  4,000    Centocor, Inc.+                                  133,000
  8,000    Connetics Corporation+                            24,500
 12,000    Digene Corporation+                              103,500
  5,000    Ergo Science Corporation+                         76,250
  9,500    Gene Logic+                                       76,000
  3,700    Genset, ADR+                                      73,075
 13,000    Genzyme Transgenics
             Corporation+                                   125,125
  3,500    Gilead Sciences, Inc.+                           133,875
  8,000    ICOS Corporation+                                146,500
  4,000    IDEC Pharmaceuticals
             Corporation+                                   137,500
  3,000    Immunex Corporation (New)+                       162,000
  3,000    Incyte Pharmacuticals, Inc.+                     135,000
  7,000    Inhale Therapeutic Systems+                      182,000
  5,000    La Jolla Pharmaceutical
             Company+                                        22,188
 25,000    LifeCell Corporation+                            115,625
  5,000    Martek Biosciences Corporation+                   41,250
 12,000    Medarex, Inc.+                                    63,000
  8,000    Millennium Pharmaceuticals,
             Inc.+                                          152,000
  4,000    NCS Healthcare, Inc.,
             Class A+                                       105,500
  8,000    Neurex Corporation+                              111,000
  5,000    Neurogen Corporation+                             67,500
  1,500    ONYX Pharmaceuticals, Inc.+                       11,625
  4,000    PAREXEL International
             Corporation+                                   148,000
  5,000    Pharmacyclics, Inc.+                             128,125
  2,400    QIAGEN N.V. ADR+                                 107,100
  3,500    SONUS Pharmaceuticals, Inc.+                     115,937
 10,000    Synaptic Pharmaceutical
             Corporation+                                   108,750
 19,000    Texas Biotechnology
             Corporation+                                   117,562
  4,000    TranskaryoticTherapies, Inc.                     140,500
  4,000    Vical, Inc.+                                      48,000
                                                        -----------
                                                          3,641,362
                                                        -----------
     Commercial Services -- 1.0%
  5,000    Boron, Lepore & Associates, Inc.+                137,500
                                                        -----------
     Distributors -- 1.3%
  5,000    Henry Schein, Inc.+                              175,000
                                                        -----------
     Drugs -- 19.3%
  5,000    ALZA Corporation                                 159,062
 12,000    Ascent Pediatrics, Inc.+                          70,500
  6,000    BioChem Pharm, Inc+                              125,250
  2,000    Cardinal Health, Inc.                            150,250
  9,000    Corixa Corporation+                               80,438
    175    Crescendo Pharmaceuticals
             Corporation+                                     2,023
  3,000    Dura Pharmaceuticals, Inc.+                      137,625
  4,000    Guilford Pharmaceuticals,
             Inc.+                                           80,500
  4,000    Jones Medical Industries,
             Inc.                                           153,000
  6,000    Magainin Pharmaceuticals,
             Inc.+                                           48,375
  3,500    Medimmune, Inc.+                                 150,063
 12,000    Medirisk, Inc.+                                  132,000
  7,000    Nastech Pharmaceuticals
             Company, Inc.+                                  91,000
 10,000    NPS Pharmaceuticals, Inc.+                        77,500
  4,000    Omnicare, Inc.                                   124,000
 15,000    OSI Pharmaceuticals, Inc.+                       101,250
  7,500    Penederm, Inc.+                                   75,000
  2,000    Pfizer, Inc.                                     149,125
  6,000    Pharmacopeia, Inc.+                               96,000
  4,000    Sangstat Medical Corporation+                    162,000
  4,000    Sepracor, Inc.+                                  160,250
  7,000    Trimeris, Inc.+                                   91,000
  6,000    US Bioscience, Inc.+                              54,375
  5,000    ViroPharma, Inc.+                                 88,125
 12,000    Virus Research Institute, Inc.+                   54,000
  6,000    Zonagen, Inc.+                                   109,125
                                                        -----------
                                                          2,721,836
                                                        -----------
     Health Management Systems-- 7.8%
  5,000    Advance Paradiam, Inc.+                          158,750
  4,000    National Data Corporation                        144,500
  7,000    Pharmaceutical Product
             Development, Inc.+                             107,625
  6,000    PhyCor, Inc.+                                    162,000
  9,000    Physician Reliance Network, Inc.+                 93,938
  4,000    Quintiles TransNational
             Corporation+                                   153,000
 12,000    Specialty Care Network, Inc.+                    163,500
  4,000    Superior Consultant Holdings
             Corporation+                                   120,000
                                                        -----------
                                                          1,103,313
                                                        -----------
     Hospital/Medical Services-- 8.5%
 15,000    Amsurg Corporation+                              116,250
  4,000    Centennial HealthCare
             Corporation+                                    91,000
  4,000    Curative Health
             Services, Inc.+                                121,500
  4,500    Genesis Health Ventures, Inc.+                   118,687
  7,000    Pediatric Services America, Inc.+                133,875
  7,000    PMR Corporation+                                 140,000
  8,000    Prime Medical Services, Inc.+                    110,500
  5,000    Renal Care Group, Inc.+                          160,000
 12,000    Renex Corporation                                 63,000
  5,000    Resources Care, Inc.+                            145,000
                                                        -----------
                                                          1,199,812
                                                        -----------
     Managed Healthcare -- 2.9%
 10,000    American Oncology
             Resources, Inc.+                               160,000
  3,000    CompDent Corporation+                             60,844
  3,500    Concentra Managed Care,
             Inc.+                                          118,125
  4,000    FPA Medical Management, Inc.+                     74,500
                                                        -----------
                                                            413,469
                                                        -----------
     Medical Information Systems-- 3.4%
  5,600    HBO & Company                                    268,800
 15,000    Physicians Computer Network,
             Inc.+                                           60,000
  7,000    Transition Systems, Inc.
             Massachusetts+                                 154,875
                                                        -----------
                                                            483,675
                                                        -----------
     Medical Instruments -- 14.8%
  5,000    Bionx Implants, Inc.+                            107,500
  3,000    Boston Scientific Corporation+                   137,625
  5,000    Computer Motion, Inc.+                            52,500
  4,000    Conceptus, Inc.+                                  20,000
  8,000    Cyberonics, Inc.+                                122,000
  5,000    Cytyc Corporation+                               124,375
 10,000    Endocardial Solutions, Inc.+                     101,250
  9,000    EndoSonics Corporation+                           96,750
  2,000    Guidant Corporation                              124,500
  3,000    Medtronic, Inc.                                  156,937
    750    Molecular Devices Corporation+                    15,938
  5,000    Molecular Dynamics, Inc.+                         81,250
  7,000    Novoste Corporation+                             157,500
  6,000    Perclose, Inc.+                                  115,500
  4,000    ResMed, Inc.+                                    112,500
  9,000    SeaMED Corporation+                              166,500
  3,500    Theragenics Corporation+                         126,000
  3,000    Urologix, Inc.+                                   54,375
  5,500    Wesley Jessen
             VisionCare, Inc.+                              214,500
                                                        -----------
                                                          2,087,500
                                                        -----------
     Medical Products -- 3.6%
  4,000    Fresenius Medical Care AG+                        87,000
  4,000    Gulf South Medical Supply,
             Inc.+                                          149,000
 13,000    Hanger Orthopedic Group+                         167,375
  8,000    Rochester Medical Corporation+                   108,000
                                                        -----------
                                                            511,375
                                                        -----------
   TOTAL COMMON STOCKS -- DOMESTIC
   (Cost  $11,900,825)                                   12,474,842
                                                        -----------
     Biotechnology -- 1.3%
    700    Cambridge Antibody
             Technology Group Plc+                            4,346
 22,200    Celltech Group PLC+                              108,479
  3,500    OXiGene, Inc.+                                    62,595
                                                        -----------
                                                            175,420
                                                        -----------
     Drugs -- 4.2%
 51,500    AMRAD Corporation Ltd.                            77,200
 50,000    Chemunex SA+                                      95,539
     60    Disetronic Holdings AG                           131,399
  1,500    NeuroSearch A/S                                  100,483
  3,000    Sankyo Company Ltd.                               67,780
 25,000    Shire Pharmaceuticals Group
             PLC+                                           117,849
                                                        -----------
                                                            590,250
                                                        -----------
     Medical Instruments -- 2.2%
  6,000    Axis Biochemicals ASA+                            43,055
 10,000    Biora AB+                                        103,276
 44,224    Gyrus Group PLC+                                 105,325
  5,000    Kawasumi Laboratories                             60,887
                                                        -----------
                                                            312,543
                                                        -----------
     Medical Products -- 1.3%
 10,000    Biocompatibles International
             PLC+                                            82,947
  3,000    Ortivus AB                                       100,127
                                                        -----------
                                                            183,074
                                                        -----------
   TOTAL COMMON STOCKS -- FOREIGN
   (Cost  $1,340,045)                                     1,261,287
                                                        -----------

Principal
 Amount
---------

   REPURCHASE AGREEMENT -- 1.8%
    (Cost  $262,000)
   $262,000   Agreement with State
                Street Bank and Trust
                Company, 6.000% dated
                12/31/1997, to be
                repurchased at $262,087
                on 01/02/1998,
                collateralized by $265,000
                U.S. Treasury Note,
                6.125% maturing 12/31/2001
                (value $268,064)                            262,000
                                                        -----------
TOTAL INVESTMENTS
   (Cost  $13,502,870*)                      99.2%       13,998,129
OTHER ASSETS AND
   LIABILITIES (Net)                          0.8           110,045
                                            -----       -----------
NET ASSETS                                  100.0%      $14,108,174
                                            =====       ===========


-------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt


                         See Notes to Financial Statements.

Munder Framlington Healthcare Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)
                         (Continued)

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                  Forward Foreign Currency Contracts to Buy

                                    Contracts to Receive
                     ------------------------------------------------
                                                                                     Unrealized
                                                                     In Exchange    Depreciation
Expiration Date          Local Currency          Value in U.S.$      for U.S. $      of Contract
---------------     -------------------------    --------------      ----------      -----------
    01/06/1998      Australian Dollar   5,502       3,586             3,598               $ (12)
                                                 Net Unrealized Depreciation of Forward
                                                 Foreign Currency Contracts               $ (12)
                                                                                          =====

                         See Notes to Financial Statements.


Munder Framlington International Growth Fund
    Portfolio of Investments, December 31, 1997 (Unaudited)


Shares                                                     Value
------                                                     -----
COMMON STOCKS -- 91.8%
     Australia -- 1.8%
   22,000  Brambles Industries Ltd.                       $ 436,607
   54,000  M.I.M. Holdings Ltd.                              33,083
   45,000  St. George Bank Ltd.                             255,248
   34,800  WMC Ltd.                                         121,343
                                                        -----------
                                                            846,281
                                                        -----------
     Belgium -- 1.0%
    2,600  Barco Industries                                 477,180
                                                        -----------
     Brazil -- 1.1%
   11,600  Centrais Eletricas
             Brasileiras SA, ADR                            296,960
    2,100  Telecomunicacoes Brasileiras
             SA, ADR                                        244,519
                                                        -----------
                                                            541,479
                                                        -----------
     China\Hong Kong -- 3.9%
   36,000  Cheung Kong (Holdings) Ltd.                      235,772
  160,000  Cheung Kong Infrastructure
             Holdings                                       452,187
  800,000  China Foods Holdings Ltd.                        263,260
  410,000  CNPC Hong Kong Ltd.                              115,079
  200,000  First Tractor Company Ltd.+                      120,661
  100,000  Guangdong Kelon Electric
              Holdings                                      102,594
   40,000  Hong Kong
             Telecommunications Ltd.                         82,333
    9,200  HSBC Holdings Plc, ADR                           226,765
   40,000  Hutchison Whampoa Ltd.                           250,871
                                                        -----------
                                                          1,849,522
                                                        -----------
     Denmark -- 1.5%
    5,000  Novo Nordisk AS, Series B                        715,130
                                                        -----------
     Finland -- 4.0%
    7,600  Cultor Oy                                        411,304
    6,000  Oy Nokia                                         425,981
    4,900  Raision Tehtaat Oy                               581,605
   15,400  Sampo Insurance Company Ltd.                     500,060
                                                        -----------
                                                          1,918,950
                                                        -----------
     France -- 6.7%
    9,000  AXA Company                                      696,403
    2,650  Canal Plus                                       492,706
   15,500  Lagardere Group                                  512,503
   11,000  Rhone Poulenc                                    492,747
    7,500  SGS-Thomson
             Microelectronics NV+                           464,194
    7,400  Societe BIC SA                                   540,138
                                                        -----------
                                                          3,198,691
                                                        -----------
     Germany -- 3.8%
    3,200  Adidas AG                                        420,868
   10,400  Bayerische Vereinsbank AG                        680,441
    1,400  Mannesmann AG                                    707,413
                                                        -----------
                                                          1,808,722
                                                        -----------
     Italy -- 3.0%
  155,000  Credito Italiano SpA                             477,968
   40,000  SAES Getters SpA                                 381,006
  126,000  Telecom Italia Mobile SpA                        581,566
                                                        -----------
                                                          1,440,540
                                                        -----------
     Japan -- 20.7%
   12,000  Andor Company Ltd.                                49,858
   20,000  ANRITSU Corporation                              153,175
   10,000  Canon, Inc.                                      232,825
   20,000  Chodai Company Ltd.                               64,333
   15,000  Consec Corporation                                36,302
   13,800  Credit Saison Company Ltd.                       340,323
       35  DDI Corporation                                   92,479
    7,000  FCC Company Ltd.                                  73,983
   36,000  Fuji Bank                                        145,577
    8,000  Fuji Machine MFG
             Company Ltd.                                   193,000
    7,000  Futaba Corporation                               281,458
   36,000  Hankyu Department Store                          199,893
    7,400  Himiko Company, Ltd.                              46,757
   12,000  JSR Corporation                                   39,152
   22,000  Kawasumi Laboratories                            267,902
    3,300  Keyence Corporation                              487,784
   24,300  Kitagawa Industries
             Company Ltd.                                   167,496
   13,000  Kokuyo Company                                   224,018
   33,000  Laox Company                                     265,375
    3,000  Lasertec Corporation                              76,281
    9,000  Meitec Corporation                               252,968
   34,000  Minebea Company Ltd.                             364,555
   76,000  Mitsubishi Heavy Industries                      316,642
   14,000  Namco                                            406,372
       34  Net One Systems Company Ltd.                      80,723
    5,200  Nichiei Company Ltd.                             553,573
   54,000  Nikko Securities
             Company Ltd.                                   143,096
   16,000  Nomura Securities
             Company Ltd.                                   213,219
   57,000  NTN Corporation                                  131,837
   43,000  Obayashi Corporation                             146,221
    4,000  Oiles Corporation                                 96,806
   60,000  Oji Paper Company, Ltd.                          238,493
   10,000  Pulstec Industrial
             Company, Ltd.                                  183,810
   20,000  Ricoh Company Ltd.                               248,143
    4,400  Riso Kagaku                                      251,727
    5,000  Rohm Company                                     509,305
    2,000  Sankyo Company, Ltd.                              45,187
   28,000  Sanyo Denki                                      143,034
    6,000  Secom                                            383,243
   13,000  Sumitomo Bank Ltd.                               148,350
   23,000  Sumitomo Electric Industries                     313,548
   41,000  Sumitomo Trust & Banking                         212,897
   16,000  The Bank of
             Tokyo-Mitsubishi, Ltd.                         220,571
   16,000  Tostem Corporation                               171,556
   20,000  Toyo Corporation                                 125,603
   16,000  Ube-Nitto Kasei Company Ltd.                      52,692
    9,000  World Company, Ltd.                              199,893
   41,000  Yamato Kogyo Company, Ltd.                       246,496
                                                        -----------
                                                          9,838,531
                                                        -----------
     Mexico -- 0.9%
   20,300  ALFA, SA de CV                                   137,589
    7,200  Desc SA de CV,
             Series C, ADR                                  270,000
                                                        -----------
                                                            407,589
                                                        -----------
     Netherlands -- 5.3%
   23,000  ABN AMRO Holdings                                448,056
    3,000  Akzo Nobel                                       517,249
    7,600  ASM Lithography Holdings NV                      498,508
    6,000  Gucci Group                                      241,462
   11,000  ING Groep                                        463,295
    6,000  Philips Electronics NV                           359,825
                                                        -----------
                                                          2,528,395
                                                        -----------
     Portugal -- 1.0%
    4,500  Telecel-Comunicacaoes
             Pessoais, SA+                                  479,462
                                                        -----------
     Russia -- 0.3%
   25,000  Trade House GUM, ADR                             138,750
                                                        -----------
     Slovakia -- 0.1%
    2,000  Slovnaft AS, GDR                                  53,340
                                                        -----------
     Spain -- 2.2%
   16,500  Banco Santander SA                               551,263
   16,700  Telefonica de Espana SA                          476,830
                                                        -----------
                                                          1,028,093
                                                        -----------
     Sweden -- 4.8%
   11,500  Autoliv AB                                       374,407
   11,000  Ericsson (L.M.) Telephone
             Company, Class B                               413,544
  105,000  Nordbanken Holding AB+                           593,773
   13,500  Ortivus AB                                       450,572
   24,000  Pricer AB+                                       444,338
                                                        -----------
                                                          2,276,634
                                                        -----------
     Switzerland -- 8.0%
      600  Clariant AG                                      500,958
      210  Disetronic Holding AG                            459,896
      500  Novartis AG                                      810,977
       70  Roche Holdings AG                                694,874
      500  Schweiz Bankgesellschaft                         722,694
    1,250  Zurich
             Versicherungs-Gesellschaft                     595,401
                                                        -----------
                                                          3,784,800
                                                        -----------
     United Kingdom -- 21.6%
  100,000  BBA Group Plc                                    666,855
   60,000  British Airways Plc                              551,880
   60,000  Compass Group Plc                                738,140
   38,000  Diageo Plc                                       347,652
   24,500  Fairey Group Plc                                 207,645
   56,000  Granada Group Plc                                855,414
   25,000  Halifax Plc                                      314,949
   53,000  Laporte Plc                                      583,252
   84,000  Lloyds TSB Group Plc                           1,092,805
    6,000  Northern Rock Plc+                                58,834
   50,000  Ocean Group Plc                                  489,260
   51,000  Pearson Plc                                      662,601
  130,000  Rentokil Initial                                 575,300
   53,000  Royal & Sun Alliance
             Insurance Group Plc                            533,632
   15,600  Scottish Radio Holdings Plc                       96,214
  133,000  Shell Transporation &
             Trading Plc                                    932,792
   48,000  Smithkline Beecham                               494,721
   30,000  Standard Chartered                               320,287
   60,000  Vodafone Group Plc                               433,620
    9,500  Zeneca Group Plc                                 336,503
                                                        -----------
                                                         10,292,356
                                                        -----------
     United States -- 0.1%
    4,000  Vical, Inc.+                                      48,000
                                                        -----------
TOTAL COMMON STOCKS
   (Cost $45,973,572)                                    43,672,445
                                                        -----------
INVESTMENT COMPANY SECURITY -- 0.5%
   (Cost $256,912)
     Russia -- 0.5%
   11,000  Fleming Russia Securities
             Fund+                                          225,500
                                                        -----------
PREFERRED STOCKS -- 3.1%
     Germany -- 3.1%
    8,000  Fresenius Medical Care AG                        431,363
      300  Porsche AG                                       500,292
    1,600  SAP AG                                           523,416
                                                        -----------
                                                          1,455,071
                                                        -----------
TOTAL PREFERRED STOCKS
   (Cost $1,303,591)                                      1,455,071
                                                        -----------

Principal
 Amount
---------

REPURCHASE AGREEMENT -- 4.2%
   (Cost $1,998,000)
 $1,998,000   Agreement with State
                 Street Bank and Trust Company,
                 6.000% dated 12/31/1997,
                 to be repurchased at
                 $1,998,666 on 01/02/1998,
                 collateralized by $2,025,000
                 U.S. Treasury Note,
                 5.25% maturing 01/31/2001
                 (value $2,040,724)                       1,998,000
                                                        -----------
TOTAL INVESTMENTS
   (Cost $49,532,075*)                       99.6%       47,351,016
OTHER ASSETS AND
   LIABILITIES (Net)                          0.4           207,971
                                            -----       -----------
NET ASSETS                                  100.0%      $47,558,987
                                            =====       ===========


--------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                         See Notes to Financial Statements.
Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)



                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                  Forward Foreign Currency Contracts to Buy

                                    Contracts to Receive
                       ------------------------------------------------
                                                                                            Unrealized
                                                                       In Exchange        Depreciation
Expiration Date            Local Currency            Value in U.S.$    for U.S.$           of Contract
---------------            --------------            --------------    ---------           -----------
    01/05/1998      Italian Lira    803,318,500         454,109          461,943              $(7,834)
                                                      Net Unrealized Depreciation of Forward
                                                        Foreign Currency Contracts            $(7,834)
                                                                                              =======

                         See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)
                       (Continued)

At December 31, 1997 sector diversification of the Munder Framlington International Growth Fund was as follows:
                                    % of
                                  Net Assets      Value
                                  ----------      -----
COMMON STOCKS:
Banking & Financial Services..       15.4%    $ 7,315,463
Drugs & Health Care...........        8.3       3,962,674
Electronics...................        7.5       3,573,207
Telecommunications............        5.9       2,804,353
Machinery.....................        5.3       2,500,963
Insurance.....................        4.9       2,325,495
Chemicals.....................        4.6       2,186,050
Entertainment.................        4.2       1,999,926
Electric & Electrical
  Equipment...................        3.7       1,777,622
Food & Beverage...............        3.4       1,603,821
Apparel & Textiles............        3.0       1,449,117
Building & Building
  Materials...................        2.8       1,323,536
Oil & Gas.....................        2.5       1,198,018
Printing & Publishing.........        2.5       1,175,104
Transportation................        2.2       1,041,140
Retail........................        2.1       1,018,753
Household Appliances &
  Home Furnishings............        1.8         870,829
Computers.....................        1.7         814,260
Business Services.............        1.6         762,525
Conglomerates.................        1.4         658,460
Broadcasting & Advertising....        1.2         588,920
Forest Paper & Products.......        1.0         462,511
Automotive....................        0.9         448,390
Diversified Industrial........        0.9         436,607
Pharmeceuticals & Medical
  Supplies....................        0.7         313,088
Utilities.....................        0.6         296,960
Photography...................        0.5         232,825
Manufacturing.................        0.4         167,496
Miscellaneous.................        0.8         364,332
                                    -----     -----------
TOTAL COMMON
  STOCKS......................       91.8      43,672,445
REPURCHASE
  AGREEMENT ..................        4.2       1,998,000
TOTAL PREFERRED
  STOCKS......................        3.1       1,455,071
INVESTMENT COMPANY
  SECURITY....................        0.5         225,500
                                    -----     -----------
TOTAL INVESTMENTS.............       99.6      47,351,016
OTHER ASSETS AND
  LIABILITIES (Net)...........        0.4         207,971
                                    -----     -----------
NET ASSETS....................      100.0%    $47,558,987
                                    =====     ===========

Munder Bond Fund
Portfolio of Investments, December 31, 1997

Principal
Amount                                                         Value
---------                                                      -----


ASSET BACKED SECURITIES -- 9.8%
$1,900,000 Advanta Mortgage Loan  Trust,
            Series 1997-2, Class A2,
            7.050% due 05/25/2021                            $ 1,924,358
2,500,000  Banc One Credit Card Master
            Trust, Series 1994-C,
            Series A,
            7.800% due 12/15/2000                              2,539,775
           Merrill Lynch Mortgage
            Investors, Inc., Class A,
  460,032    Series 87-C,
            10.100% due 12/15/2007                               472,968
   65,127    Series 89-B,
            10.800% due 04/15/2009                                65,908
5,500,000  Residential Accredit Loans, Inc.,
            Series 1997 QS5 Class A 5,
            7.250% due 06/25/2027                              5,530,938
           Standard Credit Card Master
            Trust, Class A,
6,000,000   Series 1995-10,
            5.900% due 02/07/2001                              5,993,760
5,940,000   Series 1994-2,
            7.250% due 04/07/2008                              6,309,230
2,300,000   Union Acceptance Corporation, Class
            A3, Series 1996-C, 6.630% due
            10/08/2003+                                        2,331,947
                                                            ------------

  TOTAL ASSET BACKED SECURITIES
   (Cost $24,961,076)                                         25,168,884
                                                            ------------

COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO) -- 4.0%
1,443,659  CMO Trust, Class F, Series 60,
            9.000% due 08/01/2016                              1,466,036
3,595,000  Federal Home Mortgage
            Corporation, Series #1541,
            Class F,
            6.250% due 05/15/2019                              3,583,855
1,925,000  Federal Home Mortgage
            Corporation, Series 1702-A,
            Class PD,
            6.500% due 04/15/2022                              1,936,916
 3,066,000 Federal Home Mortgage
            Corporation, Series 1752
            Class K,
            8.000% due 07/15/2007                              3,202,192
                                                            ------------

TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO)
  (Cost $10,105,828)                                          10,188,999
                                                            ------------


CORPORATE BONDS AND NOTES -- 39.9%
    Finance -- Domestic -- 18.1%
4,600,000  American Express Company,
            Global Bond,
            6.750% due 06/23/2004                              4,718,910
2,100,000  American General Institutional
            Capital,
            7.570% due 12/01/2045++                            2,166,822
4,000,000  AT&T Capital Corporation,
            MTN,
            6.490% due 05/17/1999                              4,023,360
   24,780  Bank of America National Trust,
            9.000% due 03/01/2008                                 25,145
4,500,000  Countrywide Capital III,
            Subordinated Capital Income
            Secs Series B,
            8.050% due 06/15/2027++                            5,007,240
2,500,000  Ford Motor Credit Corporation,
            8.375% due 01/15/2000                              2,610,600
5,500,000  GMAC, Senior Note,
            6.375% due 12/01/2001                              5,515,510
4,550,000  KFW International Finance, Inc.,
            8.000% due 02/15/2010                              5,160,474
3,540,000  Liberty Mutual Capital
            Corporation, MTN,
            8.100% due 01/14/2005++                            3,860,936
2,100,000  MIC Financing Trust I,
            Capital Trust,
            8.375% due 02/01/2027++                            2,255,589
5,250,000  National Westminster Bank,
            7.750% due 04/29/2049                              5,578,125
4,520,000  Pitney Bowes Credit
            Corporation,
            8.625% due 02/15/2008                              5,277,778
                                                            ------------
                                                              46,200,489
                                                            ------------
    Finance -- Foreign -- 5.5%
4,600,000  Beta Finance Corporation,
            6.625% due 07/02/2002                              4,671,300
4,500,000  Swedish Export Credit Corp.,
            6.010% due 06/19/2000                              4,492,350
4,800,000  Toronto Dominion Bank,
            6.750% due 06/13/2002                              4,895,040
                                                            ------------
                                                              14,058,690
                                                            ------------
    Government Agency -- Foreign -- 2.3%
5,015,000  British Columbia Hydro Power
            Corporation,
            12.500% due 01/15/2014                             5,505,467
  401,000  Manitoba Province Canada,
            9.500% due 09/15/1998                                410,331
                                                            ------------
                                                               5,915,798
                                                            ------------
    Industrial -- 5.1%
3,895,000  Anheuser Busch Companies,
            9.000% due 12/01/2009                              4,679,765
3,480,000  Motorola Inc., Debenture,
            6.500% due 09/01/2025                              3,585,096
4,400,000  Wal-Mart Stores,
            8.625% due 04/01/2001                              4,714,468
                                                            ------------
                                                              12,979,329
                                                            ------------
    Supranational -- 4.3%
3,950,000  African Development Bank,
            Notes,
            6.750% due 07/30/1999                              3,997,439
6,500,000  European Investment Bank,
            7.250% due 04/23/2007                              6,995,625
                                                            ------------
                                                              10,993,064
                                                            ------------
    Transportation -- 0.4%
 1,000,000 Consolidated Rail Corporation,
            MTN,
            7.000% due 07/01/1999                              1,014,010
                                                            ------------
    Utility -- Electric -- 4.2%
2,500,000  Montana Power Company,
            Series A, MTN,
            8.680% due 02/07/2022                              2,754,175
4,100,000  National Rural Utilities,
            7.300% due 09/15/2006                              4,360,391
3,700,000  Puget Sound Energy, Inc.,
            7.020% due 12/01/2027                              3,732,190
                                                            ------------
                                                              10,846,756
                                                            ------------

TOTAL CORPORATE BONDS AND NOTES
  (Cost $100,805,125)                                        102,008,136
                                                            ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 19.3%
    Federal Home Loan Mortgage Corporation
      (FHLMC) -- 0.9%
            FHLMC:
1,810,868  Pool #E62394, Gold,
            7.500% due 09/01/2010                              1,856,900
  570,680  Pool #200021,
            10.500% due 11/01/2000                               599,614
                                                            ------------
                                                               2,456,514
                                                            ------------
    Federal Housing Authority
      (FHA)   - 1.4%
3,471,337  FHA,
           Project Loan 234 1015,
            8.125% due 07/01/2035                              3,585,782
                                                            ------------
    Federal National Mortgage Association
      (FNMA) -- 11.4%
         FNMA:
3,403,078  Pool #100081,
            11.500% due 08/01/2016                             3,813,591
           Pool #250345,
2,007,410   7.000% due 09/01/2025                              2,021,662
3,800,000   7.150% due 08/27/2012                              3,838,000
3,378,834  Pool #303105,
            11.000% due 11/01/2020                             3,721,516
6,547,000  REMIC Trust 1990-41 Class D,
            9.500% due 04/25/2020                              6,987,941
6,150,000  REMIC Trust 1993 183 Class H,
            6.500% due 03/25/2022                              6,174,108
 2,510,000 REMIC Trust 1997 G1 Class K,
            6.750% due 02/18/2004                              2,570,290
                                                            ------------
                                                              29,127,108
                                                            ------------
    Government Agency Debentures -- 1.8%
4,600,000  Tennessee Valley Authority,
            6.375% due 06/15/2005                              4,693,334
                                                            ------------
    Government National Mortgage Association
           (GNMA) -- 3.8% GNMA:
4,810,848  Pool #371438,
            6.500% due 01/15/2024                              4,768,849
4,764,477  Pool #780359,
            7.500% due 12/15/2023                              4,897,454
                                                            ------------
                                                               9,666,303
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $49,257,543)                                          49,529,041
                                                            ------------


U.S. TREASURY OBLIGATIONS -- 22.5%
    U.S. Treasury Bonds -- 11.4%
26,125,000 6.875% due 08/15/2025                              29,133,294
                                                            ------------
    U.S. Treasury Inflation Index Security -- 1.0%
 2,799,555 3.375% due 01/15/2007                               2,726,067
                                                            ------------
    U.S. Treasury Notes -- 10.1%
 2,385,000 7.875% due 01/15/1998                               2,388,005
 3,000,000 6.875% due 07/31/1999                               3,053,700
11,400,000 7.750% due 01/31/2000                              11,856,114
 1,000,000 7.500% due 11/15/2001                               1,059,840
 6,765,000 7.875% due 11/15/2004                               7,562,390
                                                            ------------
                                                              25,920,049
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $56,550,987)                                         57,779,410
                                                            ------------
REPURCHASE AGREEMENT -- 2.5%
  (Cost  $6,358,000)
6,358,000   Agreement with State Street Bank
              and Trust Company,
              6.000% dated 12/31/1997,
              to be repurchased at $6,360,119
              on 01/02/1998, collateralized
              by $5,130,000
              U.S. Treasury Note,
              8.125% maturing
              05/15/2021
              (value $6,488,711)                               6,358,000
                                                            ------------
TOTAL INVESTMENTS
  (Cost  $248,038,559*)                              98.0%   251,032,470
OTHER ASSETS AND
  LIABILITIES (Net)                                   2.0      5,080,319
                                                    -----   ------------
NET ASSETS                                          100.0%  $256,112,789
                                                    =====   ============


---------
 *  Aggregate cost for Federal tax purposes.
 + Floating rate note. The interest shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
 MTN -- Medium Term Note

Munder Intermediate Bond Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                         Value
---------                                                      -----


ASSET BACKED SECURITIES -- 13.3%
  $11,147,000 Banc One Credit Card
                 Master Trust,
                 Series 1994-C, Class A,
                 7.800% due 12/15/2000                      $ 11,324,349
   11,550,000 California Infrastructure
                 SCE-1, Series 1997-1,
                 Class A1,
                 5.980% due 12/26/2000                        11,557,276
    5,500,000 Charming Shoppes
                 Master Trust,
                 Series 1194-1, Class A,
                 7.000% due 04/15/2003                         5,563,800
    5,000,000 Dayton Hudson Credit Card,
                 Series 1995-1A,
                 6.100% due 02/25/2002                         5,004,900
   10,000,000 Discover Card Trust,
                 Series 1991-DA,
                 8.000% due 10/16/2000                        10,120,400
   10,000,000 First Deposit Master Trust,
                 Series 1993-2A,
                 5.750% due 06/15/2001                         9,992,000
   10,000,000 Sears Credit Company,
                 Master Trust,
                 Series 1995-4A,
                 6.250% due 01/15/2003++                      10,018,400
   11,320,000 Standard Credit Card
                 and Trust, Series 1990-6A,
                 7.850% due 02/07/2002                        11,703,748
                                                            ------------
   TOTAL ASSET BACKED SECURITIES
   (Cost  $75,420,765)                                        75,284,873
                                                            ------------


CORPORATE BONDS AND NOTES -- 30.2%
     Banking and Financial Services --  21.3%
   10,000,000 America Express Bank, Ltd.,
                 5.934% due 02/10/2004+                        9,823,000
              Associates Corporation of
                 North America:
    5,000,000    6.000% due 03/15/2000                         4,990,350
    2,570,000 MTN,
                 8.250% due 10/15/2004                         2,828,645
   11,500,000 AT&T Capital Corporation,
                 MTN,
                 6.180% due 12/03/1999                        11,507,360
    5,897,000 BankAmerica Corporation,
                 MTN,
                 5.925% due 08/15/2003+                        5,897,000
   10,000,000 Beneficial Corporation,
                 6.390% due 10/07/2002                        10,022,400
    5,000,000 Discover Credit Card
                 Corporation, MTN,
                 9.000% due 04/01/1998                         5,038,050
    4,250,000 Federal Home Loan Mortgage
                 Corporation,
                 6.000% due 04/25/2000                         4,253,825
              Ford Motor Credit Corporation:
    9,425,000    7.250% due 05/15/1999                         9,584,000
    2,260,000    6.500% due 02/15/2006                         2,273,944
    2,750,000 International Lease Finance
                 Corporation,
                 5.500% due 01/15/1999                         2,738,890
    7,980,000 KFW International
                 Finance, Inc.,
                 8.000% due 02/15/2010                         9,050,677
    6,420,000 Liberty Mutual Capital
                 Corporation, MTN,
                 8.100% due 01/14/2005                         7,002,037
    2,750,000 MIC Financing Trust I,
                 8.375% due 02/01/2027                         2,953,747
    6,433,000 Midland American Capital,
                 12.750% due 11/15/2003                        6,775,364
   10,000,000 Norwest Financial Inc.,
                 6.375% due 09/15/2002                        10,056,200
    4,465,388 Textron Financial Corporation
                 Receivables,
                 6.050% due 03/16/2009                         4,465,477
    4,000,000 U.S. Leasing International,
                 MTN,
                 9.880% due 03/06/2001                         4,415,520
    3,500,000 U.S. West Financial Services,
                 Inc.,
                 8.375% due 10/18/1999                         3,626,420
    3,270,000 Union Bank Switzerland,
                 7.250% due 07/15/2006                         3,454,984
                                                            ------------
                                                             120,757,890
                                                            ------------
       Industrial --  6.2%
    1,180,000 Alcan Aluminum,
                9.200% due 03/15/2001                          1,188,036
    2,750,000 American General Institutional
                Capital, Series A,
                7.570% due 12/01/2045+++                       2,837,505
    4,178,000 Anheuser Busch Companies,
                9.000% due 12/01/2009                          5,019,783
    1,365,000 Columbia Pictures
                 Entertainment Inc.,
                9.875% due 02/01/1998                          1,367,853
    5,000,000 General Motors,
                9.625% due 12/01/2000                          5,449,400
   10,000,000 Merck & Co,
                5.760% due 05/03/2037                         10,225,000
    4,500,000 Montana Power Company,
                 MTN,
                8.680% due 02/07/2022                          4,957,515
    4,100,000 Times Mirror Co.,
                6.610% due 09/15/2027                          4,195,940
                                                             -----------
                                                              35,241,032
                                                             -----------
     Utility -- Electric --  1.0%
    5,625,000 National Rural Utilities,
                6.300% due 11/19/2001                          5,618,757
                                                             -----------
     Utility -- Telephone --  1.7%
    9,500,000 Michigan Bell Telephone,
                5.875% due 09/15/1999                          9,490,690
                                                             -----------

TOTAL CORPORATE BONDS AND NOTES
   (Cost  $170,037,099)                                      171,108,369
                                                            ------------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS -- 28.9%
     Federal Home Loan Mortgage Corporation (FHLMC) --  6.6%
             FHLMC:
    5,174,228 Pool #A00813,
                9.000% due 10/01/2020                          5,475,886
    1,421,149 Pool #E61740,
                9.000% due 04/01/2010                          1,481,178
   13,835,709 Pool #E63697, Gold,
                6.500% due 02/01/2011                         13,861,305
    9,393,196 Pool #E63967, Gold,
                6.500% due 02/01/2011                          9,410,010
    3,446,358 Pool #F70013, Gold,
                7.000% due 12/01/2011                          3,498,984
    4,064,926 Pool #G50249, REMIC,
                8.500% due 03/01/2000                          4,152,647
                                                             -----------
                                                              37,880,010
                                                             -----------
     Federal National Mortgage Association
       (FNMA) --  9.2%
             FNMA:
    6,000,000 7.150% due 08/27/2012                            6,060,000
   11,000,000 Global Bond,
                6.550% due 09/12/2005                         11,332,970
    3,398,785 Pool #070225,
                7.500% due 08/01/2018                          3,470,874
    8,288,665 Pool #250550,
                6.500% due 05/01/2026                          8,188,040
    9,743,976 Pool #303108,
                6.500% due 09/01/2024                          9,633,966
   13,682,678 Pool #303922,
                6.000% due 05/01/2016                         13,382,754
                                                             -----------
                                                              52,068,604
                                                             -----------
     Government Agency Debentures --  12.5%
   50,000,000 AID-Israel,
                 0.000% due 02/15/2004                        34,735,500
   17,675,000 Federal Home Loan Bank,
                 5.285% due 02/21/2001                        17,351,547
    8,304,013 Government National
                 Mortgage Association,
                 Pool #780359,
                 7.500% due 12/15/2023                         8,535,778
   10,000,000 Tennessee Valley Authority,
                 6.375% due 06/15/2005                        10,202,900
                                                            ------------
                                                              70,825,725
                                                            ------------
     Small Business Administration (SBA) --  0.6%
    3,400,880 SBA, Pool #502796,
                 6.500% due 11/25/2019                         3,434,889
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost  $160,145,705)                                      164,209,228
                                                            ------------
U.S. TREASURY OBLIGATIONS -- 25.5%
     U.S. Treasury Inflation Index
       Security --  0.9%
    5,090,100 3.375% due 01/15/2007                            4,956,485
                                                            ------------
     U.S. Treasury Notes --  24.6%
   10,000,000 6.000% due 05/31/1998                           10,019,800
   15,850,000 8.250% due 07/15/1998                           16,076,496
   25,500,000 6.875% due 07/31/1999                           25,956,450
   15,000,000 6.000% due 08/15/1999                           15,072,000
   18,420,000 7.750% due 01/31/2000                           19,156,984
    1,650,000 7.750% due 02/15/2001                            1,744,298
    6,000,000 6.625% due 07/31/2001                            6,167,340
   42,795,000 7.500% due 11/15/2001                           45,355,853
                                                            ------------
                                                             139,549,221
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost  $144,669,180)                                      144,505,706
                                                            ------------
REPURCHASE AGREEMENT -- 0.7%
   (Cost  $4,162,000)
    4,162,000 Agreement with State Street
                 Bank and Trust Company,
                 6.000% dated 12/31/1997,
                  to be repurchased at
                 $4,163,387 on 01/02/1998,
                 collateralized by
                 $3,740,000 U.S. Treasury
                 Note, 6.875% maturing
                 08/15/2025
                 (value $4,246,071)                            4,162,000
                                                            ------------
TOTAL INVESTMENTS
   (Cost  $554,434,749*)                          98.6%      559,270,176
OTHER ASSETS AND
   LIABILITIES (Net)                               1.4         8,112,487
                                                 -----      ------------
NET ASSETS                                       100.0%     $567,382,663
                                                 =====      ============

----------

  *  Aggregate cost for Federal tax purposes.
  + Floating rate note. The interest rate shown reflects the rate currently in effect.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

Munder International Bond Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                         Value
---------                                                      -----

Australia -- 2.8%
    Government -- 2.8%
AUD     2,000,000 Queensland Treasury Corporation,
                  Government Bond, Series 5,
                    6.500% due 06/14/2005                  $   1,326,507
                                                            ------------
Belgium -- 3.9%
    Government -- 3.9%
BEF    61,000,000 Kingdom of Belgium, Series 10,
                    8.750% due 06/25/2002                      1,899,922
                                                            ------------
Canada -- 6.6%
    Government -- 6.6%
                  Government of Canada:
CAD     3,000,000   7.500% due 12/01/2003                      2,310,696
        1,000,000   8.000% due 06/01/2023                        886,113
                                                            ------------
                                                               3,196,809
                                                            ------------
Denmark -- 5.4%
    Government -- 5.4%
DKK    15,750,000 Kingdom of Denmark,
                    8.000% due 05/15/2003                      2,595,386
                                                            ------------
Finland -- 1.4%
    Government -- 1.4%
FIM     3,000,000 Republic of Finland,
                    9.500% due 03/15/2004                        672,664
                                                            ------------
France -- 18.0%
    Finance -- 4.3%
FRF    12,000,000 Case Refinance Hypo,
                    8.500% due 03/05/1999                      2,092,648
    Government--  9.5% Government of France:
       22,500,000   5.500% due 04/25/2007                      3,796,045
        3,600,000   8.500% due 12/26/2012                        774,851
    Supranational -- 4.2%
       12,000,000 Eurofima,
                    5.625% due 11/25/1999                      2,040,808
                                                            ------------
                                                               8,704,352
                                                            ------------
Germany -- 14.5%
    Finance -- 4.9%
DEM     2,600,000 Bayerische Vereinsbank New York,
                    Global Bond,
                    4.500% due 06/24/2002                      1,420,717
        1,700,000 Sudwest LB Capital Markets,
                    5.000% due 02/08/1999                        953,879
    Government -- 7.5%
        6,000,000 Federal Republic of Germany, Series 95,
                    6.500% due 10/14/2005                      3,597,099
    Supranational -- 2.1%
        1,750,000 International Bank of Reconstruction
                     & Development,
                    7.250% due 10/13/1999                      1,019,970
                                                            ------------
                                                               6,991,665
                                                            ------------
Japan -- 18.2%
    Finance -- 4.3%
JPY   230,000,000 Asian Development Bank,
                    5.000% due 02/05/2003                      2,071,973
    Government-- 9.8%
      580,000,000 Government of Japan,
                    2.600% due 09/20/2007                      4,715,692
    Supranational-- 4.1%
      220,000,000 Intermediate America Development Bank,
                    6.000% due 10/30/2001                      1,994,524
                                                            ------------
                                                               8,782,189
                                                            ------------
Netherlands -- 5.0%
    Government -- 5.0%
NLG     4,300,000 Government of Netherlands, Series 2,
                    8.250% due 06/15/2002                      2,406,337
                                                            ------------
Sweden -- 2.8%
    Government -- 2.8%
SEK    10,500,000 Government of Sweden, Series 1038,
                    6.500% due 10/25/2006                      1,370,776
                                                            ------------
United Kingdom -- 7.9%
    Finance -- 2.5%
GBP      750,000  General Electric Capital Corporation,
                    7.500% due 12/01/1998                      1,229,565
    Government -- 2.7%
         650,000  United Kingdom Treasury,
                    8.000% due 06/07/2021                      1,296,163
    Supranational-- 2.7%
 GBP     750,000  European Investment Bank,
                    8.500% due 11/06/2001                      1,294,239
                                                            ------------
                                                               3,819,967
                                                            ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $43,728,649)                                          41,766,574
                                                            ------------

GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
 GBP      600,000 Federal National Mortgage Association,
                    Global Bond,
                    6.875% due 06/07/2002                        987,348
DEM     3,700,000 Tennessee Valley Authority,
                    Global Bond,
                    6.375% due 09/18/2006                      2,173,579
                                                            ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,317,161)                                            3,160,927
REPURCHASE AGREEMENT -- 4.5%
  (Cost $2,187,000)
U.S.$   2,187,000 Agreement with State Street
                    Bank and Trust Company, 6.000%
                    dated 12/31/1997, to be repurchased at
                    $2,187,729 on 01/02/1998,
                    collateralized by $1,775,000 U.S.
                    Treasury Bond, 10.75% maturing
                    02/15/2003 (value $2,230,953)              2,187,000
                                                            ------------
TOTAL INVESTMENTS (Cost $49,232,810*)          97.5%          47,114,501
OTHER ASSETS AND LIABILITIES (Net)              2.5            1,192,638
                                              -----         ------------
NET ASSETS                                    100.0%        $ 48,307,139
                                              =====         ============
---------
* Aggregate cost for Federal tax purposes.
ABBREVIATIONS:
AUD -- Australian Dollar
BEF -- Belgian Francs
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
DKK -- Danish Krone
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona

Munder U.S. Government Income Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                         Value
---------                                                      -----

ASSET BACKED SECURITY -- 1.8%
   (Cost  $4,954,150)
$ 5,000,000 Residential Accreditation
              Loans, Inc., Class A4,
              Series 1997-QS3,
              7.750% due 04/25/2027                          $ 5,087,250
                                                            ------------
CORPORATE BONDS AND NOTES -- 1.6%
Finance --  0.0% +
     25,574 BankAmerica National Trust,
              9.000% due 03/01/2008                               25,950
                                                            ------------
Industrial --  1.6%
  4,500,000 International Business
              Machines Corporation,
              6.220% due 08/01/2027                            4,553,955
                                                            ------------
TOTAL CORPORATE BONDS
   AND NOTES
  (Cost  $4,524,950)                                           4,579,905
                                                            ------------

U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 81.1%
    Federal Home Loan Mortgage Corporation
      (FHLMC) --  28.1%
            FHLMC:
  3,141,229 Pool #A01048, Gold,
              8.500% due 02/01/2020                            3,268,166
  8,437,354 Pool #E00160, Gold,
              7.000% due 11/01/2007                            8,559,105
  2,492,683 Pool #G00479, Gold,
              9.000% due 04/01/2025                            2,646,258
  1,000,000 Series 1452, Class PH,
              6.500% due 06/15/2006                            1,011,760
    597,407 Series 1542, Class E,
              5.650% due 01/15/2015                              595,704
  9,150,000 Series 1574, Class PG,
              6.500% due 02/15/2021                            9,255,499
  3,000,000 Series 16, Class PM,
              6.500% due 04/25/2021                            3,007,380
  1,300,000 Series 1633, Class PL
              6.500% due 03/15/2023                            1,305,278
  3,800,000 Series 1647, Class VC,
              6.300% due 06/15/2006                            3,736,654
  3,000,000 Series 1671, Class F,
              6.250% due 03/15/2022                            2,990,490
  1,089,795 Series 168, Class E,
              8.000% due 12/15/2020                            1,095,429
  4,811,145 Series 1685, Class G,
              6.000% due 09/15/2023                            4,712,757
  8,560,000 Series 1702A, Class PD,
              6.500% due 04/15/2022                            8,612,986
  1,000,000 Series 1706, Class K,
              7.000% due 03/15/2024                            1,023,290
  2,000,000 Series 1848, Class PE,
              7.000% due 09/15/2025                            2,076,280
  8,943,000 Series 1865, Class PD,
              7.000% due 12/15/2025                           9,139,478
  4,156,000 Series 1866, Class E,
              7.000% due 01/15/2026                            4,247,100
  5,000,000 Series 43, Class D,
              10.000% due 06/15/2020                           5,710,950
  5,000,000 Series T-7, Class A6,
              7.030% due 08/25/2028                            5,166,150
                                                            ------------
                                                              78,160,714
                                                            ------------
Federal Housing Authority/Veterans Administration (FHA/VA) --  0.4%
    989,947 FHA, Azalea Garden,
              Series 051-11086,
              8.375% due 08/30/2030                            1,027,225
                                                            ------------
    Federal National Mortgage Association
       (FNMA) --  43.6%
            FNMA:
    178,589 Pool #040305,
              11.500% due 02/01/2014                             198,106
     72,236 Pool #058255,
              11.500% due 11/01/2010                              80,155
     98,757 Pool #081585,
              11.500% due 07/01/2012                             109,578
  2,080,807 Pool #100081,
              11.500% due 08/01/2016                           2,331,814
    328,001 Pool #210448,
              11.500% due 11/01/2015                             364,347
  3,640,689 Pool #250323,
              7.000% due 07/01/2002                            3,688,345
  5,192,204 Pool #303020,
              7.000% due 10/01/2024                            5,228,757
  2,263,227 Pool #303105,
              11.000% due 11/01/2020                           2,492,764
  2,461,966 Pool #303645,
              11.000% due 09/01/2019                           2,714,638
    265,567 Pool #336457,
              10.500% due 11/01/2020                             288,947
  2,421,653 Series 1989-98, Class D,
              9.200% due 04/25/2019                            2,486,771
  5,000,000 Series 1990-117, Class E,
              8.950% due 10/25/2020                            5,391,850
  5,722,373 Series 1990-120, Class G,
              9.000% due 11/25/2019                            5,863,029
  5,000,000 Series 1990-45, Class J,
              9.500% due 05/25/2020                            5,633,450
  5,879,951 Series 1991-98, Class H,
              8.750% due 08/25/2021                            6,183,945
  5,000,000 Series 1993-120, Class HA,
              6.500% due 01/25/2021                            5,029,650
  7,500,000 Series 1993-144, Class C,
              7.000% due 07/25/2019                            7,577,250
  2,000,000 Series 1993-160, Class BC,
              6.500% due 09/25/2022                            2,009,800
  5,100,000 Series 1993-163, Class BJ,
              7.000% due 07/25/2006                            5,210,313
  2,000,000 Series 1993-168, Class PG,
              6.250% due 01/25/2020                            1,990,300
  3,000,000 Series 1993-198, Class T,
              6.500% due 10/25/2023                            2,843,550
  2,500,000 Series 1993-209, Class H,
              6.000% due 03/25/2008                            2,475,950
 10,319,600 Series 1993-226, Class PN,
              9.000% due 05/25/2022                           11,741,744
  2,000,000 Series 1993-83, Class VE
              6.600% due 12/25/2005                            1,996,680
  1,500,000 Series 1994-37, Class N,
              6.500% due 03/25/2024                            1,451,325
  1,467,000 Series 1994-60, Class PJ,
              7.000% due 04/25/2024                            1,500,580
  5,000,000 Series 1995-M1, Class C,
              6.965% due 07/25/2010                            5,167,750
  7,634,900 Series 1996-28, Class PJ,
              6.500% due 12/25/2024                            7,629,937
  5,150,000 Series 1996-70, Class PJ,
              6.500% due 02/25/2026                            5,191,406
  9,500,000 Series 1997-60, Class PD,
              6.500% due 01/18/2024                            9,532,300
  6,705,000 Series G97-1,Class J,
              6.750% due 02/18/2004                            6,777,883
                                                            ------------
                                                             121,182,914
                                                            ------------
    Government National Mortgage Association
      (GNMA) --  8.8%
             GNMA:
  9,892,054 Pool #008565,
              6.875% due 12/20/2024                           10,184,166
  3,811,745 Pool #780359,
              7.500% due 12/15/2023                            3,918,131
 10,100,000 Series 1996-11, Class PD,
              7.000% due 06/20/2025                           10,383,204
                                                            ------------
                                                              24,485,501
                                                            ------------
    Small Business Administration
      (SBA) --   0.2%
    556,269 SBA, Pool # 503548,
              6.125% due
              11/25/2021+++                                      556,269
                                                            ------------
TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (Cost $221,358,098)                                        225,412,623
                                                            ------------
U.S. TREASURY OBLIGATIONS --  11.9%
    U.S. Treasury Bonds-- 9.2%
  1,800,000 8.750% due 11/15/2008                              2,048,130
  4,000,000 8.125% due 08/15/2019                              5,002,080
 14,750,000 8.000% due 11/15/2021                             18,390,742
                                                            ------------
                                                              25,440,952
                                                            ------------
    U.S. Treasury Note -- 2.7%
  6,750,000 7.875% due 11/15/2004                              7,545,623
                                                            ------------

TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost  $31,328,859)                                         32,986,575
                                                            ------------
REPURCHASE AGREEMENT -- 2.9%
   (Cost  $7,961,000)
 7,961,000  Agreement with State Street
              Bank and Trust Company,
              6.000% dated 12/31/1997,
              to be repurchased at
              $7,963,654 on 01/02/1998, collateralized by
              $7,155,000 U.S. Treasury
              Bond, 6.875% maturing
              08/15/2025
              (value $8,123,165)                               7,961,000
                                                            ------------
TOTAL INVESTMENTS
  (Cost  $270,127,057*)                              99.3%   276,027,353
OTHER ASSETS AND
  LIABILITIES (Net)                                   0.7      1,861,677
                                                    -----   ------------
NET ASSETS                                          100.0%  $277,889,030
                                                    =====   ============

---------
  *  Aggregate cost for Federal tax purposes.
+++  Variable rate security. The interest rate shown reflects the rate currently in effect.
 +   Amount represents less than 0.1% of net assets.

Munder Michigan Triple Tax-Free Bond Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

                                                                      Rating
Principal                                                       ------------------
Amount                                                           S&P       Moody's    Value
---------                                                       ------    --------    ------
    Michigan -- 97.7%
$ 1,000,000 Bay City, Michigan, Electric Utility
             Revenue Refunding,
              (AMBAC Insured),
              5.300% due 01/01/2010                              AAA        Aaa       $1,040,170
 1,000,000  Caledonia Community Schools, Michigan, GO,
              (AMBAC Insured),
              5.500% due 05/01/2022                              AAA        Aaa        1,022,850
 1,000,000  Central Michigan University Revenue,
              (FGIC Insured),
              5.500% due 10/01/2026                              AAA        Aaa        1,028,640
   600,000  Clintondale Community Schools, Michigan, GO,
              5.250% due 05/01/2015                              AA         Aa2          610,542
 1,055,000  De Witt, Michigan, Public Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.500% due 05/01/2011                              AAA        Aaa        1,110,187
   700,000  Dearborn School District, Michigan, GO,
              (MBIA Insured),
              5.000% due 05/01/2014                              AAA        Aaa          702,051
 1,000,000  Detroit, Michigan, Sewer Disposal Revenue,
              Series A, (MBIA Insured),
              5.000% due 07/01/2027                              AAA        Aaa          979,090
 1,055,000  Detroit, Michigan, Water Supply System,
              (MBIA Insured), Series B,
              5.400% due 07/01/2011                              AAA        Aaa        1,130,095
 1,000,000  Dexter Community Schools, Michigan, GO,
              5.700% due 05/01/2014                              AA         Aa2        1,047,390
 1,000,000  Eastern Michigan University Revenue, GO,
              (FGIC Insured),
              5.500% due 06/01/2017                              AAA        Aaa        1,038,620
 1,000,000  Ferris State University, Michigan,
              Revenue Refunding,
              (MBIA Insured),
              5.250% due 10/01/2015                              AAA        Aaa        1,011,950
            Grand Rapids, Michigan:
   750,000    Building Authority, Refunding, and Improvement
              Revenue,
              5.500% due 04/01/2013                              A+         A1           769,695
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2016                              AAA        Aaa        1,023,750
 1,000,000    Community College Refunding, GO,
              (MBIA Insured),
              5.375% due 05/01/2019                              AAA        Aaa        1,015,700
 1,000,000  Hastings, Michigan, School District, GO,
              (FGIC Insured, Q-SBLF),
              5.625% due 05/01/2018                              AAA        Aaa        1,042,930
   500,000  Holland, Michigan, Water Supply Systems,
              5.375% due 07/01/2017                              A+         A1           510,125
            Hudsonville Public Schools, Michigan:
 1,000,000    Refunding,
              5.150% due 05/01/2027                              AAA        Aaa          976,470
   950,000    Series B, GO, (FGIC Insured),
              Pre-refunded,
              6.000% due 05/01/2004                              AAA        Aaa        1,052,989
 1,000,000  Kalamazoo, Michigan, City School District, GO,
              (FGIC Insured),
              5.700% due 05/01/2016                              AAA        Aaa        1,060,880
 1,500,000  Kalamazoo, Michigan, Hospital Finance Authority
              Revenue, Series A,
              6.250% due 06/01/2014                              AAA        Aaa        1,730,025
   500,000  Kenowa Hills, Michigan, Public Schools, GO,
              (MBIA Insured),
              5.625% due 05/01/2010                              AAA        Aaa          533,365
 1,000,000  Lansing Board of Water & Light,
              (Water Supply & Electric Utility Systems Revenue),
              Series A,
              5.000% due 07/01/2013                              AA         Aa           998,740
   890,000  Lansing Sewer Disposal Systems Revenue,
              (FGIC Insured),
              5.700% due 05/01/2009                              AAA        Aaa          954,828
 1,000,000  Livonia Public School District, Michigan, GO,
              (FGIC Insured),
              5.125% due 05/01/2022                              AAA        Aaa          993,850
 1,250,000  Michigan Municipal Bond Authority Revenue,
              State Revolving Fund,
              5.125% due 10/01/2020                              AA+        Aa1        1,255,463
   600,000  Michigan Public Power Agency Revenue,
              (Belle River Project), Series A,
              5.250% due 01/01/2018                              AA-        A1           599,934
 1,000,000  Michigan State Building Authority Revenue,
              Facilities Project, Series II,
              5.000% due 10/15/2014                              AA-        A1           994,180
   500,000  Michigan State Comprehensive,
              Refunding Series A,
              6.000% due 08/01/2003                              AAA        Aaa          543,380
            Michigan State Comprehensive Transportation Revenue
              Series A, (MBIA Insured):
 1,000,000    5.250% due 08/01/2012                              AAA        Aaa        1,031,480
   500,000    5.250% due 08/01/2014                              AAA        Aaa          511,585
            Michigan State Hospital Finance Authority Revenue:
 1,000,000    (Henry Ford Continuing Care), Series A,
              5.250% due 11/15/2025                              AA         Aa2          991,440
 1,000,000    (Mercy Health Services), Series S,
              5.500% due 08/15/2020                              AA-        Aa3        1,026,340
 1,000,000    (Mercy Health Services), Series W,
              5.250% due 08/15/2027                              AAA        Aaa          991,260
   500,000    Hospital, Henry Ford Health, Series A,
              5.250% due 11/15/2020                              AA         Aa2          498,680
            Michigan State Housing Development Authority, Series A:
              (AMBAC Insured):
   500,000    6.050% due 12/01/2027                              AAA        Aaa          528,305
 1,000,000    6.450% due 12/01/2014                              AA+        NR         1,072,360
 1,000,000  Michigan State Trunk Line Highway Revenue, Series A,
              (FGIC Insured),
              5.500% due 11/01/2016                              AAA        Aaa        1,029,930
 1,500,000  Michigan State University Revenues,
              General Series A,
              5.125% due 02/15/2016                              AAA        Aaa        1,500,975
   500,000  Montrose, Michigan, School District, GO,
              (MBIA Insured, Q-SBLF),
              6.200% due 05/01/2017                              AAA        Aaa          575,820
 1,000,000  Northview, Michigan, Public Schools District, GO,
              (MBIA Insured, Q-SBLF),
              5.800% due 05/01/2021                              AAA        Aaa        1,055,700
   500,000  Oakland Community College, Michigan, Refunding and
              Improvement, GO, (MBIA Insured),
              5.250% due 05/01/2018                              AAA        Aaa          502,955
 1,000,000  Plymouth-Canton, Michigan, Community School District,
              GO, Series A
              6.625% due 05/01/2016                              AA         Aa2        1,074,080
 1,000,000  Redford, Michigan Union School District, Refunding,
              5.000% due 05/01/2022                              AAA        Aaa          994,490
 1,000,000  Redford, Michigan, Unified School District, GO,
              (FGIC Insured, Q-SBLF),
              5.750% due 05/01/2011                              AAA        Aaa        1,100,090
 1,750,000  Rochester Community School District, Michigan, GO,
              5.000% due 05/01/2019                              AAA        Aaa        1,752,240
   750,000  Rochester Community School District, Michigan, GO,
              (Q,SBLF), Pre-refunded,
              6.500% due 05/01/2009                              AA         NR           815,895
   600,000  Royal Oak, Michigan, Hospital Finance Authority,
              Hospital Revenue, (William Beaumont Hospital),
              Series G,
              5.500% due 11/15/2013                              AA         Aa3          621,660
 1,000,000  Saint Johns, Michigan, Public Schools District,
              GO, (FGIC Insured, Q-SBLF),
              5.625% due 05/01/2020                              AAA        Aaa        1,037,940
 1,000,000  South Lake, Michigan, Public Schools System,
              5.125% due 05/01/2014                              AAA        Aaa        1,019,230
 1,000,000  South Redford, Michigan, School District, GO,
              (FGIC Insured, Q-SBLF),
              5.350% due 05/01/2010                              AAA        Aaa        1,044,200
   600,000  University of Michigan,
              Hospital Revenue, Series A,
              5.500% due 12/01/2021                              AA         Aa2          609,540
 1,000,000  West Bloomfield School District, Michigan, GO,
              (MBIA Insured),
              5.125% due 05/01/2014                              AAA        Aaa        1,006,420
 1,000,000  Williamston, Michigan, Community School District,
              5.500% due 05/01/2025                              AAA        Aaa        1,066,510
   500,000  Willow Run, Michigan, Community Schools, GO,
              (AMBAC Insured, Q-SBLF),
              5.000% due 05/01/2016                              AAA        Aaa          496,965
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $48,225,311)                                    50,733,979
                                                                                    ------------
Shares
------
SHORT-TERM INVESTMENT -- 0.7%
   (Cost $367,599)
   367,599  Navigator Tax-Free Money Market Fund                                         367,599
                                                                                     -----------
TOTAL INVESTMENTS (Cost $48,592,910*)                                 98.4%           51,101,578
OTHER ASSETS AND LIABILITIES (Net)                                     1.6                30,869
                                                                     -----           -----------
NET ASSETS                                                           100.0%          $51,932,447
                                                                     =====           ===========

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificates of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund
SBPA  -- Stand by Purchase Agreement

Munder Tax-Free Bond Fund
 Portfolio of Investment, December 31, 1997 (Unaudited)

Principal                                                          Rating
Amount                                                         ----------------
---------                                                        S&P      Moody's     Value
                                                                ----     --------     -----
MUNICIPAL BONDS AND NOTES -- 98.2%
    Arizona -- 0.9%
$1,600,000    Phoenix, Arizona Water Systems Revenue, ETM,
                8.000% due 06/01/2003                            AAA        Aaa      $ 1,886,832
                                                                                    ------------
    California -- 3.1%
 2,905,000    Perris, California Community
                Facilities Revenue, ETM,
                8.750% due 10/01/2021                            AAA        Aaa        4,303,060
 2,000,000    San Diego, California, Public
                Facility Financing Authority,
                Sewer Revenue, Series A, (FGIC Insured),
                5.250% due 05/15/2027                            AAA        Aaa        2,002,440
                                                                                    ------------
                                                                                       6,305,500
                                                                                    ------------
    District of Columbia -- 0.7%
 1,500,000    District of Columbia, Washington, Revenue,
                Smithsonian Institution,
                5.000% due 02/01/2028                            AAA        Aaa        1,461,600
                                                                                    ------------
    Florida -- 17.2%
 2,000,000    Florida State, Board of Education,
                Administrative Capital Revenue,
                8.400% due 06/01/2007                            AA+        Aa2        2,591,800
 2,000,000    Florida State, Department of Transportation,
               Right of Way, GO,
                5.300% due 07/01/2015                            AA+        Aa2        2,040,840
 2,500,000    Florida State, Turnpike Authority Revenue,
                Department of Transportation, Series A,
                (FGIC Insured),
                5.500% due 07/01/2012                            AAA        Aaa        2,635,475
 3,000,000    Gainesville, Florida, Utility Systems Revenue,
                Series A,
                6.500% due 10/01/2012                            AA         Aa         3,516,330
 7,385,000    Orlando, Florida, Utilities Commission, Water and
                Electric Revenue Refunding, Series D,
                6.750% due 10/01/2017                            AA-        Aa2        9,080,005
              Palm Beach County, Florida:
 2,285,000      Criminal Justice,
                5.750% due 06/01/2013                            AAA        Aaa        2,553,602
 3,000,000      GO,
                6.750% due 07/01/2011                            AA         Aa2        3,615,540
 7,600,000    Port Everglades, Florida,
                Port Authority Revenue, ETM,
                7.125% due 11/01/2016                            AAA        Aaa        9,353,320
                                                                                    ------------
                                                                                      35,386,912
                                                                                    ------------
    Georgia -- 6.7%
              Georgia State, GO:
 4,500,000      7.400% due 08/01/2007                            AAA        Aaa        5,567,130
 2,000,000      Series B,
                6.250% due 03/01/2011                            AAA        Aaa        2,303,160
 5,100,000    Metro Atlanta Rapid Transit Authority, Series K,
                6.250% due 07/01/2018                            AA-        A1         5,862,042
                                                                                     -----------
                                                                                      13,732,332
                                                                                     -----------
    Hawaii  -- 2.4%
              Honolulu, Hawaii, GO:
 2,400,000      5.000% due 10/01/2013                            AA         Aa2        2,428,200
 2,000,000      7.350% due 07/01/2008                            AA         NR         2,464,140
                                                                                     -----------
                                                                                       4,892,340
                                                                                     -----------
    Illinois -- 12.0%
 1,000,000    Addison, Illinois, Single-family
                Mortgage Revenue, ETM,
                7.500% due 04/01/2011                            AAA        NR         1,197,520
 2,500,000    Chicago, Illinois, Park District,
                5.375% due 01/01/2025                            AAA        Aaa        2,507,375
 2,500,000    Chicago, Illinois, Wastewater
                Transmission Revenue,
                (FGIC Insured),
                5.375% due 01/01/2013                            AAA        Aaa        2,668,550
 2,000,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                            AAA        Aaa        2,177,660
 5,000,000    Illinois Educational Facilities
                Authority Revenue,
                Northwestern University,
                Mandatory Put 11/01/2015,
                5.250% due 11/01/2032                            AA+        Aa1        5,045,350
 3,000,000    Illinois State,
                (FGIC Insured),
                5.125% due 12/01/2015                            AAA        Aaa        3,015,780
              Illinois State, Sales Tax Revenue:
 4,500,000      Series P,
                6.500% due 06/15/2022                            AAA        Aa3        5,447,655
 2,500,000      Series Y,
                5.250% due 06/15/2009                            NR         Aa3        2,637,825
                                                                                     -----------
                                                                                      24,697,715
                                                                                     -----------
    Maryland -- 3.5%
 3,000,000   Baltimore, Maryland, (Water Projects), Series A,
               (FGIC Insured),
               5.000% due 07/01/2024                            AAA        Aaa         3,027,090
 3,725,000   Baltimore, Maryland, Series A,
               (FGIC Insured),
               5.900% due 07/01/2010                            AAA        Aaa         4,187,720
                                                                                      ----------
                                                                                       7,214,810
                                                                                      ----------
    Massachusetts -- 1.4%
 3,000,000    Massachusetts State, Turnpike Authority Revenue,
                Department of Transportation, Senior Series A,
                5.125% due 01/01/2023                            AAA        Aaa        2,973,240
                                                                                      ----------
    Michigan -- 20.4%
 3,000,000    Detroit, Michigan, Sewer Disposal Revenue,
                Series A, (MBIA Insured),
                5.000% due 07/01/2027                            AAA        Aaa        2,937,270
 4,500,000    Michigan Municipal Bond Authority Revenue,
                (Pooled Project), Series B,
                5.625% due 10/01/2019                            AA         Aa1        4,655,115
 3,000,000    Michigan State, Building Authority Revenue,
                Series I,
                6.500% due 10/01/2004                            AA-        A1         3,404,700
 3,000,000    Michigan State, Comprehensive Transportation,
                Series A, (MBIA Insured),
                5.250% due 08/01/2014                            AAA        Aaa        3,069,510
 7,000,000    Michigan State, Enviromental
                Protection Program, GO,
                6.250% due 11/01/2012 AA Aa2 8,131,270
              Michigan State, Hospital
              Financing Authority Revenue:
 2,250,000      (Henry Ford Health System),
                (AMBAC Insured),
                6.000% due 09/01/2011                            AAA        Aaa        2,522,362
 3,000,000      (Mercy Health Services), Series S,
                5.250% due 08/15/2027                            AAA        Aaa        2,973,780
 5,500,000    Michigan State, Trunk Line, Series A,
                (FGIC Insured),
                5.625% due 11/01/2020                            AAA        Aaa        5,721,210
 4,500,000    Rochester Community School District,
                Michigan, GO,
                Pre-refunded, (Q-SBLF),
                5.000% due 05/01/2019                            AAA        Aaa        4,505,760
 2,500,000    Rockford, Michigan, Public School System,
                5.250% due 05/01/2022                            AAA        Aaa        2,503,975
 1,500,000    South Lake, Michigan, Public Schools System,
                5.125% due 05/01/2014                            AAA        Aaa        1,528,845
                                                                                     -----------
                                                                                      41,953,797
                                                                                     -----------
    Minnesota -- 3.7%
 7,000,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                            AA         Aa3        7,501,970
                                                                                     -----------
    Nevada -- 1.5%
 3,000,000    Nevada State, Colorado River Community, GO,
                5.250% due 07/01/2020                            AA         Aa         3,031,080
                                                                                     -----------
    New Mexico -- 0.5%
  1,000,000   Bernalillo County, New Mexico, Gross Receipts,
                5.750% due 10/01/2017                            AA         Aa3        1,094,050
                                                                                     -----------
    New York -- 3.4%
  3,000,000   New York City, New York, Municipal Water Finance,
                Series B,
                5.125% due 06/15/2030                            AAA        Aaa        2,947,200
 4,000,000    Triborough, New York, Bridge & Tunnel Authority,
                General Purpose Series A,
                5.250% due 01/01/2028                            A+         Aa3        3,998,240
                                                                                     -----------
                                                                                       6,945,440
                                                                                     -----------
    North Carolina -- 1.3%
 2,500,000    North Carolina, Municipal Power Agency, Catawba
                Electric Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                            AAA        Aaa        2,671,250
                                                                                     -----------
    Ohio -- 2.4%
  2,500,000   Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                            AAA        Aaa        2,509,775
  2,000,000   Ohio State, GO,
                6.650% due 09/01/2009                            AA+        Aa1        2,381,960
                                                                                     -----------
                                                                                       4,891,735
                                                                                     -----------
    Oklahoma -- 0.6%
  1,000,000   Blackwell, Oklahoma, Hospital and
                Trust Authority, First Mortgage Revenue,
                (Blackwell Regional Hospital), ETM,
                8.350% due 05/01/2009                            AAA        NR         1,257,720
                                                                                     -----------
    Pennsylvania -- 1.0%
 2,000,000    Pennsylvania State, GO,
                5.000% due 10/15/2015                            AA-        Aa3        1,990,340
                                                                                     -----------
    South Carolina -- 1.1%
 2,215,000    South Carolina, State Highway, Series B,
                5.650% due 07/01/2021                            AAA        Aaa        2,334,145
                                                                                     -----------
    Texas -- 4.5%
 4,000,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                            AAA        Aaa        5,426,480
 1,500,000    San Antonio, Texas, Electric & Gas Revenue,
                Series A,
                5.000% due 02/01/2012                            AA         Aa1        1,539,330
 2,000,000    Spring, Texas, Independent School District
                Authority, GO, (PSFG),
                6.875% due 08/15/2009                            AAA        Aaa        2,374,080
                                                                                     -----------
                                                                                       9,339,890
                                                                                     -----------
    Virginia -- 6.4%
 4,000,000    Fairfax County, Virginia, Water
                Authority Revenue, Refunding,
                5.000% due 04/01/2021                            AA         Aa2        4,044,240
 5,000,000    Richmond, Virginia, Series B,
                5.000% due 01/15/2021                            AAA        Aaa        4,926,350
 2,000,000    Richmond, Virginia, Public Improvement,
                Series A, GO,
                5.500% due 01/15/2016                            AA         A1         2,060,580
 2,115,000    Virginia College Building Authority,
                Educational Facilities Revenue,
                (21st Century College Project),
                5.250% due 08/01/2016                            AA         Aa         2,164,005
                                                                                     -----------
                                                                                      13,195,175
                                                                                     -----------
    Washington -- 3.5%
 1,815,000    Douglas County, Washington, Public
                Utility District No.1, GO,
                (Wells Hydroelectric Project), Pre-refunded,
                8.750% due 09/01/2006                             A          A         2,444,660
 4,750,000    Seattle, Washington, Drain & Wastewater
                Utility Revenue, (MBIA Insured),
                5.250% due 12/01/2025                            AAA        Aaa        4,747,434
                                                                                     -----------
                                                                                       7,192,094
                                                                                     -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $188,201,495)
                                                                                     201,949,967
                                                                                    ------------
Shares
------------
SHORT-TERM INVESTMENT -- 2.3%
  (Cost $4,696,935)
4,696,935   Navigator Tax-Free Money Market Fund                                       4,696,935
                                                                                    ------------
TOTAL INVESTMENTS (Cost $192,898,430*)                               100.5%          206,646,902
OTHER ASSETS AND LIABILITIES (Net)                                    (0.5)             (927,044)
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $205,719,858
                                                                     =====          ============

-------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificates of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund
SBPA  -- Stand by Purchase Agreement

Munder Tax-Free Intermediate Bond Fund
   Portfolio of Investments, December 31, 1997

                                                                     Rating
Principal                                                      -----------------
Amount                                                          S&P     Moody's        Value
------                                                          ---     -------        -----
    Alabama -- 1.2%
$ 3,500,000 Alabama State Public School and College Authority
              Revenue, Series A,
              5.750% due 08/01/2003                              AA-        Aa       $ 3,785,880
                                                                                    ------------
    California -- 4.7%
 6,100,000  Los Angeles County, California, Metropolitan
              Transportation Authority,
              Sales Tax Revenue, Series B, (AMBAC Insured),
              8.000% due 07/01/2003                              AAA        Aaa        7,204,527
 6,070,000  Sacramento County, California, Sanitation District
              Financing Authority Revenue,
              9.000% due 12/01/2002                              AA         Aa         7,343,850
                                                                                    ------------
                                                                                      14,548,377
                                                                                    ------------
    Colorado -- 1.8%
 5,000,000  Arapahoe County, Colorado, School District, Cherry
              Creek Referendum,
              5.500% due 12/15/2006                              AA         Aa2        5,415,900
                                                                                    ------------
    Delaware -- 0.9%
 2,500,000  Delaware State, GO, Series A,
              5.000% due 01/01/2007                              AA+        Aa1        2,601,550
                                                                                    ------------
    Florida -- 8.0%
 4,000,000  Dade County, Florida, School District,
              (MBIA Insured),
              6.000% due 07/15/2005                              AAA        Aaa        4,444,440
 6,500,000  Florida State, Board of Education, Capital Outlay,
              Series D,
              6.000% due 06/01/2005                              AA+        Aa2        7,207,525
            Jacksonville, Florida, Electric Authority Revenue:
 5,000,000    Bulk Power Supply System Sherer, Series 4-1-A,
              Pre-refunded,
              6.750% due 10/01/2000                              AAA        Aaa        5,419,900
 3,650,000    St. John's River Power Park System, Series 10,
              6.500% due 10/01/2003                              AA         Aa1        4,065,406
 3,000,000  Orlando, Florida, Utilities Commission,
              Water and Electric Revenue,
              Series A, Pre-refunded,
              6.500% due 10/01/2001                              AA-        Aa2        3,298,380
                                                                                    ------------
                                                                                      24,435,651
                                                                                    ------------
    Hawaii -- 2.4%
 3,000,000  Hawaii State, GO, Series BZ,
              6.250% due 10/01/2002                              A+         Aa3        3,261,690
 3,650,000  Honolulu, Hawaii, City and County, GO,
              Series A, ETM,
              10.000% due 08/01/2000                             AA         Aaa        4,179,505
                                                                                    ------------
                                                                                       7,441,195
                                                                                    ------------
    Illinois -- 8.3%
 4,500,000  Chicago, Illinois, Metropolitan Water District,
              Capital Improvement,
              6.700% due 01/01/2003                              AA         Aa         4,995,675
 6,000,000  Illinois Educational Facilities Authority Revenues,
              Mandatory Put 11/01/2007,
              4.850% due 11/01/2032                              AA+        Aa1        6,104,760
 4,000,000  Illinois State Sales Tax Revenue, Series Y,
              5.250% due 06/15/2007                              NR         Aa3        4,239,360
 4,525,000  Lake County, Illinois, Adalai E. Stevenson
              School District,  No. 125,
              5.500% due 01/01/2003                              NR         Aa1        4,768,943
 5,000,000  Metropolitan Pier & Exposition Authority,
              Dedicated State Tax Revenue, (McCormick Plan
              Exposition), (Series A),
              (AMBAC Insured),
              5.750% due 06/15/2002                              AAA        Aaa        5,302,550
                                                                                    ------------
                                                                                      25,411,288
                                                                                    ------------
    Maryland -- 7.3%
            Maryland State:
 2,000,000    4.850% due 10/15/2002                              AAA        Aaa        2,066,200
 3,000,000    5.250% due 06/15/2006                              AAA        Aaa        3,207,090
 5,000,000    State & Local Facilities Series 2, GO,
              5.000% due 08/01/2004                              AAA        Aaa        5,215,300
 2,275,000    State & Local Facilities Series 3, GO,
              5.000% due 10/15/2005                              AAA        Aaa        2,388,591
 3,750,000  Montgomery County, Maryland, Consolidated Public
              Improvement, GO, Series B,
              6.875% due 10/01/2000                              AAA        Aaa        4,028,475
 5,000,000  Prince George's County, Maryland,
              Consolidated Public Improvement, GO,
              (MBIA Insured),
              6.250% due 01/01/2005                              AAA        Aaa        5,583,050
                                                                                    ------------
                                                                                      22,488,706
                                                                                    ------------
    Massachusetts -- 2.2%
 6,000,000  Massachusetts Water Resource Authority Revenue,
              Series A, Pre-refunded,
              6.750% due 07/15/2002                              AAA        Aaa        6,723,900
                                                                                     -----------
    Michigan -- 25.1%
 2,500,000  Caledonia, Michigan, Community Schools,
              (AMBAC Insured), Pre-refunded,
              6.700% due 05/01/2002                              AAA        Aaa        2,786,125
            Chippewa Valley, Michigan, Schools, GO:
 2,000,000    (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        2,169,180
 4,200,000    (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        4,555,278
 3,000,000    (FGIC Insured, Q-SBLF), Pre-refunded,
              6.375% due 05/01/2001                              AAA        Aaa        3,253,770
 2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
              Senior Lien Series A,
              5.250% due 07/01/2006                              AAA        Aaa        2,122,600
 2,350,000  Gaylord, Michigan, Community Schools, GO,
              Pre-refunded,
              6.600% due 05/01/2002                              AA         Aa2        2,604,834
 2,000,000  Livonia, Michigan, Public Schools,
              (FGIC Insured),
              Series II, Pre-refunded,
              6.300% due 05/01/2002                              AAA        Aaa        2,197,600
            Michigan State Building Authority Revenue,
              Series I:
 5,000,000    6.500% due 10/01/2004                              AA-        A1         5,674,500
              (AMBAC Insured):
 5,600,000    6.000% due 10/01/2006                              AAA        Aaa        6,253,800
 5,000,000    6.250% due 10/01/2003                              AAA        Aaa        5,508,350
            Michigan State Hospital Finance
              Authority Revenue, Pre-refunded:
 5,250,000    McLaren Obligated Group, Series A,
              7.500% due 09/15/2001                              NR         Aaa        5,945,677
 2,900,000    Oakwood Hospital Obligated Group,
              (FGIC Insured),
              7.000% due 07/01/2000                              AAA        Aaa        3,156,476
 1,450,000  Michigan State Housing Development Authority,
              Series A, Rental Housing Revenue,
              5.000% due 10/01/2003                              AAA        Aaa        1,493,660
 1,095,000  Michigan State Housing Single Family Mortgage,
              Series A,
              5.300% due 12/01/2006                              AAA        Aaa        1,141,986
 3,160,000  Michigan State Trunk Line Highway Revenue,
              Series A,
              5.625% due 10/01/2003                              AA-        A1         3,376,586
 3,500,000  Michigan State Underground Storage Tank Financial
              Assurance Authority,
              Series I, (AMBAC Insured),
              6.000% due 05/01/2006                              AAA        Aaa        3,892,280
 5,875,000  Plymouth-Canton, Michigan, Community
              School District,
              Series B, (Q-SBLF), GO, Pre-refunded,
              6.800% due 05/01/2001                              AA         Aa2        6,413,503
            Rochester Community School District, Michigan, GO:
 3,350,000    6.000% due 05/01/2002                              AA         Aa2        3,582,859
 2,000,000    Pre-refunded,
              6.500% due 05/01/2002                              AA         NR         2,175,720
 3,000,000  University of Michigan, Hospital Revenue,
              Series A,
              7.500% due 12/01/2001                              AA         Aa2        3,364,230
 5,000,000  Western Michigan University Revenue, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 07/15/2001                              AAA        Aaa        5,476,700
                                                                                    ------------
                                                                                      77,145,714
                                                                                    ------------
    Minnesota -- 1.2%
 3,500,000  Minnesota State, GO, Pre-refunded,
              6.250% due 08/01/2002                              AAA        Aaa        3,795,365
                                                                                    ------------
    Missouri -- 1.3%
 3,500,000  Missouri State Regional Convention and Sport,
              Series A, Pre-refunded,
              6.900% due 08/15/2003                              AAA        Aaa        3,967,635
                                                                                    ------------
    New Jersey -- 1.3%
 3,500,000  New Jersey State,
              6.500% due 07/15/2005                              AA+        Aa1        3,998,225
                                                                                    ------------
    New Mexico -- 1.3%
 4,000,000  New Mexico State,
              4.625% due 09/01/2006                              AA+        Aa1        4,047,400
                                                                                    ------------
    New York -- 5.3%
            Municipal Assistance Corporation,
              City of New York:
 3,600,000    Series G,
              5.000% due 07/01/2003                              AA-        Aa2        3,746,016
 5,000,000    Series J,
              5.500% due 07/01/2002                              AA-        Aa2        5,290,500
 2,000,000  New York City Transport Finance Authority,
              5.500% due 08/15/2007                              NR         Aa3        2,174,800
 5,000,000  Triborough, New York, Bridge & Tunnel Authority,
              General Purpose Series A,
              5.000% due 01/01/2001                              A+         Aa3        5,128,050
                                                                                    ------------
                                                                                      16,339,366
                                                                                    ------------
    Oregon -- 0.7%
 2,000,000  Washington County OR Unified Sewer Agency,
              Agency Sewer Revenue, Pre-refunded,
              6.125% due 10/01/2004                              AAA        Aaa        2,211,340
                                                                                    ------------
    Pennsylvania -- 1.8%
 5,000,000  Pennsylvania State, GO, Series 3,
              6.000% due 11/15/2003                              AA-        A1         5,453,800
                                                                                    ------------
    Rhode Island -- 1.9%
 5,100,000  Rhode Island Depositors Economic Protection
              Corporation, Special Obligation, Series A,
              Pre-refunded,
              6.950% due 08/01/2002                              AAA        Aaa        5,750,352
                                                                                    ------------
    South Carolina -- 2.9%
            South Carolina State Public Service Authority
              Revenue, Pre-refunded:
              Santee Cooper, Series D, (AMBAC Insured):
 2,440,000    6.500% due 07/01/2002                              AAA        Aaa        2,707,766
 2,615,000    6.625% due 07/01/2002                              AAA        Aaa        2,915,202
 3,000,000  York County, South Carolina, Public Facilities
              Corporation, COP,
              Pre-refunded,
              7.500% due 06/01/2001                              NR         Aaa        3,378,090
                                                                                    ------------
                                                                                       9,001,058
                                                                                    ------------
    Tennessee -- 1.1%
  3,000,000 Tennessee State, Series B, GO,
              Pre-refunded,
              6.850% due 06/01/2001                              AA+        Aaa        3,303,600
                                                                                    ------------
    Texas -- 12.1%
 3,500,000  Austin, Texas, Independent School District, (PSFG),
              7.000% due 08/01/2006                              AAA        Aaa        4,147,535
 2,480,000  Austin, Texas, Utility System Revenue, Series A,
              5.000% due 05/15/2001                               A         A2         2,533,617
              Dallas, Texas, GO, ETM:
 2,750,000    6.000% due 02/15/2005                              AAA        Aaa        3,028,465
 2,100,000    7.000% due 05/01/2004                              AAA        Aaa        2,424,366
 5,070,000    Dallas, Texas, Waterworks and Sewer
              Authority Revenue,
              7.750% due 04/01/2003                              AA         Aa2        5,922,064
 4,085,000  Harris County, Texas, Toll Road, Series A,
              (AMBAC Insured), Pre-refunded,
              6.500% due 08/15/2002                              AAA        Aaa        4,533,043
 2,175,000  Plano, Texas, Independent School District,
              GO, (PSFG),
              8.500% due 02/15/2003                              AAA        Aaa        2,598,103
 3,500,000  Tarrant County, Texas, Water Control Revenue,
              Pre-refunded,
              6.000% due 03/01/2001                              AAA        Aaa        3,694,565
 4,500,000  Texas State, GO, Series A, ETM,
              6.100% due 08/01/2001                              AAA        Aaa        4,800,465
 3,250,000  University of Texas, Permanent University Funding,
              (PSFG),
              5.000% due 07/01/2004                              AAA        Aaa        3,379,090
                                                                                    ------------
                                                                                      37,061,313
                                                                                    ------------
    Virginia -- 2.5%
 4,870,000  Hampton, Virginia, Public Improvement Revenue,
              Series C,
              6.000% due 08/01/2003                              AA-        Aa3        5,310,151
 2,190,000  Virginia State, Transportation Board Contract
              Revenue,
              Series B, (U.S. Route 58 Corridor),
              5.200% due 05/15/2002                              AA         Aa2        2,277,074
                                                                                    ------------
                                                                                       7,587,225
                                                                                    ------------
    Wisconsin -- 3.1%
            Wisconsin State:
 2,000,000    6.000% due 05/01/2003                              AA         Aa2        2,167,380
 4,000,000    Series C, Pre-refunded,
              6.250% due 05/01/2003                              AA         Aaa        4,367,040
 2,640,000  Wisconsin State, Clean Water Revenue, Series I,
              5.250% due 06/01/2005                              AA+        Aa2        2,811,389
                                                                                    ------------
                                                                                       9,345,809
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $292,141,545)                                                                301,860,649
                                                                                    ------------
Shares
------------
SHORT-TERM INVESTMENT -- 1.4%
(Cost $4,456,322)
4,656,322   Navigator Tax-Free Money Market Fund                                       4,456,322
                                                                                    ------------
TOTAL INVESTMENTS (Cost $296,597,867*)                                98.8%          306,316,971
OTHER ASSETS AND LIABILITIES (Net)                                    (0.2)              597,091
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $306,914,062
                                                                     =====          ============

-------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificates of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF-- Qualified School Bond Loan Fund
SBPA  -- Stand by Purchase Agreement

Munder Short Term Treasury Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                             Value
---------                                                          -----

U.S. TREASURY OBLIGATIONS -- 92.5%

    U.S. Treasury Notes -- 92.5%
$1,000,000  5.875% due 04/30/1998                            $ 1,001,510
 6,000,000  6.125% due 08/31/1998                              6,020,040
 6,000,000  6.000% due 09/30/1998                              6,017,940
 4,000,000  5.875% due 10/31/1998                              4,007,440
 4,000,000  5.750% due 12/31/1998                              4,006,080
10,000,000  6.250% due 05/31/1999                             10,079,800
 7,000,000  6.750% due 06/30/1999                              7,108,780
 5,000,000  5.875% due 07/31/1999                              5,014,250
 3,000,000  5.750% due 09/30/1999                              3,004,110
 4,000,000  5.875% due 11/15/1999                              4,014,000
 3,000,000  7.875% due 11/15/1999                              3,115,440
 3,000,000  5.625% due 11/30/1999                              2,996,850
                                                            ------------
 TOTAL U.S. TREASURY OBLIGATIONS (Cost $56,193,202)           56,386,240
                                                            ------------
REPURCHASE AGREEMENT -- 6.4% (Cost $3,900,632)
 3,900,632 Agreement with Lehman Brothers Holdings
              Inc., 6.500% dated 12/31/1997,
              to be repurchased at $3,902,021 on
              01/02/1998, collateralized by $3,900,632
              U.S. Treasury Notes, 8.875% maturing
              08/15/2017 (value $3,979,547)                    3,900,632
                                                            ------------
TOTAL INVESTMENTS (Cost $60,093,834*)              98.9%      60,286,872
OTHER ASSETS AND LIABILITIES (Net)                  1.1          662,459
                                                  -----     ------------
NET ASSETS                                        100.0%    $ 60,949,331
                                                  =====     ============
-------------
* Aggregate cost for Federal tax purposes.

Munder Cash Investment Fund
 Portfolio of Investments, December 31, 1997 (Unaudited)

                                                                    Rating
Principal                                                      ----------------
Amount                                                         S&P      Moody's      Value
---------                                                      ---      -------      -----
CERTIFICATES OF DEPOSIT -- 16.4%
$45,000,000  Bank of Nova Scotia,
               5.760% due 01/26/1998                           A1+/AA-    P1/Aa3    $ 45,000,000
50,000,000   Bank Tokyo Mitsubishi,
               6.531% due 01/20/1998+                           A1/A+     P1/Aa2      50,000,000
25,000,000   Caisse Nationale de Credit Agricole,
               5.800% due 03/10/1998                           A1+/AA     P1/Aa1      25,000,000
             Canadian Imperial Bank of Commerce, NY:
40,000,000     5.850% due 01/09/1998                           A1+/AA-    P1/Aa3      40,000,000
 6,000,000     5.880% due 01/14/1998                           A1+/AA-    P1/Aa3       6,000,000
20,000,000   National Westminster Bank,
               5.790% due 07/30/1998                           A1+/AA     P1/Aa2      20,000,000
                                                                                   -------------
 TOTAL CERTIFICATES OF DEPOSIT
    (Cost $186,000,000)                                                              186,000,000
                                                                                   -------------
COMMERCIAL PAPER -- 57.4%
45,000,000   Broadway Capital Corporation,
               5.630% due 01/26/1998+                           A1/NR      P1/NR      44,824,062
50,000,000   Browning Ferris Industries, Inc.,
               5.850% due 01/13/1998+                           A1/A       P2/A3      49,902,500
45,000,000   CXC, Inc.,
               5.600% due 01/26/1998+                          A1+/NR      P1/NR      44,825,000
19,800,000   Deutsche Bank Finance, Inc.,
               6.000% due 01/02/1998+                          A1+/AAA    P1/Aa1      19,796,700
16,000,000   Enterprise Funding Corporation,
               5.620% due 01/30/1998+                          A1+/NR      P1/NR      15,927,564
50,000,000   General Motors Acceptance Corporation,
               6.780% due 01/02/1998+                           A2/A+      P1/A1      49,990,583
50,000,000   Golden Managers Acceptance Corporation,
               5.970% due 01/29/1998+                          A1+/NR      P1/NR      49,767,833
             Gotham Funding Corporation:
25,000,000     5.640% due 01/21/1998+                           A1/NR      P1/NR      24,921,667
20,000,000     5.900% due 02/12/1998+                           A1/NR      P1/NR      19,862,333
45,000,000   International Lease Finance Corporation,
               5.570% due 01/06/1998+                           A1/A+      P1/A1      44,965,188
50,000,000   Lloyds Bank,
               5.700% due 02/09/1998+                          A1+/NR     P1/Aa1      49,691,250
50,000,000   National Rural Utilities Cooperative
               Finance Corporation,
               5.580% due 04/01/1998+                          A1+/AA      P1/A1      49,302,500
50,000,000   New Center Asset Trust,
               6.750% due 01/02/1998+                          A1+/NR      P1/NR      49,990,625
15,000,000   Preferred Receivables Funding Corporation,
               6.200% due 01/02/1998+                           A1/NR      P1/NR      14,997,417
30,000,000   Sanwa Business Credit Company,
               6.650% due 02/13/1998+                          A2/BBB+    P1/Aa3      29,761,709
             Sheffield Receivables Corporation:
25,000,000     5.900% due 01/12/1998+                          A1+/NR      P1/NR      24,954,931
25,000,000     5.980% due 01/15/1998+                          A1+/NR      P1/NR      24,941,861
40,000,000   Toyota Motor Credit Company,
               5.700% due 03/02/1998+                          A1+/AAA    P1/Aaa      39,620,000
                                                                                  --------------
  TOTAL COMMERCIAL PAPER
    (Cost $648,043,723)                                                              648,043,723
                                                                                  --------------
CORPORATE NOTES -- 6.2%
25,000,000   Jackson National Life Insurance,
               5.790% due 09/23/1998++                           AA         A1        25,000,000
20,000,000   Morgan Guaranty Trust Company,
               5.955% due 06/22/1998                           A1+/AAA    P1/Aa1      19,996,848
25,000,000   Sanwa Business Credit Company,
               6.265% due 05/08/1998+                          A2/BB+     P1/Aa3      25,000,000
                                                                                  --------------
  TOTAL CORPORATE NOTES
    (Cost $69,996,848)                                                                69,996,848
                                                                                  --------------
REPURCHASE AGREEMENTS -- 21.2%
139,173,343    Agreement with Lehman Brothers Holdings Inc., 6.500% dated
                  12/31/1997, to be repurchased at $139,223,600 on 01/02/1998, collateralized by $140,130,000 U.S. Treasury Notes,
                  5.500-5.750% having maturities ranging from 11/15/1998 through
                  08/15/2003 (value $141,919,370)                                    139,173,343
50,000,000     Agreement with Paine Webber, 6.470% dated 12/31/1997, to be repurchased at $50,017,972 on 01/02/1998, collateralized by
               $49,700,000 U.S. Treasury Note, 5.875% maturing 01/31/1999
               (value $51,114,923)                                                    50,000,000
50,000,000   Agreement with Sanwa BGK Securities Company L.P., 6.500% dated
               12/31/1997 to be repurchased at $50,018,055 on 01/02/1998, collateralized by $31,839,000 U.S. Treasury Bond, 11.25%
               maturing 02/15/2015 (value $51,021,998)                                50,000,000
                                                                                  --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $239,173,343)                                                                239,173,343
                                                                                  --------------
TOTAL INVESTMENTS (Cost $1,143,213,914*)                             101.2%        1,143,213,914
OTHER ASSETS AND LIABILITIES (Net)                                    (1.2)          (13,781,643)
                                                                     -----        --------------
NET ASSETS                                                           100.0%      $ 1,129,432,271
                                                                     =====        ==============

-------------
 * Aggregate cost for Federal tax purposes.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

Munder Money Market Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)



                                                                     Rating
Principal                                                      -----------------
Amount                                                          S&P     Moody's        Value
------                                                          ---     -------        -----
CERTIFICATES OF DEPOSIT -- 16.9%
$5,000,000   Bank of Nova Scotia,
               5.760% due 01/26/1998                           A1+/AA-    P1/Aa3     $ 5,000,000
 5,000,000   Bank of Tokyo Mitsubishi,
               6.531% due 01/20/1998+                           A1/A+     P1/Aa2       5,000,000
 4,000,000   Canadian Imperial Bank of Commerce, NY,
               5.880% due 01/14/1998                           A1+/AA-    P1/Aa3       4,000,000
 5,000,000   National Westminster Bank Plc,
               5.790% due 07/30/1998                             NR         Aa3        5,000,000
                                                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $19,000,000)                                                                  19,000,000
                                                                                   -------------
COMMERCIAL PAPER -- DISCOUNT -- 48.6%
 5,000,000   ABN AMRO North America,
               5.680% due 01/12/1998                            A1/AA     P1/Aa1       4,991,322
 5,000,000   Apreco Incorporated,
               5.900% due 01/12/1998+                           A1/NR      P1/NR       4,990,986
 5,000,000   Beta Finance Incorporated,
               5.670% due 02/20/1998+                          A1+/AAA     P1/NR       4,960,625
 5,000,000   Broadway Capital Corporation,
               6.200% due 01/12/1998+                           A1/NR      P1/NR       4,990,528
 5,000,000   First Chicago Financial Corporation,
               5.590% due 01/05/1998+                           A1/NR      P1/NR       4,996,894
 5,000,000   Gotham Funding Corporation,
               6.200% due 01/12/1998+                           A1/NR      P1/NR       4,990,528
 5,000,000   International Lease Finance Corporation,
               5.570% due 01/13/1998+                           A1/A+      P1/A1       4,990,717
 5,000,000   Matterhorn Capital Corporation,
               5.720% due 01/27/1998+                          A1+/NR      P1/NR       4,979,344
 5,000,000   National Rural Utilities Cooperative Finance,
               5.650% due 03/20/1998+                          A1+/AA      P1/A1       4,938,792
 5,000,000   Sanwa Business Credit Corporation,
               5.650% due 01/26/1998+                          A2/BBB+    P1/Aa3       4,980,382
 5,000,000   Strategic Asset Funding Corporation,
               5.680% due 01/30/1998+                           A1/NR      P1/NR       4,977,122
                                                                                   -------------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $54,787,240)                                                                  54,787,240
                                                                                   -------------
CORPORATE NOTES -- 7.8%
    Banking & Finance -- 7.8%
 3,726,000   Capital One Funding Corporation,
               6.000% due 04/01/2009++                         A1+/AA-     P1/NR       3,726,000
 5,000,000   Morgan Guaranty Trust Company,
               5.955% due 06/22/1998+                          A1+/AAA    P1/Aa1       4,999,212
                                                                                   -------------
TOTAL CORPORATE NOTES
  (Cost $8,725,212)                                                                    8,725,212
                                                                                   -------------
REPURCHASE AGREEMENTS -- 27.6%
26,137,934   Agreement with Lehman Brothers Holdings Inc.,
              6.500% dated 12/31/1997, to be repurchased at
              $26,147,373 on 01/02/1998, collateralized by
              $7,201,000 U.S. Treasury Note, 5.870% due
              11/30/2001 (value $7,259,569) and $63,575,000
              U.S. Treasury Strip, 8.870% due 08/15/2017
              (value $19,401,817)                                                     26,137,934
 5,000,000   Agreement with Morgan (J.P.) & Company, 6.250%
              dated 12/31/1997, to be repurchased at $5,001,736
              on 01/02/1998, collateralized by $3,740,000 U.S.
              Treasury Note, 8.875% maturing 02/15/2019
              (value $5,106,269)                                                       5,000,000
                                                                                   -------------


TOTAL REPURCHASE AGREEMENTS
  (Cost $31,137,934)                                                                  31,137,934
                                                                                    ------------
TOTAL INVESTMENTS (Cost $113,650,386*)                               100.9%          113,650,386
OTHER ASSETS AND LIABILITIES (Net)                                    (0.9)             (981,972)
                                                                      ----         -------------
NET ASSETS                                                           100.0%        $ 112,668,414
                                                                      ====         =============

-------------
 *  Aggregate cost for Federal tax purposes.
 +  Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.


Munder Tax-Free Money Market Fund
   Portfolio of Investments, December 31, 1997 (Unaudited)

                                                                     Rating
Principal                                                      -----------------
Amount                                                          S&P      Moody's       Value
------                                                          ---      -------       -----
MUNICIPAL BONDS AND NOTES -- 95.8%
    Arizona -- 2.9%
$ 2,000,000 Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue
              (Tucson Electric Power), (Barclays Bank, LOC),
              3.750% due 12/01/2020+                            A-1+       VMIG1     $ 2,000,000
 3,400,000  Apache County, Arizona, Industrial Development
              Authority, Industrial Development Revenue,
              (Tucson Electric -- 83C),
              (Bankers Trust Corporation, NY, LOC),
              3.800% due 12/15/2018+                             A-1        A1         3,400,000
 4,000,000  Pinal County, Arizona, Industrial Development
              Authority, Pollution Control Revenue,
              (Magma Copper Company Project),
              (Banque Nationale de Paris, LOC),
              4.200% due 12/01/2011+                            A-1+       VMIG1       4,000,000
                                                                                    ------------
                                                                                       9,400,000
                                                                                    ------------
    California -- 4.0%
 6,900,000  Irvine Ranch, California, Water District,
              (Capital Improvement Project),
              (Toronto Dominion Bank, LOC),
              5.000% due 08/01/2016+                             NR        VMIG1       6,900,000
 2,500,000  Los Angeles County, California, GO, Tax and Revenue
              Anticipation Notes, (Credit Suisse, NY, LOC;
              Morgan Guaranty Trust Company, NY, LOC),
              4.500% due 06/30/1998                             SP-1+      MIG1        2,507,714
 3,500,000  Upland California, Multi-family Housing Authority
              Revenue, (Upland Village Green Project),
              (Bank of Toyko, LA, LOC),
              3.900% due 09/01/2010+                             NR        VMIG1       3,500,000
                                                                                    ------------
                                                                                      12,907,714
                                                                                    ------------
    District of Columbia -- 2.7%
            District of Columbia, Revenue, Aces,
              (Georgetown University), (SBPA -- Sanwa Bank):
 1,000,000    Series D,
              3.800% due 04/01/2017+                            A-1+        A1         1,000,000
 7,800,000    Series E,
              3.800% due 04/01/2018+                            A-1+        A1         7,800,000
                                                                                    ------------
                                                                                       8,800,000
                                                                                    ------------
    Florida -- 6.0%
 5,100,000  Dade County, Florida, Housing Finance Authority,
              Multi-family Mortgage Revenue,
              (Miller Lake Apartments), Series L,
              (John Hancock Mutual Life Insured),
              3.850% due 02/01/2005+                            A-1+        NR         5,100,000
 6,000,000  Dade County, Florida, Water & Sewer Systems
              Revenue Bonds, (FGIC Insured),
              (SBPA--Commerzbank A.G., exp. 12/09/1997),
              3.650% due 10/05/2022+                             AAA        Aaa        6,000,000
 1,900,000  University Athletic Association, Inc.,
              4.950% due 02/01/2020+                             NR        VMIG1       1,900,000
 6,300,000  University of North Florida, Foundation, Inc.,
              Capital Improvement Revenue, Series 1994,
              (First Union National Bank of North Carolina,
               LOC),
              4.200% due 11/01/2024+                             NR        VMIG1       6,300,000
                                                                                    ------------
                                                                                      19,300,000
                                                                                    ------------
    Georgia -- 3.8%
 2,800,000  DeKalb County, Georgia, Private Hospital,
              Hospital Authority, Revenue Anticipation
              Certificates, (Egleston Children's Health)
              Series A, (Suntrust Bank, Atlanta, GA, LOC),
              3.700% due 12/01/2017+                            A-1+       VMIG1       2,800,000
 6,995,000  Georgia Municipal Association Pool Board,
              Certificates of Participation, (MBIA Insured),
              (Credit Suisse, LOC),
              4.150% due 12/15/2020+                            A-1+       VMIG1       6,995,000
 2,400,000  Glynn-Brunswick, Georgia, Memorial Hospital
              Authority, Revenue Anticipation Certificates,
              (Southeast Georgia Project), (MBIA Insured),
              (Suntrust Bank, Atlanta, GA, LOC),
              3.650% due 08/01/2016+                             AAA        Aaa        2,400,000
                                                                                    ------------
                                                                                      12,195,000
                                                                                    ------------
    Idaho -- 0.8%
 2,500,000  Idaho State, Tax Anticipation Notes,
              4.625% due 06/30/1998                             SP-1+      MIG1        2,508,826
                                                                                    ------------
    Illinois -- 3.4%
 4,900,000  Illinois Health Facilities Authority,
              (Advocate Health Care), Series B,
              3.800% due 08/15/2022+                            A-1+       VMIG1       4,900,000
 4,000,000  Illinois State Development Finance Authority,
              Industrial Development Authority Revenue,
              (Lake Forest Academy Project),
              (Northern Trust Company, LOC),
              3.950% due 12/01/2024+                            A-1+        NR         4,000,000
 2,000,000  Illinois State Toll Highway Authority, Toll
              Highway Priority Revenue, Series B,
              (MBIA Insured), (Societe Generale, LOC),
              3.650% due 01/01/2010+                             AAA        Aaa        2,000,000
                                                                                    ------------
                                                                                      10,900,000
                                                                                    ------------
    Indiana -- 2.7%
 1,400,000  Indiana Health Facility Hospital Revenue,
               Deaconess Hospital, Inc.,
              3.700% due 01/01/2022+                             NR         Aa3        1,400,000
 7,300,000  Indiana State Development Finance Authority
              Revenue, (Educational Facility -- Indiana
              Historical Society), (NBD Bank, Detroit, LOC),
              3.800% due 08/01/2031+                            A-1+        NR         7,300,000
                                                                                    ------------
                                                                                       8,700,000
                                                                                    ------------
    Iowa -- 2.6%
 2,000,000  Cedar Rapids, Iowa, Pollution Control Revenue,
              Refunding Bonds, (Iowa Electric Light & Power
               Company), (Barclays Bank, LOC),
              3.850% due 11/01/2003+                             NR         NR         2,000,000
 5,300,000  Chillicothe, Iowa, Pollution Control Revenue,
              (Iowa Electric and Power Company), (Barclays
               Bank, LOC),
              3.850% due 11/01/2010+                             NR        VMIG1       5,300,000
 1,000,000  Iowa Student Loan Liquidity Corporation,
              Student Loan Revenue, Series A,
              6.000% due 03/01/1998                              NR         Aa1        1,003,294
                                                                                    ------------
                                                                                       8,303,294
                                                                                    ------------
    Louisiana -- 1.5%
 5,000,000  West Baton Rouge Parish, Louisiana,
              Industrial District Number 3 Pollution Control
              Revenue,
              (Dow Chemical Co. Project),
              3.700% due 09/01/2003+                             NR         A1         5,000,000
                                                                                    ------------
    Maryland -- 6.5%
 8,000,000  Anne Arundel County, Maryland, GO,
              Bond Anticipation Notes, Series A,
              3.750% due 02/10/1998                              A-1+       P1         8,000,000
 6,600,000  Baltimore County, Maryland, Bond
              Anticipation Notes,
              3.850% due 02/10/1998                              A-1+       P1         6,600,000
 3,300,000  Baltimore County, Maryland,
              Revenue Bonds, (Sheppard & Enoch Pratt Hospital),
              (Societe Generale, LOC),
              3.750% due 07/01/2022+                             NR        VMIG1       3,300,000
 3,000,000  Maryland State Health & Higher Education,
              Facilities Authority Revenue, (Helix Health
              Hospital), Issue-A, (NationsBank, LOC),
              4.200% due 07/01/2026+                            A-1+        NR         3,000,000
                                                                                    ------------
                                                                                      20,900,000
                                                                                    ------------
    Massachusetts -- 3.1%
10,000,000  Massachusetts State Health & Education Facilities
              Authority Revenue, Variable Option
              Harvard University,
              3.800% due 02/01/2016+                            A-1+       VMIG1      10,000,000
                                                                                    ------------
    Michigan -- 7.4%
 4,000,000  Kalamazoo Michigan City School District,
              Strategic Aid Notes,
              4.000% due 04/15/1998                             SP-1+       Aa         4,003,334
            Michigan State Strategic Fund Limited,
             Obligation Revenue:
 1,000,000    (Community Care Properties Project),
              (National Bank of Detroit, LOC),
              4.050% due 09/01/2007+                             NR         NR         1,000,000
 3,000,000    (Van Andel Research Institute Project),
              4.150% due 11/01/2027                             A-1+        NR         3,000,000
 6,000,000  Michigan State Strategic Fund Limited, Pollution
              Control Revenue Bonds, (Dow Chemical Co. Project),
              3.650% due 01/15/1998                              NR         P1         6,000,000
10,000,000  Michigan State, GO,
              4.500% due 09/30/1998                             SP-1+      MIG1       10,055,518
                                                                                    ------------
                                                                                      24,058,852
                                                                                    ------------
    Minnesota -- 0.3%
 1,000,000  Minnesota School Districts, Tax & Aid Anticipation
              Certificates Indebtedness, Series B,
              3.850% due 09/03/1998                              NR        MIG1        1,000,000
                                                                                    ------------
    Mississipi -- 1.8%
 6,000,000  Lawrence County, Mississippi, Pollution Control
              Revenue, (Georgia Pacific Corporation Project),
              (Bank of Toyko, NY, LOC),
              4.275% due 12/01/2000+                             NR         Aa3        6,000,000
                                                                                    ------------
    Missouri -- 0.6%
 2,000,000  Columbia, Missouri, Special Obligation Reserve,
             Series A, (Toronto Dominion Bank, LOC),
              3.700% due 06/01/2008+                             AA        VMIG1       2,000,000
                                                                                    ------------
    Nebraska -- 3.1%
 1,825,000  Hamilton County, Nebraska, Industrial Development
              Authority Revenue, (The Lams Company Project),
              (Nationsbank, LOC),
              4.250% due 07/01/2005+                             NR         P1         1,825,000
 3,100,000    Lancaster County, Nebraska, Hospital Authority
              Number 1 Hospital Revenue, Refunding Bond,
              (Byan Memorial Hospital Project),
              (MBIA Insured) (SBPA -- Commerzbank A.G.,
              exp. 6/1/98),
              3.650% due 06/01/2012+                             AAA        Aaa        3,100,000
 5,000,000  Nebraska Educational Facilities Authority Revenue,
              Educational Equipment & Improvement,
              ( FGIC Insured), ( SBPA -- Mitsubishi Bank of
               New York, exp. 04/15/1998),
              4.050% due 12/01/2000+                             AAA        Aaa        5,000,000
                                                                                    ------------
                                                                                       9,925,000
                                                                                    ------------
    Nevada -- 2.1%
 6,962,000  Clark County, Nevada, Airport Improvement Revenue,
              Series A - 1, (MBIA Insured), (SBPA -- National
              Westminster Bank, exp. 02/19/1999),
              3.650% due 07/01/2012+                             AAA        Aaa        6,962,000
                                                                                    ------------
    New Mexico -- 3.2%
 5,000,000  Farmington, New Mexico, Pollution Control Revenue,
              (El Paso Electric Co.), Series A,
              3.700% due 11/01/2013+                             NR         Aa3        5,000,000
 5,200,000  New Mexico State, Subordinated Tax & Revenue
              Anticipation Notes, Series A,
              4.500% due 06/30/1998                             SP-1+      MIG1        5,219,056
                                                                                    ------------
                                                                                      10,219,056
                                                                                    ------------
    New York -- 3.4%
 6,000,000  New York State Local Government Assistance Corp.,
              Series B,
              (Credit Suisse, NY, LOC; First Boston, LOC),
              3.500% due 04/01/2023+                            A-1+       VMIG1       6,000,000
 5,000,000  New York, New York, Revenue Anticipation Notes,
               Series A,
              4.500% due 06/30/1998                             SP-1+      MIG1        5,018,035
                                                                                    ------------
                                                                                      11,018,035
                                                                                    ------------
    North Carolina -- 0.6%
 2,000,000  Charlotte, North Carolina, Airport Revenue,
               Series A, (MBIA Insured), (SBPA -- Commerzbank
              Aktiengeselexp, exp. 02/03/1998),
              3.650% due 07/01/2016+                             AAA        Aaa        2,000,000
                                                                                    ------------
    Ohio -- 2.2%
 2,290,000  Cuyahoga County, Ohio, Industrial Development
             Revenue Refunding, (Curtiss Wright Project),
              (National City Bank, LOC),
              4.200% due 12/01/2008+                             NR         NR         2,290,000
 2,500,000  Ohio State Special Obligation, Elementary &
              Secondary Education Capital Facilities B,
              4.500% due 12/01/1998                              AAA        Aaa        2,515,507
 2,215,000  Summit County, Ohio, Bond Anticipation Notes,
              4.875% due 11/19/1998                              A+        MIG1        2,235,225
                                                                                    ------------
                                                                                       7,040,732
                                                                                    ------------
    Pennsylvania -- 5.9%
            Delaware Valley, Pennsylvania, Registered Finance:
 5,000,000   Authority Local Government Revenue,
              3.650% due 12/01/2020+                            A-1+       VMIG1       5,000,000
 2,000,000    Series A,
              3.650% due 12/01/2017+                            A-1+       VMIG1       2,000,000
 5,000,000  Philadelphia, Pennsylvania, Water & Wastewater,
              Variable Series B,
              3.820% due 08/05/1998                             A-1+       VMIG1       4,998,677
 2,500,000  Temple University of The Commonwealth of
              Pennsylvania, System of Higher Education,
              4.750% due 05/18/1998                             SP-1+       NR         2,507,668
 4,665,000  York County, Pennsylvania, Industrial Development
              Authority,
              Industrial Development Revenue,
              (New Edgecomb Corporation Project),
              (Banque Nationale Paris, LOC),
              3.950% due 07/01/2009+                             NR         Aa3        4,665,000
                                                                                    ------------
                                                                                      19,171,345
                                                                                    ------------
    South Carolina -- 2.5%
 6,000,000  Piedmont, South Carolina, Municipal Power Agency
              Electric Revenue, Refunding Bond, Series B, (MBIA
              Insured), (SBPA -- Credit Suisse; First Boston,
              exp. 01/01/2019),
              3.600% due 10/10/2019+                             AAA        Aaa        6,000,000
 2,000,000  South Carolina Educational Facilities Authority,
              (Variable Furman University Project), Series B,
              4.100% due 10/01/2026+                             AAA        Aaa        2,000,000
                                                                                    ------------
                                                                                       8,000,000
                                                                                    ------------
    Tennessee -- 4.1%
 6,700,000  Chattanooga, Tennessee, Industrial Development
              Authority Revenue, (Market Street Ltd. Project),
              (ABN -- Amro, LOC),
              3.800% due 12/15/2012+                            A-1+        NR         6,700,000
 2,500,000  Clarksville, Tennessee, Public Building Authority,
              (NationsBank, TN, LOC),
              4.200% due 06/01/2024+                             A-1        NR         2,500,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Industrial Development Board
              Revenue, Multi-family Housing, (Arbor Crest
              Apartments), Series B,
              4.200% due 12/01/2007+                             NR        VMIG1       2,000,000
 2,000,000  Metropolitan Government Nashville and Davidson
              County, Tennessee, Health and Facilities Board,
              (West Mead Place Project), (NationsBank, GA, LOC),
              4.200% due 10/01/2015+                            A-1+        NR         2,000,000
                                                                                    ------------
                                                                                      13,200,000
                                                                                    ------------
    Texas -- 12.0%
 1,900,000  Harris County, Texas, Health Facilities
              Development Corp. Hospital Revenue,
              (Tirr Project), (Texas Commerce Bank N.A., LOC),
              5.000% due 10/01/2017+                             NR         NR         1,900,000
 6,000,000  Harris County, Texas, Subordinated Lien
              Toll Road, Series E,
              (SBPA -- Morgan Guaranty Trust, exp. 10/01/1998),
              3.800% due 08/01/2015+                            A-1+       VMIG1       6,000,000
 8,000,000  Houston, Texas, Water & Sewer Systems,
              3.700% due 01/08/1998                              A-1        P1         8,000,000
 7,000,000  Lower Colorado River Authority Texas Revenue,
              Refunding Junior Lien, 3rd Supplement Series,
              (MBIA Insured), (SBPA -- Baverische Vereinbank),
              3.650% due 01/01/2013+                            A-1+       VMIG1       7,000,000
 3,000,000  San Antonio, Texas, Electric & Gas, Series A,
              3.600% due 04/08/1998                             A-1+       P1          3,000,000
 2,000,000  Texas State, Refunding Bonds,
              Veterans Housing Assistance Fund I,
              3.650% due 12/01/2016+                            A-1+       VMIG1       2,000,000
11,000,000  Texas State, Tax & Revenue Anticipation Notes,
              4.750% due 08/31/1998                             SP-1+      MIG1       11,066,986
                                                                                    ------------
                                                                                      38,966,986
                                                                                    ------------
    Utah -- 0.8%
 2,700,000  Salt Lake City, Utah, Industrial Development
              Revenue,
              (Leeds and Northrup Company),
              (Wachovia Bank, Atlanta, GA, LOC),
              4.050% due 04/01/2008+                             NR         NR         2,700,000
                                                                                    ------------
    Virginia -- 0.2%
   800,000  Tazwell County, Virginia, Industrial Development
              Authority Revenue, (Lowes Investment Corporation
              Project), (Wachovia Bank, LOC),
              4.450% due 09/01/2005+                             NR         NR           800,000
                                                                                    ------------
    Washington -- 2.0%
 3,900,000  Seattle, Washington, Municipal Light & Power
              Revenue, (SBPA -- Morgan Guaranty Trust exp.
              03/31/2001),
              3.650% due 06/01/2021                             A-1+       VMIG1       3,900,000
 2,700,000  Washington State, Public Power Supply Systems,
              (Nuclear Project No. 1), Series 1A-1,
              (Bank of America, LOC),
              4.100% due 07/01/2017+                            A-1+       VMIG1       2,700,000
                                                                                    ------------
                                                                                       6,600,000
                                                                                    ------------
    Wisconsin -- 0.7%
 2,200,000  Prairie, Wisconsin, Industrial Development
              Authority Revenue, (Milwaukee Valve Company
              Project), Series A, (National Bank of
              Detroit, LOC),
              4.150% due 11/01/2001+                             NR         NR         2,200,000
                                                                                    ------------
    Wyoming -- 1.4%
 4,500,000  Lincoln County, Wyoming, Pollution Control
              Revenue, (Pacificorp Project),
              3.800% due 03/10/1998                             A-1+        P1         4,500,000
                                                                                    ------------
    Puerto Rico -- 1.5%
 5,000,000  Puerto Rico Commonwealth, Tax & Revenue
              Anticipation, Notes Series A,
              4.500% due 07/30/1998                             SP-1+      MIG1        5,021,132
                                                                                    ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $310,297,972)                                  310,297,972
                                                                                    ------------








Shares
------
SHORT-TERM INVESTMENTS -- 1.6%
 2,517,125  Dreyfus Tax-Exempt Cash Management                                         2,517,125
 2,752,206  Navigator Tax-Free Money Market Fund                                       2,752,206
                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $5,269,331)                                         5,269,331
                                                                                    ------------
TOTAL INVESTMENTS (Cost $315,567,303*)                                97.4%          315,567,303
OTHER ASSETS AND LIABILITIES (Net)                                     2.6             8,312,652
                                                                     -----          ------------
NET ASSETS                                                           100.0%         $323,879,955
                                                                     =====          ============

-------------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
FGIC -- Federal Guaranty Insurance Corporation
GO   -- General Obligation Bonds
LOC  -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand by Purchase Agreement

Munder U.S. Treasury Money Market Fund
  Portfolio of Investments, December 31, 1997 (Unaudited)

Principal
Amount                                                                                Value
---------                                                                             -----
U.S. TREASURY OBLIGATIONS -- 41.0%
    U.S. Treasury Notes -- 41.0%
$35,000,000 5.125% due 04/30/1998                                                    $34,973,034
 10,000,000 5.125% due 06/30/1998                                                      9,983,516
                                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $44,956,550)                                    44,956,550
                                                                                    ------------
REPURCHASE AGREEMENTS -- 57.6%
5,000,000   Agreement with Goldman Sachs & Company, 6.350% dated
              12/31/1997, to be repurchased at $5,001,764 on 01/02/1998, collateralized by $4,110,000 U.S. Treasury Note, 13.125%
              maturing 05/15/2001 (value $5,105,224)                                   5,000,000
23,228,948  Agreement with Lehman Brothers Holdings Inc., 5.870% dated
              12/31/1997, to be repurchased at $23,236,523 on 01/02/1998, collateralized by $23,505,000 U.S. Treasury Note, 5.875%
              due 11/30/2001 (value $23,696,176)                                      23,228,948
5,000,000    Agreement with Merrill Lynch & Company Inc., 6.500% dated
              12/31/1997, to be repurchased at $5,001,806 on 01/02/1998, collateralized by $3,180,000 U.S. Treasury Note, 11.25% maturing
              02/15/2015 (value $5,119,800)                                            5,000,000
5,000,000   Agreement with Morgan (J.P.) & Company, 6.250% dated
              12/31/1997, to be repurchased at $5,001,736 on 01/02/1998, collateralized by $3,740,000 U.S. Treasury Note, 8.875%
              maturing 02/15/2019 (value $5,106,269) 5,000,000
15,000,000  Agreement with Paine Webber, 6.470% dated 12/31/1997, to be repurchased at $15,005,392 on 01/02/1998, collateralized by
              $14,705,000 U.S. Treasury Note, 6.875% maturing 03/31/2000
              (value $15,312,061)                                                     15,000,000
5,000,000   Agreement with Sanwa BGK Securities Company L.P., 6.500% dated
              12/31/1997, to be repurchased at $5,001,806 on 01/02/1998, collateralized by $3,184,000 U.S. Treasury Note, 11.25% maturing
              02/15/2015 (value $5,105,843)                                            5,000,000
5,000,000   Agreement with State Street Bank and Trust Company, 6.000% dated
              12/31/1997, to be repurchased at $5,001,667 on 01/02/1998, collateralized by $5,005,000 U.S. Treasury Note, 6.375%
              maturing 04/30/1999 (value $5,100,996)                                   5,000,000
                                                                                    ------------
TOTAL REPURCHASE AGREEMENTS (Cost $63,228,948)                                        63,228,948
                                                                                    ------------
TOTAL INVESTMENTS (Cost $108,185,498*)                                     98.6%     108,185,498
OTHER ASSETS AND LIABILITIES (Net)                                          1.4        1,523,148
                                                                          -----     ------------
NET ASSETS                                                                100.0%    $109,708,646
                                                                          =====     ============

---------
* Aggregate cost for Federal tax purposes.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)

                         EQUITY FUNDS

                         ---------------------------------------------------------------------------------------------------
                         Munder                         Munder                        Munder         Munder          Munder
                         Accelerating   Munder          Growth &       Munder         International  Micro-Cap       Mid-Cap
                         Growth         Balanced        Income         Index 500      Equity         Equity          Growth
                         Fund           Fund            Fund           Fund           Fund           Fund            Fund
                         ------------   ------          --------       ---------      -------------  ---------       -------
ASSETS:
Investments, at value
  See accompanying
    schedules:
    Securities .......   $137,408,920   $69,385,010     $219,204,060   $598,857,640   $190,577,309   $29,954,615     $36,820,784

    Repurchase
      Agreements .....     48,088,000    11,859,000       13,788,000     20,404,000        491,000     1,228,000       2,326,000
                         ------------   -----------     ------------   ------------   ------------   -----------     -----------
Total Investments ....    185,496,920    81,244,010      232,992,060    619,261,640    191,068,309    31,182,615      39,146,784
Cash .................            251        --                  894              5         --            --                 166
Interest receivable ..          8,570       497,985          116,018          7,481             82           205             388
Dividends receivable..        108,443        33,081          608,055        819,307      1,082,567        --              33,548
Receivable for
  investment
  securities sold ....         --            14,278        1,890,012         --             35,106       507,233         467,191
Receivable for Fund
  shares sold ........        109,236        82,112          139,443      8,163,097         --           198,965           1,624
Receivable from
  investment advisor..         --            --               --             --             --            39,334           6,481
Unamortized
  organization costs..         --             1,743            2,119         --             31,225        --              33,038
Receivable for future
  variation margin ...         --            --               --                721         --            --              --
Prepaid expenses .....         36,395        20,924           30,182         45,813         --            44,200          28,116
                         ------------   -----------     ------------   ------------   ------------   -----------     -----------
        Total Assets..    185,759,815    81,894,133      235,778,783    628,298,064    192,217,289    31,972,552      39,717,336
                         ------------   -----------     ------------   ------------   ------------   -----------     -----------
LIABILITIES:
Due to custodian .....         --             9,736           --             --            545,700        36,492          --
Unrealized
  depreciation of
  forward foreign
  exchange contracts..         --            --               --             --             --            --              --
Payable for Fund
  shares redeemed ....      1,177,273     1,146,807          108,139     14,533,491         53,572        95,902           2,500
Payable for investment
  securities purchased         --            --            2,911,680         --              6,540       848,682          --
Investment advisory
  fee payable ........        120,305        44,560          151,042         33,060        124,374        24,536          25,135
Administration fee
  payable ............         17,483         7,458           21,927         56,124         18,069         2,659           3,695
Shareholder servicing
  fees payable .......         15,744         6,189           42,848         25,299         20,837           329             245
Distribution fees
  payable ............          2,980           253            2,397         79,424         33,797        11,189             486
Transfer agent fee
  payable ............          1,589           480            2,628          5,499         --                44             192
Custodian fees payable         30,024        21,524           31,962         90,240         88,939        14,941           9,717
Accrued
  Trustees'/Directors'
  fees and expenses ..            160           114              410          1,197            125           167             133
Accrued expenses and
  other payables .....         65,710        26,420           39,990         21,615        174,461         4,489           3,875
                         ------------   -----------     ------------   ------------   ------------   -----------     -----------
        Total
          Liabilities..     1,431,268     1,263,541        3,313,023     14,845,949      1,066,414     1,039,430          45,978
                         ------------   -----------     ------------   ------------   ------------   -----------     -----------
NET ASSETS ...........   $184,328,547   $80,630,592     $232,465,760   $613,452,115   $191,150,875   $30,933,122     $39,671,358
                         ============   ===========     ============   ============   ============   ===========     ===========

Investments, at cost..   $157,368,552   $69,837,955     $181,322,084   $467,421,419   $170,423,183   $30,457,977     $38,124,882
                         ============   ===========     ============   ============   ============   ===========     ===========





                     See Notes to Financial Statements.





    ------------------------------------------------------------------------------------------------------------------------

                   Munder                         Munder                        Munder                         Munder
    Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
    Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
    Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
    Fund           Fund            Fund           Fund           Fund           Fund           Fund            Fund
    ------------   ----------      ---------      -------        ------         -------- -     -----------     -------------

    $660,401,294   $81,551,574     $129,128,204   $376,090,823   $124,283,256   $41,119,111    $13,736,129     $45,353,016
      12,986,000     7,053,000        9,593,000     45,810,000      6,803,000     3,540,000        262,000       1,998,000
    ------------   -----------     ------------   ------------   ------------   -----------    -----------     -----------
     673,387,294    88,604,574      138,721,204    421,900,823    131,086,256    44,659,111     13,998,129      47,351,016
           1,714           884           --             --                110       658,658          1,364         491,405
           2,164         1,176            1,599          7,635          1,134           590             44             333
         603,148       489,756          104,604         28,699        258,056        93,010            813         111,610

          --            --              611,855      4,379,615              5       524,984         --             151,969
         672,807        74,538          300,062      1,258,611        185,565        63,779         37,869          94,461
          --            --               --             --             --            42,677         44,189          34,476
          24,454        25,518           --             --             32,317         5,627          4,820          23,945

          --            --               --             --             --            --             --              --
          32,857        17,088           32,634         33,698         20,830        68,086         59,937          85,933
    ------------   -----------     ------------   ------------   ------------   -----------    -----------     -----------
     674,724,438    89,213,534      139,771,958    427,609,081    131,584,273    46,116,522     14,147,165      48,345,148
    ------------   -----------     ------------   ------------   ------------   -----------    -----------     -----------

          --            --               83,663          3,197         --            --             --              --

          --            --               --             --             --            --                 12           7,834
       1,183,475       118,179           --             73,579         --            47,576          4,800           1,963

          --            --              455,000        984,975         --           710,905          3,586         667,037
         432,598        52,551           82,656        250,156         79,449        47,241         11,481          39,869
          60,826         7,716           11,976         36,286         11,673         1,970            597           2,079
          53,531           418           14,641         32,454          2,149         5,867             26             305
         153,613         6,782            3,614         15,951          2,259           504          6,549             760
           8,000         1,118            1,605          4,764          1,478         2,834          3,024           2,286
          67,662        11,870           16,148         51,135         17,773        72,849          7,986          57,784

           1,638           255              500          1,117            384           256             63             188

         142,372         9,630            4,817         78,002         10,762         7,306            867           6,056
    ------------   -----------     ------------   ------------   ------------   -----------    -----------     -----------
       2,103,715       208,519          674,620      1,531,616        125,927       897,308         38,991         786,161
    ------------   -----------     ------------   ------------   ------------   -----------    -----------     -----------
    $672,620,723   $89,005,015     $139,097,338   $426,077,465   $131,458,346   $45,219,214    $14,108,174     $47,558,987
    ============   ===========     ============   ============   ============   ===========    ===========     ===========
    $476,206,257   $71,561,817     $121,377,795   $374,311,993   $113,801,833   $49,580,167    $13,502,870     $49,532,075
    ============   ===========     ============   ============   ============   ===========    ===========     ===========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)
              (Continued)

                                              INCOME FUNDS
                                              ---------------------------------------------------------------------------
                                                                                                                Munder
                                                               Munder          Munder          Munder U.S.      Michigan
                                              Munder           Intermediate    International   Government       Triple
                                              Bond             Bond            Bond            Income           Tax-Free
                                              Fund             Fund            Fund            Fund             Bond Fund
                                              ------           ------------    -------------   ----------       ---------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities .............................   $244,674,470     $555,108,176    $44,927,501     $268,066,353     $51,101,578
    Repurchase Agreements ..................      6,358,000        4,162,000      2,187,000        7,961,000          --
                                               ------------     ------------    -----------     ------------     -----------
Total Investments ..........................    251,032,470      559,270,176     47,114,501      276,027,353      51,101,578
Cash .......................................         --               --             51,119           --               3,131
Interest receivable ........................      4,903,237        8,462,285      1,124,413        2,088,089         597,477
Receivable for investment securities sold ..        245,859          355,366         --              108,571          --
Receivable for Fund shares sold ............        332,478          163,865          2,012           59,859         300,506
Unamortized organization costs .............         --               --             25,019            3,490           5,188
Prepaid expenses ...........................         25,620           45,232         43,987           30,925           2,369
Receivable from advisor ....................         --               --             --               --              --
                                               ------------     ------------    -----------     ------------     -----------
      Total Assets .........................    256,539,664      568,296,924     48,361,051      278,318,287      52,010,249
                                               ------------     ------------    -----------     ------------     -----------
LIABILITIES:
Due to custodian ...........................        241,954          425,558         --              123,430          --
Payable for Fund shares redeemed ...........          3,861            7,396         --               12,892          --
Payable for investment securities purchased          --               --             --               --               3,131
Dividends payable ..........................         --               --             --               --              --
Investment advisory fee payable ............        108,185          240,964         20,711          117,655          21,837
Administration fee payable .................         23,479           52,406          4,509           25,597           4,749
Shareholder servicing fees payable .........          8,697           75,087             18           44,835          10,519
Distribution fees payable ..................          1,136            3,325             67            1,590             377
Transfer agent fee payable .................          3,645            6,879            566            3,406          --
Custodian fees payable .....................         23,767           63,038         26,458           31,893          12,488
Accrued Trustees'/Directors' fees and
  expenses .................................            742            1,170             74              541             104
Accrued expenses and other payables ........         11,409           38,438          1,509           67,418          24,597
                                               ------------     ------------    -----------     ------------     -----------
      Total Liabilities ....................        426,875          914,261         53,912          429,257          77,802
                                               ------------     ------------    -----------     ------------     -----------
NET ASSETS .................................   $256,112,789     $567,382,663    $48,307,139     $277,889,030     $51,932,447
                                               ============     ============    ===========     ============     ===========
Investments, at cost .......................   $248,038,559     $554,434,749    $49,232,810     $270,127,057     $48,592,910
                                               ============     ============    ===========     ============     ===========





                     See Notes to Financial Statements.






                                                      MONEY MARKET FUNDS
     ------------------------------------------------ --------------------------------------------------------------
     Munder           Munder          Munder          Munder           Munder          Munder          Munder
     Tax-Free         Tax-Free        Short Term      Cash             Money           Tax-Free        U.S. Treasury
     Bond             Intermediate    Treasury        Investment       Market          Money Market    Money Market
     Fund             Bond Fund       Fund            Fund             Fund            Fund            Fund
     --------         ------------    --------        ----------       ------          ------------    -------------

     $206,646,902     $306,316,971    $56,386,240     $  904,040,571   $ 82,512,452    $315,567,303    $ 44,956,550
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
           --               --          3,900,632        239,173,343     31,137,934          --          63,228,948
      206,646,902      306,316,971     60,286,872      1,143,213,914    113,650,386     315,567,303     108,185,498
           --               --              1,429              1,239         --             457,185          --
        3,387,979        5,051,174        568,396          3,863,498        581,440       2,107,023         322,006
           --               --             --                --              --           4,590,000          --
           --               48,573          5,073             47,135         --           2,001,657       2,291,148
            8,243           --             34,601            --              23,852          --              --
           27,669           34,600         69,796             60,760         17,813          26,005          29,902
           --               --             13,880            --              --              --              --
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
      210,070,793      311,451,318     60,980,047      1,147,186,546    114,273,491     324,749,173     110,828,554
     ------------     ------------    -----------     --------------   ------------    ------------    ------------

           --               --             --                --              --              --              --
            9,778           --             --             12,748,063      1,450,000         102,700         614,082
        4,097,824        4,226,137         --                --              --              --              --
           --               --             --              4,205,245         50,962         555,912         414,805
           88,052          130,839         12,849            326,414         42,444          89,748          31,493
           19,567           28,471          5,589            101,404         11,545          27,890           9,856
           42,138           62,063             34             83,756         --              23,043           5,851
            1,269            2,502            144             25,712          5,641          19,642             313
            2,426            6,969            704             13,256            949           3,163             303
           27,800           40,544          8,871             84,136         22,243          36,130          38,433
              365              528            126              2,055             52             667          --
           61,716           39,203          2,399            164,234         21,241          10,323           4,772
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
        4,350,935        4,537,256         30,716         17,754,275      1,605,077         869,218       1,119,908
     ------------     ------------    -----------     --------------   ------------    ------------    ------------
     $205,719,858     $306,914,062    $60,949,331     $1,129,432,271   $112,668,414    $323,879,955    $109,708,646
     ============     ============    ===========     ==============   ============    ============    ============
     $192,898,430     $296,597,867     60,093,834     $1,143,213,914   $113,650,386    $315,567,303    $108,185,498
     ============     ============     ==========     ==============   ============    ============    ============





                     See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)
              (Continued)

                         EQUITY FUNDS
                         ---------------------------------------------------------------------------------------------------
                         Munder                         Munder                        Munder         Munder          Munder
                         Accelerating   Munder          Growth &       Munder         International  Micro-Cap       Mid-Cap
                         Growth         Balanced        Income         Index 500      Equity         Equity          Growth
                         Fund           Fund            Fund           Fund           Fund           Fund            Fund
                         ------------   --------        --------       ---------      -------------  ---------       -------
NET ASSETS consist of:
Undistributed net
  investment income/
  (loss) .............   $    108,889   $    30,063     $     88,529   $    132,155   $    120,601   $   (83,456)    $   (64,477)

Accumulated net
  realized gain/(loss)
  on investments sold,
  forward foreign
  exchange contracts
  futures contracts
  and currency
  transactions .......     10,544,657     1,663,631       14,823,849      2,439,834         76,970        38,648      (2,878,215)

Net unrealized
  appreciation/
  (depreciation) of
  investments, futures
  contracts, foreign
  currency and net
  other assets .......     28,128,368    11,406,055       51,669,976    151,992,559     20,630,034       724,638       1,021,902

Par value ............         16,162         6,316           15,870         29,282         14,423        18,609          37,724

Paid-in capital in
  excess of par value     145,530,471    67,524,527      165,867,536    458,858,285    170,308,847    30,234,683      41,554,425
                         ------------   -----------     -----------    ------------   ------------   -----------     -----------
                         $184,328,547   $80,630,592     $232,465,760   $613,452,115   $191,150,875   $30,933,122     $39,671,358
                         ============   ===========     ============   ============   ============   ===========     ===========
NET ASSETS:
Class A Shares .......   $  8,852,525   $   483,601     $  5,898,530   $133,773,463   $  6,863,070   $ 5,323,757     $    95,324
                         ============   ===========     ============   ============   ============   ===========     ===========
Class B Shares .......   $    787,703   $   369,190     $    879,610   $ 87,064,631   $  1,022,851   $ 8,103,470     $   468,103
                         ============   ===========     ============   ============   ============   ===========     ===========
Class C Shares .......   $    187,409   $    86,240     $  1,538,065        --        $  2,091,228   $ 4,249,261     $    91,718
                         ============   ===========     ============   ============   ============   ===========     ===========
Class K Shares .......   $ 67,888,180   $29,787,962     $194,534,611   $119,072,024   $ 93,297,847   $ 1,935,587     $ 1,098,288
                         ============   ===========     ============   ============   ============   ===========     ===========
Class Y Shares .......   $106,612,730   $49,903,599     $ 29,614,944   $273,541,997   $ 87,875,879   $11,321,047     $37,917,925
                         ============   ===========     ============   ============   ============   ===========     ===========
SHARES OUTSTANDING:
Class A Shares .......        783,609        37,889          403,142      6,388,049        519,081       319,700           9,109
                         ============   ===========     ============   ============   ============   ===========     ===========
Class B Shares .......         72,656        29,027           60,336      4,154,114         78,383       489,642          45,433
                         ============   ===========     ============   ============   ============   ===========     ===========
Class C Shares .......         17,028         6,772          105,644         --            158,998       256,605           8,922
                         ============   ===========     ============   ============   ============   ===========     ===========
Class K Shares .......      6,002,742     2,331,779       13,279,701      5,689,351      7,054,691       116,262         105,044
                         ============   ===========     ============   ============   ============   ===========     ===========
Class Y Shares .......      9,286,349     3,910,483        2,021,407     13,050,642      6,612,288       678,673       3,603,920
                         ============   ===========     ============   ============   ============   ===========     ===========
CLASS A SHARES:
Net asset value and
  redemption price per
  share ..............   $      11.30   $     12.76     $      14.63   $      20.94   $      13.22   $     16.65     $     10.46
                         ============   ===========     ============   ============   ============   ===========     ===========
Maximum sales charge..           5.50%         5.50%            5.50%          5.50%          5.50%         5.50%           5.50%
Maximum offering price
  per share ..........   $      11.96   $     13.50     $      15.48   $      21.48   $      13.99   $     17.62     $     11.07
                         ============   ===========     ============   ============   ============   ===========     ===========
CLASS B SHARES:
Net asset value and
  offering price per
  share* .............   $      10.84   $     12.72     $      14.58   $      20.96   $      13.05   $     16.55     $     10.30
                         ============   ===========     ============   ============   ============   ===========     ===========
CLASS C SHARES:
Net asset value and
  offering price per
  share* .............   $      11.01   $     12.73     $      14.56           N/A    $      13.15   $     16.56     $     10.28
                         ============   ===========     ============   ============   ============   ===========     ===========
CLASS K SHARES:
Net asset value,
  offering price and
  redemption price per
  share ..............   $      11.31   $     12.77     $      14.65   $      20.93   $      13.22   $     16.65     $     10.46
                         ============   ===========     ============   ============   ============   ===========     ===========
CLASS Y SHARES:
Net asset value,
  offering price and
  redemption price per
  share ..............   $      11.48   $     12.76     $      14.65   $      20.96   $      13.29   $     16.68     $     10.52
                         ============   ===========     ============   ============   ============   ===========     ===========

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").
























                     See Notes to Financial Statements.

    ---------------------------------------------------------------------------------------------------------------------------
                   Munder                         Munder                           Munder                         Munder
    Munder         Real Estate    Munder          Small                            Framlington     Munder         Framlington
    Multi-Season   Equity         Small-Cap       Company          Munder          Emerging        Framlington    International
    Growth         Investment     Value           Growth           Value           Markets         Healthcare     Growth
    Fund           Fund           Fund            Fund             Fund            Fund            Fund           Fund
    ------------   -----------    ---------       -------          ------          -----------     -----------    -------------

    $     68,337   $   163,157    $    97,948     $ (1,019,615)    $     17,732    $  (113,089)    $   (72,440)   $   (186,027)

      19,239,987       652,728       1,814,957       34,890,316       3,759,734     (3,258,888)        173,463        (241,635)

     197,181,037    17,042,757      17,343,409       47,588,830      17,284,423     (4,919,981)        495,224      (2,195,451)
         351,739        55,006         100,836          208,428          88,872         41,231          12,166          46,820
     455,779,623    71,091,367     119,740,188      344,409,506     110,307,585     53,469,941      13,499,761      50,135,280
    ------------   -----------    -----------     ------------     ------------    -----------     -----------    ------------
    $672,620,723   $89,005,015    $139,097,338     $426,077,465    $131,458,346    $45,219,214     $14,108,174    $ 47,558,987
    ============   ===========    ============     ============    ============    ===========     ===========    ============

    $ 19,970,627   $ 2,414,649    $  2,396,570     $ 32,884,439    $  2,475,131    $   882,937     $ 2,427,406    $  1,167,688
    ============   ===========    ============     ============    ============    ===========     ===========    ============
    $ 92,316,843   $ 6,790,804    $  1,261,589     $ 11,029,413    $  1,431,493    $   381,609     $ 4,020,460    $    183,141
    ============   ===========    ============     ============    ============    ===========     ===========    ============
    $ 10,887,401   $ 1,228,762    $    842,791     $  4,605,224    $    752,426    $    33,141     $ 2,315,215    $     67,306
    ============   ===========    ============     ============    ============    ===========     ===========    ============
    $255,542,859   $ 2,058,559    $ 72,443,084     $159,508,107    $ 11,766,804    $29,243,207     $   126,703    $  1,867,288
    ============   ===========    ============     ============    ============    ===========     ===========    ============
    $293,902,993   $76,512,241    $ 62,153,304     $218,050,282    $115,032,492    $14,678,320     $ 5,218,390    $ 44,273,564
    ============   ===========    ============     ============    ============    ===========     ===========    ============

       1,042,953       149,339         173,766        1,617,512         167,548         80,533         208,693         115,055
    ============   ===========    ============     ============    ============    ===========     ===========    ============
       4,975,982       419,882          91,694          563,129          97,351         34,885         348,076          18,115
    ============   ===========    ============     ============    ============    ===========     ===========    ============
         586,279        75,758          61,281          231,489          51,209          3,029         200,437           6,643
    ============   ===========    ============     ============    ============    ===========     ===========    ============
      13,359,204       127,281       5,252,177        7,847,490         796,650      2,667,485          10,907         183,964
    ============   ===========    ============     ============    ============    ===========     ===========    ============
      15,209,481     4,728,377       4,504,719       10,583,185       7,774,437      1,337,217         448,464       4,358,243
    ============   ===========    ============     ============    ============    ===========     ===========    ============
    $      19.15   $     16.17    $      13.79     $      20.33    $      14.77    $     10.96     $     11.63    $      10.15
    ============   ===========    ============     ============    ============    ===========     ===========    ============
            5.50%         5.50%           5.50%            5.50%           5.50%          5.50%           5.50%           5.50%
    $      20.26   $     17.11    $      14.59     $      21.51    $      15.63    $     11.60     $     12.31    $      10.74
    ============   ===========    ============     ============    ============    ===========     ===========    ============

    $      18.55   $     16.17    $      13.76     $      19.59    $      14.70    $     10.94     $     11.55    $      10.11
    ============   ===========    ============     ============    ============    ===========     ===========    ============

    $      18.57   $     16.22    $      13.75     $      19.89    $      14.69    $     10.94     $     11.55    $      10.13
    ============   ===========    ============     ============    ============    ===========     ===========    ============

    $      19.13   $     16.17    $      13.79     $      20.33    $      14.77    $     10.96     $     11.62    $      10.15
    ============   ===========    ============     ============    ============    ===========     ===========    ============
    $      19.32   $     16.18    $      13.80     $      20.60    $      14.80    $     10.98     $     11.64    $      10.16
    ============   ===========    ============     ============    ============    ===========     ===========    ============






                     See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1997 (Unaudited)
              (Continued)

                                               INCOME FUNDS
                                               ---------------------------------------------------------------------------
                                                                                                                 Munder
                                                               Munder           Munder           Munder U.S.     Michigan
                                               Munder          Intermediate     International    Government      Triple
                                               Bond            Bond             Bond             Income          Tax-Free
                                               Fund            Fund             Fund             Fund            Bond Fund
                                               ------          ------------     -------------    ----------      ---------
NET ASSETS consist of:
Undistributed net investment income ........   $     87,653    $    (48,922)    $   156,921      $    225,209    $   (20,382)
Accumulated net realized gain/(loss) on
  investments sold .........................     (4,073,344)    (22,930,261)      (140,701)          (177,782)       165,941
Net unrealized appreciation/(depreciation)
  of investments ...........................      2,993,911       4,835,427      (2,155,736)        5,900,296      2,508,667
Par value ..................................         25,895          59,976          51,002            26,971          5,174
Paid-in capital in excess of par value .....    257,078,674     585,466,443      50,395,653       271,914,336     49,273,047
                                               ------------    ------------     -----------      ------------    -----------
                                               $256,112,789    $567,382,663     $48,307,139      $277,889,030    $51,932,447
                                               ============    ============     ===========      ============    ===========
NET ASSETS:
Class A Shares .............................   $    968,970    $  7,194,986     $   152,262      $  3,475,061    $   528,305
                                               ============    ============     ===========      ============    ===========
Class B Shares .............................   $    457,106    $    578,125     $    21,282      $  1,217,771    $   378,791
                                               ============    ============     ===========      ============    ===========
Class C Shares .............................   $    164,350    $    852,322     $   --           $     33,617    $    93,265
                                               ============    ============     ===========      ============    ===========
Class K Shares .............................   $ 41,158,044    $353,475,036     $    85,396      $211,414,765    $50,303,643
                                               ============    ============     ===========      ============    ===========
Class Y Shares .............................   $213,364,319    $205,282,194     $48,048,199      $ 61,747,816    $   628,443
                                               ============    ============     ===========      ============    ===========
SHARES OUTSTANDING:
Class A Shares .............................         97,989         759,812          16,110           337,498         52,624
                                               ============    ============     ===========      ============    ===========
Class B Shares .............................         46,237          61,166           2,253           118,210         37,724
                                               ============    ============     ===========      ============    ===========
Class C Shares .............................         16,583          90,000          --                 3,263          9,299
                                               ============    ============     ===========      ============    ===========
Class K Shares .............................      4,162,044      37,366,176           9,024        20,517,649      5,011,356
                                               ============    ============     ===========      ============    ===========
Class Y Shares .............................     21,572,256      21,699,066       5,072,861         5,994,056         62,569
                                               ============    ============     ===========      ============    ===========
CLASS A SHARES:
Net asset value and redemption price per
  share ....................................   $       9.89    $       9.47     $      9.45      $      10.30    $     10.04
                                               ============    ============     ===========      ============    ===========
Maximum sales charge .......................           4.00%           4.00%           4.00%             4.00%          4.00%
Maximum offering price per share ...........   $      10.30    $       9.86     $      9.84      $      10.73    $     10.46
                                               ============    ============     ===========      ============    ===========
CLASS B SHARES:
Net asset value and offering price per
  share* ...................................   $       9.89    $       9.45     $      9.45      $      10.30    $     10.04
                                               ============    ============     ===========      ============    ===========
CLASS C SHARES:
Net asset value and offering price per
  share* ...................................   $       9.91    $       9.47             N/A      $      10.30    $     10.03
                                               ============    ============     ===========      ============    ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share ...............   $       9.89    $       9.46     $      9.46      $      10.30    $     10.04
                                               ============    ============     ===========      ============    ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share ...............   $       9.89    $       9.46     $      9.47      $      10.30    $     10.04
                                               ============    ============     ===========      ============    ===========

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").




                     See Notes to Financial Statements.


                                                     MONEY MARKET FUNDS
    ------------------------------------------------ --------------------------------------------------------------
    Munder          Munder           Munder          Munder             Munder            Munder          Munder
    Tax-Free        Tax-Free         Short Term      Cash               Money             Tax-Free        U.S. Treasury
    Bond            Intermediate     Treasury        Investment         Market            Money Market    Money Market
    Fund            Bond Fund        Fund            Fund               Fund              Fund            Fund
    --------        ------------     ----------      ----------         ------            ------------    -------------

    $    (42,669)   $    (51,484)    $     1,660     $      --          $     --          $     --        $     --

       2,028,722         356,561          29,626            (4,951)              303          (155,684)         41,582

      13,748,473       9,719,104         193,038            --                --                --              --
          19,085          29,320           6,069          1,129,436          112,670           323,992         109,667
     189,966,247     296,860,561      60,718,938      1,128,307,786      112,555,441       323,711,647     109,557,397
    ------------    ------------     -----------     --------------     ------------      ------------    ------------
    $205,719,858    $306,914,062     $60,949,331     $1,129,432,271     $112,668,414      $323,879,955    $109,708,646
    ============    ============     ===========     ==============     ============      ============    ============

    $  4,218,620    $  7,686,672         --          $   88,557,050     $ 11,420,158      $107,961,418    $ 11,570,312
    ============    ============     ===========     ==============     ============      ============    ============
    $    336,375    $    385,985     $   167,880            --          $    367,713            --              --
    ============    ============     ===========     ==============     ============      ============    ============
    $     40,755    $    --          $    14,501     $      --          $  1,000,440            --              --
    ============    ============     ===========     ==============     ============      ============    ============
    $197,124,103    $291,251,221     $   600,705     $  689,621,835           --          $191,012,810    $ 46,191,801
    ============    ============     ===========     ==============     ============      ============    ============
    $  4,000,005    $  7,590,184     $60,166,245     $  351,253,386     $ 99,880,103      $ 24,905,727    $ 51,946,533
    ============    ============     ===========     ==============     ============      ============    ============

         391,867          73,346          --             88,557,674       11,419,415       108,004,871      11,568,603
    ============    ============     ===========     ==============     ============      ============    ============
          31,209          36,914          16,702            --               367,742            --              --
    ============    ============     ===========     ==============     ============      ============    ============
           3,783          --               1,444            --             1,000,148            --              --
    ============    ============     ===========     ==============     ============      ============    ============
      18,287,177      27,823,634          59,822        689,623,469           --           191,151,813      46,175,157
    ============    ============     ===========     ==============     ============      ============    ============
         371,357         724,871       5,991,496        351,254,819       99,882,822        24,835,620      51,923,304
    ============    ============     ===========     ==============     ============      ============    ============

    $      10.77    $      10.47     $     --        $         1.00     $       1.00      $       1.00    $       1.00
    ============    ============     ===========     ==============     ============      ============    ============
            4.00%           4.00%          --               --                --                --              --
    $      11.22    $      10.91     $     --        $         1.00     $       1.00      $       1.00    $       1.00
    ============    ============     ===========     ==============     ============      ============    ============

    $      10.78    $      10.46     $     10.05                N/A     $       1.00               N/A             N/A
    ============    ============     ===========     ==============     ============      ============    ============

    $      10.77             N/A     $     10.04                N/A     $       1.00               N/A             N/A
    ============    ============     ===========     ==============     ============      ============    ============

    $      10.78    $      10.47     $     10.04     $         1.00              N/A      $       1.00    $       1.00
    ============    ============     ===========     ==============     ============      ============    ============

    $      10.77    $      10.47     $     10.04     $         1.00     $       1.00      $       1.00    $       1.00
    ============    ============     ===========     ==============     ============      ============    ============






                     See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Period Ended December 31, 1997 (Unaudited)

                             EQUITY FUNDS

                             ------------------------------------------------------------------------------------------------
                             Munder                       Munder                        Munder          Munder        Munder
                             Accelerating    Munder       Growth &       Munder         International   Micro-Cap     Mid-Cap
                             Growth          Balanced     Income         Index 500      Equity          Equity        Growth
                             Fund            Fund         Fund           Fund           Fund            Fund          Fund
                             ------------    --------     --------       ---------      -------------   ---------     -------
INVESTMENT INCOME:
Interest ..................  $    943,073    $1,282,954   $   529,266    $   896,286    $    106,348    $   47,023    $    70,187
Dividends (a) .............       553,279       174,983     3,358,549      4,752,279       1,819,234        16,131         74,585
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------
      Total investment
        income ............     1,496,352     1,457,937     3,887,815      5,648,565       1,925,582        63,154        144,772
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------
EXPENSES:
Distribution and
  shareholder servicing
  fees:
  Class A Shares ..........        12,226           525         5,993         57,776           8,476         3,661            131
  Class B Shares ..........         2,745         1,248         3,862        173,467           5,825        19,000          1,600
  Class C Shares ..........         1,017           411         2,771        --               13,020        11,614            515
Shareholder servicing
 fees:
  Class K Shares ..........       111,476        23,342       272,928        113,858         145,468         1,241          1,508
Investment advisory fee ...       833,035       261,252       951,385        448,291         838,209        87,791        146,955
Administration fee ........       119,855        43,371       136,883        322,494         120,599         9,473         21,429
Transfer agent fee ........        21,551         7,865        24,889         79,283          21,890         1,710          3,861
Custodian fees ............        32,642        22,162        35,325        120,456          85,950        14,509          9,933
Legal and audit fees ......         9,765         3,457        10,464         43,395           9,076           857          1,973
Trustees'/Directors' fees
and expenses ..............         3,264         1,185         3,741          8,830           3,283           265            591
Amortization of
  organization costs ......       --              1,734           919        --              --            --               6,394
Registration and filing
  fees ....................        19,233        15,758        15,922         28,093          16,913        34,276         17,834
Other .....................        16,199        29,170        26,279         55,207          34,526         1,547            858
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------
      Total Expenses ......     1,183,008       411,480     1,491,361      1,451,150       1,303,235       185,944        213,582
Fees waived and/or
  expenses reimbursed by
  investment advisor ......       --            --            --            (239,088)        --            (39,334)        (6,481)
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------

      Net Expenses ........     1,183,008       411,480     1,491,361      1,212,062       1,303,235       146,610        207,101
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------
NET INVESTMENT
  INCOME/(LOSS) ...........       313,344     1,046,457     2,396,454      4,436,503         622,347       (83,456)       (62,329)
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------

NET REALIZED AND
  UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss)
 from:
  Security transactions ...    42,305,627     5,283,129    33,484,865     25,724,713      11,539,832     1,193,560     (1,602,073)

  Forward foreign exchange
    contracts .............       --            --            --             --               54,505       --             --
  Futures contracts .......       184,528       --            --           3,048,696         --            --             --
  Foreign currency
    transactions ..........       --            --            --             --              (18,157)      --             --
Net change in unrealized
  appreciation/
  (depreciation) of:
    Securities ............   (25,265,235)      387,076    (1,873,936)    25,080,017     (32,037,018)      206,472      1,080,185
    Forward foreign
      exchange contracts ..       --            --            --             --              --            --             --
    Futures contracts .....       --            --            --             447,993         --            --             --
    Foreign currency and
      net other assets ....       --            --            --                 (14)        (49,428)      --             --
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------
Net realized and
  unrealized gain/(loss)
  on investments ..........    17,224,920     5,670,205    31,610,929     54,301,405     (20,510,266)    1,400,032       (521,888)
                             ------------    ----------   -----------    -----------    ------------    ----------    -----------

NET INCREASE/(DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .........  $ 17,538,264    $6,716,662   $34,007,383    $58,737,908    $(19,887,919)   $1,316,576    $  (584,217)
                             ============    ==========   ===========    ===========    ============    ==========    ===========


----------------
(a) Net of foreign withholding taxes of $4,944, $176, $6,124, $5,296, $142,326, $567, $4,780, $43, and $20,763 for Munder Accelerating Growth
    Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Mid-Cap Growth Fund, Munder Framlington Emerging Markets Fund, Munder Healthcare Fund and Munder Framlington International Growth Fund, respectively




                     See Notes to Financial Statements.


    ------------------------------------------------------------------------------------------------------------------------
                   Munder                         Munder                        Munder                         Munder
    Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
    Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
    Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
    Fund           Fund            Fund           Fund           Fund           Fund           Fund            Fund
    ------------   -----------     ---------      -------        ------         -----------    -----------     -------------

    $ 1,152,079    $   104,132     $   301,707    $    859,209   $   185,039    $   226,047    $ 20,364        $    81,976
      2,784,974      2,110,593         824,254         310,935       923,143        137,518       3,381            148,044
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------
      3,937,053      2,214,725       1,125,961       1,170,144     1,108,182        363,565      23,745            230,020
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------

         23,975          2,486           2,184          27,302         2,661            826       2,215              1,486
        451,030         28,760           3,765          44,583         6,421          1,899      13,137                911
         51,208          3,776           2,316          21,460         3,365            128       6,052                573

        315,130          2,319          83,463         210,867        11,405         32,327         159              1,702
      2,866,503        268,881         427,747       1,457,302       433,621        246,918      51,664            212,764
        322,207         39,209          61,543         209,673        63,231         10,117       2,646             10,897
         58,164          7,300          11,429          38,299        11,627         21,141      20,406             21,286
         75,689         12,769          17,598          56,012        19,256         63,114       7,809             49,871
         24,637          3,297           4,916          16,062         5,123          2,061         362              3,373
          8,832          1,078           1,700           5,757         1,739            594         155                634
         24,865          7,500          --              --             6,317            709         607              3,018
         23,987         17,428          37,400          34,163        21,919         39,351      34,306             36,783
        118,201         23,643          21,649          68,279        23,174            771         856                728
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------
      4,364,428        418,446         675,710       2,189,759       609,859        419,956     140,374            344,026

       (627,047)        --              --              --            --            (42,677)    (44,189)           (34,476)
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------
      3,737,381        418,446         675,710       2,189,759       609,859        377,279      96,185            309,550
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------

        199,672      1,796,279         450,251      (1,019,615)      498,323        (13,714)    (72,440)           (79,530)
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------

     24,431,703        928,576       7,077,576      67,881,060     7,902,619     (2,045,427)    246,823             34,168
         --             --              --              --            --           (229,574)     (4,250)          (166,214)
         --             --              --             308,637        --             --            --               --
         --             --              --              --            --           (106,118)       (718)           (46,824)

     39,940,770      7,686,595      10,561,094     (17,225,456)    6,001,537     (5,933,973)    193,016         (4,877,964)
         --             --              --              --            --             (6,325)        (12)            (6,506)
         --             --              --              --            --             --            --               --
         --             --              --              --            --              4,755         (19)            (8,381)
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------

     64,372,473      8,615,171      17,638,670      50,964,241    13,904,156     (8,316,662)    434,840         (5,071,721)
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------

    $64,572,145    $10,411,450     $18,088,921    $ 49,944,626   $14,402,479    $(8,330,376)   $362,400        $(5,151,251)
    ===========    ===========     ===========    ============   ===========    ===========    ========        ===========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Period Ended December 31, 1997 (Unaudited)
              (Continued)

                                                        INCOME FUNDS
                                                        --------------------------------------------------------------------
                                                                                                                   Munder
                                                                      Munder         Munder          Munder U.S.   Michigan
                                                        Munder        Intermediate   International   Government    Triple
                                                        Bond          Bond           Bond            Income        Tax-Free
                                                        Fund          Fund           Fund            Fund          Bond Fund
                                                        ------        ------------   -------------   ----------    ---------
INVESTMENT INCOME:
Interest (Net of foreign withholding
   taxes of $11,978 for the Munder
   International Bond Fund) .........................   $ 6,367,716   $18,079,697    $ 1,193,137     $ 9,467,556   $1,314,690
                                                        -----------   -----------    -----------     -----------   ----------
      Total investment income .......................     6,367,716    18,079,697      1,193,137       9,467,556    1,314,690
                                                        -----------   -----------    -----------     -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares ....................................         1,184         8,792            205           2,380          658
  Class B Shares ....................................         2,637         2,334            107           6,733        1,798
  Class C Shares ....................................           295           973              2              97          467
Shareholder servicing fees:
  Class K Shares ....................................        48,077       433,022            128         261,486       59,202
Investment advisory fee .............................       467,968     1,340,683        129,241         678,583      122,537
Administration fee ..................................       100,995       289,341         27,892         146,449       26,445
Transfer agent fee ..................................        18,247        52,180          5,094          26,537        4,887
Custodian fees ......................................        25,788        71,091         23,553          35,722       13,176
Legal and Audit fees ................................         8,214        23,389          2,321          11,500        2,245
Trustees'/Directors' fees and expenses ..............         2,773         7,920            762           4,008          724
Amortization of organization costs ..................        --            --              3,290           1,163        2,318
Registration and filing fees ........................        29,275        26,111         15,189          18,436          859
Other ...............................................        11,165        12,574         12,365          41,134       15,479
                                                        -----------   -----------    -----------     -----------   ----------
      Total Expenses ................................       716,618     2,268,410        220,149       1,234,228      250,795
Fees waived and/or expenses reimbursed
  by investmen advisor ..............................        --            --             --              --            --
                                                        -----------   -----------    -----------     -----------   ----------
      Net Expenses ..................................       716,618     2,268,410        220,149       1,234,228      250,795
                                                        -----------   -----------    -----------     -----------   ----------
NET INVESTMENT INCOME ...............................     5,651,098    15,811,287        972,988       8,233,328    1,063,895
                                                        -----------   -----------    -----------     -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions .............................     1,867,429       820,593        383,630       1,166,104      290,684
  Forward foreign exchange contracts ................        --            --           (411,643)         --            --
  Foreign currency transactions .....................        --            --            (76,977)         --            --
Net change in unrealized appreciation/
 (depreciation) of:
  Securities ........................................     3,708,776     6,449,754     (1,622,392)      5,524,343    1,774,893
  Foreign currency and net other assets .............        --            --            (33,823)         --            --
Net realized and unrealized gain/(loss) on
  investments .......................................     5,576,205     7,270,347     (1,761,205)      6,690,447    2,065,577
                                                        -----------   -----------    -----------     -----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM   OPERATIONS .......................   $11,227,303   $23,081,634    $  (788,217)    $14,923,775   $3,129,472
                                                        ===========   ===========    ===========     ===========   ==========




                     See Notes to Financial Statements.





                                                     MONEY MARKET FUNDS
    ------------------------------------------------ --------------------------------------------------------------
    Munder          Munder           Munder          Munder          Munder           Munder          Munder
    Tax-Free        Tax-Free         Short Term      Cash            Money            Tax-Free        U.S. Treasury
    Bond            Intermediate     Treasury        Investment      Market           Money Market    Money Market
    Fund            Bond Fund        Fund            Fund            Fund             Fund            Fund
    --------        ------------     ----------      ----------      ------           ------------    -------------

    $ 6,048,586     $ 8,328,838      $1,642,197      $29,241,499     $3,556,095       $5,379,526      $4,881,785
    -----------     -----------      ----------      -----------     ----------       ----------      ----------
      6,048,586       8,328,838       1,642,197       29,241,499      3,556,095        5,379,526       4,881,785
    -----------     -----------      ----------      -----------     ----------       ----------      ----------

          4,301           8,834           --             126,939         11,819           40,870           4,514
          1,409           1,561             557           --              2,632            --              --
            193          --                  42           --              7,087            --              --

        247,921         366,789              34          471,098          --             172,629          32,849
        515,067         771,366          70,892        1,796,945        250,047          511,924         311,438
        111,160         166,473          30,599          554,013         67,455          157,831          96,019
         20,048          29,952           5,571           70,155         11,741           25,414          17,121
         31,017          45,455           9,609          115,407         22,850           40,020          38,239
          8,952          13,558           1,910           43,213          4,949           12,813           8,045
          3,039           4,551             838           15,157          1,833            4,325           2,586
          2,738          --               4,190           --             18,148            --              --
         15,901          17,430          33,955           23,444          9,572           20,039          11,422
         13,122             260             561               59         13,487            4,027           4,524
    -----------     -----------      ----------      -----------     ----------       ----------      ----------
        974,868       1,426,229         158,758        3,216,430        421,620          989,892         526,757

         --              --             (13,880)          --              --               --              --
    -----------     -----------      ----------      -----------     ----------       ----------      ----------
        974,868       1,426,229         144,878        3,216,430        421,620          989,892         526,757
    -----------     -----------      ----------      -----------     ----------       ----------      ----------
      5,073,718       6,902,609       1,497,319       26,025,069      3,134,475        4,389,634       4,355,028
    -----------     -----------      ----------      -----------     ----------       ----------      ----------

      3,434,649       1,046,039          79,372           --              --                (150)            350
         --              --               --              --              --               --              --
         --              --               --              --              --               --              --

      4,623,916       3,001,179         145,317           --              --               --              --
         --              --               --              --              --               --              --
    -----------     -----------      ----------      -----------     ----------       ----------      ----------
      8,058,565       4,047,218         224,689           --              --                (150)            350
    -----------     -----------      ----------      -----------     ----------       ----------      ----------

    $13,132,283     $10,949,827      $1,722,008      $26,025,069     $3,134,475       $4,389,484      $4,355,378
    ===========     ===========      ==========      ===========     ==========       ==========      ==========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1997 (Unaudited)

                              EQUITY FUNDS

                              ----------------------------------------------------------------------------------------------
                              Munder                       Munder                      Munder          Munder        Munder
                              Accelerating   Munder        Growth &      Munder        International   Micro-Cap     Mid-Cap
                              Growth         Balanced      Income        Index 500     Equity          Equity        Growth
                              Fund           Fund          Fund          Fund          Fund            Fund          Fund
                              ------------   --------      --------      ---------     -------------   ---------     -------

Net investment
  income/(loss)  ..........   $    313,344   $1,046,457    $ 2,396,454   $ 4,436,503   $    622,347    $   (83,456)  $    (62,329)
Net realized gain/(loss)
  on investments sold,
  forward foreign exchange
  contracts, futures
  contracts and foreign
  currency transactions
  during the period  ......     42,490,155    5,283,129     33,484,865    28,773,409     11,576,180      1,193,560     (1,602,073)
Net change in unrealized
  appreciation/
  (depreciation) of
  investments, forward
  foreign exchange
  contracts, futures
  contracts, foreign
  currency and net other
  assets during the period     (25,265,235)     387,076     (1,873,936)   25,527,996    (32,086,446)       206,472      1,080,185
                              ------------   ----------    -----------   -----------   ------------    -----------   ------------
Net increase/(decrease) in
  net assets resulting
  from operations  ........     17,538,264    6,716,662     34,007,383    58,737,908    (19,887,919)     1,316,576       (584,217)
Dividends to shareholders
  from net investment
  income:
    Class A Shares  .......         (3,682)      (4,648)       (43,979)     (862,406)       (29,856)         --            --
    Class B Shares  .......         --           (2,349)        (4,653)     (356,200)        (3,227)         --            --
    Class C Shares  .......         --             (675)        (2,444)       --             (6,407)         --            --
    Class K Shares  .......        (57,870)    (271,062)    (2,076,265)     (688,818)      (513,541)         --            --
    Class Y Shares  .......       (142,903)    (752,335)      (311,917)   (2,476,859)      (514,644)         --            --
Distributions to
  shareholders in excess
  of net investment
  income:
    Class A Shares  .......         --            --            --            --             --              --            --
    Class B Shares  .......         --            --            --            --             --              --            --
    Class C Shares  .......         --            --            --            --             --              --            --
    Class K Shares  .......         --            --            --            --             --              --            --
    Class Y Shares  .......         --            --            --            --             --              --            (2,148)





                     See Notes to Financial Statements.






    ------------------------------------------------------------------------------------------------------------------------
                   Munder                         Munder                        Munder                         Munder
    Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
    Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
    Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
    Fund           Fund            Fund           Fund           Fund           Fund           Fund            Fund
    ------------   -----------     ---------      -------        ------         -----------    -----------     -------------

    $   199,672    $ 1,796,279     $   450,251    $ (1,019,615)  $   498,323    $   (13,714)   $(72,440)       $   (79,530)

     24,431,703        928,576       7,077,576      68,189,697     7,902,619     (2,381,119)    241,855           (178,870)

     39,940,770      7,686,595      10,561,094     (17,225,456)    6,001,537     (5,935,543)    192,985         (4,892,851)
    -----------    -----------     -----------    ------------   -----------    -----------    --------        -----------

     64,572,145     10,411,450      18,088,921      49,944,626    14,402,479     (8,330,376)    362,400         (5,151,251)

        (12,066)       (43,178)         (5,131)         --            (6,538)        (1,252)       --               (2,066)
         --           (103,395)         --              --              (743)           (61)       --               --
         --            (14,343)         --              --              (382)            (4)       --               --
       (162,310)       (39,898)       (174,722)         --           (29,753)       (60,001)       --               (2,557)
       (367,939)    (1,432,308)       (189,849)         --          (483,903)       (38,680)       --             (109,695)

         --             --              --              --            --             --            --               --
         --             --              --              --            --             --            --               --
         --             --              --              --            --             --            --               --
         --             --              --              --            --             --            --               --
         --             --              --              --            --             --            --               --
















                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1997 (Unaudited)
              (Continued)

                           EQUITY FUNDS
                           --------------------------------------------------------------------------------------------------
                           Munder                         Munder                        Munder         Munder         Munder
                           Accelerating     Munder        Growth &       Munder         International  Micro-Cap      Mid-Cap
                           Growth           Balanced      Income         Index 500      Equity         Equity         Growth
                           Fund             Fund          Fund           Fund           Fund           Fund           Fund
                           ------------     --------      --------       ---------      -------------  ---------      -------

Distributions to
  shareholders from net
  realized gains:
    Class A Shares ...       (1,509,306)       (34,028)       (709,636)   (10,783,436)      (421,143)     (200,426)        (2,102)

    Class B Shares ...         (102,109)       (27,885)       (130,526)    (7,428,003)       (73,900)     (284,505)       (11,434)

    Class C Shares ...          (53,814)        (7,200)        (71,978)        --           (146,699)     (166,726)        (2,070)

    Class K Shares ...      (23,723,055)    (2,572,553)    (33,747,171)   (10,764,825)    (7,243,743)      (55,740)       (29,408)

    Class Y Shares ...      (28,991,871)    (4,287,718)     (4,561,542)   (24,608,492)    (6,435,614)     (388,128)      (922,005)

Net increase/(decrease)
  in net assets from Fund
   share transactions:
    Class A Shares ...        2,895,246        106,266       2,359,217     45,796,293      1,196,216     5,349,352         29,099
    Class B Shares ...          261,296        180,891         274,670     26,092,130         64,612     7,915,837        399,990
    Class C Shares ...          (54,471)        14,912         720,471         --             87,465     4,393,510        (24,431)
    Class K Shares ...       (1,189,629)    25,156,531     (11,123,451)    60,882,560    (23,799,149)    1,690,201         18,988
    Class Y Shares ...      (29,357,553)   (21,140,417)        729,452    (70,473,621)    (4,665,942)    8,148,001     15,949,446
                           ------------   ------------    ------------   ------------   ------------   -----------    -----------
Net increase/
  (decrease) in net
  assets .............      (64,491,457)     3,074,392     (14,692,369)    63,066,231    (62,393,491)   27,717,952     14,819,708
NET ASSETS:
Beginning of period ..      248,820,004     77,556,200     247,158,129    550,385,884    253,544,366     3,215,170     24,851,650
                           ------------   ------------    ------------   ------------   ------------   -----------    -----------
End of period ........     $184,328,547   $ 80,630,592    $232,465,760   $613,452,115   $191,150,875   $30,933,122    $39,671,358
                           ============   ============    ============   ============   ============   ===========    ===========

Undistributed net
  investment income/
  (loss) .............     $    108,889   $     30,063    $     88,529   $    132,155   $    120,601   $   (83,456)   $   (64,477)
                           ============   ============    ============   ============   ============   ===========    ===========












                     See Notes to Financial Statements.





    ------------------------------------------------------------------------------------------------------------------------
                   Munder                         Munder                        Munder                         Munder
    Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
    Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
    Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
    Fund           Fund            Fund           Fund           Fund           Fund           Fund            Fund
    ------------   -----------     ---------      -------        ------         -----------    -----------     -------------

        (911,264)      (20,080)         (98,857)    (2,406,705)      (155,490)      (14,951)        --              (3,881)
      (4,381,716)      (57,106)         (46,471)    (1,802,078)      (102,547)       (9,632)        --                (645)
        (510,812)       (9,143)         (31,704)      (739,949)       (52,647)         (635)        --                (236)
     (12,258,369)      (17,626)      (3,173,416)   (29,901,527)      (709,652)     (716,289)        --              (4,804)
     (13,781,279)     (626,049)      (2,414,775)   (37,145,834)    (8,345,671)     (352,563)        --            (153,573)



       2,212,387       766,483        1,069,240     17,268,635        800,993       445,347      1,693,933         194,744
       2,391,342     1,550,251          834,102      6,206,860        456,907       335,733      2,929,055          76,474
       1,083,194       606,406          628,434      2,584,343        205,421        14,591      2,135,954          22,222
       3,409,212       370,430       13,712,486     15,473,320      3,342,881    31,140,354         --             914,184
     107,170,044    21,407,082       40,125,639     81,406,557     31,144,228    12,873,955      2,890,773      25,567,253
    ------------   -----------     ------------   ------------   ------------   -----------    -----------     -----------

     148,452,569    32,748,976       68,323,897    100,888,248     40,465,583    35,285,536     10,012,115      21,346,169

     524,168,154    56,256,039       70,773,441    325,189,217     90,992,763     9,933,678      4,096,059      26,212,818
    ------------   -----------     ------------   ------------   ------------   -----------    -----------     -----------
    $672,620,723   $89,005,015     $139,097,338   $426,077,465   $131,458,346   $45,219,214    $14,108,174     $47,558,987
    ============   ===========     ============   ============   ============   ===========    ===========     ===========

    $     68,337   $   163,157     $     97,948   $ (1,019,615)  $     17,732   $  (113,089)   $   (72,440)    $  (186,027)
    ============   ===========     ============   ============   ============   ===========    ===========     ===========











                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1997 (Unaudited)
              (Continued)

                                               INCOME FUNDS
                                               ----------------------------------------------------------------------
                                                                                                            Munder
                                                               Munder         Munder         Munder U.S.    Michigan
                                               Munder          Intermediate   International  Government     Triple
                                               Bond            Bond           Bond           Income         Tax-Free
                                               Fund            Fund           Fund           Fund           Bond Fund
                                               ------          ------------   -------------  ----------     ---------

Net investment income ......................   $  5,651,098    $ 15,811,287   $   972,988    $  8,233,328   $ 1,063,895
Net realized gain/(loss) on investments
  and foreign currency sold during
  the period ...............................      1,867,429         820,593      (104,990)      1,166,104       290,684
Net change in unrealized
  appreciation/(depreciation) of
  investments and foreign currency during
  the period ...............................      3,708,776       6,449,754    (1,656,215)      5,524,343     1,774,893
                                               ------------    ------------   -----------    ------------   -----------
Net increase/(decrease) in net assets
  resulting from operations ................     11,227,303      23,081,634      (788,217)     14,923,775     3,129,472
Dividends to shareholders from net
  investment income:
  Class A Shares ...........................        (27,282)       (197,288)       (2,820)        (55,332)      (11,320)
  Class B Shares ...........................        (12,718)        (11,733)         (375)        (33,516)       (6,706)
  Class C Shares ...........................         (1,502)         (5,602)       --                (503)       (1,706)
  Class K Shares ...........................     (1,090,124)    (10,079,111)       (1,574)     (6,140,034)   (1,058,657)
  Class Y Shares ...........................     (4,431,819)     (5,586,060)     (911,650)     (1,806,289)      (15,452)
Distributions to shareholders
 from net realized gains:
  Class A Shares ...........................         --              --              (260)        (16,343)         (923)
  Class B Shares ...........................         --              --               (37)         (5,781)         (661)
  Class C Shares ...........................         --              --            --                (106)         (164)
  Class K Shares ...........................         --              --              (147)     (1,012,624)      (87,429)
  Class Y Shares ...........................         --              --           (82,339)       (290,979)       (1,099)
Distributions in excess of net
 realized capital gains:
  Class A Shares ...........................         --              --            --              (2,191)       --
  Class B Shares ...........................         --              --            --                (775)       --
  Class C Shares ...........................         --              --            --                 (14)       --
  Class K Shares ...........................         --              --            --            (135,784)       --
  Class Y Shares ...........................         --              --            --             (39,018)       --
Net increase/(decrease) in net assets
 from Fund share transactions:
  Class A Shares ...........................        123,128       1,041,603        (9,680)      2,223,683       (29,576)
  Class B Shares ...........................       (122,338)        107,610         1,399        (413,476)       52,617
  Class C Shares ...........................        117,467         790,911        --              23,354        --
  Class K Shares ...........................      4,955,122      23,412,265       (14,011)     12,788,160     5,108,574
  Class Y Shares ...........................     95,460,903      41,264,909    (1,853,294)      5,473,297       (49,949)
                                               ------------    ------------   -----------    ------------   -----------
Net increase/(decrease) in net assets ......    106,198,140      73,819,138    (3,663,005)     25,479,504     7,027,021
NET ASSETS:
Beginning of period ........................    149,914,649     493,563,525    51,970,144     252,409,526    44,905,426
                                               ------------    ------------   -----------    ------------   -----------
End of period ..............................   $256,112,789    $567,382,663   $48,307,139    $277,889,030   $51,932,447
                                               ============    ============   ===========    ============   ===========
Undistributed net investment income ........   $     87,653    $    (48,922)  $   156,921    $    225,209   $   (20,382)
                                               ============    ============   ===========    ============   ===========





                     See Notes to Financial Statements.





                                                     MONEY MARKET FUNDS
    ------------------------------------------------ ------------------------------------------------------------------
    Munder          Munder           Munder          Munder              Munder           Munder          Munder
    Tax-Free        Tax-Free         Short Term      Cash                Money            Tax-Free        U.S. Treasury
    Bond            Intermediate     Treasury        Investment          Market           Money Market    Money Market
    Fund            Bond Fund        Fund            Fund                Fund             Fund            Fund
    --------        ------------     --------        ----------          ------           ------------    -------------

    $  5,073,718    $  6,902,609     $ 1,497,319     $   26,025,069      $  3,134,475    $   4,389,634   $    4,355,028

       3,434,649       1,046,039          79,372            --                 --                 (150)             350

       4,623,916       3,001,179         145,317            --                 --               --              --
    ------------    ------------     -----------     --------------      ------------    -------------   --------------

      13,132,283      10,949,827       1,722,008         26,025,069         3,134,475        4,389,484        4,355,378

         (88,070)       (161,172)         --             (2,347,811)          (79,064)        (488,422)         (84,575)
          (6,278)         (6,065)         (2,471)           --                 (7,974)          --              --
            (855)         --                (150)           --                (27,810)          --              --
      (4,972,602)     (6,636,616)         --            (15,855,584)           --           (3,434,235)      (1,048,053)
        (103,059)       (183,450)     (1,506,761)        (7,821,674)       (3,019,627)        (466,977)      (3,222,400)

         (62,615)        (62,353)         --                --                 --               --              --
          (5,007)         (3,013)            (44)           --                 --               --              --
            (599)         --                  (4)           --                 --               --              --
      (2,947,365)     (2,377,413)         --                --                 --               --              --
         (59,887)        (61,867)        (16,152)           --                 --               --              --

          --              --              --                --                 --               --              --
          --              --              --                --                 --               --              --
          --              --              --                --                 --               --              --
          --              --              --                --                 --               --              --
          --              --              --                --                 --               --              --

       1,657,414       1,444,990          --             (7,634,934)        7,764,808      102,798,058        6,249,948
          89,415         112,758         134,199            --                (83,597)          --              --
          40,146          --              14,429            --               (755,050)          --              --
       2,171,104       6,219,521        (826,679)        89,763,223            --          (35,730,058)       4,304,229
         (42,686)         41,016      10,916,369         71,827,000       (24,739,919)       1,874,611     (181,591,585)
    ------------    ------------     -----------     --------------      ------------    -------------   --------------
       8,801,339       9,276,163      10,434,744        153,955,289       (17,813,758)      68,942,408     (171,037,058)

     196,918,519     297,637,899      50,514,587        975,476,982       130,482,172      254,937,494      280,745,704
    ------------    ------------     -----------     --------------      ------------    -------------   --------------
    $205,719,858    $306,914,062     $60,949,331     $1,129,432,271      $112,668,414     $323,879,955    $ 109,708,646
    ============    ============     ===========     ==============      ============     ============    =============
    $    (42,669)   $    (51,484)    $     1,660     $     --            $     --         $     --        $     --
    ============    ============     ===========     ==============      ============     ============    =============





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997

                                 EQUITY FUNDS
                                 ----------------------------------------------------------------------------------------------
                                 Munder                        Munder                       Munder         Munder       Munder
                                 Accelerating    Munder        Growth &      Munder         International  Micro-Cap    Mid-Cap
                                 Growth          Balanced      Income        Index 500      Equity         Equity       Growth
                                 Fund            Fund          Fund          Fund           Fund           Fund(a)      Fund
                                 ------------    --------      --------      ---------      -------------  ---------    -------

Net investment income/(loss) ..  $   (444,787)   $ 1,731,687   $ 5,067,420   $  6,941,562   $ 2,471,250    $ (4,883)    $ (92,185)
Net realized gain/(loss) on
  investments sold, forward
  foreign exchange
  contracts, futures contracts
  and foreign currency
  transactions during the
  period ......................    25,529,024      4,253,299    27,808,188     29,167,456     6,149,347     (59,387)     (224,362)

Net change in unrealized
  appreciation/(depreciation
  of investments, forward
  foreign exchange contracts,
  futures contracts, foreign
  currency and net other
  assets during the period ....   (15,381,711)     3,076,915    22,254,173     77,919,597    31,230,328     518,166       372,632
                                 ------------    -----------   -----------   ------------   -----------    --------     ---------
Net increase in net assets
  resulting from operations ...     9,702,526      9,061,901    55,129,781    114,028,615    39,850,925     453,896        56,085
Dividends to shareholders
  fro net investment income:
    Class A Shares ............        --             (8,318)      (52,808)      (954,317)      (78,899)       --           --
    Class B Shares ............        --             (2,044)       (6,488)      (554,409)       (4,180)       --           --
    Class C Shares ............        --               (697)       (4,089)        --            (9,762)       --           --
    Class K Shares ............        --           (101,038)   (4,357,460)      (624,025)   (1,698,687)       --           --
    Class Y Shares ............        --         (1,551,696)     (605,671)    (4,739,789)   (1,711,723)       --           --
Distributions to shareholders
  in excess of net investment
  income:
    Class A Shares ............        --             --            --             --            --            --           --
    Class B Shares ............        --             --            --             --            --            --           --
    Class C Shares ............        --             --            --             --            --            --           --
    Class K Shares ............        --             --            --             --            --            --           --
    Class Y Shares ............        --             --            --             --            --            --           --

----------------
(a) The Munder Micro-Cap Equity Fund and Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced operations on December 31, 1996.





                      See Notes to Financial Statements





    ------------------------------------------------------------------------------------------------------------------------
                   Munder                         Munder                        Munder                         Munder
    Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
    Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
    Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
    Fund           Fund            Fund(a)        Fund           Fund           Fund(b)        Fund(b)         Fund(b)
    ------------   -----------     ---------      -------        ------         -----------    -----------     -------------

    $    802,123   $ 1,386,760     $  254,012     $(1,286,136)   $   497,561    $   26,325     $ (9,612)       $   89,292

      31,693,197       524,593        502,604      46,948,801      5,806,480       207,419      (66,987)           15,908

      75,394,082     7,273,750      6,782,315       6,246,976     10,966,351     1,015,562      302,239         2,697,402
    ------------   -----------     ----------     -----------    -----------    ----------     --------        ----------

     107,889,402     9,185,103      7,538,931      51,909,641     17,270,392     1,249,306      225,640         2,802,602

          --           (26,568)        (3,816)         --             (6,002)       (1,011)        --               --
          --           (89,023)          (712)         --             --              (240)        --               --
          --            (6,949)          (478)         --             --                (9)        --               --
        (154,709)      (15,055)      (165,622)         --            (24,802)       (6,926)        --               --
        (342,031)   (1,309,637)       (65,985)         --           (494,602)      (11,088)        --               --

          --              (267)         --             --             --             --            --               --
          --            (1,176)         --             --             --             --            --               --
          --               (78)         --             --             --             --            --               --
          --              (148)         --             --             --             --            --               --
          --           (13,330)         --             --             --             --            --               --







                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
              (Continued)

                          EQUITY FUNDS
                          --------------------------------------------------------------------------------------------------
                          Munder                         Munder                        Munder          Munder        Munder
                          Accelerating   Munder          Growth &       Munder         International   Micro-Cap     Mid-Cap
                          Growth         Balanced        Income         Index 500      Equity          Equity        Growth
                          Fund           Fund            Fund           Fund           Fund            Fund(a)       Fund
                          ------------   --------        --------       ---------      -------------   ---------     -------
Distributions to
 shareholders from
 net realized gains:
    Class A Shares ...        (522,917)      (20,784)        (134,569)      (588,465)      (546,957)       --             (24,793)

    Class B Shares ...         (31,285)       (5,581)         (18,909)      (427,819)      (107,481)       --              (6,562)

    Class C Shares ...         (20,795)       (1,603)          (5,330)        --           (185,029)       --             (10,643)

    Class K Shares ...      (9,185,520)     (239,099)     (12,866,517)      (449,588)   (12,841,026)       --             (59,979)

    Class Y Shares ...     (16,254,335)   (3,044,683)      (1,632,776)    (3,239,164)   (10,403,715)       --          (2,549,785)

Distributions to
  shareholders from
  capital:
    Class A Shares ...          --            --               --             --             --            --              --
    Class B Shares ...          --            --               --             --             --            --              --
    Class C Shares ...          --            --               --             --             --            --              --
    Class K Shares ...          --            --               --             --             --            --              --
    Class Y Shares ...          --            --               --             --             --            --              --
Net increase/(decrease)
  in net assets from Fund
  share transactions:
    Class A Shares ...         103,837       (15,751)       2,249,127     52,558,091      1,586,450       162,834        (123,545)

    Class B Shares ...         247,942       113,805          350,066     36,795,987        128,920       393,839          56,661
    Class C Shares ...         178,689        68,515          609,503         --            537,498       104,830          67,620
    Class K Shares ...     (16,295,182)    4,613,702      (11,139,950)    34,015,120     13,005,712       163,478         731,577
    Class Y Shares ...     (24,267,204)    8,881,206        5,304,744     96,194,166     13,224,781     1,936,293       4,537,791
                          ------------   -----------     ------------   ------------   ------------    ----------    ------------
Net increase/
  (decrease) in net
  assets .............     (56,344,244)   17,747,835       32,818,654    322,014,403     40,746,827     3,215,170       2,674,427
NET ASSETS:
Beginning of period ..     305,164,248    59,808,365      214,339,475    228,371,481    212,797,539        --          22,177,223
                          ------------   -----------     ------------   ------------   ------------    ----------    ------------
End of period ........    $248,820,004   $77,556,200     $247,158,129   $550,385,884   $253,544,366    $3,215,170    $ 24,851,650
                          ============   ===========     ============   ============   ============    ==========    ============

Undistributed net
  investment income ..    $     --       $    14,675     $    131,333   $     79,935   $    565,929   $    --        $    --
                          ============   ===========     ============   ============   ============    ==========    ============

----------------
(a) The Munder Micro-Cap Equity Fund and Small-Cap Value Fund commenced operations on December 26, 1996.

(b) The Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund commenced operations on December 31, 1996.





                     See Notes to Financial Statements.





    --------------------------------------------------------------------------------------------------------------------------
                    Munder                         Munder                         Munder                         Munder
    Munder          Real Estate     Munder         Small                          Framlington    Munder          Framlington
    Multi-Season    Equity          Small-Cap      Company         Munder         Emerging       Framlington     International
    Growth          Investment      Value          Growth          Value          Markets        Healthcare      Growth
    Fund            Fund            Fund(a)        Fund            Fund           Fund(b)        Fund(b)         Fund(b)
    ------------    -----------     ---------      -------         ------         -----------    -----------     -------------

        (546,542)       --               --            (851,894)       (76,699)        --             --              --
      (3,444,755)       --               --            (148,603)       (12,823)        --             --              --
        (336,270)       --               --             (76,100)       (40,972)        --             --              --
      (8,634,692)       --               --         (16,790,412)      (105,852)        --             --              --
      (6,586,379)       --               --         (16,925,786)    (4,083,005)        --             --              --

          --             (1,392)         --              --             --             --             --              --
          --             (6,126)         --              --             --             --             --              --
          --               (408)         --              --             --             --             --              --
          --               (772)         --              --             --             --             --              --
          --            (69,426)         --              --             --             --             --              --

       4,430,458      1,049,132       1,040,188       5,574,247        908,590       463,104        642,857          978,276
       3,919,132      2,331,806         341,448       4,212,334        754,012       126,009      1,020,404          118,950
       2,174,706        507,369         181,247       1,705,453         91,401        20,318        162,935           58,068
      57,472,777      1,405,136      45,442,173      33,713,592      6,095,828     4,031,349        105,000        1,000,059
      15,585,646     22,213,807      16,466,067      37,806,434     33,396,573     4,062,866      1,939,223       21,254,863
    ------------    -----------     -----------    ------------    -----------    ----------     ----------      -----------

     171,426,743     35,151,998      70,773,441     100,128,906     53,669,039     9,933,678      4,096,059       26,212,818

     352,741,411     21,104,041          --         225,060,311     37,323,724         --             --              --
    ------------    -----------     -----------    ------------    -----------    ----------     ----------      -----------
    $524,168,154    $56,256,039     $70,773,441    $325,189,217    $90,992,763    $9,933,678     $4,096,059      $26,212,818
    ============    ===========     ===========    ============    ===========    ==========     ==========      ===========

    $    410,980        --          $    17,399          --        $    40,728    $      623     $    --         $     7,821
    ============    ===========     ===========    ============    ===========    ==========     ==========      ===========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1997
              (Continued)

                                               INCOME FUNDS
                                               ---------------------------------------------------------------------------
                                                                                                                 Munder
                                                                Munder          Munder          Munder U.S.      Michigan
                                               Munder           Intermediate    International   Government       Triple
                                               Bond             Bond            Bond            Income           Tax-Free
                                               Fund             Fund            Fund            Fund             Bond Fund
                                               ------           ------------    -------------   -----------      ---------
Net investment income ......................   $  9,817,973     $ 30,588,226    $ 1,106,189     $ 15,419,474     $ 1,682,905
Net realized gain/(loss) on investments
   sold during the period ..................     (1,273,300)      (2,962,876)      (725,777)          92,451          23,364
Net change in unrealized
  appreciation/(depreciation) of
   investments during the period ...........      1,614,599        4,183,462       (499,521)       1,487,143       1,067,899
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) in net assets
  resulting from operations ................     10,159,272       31,808,812       (119,109)      16,999,068       2,774,168
Dividends to shareholders from net
  investment income:
   Class A Shares ..........................        (54,483)        (329,669)          (111)         (31,453)        (21,787)
   Class B Shares ..........................        (29,919)         (13,634)        --              (75,633)        (10,562)
   Class C Shares ..........................         (3,606)          (5,423)        --                 (485)         (2,210)
   Class K Shares ..........................     (2,194,881)     (20,149,211)        --          (11,212,087)     (1,624,310)
   Class Y Shares ..........................     (7,136,218)     (10,089,041)      (237,229)      (3,165,621)        (22,751)
Distributions to shareholders from net
  realized gains:
   Class A Shares ..........................         --               --             --                 (160)            (54)
   Class B Shares ..........................         --               --             --                 (722)            (32)
   Class C Shares ..........................         --               --             --                   (3)            (10)
   Class K Shares ..........................         --               --             --              (72,543)         (4,034)
   Class Y Shares ..........................         --               --             --              (19,022)            (55)
Distributions in excess of net realized
  capital gains:
   Class A Shares ..........................         --               --             --                  (30)         --
   Class B Shares ..........................         --               --             --                  (81)         --
   Class C Shares ..........................         --               --             --                   (1)         --
   Class K Shares ..........................         --               --             --              (11,014)         --
   Class Y Shares ..........................         --               --             --               (2,999)         --
Net increase/(decrease) in net assets
  from Fund share transactions:
   Class A Shares ..........................        (79,168)         744,889        168,043          960,997          73,547
   Class B Shares ..........................        260,017          360,152         20,740        1,099,256          52,035
   Class C Shares ..........................         (6,847)          (2,000)        --                9,738          89,022
   Class K Shares ..........................      2,646,572      (45,876,064)        99,343       33,672,565      12,789,812
   Class Y Shares ..........................       (117,790)     (21,825,653)    52,038,467        7,860,468         435,535
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) in net assets ......      3,442,949      (65,376,842)    51,970,144       46,010,238      14,528,314
NET ASSETS:
Beginning of period ........................    146,471,700      558,940,367         --          206,399,288      30,377,112
                                               ------------     ------------    -----------     ------------     -----------
End of period ..............................   $149,914,649     $493,563,525    $51,970,144     $252,409,526     $44,905,426
                                               ============     ============    ===========     ============     ===========
Undistributed net investment income ........   $     --         $     19,585    $   100,354     $     27,555     $     9,564
                                               ============     ============    ===========     ============     ===========

----------------
(a) The Munder International Bond Fund commenced operations on October 2,
    1996.

(b) The Munder Short Term Treasury Fund commenced operations on January 29,
    1997.






                     See Notes to Financial Statements.





                                                      MONEY MARKET FUNDS
     ------------------------------------------------ --------------------------------------------------------------
     Munder           Munder          Munder          Munder           Munder          Munder          Munder
     Tax-Free         Tax-Free        Short Term      Cash             Money           Tax-Free        U.S. Treasury
     Bond             Intermediate    Treasury        Investment       Market          Money Market    Money Market
     Fund             Bond Fund       Fund            Fund             Fund            Fund            Fund
     --------         ------------    ----------      ----------       ------          ------------    -------------

     $  9,107,338     $ 12,573,026    $ 1,090,404     $ 47,793,512     $  7,265,513    $  7,227,770    $ 15,008,675

        1,883,192        1,919,657        (33,546)             260              (10)         17,604          19,327

        2,794,934        1,306,532         47,721           --               --              --              --
     ------------     ------------    -----------     ------------     ------------    ------------    ------------

       13,785,464       15,799,215      1,104,579       47,793,772        7,265,503       7,245,374      15,028,002

          (90,026)        (234,435)        --           (3,996,094)         (15,771)       (184,129)       (126,065)
           (2,157)          (6,230)          (534)          --               (6,198)         --              --
           --               --             --               --              (14,812)         --              --
       (8,895,270)     (12,106,823)       (18,093)     (28,603,926)          --          (6,145,280)     (1,992,551)
         (108,734)        (232,532)    (1,061,825)     (15,193,492)      (7,228,732)       (898,361)    (12,890,059)

          (11,640)         (13,709)        --               --               --              --              --
             (361)            (447)        --               --               --              --              --
           --               --             --               --               --              --              --
       (1,496,506)        (798,558)        --               --               --              --              --
          (15,776)         (14,053)        --               --               --              --              --

           --               --             --               --               --              --              --
           --               --             --               --               --              --              --
           --               --             --               --               --              --              --
           --               --             --               --               --              --              --
           --               --             --               --               --              --              --

        1,312,356        1,165,835         --          (20,429,813)       3,631,506      (5,381,208)      3,698,908
          235,233          221,595         33,542           --              326,972          --              --
           --               --             --               --            1,755,190          --              --
       (9,483,602)     (52,431,479)     1,419,541       52,334,583           --          34,181,594     (20,258,836)
        1,969,365        2,175,949     49,037,377      (38,398,886)     (98,775,028)     (2,647,522)    (76,339,867)
     ------------     ------------    -----------     ------------     ------------    ------------    ------------
       (2,801,654)     (46,475,672)    50,514,587       (6,493,856)     (93,061,370)     26,170,468     (92,880,468)

      199,720,173      344,113,571         --          981,970,838      223,543,542     228,767,026     373,626,172
     ------------     ------------    -----------     ------------     ------------    ------------    ------------
     $196,918,519     $297,637,899    $50,514,587     $975,476,982     $130,482,172    $254,937,494    $280,745,704
     ============     ============    ===========     ============     ============    ============    ============
     $     54,477     $     33,210    $    13,723     $     --         $     --        $     --        $     --
     ============     ============    ===========     ============     ============    ============    ============





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)

                     EQUITY FUNDS
                     --------------------------------------------------------------------------------------------------------
                     Munder                           Munder                           Munder          Munder         Munder
                     Accelerating     Munder          Growth &        Munder           International   Micro-Cap      Mid-Cap
                     Growth           Balanced        Income          Index 500        Equity          Equity         Growth
                     Fund             Fund            Fund            Fund             Fund            Fund           Fund
                     ------------     --------        --------        ---------        -------------   ---------      -------
Amount
Class A Shares:
Sold ..............  $ 188,805,769    $    107,350    $ 13,594,820    $  62,146,991    $ 12,096,309    $ 6,294,904    $    71,459

Issued as
  reinvestment
  of dividends ....      1,387,381          36,925         509,461        3,805,626         176,415        137,190          1,922
                     -------------    ------------    ------------    -------------    ------------    -----------    -----------
Redeemed ..........   (187,297,904)        (38,009)    (11,745,064)     (20,156,324)    (11,076,508)    (1,082,742)       (44,282)

Net increase ......  $   2,895,246    $    106,266    $  2,359,217    $  45,796,293    $  1,196,216    $ 5,349,352    $    29,099
                     =============    ============    ============    =============    ============    ===========    ===========

Class B Shares:
Sold ..............  $   6,777,153    $    216,647    $    294,344    $  26,428,807    $    199,930    $ 8,064,835    $   469,752

Issued as
  reinvestment
  of dividends ....         47,704           3,272          49,479        2,646,791          19,405        127,415            574
Redeemed ..........     (6,563,561)        (39,028)        (69,153)      (2,983,468)       (154,723)      (276,413)       (70,336)
                     -------------    ------------    ------------    -------------    ------------    -----------    -----------
Net increase ......  $     261,296    $    180,891    $    274,670    $  26,092,130    $     64,612    $ 7,915,837    $   399,990
                     =============    ============    ============    =============    ============    ===========    ===========

Class C Shares:
Sold ..............  $      68,674    $     12,677    $  3,862,539             --      $ 25,966,153    $ 5,881,554    $    35,341

Issued as
  reinvestment
  of dividends ....          6,791           2,235          10,265             --             1,133         76,181            497
Redeemed ..........       (129,936)           --        (3,152,333)            --       (25,879,821)    (1,564,225)       (60,269)
                     -------------    ------------    ------------    -------------    ------------    -----------    -----------
Net increase/
  (decrease) ......  $     (54,471)   $     14,912    $    720,471             --      $     87,465    $ 4,393,510    $   (24,431)
                     =============    ============    ============    =============    ============    ===========    ===========
Class K Shares:
Sold ..............  $ 220,983,609    $ 29,837,514    $  9,601,514    $  75,605,313    $  8,789,340    $ 1,885,479    $   373,173

Issued as
  reinvestment
  of dividends ....         28,288            --               645           24,118           4,657          1,933           --
Redeemed ..........   (222,201,526)     (4,680,983)    (20,725,610)     (14,746,871)    (32,593,146)      (197,211)      (354,185)
                     -------------    ------------    ------------    -------------    ------------    -----------    -----------
Net increase/
  (decrease) ......  $  (1,189,629)   $ 25,156,531    $(11,123,451)   $  60,882,560    $(23,799,149)   $ 1,690,201    $    18,988
                     =============    ============    ============    =============    ============    ===========    ===========

Class Y Shares:
Sold ..............  $  93,041,689    $ 11,647,186    $  8,308,451    $  54,960,564    $ 21,735,923    $ 8,295,537    $17,708,586

Issued as
  reinvestment
  of dividends ....        293,948          18,244          76,842          654,693         201,715        246,160        152,033
Redeemed ..........   (122,693,190)    (32,805,847)     (7,655,841)    (126,088,878)    (26,603,580)      (393,696)    (1,911,173)
                     -------------    ------------    ------------    -------------    ------------    -----------    -----------
Net increase/
  (decrease) ......  $ (29,357,553)   $(21,140,417)   $    729,452    $ (70,473,621)   $ (4,665,942)   $ 8,148,001    $15,949,446
                     =============    ============    ============    =============    ============    ===========    ===========





                     See Notes to Financial Statements.





    -----------------------------------------------------------------------------------------------------------------------
                    Munder                       Munder                         Munder                        Munder
    Munder          Real Estate    Munder        Small                          Framlington    Munder         Framlington
    Multi-Season    Equity         Small-Cap     Company          Munder        Emerging       Framlington    International
    Growth          Investment     Value         Growth           Value         Markets        Healthcare     Growth
    Fund            Fund           Fund          Fund             Fund          Fund           Fund           Fund
    ------------    -----------    ---------     -------          ------        -----------    -----------    -------------
    $  6,034,878    $   919,563    $ 1,112,919   $459,610,032     $ 4,866,561   $   529,578    $1,799,331     $   194,905

         660,094         43,828         78,109       1,478,013        133,984        14,296         --              5,750
      (4,482,585)      (196,908)      (121,788)   (443,819,410)    (4,199,552)      (98,527)     (105,398)         (5,911)
    ------------    -----------    -----------   ------------     -----------   -----------    ----------     -----------
    $  2,212,387    $   766,483    $ 1,069,240   $  17,268,635    $   800,993   $   445,347    $1,693,933     $   194,744
    ============    ===========    ===========   =============    ===========   ===========    ==========     ===========

    $  5,599,231    $ 1,621,061    $   812,576   $   6,712,061    $   874,804   $   418,327    $3,020,444     $    77,055

       1,685,220         42,149         21,558         384,920         19,472         3,531         --                185
      (4,893,109)      (112,959)           (32)       (890,121)      (437,369)      (86,125)      (91,389)           (766)
    ------------    -----------    -----------   ------------     -----------   -----------    ----------     -----------
    $  2,391,342    $ 1,550,251    $  834,102    $   6,206,860    $   456,907   $   335,733    $2,929,055     $    76,474
    ============    ===========    ===========   =============    ===========   ===========    ==========     ===========

    $  1,665,294    $   627,877    $   635,662   $  14,991,347    $   575,664   $    19,152    $2,231,823     $ 3,106,666

          27,188          7,061         17,070         217,426         17,693           498         --                 20
        (609,288)       (28,532)       (24,298)    (12,624,430)      (387,936)       (5,059)      (95,869)     (3,084,464)
    ------------    -----------    -----------   ------------     -----------   -----------    ----------     -----------
    $  1,083,194    $   606,406    $   628,434   $   2,584,343    $   205,421   $    14,591    $2,135,954     $    22,222
    ============    ===========    ===========   =============    ===========   ===========    ==========     ===========

    $ 23,927,903    $   383,224    $19,288,000   $225,759,587     $ 4,253,717   $35,899,947        --         $ 1,228,670

          89,259         --                620         391,585            352            13         --             --
     (20,607,950)       (12,794)    (5,576,134)   (210,677,852)      (911,188)   (4,759,606)        --           (314,486)
    ------------    -----------    -----------   ------------     -----------   -----------    ----------     -----------
    $  3,409,212    $   370,430    $13,712,486   $  15,473,320    $ 3,342,881   $31,140,354        --         $   914,184
    ============    ===========    ===========   =============    ===========   ===========    ==========     ===========

    $149,034,367    $24,685,846    $40,081,604   $ 111,097,065    $32,867,662   $13,518,379    $2,909,403     $26,403,205

       1,713,616        257,099        886,141       5,250,332      1,378,420       103,722         --             92,171
     (43,577,939)    (3,535,863)      (842,106)    (34,940,840)    (3,101,854)     (748,146)      (18,630)       (928,123)
    ------------    -----------    -----------   ------------     -----------   -----------    ----------     -----------
    $107,170,044    $21,407,082    $40,125,639   $  81,406,557    $31,144,228   $12,873,955    $2,890,773     $25,567,253
    ============    ===========    ===========   =============    ===========   ===========    ==========     ===========






                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)
              (Continued)

                          EQUITY FUNDS
                          ---------------------------------------------------------------------------------------------------
                          Munder                         Munder                        Munder         Munder          Munder
                          Accelerating   Munder          Growth &       Munder         International  Micro-Cap       Mid-Cap
                          Growth         Balanced        Income         Index 500      Equity         Equity          Growth
                          Fund           Fund            Fund           Fund           Fund           Fund            Fund
                          ------------   --------        --------       ---------      -------------  ---------       -------
Shares
Class A Shares:
Sold .................     12,134,098         8,557         811,629      2,863,219        833,699     359,798             6,728
Issued as reinvestment
  of dividends .......        125,555         2,933          34,555        182,714         13,570       8,580               187
Redeemed .............    (11,906,743)       (2,939)       (683,766)      (906,656)      (754,648)    (63,074)           (3,810)
                          -----------    ----------      ----------     ----------     ----------     -------         ---------
Net increase .........        352,910         8,551         162,418      2,139,277         92,621     305,304             3,105
                          ===========    ==========      ==========     ==========     ==========     =======         =========
Class B Shares:
Sold .................        473,560        16,190          19,176      1,214,820         13,654     463,289            41,363
Issued as reinvestment
  of dividends .......          4,496           261           3,402        127,069          1,512       8,014                57
Redeemed .............       (443,332)       (2,759)         (4,519)      (136,058)       (10,695)    (16,236)           (6,186)
                          -----------    ----------      ----------     ----------     ----------     -------         ---------
Net increase .........         34,724        13,692          18,059      1,205,831          4,471     455,067            35,234
                          ===========    ==========      ==========     ==========     ==========     =======         =========
Class C Shares:
Sold .................          5,385           968         255,792          --         1,728,148     335,155             3,163
Issued as reinvestment
  of dividends .......            631           178             703          --                88       4,788                49
Redeemed .............         (8,634)        --           (201,380)         --        (1,713,277)    (92,027)           (5,059)
                          -----------    ----------      ----------     ----------     ----------     -------         ---------
Net increase/
  (decrease) .........         (2,618)        1,146          55,115          --            14,959     247,916            (1,847)
                          ===========    ==========      ==========     ==========     ==========     =======         =========
Class K Shares:
Sold .................     14,824,962     2,172,790         575,536      3,446,501        637,795     111,790            32,299
Issued as reinvestment
  of dividends .......          2,558         --                 44          1,159            358         121             --
Redeemed .............    (14,846,842)     (346,716)     (1,244,451)      (683,268)    (2,200,371)    (11,167)          (32,342)
                          -----------    ----------      ----------     ----------     ----------     -------         ---------
Net increase/
  (decrease) .........        (19,322)    1,826,074        (668,871)     2,764,392     (1,562,218)    100,744               (43)
                          ===========    ==========      ==========     ==========     ==========     =======         =========
Class Y Shares:
Sold .................      4,944,808       886,672         522,598      2,541,697      1,517,466     508,131         1,521,412
Issued as reinvestment
  of dividends .......         26,175         1,448           5,318         31,416         15,433      15,366            14,689
Redeemed .............     (6,154,107)   (2,382,697)       (454,868)    (5,659,696)    (1,746,850)    (22,490)         (164,554)
                          -----------    ----------      ----------     ----------     ----------     -------         ---------
Net increase/
  (decrease) .........     (1,183,124)   (1,494,577)         73,048     (3,086,583)      (213,951)    501,007         1,371,547
                          ===========    ==========      ==========     ==========     ==========     =======         =========





                     See Notes to Financial Statements.





   ------------------------------------------------------------------------------------------------------------------------
                  Munder                         Munder                        Munder                         Munder
   Munder         Real Estate     Munder         Small                         Framlington    Munder          Framlington
   Multi-Season   Equity          Small-Cap      Company        Munder         Emerging       Framlington     International
   Growth         Investment      Value          Growth         Value          Markets        Healthcare      Growth
   Fund           Fund            Fund           Fund           Fund           Fund           Fund            Fund
   ------------   -----------     ---------      -------        ------         -----------    -----------     -------------
      311,711        59,965          79,417       19,563,506      235,451         46,813      159,074            17,870

       35,894         2,815           6,198           85,589        9,993          1,345         --                 576
     (230,931)      (12,471)         (8,510)     (18,570,609)    (191,454)        (8,800)     (11,398)             (589)
   ----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
      116,674        50,309          77,105        1,078,486       53,990         39,358      147,676            17,857
   ==========     =========       =========      ===========    =========      =========      =======         =========

      305,800       104,392          59,040          312,973       56,927         31,602      258,064             6,825

       94,569         2,698           1,630           21,081        1,425            333         --                  19
     (262,251)       (7,094)             (2)         (43,340)     (28,083)        (7,394)      (7,901)              (69)
   ----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
      138,118        99,996          60,668          290,714       30,269         24,541      250,163             6,775
   ==========     =========       =========      ===========    =========      =========      =======         =========

       90,420        39,916          45,451          638,640       37,792          1,611      193,641           297,369

        1,524           451           1,284           11,715        1,231             47         --                   2
      (32,640)       (1,778)         (1,818)        (525,366)     (25,630)          (454)      (8,349)         (296,204)
   ----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
       59,304        38,589          44,917          124,989       13,393          1,204      185,292             1,167
   ==========     =========       =========      ===========    =========      =========      =======         =========

    1,251,575        25,266       1,387,469        9,628,532      289,061      2,755,999         --             118,345

        4,859         --                 47           20,358           25              1         --               --
   (1,079,708)         (828)       (352,115)      (8,867,072)     (60,581)      (430,627)        --             (30,314)
   ----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
      176,726        24,438       1,035,401          781,818      228,505      2,325,373         --              88,031
   ==========     =========       =========      ===========    =========      =========      =======         =========

    7,675,267     1,598,031       2,979,212        4,735,756    2,167,560      1,019,473      258,605         2,337,487

       92,328        16,446          64,839          264,990       93,915          9,748         --               9,237
   (2,247,811)     (232,705)        (56,687)      (1,412,647)    (202,435)       (65,458)      (1,619)          (88,100)
   ----------     ---------       ---------      -----------    ---------      ---------      -------         ---------
    5,519,784     1,381,772       2,987,364        3,588,099    2,059,040        963,763      256,986         2,258,624
   ==========     =========       =========      ===========    =========      =========      =======         =========


                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)
              (Continued)

                                               INCOME FUNDS
                                               ---------------------------------------------------------------------------
                                                                                                                 Munder
                                                                Munder          Munder          Munder U.S.      Michigan
                                               Munder           Intermediate    International   Government       Triple
                                               Bond             Bond            Bond            Income           Tax-Free
                                               Fund             Fund            Fund            Fund             Bond Fund
                                               ------           ------------    -------------   ----------       ---------
Amount
Class A Shares:
Sold .......................................   $    322,565     $ 33,549,135    $    16,600     $  2,963,798     $   178,327
Issued as reinvestment of dividends ........         19,005          151,806          3,082           41,292           8,055
Redeemed ...................................       (218,442)     (32,659,338)       (29,362)        (781,407)       (215,958)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $    123,128     $  1,041,603    $    (9,680)    $  2,223,683     $   (29,576)
                                               ============     ============    ===========     ============     ===========
Class B Shares:
Sold .......................................   $    458,343     $    272,469    $     1,293     $  1,220,494     $    49,103
Issued as reinvestment of dividends ........          1,044            3,665            106              254           5,491
Redeemed ...................................       (581,725)        (168,524)        --           (1,634,224)         (1,977)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $   (122,338)    $    107,610    $     1,399     $   (413,476)    $    52,617
                                               ============     ============    ===========     ============     ===========
Class C Shares:
Sold .......................................   $    117,306     $  2,200,104         --         $     41,374          --
Issued as reinvestment of dividends ........            161            4,191         --                  494          --
Redeemed ...................................         --           (1,413,384)        --              (18,514)         --
                                               ------------     ------------    -----------     ------------     -----------
Net increase ...............................   $    117,467     $    790,911         --         $     23,354          --
                                               ============     ============    ===========     ============     ===========
Class K Shares:
Sold .......................................   $  7,993,703     $ 47,403,228    $     8,989     $ 25,549,505     $ 7,029,211
Issued as reinvestment of dividends ........         --               13,508         --                1,441          --
Redeemed ...................................     (3,038,581)     (24,004,471)       (23,000)     (12,762,786)     (1,920,637)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $  4,955,122     $ 23,412,265    $   (14,011)    $ 12,788,160     $ 5,108,574
                                               ============     ============    ===========     ============     ===========
Class Y Shares:
Sold .......................................   $114,288,228     $ 60,770,353    $ 2,174,234     $  6,864,577     $    44,581
Issued as reinvestment of dividends ........         31,413           39,871        376,060           19,867           4,213
Redeemed ...................................    (18,858,738)     (19,545,315)    (4,403,588)      (1,411,147)        (98,743)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $ 95,460,903     $ 41,264,909    $(1,853,294)    $  5,473,297     $   (49,949)
                                               ============     ============    ===========     ============     ===========

----------------
(a) The Munder Tax-Free Bond Fund Class C shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class C shares commenced operations on July 2, 1997.





                     See Notes to Financial Statements.





     -----------------------------------------------
     Munder             Munder            Munder
     Tax-Free           Tax-Free          Short Term
     Bond               Intermediate      Treasury
     Fund(a)            Bond Fund         Fund(b)
     -------            ------------      ----------

     $  2,805,410       $  3,419,192            --
           27,696            100,402            --
       (1,175,692)        (2,074,604)           --
     ------------       ------------      ------------
     $  1,657,414       $  1,444,990            --
     ============       ============      ============

     $     90,399       $    112,593      $    214,679
               14                165                21
             (998)            --               (80,501)
     ------------       ------------      ------------
     $     89,415       $    112,758      $    134,199
     ============       ============      ============

     $     40,146             --          $     27,037
           --                 --                     7
           --                 --               (12,615)
     ------------       ------------      ------------
     $     40,146             --          $     14,429
     ============       ============      ============

     $ 12,880,832       $ 22,226,915      $    600,000
              821              6,681            --
      (10,710,549)       (16,014,075)       (1,426,679)
     ------------       ------------      ------------
     $  2,171,104       $  6,219,521      $   (826,679)
     ============       ============      ============

     $    330,168       $    752,353      $ 24,833,909
            1,610                671         1,231,988
         (374,464)          (712,008)      (15,149,528)
     ------------       ------------      ------------
     $    (42,686)      $     41,016      $ 10,916,369
     ============       ============      ============





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)

                                                   INCOME FUNDS
                                                   --------------------------------------------------------------------
                                                                                                              Munder
                                                                 Munder         Munder          Munder U.S.   Michigan
                                                   Munder        Intermediate   International   Government    Triple
                                                   Bond          Bond           Bond            Income        Tax-Free
                                                   Fund          Fund           Fund            Fund          Bond Fund
                                                   ------        ------------   -------------   -----------   ---------
Shares
Class A Shares:
Sold ............................................      33,106     3,543,288        1,723           288,255      18,260
Issued as reinvestment of dividends .............       1,947        16,109          321             4,017         814
Redeemed ........................................     (22,455)   (3,453,662)      (3,048)          (76,379)    (22,014)
                                                   ----------    ----------     --------        ----------    --------
Net increase/(decrease) .........................      12,598       105,735       (1,004)          215,893      (2,940)
                                                   ==========    ==========     ========        ==========    ========
Class B Shares:
Sold ............................................      46,564        28,886          134           119,221       5,015
Issued as reinvestment of dividends .............         107           390           11                25         554
Redeemed ........................................     (58,858)      (17,905)        --            (159,240)       (201)
                                                   ----------    ----------     --------        ----------    --------
Net increase/(decrease) .........................     (12,187)       11,371          145           (39,994)      5,368
                                                   ==========    ==========     ========        ==========    ========
Class C Shares:
Sold ............................................      11,896       233,366         --               4,030        --
Issued as reinvestment of dividends .............          16           443         --                  48        --
Redeemed ........................................       --         (150,036)        --              (1,798)       --
                                                   ----------    ----------     --------        ----------    --------
Net increase ....................................      11,912        83,773         --               2,280        --
                                                   ==========    ==========     ========        ==========    ========
Class K Shares:
Sold ............................................     818,466     5,026,214          922         2,485,946     713,521
Issued as reinvestment of dividends .............       --            1,435         --                 140        --
Redeemed ........................................    (311,706)   (2,545,870)      (2,336)       (1,240,584)   (195,306)
                                                   ----------    ----------     --------        ----------    --------
Net increase/(decrease) .........................     506,760     2,481,779       (1,414)        1,245,502     518,215
                                                   ==========    ==========     ========        ==========    ========
Class Y Shares
Sold ............................................  11,641,064     6,440,120      222,838           668,232       4,485
Issued as reinvestment of dividends .............       3,214         4,234       39,079             1,934         427
Redeemed ........................................  (1,924,935)   (2,073,696)    (445,954)         (137,344)     (9,927)
                                                   ----------    ----------     --------        ----------    --------
Net increase/(decrease) .........................   9,719,343     4,370,658     (184,037)          532,822      (5,015)
                                                   ==========    ==========     ========        ==========    ========

----------------
(a) The Munder Tax-Free Bond Fund Class C shares commenced operations on July 7, 1997.

(b) The Munder Short Term Treasury Fund Class C shares commenced operations on July 2, 1997.





                     See Notes to Financial Statements.







     -----------------------------------------------
     Munder             Munder            Munder
     Tax-Free           Tax-Free          Short Term
     Bond               Intermediate      Treasury
     Fund(a)            Bond Fund         Fund(b)
     --------           ------------      ----------

       261,106             325,254             --
         2,577               9,576             --
      (108,800)           (197,043)            --
     ---------           ---------        ----------
       154,883             137,787             --
     =========           =========        ==========

         8,444              10,714            21,330
             1                  14                 2
           (93)              --               (8,010)
     ---------           ---------        ----------
         8,352              10,728            13,322
     =========           =========        ==========

         3,782               --                2,697
         --                  --                    1
         --                  --               (1,254)
     ---------           ---------        ----------
         3,782               --                1,444
     =========           =========        ==========

     1,196,536           2,110,386            59,821
            76                 637             --
      (996,774)         (1,521,842)         (142,525)
     ---------           ---------        ----------
       199,838             589,181           (82,704)
     =========           =========        ==========

        30,527              71,408         2,474,144
           150                  65           122,912
       (34,739)            (67,582)       (1,508,588)
     ---------           ---------        ----------
        (4,062)              3,891         1,088,468
     =========           =========        ==========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1997 (Unaudited)
               (Continued)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                              MONEY MARKET FUNDS
                                              -------------------------------------------------------------------
                                              Munder            Munder            Munder            Munder
                                              Cash              Money             Tax-Free          U.S. Treasury
                                              Investment        Market            Money Market      Money Market
                                              Fund              Fund              Fund              Fund
                                              ----------        ------            ------------      -------------
Class A Shares:
Sold ......................................   $ 509,835,826     $ 307,030,025     $ 120,487,946     $  15,909,377
Issued as reinvestment of dividends .......       2,314,398            74,229           487,302            75,509
Redeemed ..................................    (519,785,158)     (299,339,446)      (18,177,190)       (9,734,938)
                                              -------------     -------------     -------------     -------------
Net increase/(decrease) ...................   $  (7,634,934)    $   7,764,808     $ 102,798,058     $   6,249,948
                                              =============     =============     =============     =============
Class B Shares:
Sold ......................................                     $   7,498,084
Issued as reinvestment of dividends .......                             7,122
Redeemed ..................................                        (7,588,803)
                                                                -------------
Net decrease ..............................                     $     (83,597)
                                                                =============
Class C Shares:
Sold ......................................                     $  43,291,475
Issued as reinvestment of dividends .......                            26,603
Redeemed ..................................                       (44,073,128)
                                                                -------------
Net decrease ..............................                     $    (755,050)
                                                                =============
Class K Shares:
Sold ......................................   $ 865,877,139                       $ 214,331,812     $  71,182,529
Issued as reinvestment of dividends .......          74,997                               3,424                 2
Redeemed ..................................    (776,188,913)                       (250,065,294)      (66,878,302)
                                              -------------                       -------------     -------------
Net increase/(decrease) ...................   $  89,763,223                       $ (35,730,058)    $   4,304,229
                                              =============                       =============     =============
Class Y Shares:
Sold ......................................   $ 349,207,306     $ 196,871,169     $  59,457,828     $  67,761,009
Issued as reinvestment of dividends .......          24,701         2,756,773               932                 8
Redeemed ..................................    (277,405,007)     (224,367,861)      (57,584,149)     (249,352,602)
                                              -------------     -------------     -------------     -------------
Net increase/(decrease) ...................   $  71,827,000     $ (24,739,919)    $   1,874,611     $(181,591,585)
                                              =============     =============     =============     =============





                     See Notes to Financial Statements.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997

                    EQUITY FUNDS
                    --------------------------------------------------------------------------------------------------------
                    Munder                            Munder                         Munder          Munder          Munder
                    Accelerating     Munder           Growth &        Munder         International   Micro-Cap       Mid-Cap
                    Growth           Balanced         Income          Index 500      Equity          Equity          Growth
                    Fund             Fund             Fund            Fund           Fund            Fund(a)         Fund
                    ------------     ------           --------        ------         -------------   ---------       -------
Amount
Class A Shares:
Sold .............  $ 101,714,828    $    102,364     $  3,240,200    $ 70,936,027   $  7,573,689    $  176,161      $    94,969
Issued as
  reinvestment
  of dividends ...        433,223          24,900          103,491         508,677        179,150         --               4,730
Redeemed .........   (102,044,214)       (143,015)      (1,094,564)    (18,886,613)    (6,166,389)      (13,327)        (223,244)
                    -------------    ------------     ------------    ------------   ------------    ----------      -----------
Net increase/
  (decrease) .....  $     103,837    $    (15,751)    $  2,249,127    $ 52,558,091   $  1,586,450    $  162,834      $  (123,545)
                    =============    ============     ============    ============   ============    ==========      ===========
Class B Shares:
Sold .............  $   3,390,164    $    115,688     $    419,009    $ 39,980,269   $    380,267    $  393,839      $    57,198
Issued as
  reinvestment
  of dividends ...         16,206           2,384           12,899         213,891         21,349         --               4,952
Redeemed .........     (3,158,428)         (4,267)         (81,842)     (3,398,173)      (272,696)        --              (5,489)
                    -------------    ------------     ------------    ------------   ------------    ----------      -----------
Net increase .....  $     247,942    $    113,805     $    350,066    $ 36,795,987   $    128,920    $  393,839      $    56,661
                    =============    ============     ============    ============   ============    ==========      ===========
Class C Shares:
Sold .............  $   1,851,264    $     68,415     $  3,204,162        --         $  2,511,095    $  104,830      $    85,141
Issued as
  reinvestment
  of dividends ...             52             122            2,457         --                  35        --                  896
Redeemed .........     (1,672,627)            (22)      (2,597,116)        --          (1,973,632)       --              (18,417)
                    -------------    ------------     ------------    ------------   ------------    ----------      -----------
Net increase .....  $     178,689    $     68,515     $    609,503         --        $    537,498    $  104,830      $    67,620
                    =============    ============     ============    ============   ============    ==========      ===========
Class K Shares:
Sold .............  $ 214,830,413    $  6,581,712     $  39,725,691   $ 38,905,085   $ 40,942,377    $  209,128      $   859,841
Issued as
  reinvestment
  of dividends ...          6,756          --                  496           2,006         11,878         --              --
Redeemed .........   (231,132,351)     (1,968,010)     (50,866,137)     (4,891,971)   (27,948,543)      (45,650)        (128,264)
                    -------------    ------------     ------------    ------------   ------------    ----------      -----------
Net increase/
  (decrease) .....  $ (16,295,182)   $  4,613,702     $(11,139,950)   $ 34,015,120   $ 13,005,712    $  163,478      $   731,577
                    =============    ============     ============    ============   ============    ==========      ===========
Class Y Shares:
Sold .............  $  34,636,181    $ 27,428,925     $ 11,770,423    $144,007,404   $ 34,855,719    $1,979,362      $ 7,321,781
Issued as
  reinvestment
  of dividends ...        398,011           2,289           14,438         136,376        845,365         --             299,113
Redeemed .........    (59,301,396)    (18,550,008)      (6,480,117)    (47,949,614)   (22,476,303)      (43,069)      (3,083,103)
                    -------------    ------------     ------------    ------------   ------------    ----------      -----------
 Net increase/
  (decrease) .....  $ (24,267,204)   $  8,881,206     $  5,304,744    $ 96,194,166   $ 13,224,781    $1,936,293      $ 4,537,791
                    =============    ============     ============    ============   ============    ==========      ===========

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996
    and December 26, 1996, respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 10, 1997, February 11, 1997, January 13, 1997, December 31, 1996 and
    December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996, respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December 31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.





                     See Notes to Financial Statements.






    --------------------------------------------------------------------------------------------------------------------------
                    Munder                         Munder                          Munder                        Munder
    Munder          Real Estate     Munder         Small                           Framlington    Munder         Framlington
    Multi-Season    Equity          Small-Cap      Company          Munder         Emerging       Framlington    International
    Growth          Investment      Value          Growth           Value          Markets        Healthcare     Growth
    Fund            Fund(b)         Fund(c)        Fund             Fund           Fund(d)        Fund(e)        Fund(f)
    ------------    -----------     ---------      -------          ------         -----------    -----------    -------------

    $  7,599,306    $ 1,175,987     $ 1,099,006    $  80,987,644    $ 1,753,575    $  469,149     $  668,481     $ 1,003,276

         294,024         17,340           3,512          600,615          6,328           955          --             --
       3,462,872)      (144,195)        (62,330)     (76,014,012)      (851,313)       (7,000)       (25,624)        (25,000)
    ------------    -----------     -----------    -------------    -----------    ----------     ----------     -----------
    $  4,430,458    $ 1,049,132     $ 1,040,188    $   5,574,247    $   908,590    $  463,104     $  642,857     $   978,276
    ============    ===========     ===========    =============    ===========    ==========     ==========     ===========

    $ 11,008,276    $ 2,467,417     $   337,176    $   5,020,913    $   801,674    $  135,920     $1,020,479     $   220,489

       1,223,154         15,845           4,280           17,864          3,810           179          --             --
      (8,312,298)      (151,456)             (8)        (826,443)       (51,472)      (10,090)           (75)       (101,539)
    ------------    -----------     -----------    -------------    -----------    ----------     ----------     -----------
    $  3,919,132    $ 2,331,806     $   341,448    $   4,212,334    $   754,012    $  126,009     $1,020,404     $   118,950
    ============    ===========     ===========    =============    ===========    ==========     ==========     ===========

    $ 11,554,085    $   535,009     $   180,840    $  23,728,049    $   136,163    $   21,795     $  162,935     $    58,068

          13,790          1,967             407            5,764          2,223             4          --             --
      (9,393,169)       (29,607)         --          (22,028,360)       (46,985)       (1,481)         --             --
    ------------    -----------     -----------    -------------    -----------    ----------     ----------     -----------
    $  2,174,706    $   507,369     $   181,247    $   1,705,453    $    91,401    $   20,318     $  162,935     $    58,068
    ============    ===========     ===========    =============    ===========    ==========     ==========     ===========

    $ 86,220,708    $ 1,415,046     $46,367,097    $ 177,871,885    $ 6,662,501    $4,031,349     $  105,000     $ 1,108,648

          77,782        --              --                17,337            351        --             --             --
     (28,825,713)        (9,910)       (924,924)    (144,175,630)      (567,024)       --             --            (108,589)
    ------------    -----------     -----------    -------------    -----------    ----------     ----------     -----------
    $ 57,472,777    $ 1,405,136     $45,442,173    $  33,713,592    $ 6,095,828    $4,031,349     $  105,000     $ 1,000,059
    ============    ===========     ===========    =============    ===========    ==========     ==========     ===========

    $ 51,479,805    $23,238,587     $16,984,508    $  57,984,178    $34,487,168    $4,285,017     $1,941,112     $21,627,250

         886,972        100,318          22,034          822,966        331,479         1,133          --             --
     (36,781,131)    (1,125,098)       (540,475)     (21,000,710)    (1,422,074)     (223,284)        (1,889)       (372,387)
    ------------    -----------     -----------    -------------    -----------   -----------     ----------     -----------
    $ 15,585,646    $22,213,807     $16,466,067    $  37,806,434    $33,396,573    $4,062,866     $1,939,223     $21,254,863
    ============    ===========     ===========    =============    ===========    ==========     ==========     ===========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
              (Continued)

                         EQUITY FUNDS
                         ------------------------------------------------------------------------------------------------
                         Munder                        Munder                       Munder          Munder        Munder
                         Accelerating    Munder        Growth &       Munder        International   Micro-Cap     Mid-Cap
                         Growth          Balanced      Income         Index 500     Equity          Equity        Growth
                         Fund            Fund          Fund           Fund          Fund            Fund(a)       Fund
                         ------------    --------      --------       ---------     -------------   ---------     -------
Shares
Class A Shares:
Sold .................     7,376,349          8,188       234,161      3,909,821       501,239       15,641          8,528
Issued as reinvestment
  of dividends .......        33,248          2,066         7,787         28,123        13,029         --              450
Redeemed .............    (7,376,019)       (11,276)      (79,802)    (1,037,817)     (403,802)      (1,245)       (20,417)
                         -----------     ----------    ----------     ----------    ----------      -------       --------
Net increase/
  (decrease) .........        33,578         (1,022)      162,146      2,900,127       110,466       14,396        (11,439)
                         ===========     ==========    ==========     ==========    ==========      =======       ========
Class B Shares:
Sold .................       253,156          9,389        29,848      2,204,357        26,727       34,575          5,698
Issued as reinvestment
  of dividends .......         1,273            198           980         11,719         1,578         --              475
Redeemed .............      (235,452)          (331)       (6,076)      (184,249)      (18,613)        --             (542)
                         -----------     ----------    ----------     ----------    ----------      -------       --------
Net increase .........        18,977          9,256        24,752      2,031,827         9,692       34,575          5,631
                         ===========     ==========    ==========     ==========    ==========      =======       ========
Class C Shares:
Sold .................       133,496          5,410       234,022          --          165,385        8,689          7,869
Issued as reinvestment
  of dividends .......             4              9           161          --                2         --               86
Redeemed .............      (121,579)            (2)     (185,999)         --         (126,816)        --           (1,815)
                         -----------     ----------    ----------     ----------    ----------      -------       --------
Net increase .........        11,921          5,417        48,184          --           38,571        8,689          6,140
                         ===========     ==========    ==========     ==========    ==========      =======       ========
Class K Shares:
Sold .................    15,187,815        525,081     2,900,852      2,143,298     2,865,640       20,097         81,024
Issued as reinvestment
  of dividends .......           518          --               35            110           869         --             --
Redeemed .............   (16,346,825)      (158,306)   (3,708,480)      (274,797)   (1,945,295)      (4,579)       (12,315)
                         -----------     ----------    ----------     ----------    ----------      -------       --------
Net increase/
  (decrease) .........    (1,158,492)       366,775      (807,593)     1,868,611       921,214       15,518         68,709
                         ===========     ==========    ==========     ==========    ==========      =======       ========
Class Y Shares:
Sold .................     2,517,095      2,239,730       847,658      7,982,383     2,420,567      181,860        645,678
Issued as reinvestment
  of dividends .......        30,267            184         1,088          7,662        61,722         --           28,379
Redeemed .............    (4,259,374)    (1,501,310)     (468,153)    (2,653,658)   (1,561,205)      (4,194)      (294,692)
                         -----------     ----------    ----------     ----------    ----------      -------       --------
Net increase/
  (decrease) .........    (1,712,012)       738,604       380,593      5,336,387       921,084      177,666        379,365
                         ===========     ==========    ==========     ==========    ==========      =======       ========

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997, December 31, 1996
    and December 26, 1996, respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 10, 1997, February 11, 1997, January 13, 1997, December 31, 1996
    and December 26, 1996, respectively.

(d) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997, January 10, 1997 and December 31, 1996, respectively.

(e) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997, April 1, 1997 and December 31, 1996, respectively.

(f) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997, January 10, 1997 and December 31, 1996, respectively.

                     See Notes to Financial Statements.






    ----------------------------------------------------------------------------------------------------------------
                  Munder                      Munder                       Munder                      Munder
    Munder        Real Estate   Munder        Small                        Framlington   Munder        Framlington
    Multi-Season  Equity        Small-Cap     Company        Munder        Emerging      Framlington   International
    Growth        Investment    Value         Growth         Value         Markets       Healthcare    Growth
    Fund          Fund(b)       Fund(c)       Fund           Fund          Fund(d)       Fund(e)       Fund(f)
    ------------  -----------   ---------     -------        ------        -----------   -----------   -------------
       483,816       84,585       102,051      4,073,044       141,937      41,734        63,699          99,737

        19,537        1,277           298         32,016           515          74          --             --
      (220,758)     (10,673)       (5,688)    (3,795,299)      (65,495)       (631)       (2,682)         (2,540)
    ----------    ---------     ---------     ----------     ---------     -------       -------       ---------
       282,595       75,189        96,661        309,761        76,957      41,177        61,017          97,197
    ==========    =========     =========     ==========     =========     =======       =======       =========

       714,134      177,899        30,619        266,694        62,109      11,246        97,919          20,407

        83,151        1,184           408            974           328          14          --             --
      (536,526)     (11,359)           (1)       (43,006)       (4,251)       (916)           (7)         (9,066)
    ----------    ---------     ---------     ----------     ---------     -------       -------       ---------
       260,759      167,724        31,026        224,662        58,186      10,344        97,912          11,341
    ==========    =========     =========     ==========     =========     =======       =======       =========

       745,285       38,801        16,329      1,198,463        11,143       1,953        15,144           5,476

           937          145            35            310           192        --            --             --
      (603,919)      (2,165)        --        (1,095,914)       (3,665)       (128)         --             --
    ----------    ---------     ---------     ----------     ---------     -------       -------       ---------
       142,303       36,781        16,364        102,859         7,670       1,825        15,144           5,476
    ==========    =========     =========     ==========     =========     =======       =======       =========

     5,480,651      103,574     4,300,140      9,094,522       525,427     342,112        10,907         106,183

         5,174        --            --               924            30        --            --             --
    (1,802,231)        (731)      (83,364)    (7,327,720)      (45,251)       --            --           (10,248)
    ----------    ---------     ---------     ----------     ---------     -------       -------       ---------
     3,683,594      102,843     4,216,776      1,767,726       480,206     342,112        10,907          95,935
    ==========    =========     =========     ==========     =========     =======       =======       =========

     3,198,676    1,714,854     1,565,794      2,938,830     2,741,436     393,313       191,665       2,135,815

        58,502        7,437         1,870         43,474        28,172          88          --             --
    (2,276,376)     (80,307)      (50,309)    (1,054,932)     (111,678)    (19,946)         (191)        (36,195)
    ----------    ---------     ---------     ----------     ---------     -------       -------       ---------
       980,802    1,641,984     1,517,355      1,927,372     2,657,930     373,455       191,474       2,099,620
    ==========    =========     =========     ==========     =========     =======       =======       =========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
              (Continued)

                                               INCOME FUNDS
                                               ------------------------------------------------------------------------------
                                                                                                                 Munder
                                                                Munder          Munder          Munder U.S.      Michigan
                                               Munder           Intermediate    International   Government       Triple
                                               Bond             Bond            Bond            Income           Tax-Free
                                               Fund             Fund            Fund(a)         Fund(b)          Bond Fund(c)
                                               ------           ------------    -------------   ----------       ------------
Amount
Class A Shares:
Sold .......................................   $    722,605     $  3,845,090    $   172,931     $  1,484,727     $   253,986
Issued as reinvestment of dividends ........         32,466          247,408            112           20,649          13,052
Redeemed ...................................       (834,239)      (3,347,609)        (5,000)        (544,379)       (193,491)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $    (79,168)    $    744,889    $   168,043     $    960,997     $    73,547
                                               ============     ============    ===========     ============     ===========
Class B Shares:
Sold .......................................   $    505,619     $    356,872    $    20,740     $  1,934,087     $    70,290
Issued as reinvestment of dividends ........          5,598            5,729         --                7,163           6,877
Redeemed ...................................       (251,200)          (2,449)        --             (841,994)        (25,132)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $    260,017     $    360,152    $    20,740     $  1,099,256     $    52,035
                                               ============     ============    ===========     ============     ===========
Class C Shares:
Sold .......................................   $    650,966     $  2,475,363         --         $     16,574     $    89,041
Issued as reinvestment of dividends ........            437            3,113         --                   20          --
Redeemed ...................................       (658,250)      (2,480,476)        --               (6,856)            (19)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $     (6,847)    $     (2,000)        --         $      9,738     $    89,022
                                               ============     ============    ===========     ============     ===========
Class K Shares:
Sold .......................................   $ 13,725,771     $ 41,376,179    $   115,302     $ 61,223,031     $20,579,426
Issued as reinvestment of dividends ........         --               38,309         --                3,554             301
Redeemed ...................................    (11,079,199)     (87,290,552)       (15,959)     (27,554,020)     (7,789,915)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ...................    $  2,646,572     $(45,876,064)   $    99,343     $ 33,672,565     $12,789,812
                                               ============     ============    ===========     ============     ===========
Class Y Shares:
Sold .......................................   $ 20,310,569     $ 32,107,963    $52,163,268     $  8,849,219     $   471,521
Issued as reinvestment of dividends ........         33,206           41,666          5,749           18,056           6,295
Redeemed ...................................    (20,461,565)     (53,975,282)      (130,550)      (1,006,807)        (42,281)
                                               ------------     ------------    -----------     ------------     -----------
Net increase/(decrease) ....................   $   (117,790)    $(21,825,653)   $52,038,467     $  7,860,468     $   435,535
                                               ============     ============    ===========     ============     ===========

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.





                     See Notes to Financial Statements.







     -----------------------------------------------
     Munder             Munder            Munder
     Tax-Free           Tax-Free          Short Term
     Bond               Intermediate      Treasury
     Fund               Bond Fund         Fund(d)
     --------           ------------      ----------
     $  2,651,583       $  4,542,574           --
           30,725            114,181           --
       (1,369,952)        (3,490,920)          --
     ------------       ------------      -----------
     $  1,312,356       $  1,165,835           --
     ============       ============      ===========

     $    485,874       $    221,204      $    68,495
              300                391           --
         (250,941)            --              (34,953)
     ------------       ------------      -----------
     $    235,233       $    221,595      $    33,542
     ============       ============      ===========

           --                 --               --
           --                 --               --
           --                 --               --
     ------------       ------------      -----------
           --                 --               --
     ============       ============      ===========

     $ 26,287,176       $ 21,354,645      $ 1,425,010
              976             10,316               22
      (35,771,754)       (73,796,440)          (5,491)
     ------------       ------------      -----------
     $ (9,483,602)      $(52,431,479)     $ 1,419,541
     ============       ============      ===========

     $  2,323,433       $  3,244,759      $52,806,009
              799                574          812,987
         (354,867)        (1,069,384)      (4,581,619)
     ------------       ------------      -----------
     $  1,969,365       $  2,175,949      $49,037,377
     ============       ============      ===========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
              (Continued)

                                              INCOME FUNDS
                                              -------------------------------------------------------------------------
                                                           Munder         Munder          Munder U.S.   Munder
                                              Munder       Intermediate   International   Government    Michigan
                                              Bond         Bond           Bond            Income        Triple Tax-Free
                                              Fund         Fund           Fund(a)         Fund(b)       Bond Fund(c)
                                              ------       ------------   -------------   -----------   ---------------
Shares
Class A Shares:
Sold ......................................       74,757      411,150        17,619          147,994       26,624
Issued as reinvestment of dividends .......        3,396       26,780            11            2,054        1,371
Redeemed ..................................      (86,692)    (359,206)         (516)         (54,343)     (20,187)
                                              ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ...................       (8,539)      78,724        17,114           95,705        7,808
                                              ==========   ==========     =========       ==========    =========
Class B Shares:
Sold ......................................       53,020       38,333         2,108          191,518        7,428
Issued as reinvestment of dividends .......          580          683         --                 701          726
Redeemed ..................................      (26,060)        (276)        --             (83,881)      (2,621)
                                              ----------   ----------     ---------       ----------    ---------
Net increase ..............................       27,540       38,740         2,108          108,338        5,533
                                              ==========   ==========     =========       ==========    =========
Class C Shares:
Sold ......................................       67,270      264,896         --               1,648        9,301
Issued as reinvestment of dividends .......           45          357         --                   2        --
Redeemed ..................................      (68,024)    (264,567)        --                (667)          (2)
                                              ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ...................         (709)         686         --                 983        9,299
                                              ==========   ==========     =========       ==========    =========
Class K Shares:
Sold ......................................    1,434,648    4,430,395        12,057        6,094,852    2,153,255
Issued as reinvestment of dividends .......        --           4,108         --                 353           32
Redeemed ..................................   (1,159,269)  (9,358,156)       (1,619)      (2,742,562)    (814,695)
                                              ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ...................      275,379   (4,923,653)       10,438        3,352,643    1,338,592
                                              ==========   ==========     =========       ==========    =========
Class Y Shares:
Sold ......................................    2,124,698    3,444,548     5,269,912          881,230       49,599
Issued as reinvestment of dividends .......        3,471        4,471           569            1,794          660
Redeemed ..................................   (2,135,075)  (5,777,546)      (13,584)        (100,133)      (4,466)
                                              ----------   ----------     ---------       ----------    ---------
Net increase/(decrease) ...................       (6,906)  (2,328,527)    5,256,897          782,891       45,793
                                              ==========   ==========     =========       ==========    =========

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class K Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, March 24, 1997, and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C shares commenced operations on October 4, 1996.

(d) The Munder Short Term Treasury Fund Class B Shares, Class K Shares and Class Y Shares commenced operations on April 4, 1997, April 2, 1997 and January 29, 1997, respectively.





                     See Notes to Financial Statements.





     -----------------------------------------------
     Munder             Munder            Munder
     Tax-Free           Tax-Free          Short Term
     Bond               Intermediate      Treasury
     Fund               Bond Fund         Fund(d)
     --------           ------------      ----------

        254,403            435,557            --
          2,955             10,985            --
       (130,788)          (334,666)           --
     ----------         ----------        ---------
        126,570            111,876            --
     ==========         ==========        =========

         46,477             21,323            6,865
             27                 36            --
        (24,129)             --              (3,485)
     ----------         ----------        ---------
         22,375             21,359            3,380
     ==========         ==========        =========

          --                 --               --
          --                 --               --
          --                 --               --
     ----------         ----------        ---------
          --                 --               --
     ==========         ==========        =========

      2,514,364          2,052,808          143,073
             94                993                2
     (3,433,740)        (7,097,180)            (549)
     ----------         ----------        ---------
       (919,282)        (5,043,379)         142,526
     ==========         ==========        =========

        222,652            313,064        5,280,326
             77                 55           81,447
        (33,925)          (103,099)        (458,745)
     ----------         ----------        ---------
        188,804            210,020        4,903,028
     ==========         ==========        =========





                     See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1997
              (Continued)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                           MONEY MARKET FUNDS
                                           ----------------------------------------------------------------
                                           Munder           Munder           Munder           Munder
                                           Cash             Money            Tax-Free         U.S. Treasury
                                           Investment       Market           Money Market     Money Market
                                           Fund             Fund (a)         Fund             Fund
                                           ----------       --------         ------------     -------------
Class A Shares:
Sold ...................................   $ 265,542,230    $  28,917,566    $  11,521,703    $  23,806,876
Issued as reinvestment of dividends ....       3,974,343           10,575          182,115          126,067
Redeemed ...............................    (289,946,386)     (25,296,635)     (17,085,026)     (20,234,035)
                                           -------------    -------------    -------------    -------------
Net increase/(decrease) ................   $ (20,429,813)   $   3,631,506    $  (5,381,208)   $   3,698,908
                                           =============    =============    =============    =============
Class B Shares:
Sold ...................................                    $   3,601,653
Issued as reinvestment of dividends ....                            5,117
Redeemed ...............................                       (3,279,798)
                                                            -------------
Net increase ...........................                    $     326,972
                                                            =============
Class C Shares:
Sold ...................................                    $  36,045,428
Issued as reinvestment of dividends ....                           12,362
Redeemed ...............................                      (34,302,600)
                                                            -------------
Net increase ...........................                    $   1,755,190
                                                            =============
Class K Shares:
Sold ...................................   $ 977,051,641                     $ 319,774,325    $ 119,384,579
Issued as reinvestment of dividends ....         102,409                             7,415               77
Redeemed ...............................    (924,819,467)                     (285,600,146)    (139,643,492)
                                           -------------                     -------------    -------------
Net increase/(decrease) ................   $  52,334,583                     $  34,181,594    $ (20,258,836)
                                           =============                     =============    =============
Class Y Shares:
Sold ...................................   $ 455,034,404    $ 301,972,601    $ 147,408,752    $ 675,428,907
Issued as reinvestment of dividends ....           5,498        7,034,959            2,621               10
Redeemed ...............................    (493,438,788)    (407,782,588)    (150,058,895)    (751,768,784)
                                           -------------    -------------    -------------    -------------
Net decrease ...........................   $ (38,398,886)   $ (98,775,028)   $  (2,647,522)   $ (76,339,867)
                                           =============    =============    =============    =============

----------------
(a) The Munder Money Market Fund Class C shares commenced operations on October 17, 1996.





                     See Notes to Financial Statements.





Munder Accelerating Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                 K Shares
                                                   -----------------------------------------------------------------------
                                                   Period
                                                   Ended          Year           Year            Period         Year
                                                   12/31/97       Ended          Ended           Ended          Ended
                                                   (Unaudited)    6/30/97(g)     6/30/96         6/30/95(d)     2/28/95(e)
                                                   -----------    ----------     ---------       ----------     ----------
Net asset value, beginning of period  ...........  $  14.56       $  15.36       $   14.82       $  12.73       $  13.98
                                                   --------       --------       ---------       --------       --------
Income from investment operations:
Net investment income/(loss)  ...................      0.01          (0.05)          (0.05)         (0.01)         (0.03)
Net realized and unrealized gain on investments        0.73           0.63            2.92           2.10           0.88
                                                   --------       --------       ---------       --------       --------
Total from investment operations  ...............      0.74           0.58            2.87           2.09          (0.91)
                                                   --------       --------       ---------       --------       --------
Less distributions:
Dividends from net investment income  ...........     (0.01)          --              --             --             --
Distributions from net realized gains  ..........     (3.98)         (1.38)          (2.33)          --            (0.34)
                                                   --------       --------       ---------       --------       --------
Total distributions  ............................     (3.99)         (1.38)          (2.33)          --            (0.34)
                                                   --------       --------       ---------       --------       --------
Net asset value, end of period  .................  $  11.31       $  14.56       $   15.36       $  14.82       $  12.73
                                                   ========       ========       =========       ========       ========
Total return (b)  ...............................      5.67%          4.83%          22.03%         16.42%         (6.45)%
                                                   ========       ========       =========       ========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........  $ 67,888       $ 87,693       $ 110,273       $ 85,685       $ 71,406
Ratio of operating expenses to average net
  assets  .......................................      1.20%(c)       1.20%           1.20%          1.20%(c)       1.18%
Ratio of net investment income/(loss) to average
  net assets  ...................................      0.15%(c)      (0.32)%         (0.42)%        (0.21)%(c)     (0.25)%
Portfolio turnover rate  ........................       109%            88%            112%            31%            90%
Ratio of operating expenses to average net
  assets without waivers  .......................      1.20%(c)       1.20%           1.27%          1.44%(c)       1.41%
Average commission rate (f)  ....................  $ 0.0576       $ 0.0588       $  0.0548           N/A            N/A

----------------
(a) The Munder Accelerating Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                   K Shares
                                                       ---------------------------------------------------------------
                                                       Period
                                                       Ended         Year         Year         Period       Year
                                                       12/31/97      Ended        Ended        Ended        Ended
                                                       (Unaudited)   6/30/97(g)   6/30/96(g)   6/30/95(d)   2/28/95(e)
                                                       -----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period ................  $  13.03      $  12.37     $  10.78     $  9.97      $ 10.35
                                                       --------      --------     --------     -------      -------
Income from investment operations:
Net investment income ...............................      0.16          0.29         0.27        0.07         0.21
Net realized and unrealized gain/(loss) on
  investments .......................................      0.91          1.30         1.57        0.86        (0.42)
                                                       --------      --------     --------     -------      -------
Total from investment operations ....................      1.07          1.59         1.84        0.93        (0.21)
                                                       --------      --------     --------     -------      -------
Less distributions:
Dividends from net investment income ................     (0.16)        (0.27)       (0.25)      (0.12)       (0.17)
Distributions from net realized gains ...............     (1.17)        (0.66)        --           --           --
                                                       --------      --------     --------     -------      -------
Total distributions .................................     (1.33)        (0.93)       (0.25)      (0.12)       (0.17)
                                                       --------      --------     --------     -------      -------
Net asset value, end of period ......................  $  12.77      $  13.03     $  12.37     $ 10.78      $  9.97
                                                       ========      ========     ========     =======      =======
Total return (b) ....................................      8.39%        13.64%       17.17%       9.33%       (1.95)%
                                                       ========      ========     ========     =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 29,788      $  6,588     $  1,718     $   168      $   151
Ratio of operating expenses to average net assets ...      1.21%(c)      1.22%        1.15%       1.16%(c)     1.22%
Ratio of net investment income to average net assets       2.42%(c)      2.30%        2.29%       2.51%(c)     1.89%
Portfolio turnover rate .............................        51%          125%         197%         52%         116%
Ratio of operating expenses to average net assets
  without waivers ...................................      1.21%(c)      1.22%        1.26%       1.51%(c)     1.57%
Average commission rate (f) .........................  $ 0.0600      $ 0.0607     $ 0.0586        N/A          N/A

----------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                   K Shares
                                                       ----------------------------------------------------------------
                                                       Period
                                                       Ended         Year         Year         Period        Period
                                                       12/31/97      Ended        Ended        Ended         Ended
                                                       (Unaudited)   6/30/97(f)   6/30/96(f)   6/30/95(d)    2/28/95(e)
                                                       -----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period ................  $   15.23     $   13.05    $   11.14    $   10.43     $   10.00
                                                       ---------     ---------    ---------    ---------     ---------
Income from investment operations:
Net investment income ...............................       0.15          0.32         0.32         0.11          0.22
Net realized and unrealized gain on investments .....       1.99          3.14         1.99         0.78          0.36
                                                       ---------     ---------    ---------    ---------     ---------
Total from investment operations ....................       2.14          3.46         2.31         0.89          0.58
                                                       ---------     ---------    ---------    ---------     ---------
Less distributions:
Dividends from net investment income ................      (0.16)        (0.32)       (0.31)       (0.18)        (0.15)
Distributions from net realized gains ...............      (2.56)        (0.96)       (0.09)        --           (0.00)(h)
                                                       ---------     ---------    ---------    ---------     ---------
Total distributions .................................      (2.72)        (1.28)       (0.40)       (0.18)        (0.15)
                                                       ---------     ---------    ---------    ---------     ---------
Net asset value, end of period ......................  $   14.65     $   15.23    $   13.05    $   11.14     $   10.43
                                                       =========     =========    =========    =========     =========
Total return (b) ....................................      14.31%        28.12%       20.97%        8.57%         5.94%
                                                       =========     =========    =========    =========     =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 194,535     $ 212,415    $ 192,592    $ 132,583     $ 105,629
Ratio of operating expenses to average net assets ...       1.20%(c)      1.20%        1.21%        1.09%(c)      0.53%(c)
Ratio of net investment income to average net assets        1.86%(c)      2.28%        2.56%        3.33%(c)      4.72%(c)
Portfolio turnover rate .............................         33%           62%          37%          13%           12%
Ratio of operating expenses to average net assets
  without waivers ...................................       1.20%(c)      1.20%        1.28%       15.51%(c)      1.53%(c)
Average commission rate (g) .........................  $  0.0600     $  0.0562    $  0.0591         N/A           N/A

----------------
(a) The Munder Growth & Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Index 500 Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                  K Shares
                                                       --------------------------------------------------------------
                                                       Period
                                                       Ended         Year      Year         Period       Year
                                                       12/31/97      Ended     Ended        Ended        Ended
                                                       (Unaudited)   6/30/97   6/30/96(d)   6/30/95(e)   2/28/95(d,f)
                                                       -----------   -------   ----------   ----------   ------------
Net asset value, beginning of period ................  $   20.94     $  16.16  $  13.80     $ 12.40      $ 12.06
                                                       ---------     --------  --------     -------      -------
Income from investment operations:
Net investment income ...............................       0.15         0.31      0.33        0.10         0.30
Net realized and unrealized gain on investments .....       1.98         5.04      3.07        1.44         0.50
                                                       ---------     --------  --------     -------      -------
Total from investment operations ....................       2.13         5.35      3.40        1.54         0.80
                                                       ---------     --------  --------     -------      -------
Less distributions:
Dividends from net investment income ................      (0.15)       (0.30)    (0.32)      (0.14)       (0.29)
Distributions from net realized gains ...............      (1.99)       (0.27)    (0.72)        --         (0.17)
                                                       ---------     --------  --------     -------      -------
Total distributions .................................      (2.14)       (0.57)    (1.04)      (0.14)       (0.46)
                                                       ---------     --------  --------     -------      -------
Net asset value, end of period ......................  $   20.93     $  20.94  $  16.16     $ 13.80      $ 12.40
                                                       =========     ========  ========     =======      =======
Total return (b) ....................................      10.27%       33.79%    25.37%      12.49%        6.90%
                                                       =========     ========  ========     =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 119,072     $ 61,254  $ 17,068     $ 2,778      $ 1,746
Ratio of operating expenses to average net assets ...       0.51%(c)     0.54%     0.51%       0.50%(c)     0.50%
Ratio of net investment income to average net assets        1.38%(c)     1.76%     2.13%       2.41%(c)     2.49%
Portfolio turnover rate .............................          8%          11%        8%          6%           7%
Ratio of operating expenses to average net assets
  without waivers ...................................       0.62%(c)     0.64%     0.69%       0.63%(c)     0.64%
Average commission rate (g) .........................  $  0.0184     $ 0.0153  $ 0.0240        N/A          N/A

----------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    K Shares
                                                       -----------------------------------------------------------------
                                                       Period
                                                       Ended         Year         Year         Period       Year
                                                       12/31/97      Ended        Ended        Ended        Ended
                                                       (Unaudited)   6/30/97(d)   6/30/96(d)   6/30/95(e)   2/28/95(d,f)
                                                       -----------   ----------   ----------   ----------   ------------
Net asset value, beginning of period ................  $  15.74      $   15.08    $   13.42    $  12.28     $  13.68
                                                       --------      ---------    ---------    --------     --------
Income from investment operations:
Net investment income ...............................      0.04           0.14         0.15        0.11         0.17
Net realized and unrealized gain/(loss) on
  investments .......................................     (1.49)          2.31         1.63        1.03        (1.48)
                                                       --------      ---------    ---------    --------     --------
Total from investment operations ....................     (1.45)          2.45         1.78        1.14        (1.31)
                                                       --------      ---------    ---------    --------     --------
Less distributions:
Dividends from net investment income ................     (0.07)         (0.20)       (0.12)       --          (0.03)
Distributions from net realized gains ...............     (1.00)         (1.59)        --          --           --
Distributions from capital ..........................      --             --           --          --          (0.06)
                                                       --------      ---------    ---------    --------     --------
Total distributions .................................     (1.07)         (1.79)       (0.12)       --          (0.09)
                                                       --------      ---------    ---------    --------     --------
Net asset value, end of period ......................  $  13.22      $   15.74    $   15.08    $  13.42     $  12.28
                                                       ========      =========    =========    ========     ========
Total return (b) ....................................     (9.07)%        18.09%       13.29%       9.28%       (9.68)%
                                                       ========      =========    =========    ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 93,298      $ 135,593    $ 116,053    $ 73,168     $ 63,159
Ratio of operating expenses to average net assets ...      1.26%(c)       1.26%        1.26%       1.21%(c)     1.18%
Ratio of net investment income to average net assets       0.46%(c)       0.98%        1.07%       2.57%(c)     1.31%
Portfolio turnover rate .............................        24%            46%          75%         14%          20%
Ratio of operating expenses to average net assets
  without waivers ...................................      1.26%(c)       1.26%        1.33%       1.46%(c)     1.43%
Average commission rate (g) .........................  $ 0.0080      $  0.0065    $  0.0288        N/A          N/A

----------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                               K Shares
                                                       ------------------------
                                                       Period
                                                       Ended         Period
                                                       12/31/97      Ended
                                                       (Unaudited)   6/30/97(e)
                                                       -----------   ----------
Net asset value, beginning of period ................  $ 12.82       $  10.12
                                                       -------       --------
Income from investment operations:
Net investment loss .................................    (0.03)         (0.05)
Net realized and unrealized gain on investments .....     4.50           2.75
                                                       -------       --------
Total from investment operations ....................     4.47           2.70
                                                       -------       --------
Less distributions:
Dividends from net investment income ................     --             --
Distributions from net realized gains ...............    (0.64)          --
                                                       -------       --------
Total distributions .................................    (0.64)          --
                                                       -------       --------
Net asset value, end of period ......................  $ 16.65       $  12.82
                                                       =======       ========
Total return (b) ....................................    35.22%         26.68%
                                                       =======       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 1,936       $    199
Ratio of operating expenses to average net assets ...     1.52%(c)       1.50%(c)
Ratio of net investment loss to average net assets ..    (0.80)%(c)     (0.88)%(c)
Portfolio turnover rate .............................       65%            68%
Ratio of operating expenses to average net assets
  without expenses reimbursed .......................     1.96%(c)       7.90%(c)
Average commission rate (d) .........................  $0.0489       $ 0.0578

----------------
(a) The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Mid-Cap Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                         K Shares
                                                       -------------------------------------------
                                                       Period
                                                       Ended            Year            Period
                                                       12/31/97(e)      Ended           Ended
                                                       (Unaudited)      6/30/97(e)      6/30/96(e)
                                                       -----------      ----------      ----------
Net asset value, beginning of period ................  $  10.47         $  11.56        $  10.53
                                                       --------         --------        --------
Income from investment operations:
Net investment loss .................................     (0.03)           (0.07)          (0.04)
Net realized and unrealized gain on investments .....      0.28             0.18            1.07
                                                       --------         --------        --------
Total from investment operations ....................      0.25             0.11            1.03
                                                       --------         --------        --------
Less distributions:
Dividends from net investment income ................      --               --              --
Distributions from net realized gains ...............     (0.26)           (1.20)           --
                                                       --------         --------        --------
Total distributions .................................     (0.26)           (1.20)           --
                                                       --------         --------        --------
Net asset value, end of period ......................  $  10.46         $  10.47        $  11.56
                                                       ========         ========        ========
Total return (b) ....................................      2.41%            0.90%           9.78%
                                                       ========         ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $  1,098         $  1,100        $    421
Ratio of operating expenses to average net assets ...      1.27% (c)        1.24%           1.20%(c)
Ratio of net investment loss to average net assets ..     (0.55)%(c)       (0.61)%         (0.53)%(c)
Portfolio turnover rate .............................        80%             162%            247%
Ratio of operating expenses to average net assets
  without expenses reimbursed .......................      1.31% (c)        1.46%           1.38%(c)
Average commission rate (d) .........................  $ 0.0600         $ 0.0592        $ 0.0600

----------------
(a) The Munder Mid-Cap Growth Fund Class K Shares commenced operations on October 2, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             K Shares
                                                       ----------------------------------------------------
                                                       Period
                                                       Ended         Year         Year         Period
                                                       12/31/97(e)   Ended        Ended        Ended
                                                       (Unaudited)   6/30/97(e)   6/30/96(e)   6/30/95(d,g)
                                                       -----------   ----------   ----------   ------------
Net asset value, beginning of period ................  $   18.00     $   14.83    $   12.02    $   12.20
                                                       ---------     ---------    ---------    ---------
Income from investment operations:
Net investment income ...............................       0.01          0.04         0.06         0.00(h)
Net realized and unrealized gain/(loss) on
  investments .......................................       2.05          3.89         3.20        (0.18)
                                                       ---------     ---------    ---------    ---------
Total from investment operations ....................       2.06          3.93         3.26        (0.18)
                                                       ---------     ---------    ---------    ---------
Less distributions:
Dividends from net investment income ................      (0.01)        (0.01)       (0.05)        --
Distributions from net realized gains ...............      (0.92)        (0.75)       (0.40)        --
                                                       ---------     ---------    ---------    ---------
Total distributions .................................      (0.93)        (0.76)       (0.45)        --
                                                       ---------     ---------    ---------    ---------
Net asset value, end of period ......................  $   19.13     $   18.00    $   14.83    $   12.02
                                                       =========     =========    =========    =========
Total return (b) ....................................      11.68%        27.55%       27.56%       (1.48)%
                                                       =========     =========    =========    =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 255,543     $ 237,330    $ 140,833    $ 104,767
Ratio of operating expenses to average net assets ...       1.24%(c)      1.25%        1.26%        1.20%(c)
Ratio of net investment income to average net assets        0.08%(c)      0.25%        0.44%        0.28%(c)
Portfolio turnover rate .............................         13%           33%          54%          27%
Ratio of operating expenses to average net assets
  without waivers ...................................       1.43%(c)      1.50%        1.51%        1.58%(c)
Average commission rate (f) .........................   $ 0.0543     $  0.0599    $  0.0592         N/A

----------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(h) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              K Shares
                                                       ----------------------
                                                       Period
                                                       Ended         Period
                                                       12/31/97      Ended
                                                       (Unaudited)   6/30/97
                                                       -----------   --------
Net asset value, beginning of period ................  $  14.40      $  12.07
                                                       --------      --------
Income from investment operations:
Net investment income ...............................      0.37          0.40
Net realized and unrealized gain on investments .....      1.87          2.38
                                                       --------      --------
Total from investment operations ....................      2.24          2.78
                                                       --------      --------
Less distributions:
Dividends from net investment income ................     (0.33)        (0.41)
Distributions in excess of net investment income ....      --           (0.01)
Distributions from net realized gains ...............     (0.14)         --
Distributions from paid-in capital ..................      --           (0.03)
                                                       --------      --------
Total distributions .................................     (0.47)        (0.45)
                                                       --------      --------
Net asset value, end of period ......................  $  16.17      $  14.40
                                                       ========      ========
Total return (b) ....................................     15.72%        23.11%
                                                       ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $  2,059      $  1,481
Ratio of operating expenses to average net assets ...      1.30%(c)      1.35%(c)
Ratio of net investment income to average net assets       4.80%(c)      3.80%(c)
Portfolio turnover rate .............................         4%           15%
Ratio of operating expenses to average net assets
  without waivers ...................................      1.30%(c)      1.38%(c)
Average commission rate (d) .........................  $ 0.0600      $ 0.0600

----------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                               K Shares
                                                       ------------------------
                                                       Period
                                                       Ended         Period
                                                       12/31/97(e)   Ended
                                                       (Unaudited)   6/30/97(e)
                                                       -----------   ----------
Net asset value, beginning of period ................  $  12.04      $  10.08
                                                       --------      --------
Income from investment operations:
Net investment income ...............................      0.05          0.09
Net realized and unrealized gain on investments .....      2.39          1.91
                                                       --------      --------
Total from investment operations ....................      2.44          2.00
                                                       --------      --------
Less distributions:
Dividends from net investment income ................     (0.04)        (0.04)
Distributions from net realized capital gains .......     (0.64)         --
                                                       --------      --------
Total distributions .................................     (0.68)        (0.04)
                                                       --------      --------
Net asset value, end of period ......................  $  13.80      $  12.04
                                                       ========      ========
Total return (b) ....................................     20.29%        19.85%
                                                       ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 72,443      $ 50,769
Ratio of operating expenses to average net assets ...      1.27%(c)      1.38%(c)
Ratio of net investment income to average net assets       0.70%(c)      1.93%(c)
Portfolio turnover rate .............................        30%           73%
Ratio of operating expenses to average net assets
  without waivers ...................................      1.27%(c)      1.51%(c)
Average commission rate (d) .........................  $ 0.0590      $ 0.0361

----------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    K Shares
                                                   ---------------------------------------------------------------------------
                                                   Period
                                                   Ended           Year             Year            Period          Year
                                                   12/31/97(g)     Ended            Ended           Ended           Ended
                                                   (Unaudited)     6/30/97(g)       6/30/96(g)      6/30/95(d)      2/28/95(e)
                                                   -----------     ----------       ----------      ----------      ----------
Net asset value, beginning of period  ...........  $   21.62       $   21.08        $   15.28       $  13.89        $  14.37
                                                   ---------       ---------        ---------       --------        --------
Income from investment operations:
Net investment loss  ............................      (0.07)          (0.12)           (0.12)         (0.02)          (0.04)
Net realized and unrealized gain/(loss) on
  investments  ..................................       2.89            3.65             7.16           1.41           (0.42)
                                                   ---------       ---------        ---------       --------        --------
Total from investment operations  ...............       2.82            3.53             7.04           1.39           (0.46)
                                                   ---------       ---------        ---------       --------        --------
Less distributions:
Dividends from net investment income  ...........       --              --               --             --              --
Distributions from net realized gains  ..........      (4.11)          (2.99)           (1.24)          --             (0.02)
                                                   ---------       ---------        ---------       --------        --------
Total distributions  ............................      (4.11)          (2.99)           (1.24)          --             (0.02)
                                                   ---------       ---------        ---------       --------        --------
Net asset value, end of period  .................  $   20.33       $   21.62        $   21.08       $  15.28        $  13.89
                                                   =========       =========        =========       ========        ========
Total return (b)  ...............................      14.44%          18.93%           48.28%         10.01%          (3.21)%
                                                   =========       =========        =========       ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ...........  $ 159,508       $ 152,766        $ 111,669       $ 52,077        $ 45,080
Ratio of operating expenses to average net
  assets  .......................................       1.22%(c)        1.22%            1.21%          1.21%(c)        1.23%
Ratio of net investment loss to average net
  assets  .......................................      (0.62)%(c)      (0.62)%          (0.66)%        (0.41)%(c)      (0.40)%
Portfolio turnover rate  ........................         61%             98%              98%            39%             45%
Ratio of operating expenses to average net
  assets without waivers  .......................       1.22%(c)        1.22%            1.28%          1.46%(c)        1.48%
Average commission rate (f)  ....................  $  0.0476       $  0.0545        $  0.0551           N/A             N/A

----------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                     K Shares
                                                       -------------------------------------
                                                       Period
                                                       Ended         Year         Period
                                                       12/31/97      Ended        Ended
                                                       (Unaudited)   6/30/97(e)   6/30/96(e)
                                                       -----------   ----------   ----------
Net asset value, beginning of period ................  $  13.98      $  11.57     $  10.83
                                                       --------      --------     --------
Income from investment operations:
Net investment income ...............................      0.05          0.08         0.05
Net realized and unrealized gain on investments .....      1.94          3.64         0.74
                                                       --------      --------     --------
Total from investment operations ....................      1.99          3.72         0.79
                                                       --------      --------     --------
Less distributions:
Dividends from net investment income ................     (0.05)        (0.09)       (0.05)
Distributions from net realized gains ...............     (1.15)        (1.22)        --
                                                       --------      --------     --------
Total distributions .................................     (1.20)        (1.31)       (0.05)
                                                       --------      --------     --------
Net asset value, end of period ......................  $  14.77      $  13.98     $  11.57
                                                       ========      ========     ========
Total return (b) ....................................     14.39%        34.37%        7.33%
                                                       ========      ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 11,767      $  7,940     $  1,018
Ratio of operating expenses to average net assets ...      1.25%(c)      1.27%        1.20%(c)
Ratio of net investment income to average net assets       0.64%(c)      0.70%        0.64%(c)
Portfolio turnover rate .............................        48%          139%         223%
Ratio of operating expenses to average net assets
  without waivers ...................................      1.25%(c)      1.31%        1.30%(c)
Average commission rate (d) .........................  $ 0.0601      $ 0.0508     $ 0.0602

----------------
(a) The Munder Value Fund Class K Shares commenced operations on November 30, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                  K Shares
                                                          --------------------------
                                                          Period
                                                          Ended           Period
                                                          12/31/97(e)     Ended
                                                          (Unaudited)     6/30/97(e)
                                                          -----------     ----------
Net asset value, beginning of period  ..................  $   12.92       $  10.06
                                                          ---------       --------
Income from investment operations:
Net investment income/(loss)  ..........................      (0.01)          0.05
Net realized and unrealized gain/(loss) on investments        (1.66)          2.84
                                                          ---------       --------
Total from investment operations  ......................      (1.67)          2.89
                                                          ---------       --------
Less distributions:
Dividends from net investment income  ..................      (0.02)         (0.03)
Distributions from net realized gains  .................      (0.27)          --
                                                          ---------       --------
Total distributions  ...................................      (0.29)         (0.03)
                                                          ---------       --------
Net asset value, end of period  ........................  $   10.96       $  12.92
                                                          =========       ========
Total return (b)  ......................................     (12.84)%        28.69%
                                                          =========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ..................  $  29,243       $  4,419
Ratio of operating expenses to average net assets  .....       1.98%(c)       1.79%(c)
Ratio of net investment income/(loss) to average net
  assets  ..............................................      (0.14)%(c)      1.14%(c)
Portfolio turnover rate  ...............................         52%            46%
Ratio of operating expenses to average net assets
  without expenses reimbursed  .........................       2.20%(c)       5.43%(c)
Average commission rate (d)  ...........................  $  0.0020       $ 0.0029

----------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                  K Shares
                                                          --------------------------
                                                          Period
                                                          Ended             Period
                                                          12/31/97(e)       Ended
                                                          (Unaudited)       6/30/97
                                                          -----------       --------
Net asset value, beginning of period  ..................  $   10.89         $   9.45
                                                          ---------         --------
Income from investment operations:
Net investment loss  ...................................      (0.07)           (0.02)
Net realized and unrealized gain on investments  .......       0.80             1.46
                                                          ---------         --------
Total from investment operations  ......................       0.73             1.44
                                                          ---------         --------
Less distributions:
Dividends from net investment income  ..................       --               --
Distributions from net realized gains  .................       --               --
                                                          ---------         --------
Total distributions  ...................................       --               --
                                                          ---------         --------
Net asset value, end of period  ........................  $   11.62         $  10.89
                                                          =========         ========
Total return (b)                                               6.70%           15.24%
                                                          =========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ..................  $     127         $    119
Ratio of operating expenses to average net assets  .....       1.69%(c)         1.55%(c)
Ratio of net investment loss to average net assets  ....      (1.23)%(c)       (0.95)%(c)
Portfolio turnover rate  ...............................         29%              14%
Ratio of operating expenses to average net assets
  without expenses reimbursed  .........................       2.55%(c)         7.33%(c)
Average commission rate (d)  ...........................  $  0.0460         $ 0.1441

----------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                  K Shares
                                                          --------------------------
                                                          Period
                                                          Ended           Period
                                                          12/31/97(e)     Ended
                                                          (Unaudited)     6/30/97(e)
                                                          -----------     ----------
Net asset value, beginning of period  ..................  $  11.35        $   9.87
                                                          --------        --------
Income from investment operations:
Net investment income/(loss)  ..........................     (0.03)           0.05
Net realized and unrealized gain/(loss) on investments       (1.11)           1.43
                                                          --------        --------
Total from investment operations  ......................     (1.14)           1.48
                                                          --------        --------
Less distributions:
Dividends from net investment income  ..................     (0.02)           --
Distributions from net realized gains  .................     (0.04)           --
                                                          --------        --------
Total distributions  ...................................     (0.06)           --
                                                          --------        --------
Net asset value, end of period  ........................  $  10.15        $  11.35
                                                          ========        ========
Total return (b)  ......................................    (10.08)%         14.99%
                                                          ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)  ..................  $  1,867        $  1,089
Ratio of operating expenses to average net assets  .....      1.68%(c)        1.55%(c)
Ratio of net investment income/(loss) to average net
  assets  ..............................................     (0.60)%(c)       1.01%(c)
Portfolio turnover rate  ...............................        22%             15%
Ratio of operating expenses to average net assets
  without expenses reimbursed  .........................      1.85%(c)        2.56%(c)
Average commission rate (d)  ...........................  $ 0.0220        $ 0.0238

----------------
(a) The Munder Framlington International Growth Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               K Shares
                                                       -----------------------------------------------------------
                                                       Period
                                                       Ended         Year      Year      Period       Year
                                                       12/31/97(e)   Ended     Ended     Ended        Ended
                                                       (Unaudited)   6/30/97   6/30/96   6/30/95(e)   2/28/95(d,f)
                                                       -----------   -------   -------   ----------   ------------
Net asset value, beginning of period ................  $   9.57      $   9.53  $   9.69  $   9.31     $   9.91
                                                       --------      --------  --------  --------     --------
Income from investment operations:
Net investment income ...............................      0.29          0.61      0.61      0.21         0.62
Net realized and unrealized gain/(loss) on
  investments .......................................      0.31          0.01     (0.19)     0.37        (0.64)
                                                       --------      --------  --------  --------     --------
Total from investment operations ....................      0.60          0.62      0.42      0.58        (0.02)
                                                       --------      --------  --------  --------     --------
Less distributions:
Dividends from net investment income ................     (0.28)        (0.58)    (0.58)    (0.20)       (0.58)
                                                       --------      --------  --------  --------     --------
Total distributions .................................     (0.28)        (0.58)    (0.58)    (0.20)       (0.58)
                                                       --------      --------  --------  --------     --------
Net asset value, end of period ......................  $   9.89      $   9.57  $   9.53  $   9.69     $   9.31
                                                       ========      ========  ========  ========     ========
Total return (b) ....................................      6.33%         6.72%     4.35%     6.28%        0.44%
                                                       ========      ========  ========  ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 41,158      $ 34,999  $ 32,211  $ 36,718     $ 33,842
Ratio of operating expenses to average net assets ...      0.96%(c)      0.96%     0.95%     0.95%(c)     0.92%
Ratio of net investment income to average net assets       5.84%(c)      6.34%     6.26%     6.47%(c)     6.57%
Portfolio turnover rate .............................       102%          279%      507%       99%         165%
Ratio of operating expenses to average net assets
  without waivers ...................................      0.96%(c)      0.96%     1.04%     1.19%(c)     1.16%

----------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                  K Shares
                                                       ---------------------------------------------------------------
                                                       Period
                                                       Ended         Year         Year        Period        Year
                                                       12/31/97(f)   Ended        Ended       Ended         Ended
                                                       (Unaudited)   6/30/97(f)   6/30/96     6/30/95(d)    2/28/95(e)
                                                       -----------   ----------   -------     ----------    ----------
Net asset value, beginning of period ................  $    9.33     $    9.31    $    9.51   $    9.27     $    9.91
                                                       ---------     ---------    ---------   ---------     ---------
Income from investment operations:
Net investment income ...............................       0.28          0.55         0.58        0.22          0.56
Net realized and unrealized gain/(loss) on
  investments .......................................       0.13          0.02        (0.20)       0.24         (0.57)
                                                       ---------     ---------    ---------   ---------     ---------
Total from investment operations ....................       0.41          0.57         0.38        0.46         (0.01)
                                                       ---------     ---------    ---------   ---------     ---------
Less distributions:
Dividends from net investment income ................      (0.28)        (0.55)       (0.58)      (0.22)        (0.62)
Distributions from net realized gains ...............       --            --           --          --           (0.01)
                                                       ---------     ---------    ---------   ---------     ---------
Total distributions .................................      (0.28)        (0.55)       (0.58)      (0.22)        (0.63)
                                                       ---------     ---------    ---------   ---------     ---------
Net asset value, end of period ......................  $    9.46     $    9.33    $    9.31   $    9.51     $    9.27
                                                       =========     =========    =========   =========     =========
Total return (b) ....................................       4.40%         6.34%        4.04%       5.04%         0.54%
                                                       =========     =========    =========   =========     =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 353,475     $ 325,331    $ 370,493   $ 300,596     $ 285,493
Ratio of operating expenses to average net assets ...       0.93%(c)      0.93%        0.94%       0.95%(c)      0.93%
Ratio of net investment income to average net assets        5.81%(c)      5.91%        6.08%       7.12%(c)      6.71%
Portfolio turnover rate .............................         74%          325%         494%         84%           80%
Ratio of operating expenses to average net assets
  without waivers ...................................       0.93%(c)      0.93%        1.02%       1.19%(c)      1.18%

----------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder International Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                             K Shares
                                                       ---------------------
                                                       Period
                                                       Ended         Period
                                                       12/31/97      Ended
                                                       (Unaudited)   6/30/97
                                                       -----------   -------
Net asset value, beginning of period ................  $  9.83       $  9.54
                                                       -------       -------
Income from investment operations:
Net investment income ...............................     0.20          0.09
Net realized and unrealized gain/(loss) on
  investments .......................................    (0.38)         0.20
                                                       -------       -------
Total from investment operations ....................    (0.18)         0.29
                                                       -------       -------
Less distributions:
Dividends from net investment income ................    (0.17)          --
Distributions from net realized gains ...............    (0.02)          --
                                                       -------       -------
Total distributions .................................    (0.19)          --
                                                       -------       -------
Net asset value, end of period ......................  $  9.46       $  9.83
                                                       =======       =======
Total return (b) ....................................    (1.86)%        3.04%
                                                       =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $    85       $   103
Ratio of operating expenses to average net assets ...     1.10%(c)      1.14%(c)
Ratio of net investment income to average net assets      3.51%(c)      3.61%(c)
Portfolio turnover rate .............................       60%           75%
Ratio of operating expenses to average net assets
  without waivers ...................................     1.10%(c)      1.18%(c)

----------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 24, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               K Shares
                                              ----------------------------------------------------------------------------
                                              Period
                                              Ended            Year            Year            Period           Period
                                              12/31/97         Ended           Ended           Ended            Ended
                                              (Unaudited)      6/30/97         6/30/96(f)      6/30/95(d)       2/28/95(e)
                                              -----------      ---------       ----------      ----------       ----------
Net asset value, beginning of period .......  $   10.09        $    9.98       $   10.30       $    9.89        $   10.00
                                              ---------        ---------       ---------       ---------        ---------
Income from investment operations:
Net investment income ......................       0.31             0.65            0.71            0.23             0.47
Net realized and unrealized gain/(loss) on
  investments ..............................       0.26             0.07           (0.27)           0.41            (0.12)
                                              ---------        ---------       ---------       ---------        ---------
Total from investment operations ...........       0.57             0.72            0.44            0.64             0.35
                                              ---------        ---------       ---------       ---------        ---------
Less distributions:
Dividends from net investment income .......      (0.30)           (0.61)          (0.68)          (0.23)           (0.46)
Distributions from net realized gains ......      (0.05)           (0.00)(g)       (0.08)           --               --
Distributions in excess of net realized
  capital gains ............................      (0.01)            --              --              --               --
                                              ---------        ---------       ---------       ---------        ---------
Total distributions ........................      (0.36)           (0.61)          (0.76)          (0.23)           (0.46)
                                              ---------        ---------       ---------       ---------        ---------
Net asset value, end of period .............  $   10.30        $   10.09       $    9.98       $   10.30        $    9.89
                                              =========        =========       =========       =========        =========
Total return (b) ...........................       5.71%            7.49%           4.32%           6.55%            3.68%
                                              =========        =========       =========       =========        =========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) .......  $ 211,415        $ 197,479       $ 158,948       $ 174,674        $ 165,298
Ratio of operating expenses to average net
  assets ...................................       0.96%(c)         0.96%           0.97%           0.97%(c)         0.95%(c)
Ratio of net investment income to average
  net assets ...............................       6.02%(c)         6.51%           6.92%           6.96%(c)         7.02%(c)
Portfolio turnover rate ....................         42%             130%            133%             42%             143%
Ratio of operating expenses to average net
  assets without waivers ...................       0.96%(c)         0.96%           1.04%           1.21%(c)         1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Michigan Triple Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                  K Shares
                                                       -------------------------------------------------------------------
                                                       Period
                                                       Ended         Year         Year         Period         Year
                                                       12/31/97      Ended        Ended        Ended          Ended
                                                       (Unaudited)   6/30/97(d)   6/30/96(d)   6/30/95(d,e)   2/28/95(d,f)
                                                       -----------   ----------   ----------   ------------   ------------
Net asset value, beginning of period ................  $   9.64      $   9.34     $   9.34     $   9.24       $   9.73
                                                       --------      --------     --------     --------       --------
Income from investment operations:
Net investment income ...............................      0.21          0.43         0.48         0.16           0.44
Net realized and unrealized gain/(loss) on
  investments .......................................      0.43          0.30         0.00(g)      0.10          (0.50)
                                                       --------      --------     --------     --------       --------
Total from investment operations ....................      0.64          0.73         0.48         0.26          (0.06)
                                                       --------      --------     --------     --------       --------
Less distributions:
Dividends from net investment income ................     (0.22)        (0.43)       (0.48)       (0.16)         (0.43)
Distributions from net realized gains ...............      0.02          0.00(g)      --           --             --
                                                       --------      --------     --------     --------       --------
Total distributions .................................     (0.24)        (0.43)       (0.48)       (0.16)         (0.43)
                                                       --------      --------     --------     --------       --------
Net asset value, end of period ......................  $  10.04      $   9.64     $   9.34     $   9.34       $   9.24
                                                       ========      ========     ========     ========       ========
Total return (b) ....................................      6.69%         8.00%        5.14%        2.84%         (0.16)%
                                                       ========      ========     ========     ========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 50,304      $ 43,316     $ 29,476     $ 25,549       $ 27,731
Ratio of operating expenses to average net assets ...      1.02%(c)      0.88%        0.51%        0.52%(c)       0.56%
Ratio of net investment income to average net assets       4.34%(c)      4.57%        5.01%        5.06%(c)       4.81%
Portfolio turnover rate .............................        18%           19%          31%           8%            53%
Ratio of operating expenses to average net assets
  without waivers ...................................      1.02%(c)      1.02%        1.09%        1.26%(c)       1.30%

----------------
(a) The Munder Michigan Triple Tax-Free Bond Fund Class K Shares commenced operations on January 3 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    K Shares
                                                       -----------------------------------------------------------------
                                                       Period
                                                       Ended         Year         Year         Period         Period
                                                       12/31/97      Ended        Ended        Ended          Ended
                                                       (Unaudited)   6/30/97(f)   6/30/96(f)   6/30/95(d,f)   2/28/95(e)
                                                       -----------   ----------   ----------   ------------   ----------
Net asset value, beginning of period ................  $   10.52     $   10.35    $   10.30    $   10.14      $   10.00
                                                       ---------     ---------    ---------    ---------      ---------
Income from investment operations:
Net investment income ...............................       0.27          0.47         0.46         0.15           0.31
Net realized and unrealized gain on investments .....       0.42          0.25         0.07         0.16           0.14
                                                       ---------     ---------    ---------    ---------      ---------
Total from investment operations ....................       0.69          0.72         0.53         0.31           0.45
                                                       ---------     ---------    ---------    ---------      ---------
Less distributions:
Dividends from net investment income ................      (0.27)        (0.47)       (0.47)       (0.15)         (0.31)
Distributions from net realized gains ...............      (0.16)        (0.08)       (0.01)        --             --
                                                       ---------     ---------    ---------    ---------      ---------
Total distributions .................................      (0.43)        (0.55)       (0.48)       (0.15)         (0.31)
                                                       ---------     ---------    ---------    ---------      ---------
Net asset value, end of period ......................  $   10.78     $   10.52    $   10.35    $   10.30      $   10.14
                                                       =========     =========    =========    =========      =========
Total return (b) ....................................       6.65%         7.13%        5.12%        3.09%          4.64%
                                                       =========     =========    =========    =========      =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 197,124     $ 190,243    $ 196,645    $ 232,040      $ 251,636
Ratio of operating expenses to average net assets ...       0.95%(c)      0.95%        0.98%        1.02%(c)       0.93%(c)
Ratio of net investment income to average net assets        4.92%(c)      4.52%        4.42%        4.38%(c)       4.69%(c)
Portfolio turnover rate .............................         33%           45%          15%          12%            50%
Ratio of operating expenses to average net assets
  without waivers ...................................       0.95%(c)      0.95%        1.06%        1.26%(c)       1.17%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Tax-Free Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                  K Shares
                                                       -----------------------------------------------------------------
                                                       Period
                                                       Ended         Year         Year         Period         Year
                                                       12/31/97      Ended        Ended        Ended          Ended
                                                       (Unaudited)   6/30/97(f)   6/30/96(f)   6/30/95(d)     2/28/95(e)
                                                       -----------   ----------   ----------   ----------     ----------
Net asset value, beginning of period ................  $   10.41     $   10.34    $   10.37    $   10.17      $   10.44
                                                       ---------     ---------    ---------    ---------      ---------
Income from investment operations:
Net investment income ...............................       0.24          0.41         0.41         0.14           0.38
Net realized and unrealized gain/(loss) on
  investments .......................................       0.15          0.10        (0.03)        0.20          (0.21)
                                                       ---------     ---------    ---------    ---------      ---------
Total from investment operations ....................       0.39          0.51         0.38         0.34           0.17
                                                       ---------     ---------    ---------    ---------      ---------
Less distributions:
Dividends from net investment income ................      (0.24)        (0.41)       (0.41)       (0.14)         (0.42)
Distributions from net realized gains ...............      (0.09)        (0.03)        --           --            (0.02)
                                                       ---------     ---------    ---------    ---------      ---------
Total distributions .................................      (0.33)        (0.44)       (0.41)       (0.14)         (0.44)
                                                       ---------     ---------    ---------    ---------      ---------
Net asset value, end of period ......................  $   10.47     $   10.41    $   10.34    $   10.37      $   10.17
                                                       =========     =========    =========    =========      =========
Total return (b) ....................................       3.73%         5.04%        3.69%        3.35%          2.05%
                                                       =========     =========    =========    =========      =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 291,251     $ 283,641    $ 333,768    $ 333,067      $ 345,658
Ratio of operating expenses to average net assets ...       0.93%(c)      0.93%        0.96%        0.98%(c)       0.95%
Ratio of net investment income to average net assets        4.47%(c)      3.96%        3.91%        4.01%(c)       4.19%
Portfolio turnover rate .............................         15%           31%          20%           5%            52%
Ratio of operating expenses to average net assets
  without waivers ...................................       0.93%(c)      0.93%        1.04%        1.22%(c)       1.19%

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Short Term Treasury Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                               K Shares
                                                       ------------------------
                                                       Period
                                                       Ended         Period
                                                       12/31/97(d)   Ended
                                                       (Unaudited)   6/30/97(d)
                                                       -----------   ----------
Net asset value, beginning of period ................  $ 10.01       $  9.96
                                                       -------       -------
Income from investment operations:
Net investment income ...............................     0.09          0.12
Net realized and unrealized gain on investments .....     0.02          0.06
                                                       -------       -------
Total from investment operations ....................     0.11          0.18
                                                       -------       -------
Less distributions:
Dividends from net investment income ................    (0.08)        (0.13)
                                                       -------       -------
Total distributions .................................    (0.08)        (0.13)
                                                       -------       -------
Net asset value, end of period ......................  $ 10.04       $ 10.01
                                                       =======       =======
Total return (b) ....................................     1.16%         1.78%
                                                       =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $   601       $ 1,426
Ratio of operating expenses to average net assets ...     0.76%(c)      0.77%(c)
Ratio of net investment income to average net assets      5.04%(c)      5.01%(c)
Portfolio turnover rate .............................       52%           40%
Ratio of operating expenses to average net assets
  without expenses reimbursed .......................     0.80%(c)      0.80%(c)

----------------
(a) The Munder Short Term Treasury Fund Class K Shares commenced operations on April 2, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Cash Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                      K Shares
                                                     ---------------------------------------------------------------------------
                                                     Period
                                                     Ended           Year             Year            Period          Year
                                                     12/31/97(f)     Ended            Ended           Ended           Ended
                                                     (Unaudited)     6/30/97          6/30/96         6/30/95(d)      2/28/95(e)
                                                     -----------     -------          -------         ----------      ----------
Net asset value, beginning of period ..............  $    1.00       $    1.00        $    1.00       $    1.00       $    1.00
                                                     ---------       ---------        ---------       ---------       ---------
Income from investment operations:
Net investment income .............................      0.030           0.048            0.050           0.018           0.040
                                                     ---------       ---------        ---------       ---------       ---------
Total from investment operations ..................      0.030           0.048            0.050           0.018           0.040
                                                     ---------       ---------        ---------       ---------       ---------
Less distributions:
Dividends from net investment income ..............     (0.030)         (0.048)          (0.050)         (0.018)         (0.040)
                                                     ---------       ---------        ---------       ---------       ---------
Total distributions ...............................     (0.030)         (0.048)          (0.050)         (0.018)         (0.040)
                                                     ---------       ---------        ---------       ---------       ---------
Net asset value, end of period ....................  $    1.00       $    1.00        $    1.00       $    1.00       $    1.00
                                                     =========       =========        =========       =========       =========
Total return (b) ..................................       2.54%           4.90%            5.10%           1.81%           4.08%
                                                     =========       =========        =========       =========       =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............  $ 689,622       $ 599,858        $ 547,523       $ 558,628       $ 559,212
Ratio of operating expenses to average net assets .       0.66%(c)        0.70%            0.68%           0.67%(c)        0.70%
Ratio of net investment income to average net
  assets ..........................................       5.04%(c)        4.81%            4.98%           5.49%(c)        4.12%
Ratio of operating expenses to average net assets
  without waivers .................................       0.66%(c)        0.70%            0.68%           0.69%(c)        0.73%

----------------
(a) The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Tax-Free Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                 K Shares
                                                       ------------------------------------------------------------
                                                       Period
                                                       Ended         Year       Year       Period        Year
                                                       12/31/97      Ended      Ended      Ended         Ended
                                                       (Unaudited)   6/30/97    6/30/96    6/30/95(d)    2/28/95(e)
                                                       -----------   -------    -------    ----------    ----------
Net asset value, beginning of period ................  $    1.00     $    1.00  $    1.00  $    1.00     $    1.00
                                                       ---------     ---------  ---------  ---------     ---------
Income from investment operations:
Net investment income ...............................       0.01         0.028      0.030      0.011         0.024
                                                       ---------     ---------  ---------  ---------     ---------
Total from investment operations ....................       0.01         0.028      0.030      0.011         0.024
                                                       ---------     ---------  ---------  ---------     ---------
Less distributions:
Dividends from net investment income ................     (0.010)       (0.028)    (0.030)    (0.011)       (0.024)
                                                       ---------     ---------  ---------  ---------     ---------
Total distributions .................................     (0.010)       (0.028)    (0.030)    (0.011)       (0.024)
                                                       ---------     ---------  ---------  ---------     ---------
Net asset value, end of period ......................  $    1.00     $    1.00  $    1.00  $    1.00     $    1.00
                                                       =========     =========  =========  =========     =========
Total return (b) ....................................       1.50%         2.90%      3.00%      1.12%         2.44%
                                                       =========     =========  =========  =========     =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 191,013     $ 226,782  $ 192,591  $ 195,730     $ 195,926
Ratio of operating expenses to average net assets ...       0.68%(c)      0.68%      0.68%      0.69%(c)      0.70%
Ratio of net investment income to average net assets        3.00%(c)      2.86%      2.99%      3.36%(c)      2.39%
Ratio of operating expenses to average net assets
  without waivers ...................................       0.68%(c)      0.68%      0.70%      0.74%(c)      0.75%

----------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                                       ---------------------------------------------------------
                                                       Period
                                                       Ended         Year      Year      Period       Year
                                                       12/31/97      Ended     Ended     Ended        Ended
                                                       (Unaudited)   6/30/97   6/30/96   6/30/95(d)   2/28/95(e)
                                                       -----------   -------   -------   ----------   ----------
Net asset value, beginning of period ................  $   1.00      $   1.00  $   1.00  $   1.00     $   1.00
                                                       --------      --------  --------  --------     --------
Income from investment operations:
Net investment income ...............................     0.020         0.047     0.048     0.017        0.037
                                                       --------      --------  --------  --------     --------
Total from investment operations ....................     0.020         0.047     0.048     0.017        0.037
                                                       --------      --------  --------  --------     --------
Less distributions:
Dividends from net investment income ................    (0.020)       (0.047)   (0.048)   (0.017)      (0.037)
                                                       --------      --------  --------  --------     --------
Total distributions .................................    (0.020)       (0.047)   (0.048)   (0.017)      (0.037)
                                                       --------      --------  --------  --------     --------
Net asset value, end of period ......................  $   1.00      $   1.00  $   1.00  $   1.00     $   1.00
                                                       ========      ========  ========  ========     ========
Total return (b) ....................................      2.42%         4.73%     4.89%     1.76%        3.83%
                                                       ========      ========  ========  ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................  $ 46,192      $ 41,877  $ 62,133  $ 74,210     $ 75,197
Ratio of operating expenses to average net assets ...      0.70%(c)      0.69%     0.69%     0.70%(c)     0.70%
Ratio of net investment income to average net assets       4.79%(c)      4.64%     4.74%     5.23%(c)     3.73%
Ratio of operating expenses to average net assets
  without waivers ...................................      0.70%(c)      0.69%     0.71%     0.75%(c)     0.75%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.

The Munder Funds
Notes To Financial Statements, December 31, 1997

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, which was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end investment company, which was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end investment company, which was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 31 portfolios currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Munder Funds") as follows:

MFI:
Equity Funds
Munder Micro-Cap Equity Fund
Munder Mid-Cap Growth Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund

Income Funds
Munder International Bond Fund
Munder Short Term Treasury Fund

Money Market Fund
Munder Money Market Fund

MFT:
Equity Funds
Munder Accelerating Growth Fund
Munder Balanced Fund
Munder Growth & Income Fund
Munder Index 500 Fund
Munder International Equity Fund
Munder Small Company Growth Fund

Income Funds
Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S. Government Income Fund
Munder Michigan Triple Tax-Free Bond Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Intermediate Bond Fund

Money Market Funds
Munder Cash Investment Fund
Munder Tax-Free Money Market Fund
Munder U.S. Treasury Money Market Fund

Framlington:
Equity Funds
Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund

      The Equity Funds (with the exception of the Munder Index 500 Fund) and the Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Index 500 Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Intermediate Bond Fund, Munder Michigan Triple Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Munder Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by the advisor, under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased (or on the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: Each Equity Fund (except Munder Real Estate Equity Investment Fund) and the Munder International Bond Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. These funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of Munder International Equity Fund, Munder International Bond Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: Each Equity Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ (depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Munder Funds' investment advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding the Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Sub-investment Advisor, Administrator, Custodian, Transfer Agent and Other Related Party Transactions

      Munder Capital Management (the "Advisor"), an independent investment management firm, serves as each Fund's investment advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                         Fees on Assets
                                                        Fees on Assets       Between      Fees on Assets
                                                            up to           $250 and        Exceeding
                                                         $250 Million     $500 Million     $500 Million
                                                        --------------   --------------   --------------
Munder Index 500 Fund  ..............................        0.20%            0.12%            0.07%
                                                        Fees on Assets   Fees on Assets
                                                          up to $500        Exceeding
                                                            Million       $500 Million
                                                        --------------   --------------
Munder Multi-Season Growth Fund .....................        1.00%            0.75%
                                                        Fees on Assets   Fees on Assets
                                                             up to          Exceeding
                                                         $250 Million     $250 Million
                                                        --------------   --------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund .............        1.00%            0.75%
                                                       Fees on Average
                                                       Daily Net Assets
                                                       ----------------
Munder Micro-Cap Equity .............................        1.00%
Munder Accelerating Growth Fund, Munder Growth &
  Income Fund, Munder International Equity Fund,
  Munder Small-Cap Value Fund, and Munder Small
  Company Growth Fund ...............................        0.75%
Munder Mid-Cap Growth Fund, Munder Real Estate Equity
  Investment Fund and Munder Value Fund .............        0.74%
Munder Balanced Fund ................................        0.65%
The Income Funds (excluding Munder Short Term
  Treasury Fund) ....................................        0.50%
Munder Short Term Treasury Fund .....................        0.25%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................        0.35%
Munder Money Market Fund ............................        0.40%
Munder Framlington Emerging Markets Fund ............        1.25%

      The Advisor voluntarily waived fees and reimbursed expenses for the period ended December 31, 1997 for the following Funds:

                    Fund                                Fees Waived   Expenses Reimbursed
                    ----                                -----------   -------------------
Munder Index 500 Fund ...............................     $ 239,088         $  --
Munder Micro-Cap Equity Fund ........................         --             39,334
Munder Mid-Cap Growth Fund ..........................         --              6,481
Munder Multi-Season Growth Fund .....................       627,047            --
Munder Framlington Emerging Markets Fund ............         --             42,677
Munder Framlington Healthcare Fund ..................         --             44,189
Munder Framlington International Growth Fund ........         --             34,476
Munder Short Term Treasury Fund .....................         --             13,880

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington International Growth Fund and the Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets.

      Funds Distributor, Inc. ("FDI" or the "Distributor") entered into Sub-Administration Agreements with First Data Investor Services Group prior to November 1, 1997 and State Street Bank and Trust Company after October 31, 1997, under which FDI provides certain administrative services with respect to the Munder Funds. FDI's fee for these services is paid for by the administrator out of its own resources at no additional cost to the Munder Funds.

      Comerica Bank ("Comerica") provides certain custodian and shareholder services to the Munder Funds. Prior to November 1, 1997, Comerica received as compensation for its Custodian services fees, based on the aggregate average daily net assets of the Munder Funds and certain other investment portfolios advised by the Advisor for which Comerica provided services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. After October 31, 1997, no compensation was be paid to Comerica for its services as custodian to the funds. Comerica earned $ 757,723 for its services to the Munder Funds for the period ended December 31, 1997. As compensation for certain shareholder services provided to the Munder Funds as of November 1, 1997, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Munder Funds beneficially owned by Comerica and its customers.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee consisting of a $20,000 annual retainer per year for services in such capacity plus $1,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. No officer, director or employee of the Advisor, Sub-Advisor, Comerica, Morgan Stanley, FDI, State Street or Investor Services Group received any compensation from MFI, MFT or Framlington.

3. Shareholder Distribution and Service Plans

      FDI serves as the distributor of the Munder Funds' shares. For the period ended December 31, 1997, the Distributor received $66,719, representing commissions (sales charges) on sales of Class A Shares of the Funds. For the period ended December 31, 1997, the Distributor received $95,229 in contingent deferred sales charges from Class B and Class C Shares of the Funds.

      The Munder Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by the Munder Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Munder Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Munder Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1997, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                                         Class A      Class B      Class C       Class K
                                                          Shares       Shares       Shares        Shares
                                                        12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                                        ----------   ----------   ----------   ------------
The Equity Funds (excluding the Munder Index 500
  Fund) .............................................      0.25%        1.00%        1.00%         0.25%
Munder Index 500 Fund ...............................      0.10%        0.45%        N/A           0.25%
The Income Funds ....................................      0.25%        1.00%        1.00%         0.25%
The Money Market Funds:
Munder Money Market Fund ............................      0.25%        1.00%        1.00%         N/A
Munder Tax-Free Money Market Fund ...................      0.25%        N/A          N/A           0.15%
Munder U.S. Treasury Money Market Fund ..............      0.25%        N/A          N/A           0.15%
Munder Cash Investment Fund .........................      0.25%        N/A          N/A           0.15%

4. Securities Transactions

      For the period ended December 31, 1997, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Accelerating Growth Fund .....................      $119,868,767         $223,887,739
Munder Balanced Fund ................................        24,360,449           28,100,712
Munder Growth & Income Fund .........................        77,210,428          123,996,555
Munder Index 500 Fund ...............................        71,729,951           45,849,072
Munder International Equity Fund ....................        53,006,460           93,856,918
Munder Micro-Cap Equity Fund ........................        36,184,737           10,463,354
Munder Mid-Cap Growth Fund ..........................        42,757,043           28,755,657
Munder Multi-Season Growth Fund .....................       188,299,441           71,964,528
Munder Real Estate Equity Investment Fund ...........        24,105,431            2,991,059
Munder Small-Cap Value Fund .........................        77,357,776           31,075,999
Munder Small Company Growth Fund ....................       234,076,708          216,192,750
Munder Value Fund ...................................        73,810,237           52,122,758
Munder Framlington Emerging Markets Fund ............        56,704,381           15,372,996
Munder Framlington Healthcare Fund ..................        12,516,027            2,699,832
Munder Framlington International Growth Fund ........        34,526,534            8,603,281
Munder Bond Fund ....................................       133,312,703           63,011,197
Munder Intermediate Bond Fund .......................       259,824,908          147,724,796
Munder International Bond Fund ......................        29,055,987           28,620,334
Munder U.S. Government Income Fund ..................            --               16,984,494
Munder Michigan Triple Tax-Free Bond Fund ...........        12,771,678            8,692,044
Munder Tax-Free Bond Fund ...........................        69,968,978           65,845,069
Munder Tax-Free Intermediate Bond Fund ..............        55,963,046           44,829,559
Munder Short Term Treasury Fund .....................           --                   --

      For the period ended December 31, 1997, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Balanced Fund ................................     $  12,570,892        $  17,236,116
Munder Bond Fund ....................................       145,078,152          116,476,564
Munder Intermediate Bond Fund .......................       209,660,203          233,700,333
Munder U.S. Government Income Fund ..................       128,663,465           91,076,893
Munder Short Term Treasury Fund .....................        35,316,406           28,118,008

      At December 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                          Tax Basis      Tax Basis
                                                         Unrealized     Unrealized
                                                        Appreciation   Depreciation
                                                        ------------   ------------
Munder Accelerating Growth Fund .....................  $  31,295,908    $ 3,167,540
Munder Balanced Fund ................................     12,396,437        990,382
Munder Growth & Income Fund .........................     52,751,824      1,081,848
Munder Index 500 Fund ...............................    158,431,540      6,438,981
Munder International Equity Fund ....................     41,806,502     21,176,468
Munder Micro-Cap Equity Fund ........................      2,676,714      1,952,076
Munder Mid-Cap Growth Fund ..........................      3,479,850      2,457,948
Munder Multi-Season Growth Fund .....................    206,208,595      9,027,558
Munder Real Estate Equity Investment Fund ...........     17,138,182         95,435
Munder Small-Cap Value Fund .........................     19,817,811      2,474,402
Munder Small Company Growth Fund ....................     61,369,989     13,781,159
Munder Value Fund ...................................     18,854,246      1,569,823
Munder Framlington Emerging Markets Fund ............      1,288,866      6,208,847
Munder Framlington Healthcare Fund ..................      1,597,586      1,102,362
Munder Framlington International Growth Fund ........      3,376,489      5,571,940
Munder Bond Fund ....................................      3,813,371        819,460
Munder Intermediate Bond Fund .......................      6,500,823      1,665,396
Munder International Bond Fund ......................        218,522      2,374,258
Munder U.S. Government Income Fund ..................      6,383,210        482,914
Munder Michigan Triple Tax-Free Bond Fund ...........      2,508,667         --
Munder Tax-Free Bond Fund ...........................     13,748,473         --
Munder Tax-Free Intermediate Bond Fund ..............      9,719,104         --
Munder Short Term Treasury Fund .....................        193,038         --

5. Geographic and Industry Concentration

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Triple Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      The Munder International Equity Fund and the Munder International Bond Fund primarily invest in foreign securities and the Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest as least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Capital Loss Carryforwards

      As determined at December 31, 1997, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                       Expiring   Expiring   Expiring   Expiring    Expiring     Expiring      Expiring
                                         1998       1999       2000       2001        2002         2003          2005
                                       --------   --------   --------   --------    --------     --------      --------
Munder Bond Fund  ..................      --         --         --         --      $  857,708   $ 3,430,654   $   978,938
Munder Intermediate Bond Fund  .....      --         --         --         --       1,509,730    10,362,763    11,240,318
Munder Cash Investment Fund  .......      --     $  3,301    $ 1,650       --           --           --            --
Munder Tax-Free Money Market Fund  .   $11,123     20,091     57,257    $39,684        15,088        12,291        --

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Richard H. Rose, Assistant Treasurer
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Teresa M.R. Hamlin, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNK97

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)


                                                                  Semi-Annual
                                                                       Report



The Munder Funds
Investments                                                 DECEMBER 31, 1997
for all seasons


                                                              THE NETNET FUND

The Munder Funds
    Letter to shareholders


                                                                   "This Fund
                                                           provides us all an
                                                               opportunity to
                                                           invest directly in
                                                              a vision of our
                                                                     future."


DEAR FELLOW SHAREHOLDER:


     We are gratified by your support of the NetNet Fund. The Fund is a little over one year old, and we are pleased with its past performance, as well as enthused about the future of the Internet and Internet technology.


     This Fund provides us all an opportunity to invest directly in a vision of our future. Filtering through all the new technology and potential uses for the Internet has been exhilarating as we have identified many different types of companies that are moving our nation into uncharted territories. The
Fund's portfolio is detailed later in this report. In it you will see that this Fund focuses on more than just Internet technology companies. In addition to Internet technology, there are also a variety of other companies that seek to capitalize on the Internet.


     The Internet is developing new applications for technology at a rapid pace. Examples of these developments included intelligent agents that allow the user to seek out product information, prices, find vacation destination, book flights, rent cars and hotel rooms or suggest restaurants and other points of interest at the best prices possible. On-line commerce is also a developing area. We believe the businesses that will electronically bring consumer goods into the home and the industries that will facilitate these transactions are providing great investment opportunities. The NetNet Fund has begun to invest in these second wave companies and in the companies that will provide these technologies to the wired community. We look forward to capitalizing on all these exciting developments in this Fund. In fact, with our transfer agent, we will be able to offer on-line capabilities to NetNet Fund shareholders by the end of 1998.


     We hope you are as excited as we are to participate in the growth of the Internet and related industries. If you have any questions about your investment or would like to communicate with the NetNet investment team, feel free to contact us though our website at http://netnet.munder.com



Very truly yours,


/s/ Lee Munder
Lee Munder, President
 NETNET

Table of
     Contents
-----------------------------------------------------------------------------


FUND OVERVIEW
            iii   NetNet Fund
PORTFOLIO OF INVESTMENTS --
            1     NetNet Fund
            4     Financial Statements
            7     Financial Highlights
            8     Notes to Financial Statements


Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion of
   Fund Performance

-----------------------------------------------------------------------------

The Investment Environment

      The U.S. economy provided a strong foundation for the financial markets during 1997. At year-end, the unemployment rate and the budget deficit were at 24-year lows and inflation remained at its lowest point in over a decade. This benign economic environment led to declining interest rates during 1997 and corporate profits that have shown stronger and more sustained growth than ever before. Although economic growth was stronger than anticipated at the start of the year, inflationary pressures remained minimal. The Consumer Price Index increased by only 1.7% for 1997, the lowest rate of increase since 1986.

      While the current economic environment remains positive, investors are now focused on the potential impact of the turmoil in Southeast Asia on the U.S. economy. The devaluation of Asian currencies and falling import prices will help to keep U.S. inflation in check. What remains to be seen is the impact on overall corporate profits and U.S. economic growth. At this point, the U.S. labor market remains tight and most analysts anticipate that the U.S. economy will grow by 2.0% to 2.5% in 1998. The still-developing Asian situation, however, is the major wild card for the economy in 1998.

Stock Market Overview

      The S&P 500 Index (the "S&P 500") generated a return of 2.87% for the fourth quarter of 1997, setting a record for twelve consecutive positive quarters. With a 33.36% return for the year ended December 31, 1997, the S&P 500 exhibited the strongest three-year period in market history. The S&P 500 had a return of 10.61% for the six-month period ended December 31, 1997.

      The positive performance in the second half of 1997 came about in very different ways. In the third quarter small capitalization stocks led the charge with the Russell 2000 Index increasing at an impressive 14.9%, while the S&P 500 grew at only 7.5%. This story was reversed in the fourth quarter with a resurgence in the largest domestic stocks, which were viewed as a safe haven in the face of tumultuous and negative Southeast Asian markets. The fourth quarter was less kind to other sectors of the stock market. International markets, measured by the Morgan Stanley EAFE Index, declined by 7.77% in reaction to events in the Asian region in the fourth quarter. Small company stocks, measured by the NASDAQ Composite, fell by 6.8% during the fourth quarter.

      One of the most notable events during the fourth quarter of 1997 was the shift in the focus of investors from domestic concerns, such as the extent of inflationary pressures and Federal Reserve policy, to the international arena. The turmoil in Southeast Asian markets began during the summer, as the speculative bubble in property in that region began to unwind. The result was lower real growth prospects for countries in Southeast Asia, along with balance of payments problems, currency instability and mounting problems with loan repayments. Concerns about the impact of these developments on both the global and the U.S. economy led to increased volatility during the fourth quarter. Stock market fluctuations included a 554 point drop in the Dow Jones average on October 27th as the problems in Southeast Asia spread to the Hong Kong market. These fourth quarter ups and downs in the market helped to make 1997 the most volatile year in the stock market since 1987.

-----------------------------------------------------------------------------

      Lower interest rates and continued good news on inflation will be a positive for the stock market. However, favorable news from the economy will be offset to some extent by concerns about the impact of the events in Southeast Asia on U.S. corporate profits. Since current stock prices reflect a fairly optimistic earnings outlook, there is little room for earnings disappointments or rising interest rates. We anticipate a choppy trading range environment until Southeast Asian markets stabilize and investors can better gauge the effects of the weakened Asian economies on global and U.S. markets.

      We are emphasizing those stocks that should perform well in the more mature phase of this expansion. Given a more difficult earnings environment in 1998, and the increased uncertainty in Asian financial and currency markets, companies that can generate consistent and steadily growing earnings should provide investors the best relative performance.

NETNET FUND

Fund Manager: The NetNet Fund Committee

      The Fund earned a return of 28.91% for the six-month period ended December 31, 1997. This compares to the return of (2.43)% for the Interactive Week Internet Index 100 and an average return of 2.11% for the Lipper universe of science and technology funds for the same time period. In addition to the three-month and one-year periods ended December 31, 1997, the Fund has also earned above-average returns for the one-month, six-month and nine-month periods ended December 31, 1997.

      The Fund continues to focus on a number of strategies. The financial sector is emphasized in the Fund because of its role as one of the earliest to adopt Internet technology. Holdings in this sector include Schwab, E*Trade and Ameritrade. We anticipate that companies, like Check Point Software, that are focused on security software and hardware addressing the concerns of companies building Intranets, may be positioned to generate strong results. Companies that are helping corporate America through decisions relating to Internet and Intranet activities may also benefit from the growth in these sectors. These companies include Forrester Research, the Gartner Group and Meta Group. Finally, non-technology companies, such as Cendant and UOL Publishing, may benefit by leveraging their business strategies through use of the Internet.

                    [ This Page Intentionally Left Blank ]

NetNet Fund
      Portfolio of Investments, December 31, 1997 (Unaudited)
-----------------------------------------------------------------------------

     Shares                                                                               Value
     ------                                                                               -----
COMMON STOCKS -- 93.5%
                  Commercial Services -- 7.3%
        5,050     Cendant Corporation+                                                $    173,594
        4,500     META Group, Inc.+                                                         99,000
        6,700     ProSoft I-Net Solutions, Inc.+                                            68,675
                                                                                      ------------
                                                                                           341,269
                                                                                      ------------
                  Computer Equipment -- 4.2%
        1,100     Dell Computer Corporation+                                                92,400
        2,900     Security Dynamics Technologies, Inc.+                                    103,675
                                                                                      ------------
                                                                                           196,075
                                                                                      ------------
                  Computer Services -- 14.3%
        6,100     Checkfree Corporation+                                                   164,700
        5,700     Forrester Research, Inc.+                                                129,675
        5,000     Gartner Group, Inc.+                                                     186,250
        3,450     Oracle Corporation+                                                       76,978
        2,900     Sun Microsystems, Inc.+                                                  115,638
                                                                                      ------------
                                                                                           673,241
                                                                                      ------------
                  Computer Software -- 10.9%
        6,600     AXENT Technologies, Inc.+                                                113,850
        1,900     Check Point Software Technologies Ltd.+                                   77,425
        1,200     Microsoft Corporation+                                                   155,100
        3,400     Transaction Systems Architects, Inc.+                                    129,200
        3,800     Trusted Information Systems, Inc.+                                        38,000
                                                                                      ------------
                                                                                           513,575
                                                                                      ------------
                  Consulting Services -- 2.3%
        7,000     Diamond Technology Partners, Inc.+                                       108,500
                                                                                      ------------
                  Financial Services -- 9.0%
        3,800     AmeriTrade Holding Corporation+                                          111,150
        4,050     Charles Schwab Corporation                                               169,847
        6,200     E*TRADE Group, Inc.+                                                     142,600
                                                                                      ------------
                                                                                           423,597
                                                                                      ------------
                  Internet Content -- 2.5%
        4,000     C/NET, Inc.+                                                             118,000
                                                                                      ------------
                  Internet Software -- 4.3%
       20,000     Brilliant Digital Entertainment, Inc.+                                    93,750
        2,600     Lycos, Inc.+                                                             107,575
           10     Netscape Communications Corporation+                                         244
           10     Siebel Systems, Inc.+                                                        432
                                                                                      ------------
                                                                                           202,001
                                                                                      ------------

                      See Notes to Financial Statements.

                                      1

NetNet Fund
      Portfolio of Investments, December 31, 1997 (Unaudited)
             (Continued)
-----------------------------------------------------------------------------

     Shares                                                                               Value
     ------                                                                               -----
COMMON STOCKS -- (Continued)
                  Network Software -- 4.0%
        6,600     CyberMedia, Inc.+                                                   $     99,413
        3,600     NetSpeak Corporation+                                                     90,450
                                                                                      ------------
                                                                                           189,863
                                                                                      ------------
                  Networking Products -- 7.2%
        2,700     Cisco Systems, Inc.+                                                     150,525
        8,200     Information Resources Engineering, Inc.+                                  49,456
        8,000     MMC Networks, Inc.+                                                      136,000
                                                                                      ------------
                                                                                           335,981
                                                                                      ------------
                  Publishing -- 3.3%
        4,100     CMP Media, Inc.+                                                          70,725
        5,100     UOL Publishing, Inc.+                                                     84,150
                                                                                      ------------
                                                                                           154,875
                                                                                      ------------
                  Retail-On-Line -- 5.8%
        1,500     Amazon.com, Inc.+                                                         90,375
        6,800     N2K, Inc.+                                                                99,450
       22,500     Shop At Home, Inc.+                                                       82,969
                                                                                      ------------
                                                                                           272,794
                                                                                      ------------
                  Semiconductors -- 7.3%
        9,600     Applied Micro Circuits Corporation+                                      118,800
        3,700     Galileo Technology Ltd.+                                                 106,837
        1,700     Intel Corporation                                                        119,425
                                                                                      ------------
                                                                                           345,062
                                                                                      ------------
                  Telecommunications Equipment -- 6.7%
        2,400     Ascend Communications, Inc.+                                              58,800
        6,800     Inter-Tel, Inc.                                                          131,750
        5,000     WinStar Communications, Inc.+                                            124,687
                                                                                      ------------
                                                                                           315,237
                                                                                      ------------
                  Telephone - Long Distance -- 4.4%
        2,200     MCI Communications Corporation                                            94,187
        3,700     WorldCom, Inc.+                                                          111,925
                                                                                      ------------
                                                                                           206,112
                                                                                      ------------
                  TOTAL COMMON STOCK
                  (Cost $4,334,935)                                                      4,396,182
                                                                                      ------------

                      See Notes to Financial Statements.

NetNet Fund
      Portfolio of Investments, December 31, 1997 (Unaudited)
             (Continued)
-----------------------------------------------------------------------------

    Principal
     Amount                                                                               Value
    ----------                                                                            -----
REPURCHASE AGREEMENT -- 6.0% (Cost $282,000)
     $282,000     Agreement with State Street Bank and Trust
                  Company, 6.000% dated 12/31/1997, to be
                  repurchased at $282,094 on 01/02/1998,
                  collateralized by $285,000 U.S. Treasury Note,
                  5.875% maturing 01/31/1999 (value $292,451).                        $    282,000
                                                                                      ------------
TOTAL INVESTMENTS (Cost $4,616,935*)                                        99.5%        4,678,182
OTHER ASSETS AND LIABILITIES (Net)                                           0.5            23,945
                                                                        --------      ------------
NET ASSETS                                                                 100.0%     $  4,702,127
                                                                        ========      ============


---------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security

                      See Notes to Financial Statements.

 NetNet Fund
      Statements of Assets and Liabilities, December 31, 1997 (Unaudited)

-----------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost $4,616,935)
 See accompanying schedules:
      Securities ...........................................   $ 4,396,182
      Repurchase agreement .................................       282,000
                                                               -----------
Total investments ..........................................     4,678,182
Cash .......................................................           159
Interest receivable ........................................            47
Dividends receivable .......................................            68
Unamortized organization costs .............................        20,500
Prepaid expenses ...........................................         6,084
Receivable from advisor ....................................        12,285
                                                               -----------
   Total Assets ............................................     4,717,325
                                                               -----------

LIABILITIES:
Custodian fees payable .....................................         4,379
Investment advisory fee payable ............................         3,839
Payable for Fund shares redeemed ...........................         2,215
Administration fee payable .................................           417
Accrued Directors' fees and expenses .......................            20
Accrued expenses and other payables ........................         4,328
                                                               -----------
   Total Liabilities .......................................        15,198
                                                               -----------

NET ASSETS .................................................   $ 4,702,127
                                                               ===========

NET ASSETS consist of:
Accumulated net investment loss ............................   $    (9,480)
Accumulated net realized gain on investments sold ..........       155,615
Net unrealized appreciation of investments .................        61,247
Par value ..................................................         3,310
Paid-in capital in excess of par value .....................     4,491,435
                                                               -----------
   Total Net Assets ........................................   $ 4,702,127
                                                               ===========

NET ASSET VALUE offering and redemption price per share
   ($4,702,127 / 330,983 shares of common stock outstanding)   $     14.21
                                                               ===========

                      See Notes to Financial Statements.
                                      4

NetNet Fund
      Statement of Operations, Period Ended December 31, 1997 (Unaudited)

-----------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.......................................................    $ 12,085
Dividends ......................................................      2,279
                                                                   --------
   Total investment income .....................................     14,364
                                                                   --------

EXPENSES:
Investment advisory fee ........................................     19,261
Registration and filing fees ...................................      6,436
Distribution and shareholder servicing fees ....................      4,815
Custodian fees .................................................      4,224
Amortization of organization costs .............................      2,795
Administration fee .............................................      2,078
Legal and audit fees ...........................................        468
Transfer agent fee .............................................        376
Directors' fees and expenses ...................................         58
Other ..........................................................      3,938
                                                                   --------
   Total Expenses ..............................................     44,449
                                                                   --------
Fees waived by the distributor and expenses reimbursed by the
   investment advisor ..........................................    (20,370)
                                                                   --------
   Net Expenses ................................................     24,079
                                                                   --------
NET INVESTMENT LOSS ............................................     (9,715)
                                                                   --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions ...................    639,864
Net change in unrealized appreciation of securities ............     52,233
                                                                   --------
Net realized and unrealized gain on investments ................    692,097
                                                                   --------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS....................................................    $ 682,382
                                                                   ========

                      See Notes to Financial Statements.



NetNet Fund
      Statement of Changes in Net Assets

-----------------------------------------------------------------------------


                                                         Period Ended       Period
                                                       December 31, 1997     Ended
                                                          (Unaudited)     June 30, 1997(a)
                                                       --------------     ----------------
Net investment loss ...................................   $    (9,715)   $    (4,766)
Net realized gain on investments sold .................       639,864        172,090
Net change in unrealized appreciation of investments ..        52,233          9,014
                                                          -----------    -----------

Net increase in net assets resulting from operations ..       682,382        176,338
Distributions to shareholders from net realized gains .      (625,956)       (30,383)
Net increase in net assets from Fund share transactions     3,186,425      1,313,321
                                                          -----------    -----------
Net increase in net assets ............................     3,242,851      1,459,276
NET ASSETS:
Beginning of period ...................................     1,459,276              0
                                                          -----------    -----------

End of period .........................................   $ 4,702,127    $ 1,459,276
                                                          ===========    ===========

Accumulated net investment income (loss) of: ..........   $    (9,480)   $       235
                                                          ===========    ===========

---------
(a) NetNet Fund commenced operations on August 19, 1996.


                      See Notes to Financial Statements.

NetNet Fund
     Financial Highlights, For a Share Outstanding Throughout Each Period

-----------------------------------------------------------------------------

                                                        Period
                                                         Ended            Period
                                                       12/31/97            Ended
                                                      (Unaudited)       6/30/97 (a)
                                                      -----------       -----------
Net asset value, beginning of period .............   $        12.79         $ 10.00
                                                     --------------  --------------
Income from investment operations:
Net investment loss ..............................            (0.03)          (0.04)
Net realized and unrealized gain on investments ..             3.65            3.15
                                                     --------------  --------------
Total from investment operations .................             3.62            3.11
                                                     --------------  --------------
Less distributions:
Distributions from net realized gains ............            (2.20)          (0.32)
                                                     --------------  --------------
Total distributions ..............................            (2.20)          (0.32)
                                                     --------------  --------------
Net asset value, end of period ...................   $        14.21         $ 12.79
                                                     ==============  ==============
Total return (b) .................................            28.90%          31.14%
                                                     ==============  ==============

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .............   $        4,702         $ 1,459
Ratio of operating expenses to average net assets              1.25%(c)        1.48%(c)
Ratio of net investment loss to average net assets            (0.50)%(c)      (0.48)%(c)
Portfolio turnover rate ..........................                82%           195%
Ratio of operating expenses to average net assets
   without waivers and expenses reimbursed .......              2.31%(c)       4.57% (c)
Average commission rate (d) ......................   $         0.0600       $0.0468

---------
(a) NetNet Fund commenced operations on August 19, 1996. (b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Average commission rate paid per share of securities purchased and sold by the Fund.

                      See Notes to Financial Statements.

NetNet Fund
      Notes To Financial Statements, December 31, 1997

-----------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, which was organized as a Maryland corporation on November 18, 1992. MFI consists of 13 portfolios currently in operation. Information presented in this financial statement pertains to the NetNet Fund (the "Fund") which commenced operations on August 19, 1996. The financial statements for the other remaining funds of MFI are presented in separate reports.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by Munder Capital Management (the "Advisor"), under the supervision of the Board of Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis unless the Board of Directors determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or on the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

NetNet Fund
      Notes To Financial Statements, December 31, 1997
                    (Continued)

-----------------------------------------------------------------------------

      Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid at least annually. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.


      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Administrator, Custodian, Transfer Agent and Other Related Party Transactions

      Munder Capital Management, an independent investment management firm, serves as the Fund's investment advisor. For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, at an annual rate of 1.00% of the value of its average daily net assets. The Advisor reimbursed $15,555 in expenses, payable by the Fund, for the period ended December 31, 1997, as reflected in the Statement of Operations.

      Funds Distributor, Inc. ("FDI" or the "Distributor") entered into Sub-Administration Agreements with First Data Investor Services Group prior to November 1, 1997 and State Street Bank & Trust Company after October 31, 1997, under which FDI provides certain administrative services with respect to the Fund. FDI's fee for these services is paid for by the administrator out of its own resources at no additional cost to the Fund.

      Comerica Bank ("Comerica") provides certain custodian and shareholder services to the Fund. Prior to November 1, 1997, Comerica received as compensation for its custodian services fees, based on the aggregate average daily net assets of the Fund (other than assets invested in investment portfolios advised by the Advisor) and certain other investment portfolios advised by the Advisor for which Comerica provided services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. Comerica earned $824 for its services as Custodian to the Fund through October 31, 1997. After October 31, 1997, no compensation was paid to Comerica for its services as custodian to the funds. As of November 1, 1997 State Street Bank & Trust Company became the sub-custodian to the Fund. For its services as sub-custodian, State Street receives a fee based on the aggregate average daily net assets of the Fund and certain other investment portfolios advised by the Advisor for which State Street provides custodial services, as well as certain transaction based fees. As of November 1, 1997, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Fund beneficially owned by Comerica and its customers, as compensation for certain shareholder services provided by Comerica to the Fund.

      Each Director of MFI is paid an aggregate fee consisting of a $20,000 annual retainer for services in such capacity plus $1,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as a Board member of MFI, The Munder Funds Trust, St. Clair Funds, Inc. and Munder Framlington. Funds Trust. The Directors are also reimbursed for any expenses incurred by them in connection with

NetNet Fund
      Notes To Financial Statements, December 31, 1997
                    (Continued)

-----------------------------------------------------------------------------

their duties as Directors. No officer, director or employee of the Advisor, Comerica, FDI or Investor Services Group currently receives any compensation from MFI.

3.    Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b- 1, adopted by the Securities and Exchange Commission under the 1940 Act. Under the Plan, the Distributor is paid a service fee at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund. The Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organization") who provide shareholder services for the Fund. The Plan also permits payments to be made by the Fund to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Fund). For the period ended December 31, 1997, the Distributor waived $4,815 in distribution and service fees.

4.    Securities Transactions

      Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $5,183,071 and $2,660,270 for the period ended December 31, 1997.

      At December 31. 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $506,454 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $445,207.


5.    Common Stock

      At December 31, 1997, fifty million (50,000,000) shares of $ .01 par value common stock were authorized for the Fund. Changes in common stock for the Fund were as follows:

                                Period Ended                 Period Ended
                                   12/31/97                     6/30/97
                            ----------------------        -----------------------
                             Shares        Amount          Shares        Amount
                             ------        ------          ------        ------
Sold .................       176,926    $ 2,647,236        119,364    $ 1,368,783
Issued as reinvestment        44,816        614,875          2,413         29,969
Redeemed .............        (4,866)       (75,686)        (7,670)       (85,431)
                         -----------    -----------    -----------    -----------
Net increase .........       216,876    $ 3,186,425        114,107    $ 1,313,321
                         ===========    ===========    ===========    ===========

NetNet Fund
      Notes To Financial Statements, December 31, 1997
                    (Continued)

-----------------------------------------------------------------------------

6.    Industry Concentration

      The Fund primarily invests in equity securities of foreign and domestic companies engaged in Internet and Intranet related businesses. The value of Fund shares will be especially susceptible to factors affecting companies engaged in Internet and Intranet related activities. These industries may be subject to greater governmental regulation than many other industries and changes in governmental policies, and the need for regulatory approvals may have a material effect on the products and services of these industries.

7.    Organizational Costs

      Expenses incurred in connection with the organization of the Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, will be amortized on a straight-line basis over a period of 5 years from commencement of operations.

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Richard H. Rose, Assistant Treasurer
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Teresa M.R. Hamlin, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNNET97

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                        CLASS A, B & Y SHARES

                                                                  Semi-Annual
                                                                       Report



The Munder Funds
Investments                                                 DECEMBER 31, 1997
for all seasons


                                                   THE MUNDER LIFESTYLES FUND
                                                                   All-Season
                                                          All-Season Moderate
                                                        All-Season Aggressive

The Munder Funds
     Letter to shareholders
                                                           "These Funds were
                                                        designed to provide a
                                                           one-stop financial
                                                         solution to overcome
                                                               the three most
                                                   critical, yet intimidating
                                                     investment decisions for
                                                        potential investors."
DEAR FELLOW SHAREHOLDERS:

     We are pleased to present to you for the Munder All-Season Funds, a lineup of "Lifestyle Funds" comprised of the All-Season Aggressive Fund, Moderate Fund and the Conservative Fund. These 'Lifestyle' Funds, are designed to address a shareholder's asset allocation needs within the workings of one Fund. These Funds were designed to provide a one-stop financial solution to overcome the three most critical, yet intimidating investment decisions for potential investors. They are:


     1. In what types of assets should I invest (stocks, bonds, cash, etc.)?
     2. What investment style should I select (growth, value, international, small cap, etc.)?
     3. When do I switch my commitments to these areas?


     Each Fund holds shares of other Funds in the Munder Funds Family. The mix of stocks, bonds, and cash equivalents are set within ranges based upon each Fund's primary objective and the defined goals of a conservative, moderate and aggressive investor. At December 31, 1997 the allocations were as follows:


                       Equities          Fixed Income        Cash Equivalents
                       --------          ------------        ----------------
Aggressive Fund          98.20%             0.00%                1.80%
Moderate Fund            78.28%            19.25%                2.48%
Conservative Fund        45.99%            53.89%                0.12%


     Within the equity portion we allocate between growth and value stocks as well as large versus small-cap stocks in order to maximize shareholder value while seeking to minimize relative risk. We are able to effectively do this since we also have a complete historic understanding of the risk characteristics of each of the underlying Munder Funds into which the All-Season Funds invest. We believe that these Funds offer a compelling solution for the individual investor who lacks either the time, expertise or interest to select a complementary host of Funds available from the vast selection available in the market.


     We have been pleased with each Fund's performance since inception on April 3, 1997. We look forward to more success with these Funds. If you have any questions about these Funds, please contact your financial representative or contact us through our website at http://www.munder.com.



Very truly yours,



/s/ Lee Munder
Lee Munder, President

 ALL SEASON

Table of
Contents

-----------------------------------------------------------------------------
FUNDS OVERVIEW
            iv   Munder All-Season Conservative Fund
            iv   Munder All-Season Moderate Fund
            iv   Munder All-Season Aggressive Fund
PORTFOLIO OF INVESTMENTS --
            1    Munder All-Season Conservative Fund
            2    Munder All-Season Moderate Fund
            3    Munder All-Season Aggressive Fund
            4    Financial Statements
            9    Financial Highlights
            13   Notes to Financial Statements


Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion of
   Fund Performance
-----------------------------------------------------------------------------

The Investment Environment

      The U.S. economy provided a strong foundation for the financial markets during 1997. At year-end, the unemployment rate and the budget deficit were at 24-year lows and inflation remained at its lowest point in over a decade. This benign economic environment led to declining interest rates during 1997 and corporate profits that have shown stronger and more sustained growth than ever before. Although economic growth was stronger than anticipated at the start of the year, inflationary pressures remained minimal. The Consumer Price Index increased by only 1.7% for 1997, the lowest rate of increase since 1986.

      While the current economic environment remains positive, investors are now focused on the potential impact of the turmoil in Southeast Asia on the U.S. economy. The devaluation of Asian currencies and falling import prices will help to keep U.S. inflation in check. What remains to be seen is the impact on overall corporate profits and U.S. economic growth. At this point, the U.S. labor market remains tight and most analysts anticipate that the U.S. economy will grow by 2.0% to 2.5% in 1998. The still-developing Asian situation, however, is the major wild card for the economy in 1998.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of class Y shares, net of Fund expenses.

The Stock Market

      The S&P 500 Index (the "S&P 500") generated a return of 2.87% for the fourth quarter of 1997, setting a record for twelve consecutive positive quarters. With a 33.36% return for the year ended December 31, 1997, the S&P 500 exhibited the strongest three-year period in market history. The S&P 500 had a return of 10.61% for the six-month period ended December 31, 1997.

      The positive performance in the second half of 1997 came about in very different ways. In the third quarter small capitalization stocks led the charge with the Russell 2000 Index increasing at an impressive 14.9%, while the S&P 500 grew at only 7.5%. This story was reversed in the fourth quarter with a resurgence in the largest domestic stocks, which were viewed as a safe haven in the face of tumultuous and negative Southeast Asian markets. The fourth quarter was less kind to other sectors of the stock market. International markets, measured by the Morgan Stanley EAFE Index, declined by 7.77% in reaction to events in the Asian region in the fourth quarter. Small company stocks, measured by the NASDAQ Composite, fell by 6.8% during the fourth quarter.

      One of the most notable events during the fourth quarter of 1997 was the shift in the focus of investors from domestic concerns, such as the extent of inflationary pressures and Federal Reserve policy, to the international arena. The turmoil in Southeast Asian markets began during the summer, as the speculative bubble in property in that region began to unwind. The result was lower real growth prospects for countries in Southeast Asia, along with balance of payments problems, currency instability and mounting problems with loan repayments. Concerns about the impact of these developments on both the global and the U.S. economy led to increased volatility during the fourth quarter. Stock market fluctuations included a 554 point drop in the Dow Jones average on

-----------------------------------------------------------------------------

October 27th as the problems in Southeast Asia spread to the Hong Kong market. These fourth quarter ups and downs in the market helped to make 1997 the most volatile year in the stock market since 1987.

      Lower interest rates and continued good news on inflation will be a positive for the stock market. However, favorable news from the economy will be offset to some extent by concerns about the impact of the events in Southeast Asia on U.S. corporate profits. Since current stock prices reflect a fairly optimistic earnings outlook, there is little room for earnings disappointments or rising interest rates. We anticipate a choppy trading range environment until Southeast Asian markets stabilize and investors can better gauge the effects of the weakened Asian economies on global and U.S. markets.

      We are emphasizing those stocks that should perform well in the more mature phase of this expansion. Given a more difficult earnings environment in 1998, and the increased uncertainty in Asian financial and currency markets, companies that can generate consistent and steadily growing earnings should provide investors the best relative performance.

The Bond Market

      During the fourth quarter of 1997, the focus of the financial markets was primarily on the developing crisis in Southeast Asia. This crisis, which began in the region's currency markets, spread to Asian equity markets. As usually happens during periods of volatility in international markets, the U.S. Treasury market benefited from its "safe haven" status. Additionally, the U.S. fixed income market as a whole began to look more attractive to investors on a fundamental basis. This was because the devaluation of foreign currencies had the potential to lead to lower U.S. inflation through lower import prices, allowing the Federal Reserve to hold short-term rates steady. Until the events in Southeast Asia, investors had anticipated at least a modest tightening in rates by the Federal Reserve.

      During the fourth quarter, rates on the 30 year Treasury bond fell from 6.41% to 5.93%, a decline of almost one-half of a percentage point. Short-term rates fell by a smaller 0.15 of a percentage point. The result was a narrowing of the gap between shorter-term and longer-term rates.

      U.S. Treasury bonds were the best performing asset class in the U.S. fixed income market during the fourth quarter of 1997. The performance of corporate bonds, which had experienced strong returns earlier in the year, was hurt primarily by the weak performance of debt issued by Asian governments and corporations. For example, the Government of Korea had been the sixth largest issuer of investment grade corporate debt denominated in U.S. dollars. (Note: Debt issued by foreign governments is included in the corporate bond sector.) Korean debt began the fourth quarter with yields of approximately 7.9%. By the end of the quarter, the yield on Korean debt had jumped to almost 13% with a corresponding decline in price and had moved from investment grade to junk bond status. Other corporate bonds also experienced rising yields and declining prices for the fourth quarter as the market began to price in a higher risk premium for the sector as a whole.

-----------------------------------------------------------------------------

      Mortgage-backed securities underperformed during the fourth quarter as a lower interest rate environment led to expectations of faster pre-payments and therefore a significantly shorter expected maturity for these securities. Heavy homeowner refinancing is expected as home mortgage rates fell to their lowest level since late 1993.

      Munder Capital Management has always maintained a focus on high quality fixed income issues. Given the current volatility in the financial markets, we anticipate that high quality debt will be increasingly rewarded a premium by other investors as well.

MUNDER ALL-SEASON CONSERVATIVE FUND
MUNDER ALL-SEASON MODERATE FUND
MUNDER ALL-SEASON AGGRESSIVE FUND

Fund Manager: Gerald L. Seizert, CFA

      The Munder Lifestyle Funds began operation on April 3, 1997. These Funds are designed for investors who seek a diversified portfolio with a targeted level of risk. Each Fund is made up primarily of shares of other Munder Funds. The asset mix is carefully chosen on the basis of Munder Capital Management's proprietary asset allocation process. The degree of exposure to each market sector and investment style is carefully set to reflect the appropriate risk and return level targeted for each Fund.

      The Munder All-Season Conservative Fund is the most conservative or defensive of the Munder Lifestyle Funds. As of December 31, 1997, the Fund had an asset allocation of 46% equities, 54% fixed income and 0% cash equivalents. The Fund earned a return of 6.71% for the six-month period ended December 31, 1997, relative to the 6.72% average return for the Lipper income universe. Given the difficult fourth quarter, it is not surprising that the Conservative Fund, with the most defensive equity positioning and the highest exposure to bonds, had the best relative performance of the Lifestyle Funds for the quarter. While it trails its more aggressive Lifestyle counterparts for the six-month period ended December 31, 1997, its smaller exposure to international markets and smaller company stocks was a positive during the fourth quarter.

      The Munder All-Season Moderate Fund is a moderate risk Lifestyle Fund. As of December 31, 1997 the Fund had an asset allocation of 78% equities, 19% fixed income and 3% cash equivalents. For the six-month period ended December 31, 1997, the Fund earned a return of 9.74% relative to the 7.37% average return for the Lipper universe of flexible portfolios. The Fund has earned above-average returns for the one-month and six-month periods ended December 31, 1997. The turmoil in Asian markets led to negative performance for both the emerging market and international segments of the global stock market. In addition, a flight to safety led investors to focus on large company stocks as opposed to smaller capitalization companies. Compared to the All-Season Aggressive Fund, the Moderate Fund has a smaller exposure to the small company, emerging markets and international segments of the stock market. This helped the Fund during the difficult fourth quarter. In addition, the Fund's exposure to bonds also boosted performance relative to the All-Season Aggressive Fund.

      The Munder All-Season Aggressive Fund is the most aggressive of the Munder Lifestyle Funds. As of December 31, 1997 it had an allocation of 98% equities, 0% fixed income and 2%

-----------------------------------------------------------------------------

cash equivalents. For the six-month period ended December 31, 1997, the Fund earned a return of 9.49% relative to the 7.37% average return for the Lipper flexible portfolio universe. The Fund has earned above-average returns for the six-month period ended December 31, 1997. The portfolio experienced a difficult fourth quarter. As the turmoil in Asian currency and financial markets led to concerns about other emerging and international markets, returns for these market segments turned negative. The flight to large company stocks also caused performance to lag, since the Fund has a tilt toward smaller company issues. Historically, smaller capitalization stocks have done relatively well in January. We are therefore maintaining the Fund's small cap tilt to capture this "January effect." Our bias towards growth versus value remains in place as slowing earnings growth generally makes this sector the most attractive.

                    [ This Page Intentionally Left Blank]

Munder All-Season Conservative Fund
      Portfolio of Investments, December 31, 1997 (Unaudited)



     Shares                                                                               Value
     ------                                                                               -----
INVESTMENT COMPANY SECURITIES -- 81.5%
          385     Framlington International Growth Fund, Class Y                      $      3,918
        1,385     Munder Bond Fund, Class Y                                                 13,694
          137     Munder Cash Investment Fund, Class Y                                         137
        4,946     Munder Intermediate Bond Fund, Class Y                                    46,788
          980     Munder Multi-Season Growth Fund, Class Y                                  18,935
          378     Munder Real Estate Equity Investment Fund, Class Y                         6,110
          716     Munder Small-Cap Value Fund, Class Y                                       9,877
          201     Munder Small Company Growth Fund, Class Y                                  4,146
          583     Munder Value Fund, Class Y                                                 8,627
                                                                                      ------------
                  TOTAL INVESTMENT COMPANY SECURITIES
                  (Cost $107,633)                                                          112,232
                                                                                      ------------
TOTAL INVESTMENTS (Cost $107,633*)                                          81.5%          112,232
OTHER ASSETS AND LIABILITIES (Net)                                          18.5            25,430
                                                                        --------      ------------
NET ASSETS                                                                 100.0%     $    137,662
                                                                        ========      ============

---------
  * Aggregate cost for Federal tax purposes.

                      See Notes to Financial Statements.

Munder All-Season Moderate Fund
      Portfolio of Investments, December 31, 1997 (Unaudited)


     Shares                                                                Value
     ------                                                            ------------
INVESTMENT COMPANY SECURITIES -- 96.0%
          992  Framlington Emerging Markets Fund, Class Y              $     10,883
          974  Framlington Healthcare Fund, Class Y                          11,334
        2,598  Framlington International Growth Fund, Class Y                26,397
        9,298  Munder Bond Fund, Class Y                                     91,955
       14,838  Munder Cash Investment Fund, Class Y                          14,838
        2,188  Munder Intermediate Bond Fund, Class Y                        20,698
        1,831  Munder Micro-Cap Equity Fund, Class Y                         30,577
        8,960  Munder Multi-Season Growth Fund, Class Y                     173,115
        1,886  Munder Real Estate Equity Investment Fund, Class Y            30,511
        5,473  Munder Small-Cap Value Fund, Class Y                          75,527
        2,052  Munder Small Company Growth Fund, Class Y                     42,277
        3,016  Munder Value Fund, Class Y                                    44,637
          916  NetNet Fund                                                   13,014
                                                                       ------------
               TOTAL INVESTMENT COMPANY SECURITIES
               (Cost $573,982)                                              585,763
                                                                       ------------

TOTAL INVESTMENTS (Cost $573,982*)                           96.0%          585,763
OTHER ASSETS AND LIABILITIES (Net)                            4.0            24,571
                                                         --------      ------------
NET ASSETS                                                  100.0%     $    610,334
                                                         ========      ============

---------
  * Aggregate cost for Federal tax purposes.


                      See Notes to Financial Statements.



Munder All-Season Aggressive Fund
      Portfolio of Investments, December 31, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------
     Shares                                                                               Value
--------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 100.0%
      284,299     Framlington Emerging Markets Fund, Class Y                          $  3,118,759
      144,279     Framlington Healthcare Fund, Class Y                                   1,679,405
      467,384     Framlington International Growth Fund, Class Y                         4,748,624
      997,334     Munder Cash Investment Fund, Class Y                                     997,334
      235,740     Munder Micro-Cap Equity Fund, Class Y                                  3,936,866
      500,263     Munder Mid-Cap Growth Fund, Class Y                                    5,262,770
      495,526     Munder Multi-Season Growth Fund, Class Y                               9,573,565
      275,198     Munder Real Estate Equity Investment Fund, Class Y                     4,452,707
      601,164     Munder Small-Cap Value Fund, Class Y                                   8,296,060
      273,844     Munder Small Company Growth Fund, Class Y                              5,641,195
      388,410     Munder Value Fund, Class Y                                             5,748,468
      148,098     NetNet Fund                                                            2,104,468
                                                                                      ------------
                  TOTAL INVESTMENT COMPANY SECURITIES
                  (Cost $57,251,178)                                                    55,560,221
                                                                                      ------------
TOTAL INVESTMENTS (Cost $57,251,178*)                                      100.0%       55,560,221
OTHER ASSETS AND LIABILITIES (Net)                                           0.0#           10,619
NET ASSETS                                                                 100.0%     $ 55,570,840
                                                                        ========      ============

---------
  * Aggregate cost for Federal tax purposes.
  # Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.

The Munder Lifestyle Funds
      Statement of Assets and Liabilities, December 31, 1997 (Unaudited)

-------------------------------------------------------------------------------


                                                       Munder            Munder          Munder
                                                      All-Season       All-Season      All-Season
                                                   Conservative Fund  Moderate Fund  Aggressive Fund
                                                   -----------------  -------------  ---------------
ASSETS:
Investments, at value
 (See accompanying schedules) .................   $    112,232    $    585,763     $ 55,560,221
Cash ..........................................             14              90            3,840
Receivable for Fund shares sold ...............           --                43           40,288
Receivable from investment advisor ............           --              --              1,951
Unamortized organization costs ................         28,879          31,903            2,859
Prepaid expenses ..............................          3,492           4,167            3,788
                                                  ------------    ------------     ------------
   Total Assets ...............................        144,617         621,966       55,612,947
                                                  ------------    ------------     ------------

LIABILITIES:
Payable for investments purchased .............             14              90            3,840
Investment advisory fee payable ...............             40             174           16,001
Administration fee payable ....................             74              74               74
Distribution fees payable .....................           --               175               36
Transfer agent fee payable ....................          3,214           3,219            3,629
Custodian fees payable ........................          2,093           5,031            8,001
Payable to investment advisor .................          1,520           2,810             --
Accrued Directors fees and expenses ...........           --                 2              306
Accrued expenses and other payables ...........           --                57           10,220
                                                  ------------    ------------     ------------
   Total Liabilities ..........................          6,955          11,632           42,107
                                                  ------------    ------------     ------------

NET ASSETS ....................................   $    137,662    $    610,334     $ 55,570,840
                                                  ============    ============     ============
Investments at cost ...........................   $    107,633    $    573,982     $ 57,251,178
                                                  ============    ============     ============

NET ASSETS consist of:
Undistributed (distributions in excess of) net
  investment income ...........................   $       (147)   $     (2,233)    $     40,399
Accumulated net realized gain from investments
  sold and underlying funds' distributions ....          2,776          17,581        1,146,259
Net unrealized appreciation (depreciation) of
  investments .................................          4,599          11,781       (1,690,957)
Par value .....................................             13              54            4,636
Paid-in capital in excess of par value ........        130,421         583,151       56,070,503
                                                  ------------    ------------     ------------
NET ASSETS ....................................   $    137,662    $    610,334     $ 55,570,840
                                                  ============    ============     ============

NET ASSETS:
Class A Shares ................................   $       --      $    234,368     $    110,432
                                                  ============    ============     ============
Class Y Shares ................................   $    137,662    $    375,966     $ 55,460,408
                                                  ============    ============     ============
SHARES OUTSTANDING:
Class A Shares ................................           --            20,548            9,209
                                                  ============    ============     ============
Class Y Shares ................................         12,738          33,015        4,626,830
                                                  ============    ============     ============
CLASS A SHARES:
Net asset value and redemption price per share             N/A    $      11.41     $      11.99
                                                  ============    ============     ============
Maximum sales charge ..........................            N/A            5.50%            5.50%
Maximum offering price per share ..............            N/A    $      12.07     $      12.69
                                                  ============    ============     ============
CLASS Y SHARES:
Net asset value, offering price
  and redemption price per share ..............   $      10.81    $      11.39     $      11.99
                                                  ============    ============     ============

                      See Notes to Financial Statements.

The Munder Lifestyle Funds
      Statement of Operations, Period Ended December 31, 1997 (Unaudited)

----------------------------------------------------------------------------


                                                        Munder           Munder          Munder
                                                      All-Season       All-Season      All-Season
                                                   Conservative Fund  Moderate Fund  Aggressive Fund
                                                   -----------------  -------------  ---------------
INVESTMENT INCOME:
Dividends ..........................................   $     2,145    $     4,382    $   198,647
Interest ...........................................           134          1,222         40,507
                                                       -----------    -----------    -----------
   Total investment income .........................         2,279          5,604        239,154
                                                       -----------    -----------    -----------

EXPENSES:
Distribution and shareholder servicing fees
  (Class A Shares) .................................          --              346             36
Investment advisory fee ............................           215            825         76,736
Administration fee .................................        13,611         13,611         13,611
Transfer agent fee .................................        18,288         18,289         19,367
Custodian fees .....................................         2,095          5,039          9,290
Legal and audit fees ...............................             1              6          2,158
Directors' fees and expenses .......................             2              7            663
Amortization of organization costs .................            15             28             79
Registration and filing fees .......................         3,365          4,077         10,502
Other ..............................................          --               33          3,271
                                                       -----------    -----------    -----------
   Total Expenses ..................................        37,592         42,261        135,713
Expenses reimbursed by investment advisor ..........       (37,253)       (40,620)       (15,046)
                                                       -----------    -----------    -----------
   Net Expenses ....................................           339          1,641        120,667
                                                       -----------    -----------    -----------
NET INVESTMENT INCOME ..............................         1,940          3,963        118,487
                                                       -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain from security transactions .......         1,637         16,217        131,962
Net realized gain from underlying funds'
  distributions ....................................         2,712         27,198      2,815,949
Net change in unrealized appreciation/(depreciation)
    of securities ..................................           874         (9,819)    (1,782,957)
                                                       -----------    -----------    -----------
Net realized and unrealized gain on investments ....         5,223         33,596      1,164,954
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................   $     7,163    $    37,559    $ 1,283,441
                                                       ===========    ===========    ===========

                      See Notes to Financial Statements.

The Munder Lifestyle Funds
      Statement of Changes in Net Assets,
      Period Ended December 31, 1997 (Unaudited)

-----------------------------------------------------------------------------


                                                        Munder           Munder          Munder
                                                      All-Season       All-Season      All-Season
                                                   Conservative Fund  Moderate Fund  Aggressive Fund
                                                   -----------------  -------------  ---------------
Net investment income .........................   $      1,940    $      3,963      $    118,487
Net realized gain .............................          4,349          43,415         2,947,911
Net change in unrealized appreciation
  of investments during the period ............            874          (9,819)       (1,782,957)
                                                  ------------    ------------      ------------
Net increase in net assets resulting
from operations ...............................          7,163          37,559         1,283,441
Dividends to shareholders from net
  investment income:
   Class A shares .............................           --            (2,483)              (16)
   Class Y shares .............................         (2,988)         (2,836)          (79,950)
Dividends to shareholders in excess of net
  investment income:
   Class A shares .............................           --              (138)             --
   Class Y shares .............................           (147)         (2,095)             --
Distributions to shareholders from net
  realized gains:
   Class A shares .............................           --           (10,175)           (2,282)
   Class Y shares .............................         (2,267)        (16,462)       (1,799,683)
Net increase in net assets from Fund
  share transactions:
   Class A Shares .............................           --            13,254           114,376
   Class Y Shares .............................         30,404         267,108        54,572,175
                                                  ------------    ------------      ------------
Net increase in net assets ....................         32,165         283,732        54,088,061
NET ASSETS:
Beginning of period ...........................        105,497         326,602         1,482,779
                                                  ------------    ------------      ------------
End of period .................................   $    137,662    $    610,334      $ 55,570,840
                                                  ============    ============      ============
Total Undistributed (Distribution in Excess of)
   Net Income .................................   $       (147)   $     (2,233)     $     40,399
                                                  ============    ============      ============

                      See Notes to Financial Statements.

The Munder Lifestyle Funds
      Statement of Changes - Capital Stock Activity,
      Period Ended December 31, 1997 (Unaudited)

------------------------------------------------------------------------------


                                                        Munder           Munder          Munder
                                                      All-Season       All-Season      All-Season
                                                   Conservative Fund  Moderate Fund  Aggressive Fund(a)
                                                   -----------------  -------------  -----------------
Amount
Class A Shares:
Sold...........................................      $         --     $     78,326    $    112,078
Issued as reinvestment of dividends............                --           12,796           2,298
Redeemed.......................................                --          (77,868)             --
                                                     ------------     ------------    ------------
Net increase...................................      $         --     $     13,254    $    114,376
                                                     ============     ============    ============
Class Y Shares:
Sold...........................................      $     75,001     $    319,614    $ 54,440,974
Issued as reinvestment of dividends............             5,403            9,338         131,201
Redeemed.......................................           (50,000)         (61,844)             --
                                                     ------------     ------------    ------------
Net increase...................................      $     30,404     $    267,108    $ 54,572,175
                                                     ============     ============    ============

-----------------------------------------------------------------------------
Shares
Class A Shares:
Sold...........................................                --            6,527           9,010
Issued as reinvestment of dividends............                --            1,156             199
Redeemed.......................................                --           (6,527)             --
                                                     ------------     ------------    ------------
Net increase...................................                --            1,156           9,209
                                                     ============     ============    ============

Class Y Shares:
Sold...........................................             6,757           27,089       4,484,764
Issued as reinvestment of dividends............               507              846          11,379
Redeemed.......................................            (4,529)          (5,168)             --
                                                     ------------     ------------    ------------
Net increase...................................             2,735           22,767       4,496,143
                                                     ============     ============    ============

---------
(a) The Munder All-Season Aggressive Fund Class A Shares commenced operations on October 8, 1997.

                      See Notes to Financial Statements.

The Munder Lifestyle Funds
      Statement of Changes in Net Assets, Period Ended June 30, 1997

------------------------------------------------------------------------------


                                                  Munder             Munder            Munder
                                                All-Season         All-Season        All-Season
                                         Conservative Fund(a)    Moderate Fund(b)     Aggressive Fund(c)
                                         --------------------    ----------------     ------------------
Net investment income.....................     $   1,048           $   1,356          $   1,839
Net realized gain on investments sold during
    the period............................           694                 803                313
Net change in unrealized appreciation of
    investments during the period.........         3,725              21,600             92,000
                                               ---------           ---------          ---------
Net increase in net assets resulting
    from operations.......................         5,467              23,759             94,152
Net increase in net assets from Fund share
    transactions
    Class A Shares........................            --             200,279                 --
    Class Y Shares........................       100,030             102,564          1,388,627
                                               ---------           ---------          ---------
Net increase in net assets................       105,497             326,602          1,482,779
NET ASSETS:
Begininning of period.....................             0                   0                  0
                                               ---------           ---------          ---------
End of period.............................     $ 105,497           $ 326,602         $1,482,779
                                               =========           =========         ==========
Undistributed net investment income.......     $   1,048           $   1,356         $    1,878
                                               =========           =========         ==========

Statement of Changes - Capital Stock Activity, Period Ended June 30, 1997
Amount
Class A Shares:
Sold......................................     $      --           $ 200,279          $      --
                                               ---------           ---------          ---------
Net increase..............................     $      --           $ 200,279          $      --
                                               =========           =========          =========

Class Y Shares:
Sold......................................     $ 100,030           $ 102,564         $1,388,627
                                               ---------           ---------         ----------
Net increase..............................     $ 100,030           $ 102,564         $1,388,627
                                               =========           =========         ==========


Shares
Class A Shares:
Sold......................................            --              19,392                 --
                                               ---------           ---------          ---------
Net increase..............................            --              19,392                 --
                                               =========           =========          =========

Class Y Shares:
Sold......................................        10,003              10,248            130,687
                                               ---------           ---------          ---------
Net increase..............................        10,003              10,248            130,687
                                               =========           =========          =========

---------
(a)The Munder All-Season Conservative Fund Class Y Shares commenced operations on April 3, 1997.
(b) The Munder All-Season Moderate Fund Class A Shares and Class Y Shares commenced operations on April 4, 1997, and April 3, 1997, respectively.
(c) The Munder All-Season Aggressive Fund Class Y Shares commenced operations on April 3, 1997.

                      See Notes to Financial Statements.


The Munder All-Season Conservative Fund (a,d)
      Financial Highlights, For a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------

                                                                 Y Shares
                                                        -----------------------
                                                        Period
                                                        Ended             Period
                                                        12/31/97          Ended
                                                       (Unaudited)       6/30/97
                                                       -----------       -------
Net asset value, beginning of period ................   $    10.55     $    10.00
                                                        ----------     ----------
Income from investment operations:
Net investment income ...............................         0.14           0.10
Net realized and unrealized gain on investments .....         0.56           0.45
                                                        ----------     ----------
Total from investment operations ....................         0.70           0.55
                                                        ----------     ----------
Less distributions:
Dividends from net investment income ................        (0.25)       --
Distributions from net realized capital gains .......        (0.19)       --
                                                        ----------     ----------
Total distributions .................................        (0.44)       --
                                                        ----------     ----------
Net asset value, end of period ......................   $    10.81     $    10.55
                                                        ==========     ==========
Total return (c) ....................................         6.72%          5.50%
                                                        ==========     ==========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................   $      138        $   105
Ratio of operating expenses to average net assets ...         0.55%(b)       0.55% (b)
Ratio of net investment income to average net assets          3.16%(b)       4.24% (b)
Portfolio turnover rate .............................           24%            18%
Ratio of operating expenses to average net assets
   without expenses reimbursed ......................        61.15%(b)      97.07% (b)

---------
  (a) The Munder All-Season Conservative Fund Class Y Shares commenced operations on April 3, 1997.
  (b)  Annualized.
  (c) Total return represents aggregate total return for the period indicated.
  (d) The Fund is authorized to issue Class A Shares and Class B Shares. As of December 31, 1997, the Fund had not commenced selling Class A Shares and Class B Shares.

                      See Notes to Financial Statements.

The Munder All-Season Moderate Fund (a,d)
      Financial Highlights, For a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------

                                                                 A Shares
                                                        ------------------------
                                                        Period
                                                         Ended           Period
                                                        12/31/97         Ended
                                                        (Unaudited)     6/30/97
                                                        -----------     -------
Net asset value, beginning of period ................   $    11.02     $    10.00
                                                        ----------     ----------
Income from investment operations:
Net investment income ...............................         0.09           0.04
Net realized and unrealized gain on investments .....         0.96           0.98
                                                        ----------     ----------
Total from investment operations ....................         1.05           1.02
                                                        ----------     ----------
Less distributions:
Dividends from net investment income ................        (0.10)       --
Distributions in excess of net  investment income ...        (0.04)       --
Distributions from net realized capital gains .......        (0.52)       --
                                                        ----------     ----------
Total distributions .................................        (0.66)       --
                                                        ----------     ----------
Net asset value, end of period ......................   $    11.41     $    11.02
                                                        ==========     ==========
Total return (c) ....................................         9.72%         10.20%
                                                        ==========     ==========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................   $   234        $   214
Ratio of operating expenses to average net assets ...      0.85%(b)       0.85%(b)
Ratio of net investment income to average net assets       1.53%(b)       2.22%(b)
Portfolio turnover rate .............................        34%             5%
Ratio of operating expenses to average net assets
   without expenses reimbursed ......................     18.08%(b)      41.36%(b)

---------
  (a) The Munder All-Season Moderate Fund Class A Shares and Class Y Shares commenced operations on April 4, 1997, and April 3, 1997, respectively.
  (b)  Annualized.
  (c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
  (d) The Fund is authorized to issue Class B Shares. As of December 31, 1997, the Fund had not commenced selling Class B Shares.

                      See Notes to Financial Statements.

The Munder All-Season Moderate Fund (a,d)
      Financial Highlights, For a Share Outstanding Throughout The Period

-----------------------------------------------------------------------------

                                                                Y Shares
                                                        ----------------------
                                                        Period
                                                        Ended         Period
                                                        12/31/97      Ended
                                                        (Unaudited)   6/30/97
                                                        -----------   -------
Net asset value, beginning of period ................   $    11.02  $    10.00
                                                        ----------  ----------
Income from investment operations:
Net investment income ...............................         0.11        0.06
Net realized and unrealized gain on investments .....         0.94        0.96
                                                        ----------  ----------
Total from investment operations ....................         1.05        1.02
                                                        ----------  ----------
Less distributions:
Dividends from net investment income ................        (0.11)    --
Distributions in excess of net  investment income ...        (0.05)    --
Distributions from net realized capital gains .......        (0.52)    --
Total distributions .................................        (0.68)    --
                                                        ----------  ----------
Net asset value, end of period ......................   $    11.39  $    11.02
                                                        ==========  ==========
Total return (c) ....................................         9.74%      10.20%
                                                        ==========  ==========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................   $   376     $   113
Ratio of operating expenses to average net assets ...      0.55%(b)    0.55%(b)
Ratio of net investment income to average net assets       1.83%(b)    2.52%(b)
Portfolio turnover rate .............................        34%          5%
Ratio of operating expenses to average net assets
   without expenses reimbursed ......................     17.78% (b)  41.06%(b)

---------
  (a) The Munder All-Season Moderate Fund Class A Shares and Class Y Shares commenced operations on April 4, 1997, and April 3, 1997, respectively.
  (b)  Annualized.
  (c) Total return represents aggregate total return for the period indicated.
  (d) The Fund is authorized to issue Class B Shares. As of December 31, 1997, the Fund had not commenced selling Class B Shares.

                      See Notes to Financial Statements.


The Munder All-Season Aggressive Fund (a,d)
      Financial Highlights, For a Share Outstanding Throughout Each Period

-----------------------------------------------------------------------------

                                                          A Shares               Y Shares
                                                          --------       --------------------------
                                                          Period          Period
                                                          Ended            Ended            Period
                                                          12/31/97        12/31/97           Ended
                                                        (Unaudited)     (Unaudited)         6/30/97
                                                        -----------     -----------         -------
Net asset value, beginning of period .................   $    13.23     $       11.35     $      10.00
                                                         ----------     -------------     ------------
Income from investment operations:
Net investment income ................................      --                   0.03             0.01
Net realized and unrealized gain/(loss) on investments        (0.84)             1.03             1.34
Total from investment operations .....................        (0.84)             1.06             1.35
                                                         ----------     -------------     ------------
Less distributions:
Dividends from net investment income .................      --                  (0.02)         --
Distributions from net realized capital gains ........        (0.40)            (0.40)         --
                                                         ----------     -------------     ------------
Total distributions ..................................        (0.40)            (0.42)         --
                                                         ----------     -------------     ------------
Net asset value, end of period .......................   $    11.99     $       11.99     $      11.35
                                                         ==========     =============     ============
Total return (c) .....................................        (6.18)%            9.50%           13.50%
                                                         ==========     =============     ============

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .................  $    110        $   55,460        $   1,483
Ratio of operating expenses to average net assets ....      0.85%(b)          0.55%(b)         0.55%(b)
Ratio of net investment income to average net assets .     (0.07)%(b)         0.54%(b)         1.08%(b)
Portfolio turnover rate ..............................         11%              11%               3%
Ratio of operating expenses to average net assets
   without expenses reimbursed .......................      0.92%(b)          0.62%(b)        14.30%(b)

---------
 (a) The Munder All-Season Aggressive Fund Class A Shares and Class Y Shares commenced operations on October 8, 1997 and April 3,1997, respectively.
 (b)   Annualized.
 (c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 (d) The Fund is authorized to issue Class B Shares. As of December 31, 1997, the Fund had not commenced selling Class B Shares.


                      See Notes to Financial Statements.


                                      12


The Munder Lifestyle Funds
        Notes To Financial Statements, December 31, 1997

-------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, which was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, which was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington" ) is registered under the 1940 Act, as an open-end investment company which was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 31 portfolios currently in operation. Information presented in these financial statements only pertains to the Munder Lifestyle
Funds: Munder All-Season Conservative Fund (the "Conservative Fund") previously the All-Season Maintenance Fund, Munder All-Season Moderate Fund (the "Moderate Fund") previously the All-Season Development Fund and Munder All-Season Aggressive Fund (the "Aggressive Fund") previously the All-Season Accumulation Fund, (each a "Fund" collectively, the "Funds"), all of which commenced operations on April 3, 1997 and are Funds of MFI. Each Fund seeks its investment objective by investing in a variety of funds (the "Underlying Funds") offered by MFI, MFT and Framlington. In addition to shares of the Underlying Funds, each Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

     The Funds offer three classes of shares -- Class A, Class B and Class Y Shares. Each Fund is classified as a diversified management investment company under the 1940 Act.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: The Underlying Funds are valued according to their stated net asset value ("NAV"). The Underlying Funds value their portfolio securities as follows: Securities traded on a national securities exchange or on the NASDAQ National Market System ("NASDAQ")are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be on over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by Munder Capital Management (the "Advisor") under the supervision of the Board of Directors/Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors/Trustees determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase

The Munder Lifestyle Funds
        Notes To Financial Statements, December 31, 1997
               (Continued)

-----------------------------------------------------------------------------

agreements to evaluate potential risks.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

     Dividend and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Administrator, Custodian, Transfer Agent and Other Related Party Transactions

     Munder Capital Management, an independent investment management firm, serves as each Fund's investment advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 0.35%, based on the average daily net assets of the respective Fund. The Advisor has reimbursed certain expenses, payable by the Funds, for the period ending December 31, 1997, as reflected in the Statement of Operations.

     Funds Distributor, Inc. ("FDI" or the "Distributor") entered into Sub-Administration Agreements with First Data Investor Services Group prior to November 1, 1997 and State Street Bank & Trust Company after October 31, 1997, under which FDI provides certain administrative services with respect to the Funds. FDI's fee for these services is paid for by the administrator out of its own resources at no additional cost to the Funds.

     Comerica Bank ("Comerica") provides certain custodian and shareholder services to the Funds. Prior to November 1, 1997, Comerica received as compensation for its custodian services fees, based on the aggregate average daily net assets of the Funds (other than assets invested in investment portfolios advised by the Advisor) and certain other investment portfolios advised by the Advisor for which Comerica provided services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets and 0.01% of net assets in excess of $600 million. Comerica also received certain transaction based fees. Comerica earned $ 6,717 for its custodian services to the Funds through October 31, 1997. As of November 1, 1997, State Street Bank & Trust Company became the sub-custodian to the Funds. For its services as sub-custodian, State Street receives a fee based on the aggregate average daily net assets of the Funds and certain other investment portfolios advised by the Advisor for which State Street

The Munder Lifestyle Funds
        Notes To Financial Statements, December 31, 1997
               (Continued)

-----------------------------------------------------------------------------

provides custodial services, as well as certain transaction based fees. After October 31, 1997, no compensation was paid to Comerica for its services as custodian to the funds. As of November 1, 1997, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers as compensation for certain shareholder services provided by Comerica to the Funds.

     Each Trustee/Director of MFI, MFT, and Framlington is paid an aggregate fee, consisting of a $20,000 annual retainer for services in such capacity plus $1,500 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member for services provided as Board members of MFI, MFT, Framlington and St. Clair Funds, Inc. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor, Comerica, FDI or Investor Services Group currently receives any compensation from MFI, MFT or Framlington.

3.   Distribution and Service Plans

     FDI serves as the distributor of the Funds' shares. For the period ended December 31, 1997, there were no commissions (sales charges) on the sale of Class A Shares of the Funds and no contingent deferred sales charges from redemptions of Class B Shares of the Funds.

     The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b- 1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A and Class B Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B Plan also permits payments to be made by the Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). For the period ended December 31, 1997, the contractual rates, as a percentage of average daily net assets, under the Plans are as follows:

                                          Class A      Class B
                                          Shares       Shares
                                         12b-1 Fees   12b-1 Fees
                                         ----------   ----------
   The Funds........................         0.30%      1.00%


4.   Securities Transactions

   For the period ended December 31, 1997, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                Cost of Purchases  Proceeds from Sales
                                                -----------------  -------------------
   Conservative Fund.........................      $   46,865       $  25,381
   Moderate Fund.............................         407,599         145,980
   Aggressive Fund...........................       59,193,625       4,394,536

The Munder Lifestyle Funds
        Notes To Financial Statements, December 31, 1997
               (Continued)

-----------------------------------------------------------------------------

   At December 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                      Tax Basis      Tax Basis
                                                     Unrealized     Unrealized
                                                    Appreciation   Depreciation
                                                    ------------   ------------
   Conservative Fund                                  $  4,745      $      146
   Moderate Fund                                         17,996          6,215
   Aggressive Fund                                      907,459      2,598,416

5.   Risk Factors of the Funds

     Investing in the Underlying Funds through the Funds involves certain additional expenses and tax results that would not be incurred in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Fund wholly or partly by a distribution in-kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities Exchange Commission. In such cases, the Funds may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

     Certain of the Underlying Funds may invest in securities of foreign issuers, including issuers in emerging market countries (that involve risks not typically associated with U.S. issuers), and certain options and future strategies. Certain of the Underlying Funds may invest in the securities of emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such securities.

     The Trustees/Directors of MFI, MFT and Framlington also serve as Trustees/Directors of the Underlying Funds. In addition, conflicts may arise as these Trustees/Directors seek to fulfill their fiduciary responsibilities to both the Funds and the Underlying Funds.

     From time to time, one or more of the Underlying Funds used for investment for a Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Funds as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. The Advisor, representing the interests of the Underlying Funds, is committed to minimizing the impact of Fund transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Funds. The Advisor may, nevertheless, face conflicts in fulfilling its responsibilities to both the Funds and Underlying Funds.

6.   Organization Costs

     Expenses incurred in connection with the organization of the Funds, including the fees and expenses ofregistering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Richard H. Rose, Assistant Treasurer
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Teresa M.R. Hamlin, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNLIFE97

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.